Filed with the Securities and Exchange Commission on April 5, 2021
REGISTRATION NO. 333-184887
INVESTMENT COMPANY ACT NO. 811-07325
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 17
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 187
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PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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J. MICHAEL LOW, ESQ
C/O KUTAK ROCK LLP
8601 NORTH SCOTTSDALE ROAD, SUITE 300
SCOTTSDALE, ARIZONA 85253-2738
(602) 385-7854
(Name, address and telephone number of agent for service)
COPIES TO:
RICHARD H. KIRK
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-3707
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY C SERIESSM (“C SERIES”)
Flexible Premium Deferred Annuities Offering Highest Daily Lifetime® Income v3.0 Optional Living Benefits and Legacy Protection Plus Optional Death Benefit
PROSPECTUS: APRIL 30, 2021
(For Annuities issued on or after February 10, 2014)
This prospectus describes three different flexible premium deferred annuity classes offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an “Annuity”, and to the annuity contracts collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). Information about the "L Series" Annuities, which are no longer offered for new sales, is in Appendix D. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Each Annuity or certain of its investment options and/or features may not be available in all states. Financial professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional living or death benefits). Please speak to your financial professional for further details. The guarantees provided by the variable annuity contracts and the optional living and death benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. Although we use different labels, they have the same meaning in this Prospectus as in the Annuity. For more details, see “Optional Living Benefits” and "Optional Death Benefit" later in this prospectus.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of the Sub-accounts. Currently, Portfolios of Advanced Series Trust and Prudential Series Funds are being offered. Certain Sub-accounts are not available if you participate in an optional living or death benefit – see “Limitations With Optional Living Benefits” and "Limitations With Optional Death Benefit" later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuities that you should know before investing. Please read this prospectus and keep it for future reference. If you purchased one of the Annuities as a replacement for an existing variable annuity or variable life policy or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to (1) the ability to elect a living benefit or a death benefit, (2) the opportunity to annuitize the contract and (3) the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
PPRT30DPROS

When delivered in connection with the sale of a new Annuity, this prospectus must be accompanied by the applicable Rate Sheet Prospectus Supplement setting forth the then current Roll-up Rate and Withdrawal Percentages.
OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your financial professional can show you information regarding other Pruco Life annuity contracts that he or she sells. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your financial professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
WWW.PRUDENTIAL.COM

Prospectus dated: April 30, 2021	Statement of Additional Information dated: April 30, 2021
(For Annuities issued on or after February 10, 2014)	(For Annuities issued on or after February 10, 2014)
PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS
ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio1,*
AST Advanced Strategies Portfolio1,*
AST AllianzGI World Trends Portfolio1,*
AST American Funds Growth Allocation Portflio1,4,5,*
AST Balanced Asset Allocation Portfolio1,*
AST BlackRock 60/40 Target Allocation ETF Portfolio1,4,6,*
AST BlackRock 80/20 Target Allocation ETF Portfolio1,4,6,*
AST BlackRock Global Strategies Portfolio1,*
AST BlackRock Low Duration Bond Portfolio*
AST BlackRock/Loomis Sayles Bond Portfolio*
AST Capital Growth Asset Allocation Portfolio1,*
AST ClearBridge Dividend Growth Portfolio*
AST Cohen & Steers Global Realty Portfolio*
AST Cohen & Steers Realty Portfolio*
AST Dimensional Global Core Allocation Portfolio7,*
AST Emerging Markets Equity Portfolio*
AST Fidelity Institutional AM® Quantitative Portfolio1, 2,*
AST Franklin 85/15 Diversified Allocation Portfolio1,*
AST Global Bond Portfolio*
AST Goldman Sachs Small-Cap Value Portfolio*
AST Government Money Market Portfolio*
AST High Yield Portfolio*
AST Hotchkis & Wiley Large-Cap Value Portfolio*
AST International Growth Portfolio*
AST International Value Portfolio*
AST Investment Grade Bond Portfolio3,4,*
AST J.P. Morgan Global Thematic Portfolio1,*
AST J.P. Morgan International Equity Portfolio4,*
AST J.P. Morgan Tactical Preservation Portfolio1,*
AST Jennison Large-Cap Growth Portfolio*
AST Large-Cap Core Portfolio*
AST Loomis Sayles Large-Cap Growth Portfolio*
AST MFS Global Equity Portfolio*
AST MFS Growth Allocation Portfolio1,*
AST MFS Growth Portfolio*
AST MFS Large-Cap Value Portfolio*
AST Mid-Cap Growth Portfolio*
AST Mid-Cap Value Portfolio*
AST Preservation Asset Allocation Portfolio1,*
AST Prudential Core Bond Portfolio*
AST Prudential Growth Allocation Portfolio1,*

AST QMA US Equity Alpha Portfolio*
AST Quantitative Modeling Portfolio*
AST Small-Cap Growth Opportunities Portfolio*
AST Small-Cap Growth Portfolio*
AST Small-Cap Value Portfolio*
AST T. Rowe Price Asset Allocation Portfolio1,*
AST T. Rowe Price Growth Opportunities Portfolio1,*
AST T. Rowe Price Large-Cap Growth Portfolio*
AST T. Rowe Price Large-Cap Value Portfolio*
AST T. Rowe Price Natural Resources Portfolio*
AST Wellington Management Hedged Equity Portfolio1 ,*
AST Western Asset Core Plus Bond Portfolio*
AST Western Asset Emerging Markets Debt Portfolio*
Prudential Series Funds
PSF Small-Cap Stock Index Portfolio - Class I
PSF Stock Index Portfolio - Class I

*These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits. Please see your prospectus under “Variable Investment Options” in the “Investment Options” section for information about the potential impact of the formula on the Portfolios.
(1)     These are the only variable investment options available to you if you select one of the optional living benefits.
(2)     Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
(3)     The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers.
(4)    These portfolios are not available with the optional death benefit. All other variable investment options are available to you if you select the optional death benefit with the Custom Portfolios Program. Please see the Investment Options section for additional details.
(5)    Available on newly issued contracts with an application signed date on or after April 30, 2018.
(6)    Available for Annuities issued with an application signed date on or after January 28, 2019.The variable investment option is available whether or not an optional living benefit is elected for your Annuity but is not available if you elect any optional death benefit for your Annuity (not all contracts offer optional death benefits.
(7)    Available for Annuities issued based on applications signed on or after November 18, 2019.The variable investment option is available whether or not an optional living benefit is elected for your Annuity but is not available if you elect any optional death benefit for your Annuity (not all contracts offer optional death benefits).

i

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GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts, the Secure Value Account and/or the Market Value Adjustment Options on any Valuation Day. The Account Value is determined separately for each Sub-account, the Secure Value Account and for each Market Value Adjustment Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Market Value Adjustment Option will be calculated using an Market Value Adjustment factor, if applicable.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: The annual amount of income for which you are eligible for life under the optional living benefits.
Annuitant: The natural person upon whose life annuity payments are based.
Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the death benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: An Annuity that may be purchased if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Dollar Cost Averaging (“DCA”) Market Value Adjustment Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA Market Value Adjustment Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA Market Value Adjustment Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Market Value Adjustment Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Period: The period of time during which we credit a fixed rate of interest to an Market Value Adjustment Option.
Investment Option: A Sub-account or Market Value Adjustment Option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Lifetime Withdrawals: Amounts withdrawn under the optional living benefits that provide the Annual Income Amount each year until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), regardless of the performance of your Account Value subject to our rules regarding the timing and amount of withdrawals.
Market Value Adjustment (“Market Value Adjustment”): A positive or negative adjustment used to determine the Account Value in an Market Value Adjustment Option.
Market Value Adjustment Options (“Market Value Adjustment Options”): Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an Market Value Adjustment may apply. The Market Value Adjustment Options consist of (a) the DCA Market Value Adjustment Option used with our 6 or 12 Month DCA Program and (b) the “Long-Term Market Value Adjustment Options”, under which Guarantee Periods of different yearly lengths are offered. The Market Value Adjustment feature of your Annuity is now described in a separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Maturity Date: With respect to an Market Value Adjustment Option, the last day in a Guarantee Period.
Measuring Life: Under Legacy Protection Plus, the Measuring Life is the Owner or oldest Owner if multiple Owners, or Annuitant, if the contract is owned by an entity we permit. The Measuring Life cannot be changed after your contract is issued.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.
Permitted Sub-accounts: The sub-accounts, as determined by us, to which you can allocate amounts if you elect an optional living benefit or death benefit. The Permitted Sub-accounts available with an optional living benefit may be different from the Permitted Sub-accounts available with the optional death benefit.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Protected Withdrawal Value: In connection with an optional living benefit, the amount to which the Withdrawal Percentage is applied to determine your Annual Income Amount, which initially equals your Unadjusted Account Value. The Protected Withdrawal Value is also used to determine your optional living benefit fee. It is separate from your Account Value and not available as cash or a lump sum withdrawal.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Roll-Up Rates:
•for Optional Living Benefit Roll-Up Rate: The guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The Roll-Up Rate is set when you elect the benefit and will not change. The rate is an annual effective rate and compounds daily.
•for Legacy Protection Plus Roll-Up Rate: The guaranteed rate that is multiplied by the Death Benefit Base on each contract anniversary to determine the amount to be added to your Roll-Up Death Benefit Amount. This rate applies until the earlier of reaching the Roll-Up Cap Date or death. The Legacy Protection Plus Roll-Up Rate and the Roll-Up Cap Percentage are set when your contract is issued and will not change.
Secure Value Account: The fixed account to which we allocate 10% of your initial Purchase Payment and 10% of any subsequent Purchase Payments if you elect an optional living benefit. The Secure Value Account earns interest at a rate we declare no more frequently than annually, is supported by assets held in our general account and is subject to our claims paying ability.
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.

Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value (which includes the effect of any Market Value Adjustment) less any applicable CDSC, any applicable Tax Charge, any charges assessable as a deduction from the Account Value for any optional living and death benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any Market Value Adjustment.
Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
Withdrawal Percentage: In connection with an optional living benefit, the percentage applied to your Protected Withdrawal Value to determine your Annual Income Amount. The applicable Withdrawal Percentage will depend on the age at which you take your first Lifetime Withdrawal. The applicable Withdrawal Percentages are set when you first elect the benefit and will not change.
you, your: The Owner(s) shown in the Annuity.

SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses you will pay when owning and surrendering one of the Annuities. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this prospectus. Information about the fees and expenses applicable to the L Series is contained in Appendix D.
The first table describes fees and expenses that you will pay at the time you surrender an Annuity, take certain partial withdrawals or transfer Account Value between Investment Options. State premium taxes also may be deducted.

ANNUITY OWNER TRANSACTION EXPENSES

Contingent Deferred Sales Charge (“CDSC”)[1]
Age of Purchase Payment Being Withdrawn	Percentage Applied to Purchase Payment Being Withdrawn
	B SERIES	C SERIES
Less than 1 year old	7%	None
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	6%
4 years old or older, but not yet 5 years old	5%
5 years old or older, but not yet 6 years old	4.5%
6 years old or older, but not yet 7 years old	4%
7 years old, or older	0%
Transfer Fee2: $10 (currently, after the 20th transfer each Annuity Year)
Tax Charge: 0% - 3.5%
1    The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a “first-in, first-out” basis.
2    Transfers in connection with one of our systematic programs (such as rebalancing or the formula used with optional living benefits) and transfers we make to or from the Secure Value Account due to the election or termination of an optional living benefit do not count toward the 20 transfers in an Annuity Year.
The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.

PERIODIC FEES AND CHARGES (assessed annually as a percentage of Unadjusted Account Value)
Annual Maintenance Fee[3]	Lesser of $50 and 2%

ANNUALIZED INSURANCE FEES AND CHARGES (assessed daily as a percentage of the net assets of the Sub-accounts)
	B SERIES	C SERIES
Mortality & Expense Risk Charge
During first 9 Annuity Years	1.30%	1.80%
After 9th Annuity Year	1.30%	1.30%
Administration Charge (All Annuity Years)	0.15%	0.15%
Total Annualized Insurance Fees and Charges[4,5]
During first 9 Annuity Years	1.45%	1.95%
After 9th Annuity Year	1.45%	1.45%
3    Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries continuing the Annuity under the Beneficiary Continuation Option, the fee is the lesser of $30 and 2% of the Unadjusted Account Value and only applies if the Unadjusted Account Value is less than $25,000 at the time the fee is due.
4    The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge.
5    For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality & Expense Risk Charge and Administration Charge do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.
The following tables set forth the charges we deduct for each optional living and death benefit under the Annuity. These fees would be in addition to the transaction fees and charges and periodic fees and charges described in the tables above. You may not elect Legacy Protection Plus with an optional living benefit.

OPTIONAL LIVING BENEFITS (Charge for each benefit is assessed against the greater of Unadjusted Account Value and Protected Withdrawal Value)
Annualized Charge
Highest Daily Lifetime Income v3.0	Maximum[6]: 2.00% Current: 1.00%
Spousal Highest Daily Lifetime Income v3.0	Maximum[6]: 2.00% Current: 1.10%
Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit	Maximum[6]: 2.00% Current: 1.50%
Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit	Maximum[6]: 2.00% Current:1.60%
6    We reserve the right to increase the charge to the maximum charge indicated upon any “step-up” under the benefit. Also, if you elected or re-elected a benefit after your Annuity was issued, the charge for the benefit under your Annuity will equal the then current charge for the new Annuity owners up to the maximum indicated. Effective December 31, 2020, these optional living benefits will no longer be offered for new elections or re-elections. This also means that if you currently have one of these benefits and elect to terminate it, you will not be permitted to re-elect it.

OPTIONAL DEATH BENEFIT
LEGACY PROTECTION PLUS
(Charge for benefit is assessed against the Roll-Up Death Benefit Amount, and determined at issue (See “Optional Death Benefit-Charge for Legacy Protection Plus” section for more information))

Annualized Charge
Age 55 or younger	Maximum[7]: 1.50% Current: 0.65%
Ages 56-70	Maximum[7]: 1.50% Current: 0.80%
Ages 71 and over	Maximum[7]: 1.50% Current: 0.95%
7    We reserve the right to raise the charge for Legacy Protection Plus on in-force contracts on or after the 5th contract anniversary, up to the maximum charge indicated. Contract owners will have the ability to “opt out” of the fee increase in which case the optional death benefit will terminate.
The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.31%*	2.90%*
* These expenses do not include the impact of any applicable contractual waivers and expense reimbursements.
The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2020 and do not necessarily reflect the fees you may incur. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudential.com.

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.62%	0.04%	0.13%	0.03%	0.01%	0.49%	1.32%	0.01%	1.31%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.03%	0.94%	0.02%	0.92%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.05%	0.97%
AST American Funds Growth Allocation Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.31%	1.25%	0.33%	0.92%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST BlackRock 60/40 Target Allocation ETF Portfolio*	0.52%	0.09%	0.25%	0.00%	0.00%	0.16%	1.02%	0.27%	0.75%
AST BlackRock 80/20 Target Allocation ETF Portfolio*	0.52%	0.07%	0.25%	0.00%	0.00%	0.17%	1.01%	0.26%	0.75%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST BlackRock Global Strategies Portfolio*	0.76%	0.07%	0.25%	0.00%	0.00%	0.01%	1.09%	0.02%	1.07%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.07%	0.25%	0.00%	0.00%	0.01%	0.81%	0.06%	0.75%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.01%	0.25%	0.00%	0.00%	0.01%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.12%	0.25%	0.00%	0.00%	0.00%	1.20%	0.05%	1.15%
AST Cohen & Steers Realty Portfolio	0.83%	0.03%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Dimensional Global Core Allocation Portfolio*	0.68%	1.74%	0.25%	0.00%	0.00%	0.23%	2.90%	2.04%	0.86%
AST Emerging Markets Equity Portfolio*	0.93%	0.25%	0.25%	0.00%	0.00%	0.00%	1.43%	0.13%	1.30%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.04%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)*	0.73%	0.09%	0.25%	0.00%	0.00%	0.12%	1.19%	0.12%	1.07%
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)*	0.62%	0.03%	0.25%	0.00%	0.00%	0.00%	0.90%	0.04%	0.86%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.01%	1.05%
AST Government Money Market Portfolio	0.30%	0.02%	0.25%	0.00%	0.00%	0.00%	0.57%	0.00%	0.57%
AST High Yield Portfolio	0.58%	0.04%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.01%	0.83%
AST International Growth Portfolio*	0.81%	0.05%	0.25%	0.00%	0.00%	0.00%	1.11%	0.02%	1.09%
AST International Value Portfolio	0.81%	0.05%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Investment Grade Bond Portfolio*	0.47%	0.03%	0.25%	0.00%	0.00%	0.02%	0.77%	0.04%	0.73%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.01%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.08%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)*	0.76%	0.06%	0.25%	0.01%	0.00%	0.00%	1.08%	0.17%	0.91%
AST Jennison Large-Cap Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)*	0.55%	0.02%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio*	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.01%	1.12%
AST MFS Growth Allocation Portfolio	0.67%	0.06%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Growth Portfolio*	0.72%	0.01%	0.25%	0.00%	0.00%	0.00%	0.98%	0.02%	0.96%
AST MFS Large-Cap Value Portfolio	0.66%	0.01%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Mid-Cap Growth Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)*	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.01%	1.00%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST Prudential Core Bond Portfolio	0.46%	0.02%	0.25%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
AST Prudential Growth Allocation Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.08%	0.25%	0.00%	1.45%	0.00%	1.45%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.82%	1.08%	0.00%	1.08%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.73%	0.05%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.01%	0.88%
AST T. Rowe Price Growth Opportunities Portfolio*	0.71%	0.04%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.05%	0.89%
AST T. Rowe Price Large-Cap Value Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.09%	0.25%	0.00%	0.00%	0.00%	1.07%	0.02%	1.05%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.02%	1.10%	0.05%	1.05%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.01%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.16%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
PSF Small-Cap Stock Index Portfolio – Class I (formerly PSF Small Capitalization Stock Portfolio – Class I)	0.35%	0.05%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PSF Stock Index Portfolio – Class I	0.29%	0.02%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%
*See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST American Funds Growth Allocation Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser)(exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.92% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock 60/40 Target Allocation ETF Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in underlying exchange-traded funds managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.75% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock 80/20 Target Allocation ETF Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the acquired fund fees and expenses due to investments in underlying exchange-traded funds managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) plus acquired fund fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) do not exceed 0.75% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.0249% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Dimensional Global Core Allocation Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser until June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.86% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has also contractually agreed to waive 0.018% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.000% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Growth Opportunities Portfolio
The Manager has contractually agreed to waive 0.0104% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”
•Insurance Charge
•Contingent Deferred Sales Charge (when and if applicable)
•Annual Maintenance Fee
•Optional living or optional death benefit fees, as described below
The examples also assume the following for the period shown:
•Your Account Value is allocated to the Sub-account available under this annuity with both the maximum and minimum total annual portfolio operating expenses before any fee waiver or expense reimbursement and those expenses remain the same each year for purposes of the example.*
•With respect to optional living benefit fees, you elect the Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, which has the maximum optional living benefit charge and the applicable Roll-Up Rate is 5.0%. There is no other optional living benefit that would result in higher maximum charges than those shown in the examples.
•With respect to the Legacy Protection Plus optional death benefit, the maximum benefit charge is deducted, and your Account Value is allocated to the available Legacy Protection Plus Permitted Sub-Account with both the maximum and minimum total annual portfolio operating expenses before any fee waiver or expense reimbursement and those expenses remain the same each year for purposes of the example.*
•For each charge, we deduct the maximum charge rather than the current charge.
•You make no withdrawals of Account Value.
•You make no transfers, or other transactions for which we charge a fee.
•No tax charge applied.
Amounts shown in the examples are rounded to the nearest dollar.
*    Note: Not all Portfolios offered as Sub-accounts may be available depending on optional living or death benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHICH OPTIONAL BENEFIT YOU ELECT (IF ANY); (2) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO SUB-ACCOUNTS OTHER THAN THOSE WITH THE MINIMUM OR MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES; AND (3) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO CERTAIN UNDERLYING PORTFOLIOS.
For Applications dated before November 18, 2019, Expense Examples are provided as follows:

	B SERIES WITH THE OPTIONAL LIVING BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,250	$2,279	$3,348	$5,958	$1,136	$1,944	$2,806	$4,969
If you annuitize your annuity at the end of the applicable time period:[1]	$550	$1,679	$2,848	$5,958	$436	$1,344	$2,306	$4,969
If you do not surrender your annuity:	$550	$1,679	$2,848	$5,958	$436	$1,344	$2,306	$4,969
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

	C SERIES WITH THE OPTIONAL LIVING BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$600	$1,823	$3,077	$6,313	$486	$1,494	$2,550	$5,374
If you annuitize your annuity at the end of the applicable time period: [1]	$600	$1,823	$3,077	$6,313	$486	$1,494	$2,550	$5,374
If you do not surrender your annuity:	$600	$1,823	$3,077	$6,313	$486	$1,494	$2,550	$5,374
1 Your ability to annuitize in the first 3 Annuity Years may be limited.
For Applications dated on or after November 18, 2019, Expense Examples are provided as follows:

	B SERIES WITH THE OPTIONAL LIVING BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,396	$2,693	$3,998	$7,052	$1,136	$1,944	$2,806	$4,969
If you annuitize your annuity at the end of the applicable time period: [1]	$696	$2,093	$3,498	$7,052	$436	$1,344	$2,306	$4,969
If you do not surrender your annuity:	$696	$2,093	$3,498	$7,052	$436	$1,344	$2,306	$4,969
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

	C SERIES WITH THE OPTIONAL LIVING BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$745	$2,231	$3,710	$7,351	$486	$1,494	$2,550	$5,374
If you annuitize your annuity at the end of the applicable time period: [1]	$745	$2,231	$3,710	$7,351	$486	$1,494	$2,550	$5,374
If you do not surrender your annuity:	$745	$2,231	$3,710	$7,351	$486	$1,494	$2,550	$5,374
1 Your ability to annuitize in the first 3 Annuity Years may be limited.
Expense Examples (with the Optional Death Benefit) are provided as follows:

	B SERIES WITH THE OPTIONAL DEATH BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,340	$2,530	$3,730	$6,499	$1,079	$1,775	$2,520	$4,338
If you annuitize your annuity at the end of the applicable time period: [1]	$640	$1,930	$3,230	$6,499	$379	$1,175	$2,020	$4,338
If you do not surrender your annuity:	$640	$1,930	$3,230	$6,499	$379	$1,175	$2,020	$4,338
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

	C SERIES WITH THE OPTIONAL DEATH BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$689	$2,068	$3,444	$6,807	$430	$1,326	$2,267	$4,756
If you annuitize your annuity at the end of the applicable time period: [1]	$689	$2,068	$3,444	$6,807	$430	$1,326	$2,267	$4,756
If you do not surrender your annuity:	$689	$2,068	$3,444	$6,807	$430	$1,326	$2,267	$4,756
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

SUMMARY
Effective December 31, 2020, the products referenced in this prospectus and applicable riders will not be available for new sales or re-elections.
This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment Portfolios. With the help of your financial professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in underlying Portfolios.
This prospectus describes two different Annuities. The Annuities differ primarily in the fees and charges deducted. With the help of your financial professional, you choose the Annuity that is suitable for you based on your investment time horizon and liquidity needs. Appendix D contains information about the L Series Annuity, which is no longer offered for new sales.
You and your financial professional may want to discuss and consider the following factors when choosing which Annuity product and benefit may be most appropriate for your individual needs:
•Your age;
•The amount of your investment and any planned future Purchase Payments into the annuity;
•How long you intend to hold the annuity (also referred to as “investment time horizon”);
•Your desire to make withdrawals from the annuity and the timing thereof;
•Your investment objectives;
•The guarantees optional living benefits may provide;
•The guarantees optional death benefits may provide; and
•Your desire to minimize costs and/or maximize return associated with the annuity.
You can compare the costs of the B-Series and C-Series by examining the section in this prospectus titled “Summary of Contract Fees and Charges”. There are trade-offs associated with the costs and benefits provided by each of the Series. Generally, shorter-term and no CDSC products such as the C-Series provide higher Surrender Value in short-duration scenarios, while long-term CDSC classes such as the B-Series provide higher Surrender Values in long-term scenarios. Please note, while the Insurance Charges differ between the Series, beginning after the 9th Annuity Year they are equal.
In choosing which Series to purchase, you should consider the features and the associated costs that offer the greatest value to you. The different features may include:
•Variations on your ability to access funds in your Annuity without the imposition of a Contingent Deferred Sales Charge (CDSC), and
•Different ongoing fees and charges you pay to stay in the Annuity.
As noted above, an Annuity without CDSC or a shorter CDSC may provide flexibility and greater Surrender Value in earlier years; however, if you intend to hold the Annuity long-term, it may result in a tradeoff for value in later years.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application.

Annuity	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
B SERIES	85	$1,000
C SERIES	85	$10,000
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 85 and applies to the Key Life.

After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing the Annuity” for additional information.
Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional living benefits and the optional death benefit each limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. The Permitted Sub-accounts available with an optional living benefit may be different from the Legacy Protection Plus Permitted Sub-accounts available with the optional death benefit. Each of the underlying Portfolios is described in its own prospectus, which you should read before selecting your Investment Options. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com. There is no assurance that any variable Investment Option will meet its investment objective.
You may also allocate money to an Market Value Adjustment Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the “Guarantee Period”, you will be subject to a “Market Value Adjustment”, which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA Market Value Adjustment Option to the other Investment Options you have designated. Premature withdrawals from the DCA Market Value Adjustment Option may also be subject to a Market Value Adjustment.
Please see “Investment Options” and “Managing Your Account Value” for more information. Additional information on the DCA Market Value Adjustment Option can be found in a separate prospectus available by calling 1-888-778-2888.
Access To Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to a Contingent Deferred Sales Charge. You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.
You may elect to receive income through fixed annuity payments over your lifetime, also called “Annuitization”. If you elect to receive fixed annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.
Please see “Access to Account Value” and “Annuity Options” for more information.
Optional Living Benefits: We offered optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”. For applications signed on or after April 27, 2015, you had the ability to elect an Optional Living Benefit only at the time of application or within 30 days of the date your Annuity is issued. Optional Living Benefits cannot be added more than 30 days after your Annuity has been issued. Optional living benefits cannot be elected if you elect Legacy Protection Plus, the optional death benefit.
Effective December 31, 2020, these optional living benefits will no longer be offered for new elections or re-elections. This also means that if you currently have one of these benefits and elect to terminate it, you will not be permitted to re-elect it.
•Highest Daily Lifetime Income v3.0
•Spousal Highest Daily Lifetime Income v3.0
•Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit
•Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value and require a mandatory allocation to the Secure Value Account. Also, the optional living benefits utilize a predetermined mathematical formula to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional living benefits section as well as the Appendices to this prospectus for more information on the formulas.
In the “Optional Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., “Excess Income”), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional living benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. The Annuity offers, with no additional charge, a Minimum Death Benefit that is generally equal to the greater of (i) your Unadjusted Account Value and (2) the sum of your Purchase Payments (adjusted for partial withdrawals). Under the optional living benefits Highest Daily Lifetime Income with Highest Daily Death Benefit and Spousal Highest Daily Lifetime Income with Highest Daily Death Benefit, each day that your Account Value reaches a new high, that amount is locked in for purposes of determining your death benefit amount (the “Highest Daily Death Benefit”). The amount of the death benefit to be paid under these optional benefits is equal to the greater of (1) the Minimum Death Benefit and (2) your Highest Daily Death Benefit. Legacy Protection Plus, an optional death benefit, is offered to provide an enhanced level of protection for your beneficiaries for an additional charge. Under Legacy Protection Plus, we maintain a separate roll-up death benefit amount based on your Purchase Payment(s) that increases at a preset rate on an annual basis. The amount of the death benefit under Legacy Protection Plus is equal to the greatest of (1) the Minimum Death Benefit, (2) your Unadjusted Account Value and (3) the roll-up death benefit amount. No optional death benefit is available if your Annuity is held as a Beneficiary Annuity or if you select any optional living benefit. We reserve the right to cease offering the optional death benefits.
Currently, Legacy Protection Plus is only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional death benefit subject to our rules and any changes or restrictions in the benefits. The Legacy Protection Plus Death Benefit may only be elected individually, and cannot be elected in combination with any other optional living or death benefit.
As a condition of electing Legacy Protection Plus, we limit the Investment Options to which you may allocate your Account Value. See the “Investment Options” section of the Prospectus for a description of investment options available and permitted with this benefit.
Please see “Death Benefits” for more information.
Fees and Charges: Each Annuity, and the optional living and death benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings or interest from your Annuity until distributions are made from your Annuity. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59 1/2, you also may be subject to a 10% additional federal tax.
Please note that if you purchase this Annuity within a tax advantaged retirement plan, such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan, you will get no additional tax advantage through the Annuity itself. Because there is no additional tax advantage when a variable annuity is purchased through one of these plans, the reasons for purchasing the Annuity inside a qualified plan are limited to (1) the ability to elect a living benefit or death benefit, (2) the opportunity to annuitize the contract and (3) the various investment options, which might make the Annuity an appropriate investment for you. You should consult your tax and financial adviser regarding such features and benefits prior to purchasing this Annuity for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus titled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see “Other Information” for more information about our Annuities, including legal information about Pruco Life, the Separate Account, and underlying Portfolios.

INVESTMENT OPTIONS
The Investment Options under the Annuity consist of the Sub-accounts and the Market Value Adjustment Options. In this section, we describe the Portfolios in which the Sub-accounts invest. We then discuss the investment restrictions that apply if you elect certain optional living or death benefits. Finally, we discuss the Market Value Adjustment Options.
Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The Portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
In contrast to the Sub-accounts, Account Value allocated to an Market Value Adjustment Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an Market Value Adjustment Option, so long as you remain invested in the Market Value Adjustment Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the Market Value Adjustment Option's Guarantee Period, you will be subject to a Market Value Adjustment or “Market Value Adjustment”, which can be positive or negative. A “Guarantee Period” is the period of time during which we credit a fixed rate of interest to an Market Value Adjustment Option.
As a condition of electing an optional living or death benefit (e.g., Highest Daily Lifetime Income v3.0, Legacy Protection Plus), you will be restricted from investing in certain Sub-accounts or Market Value Adjustment Options. We describe those restrictions below. In addition, all of the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and the AST Investment Grade Bond Sub-account. The optional living benefits also require a mandatory allocation of 10% of your initial Purchase Payment and additional Purchase Payments or Unadjusted Account Value to the Secure Value Account.
Whether or not you elected an optional living benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional living benefits and the Legacy Protection Plus Death Benefit, but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:
(a)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
(c)a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
VARIABLE INVESTMENT OPTIONS
Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “Pruco Life and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.
Not all Portfolios offered as Sub-accounts may be available depending on whether you elect an optional living benefit or optional death benefit. Thus, if you elected an optional living benefit or death benefit, you were precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans or other limited classes of investors permitted by the Code. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudential.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the Portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
In the table that follows, all Portfolio names include either the prefix “AST” or "PSF" which indicates that they are Portfolios of the Advanced Series Trust or Prudential Series Funds. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.
This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Portfolios benefit us financially. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommends any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Once you have selected your Investment Options, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program, including the Custom Portfolios Program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” and “Limitations with Optional Death Benefits” below for details about how these programs operate. You cannot participate in both the Automatic Rebalancing Program and the Custom Portfolios Program. If you are participating in an optional living benefit that uses a predetermined mathematical formula under which your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-Account, and you have elected automatic rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-Account used as part of the predetermined mathematical formula and the Secure Value Account will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally.
The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.	AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited
AST Advanced Strategies Portfolio	Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Investments LLC
PGIM Fixed Income
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC
AST AllianzGI World Trends Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST American Funds Growth Allocation Portfolio	Seeks to achieve long-term growth of capital and secondarily to generate income.	Capital International, Inc.
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST BlackRock 60/40 Target Allocation ETF Portfolio	Seeks long term capital appreciation.	BlackRock Financial Management, Inc.
AST BlackRock 80/20 Target Allocation ETF Portfolio	Seeks long term capital appreciation.	BlackRock Financial Management, Inc.
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio	Seeks capital appreciation and income.	Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Dimensional Global Core Allocation Portfolio	Seeks to achieve long-term capital appreciation.	PGIM Investments LLC Dimensional Fund Advisors LP
AST Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC Franklin Advisers, Inc. QS Investors, LLC Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)	Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Wellington Management Company LLP
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)	Seeks long-term capital appreciation.	QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio	Seeks total return.	Massachusetts Financial Services Company

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	Seeks capital growth.	Massachusetts Financial Services Company Wellington Management Company LLP Victory Capital Management Inc.
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	Jennison Associates LLC PGIM Fixed Income PGIM Real Estate QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc. T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio	Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio	Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.
AST Wellington Management Hedged Equity Portfolio	Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
PSF Small-Cap Stock Index Portfolio – Class I (formerly PSF Small Capitalization Stock Portfolio – Class I)	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST. PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
PGIM Real Estate is a business unit of PGIM, Inc.

LIMITATIONS WITH OPTIONAL LIVING BENEFITS
As a condition of electing any Highest Daily Lifetime Income v3.0 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts table below. Please note that the DCA Market Value Adjustment Options described later in this section are also available if you elect an optional living benefit.
Permitted Sub-accounts

AST Academic Strategies Asset Allocation Portfolio	AST Fidelity Institutional AM® Quantitative Portfolio
AST Advanced Strategies Portfolio	AST Franklin 85/15 Diversified Allocation Portfolio
AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio
AST American Funds Growth Allocation Portfolio	AST J.P. Morgan Tactical Preservation Portfolio
AST Balanced Asset Allocation Portfolio	AST MFS Growth Allocation Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Preservation Asset Allocation Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio	AST Prudential Growth Allocation Portfolio
AST BlackRock Global Strategies Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Dimensional Global Core Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio

LIMITATIONS WITH OPTIONAL DEATH BENEFIT
As a condition of electing Legacy Protection Plus, we limit the Investment Options to which you may allocate your Account Value. We offer two groups of “Permitted Sub-accounts”.
Group I Legacy Protection Plus Permitted Sub-accounts:
Under Group I, your allowable Investment Options are more limited, but you are not subject to mandatory quarterly rebalancing.
AST Academic Strategies Asset Allocation Portfolio*
AST Advanced Strategies Portfolio*
AST AllianzGI World Trends Portfolio*
AST Balanced Asset Allocation Portfolio*
AST BlackRock Global Strategies Portfolio*
AST Capital Growth Asset Allocation Portfolio*
AST Fidelity Institutional AM® Quantitative Portfolio*
AST Franklin 85/15 Diversified Allocation Portfolio*
AST J.P. Morgan Global Thematic Portfolio*
AST J.P. Morgan Tactical Preservation Portfolio*
AST MFS Growth Allocation Portfolio*
AST Preservation Asset Allocation Portfolio*
AST Prudential Growth Allocation Portfolio*
AST Quantitative Modeling Portfolio*
AST T. Rowe Price Asset Allocation Portfolio*
AST T. Rowe Price Growth Opportunities Portfolio*
AST Wellington Management Hedged Equity Portfolio*
Group II Legacy Protection Plus Permitted Sub-accounts (“Custom Portfolios Program”)
Under Group II, you have a larger number of allowable Investment Options compared to Group I but you are subject to certain restrictions and mandatory quarterly rebalancing. Specifically:
(a)you must allocate at least 30% of your Account Value to one or more of the fixed income Sub-accounts listed below:
AST BlackRock/Loomis Sayles Bond Portfolio*
AST BlackRock Low Duration Bond Portfolio*
AST Government Money Market Portfolio*
AST Prudential Core Bond Portfolio*
AST Templeton Global Bond Portfolio*; and
AST Western Asset Core Plus Bond Portfolio*
(b) you may allocate up to 70% of your Account Value to the Sub-accounts listed below.
AST Academic Strategies Asset Allocation Portfolio*
AST Advanced Strategies Portfolio*

AST AllianzGI World Trends Portfolio*
AST AQR Emerging Markets Equity Portfolio*
AST AQR Large-Cap Portfolio*
AST Balanced Asset Allocation Portfolio*
AST BlackRock Global Strategies Portfolio*
AST Capital Growth Asset Allocation Portfolio*
AST ClearBridge Dividend Growth Portfolio*
AST Cohen & Steers Global Realty Portfolio*
AST Cohen & Steers Realty Portfolio*
AST Emerging Markets Equity Portfolio*
AST Fidelity Institutional AM® Quantitative Portfolio*
AST Franklin 85/15 Diversified Allocation Portfolio*
AST Goldman Sachs Small-Cap Value Portfolio*
AST High Yield Portfolio*
AST Hotchkis & Wiley Large-Cap Value Portfolio*
AST International Growth Portfolio*
AST International Value Portfolio*
AST Jennison Large-Cap Growth Portfolio*
AST J.P. Morgan Global Thematic Portfolio*
AST J.P. Morgan Tactical Preservation Portfolio*
AST Large-Cap Core Portfolio*
AST Loomis Sayles Large-Cap Growth Portfolio*
AST MFS Global Equity Portfolio*
AST MFS Growth Allocation Portfolio*
AST MFS Growth Portfolio*
AST MFS Large-Cap Value Portfolio*
AST Mid-Cap Growth Portfolio*
AST Mid-Cap Value Portfolio*
AST Preservation Asset Allocation Portfolio*
AST Prudential Growth Allocation Portfolio*
AST QMA US Equity Alpha Portfolio*
AST Quantitative Modeling Portfolio*
AST Small-Cap Growth Opportunities Portfolio*
AST Small-Cap Growth Portfolio*
AST Small-Cap Value Portfolio*
AST T. Rowe Price Asset Allocation Portfolio*
AST T. Rowe Price Growth Opportunities Portfolio*
AST T. Rowe Price Large-Cap Growth Portfolio*
AST T. Rowe Price Large-Cap Value Portfolio*
AST T. Rowe Price Natural Resources Portfolio*
AST Wellington Management Hedged Equity Portfolio*
AST Western Asset Emerging Markets Debt Portfolio*
PSF Small-Cap Stock Index Portfolio - Class I
PSF Stock Index Portfolio - Class I
*All of the Portfolios listed above in both Groups I and II may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantees offered in connection with such optional benefits. Please see the “Investment Options” section above for information about the potential impact of the formula on the Portfolios.
Please note that the DCA Market Value Adjustment Options described later in this section are also available if you elect the optional death benefit.
With respect to the Group II Legacy Protection Plus Permitted Sub-accounts, we will automatically re-balance your Sub-accounts on your quarterly anniversary (each successive three-month anniversary of Legacy Protection Plus Benefit Effective Date), so that the percentages allocated to each Sub-account remain the same as those in effect on the immediately preceding benefit quarter-end. Between quarter-ends, you may reallocate your Account Value among the available Permitted Sub-accounts within Group II. If you do so, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation and not the immediately preceding benefit quarter-end.
If you participate in the Custom Portfolios Program, you may not participate in an optional Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional death benefit or your ability to continue to participate in the optional death benefit, and (iii) not require you to transfer Account Value out of any Sub-account in which you participated immediately prior to the modification or termination.

MARKET VALUE ADJUSTMENT OPTIONS
When you allocate your Account Value to an Market Value Adjustment Option, you earn a fixed rate of interest as long as you remain invested for a set period of time called a Guarantee Period. Amounts in Market Value Adjustment Options are supported by our general account and subject to our claims paying ability. Please see “Other Information” later in this prospectus for additional information about our general account. There are two types of Market Value Adjustment Options available under each Annuity – the Long-Term Market Value Adjustment Options and the DCA Market Value Adjustment Options. If you elected an optional living or death benefit, only the DCA Market Value Adjustment Option is available to you. For more information on how the amount of the Market Value Adjustment is determined and the formulas used to calculate it, please see the separate Market Value Adjusted Fixed Allocation Investment Option prospectus, which you can receive by calling us at 1-888-778-2888.
MARKET VALUE ADJUSTMENT
With certain exceptions, if you transfer or withdraw Account Value from an Market Value Adjustment Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or “Market Value Adjustment”. We assess an Market Value Adjustment (whether positive or negative) upon:
•any surrender, partial withdrawal (including a systematic withdrawal, Medically Related Surrender, or a withdrawal program under Sections 72(t) or
•72(q) of the Code), or transfer out of an Market Value Adjustment Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and
•your exercise of the Free Look right under your Annuity, unless prohibited by state law.
We will NOT assess an Market Value Adjustment (whether positive or negative) in connection with any of the following:
•partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;
•transfers or partial withdrawals from an Market Value Adjustment Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the Market Value Adjustment Option;
•transfers made in accordance with our 6 or 12 Month DCA Program;
•when a death benefit is determined;
•deduction of an Annual Maintenance Fee for the Annuity;
•Annuitization under the Annuity; and
•transfers made pursuant to a mathematical formula used with an optional living benefit.
DCA MARKET VALUE ADJUSTMENT OPTIONS
In addition to the Long-Term Market Value Adjustment Options, we offer DCA Market Value Adjustment Options that are used with our 6 or 12-Month DCA Program. Amounts allocated to the DCA Market Value Adjustment Options earn the declared rate of interest while the amount is transferred over a 6 or 12-month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Market Value Adjustment Options for the 6 month or 12 month period. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12-month DCA Program, see the applicable section of this prospectus within “Managing Your Account Value" and the separate Market Value Adjustment prospectus.

FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus. The CDSC percentages for the L Series are shown in Appendix D.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available charge free withdrawal amount is taken out first (see “Charge Free Withdrawal Amounts” later in this prospectus). If the charge free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.
Examples
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Charge Free Withdrawal Amount,” is not subject to the CDSC. The Charge Free Withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.
Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
Example 1
Assume the following:
•two years after the purchase, your Unadjusted Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);
•the charge free withdrawal amount is $7,500 ($75,000 x 0.10);
•the applicable CDSC is 6%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the charge free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.
Gross Withdrawal or Net Withdrawal: Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal may be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount.
•If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 – the charge free withdrawal amount of $7,500 = $42,500) x 0.06 = $2,550). You would receive $47,450 ($50,000 – $2,550). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your initial Unadjusted Account by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 – $50,000).

•If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the charge free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order for you to receive the full $50,000, we will need to deduct $52,712.77 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,287.23.
Example 2
Assume the following:
•you took the withdrawal described above as a gross withdrawal;
•two years after the withdrawal described above, the Unadjusted Account Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);
•the charge free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and
•the applicable CDSC in Annuity Year 4 is now 5%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the charge free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.
No matter how you specify the withdrawal, any market value adjustment resulting from withdrawals of amounts in the Market Value Adjustment options will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. See “Charge Free Withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living or death benefit you may have. Please be aware that under the Highest Daily Lifetime Income v3.0 suite of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Unadjusted Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits). Under Legacy Protection Plus, any withdrawal proportionately reduces the Roll-Up Death Benefit Base and the Roll-Up Death Benefit Amount.
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance, the Purchase Payment used in this calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing program or Custom Portfolios Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Renewals or transfers of Account Value from an Market Value Adjustment Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional living benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify, as well as transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit, are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis and then from the Market Value Adjustment Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee will never be deducted from the Secure Value Account. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a death benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.
Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the Market Value Adjustment Options equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value (which includes the effect of any Market

Value Adjustment) less any applicable CDSC, any applicable Tax Charge, any charges assessable as a deduction from the Account Value for any optional living or death benefits provided by rider or endorsement, and any Annual Maintenance Fee.
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity’s minimum death benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines. The Insurance Charge also compensates us for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.45% annually (the B Series Insurance Charge is a constant 1.45%). Please refer to the section titled “Valuing Your Investment” for more information about how the units are impacted when the Insurance Charge decreases to 1.45%.
Charges for Optional Living Benefits: If you elected to purchase an optional living benefit, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Optional Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. The charge is deducted on each quarterly anniversary (each successive three-month anniversary of the benefit effective date), and is assessed against the greater of Unadjusted Account Value and Protected Withdrawal Value calculated on the last Valuation Day prior to the quarterly anniversary at the quarterly equivalent of the applicable annualized rate. The charge is taken out of the Sub-accounts but will never be taken out of any Market Value Adjustment Option or the Secure Value Account. Please refer to the section titled “Summary of Contract Fees and Charges” for the list of charges for each optional living benefit.
Charges for Optional Death Benefit: If you elect to purchase the Legacy Protection Plus optional death benefit, we will deduct an additional charge. This charge is determined based on the oldest owner’s age, or annuitant’s age if entity owned, at the time you sign your application. See the “Optional Death Benefit--Charge for Legacy Protection Plus” section for more information. The charge compensates us for providing increased insurance protection under the optional death benefit. The charge is deducted from your Account Value on each quarterly anniversary (each successive three-month anniversary of the Legacy Protection Plus Benefit Effective Date), and is assessed against the Roll-Up Death Benefit Amount calculated on the last Valuation Day prior to the quarterly anniversary at the quarterly equivalent of the applicable annualized rate. Please refer to the section ”Optional Death Benefit - Charges for Legacy Protection Plus” for more information.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudential.com.
MARKET VALUE ADJUSTMENT OPTION CHARGES
No specific fees or expenses are deducted when determining the rates we credit to an Market Value Adjustment Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an Market Value Adjustment Option. For information about how the amount of an Market Value Adjustment is calculated if you transfer or withdraw Account Value prior to the end of the applicable Guarantee Period, please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.

ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY

CLOSURE TO NEW SALES
Effective December 31, 2020, products referenced in this prospectus and any applicable riders will not be available for new sales.
GENERAL IMPACT OF NEW LIMITATION
We exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, it may affect your ability to increase the future value of your optional benefits. This means that you will no longer be able to increase the values associated with your benefit through additional Purchase Payments.
In addition, the new limitation on additional Purchase Payments will limit your ability to:
•Utilize our 6 or 12-month DCA Program.
•Make scheduled payments directly from your bank account.
Please note: any purchase payment suspension or restrictions previously instituted in connection with your optional benefit and current contract limits continue to apply.
For more information, contact your Financial Professional or the Prudential Annuity Service Center.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limits, restrictions, and/or underwriting standards as a condition of our issuance of the annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.
Your financial professional is required to complete annuity training prior to soliciting an application for an annuity product. If your annuity application was submitted prior to your financial professional fulfilling the applicable annuity training requirements, your application will be returned and the annuity product will need to be re-solicited. If the annuity training is not completed within five (5) Valuation Days from the date your initial Purchase Payment is received by Prudential in Good Order and we do not have your consent to retain the Purchase Payment, we will return your Purchase Payment and your Annuity will not be issued.
Initial Purchase Payment: Effective December 31, 2020, products referenced in this prospectus and any applicable riders will not be available for new sales. Minimum initial Purchase Payments are required as follows: $1,000 for the B Series,$10,000 for the C Series and $10,000 for the L Series (L Series was no longer offered for new sales as of August 8, 2016). However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your financial professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
We invest your Purchase Payment in your Annuity according to your instructions on the application. You can allocate Purchase Payments to one or more available Investment Options. A mandatory allocation to the Secure Value Account and investment restrictions will apply if you elected an optional living benefit. Investment restrictions will also apply if you elect the optional death benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no death benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the death benefit amount will be payable as a lump sum to the Beneficiary(ies) as described in the “Death Benefits” section of this prospectus. See the “Payment of Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. No additional Purchase Payments will be permitted after turning age 86 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 85 based on the Key Life. The availability and level of protection of certain optional living or death benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: Subject to the limitations below, and if allowed by applicable state law, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. Additionally, effective December 31, 2020, additional purchase payments are not permitted after the first anniversary of the election of any optional benefit.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
Notwithstanding the limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v3.0 optional living benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v3.0 optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
If you have elected the Legacy Protection Plus Death Benefit, we currently only accept additional Purchase Payments made in your first Annuity Year. Notwithstanding this restriction, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. For additional details, please see “Additional Purchase Payments” under the Optional Death Benefit section.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Please see “Optional Living Benefits” later in this prospectus for further information on additional Purchase Payments.
Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in more detail in “Initial Purchase Payment,” above.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
•Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
•Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.
•Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the death benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the Primary Beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590-B. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death if you are an eligible designated beneficiary. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2

(72 for those who would have reached age 70 1/2 after 2019). However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic death benefit upon death, and you may name “successors” who may either receive the death benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:
•No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
•You may not elect any optional living or death benefits.
•You may not annuitize the Annuity; no annuity options are available.
•You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or systematic withdrawals.
•You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
•If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
•The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
•If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
•If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.
RIGHT TO CANCEL
Effective December 31, 2020, the annuities referenced in this prospectus will no longer be offered for new sales.
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or Tax Charge deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any Market Value Adjustment Option upon your exercise of the Free Look, we will, to the extent allowed by applicable state law, calculate any applicable Market Value Adjustment with a zero “Liquidity Factor”. See “Market Value Adjustment Options.”

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional living or death benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the Market Value Adjustment Options.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:
•a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a Spouse-Beneficiary has become the Owner as a result of an Owner’s death;
•a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
•a new Annuitant prior to the Annuity Date if the Owner is an entity;
•a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
•any permissible designation change if the change request is received at our Service Office after the Annuity Date;
•a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and
•a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
In general, and to the extent permitted by state law, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
•a company(ies) that issues or manages viatical or structured settlements;
•an institutional investment company;
•an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
•a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional living benefits. Please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States.
Death Benefit Suspension or Termination Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the death benefit and, with respect to Legacy Protection Plus, may result in the termination of the optional benefit. See “Death Benefits” later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the Primary Beneficiaries for the surviving spouse to maintain the contract - unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouse. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax adviser regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser for more information.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no death benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).

Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the death benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the death benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)
The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program may not be available in all states or with certain benefits or programs. Currently, the DCA Market Value Adjustment Options are not available in the States of Illinois, Iowa and Oregon. Please note that additional information about the DCA Market Value Adjustment Options is available in a separate prospectus, which you can obtain by calling 1-888-778-2888.
Criteria for Participating in the Program
•If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
•You may only allocate Purchase Payments to the DCA Market Value Adjustment Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA Market Value Adjustment Options.
•As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Market Value Adjustment Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Market Value Adjustment Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Market Value Adjustment Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA Market Value Adjustment Option on the next scheduled transfer and terminate the program.
•We impose no fee for your participation in the 6 or 12 Month DCA Program.
•You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Market Value Adjustment Options according to your instructions, subject to any applicable Market Value Adjustment. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Market Value Adjustment Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.
•We credit interest to amounts held within the DCA Market Value Adjustment Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Market Value Adjustment Option has been transferred out; (b) the date the entire amount in the DCA Market Value Adjustment Option is withdrawn; (c) the date as of which any death benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.
•The interest rate earned in a DCA Market Value Adjustment Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA Market Value Adjustment Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
Details Regarding Program Transfers
•Transfers made under this program are not subject to any Market Value Adjustment.
•Any partial withdrawals, transfers, or fees deducted from the DCA Market Value Adjustment Options will reduce the amount in the DCA Market Value Adjustment Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Market Value Adjustment Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.
•6 or 12 Month DCA transfers will begin on the date the DCA Market Value Adjustment Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12-Month DCA Program against the number of free transfers allowed under your Annuity.
•The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.
•If you do not have an optional living or death benefit, we will make transfers under the 6 or 12-month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you have any optional living or death benefit, we will allocate amounts transferred out of the DCA Market Value Adjustment Options to the Sub-accounts that you specified upon your election of the 6 or 12-Month DCA Program, provided those instructions comply with the allocation requirements for the optional living or death benefit. No portion of our monthly transfer under the 6 or 12-Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account used with the optional living benefit (although the DCA Market Value Adjustment Option is treated as a “Permitted Sub-account” for purposes of transfers made by any predetermined mathematical formula associated with the optional living benefit).
•If you are participating in an optional living benefit and also are participating in the 6 or 12-Month DCA Program, and the predetermined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA Market Value Adjustment Options associated with the 6 or 12-Month DCA Program. Amounts transferred from the DCA Market Value Adjustment Options under the formula will be taken on a last-in, first-out basis, without the imposition of any Market Value Adjustment.
•If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA Market Value Adjustment Options. If you have elected any optional living or death benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA Market Value Adjustment Options. Such withdrawals will be assessed any applicable Market Value Adjustment.
AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
We also offer the Custom Portfolios Program with Legacy Protection Plus, the optional death benefit, that includes automatic quarterly rebalancing (we may refer to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials).
If you have an optional living benefit that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program. You should also be aware that because of the mandatory allocation to the Secure Value Account, only the portion of your Account Value allocated to the Permitted Sub-accounts will be included as part of Automatic Rebalancing.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your financial professional has this authority, we deem that all such transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional have this authority, please contact us immediately.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an automatic rebalancing program, or pursuant to a mathematical formula required as part of an optional living benefit (e.g., Highest Daily Lifetime Income v3.0). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. We do not view a facsimile transmission or other electronic transmission as a “writing.” For purposes of this 20 transfer limit, we will treat multiple transfer requests submitted on the same Valuation Day as a single transfer and will not count any transfer that: (i) solely involves the Sub-account corresponding to the AST Government Money Market Sub-account or an Market Value Adjustment Option; (ii) involves one of our systematic programs, such as automated withdrawals; or (iii) occurs to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automatic rebalancing or under a predetermined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Government Money Market Sub-account, the Secure Value Account or an Market Value Adjustment Option; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
•We reserve the right to effect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional living or death benefits and may impose an Market Value Adjustment. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Charge Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have an optional living benefit and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See “Optional Living Benefits” later in this prospectus for more information. If you elect Legacy Protection Plus and your Unadjusted Account Value reduces to zero, then the benefit will automatically terminate. See "Optional Death Benefit" later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CHARGE FREE WITHDRAWAL AMOUNTS
You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, Market Value Adjustment, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the B Series, but the Annuity offers a “Charge Free Withdrawal” amount that applies only to partial withdrawals. The Charge Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Charge Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Charge Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Charge Free Withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of “Charge Free Withdrawal” is not applicable.
•The Charge Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
•You can also make partial withdrawals in excess of the Charge Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3rd, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.
On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.
•Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge Free Withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.
•Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge Free Withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.

To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:
1.First determine what, if any, amounts qualify as a Charge Free Withdrawal. These amounts are not subject to the CDSC.
2.Next determine what, if any, remaining amounts are in excess of the Charge Free Withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.
3.Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.
Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any Market Value Adjustment will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.
We will deduct the partial withdrawal from your Unadjusted Account Value, which includes the Secure Value Account, in accordance with your instructions, although if you have an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options and the Secure Value Account. For purposes of calculating the applicable portion to deduct from the Market Value Adjustment Options, the Unadjusted Account Value in all your Market Value Adjustment Options is deemed to be in one Investment Option. If you provide no instructions, then: (a) we will take the withdrawal from your Sub-accounts, the Secure Value Account and Market Value Adjustment Options in the same proportion that each represents to your total Unadjusted Account Value; (b) with respect to Market Value Adjustment Options with different amounts of time remaining until maturity, we take the withdrawal from the Market Value Adjustment Option with the shortest remaining duration, followed by the Market Value Adjustment Option with the next-shortest remaining duration (if needed to satisfy the withdrawal request) and so forth; (c) with respect to multiple Market Value Adjustment Options that have the same duration remaining until maturity, we take the withdrawal first from the Market Value Adjustment Option with the shortest overall Guarantee Period and (d) with respect to multiple Market Value Adjustment Options that have both the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the withdrawal pro rata from each such Market Value Adjustment Option.
Please be aware that although a given partial withdrawal may qualify as a charge free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v3.0 benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v3.0 were $2,000 and a $2,500 withdrawal that qualified as a charge free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.
Also be aware that when electing the Legacy Protection Plus optional death benefit, the Death Benefit Base and the Roll-Up Death Benefit Amount will be reduced proportionally for any partial withdrawal even if it qualifies as a charge free withdrawal.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Please note that systematic withdrawals may be subject to any applicable CDSC and/or an Market Value Adjustment. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
Systematic Withdrawals based on the charge free amount may be available, but only if the contract is still within the surrender charge period. The withdrawals will be calculated based only on the purchase payments that are still subject to CDSC.
If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v3.0) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
•Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options and the Secure Value Account at the time we process each withdrawal.
•If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
•If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.
•For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Optional Living Benefits” later in this prospectus.
•If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series) and/or an Market Value Adjustment. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an Market Value Adjustment on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an Market Value Adjustment may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Optional Living Benefits” for further information relating to Required Minimum Distributions if you own an optional living benefit.

In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional living benefits and Excess Income, see “Optional Living Benefits – Highest Daily Lifetime Income v3.0 Benefit – Required Minimum Distributions.” For the impact of Required Minimum Distributions on Death Benefits, see "Death Benefit – Impact of Withdrawals" later in this prospectus.
If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.

SURRENDERS
SURRENDER VALUE
During the Accumulation Period, you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable CDSC, any applicable Tax Charge, any applicable optional living benefit charge or optional death benefit charge, and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Optional Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event“ as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state. The CDSC and this waiver are not applicable to the C Series.
If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Any applicable Market Value Adjustment will apply to a Medically-Related Surrender. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% additional tax and other tax consequences – see “Tax Considerations” later in this prospectus.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
•If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
•If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
•If the Owner is one or more natural persons, all such Owners must also be alive at such time;
•We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
•No additional Purchase Payments can be made to the Annuity; and
•Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:
•first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
•first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.
“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.

ANNUITY OPTIONS
Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit) or optional death benefit. We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Optional Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the optional living benefits. You must annuitize your entire Unadjusted Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the death benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the death benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law).
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
•Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
•Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.

•Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

OPTIONAL LIVING BENEFITS

CLOSURE TO NEW SALES
Effective December 31, 2020, the variable annuities referenced in this prospectus and any applicable riders will not be available for new sales or re-elections.
Overview
Pruco Life offered different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional living benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional living benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive.
The Highest Daily Lifetime Income v3.0 benefits are “Guaranteed Lifetime Withdrawal Benefits.” These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence even if you are taking withdrawals under an optional living benefit.
Effective December 31, 2020, we no longer offer the Highest Daily Lifetime Income v3.0 benefits listed below (collectively “Highest Daily v3.0 Benefits”).

Benefit	Description
Highest Daily Lifetime Income v3.0	Provides a guaranteed lifetime income stream through withdrawals during the life of the Annuitant.
Spousal Highest Daily Lifetime Income v3.0	Provides a guaranteed lifetime income stream through withdrawals during the lives of the Annuitant and his or her spouse.
Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit	Provides a guaranteed lifetime income stream through withdrawals during the life of the Annuitant and a death benefit that locks in gains in your Account Value.
Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit	Provides a guaranteed lifetime income stream through withdrawals during the lives of the Annuitant and his or her spouse, as well as a death benefit that locks in gains in your Account Value.
Please see the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit. All benefits may not have been available in all states. Please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States.
To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. This is illustrated below. Although we use different labels, they have the same meaning in this prospectus as in the Annuity. You should also note that the label “Investment Options” as used in the Annuity includes the Secure Value Account; however, as used in this prospectus “Investment Options” does not include the Secure Value Account.

Annuity	Prospectus
GA Fixed Account	Secure Value Account
Transfer Account	AST Investment Grade Bond Sub-account (“Bond sub-account”)
Annual Income Percentage	Withdrawal Percentage
Required Investment Options	Permitted Sub-accounts
Electing an Optional Living Benefit for Annuities with applications signed on or after April 27, 2015 and on or prior to December 31, 2020
You may have elected any of the optional living benefits listed above only at the time you purchased the Annuity or within 30 days of the date your Annuity was issued for Annuities with applications signed on or after April 27, 2015 and on or before December 31, 2020. If you did not elect an optional living benefit at the time you purchased the Annuity or within 30 days of the date your Annuity was issued, you may not add one in the future. We reserve the right to waive, change and/or further limit availability and election frequencies in the future.
If you elected Highest Daily Lifetime Income v3.0 Benefit and later terminate it, you will not be permitted to re-elect it. See “Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit” for information pertaining to elections, termination and re-election of optional living benefits.
If you elected an optional living benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts, the Secure Value Account and the DCA Market Value Adjustment Options (i.e., in direct proportion to the proportion that each bears to your total Account Value) in order for you to be eligible for the benefit.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

Conditions of Electing an Optional Living Benefit
When you elect an optional living benefit, certain conditions apply. First, you are limited in the Sub-accounts to which you can allocate Account Value. Second, we will allocate a portion of your Account Value to the Secure Value Account. Last, we will apply a predetermined mathematical formula that may make transfers of your Account Value. These conditions are discussed briefly below.
Allocation of Account Value
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value (the “Permitted Sub-accounts”). If you elect an optional living benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued for Annuities with applications signed on or after April 27, 2015), we will require you to reallocate Account Value that is currently allocated to Sub-accounts other than the Permitted Sub-accounts to the Permitted Sub-accounts. Please see “Investment Options” earlier in this prospectus for a listing of the Permitted Sub-accounts. We reserve the right to terminate your optional living benefit if you allocate amounts to a Sub-account that is not permitted. Prior to terminating an optional living benefit, we will send you written notice and provide you with an opportunity to reallocate to the Permitted Sub-accounts.
We may change the Permitted Sub-accounts available with an optional living benefit. For more information, see “Other Important Considerations” in the benefit descriptions that follow.
The Secure Value Account
When you elected an optional living benefit at the time you purchased your Annuity, we allocate 10% of your initial Purchase Payment to the Secure Value Account. This means that 90% of your Purchase Payment will be allocated to the Permitted Sub-accounts. If you elected an optional living benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity was issued for Annuities with applications signed on or after April 27, 2015 and before December 31, 2020), we will then allocate the same mandatory 10% of your Unadjusted Account Value to the Secure Value Account and 90% of your Unadjusted Account Value will remain allocated to the Permitted Sub-accounts. In addition, 10% of all additional Purchase Payments made while an optional living benefit is in effect will be allocated to the Secure Value Account. You cannot make transfers into or out of the Secure Value Account. The percentage of your overall Account Value in the Secure Value Account will change over time due to the performance of the Permitted Sub-accounts and interest credited to the Secure Value Account. When this happens, we will not rebalance your Account Value in order to maintain the 10% allocation to the Secure Value Account.
We credit a fixed rate of interest daily on the Account Value allocated to the Secure Value Account while the benefit is in effect (the “crediting rate”). We determine this rate not more frequently than once a year based on several factors, including the investment return of the assets underlying our general account. The crediting rate will initially be based on the current crediting rate we offer when you elect the optional living benefit. On each benefit anniversary, your crediting rate will equal the then current renewal rate. We will send you a confirmation that shows the renewal rate each year. The crediting rate will apply to all amounts allocated to the Secure Value Account, including 10% of any additional Purchase Payments you make, until the following benefit anniversary. The minimum crediting rate is shown in your Annuity as the “Minimum GA Fixed Account Rate” and will not be less than 0.50% for the first 10 benefit years, and 1.00% thereafter.
The Predetermined Mathematical Formula
Each optional living benefit also requires your participation in a predetermined mathematical formula that may transfer your Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. For more information, see, “Overview of The Predetermined Mathematical Formula” under “Highest Daily Lifetime Income v3.0 Benefit” in the benefit descriptions that follow.
Impact of Optional Living Benefit Conditions
The optional living benefit investment requirements and the formula are designed to reduce the difference between your Account Value and our liability under the optional living benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the Permitted Sub-account investment requirements could mean that you miss appreciation opportunities in other Investment Options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. These requirements, however, could also protect your Account Value from losses that may occur in other Investment Options.
The Secure Value Account reduces potential volatility of your Account Value and provides a fixed, guaranteed rate of return that is supported by our general account. This helps us manage the risks associated with offering optional living benefits. The required allocation to the Secure Value Account could mean that you miss opportunities for investment gains that would be possible if you were entirely invested in the Permitted Sub-accounts. The required allocation to the Secure Value Account, however, could also protect your Account Value from losses that may have otherwise occurred if your entire Account Value was allocated to the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.
We are not providing you with investment advice through the use of these conditions. In addition, these conditions do not constitute an investment strategy that we are recommending to you.
Additional Purchase Payments
Effective December 31, 2020, the variable annuities referenced in this prospectus and any applicable riders will not be available for new sales.
While Highest Daily Lifetime Income v3.0 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time.

Notwithstanding the limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would only do so on a non-discriminatory basis. Circumstances where we may further limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we further exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v3.0 Benefit to the level you originally intended. This means that your ability to increase the values associated with your Highest Daily Lifetime Income v3.0 Benefit through additional Purchase Payments may be limited or suspended.
Lifetime Withdrawals Under an Optional Living Benefit
The optional living benefits guarantee the ability to withdraw an annual amount each contract year (the “Annual Income Amount”), regardless of the performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to a percentage (the “Withdrawal Percentage”) of a specific value (the “Protected Withdrawal Value”) as discussed below.
Under any of the optional living benefits, withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts, as discussed in the benefit descriptions that follow.
Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit
If you elected an optional living benefit, you may not terminate the benefit prior to the first benefit anniversary. This means once you elect the benefit, you will be subject to the benefit charge and the conditions discussed earlier in this section for at least the first benefit year, unless you surrender the Annuity. After you terminate the benefit, you may elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Effective December 31, 2020, if you currently have an optional benefit and you elect to terminate it, you will not be permitted to re-elect it in the future. Please note that once you terminate an existing Highest Daily v3.0 Benefit, you lose the guarantees that you had accumulated under that benefit. If you had previously terminated a Highest Daily v3.0 Benefit and subsequently re-elected it, new guarantees under the newly elected Highest Daily v3.0 Benefit were based on your Unadjusted Account Value as of the date the new benefit became effective. Also, the Withdrawal Percentages and Roll-Up Rate applicable to the newly elected Highest Daily v3.0 Benefit may be different than those applicable to your terminated benefit. We reserve the right to waive, change and/or further limit availability, waiting periods and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. You and your financial professional should carefully consider whether terminating your existing Highest Daily v3.0 Benefit is appropriate for you.
Please refer to the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit. You should consult with your financial professional to determine if any of these optional living benefits are appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.
HIGHEST DAILY LIFETIME® INCOME v3.0 BENEFIT
Effective December 31, 2020, the variable annuities referenced in this prospectus and any applicable riders will not be available for new sales or re-elections.
Highest Daily Lifetime Income v3.0 guarantees the ability to withdraw the “Annual Income Amount” regardless of the investment performance of your Unadjusted Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. Withdrawals of Excess Income that reduce your Unadjusted Account Value to zero will terminate the Annuity and the optional living benefit. Withdrawals of Excess Income that do not reduce your Unadjusted Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered “Lifetime Withdrawals” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to withdrawals of Excess Income).
The income benefit under Highest Daily Lifetime Income v3.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit or the optional death benefit.

Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v3.0.
Please note that if you elect Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.
You may also participate in the 6 or 12 Month DCA Program if you elected Highest Daily Lifetime Income v3.0, subject to the 6 or 12 Month DCA Program's rules. See “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term Market Value Adjustment Option is permitted if you elected any optional living benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v3.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our ownership guidelines. Please see Appendix B - Special Contact Provisions for Annuities Issued in Certain States.
Key Features and Examples
Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.
Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your Periodic Value is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.
During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:
•the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and
•the Unadjusted Account Value on the Current Valuation Day.
Withdrawal Percentages and Roll-Up Rate
Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).
The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value. The rate is an annual effective rate and compounds daily.
We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate the benefit, you will not be permitted to re-elect it in the future.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date
Assume: (1) you purchase the Annuity and elect Highest Daily Lifetime Income v3.0 on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Unadjusted Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th *	$200,150
*    Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 x (1.05)(1/365) =	$150,020
(2) and Unadjusted Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 x (1.05)(1/365) =	$150,040
(2) and Unadjusted Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 x (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
(2) and Unadjusted Account Value =	$200,150
Periodic Value on February 13th	$200,520
After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:
•the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
•the Unadjusted Account Value on the Current Valuation Day.
Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date
Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Unadjusted Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
March 11th	$299,500
March 12th	$300,750
March 13th *	$325,400
*    Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) and Unadjusted Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) and Unadjusted Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
(2) and Unadjusted Account Value =	$325,400
Periodic Value on March 13th	$325,750
After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
•the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
•the highest daily Unadjusted Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).
Annual Income Amount
The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The applicable Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 5%, your initial Annual Income Amount would be $15,000. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Withdrawals and Highest Daily Lifetime Income v3.0
Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.
Under Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:
•they will not reduce your Annual Income Amount in subsequent Annuity Years;
•they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
•you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).

Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v3.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Living Benefits table in “Summary of Contract Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is July 2nd,
•Highest Daily Lifetime Income v3.0 is elected on July 2nd
•The applicable Withdrawal Percentage is 5%.
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40

Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example, assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29th reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30th, July 1st, and July 2nd Valuation Dates occur after the Excess Income withdrawal on June 29th.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28th	$238,000.00	$238,000.00	$11,900.00
June 29th	$226,500.00	$228,009.60	$11,400.48
June 30th	$226,800.00	$228,009.60	$11,400.48
July 1st	$233,500.00	$233,500.00	$11,675.00
July 2nd	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2nd. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2nd is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28th, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29th to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Unadjusted Account Value of $238,000 on June 28th is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.
•This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29th Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30th. At this time, we compare this amount to the Unadjusted Account Value on June 30th, $226,800. Since the June 29th adjusted Highest Daily Value of $228,009.60 is greater than the June 30th Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1st. The Unadjusted Account Value on July 1st, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1st adjusted Highest Daily Value of $233,500 is also greater than the July 2nd Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2nd.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders - Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and Market Value Adjustment) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.

Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3rd
•Highest Daily Lifetime Income v3.0 is elected on December 3rd
•The Unadjusted Account Value at benefit election was $105,000
•No previous withdrawals have been taken under Highest Daily Lifetime Income v3.0
On October 3rd the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 (72 for those who would have reached age 70 1/2 after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.
A “Calendar Year” runs from January 1st to December 31st of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2020 to 12/31/2020	06/01/2020 to 05/31/2021	01/01/2021 to 12/31/2021
Assume the following:
•RMD Amount for both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2020 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2021 and 05/31/2021 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2021.

Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income v3.0
•To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments are permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Unadjusted Account Value is reduced to zero, payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any death benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any death benefit is terminated and no death benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Unadjusted Account Value, less any applicable Tax Charge, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable Tax Charge, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Unadjusted Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income v3.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account), the Secure Value Account and the DCA Market Value Adjustment Options. If you elect a systematic withdrawal program and you elected this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge Free Withdrawal amount. For example, if your Charge Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted

Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears within the section titled “Investment Options.” You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, the DCA Market Value Adjustment Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.
•Upon election of the benefit, we allocate 10% of your Unadjusted Account Value to the Secure Value Account. This means 90% of your Unadjusted Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.
•If you elected this benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity is issued) or terminate and later re-elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any death benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v3.0 reduce your Unadjusted Account Value to zero. This means that any death benefit is terminated and no death benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for Highest Daily Lifetime Income v3.0
The current charge for Highest Daily Lifetime Income v3.0 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account or the DCA Market Value Adjustment Options. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Termination of Your Highest Daily Lifetime Income v3.0 Benefit
You may not terminate Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective and you will not be permitted to re-elect it in the future.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);
(v)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;

(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States);* or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations (subject to state law - please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States).*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v3.0, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v3.0” earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.
Highest Daily Lifetime Income v3.0 Conditions
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v3.0 benefits, while managing the risk to Pruco Life associated with offering these products. Three of the features that help us accomplish that balance are the Permitted Sub-accounts investment requirement, the mandatory allocation to the Secure Value Account and the predetermined mathematical formula that transfers Unadjusted Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account (referred to in this section as the “Bond Sub-account”). The Permitted Sub-accounts and predetermined mathematical formula are designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v3.0 benefits. The Secure Value Account helps us manage the risks associated with offering optional living benefits by reducing potential volatility of your Account Value, while also providing a fixed, guaranteed rate of return. These features are not investment advice.
Permitted Sub-accounts
When you elected the benefit, we limited the Investment Options to which you may allocate your Account Value, as set forth in “Investment Options” earlier in the prospectus.
The Secure Value Account
When you elected Highest Daily Lifetime Income v3.0, we transferred 10% of your Unadjusted Account Value to the Secure Value Account. You cannot transfer into, or out of, the Secure Value Account. The Secure Value Account will earn interest at a crediting rate that will be declared annually and reflected on the confirmation you will receive each year.
Overview of The Predetermined Mathematical Formula
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, and the mandatory allocation to the Secure Value Account lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, interest credited to the Secure Value Account and the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Unadjusted Account Value and your Protected Withdrawal Value;
•The amount of time the benefit has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account;
•Any additional Purchase Payments you made to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts are two of the variables in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.
(2)Second, we subtract the sum of any amounts invested in the Bond Sub-account (“B”) plus amounts in the Secure Value Account (“F”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“VV + VF”), where “VV” is the current Account Value of the elected Sub-accounts of the Annuity, and “VF” is the current Unadjusted Account Value of the DCA Market Value Adjustment Options of the Annuity. We refer to this resulting value as the “Target Ratio” or “R”.
(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:

R	=	(L – (B+F))/(VV + VF)
More specifically, the formula operates as follows:

(1)We calculate the Target Value (L) by multiplying the Income Basis for that day by 5% and by the applicable Annuity Factor found in Appendix C. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.
Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L)	=	$200,000 x 5% x 14.95 = $149,500
(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amounts held within the Bond Sub-account (B) and the Secure Value Account (F) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (VV + VF).
Example (assume the amount in the Bond Sub-account is zero, the amount in the Secure Value Account is $15,000 and the amount held within the Permitted Sub-accounts is $161,000)

Target Ratio (R)	=	($149,500 – $15,000)/$161,000 = 83.5%
(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Market Value Adjustment Options) will occur.
Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.
(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap and the Maximum Daily Transfer Limit discussed below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be, subject to the Maximum Daily Transfer Limit.
The 90% Cap
The formula will not execute a transfer to the Bond Sub-account if the sum of your percentage of Unadjusted Account Value in the Bond Sub-account and your percentage of Unadjusted Account Value in the Secure Value Account would equal more than 90% on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the combination of the Bond Sub-account and the Secure Value Account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account and the Secure Value Account will be transferred. For example, assume 83% of your Unadjusted Account Value is allocated to the Bond Sub-account and 6% of your Unadjusted Account Value is allocated to the Secure Value Account. If the formula would require a transfer of 5% of your Unadjusted Account Value to the Bond Sub-account, only 1% of your Unadjusted Account Value would actually be transferred to the Bond Sub-account. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the combination of the Bond Sub-account and the Secure Value Account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, as well as interest credited to amounts in the Secure Value Account, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account and the Secure Value Account.
Maximum Daily Transfer Limit
On any given day, notwithstanding the above calculation and the 90% cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts and the Unadjusted Account Value of all elected DCA Market Value Adjustment Options (the “Maximum Daily Transfer Limit”) will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day’s Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Unadjusted Account Value that may be transferred out of the Bond Sub-account on any given day.

Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
a)The total value of all your Unadjusted Account Value in the Bond Sub-account, or
b)An amount equal to 5% of your total Unadjusted Account Value.
Other Important Information
•The Bond Sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.
•The Secure Value Account is not a Permitted Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Secure Value Account. In addition, the formula will not transfer Unadjusted Account Value to or from the Secure Value Account.
•While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA Market Value Adjustment Options to the Bond Sub-account.
•If you made additional Purchase Payments to your Annuity, 10% of the additional Purchase Payments will be allocated to the Secure Value Account and the balance will be allocated to the Permitted Sub-accounts and subject to the formula. Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
•Additional Purchase Payments allocate Unadjusted Account Value to the Secure Value Account but not to the Bond Sub-account. This means that additional Purchase Payments could adjust the ratio calculated by the formula and may result in Unadjusted Account Value being transferred either to the Permitted Sub-accounts or to the Bond Sub-account.
•If you make additional Purchase Payments to your Annuity during a time when the 90% cap has suspended transfers to the Bond Sub-account, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account and the Secure Value Account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
•If you are participating in the Highest Daily Lifetime Income v3.0 and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:
•DCA Market Value Adjustment Options are considered “Permitted Sub-accounts” for purpose of the Target Ratio calculation (“L”) described above.
•The formula may transfer amounts out of the DCA Market Value Adjustment Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.
•The transfer formula will not allocate amounts to the DCA Market Value Adjustment Options when there is a transfer out of the Bond Sub-account. Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.
•A Market Value Adjustment is not assessed when amounts are transferred out of the DCA Market Value Adjustment Options under the transfer formula.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70 1/2 (72 for those who would have reached 70 1/2 after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.

As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v3.0 BENEFIT
Effective December 31, 2020, the variable annuities referenced in this prospectus and any applicable riders will not be available for new sales or re-elections.
Spousal Highest Daily Lifetime Income v3.0 is the spousal version of Highest Daily Lifetime Income v3.0. This benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw the Annual Income Amount regardless of the investment performance of your Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Unadjusted Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Unadjusted Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 after the death of the first spouse.
Spousal Highest Daily Lifetime Income v3.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit or the optional death benefit.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v3.0.
Please note that if you elect Spousal Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v3.0, subject to the 6 or 12 Month DCA Program’s rules. See “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term Market Value Adjustment Option is permitted if you elect any optional living benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v3.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v3.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0. If the designated lives divorce, Spousal Highest Daily Lifetime Income v3.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
Key Features and Examples
Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.
Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.
During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:
•the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and
•the Unadjusted Account Value on the Current Valuation Day.
Withdrawal Percentages and Roll-Up Rate
Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).
The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until your first Lifetime Withdrawal or the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value. The rate is an annual effective rate and compounds daily.
We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date
Assume: (1) you purchase the Annuity and elect Spousal Highest Daily Lifetime Income v3.0 on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Unadjusted Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th*	$200,150
*    Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 x (1.05)(1/365) =	$150,020
(2) and Unadjusted Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 x (1.05)(1/365) =	$150,040
(2) and Unadjusted Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 x (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
(2) and Unadjusted Account Value =	$200,150
Periodic Value on February 13th	$200,520
After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:
•the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
•the Unadjusted Account Value on the Current Valuation Day.
Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date
Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Unadjusted Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
March 11th	299,500
March 12th	300,750
March 13th*	325,400
*    Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) and Unadjusted Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) and Unadjusted Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
(2) and Unadjusted Account Value =	$325,400
Periodic Value on March 13th	$325,750

After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
•the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
•the highest daily Unadjusted Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).
Annual Income Amount
The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life’s age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 4.5%, your initial Annual Income Amount would be $13,500. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Withdrawals and Spousal Highest Daily Lifetime Income v3.0
Spousal Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.
Under Spousal Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:
•they will not reduce your Annual Income Amount in subsequent Annuity Years;
•they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
•you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.

If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Living Benefits table in “Summary of Contract Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is July 2nd
•Spousal Highest Daily Lifetime Income v3.0 is elected on July 2nd
•The applicable Withdrawal Percentage is 4.5%.
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.0
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example, assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29th reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28th value is being adjusted for Excess Income; the June 30th, July 1st, and July 2nd Valuation Dates occur after the Excess Income withdrawal on June 29th.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28th	$238,000.00	$238,000.00	$10,710.00
June 29th	$226,500.00	$227,994.52	$10,259.75
June 30th	$226,800.00	$227,994.52	$10,259.75
July 1st	$233,500.00	$233,500.00	$10,507.50
July 2nd	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2nd. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2nd is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28th, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29th to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Unadjusted Account Value of $238,000 on June 28th is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.
•This amount ($232,600) is further reduced by 1.98%, the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
•The adjusted June 29th Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30th. At this time, we compare this amount to the Unadjusted Account Value on June 30th, $226,800. Since the June 29th adjusted Highest Daily Value of $227,994.52 is greater than the June 30th Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1st. The Unadjusted Account Value on July 1st, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
•The July 1st adjusted Highest Daily Value of $233,500 is also greater than the July 2nd Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2nd.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and Market Value Adjustment) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3rd
•Spousal Highest Daily Lifetime Income v3.0 is elected on December 3rd
•The Unadjusted Account Value at benefit election is $105,000
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v3.0
On October 3rd of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with

Spousal Highest Daily Lifetime Income v3.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v3.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v3.0
•To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual Income Amount and no additional payments will be permitted. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.
•Please note that if your Unadjusted Account Value is reduced to zero, payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Unadjusted Account Value, less any applicable Tax Charge, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the first designated life, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable Tax Charge, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Unadjusted Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income v3.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the

AST Investment Grade Bond Sub-account), the Secure Value Account and the DCA Market Value Adjustment Options. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge Free Withdrawal amount. For example, if your Charge Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears in the prospectus section titled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, the DCA Market Value Adjustment Options and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.
•Upon election of the benefit, we allocate 10% of your Unadjusted Account Value to the Secure Value Account. This means 90% of your Unadjusted Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.
•If you elected this benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity is issued) or terminated and later re-elected this benefit, you may have been required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any death benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v3.0 reduce your Unadjusted Account Value to zero. This means that any death benefit is terminated and no death benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for the Spousal Highest Daily Lifetime Income v3.0
The current charge for Spousal Highest Daily Lifetime Income v3.0 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account or the DCA Market Value Adjustment Options. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, a withdrawal that is not a withdrawal of Excess Income may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.

Termination of Your Spousal Highest Daily Lifetime Income v3.0
You may not terminate the Spousal Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. If you elect to terminate the benefit, you will not be permitted to re-elect it in the future.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vii)you allocate or transfer any portion of your Account Value to any Sub–account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States);* or
(viii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations (subject to state law - please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States).*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v3.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
Spousal Highest Daily Lifetime Income v3.0 Conditions
See “Highest Daily Lifetime Income v3.0 Conditions” in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding the conditions of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v3.0 above.
HIGHEST DAILY LIFETIME® INCOME v3.0 WITH HIGHEST DAILY DEATH BENEFIT
Effective December 31, 2020, the variable annuities referenced in this prospectus and any applicable riders will not be available for new sales or re-elections.
Highest Daily Lifetime Income v3.0 was offered with or without the Highest Daily Death Benefit (“HD DB”) component; however, you may only elect HD DB with Highest Daily Lifetime Income v3.0, and you must have elected the HD DB benefit at the time you elected Highest Daily Lifetime Income v3.0. Highest Daily Lifetime Income v3.0 with HD DB is a benefit that guarantees your ability to withdraw the Annual Income Amount, regardless of the investment performance of your Unadjusted Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Unadjusted Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Unadjusted Account Value to zero will terminate the Annuity and the optional living and death benefits. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered “Lifetime Withdrawals” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”).
The income benefit under Highest Daily Lifetime Income v3.0 with HD DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the date that the benefit is elected and received in Good Order. As long as your Highest Daily Lifetime Income v3.0 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see “Investment Options”.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity would then terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v3.0 with HD DB (including no payment of the Highest Daily Death Benefit).
This benefit also provides for a Highest Daily Death Benefit, subject to the terms of the benefit. We reserve the right in our sole discretion to cease offering this benefit for new elections at any time.
Please note that if you elect Highest Daily Lifetime Income v3.0 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v3.0 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term Market Value Adjustment Option is permitted if you elect any optional living benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v3.0 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Key Features and Examples
Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.
Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your Periodic Value is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.
During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:
•the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and
•the Unadjusted Account Value on the Current Valuation Day.
Withdrawal Percentages and Roll-Up Rate
Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).

The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value. The rate is an annual effective rate and compounds daily.
We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date
Assume: (1) you purchase the Annuity and elect Highest Daily Lifetime Income v3.0 with HD DB on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Unadjusted Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th*	$200,150
*    Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 x (1.05)(1/365) =	$150,020
(2) and Unadjusted Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 x (1.05)(1/365) =	$150,040
(2) and Unadjusted Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 x (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
(2) and Unadjusted Account Value =	$200,150
Periodic Value on February 13th	$200,520
After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:
•the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
•the Unadjusted Account Value on the Current Valuation Day.
Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date
Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 with HD DB was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Unadjusted Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
March 11th	$299,500
March 12th	$300,750
March 13th*	$325,400
*    Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) and Unadjusted Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) and Unadjusted Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
(2) and Unadjusted Account Value =	$325,400
Periodic Value on March 13th	$325,750
After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
•the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
•the highest daily Unadjusted Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).
Annual Income Amount
The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0 with HD DB. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 5%, your initial Annual Income Amount would be $15,000. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 with HD DB and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Withdrawals and Highest Daily Lifetime Income v3.0 with HD DB
Highest Daily Lifetime Income v3.0 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.
Under Highest Daily Lifetime Income v3.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:

•they will not reduce your Annual Income Amount in subsequent Annuity Years;
•they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
•you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v3.0 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 with HD DB upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Living Benefits table in the "Summary of Contract Fees and Charges."
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is July 2nd
•Highest Daily Lifetime Income v3.0 with HD DB is elected on July 2nd
•The applicable Withdrawal Percentage is 5%
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount.)

Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00

Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	HD DB Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Daily Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example, assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29th reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28th value is being adjusted for Excess Income; the June 30th, July 1st, and July 2nd Valuation Dates occur after the Excess Income withdrawal on June 29th.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28th	$238,000.00	$238,000.00	$11,900.00
June 29th	$226,500.00	$228,009.60	$11,400.48
June 30th	$226,800.00	$228,009.60	$11,400.48
July 1st	$233,500.00	$233,500.00	$11,675.00
July 2nd	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2nd. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2nd is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28th, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29th to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Unadjusted Account Value of $238,000 on June 28th is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.
•This amount ($232,000) is further reduced by 1.72% the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29th Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30th. At this time, we compare this amount to the Unadjusted Account Value on June 30th, $226,800. Since the June 29th adjusted Highest Daily Value of $228,009.60 is greater than the June 30th Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1st. The Unadjusted Account Value on July 1st, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1st adjusted Highest Daily Value of $233,500 is also greater than the July 2nd Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2nd.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year's Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $11,675.

Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v3.0 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0 with HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC and Market Value Adjustment) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3rd
•Highest Daily Lifetime Income v3.0 with HD DB is elected on December 3rd
•The Unadjusted Account Value at benefit election was $105,000
•No previous withdrawals have been taken under Highest Daily Lifetime Income v3.0 with HD DB
On October 3rd, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70½ (72 for those who would have reached age 70½ after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.
A “Calendar Year” runs from January 1st to December 31st of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus

•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2020 to 12/31/2020	06/01/2020 to 05/31/2021	01/01/2021 to 12/31/2021
Assume the following:
•RMD Amount for both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2020 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2021 and 05/31/2021 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2021.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Highest Daily Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income v3.0 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greater of: the Minimum Death Benefit (described later in this prospectus) and the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income v3.0 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:
(1)The Unadjusted Account Value on the current Valuation Day; and
(2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,
•increased by any Purchase Payments made on the current Valuation Day and,
•reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the optional living benefit features of Highest Daily Lifetime Income v3.0 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount by the amount of the withdrawal (dollar-for-dollar). All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the preceding paragraph),
•made during the period between the decedent’s date of death and the date we receive Due Proof of Death.

Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v3.0 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to death benefits under your Annuity will continue to apply. See “Death Benefits” for more information pertaining to death benefits.
Benefits Under Highest Daily Lifetime Income v3.0 with HD DB
•To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v3.0 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v3.0 with HD DB terminates, we will make no further payments of the Annual Income Amount (including no payment of the Highest Daily Death Benefit) and no additional Purchase Payments are permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Unadjusted Account Value is reduced to zero, any subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any death benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no death benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Unadjusted Account Value, less any applicable Tax Charge, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable Tax Charge, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Unadjusted Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income v3.0 with HD DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account), the Secure Value Account and the DCA Market Value Adjustment Options. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge Free Withdrawal amount. For example, if your Charge Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted

Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears within the section titled “Investment Options.” You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, the DCA Market Value Adjustment Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.
•Upon election of the benefit, we allocate 10% of your Unadjusted Account Value to the Secure Value Account. This means 90% of your Unadjusted Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.
•If you elected this benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity is issued) or terminated and later re-elected this benefit, you may have been required to reallocate to different Sub-accounts if you were invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any death benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v3.0 with HD DB reduce your Unadjusted Account Value to zero. This means that any death benefit, including the HD DB, will terminate and no death benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for the Highest Daily Lifetime Income v3.0 with HD DB
The current charge for Highest Daily Lifetime Income v3.0 with HD DB is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v3.0 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account or the DCA Market Value Adjustment Options. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v3.0 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Termination of Your Highest Daily Lifetime Income v3.0 with HD DB
You may not terminate Highest Daily Lifetime Income v3.0 with HD DB prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective. If you elect to terminate the benefit, you will not be permitted to re-elect it in the future.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;

(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner (or Annuitant for entity-owned annuities);
(v)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States);* or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations (subject to state law - please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States).*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v3.0 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v3.0” earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.
Highest Daily Lifetime Income v3.0 with HD DB Conditions
See “Highest Daily Lifetime Income v3.0 Conditions” in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding the conditions of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v3.0 above.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v3.0 BENEFIT WITH HIGHEST DAILY DEATH BENEFIT
Effective December 31, 2020, the variable annuities referenced in this prospectus and any applicable riders will not be available for new sales or re-elections.
Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit (“HD DB”) is the spousal version of Highest Daily Lifetime Income v3.0 with HD DB. Spousal Highest Daily Lifetime Income v3.0 was offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income v3.0, and you must have elected the HD DB benefit at the time you elected Spousal Highest Daily Lifetime Income v3.0. This benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives,” and each, a “designated life”), the ability to withdraw the Annual Income Amount, regardless of the investment performance of your Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Unadjusted Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Unadjusted Account Value to zero will terminate the Annuity and the optional living and death benefits. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered “Lifetime Withdrawals” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 with HD DB after the death of the first spouse and also want to provide a death benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
Spousal Highest Daily Lifetime Income v3.0 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 with HD DB due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v3.0 with HD DB is not available if you elect any other optional living or death benefit.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v3.0 with HD DB (including no payment of the Highest Daily Death Benefit).
Please note that if you elect Spousal Highest Daily Lifetime Income v3.0 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v3.0 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term Market Value Adjustment Option is permitted if you elect any optional living benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v3.0 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v3.0 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50 and 79 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0 with HD DB. If the designated lives divorce, Spousal Highest Daily Lifetime Income v3.0 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
Key Features and Examples
Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.
Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.

Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your Periodic Value is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.
During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:
•the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and
•the Unadjusted Account Value on the Current Valuation Day.
Withdrawal Percentages and Roll-Up Rate
Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).
The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value. The rate is an annual effective rate and compounds daily.
We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate and later re-elect the optional living benefit, the Withdrawal Percentages and Roll-Up Rate in effect at the time you re-elect the optional living benefit will apply to your new benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date
Assume: (1) you purchase the Annuity and elect Spousal Highest Daily Lifetime Income v3.0 with HD DB on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Unadjusted Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th *	$200,150
* Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 x (1.05)(1/365) =	$150,020
(2) and Unadjusted Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 x (1.05)(1/365) =	$150,040
(2) and Unadjusted Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 x (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
(2) and Unadjusted Account Value =	$200,150
Periodic Value on February 13th	$200,520

After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:
•the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
•the Unadjusted Account Value on the Current Valuation Day.
Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date
Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 with HD DB was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Unadjusted Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Unadjusted Account Value
March 11th	$299,500
March 12th	$300,750
March 13th *	$325,400
*    Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) and Unadjusted Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
(2) and Unadjusted Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
(2) and Unadjusted Account Value =	$325,400
Periodic Value on March 13th	$325,750
After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
•the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
•the highest daily Unadjusted Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).
Annual Income Amount
The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0 with HD DB. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life’s age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 4.5%, your initial Annual Income Amount would be $13,500. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 with HD DB and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.

•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Withdrawals and Spousal Highest Daily Lifetime Income v3.0 with HD DB
Spousal Highest Daily Lifetime Income v3.0 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a pro rata basis from all Investment Options and the Secure Value Account.
Under Spousal Highest Daily Lifetime Income v3.0 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:
•they will not reduce your Annual Income Amount in subsequent Annuity Years;
•they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
•you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the younger spousal designated life on that Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals will make it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 with HD DB upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Living Benefits table in “Summary of Contract Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v3.0 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is July 2nd
•Spousal Highest Daily Lifetime Income v3.0 with HD DB is elected on July 2nd
•The applicable Withdrawal Percentage is 4.5%
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.

Example of Dollar-for-Dollar Reductions
On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount.)
Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00

Account Value immediately before Excess Income of $2,100	$115,100.00	Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HD DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	HD DB Amount	$108,017.64
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example, assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29th reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28th value is being adjusted for Excess Income; the June 30th, July 1st, and July 2nd Valuation Dates occur after the Excess Income withdrawal on June 29th.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28th	$238,000.00	$238,000.00	$10,710.00
June 29th	$226,500.00	$227,994.52	$10,259.75
June 30th	$226,800.00	$227,994.52	$10,259.75
July 1st	$233,500.00	$233,500.00	$10,507.50
July 2nd	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2nd. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2nd is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28th, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29th to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Unadjusted Account Value of $238,000 on June 28th is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.

•This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
•The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30th. At this time, we compare this amount to the Unadjusted Account Value on June 30th, $226,800. Since the June 29th adjusted Highest Daily Value of $227,994.52 is greater than the June 30th Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1st. The Unadjusted Account Value on July 1st, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
•The July 1st adjusted Highest Daily Value of $233,500 is also greater than the July 2nd Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2nd.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2nd and continuing through July 1st of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v3.0 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC and Market Value Adjustment) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3rd
•Spousal Highest Daily Lifetime Income v3.0 with HD DB is elected on December 3rd
•The Unadjusted Account Value at benefit election was $105,000
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v3.0 with HD DB
On October 3rd, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
See “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v3.0 with HD DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.

Highest Daily Death Benefit
A death benefit is payable under Spousal Highest Daily Lifetime Income v3.0 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The death benefit is the greater of: the Minimum Death Benefit (described later in this prospectus) and the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income v3.0 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:
(1)The Unadjusted Account Value on the current Valuation Day; and
(2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,
•increased by any Purchase Payments made on the current Valuation Day and,
•reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the optional living benefit features of Spousal Highest Daily Lifetime Income v3.0 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the preceding paragraph),
•made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v3.0 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to death benefits under your Annuity continue to apply. See “Death Benefits” more information pertaining to death benefits.
Benefits Under Spousal Highest Daily Lifetime Income v3.0 with HD DB
•To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v3.0 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the death of the first of the designated lives to die, and will make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v3.0 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Unadjusted Account Value is reduced to zero, any subsequent payments will be treated as Guarantee payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any death benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no death benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Unadjusted Account Value, less any applicable Tax Charge, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable Tax Charge, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Unadjusted Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income v3.0 with HD DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v3.0 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account), the Secure Value Account and the DCA Market Value Adjustment Options. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge Free Withdrawal amount. For example, if your Charge Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section titled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, the DCA Market Value Adjustment Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.
•Upon election of the benefit, we allocated 10% of your Unadjusted Account Value to the Secure Value Account. This means 90% was allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those sub-accounts.
•If you elected this benefit after your Annuity was issued (which must occur within 30 days of the date your Annuity is issued) or terminated and later re-elected this benefit, you may have been required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any death benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v3.0 with HD DB reduce your Unadjusted Account Value to zero. This means that any death benefit, including the HD DB, will terminate and no death benefit is payable if your Unadjusted Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Death Benefits” for more information.)
•Spousal Continuation: If a death benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v3.0 with HD DB will remain in force unless we are instructed otherwise.

Charge for the Spousal Highest Daily Lifetime Income v3.0 with HD DB
The current charge for Spousal Highest Daily Lifetime Income v3.0 with HD DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v3.0 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account or the DCA Market Value Adjustment Options. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v3.0 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Termination of the Benefit
You may not terminate Spousal Highest Daily Lifetime Income v3.0 with HD DB prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. If you elect to terminate this benefit, you will not be permitted to re-elect it in the future.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law - please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States);* or
(viii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations (subject to state law - please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States).*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v3.0 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment

Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
Spousal Highest Daily Lifetime Income v3.0 with HD DB Conditions
See “Highest Daily Lifetime Income v3.0 Conditions” in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding the conditions of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v3.0 above.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Each Annuity provided a death benefit prior to Annuitization (the "Minimum Death Benefit") and, for applications signed on and after May 1, 2017, an optional death benefit, Legacy Protection Plus, was available. If the Annuity is owned by one or more natural persons, the death benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If the Annuity is owned by an entity, the death benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a death benefit will not be paid upon the Annuitant's death. The person upon whose death the death benefit becomes payable is referred to below as the “decedent”.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no death benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the death benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus. See the “Payment of Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
We determine the amount of the death benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the death benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the death benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining death benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining death benefit to the AST Government Money Market Sub-account, the amount of the death benefit may be impacted by the Insurance Charge and may be subject to Sub-account fluctuations.
The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the Minimum Death Benefit guarantee under an Annuity. Each Annuity also offers an optional death benefit, Legacy Protection Plus, that can be purchased for an additional charge. See “Optional Death Benefit - Charge For Legacy Protection Plus” below for further information. Notwithstanding any additional protection provided under the optional death benefit, the additional cost will reduce your Account Value.
MINIMUM DEATH BENEFIT
Each Annuity provides a Minimum Death Benefit. The amount of the Minimum Death Benefit is equal to the greater of:
(a)The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date we receive Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
(b)    Your Unadjusted Account Value on the date we receive Due Proof of Death.
No death benefit will be payable if your Unadjusted Account Value reaches zero (which can happen if, for example, you have the Minimum Death Benefit and are taking withdrawals under an optional living benefit).
OPTIONAL DEATH BENEFIT - Legacy Protection Plus ( for applications signed on or after May 1, 2017) May no longer be elected after December 31, 2020.
For an additional charge, the Annuity provided an optional death benefit called Legacy Protection Plus, which may only be elected at the time you purchase the Annuity and is effective on the contract issue date (the “Legacy Protection Plus Benefit Effective Date”). Legacy Protection Plus is designed to provide an enhanced level of protection for your beneficiaries. Under this benefit, we maintain a separate death benefit amount based on your Purchase Payment(s) increasing at a preset rate on an annual basis as described below. Legacy Protection Plus is not available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering Legacy Protection Plus in connection with the Annuity at any time. Once elected, this optional benefit cannot be cancelled at a later date, with one exception. Please see “Termination of the Optional Death Benefit” below for more information. Legacy Protection Plus cannot be combined with any optional living benefit.
Investment Restrictions may apply if you elect Legacy Protection Plus. If you elect this optional death benefit, certain Portfolios offered as Sub-accounts under an Annuity may not be available and you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this benefit. Please see the chart in the “Investment Options” section of this prospectus for a list of investment options available and permitted with Legacy Protection Plus.
If an Annuity has one Owner, the Owner must be less than age 76 on the Annuity issue date. If an Annuity has joint Owners, the oldest Owner must be less than age 76. If the Annuity is owned by an entity, the Annuitant must be less than age 76.
Calculation of the Legacy Protection Plus Death Benefit
The amount of the death benefit under Legacy Protection Plus is equal to the greater of:
(a)the Minimum Death Benefit described above; and
(b)the Roll-Up Death Benefit Amount (described below) as of the date of death.
Key Terms and Examples
Descriptions of the key terms and examples related to Legacy Protection Plus are set forth below. The examples are hypothetical and provided only to illustrate the calculation of various components of the optional death benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples do not reflect actual or real life results.
This optional death benefit includes the Legacy Protection Plus Roll-Up Rate and Roll-Up Cap Percentage. We declare the current Legacy Protection Plus Roll-Up Rate and Roll-Up Cap Percentage that will apply to your Annuity. The current Legacy Protection Plus Roll-Up Rate and Roll-Up Cap Percentage are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus when delivered in connection with the sale of a new Annuity. The Legacy Protection Plus Roll-Up Rate and Roll-Up Cap Percentage are established for your Annuity on the Legacy Protection Plus Benefit Effective Date and they will not change while the optional death benefit is in effect. We reserve the right to differentiate the current Roll-Up Rate and Roll-Up Cap Percentage based on the Owner’s age on the Legacy Protection Plus Benefit Effective Date as a single rate or a table of rates.
Prior to the first anniversary of the Legacy Protection Plus Benefit Effective Date, the Roll-Up Death Benefit Amount is equal to the Death Benefit Base. The Death Benefit Base is equal to the sum of all Purchase Payments, adjusted proportionally for Withdrawals as described in the “Impact of Withdrawals” section below.
The Legacy Protection Plus death benefit will be calculated on the date of death of the decedent and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the "Impact of Withdrawals" section, made during the period between the decedent's date of death and the date we receive Due Proof of Death.)
It is important to note that Legacy Protection Plus will provide no additional benefit under the Annuity if a contract Owner dies prior to the first anniversary of the Effective Date because, under those circumstances, the death benefit will be equal to the Minimum Death Benefit, even though the contract Owner may have paid certain quarterly benefit charges under Legacy Protection Plus.
The Legacy Protection Plus Roll-Up Rate is the rate that is multiplied by the Death Benefit Base each contract anniversary to determine the Roll-Up Amount.
The Roll-Up Cap Amount equals the Death Benefit Base multiplied by the Roll-Up Cap Percentage and is the maximum possible Roll-Up Death Benefit Amount.
On each anniversary of the Legacy Protection Plus Benefit Effective Date until the earlier of the date we receive Due Proof of Death of the decedent or until the Roll-Up Cap Date, we increase the Roll-Up Death Benefit Amount by the Roll-Up Amount. The Roll-Up Death Benefit Amount will never be greater than the Roll-Up Cap Amount. On the Roll-Up Cap Date, the Roll-Up Death Benefit Amount reaches its maximum and the Legacy Protection Plus Roll-Up Rate will no longer apply. The Roll-Up Death Benefit Amount will be reduced for any withdrawals proportionally, including any after the Roll-Up Cap Date.
The Roll-Up Cap Date is the earlier of:
•the date the Roll-Up Death Benefit Amount equals the Roll-Up Cap Amount, and;
•the anniversary of the Legacy Protection Plus Benefit Effective Date coinciding with or next following the date the Measuring Life reaches age 80.
Additional Purchase Payments
We currently limit the additional Purchase Payments to those accepted in the first Annuity Year. While Legacy Protection Plus is in effect, we may further limit, restrict, suspend, or reject any additional Purchase Payment at any time on a non-discriminatory basis. Circumstances where we may further limit, restrict, suspend, or reject additional Purchase Payments include, but are not limited to, the following:
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.

If we further exercise our right to limit, restrict, suspend, reject additional Purchase Payments, you may no longer be able to fund your Legacy Protection Plus benefit to the level you originally intended. This means that your ability to increase the values associated with your Legacy Protection Plus death benefit through additional Purchase Payments in the first Annuity Year may be limited or suspended, which you should consider when you purchase this Annuity.
Impact of Withdrawals - Under Legacy Protection Plus, all withdrawals, including Required Minimum Distributions, reduce the Death Benefit Base and the Roll-Up Death Benefit Amount proportionally by the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal.
Example of Calculating the Roll-Up Death Benefit Amount under Legacy Protection Plus
Initial Premium: $100,000
Additional Purchase Payment: $10,000
Death Benefit Base = $110,000
Roll-Up Rate = 5%
Roll-Up Cap Percentage = 200%
Roll-Up Amount = (5% of $110,000) = $5,500
Roll-Up Cap Amount = (200% of $110,000) = $220,000
Year 1 Roll-Up Death Benefit Amount = $110,000
Year 2 Roll-Up Death Benefit Amount = $110,000 + $5,500 = $115,500
Year 3 Roll-Up Death Benefit Amount = $115,500 + $5,500 = $121,000
During Year 3,
Withdrawal amount = $20,000
Unadjusted Account Value (Prior to withdrawal) = $200,000
Proportion of Unadjusted Account Value = 10%
Revised Death Benefit Base = (100-10)% of DB Base of $110,000 = $99,000
Revised Roll-Up Death Benefit Amount = (100-10)% of DB Amount of $121,000 = $108,900
New Roll-Up Amount = (5% of $99,000) = $4,950
New Roll-Up Cap Amount = (200% of $99,000) = $198,000
New Roll-Up Death Benefit Amount for Year 4 = $108,900 + $4,950 = $113,850
Annuities with Joint Owners
For Annuities with joint Owners, Legacy Protection Plus death benefits are calculated as shown above and the oldest joint Owner is the Measuring Life and is used to determine the Roll-Up Cap Date, Legacy Protection Plus Roll-Up Rate, Roll-Up Cap Percentage and benefit charge. If you and your spouse own your Annuity jointly, we will pay the death benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the death benefit (unless the Annuity is held as a Beneficiary Annuity). See “Spousal Continuation of Annuity” for details.
Annuities Owned by Entities
For Annuities owned by an entity, the amounts are calculated as shown above except that the age of the Annuitant is used to determine the Roll-Up Cap Date, Legacy Protection Plus Roll-Up Rate, Roll-Up Cap Percentage and benefit charge. Payment of the death benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable). See “Payment of Death Benefits” for details.
Charge for Legacy Protection Plus
If you elect Legacy Protection Plus, a charge is deducted from your Account Value on each quarterly anniversary (each successive three-month anniversary of the Legacy Protection Plus Benefit Effective Date), and is assessed against your Roll-Up Death Benefit Amount calculated on the last Valuation Day before the quarterly anniversary at the quarterly equivalent of the applicable annualized rate.
The Legacy Protection Plus charge is established for your Annuity on the issue date. It is based on your age on the date you sign your Application, provided we receive that paperwork in Good Order within 15 calendar days, and the contract is funded within 45 calendar days.
Subject to the requirements above, it is important to note that if either (1) the Legacy Protection Plus Roll-Up Rate; or (2) the Roll-Up Cap Percentage (collectively the "set of rates") that we are currently offering on your Annuity issue date is higher than the rates we were offering on the date you signed the applicable paperwork and neither the Legacy Protection Plus Roll-Up Rate or Roll-Up Cap Percentage have decreased, you will receive the higher set of rates. If this occurs, your Legacy Protection Plus charge will then also be based on your age on your Annuity issue date. If either of the set of rates has decreased when we compare the set of rates that we were offering on the day you signed your paperwork to the set of rates that we are offering on your Annuity issue date, your contract will be issued with the set of rates and the Legacy Protection Plus charge that were in effect on the day you signed your paperwork.
Current charges are: 0.65% if you are 55 years old or younger; 0.80% if you are ages 56-70; or 0.95% if you are 71 or older.
Any charges paid during the contract year of death will not be refunded and there will be no pro-rata roll-up in the Death Benefit Amount. Charges continue after the Roll-Up Cap is reached, and cease upon death or termination of the benefit.

We reserve the right to adjust the charge for Legacy Protection Plus for existing contracts at any time on or after the fifth anniversary of the Legacy Protection Plus Benefit Effective Date, up to the maximum charge stated in your contract. We will notify you in writing in advance of an increase in the charge for the benefit. You will have the option of refusing the charge increase which will terminate the Legacy Protection Plus benefit. You may only elect to terminate the Legacy Protection Plus benefit by refusing the charge increase. Upon termination, we reserve the right to deduct a final charge based on the number of days since the charge for the Legacy Protection Plus benefit was most recently deducted.
If the deduction of the charge at any time would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the Legacy Protection Plus Benefit Effective Date plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we deduct a charge for the Legacy Protection Plus benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of Legacy Protection Plus may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Legacy Protection Plus would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. In that instance, the withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero.
We cease to deduct a charge for Legacy Protection Plus after it terminates in accordance with the "Termination of Legacy Protection Plus Death Benefit" section below. In the event Legacy Protection Plus terminates for any reason, we reserve the right to deduct a final charge upon termination, based on the number of days since the prior quarterly anniversary. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor.
Termination of Legacy Protection Plus Death Benefit
You may only elect to terminate the Legacy Protection Plus benefit if the charge for Legacy Protection Plus is increasing. You may only elect to terminate the Legacy Protection Plus benefit by refusing the charge increase. See “Charges for Legacy Protection Plus” above for more information. You will have the option of refusing the charge increase which will terminate the Legacy Protection Plus benefit.
In addition, Legacy Protection Plus will terminate upon an ownership change, except where the Measuring Life does not change or upon divorce. If a spousal Measuring Life is removed as Owner or Annuitant due to divorce, and the remaining spouse Owner continues the benefit in his or her name and meets the age requirements of the Legacy Protection Plus benefit on the date the change in ownership occurs, then the Legacy Protection Plus Roll-Up Rate, Roll-Up Cap Percentage and Legacy Protection Plus benefit charge applicable to the Measuring Life will remain the same. If the new Owner or Annuitant is older than the maximum issue age on the effective date of the change, then the Legacy Protection Plus benefit will be terminated.
Also, Legacy Protection Plus will terminate in the following circumstances: (a) as of the date the Annuity’s death benefit is paid; (b) on the Annuity Date; (c) upon surrender of the Annuity; (d) if your Unadjusted Account Value reduces to zero; and (e) upon Spousal Continuation (see “Spousal Continuation of Annuity” below for more information).
Please refer to the section titled “Tax Considerations” for additional considerations in relation to the Legacy Protection Plus.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the death benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the death benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the Minimum Death Benefit, Legacy Protection Plus death benefit or any optional death benefit in connection with an optional living benefit).
Death Benefit Suspension Period. You also should be aware that there is a death benefit suspension period in connection with certain death benefits. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), certain death benefits (including the Minimum Death Benefit and Highest Daily Lifetime Income v3.0 with HD DB and Spousal Highest Daily Lifetime Income v3.0 with HD DB) will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. This suspension period will not apply to Legacy Protection Plus, where an ownership change does not terminate the benefit. While the two-year suspension is in effect, any applicable charge will continue to apply but the death benefit amount will equal the Unadjusted Account Value on the date we receive Due Proof of Death. Thus, if you had elected Highest Daily Lifetime Income v3.0 with HD DB or Spousal Highest Daily Lifetime Income v3.0 with HD DB, and the suspension was in effect, you would be paying the fee for the Highest Daily Lifetime Income v3.0 with HD DB or Spousal Highest Daily Lifetime Income v3.0 with HD DB even though during the suspension period your death benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the death benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the death benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no death benefit is payable upon the death of the beneficial Owner.

SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the death benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the death benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Subsequent to spousal continuation, the Minimum Death Benefit will be equal to the greater of:
•The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
•The Unadjusted Account Value on Due Proof of Death of the surviving spouse.
With respect to Legacy Protection Plus, upon Spousal Continuation of the Annuity, the Unadjusted Account Value is increased, if necessary, to equal the greater of:
•the Roll-Up Death Benefit Amount described above, and
•the Minimum Death Benefit described above.
Any increase to the Unadjusted Account Value resulting from such adjustment will be allocated on a pro-rata basis to the Legacy Protection Plus Permitted Sub-accounts in which Account Value is then allocated. If the Account Value in such Permitted Sub-accounts is zero, we will allocate the additional amount to the AST Government Money Market Sub-account. Upon Spousal Continuation of the Annuity and after any increase to the Unadjusted Account Value has been applied, the Legacy Protection Plus benefit is terminated. In such a circumstance, the Minimum Death Benefit continues as described above.
With respect to Highest Daily Lifetime Income v3.0 with HD DB and Spousal Highest Daily Lifetime Income v3.0 with HD DB:
•If the Highest Daily Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.
•If a death benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the death benefit must be distributed:
•within five (5) years of the date of death (the “five-year deadline”); or
•as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the death benefit as a lump sum within the five-year deadline.
If the Annuity is held as a Beneficiary Annuity, the payment of the death benefit must be distributed:
•as a lump sum payment; or
•as a series of required distributions under the Beneficiary Continuation Option as described below in the section titled “Beneficiary Continuation Option,” unless you have made an election prior to death benefit proceeds becoming due.

If we do not receive notice of a claim or instructions on where to send the death benefit payment within 5 years of the date of death, the funds will be considered abandoned property and escheated to the state.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive notice of a claim or instructions on where to send the death benefit payment within 5 years of the date of death, the funds will be considered abandoned property and escheated to the state.
The tax consequences to the Beneficiary may vary among the different death benefit payment options. See “Tax Considerations” and consult your tax adviser.
BENEFICIARY CONTINUATION OPTION
Instead of receiving the death benefit in a single payment, or under an Annuity Option, a Beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections titled “Payment of Death Benefits” and “Alternative

Death Benefit Payment Options – Annuities Held by Tax-Favored Plans”. This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities. This option is different from the “Beneficiary Annuity”, because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate. Under the Beneficiary Continuation Option:
•The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the death benefit amount payable to each Beneficiary must be at least $15,000).
•The Annuity will be continued in the Owner's name, for the benefit of the Beneficiary.
•Beginning on the date we receive an election by the Beneficiary to take the death benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.
•Beginning on the date we receive an election by the Beneficiary to take the death benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
•The initial Account Value will be equal to any death benefit (including any optional death benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
•The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
•The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
•No Market Value Adjustment Options will be offered for Beneficiary Continuation Options.
•No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.
•The minimum death benefit, optional death benefit and any optional living benefits elected by the Owner will no longer apply to the Beneficiary.
•The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.
•Withdrawals are not subject to CDSC.
•Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
•If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.
We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional living or death benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional living or death benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to your initial Purchase Payment or any additional payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period. As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus. With respect to your Additional Purchase Payments that are pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount.

You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Charge Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and death benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.
Change in Daily Asset-Based Charges: After the 9th Annuity year, your Annuity will become subject to a lower daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the same Sub-accounts that reflect the decreased Insurance Charge (and the charge for any optional benefits you have elected). The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of units and unit price will not affect your Account Value at the time that the transaction is processed. However, beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the decreased Insurance Charge and any other optional benefits that you have elected.
Termination of Optional Benefits: In general, if an optional living or death benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v3.0 benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. If the Legacy Protection Plus death benefit terminates for any reason, we may deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted.
On the date a charge no longer applies or a charge for an optional living or death benefit begins to be deducted, your Annuity will become subject to a different charge.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an Annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable.  Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½;
•the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
•the amount received is attributable to your becoming disabled (as defined in the Code);
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
•the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before

August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
•As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
•Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts..
•Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant's death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
•Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
•Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
•A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
•H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
•Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
•Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year.The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
•You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•Your rights as Owner are non-forfeitable;
•You cannot sell, assign or pledge the Annuity;
•The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
•The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
•Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax described below;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

•If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
•SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
•SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution limit. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
•Contributions to a Roth IRA cannot be deducted from your gross income;
•“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of curent year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59½;
•Your severance of employment;

•Your death;
•Your total and permanent disability; or
•Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1)  the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2)  the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The Information provided below applies to Owners who die after 2019. For Owner deaths prior to 202, please consult your tax advisor regarding the applicable post-death distribution requirements.
•If you have a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½ or die;
•the amount received is attributable to your becoming disabled; or
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
•For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).

ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with this these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 888-778-2888. Pruco Life files periodic reports as required under the Exchange Act. The SEC maintains an website that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our website address is www.prudential.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
With the Market Value Adjustment Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the Market Value Adjustment Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500 to $246,998. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Variable Investment Option; or
(4)differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at www.prudential.com or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions), bank drafting, dollar cost averaging, and static rebalancing in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made up to a maximum of 7.15% for the B Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2020) received compensation with respect to our annuity business generally during 2020 (or as to which a payment amount was accrued during 2020). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2020 retrospective depiction. During 2020, non-cash compensation received by Firms and Entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by Firms ranged from $4.40 to $12,514,361.56.
All of the Firms and Entities listed below received non-cash compensation during 2020. In addition, Firms in bold also received cash compensation during 2020.

1st Global Capital Corp.	CFD Investments, Inc.	MML Investors Services, Inc.
3 Mark Financial Texas, Inc.	Chesapeake Brokerage, LLC.	Money Concepts Capital Corp.
Aaron Advantage Agency	Citigroup Global Markets Inc.	Morgan Stanley Smith Barney
Advantage Insurance Network, Inc.	Citizens Securities, Inc.	National Securities Corp.
Advisor Group	COMERICA SECURITIES, INC.	New York Life Insurance Company
Advisors Excel, LLC	Commonwealth Financial Network	Newbridge Securities Corp.
Aegon Transamerica	Concord Financial Advisors	Next Financial Group, Inc.
AimcoR Group	Crown Capital Securities, L.P.	OneAmerica Securities, Inc.
AIP Marketing Alliance, Inc.	Crump	OPPENHEIMER & CO, INC.
ALHA	CUNA Brokerage Svcs, Inc.	Packerland Brokerage Svcs,Inc
Allegis Insurance Agency, Inc.	CUSO Financial Services, L.P.	Park Avenue Securities, LLC
Allianz	David Lerner and Associates	Parkland Securities
Allstate Financial Srvcs, LLC	Edward Jones & Co.	Pinnancle Investments, LLC
American Financial Associates	Equity Services, Inc.	PNC Investments, LLC
American Independent Securities Group, LLC	Fidelity Investments	ProEquities
AMERICAN PORTFOLIO FIN SVCS INC	First Citizens Bank	Prospera Financial Services, Inc.
Ameriprise Financial, Inc.	Fortune Financial Services, Inc.	Prudential Annuities
Ameritas Investment Corp.	Founders Financial Securities, LLC	Purshe Kaplan Sterling Investments
APW Capital, Inc.	FSC Securities Corp.	Raymond James Financial Svcs
Aquafil S.P.A.	FTB Advisors, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	GamePlan Financial Marketing, LLC.	RNR Securities, L.L.C.
Arkadios Capital	Garden State Securities, Inc.	Robert W. Baird & Co., Inc.
Arthur J. Gallagher	Geneos Wealth Management, Inc.	Royal Alliance Associates
Ash Brokerage Corporation	Goldman Sachs & Co.	SA Stone Wealth Management
Atlas Financial Partners, LLC	Gradient Securities, LLC	SAGEPOINT FINANCIAL, INC.
Ausdal Financial Partners, Inc.	GWN Securities, Inc.	Scott & Stringfellow
AXA Advisors, LLC	H. Beck, Inc.	Securian Financial Svcs, Inc.
Ballew Investments	H.D. Vest Investment	Securities America, Inc.
BankersLife Securities	Hantz Financial Services, Inc.	Securities Service Network
BB&T Investment Services, Inc.	Harbour Investment, Inc.	Sigma Financial Corporation
BBVA Compass Investment Solutions, Inc.	HSBC	Stifel Nicolaus & Co.
BCG Securities, Inc.	Independent Financial Grp, LLC	SunTrust Investment Services, Inc.
Becker Suffern McLanahan, Ltd.	Infinex Financial Group	T. Rowe Price Group, Inc.
Belman Klein Associates, LTD	Investacorp	TFS Securities, Inc.
Benson Blackburn	J.J.B. Hilliard Lyons, Inc.	The Investment Center
Berson-Sokol Agency, Inc.	J.P. Morgan	The Prudential Insurance Company of America
Berthel Fisher & Company	J.W. Cole Financial, Inc.	TransAmerica Financial Advisors, Inc.
BlackRock Financial Management Inc.	Janney Montgomery Scott, LLC.	Triad Advisors, Inc.
Borden Hamman Agency, Inc.	Kestra Financial, Inc.	UBS Financial Services, Inc.
Cadaret, Grant & Co., Inc.	KMS Financial Services, Inc.	United Planners Fin. Serv.
Calton & Associates, Inc	Kovack Securities, Inc.	US Bank
Cambridge Investment Research, Inc.	Lincoln Financial Advisors	VOYA Financial Advisors
Cantella & Co., Inc.	Lincoln Financial Securities Corporation	WADDELL & REED INC.
CAPE SECURITIES, INC.	Lincoln Investment Planning	Wells Fargo Advisors LLC

Capital Analysts	Lion Street	WELLS FARGO ADVISORS LLC - WEALTH
Capital Financial Services	LPL Financial Corporation	Wells Fargo Investments LLC
Capital Investment Group, Inc.	M Holdings Securities, Inc	Woodbury Financial Services
Capitas Financial LLC	M&T Securities
Centaurus Financial, Inc.	Mercer Allied Company L.P.
Cetera Advisor Network LLC	Merrill Lynch
The Firms listed below received cash compensation during 2020 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Mutual Service Corporation
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:
•Company
•Experts
•Principal Underwriter
•Payments Made to Promote Sale of Our Products
•Cyber Security and Business Continuity Risks
•Determination of Accumulation Unit Values
•Financial Statements

HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

APPENDIX A – ACCUMULATION UNIT VALUES
The following tables show the accumulation Unit Values and the number of outstanding units for each variable investment option under the Annuity on the last business day of the periods shown. The Unit Values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge which may include other annuities offered. This information reflects Sub-Account names as of December 31, 2020. Please refer to the Investment Options section of the prospectus for information on name changes.

A-1

PREMIER RETIREMENT B SERIES (contracts issued on or after 2-10-2014)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.45%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/10/2014 to 12/31/2014	10.49176	10.85572	12,899,575
01/01/2015 to 12/31/2015	10.85572	10.35394	15,822,050
01/01/2016 to 12/31/2016	10.35394	10.85058	17,688,680
01/01/2017 to 12/31/2017	10.85058	12.03932	19,250,822
01/01/2018 to 12/31/2018	12.03932	10.89853	17,496,247
01/01/2019 to 12/31/2019	10.89853	12.46491	21,103,456
01/01/2020 to 12/31/2020	12.46491	12.80235	20,629,481
AST Advanced Strategies Portfolio
02/10/2014 to 12/31/2014	11.01928	11.63271	55,421,875
01/01/2015 to 12/31/2015	11.63271	11.55605	70,974,577
01/01/2016 to 12/31/2016	11.55605	12.19811	76,761,315
01/01/2017 to 12/31/2017	12.19811	14.05650	80,564,388
01/01/2018 to 12/31/2018	14.05650	13.03617	78,540,939
01/01/2019 to 12/31/2019	13.03617	15.65551	86,872,670
01/01/2020 to 12/31/2020	15.65551	17.07626	81,292,312
AST AllianzGI World Trends Portfolio
02/10/2014 to 12/31/2014	10.67987	11.23093	36,700,361
01/01/2015 to 12/31/2015	11.23093	11.04965	73,055,389
01/01/2016 to 12/31/2016	11.04965	11.41400	80,894,971
01/01/2017 to 12/31/2017	11.41400	13.07488	84,833,896
01/01/2018 to 12/31/2018	13.07488	11.86614	78,735,185
01/01/2019 to 12/31/2019	11.86614	13.80460	85,685,590
01/01/2020 to 12/31/2020	13.80460	15.52248	78,585,540
AST American Funds Growth Allocation Portfolio
04/30/2018* to 12/31/2018	9.94880	9.45563	19,770,504
01/01/2019 to 12/31/2019	9.45563	11.39697	55,356,247
01/01/2020 to 12/31/2020	11.39697	13.70318	63,555,802
AST Balanced Asset Allocation Portfolio
02/10/2014 to 12/31/2014	11.09513	11.79468	42,344,995
01/01/2015 to 12/31/2015	11.79468	11.67893	59,716,790
01/01/2016 to 12/31/2016	11.67893	12.23487	75,454,564
01/01/2017 to 12/31/2017	12.23487	13.85514	85,893,434
01/01/2018 to 12/31/2018	13.85514	12.97949	92,073,100
01/01/2019 to 12/31/2019	12.97949	15.27503	107,683,167
01/01/2020 to 12/31/2020	15.27503	16.82496	104,672,526
AST BlackRock 60/40 Target Allocation ETF
01/02/2019* to 12/31/2019	9.99920	11.75706	7,098,691
01/01/2020 to 12/31/2020	11.75706	13.41258	10,365,484
AST BlackRock 80/20 Target Allocation ETF
01/02/2019* to 12/31/2019	9.99920	12.18076	11,232,600
01/01/2020 to 12/31/2020	12.18076	14.20894	15,787,455
AST BlackRock Global Strategies Portfolio
02/10/2014 to 12/31/2014	10.68453	11.10195	13,968,234
01/01/2015 to 12/31/2015	11.10195	10.61269	21,659,285
01/01/2016 to 12/31/2016	10.61269	11.18706	27,333,582
01/01/2017 to 12/31/2017	11.18706	12.41579	32,218,663
01/01/2018 to 12/31/2018	12.41579	11.58892	33,500,878
01/01/2019 to 12/31/2019	11.58892	13.43334	39,492,272
01/01/2020 to 12/31/2020	13.43334	13.86569	38,464,040

A-2

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
02/10/2014 to 12/31/2014	9.71972	9.52988	332,005
01/01/2015 to 12/31/2015	9.52988	9.43735	405,040
01/01/2016 to 12/31/2016	9.43735	9.45283	541,277
01/01/2017 to 12/31/2017	9.45283	9.47488	884,386
01/01/2018 to 12/31/2018	9.47488	9.40580	1,263,025
01/01/2019 to 12/31/2019	9.40580	9.69771	1,474,002
01/01/2020 to 12/31/2020	9.69771	9.80176	2,036,286
AST BlackRock/Loomis Sayles Bond Portfolio
02/10/2014 to 12/31/2014	9.84405	9.95820	641,169
01/01/2015 to 12/31/2015	9.95820	9.60692	819,422
01/01/2016 to 12/31/2016	9.60692	9.86820	920,575
01/01/2017 to 12/31/2017	9.86820	10.14957	1,192,812
01/01/2018 to 12/31/2018	10.14957	9.93550	1,706,494
01/01/2019 to 12/31/2019	9.93550	10.69475	2,222,516
01/01/2020 to 12/31/2020	10.69475	11.31597	3,068,369
AST Capital Growth Asset Allocation Portfolio
02/10/2014 to 12/31/2014	11.40790	12.24977	37,545,095
01/01/2015 to 12/31/2015	12.24977	12.13656	56,239,578
01/01/2016 to 12/31/2016	12.13656	12.77860	75,597,919
01/01/2017 to 12/31/2017	12.77860	14.84676	93,225,739
01/01/2018 to 12/31/2018	14.84676	13.72062	100,292,316
01/01/2019 to 12/31/2019	13.72062	16.52996	125,578,552
01/01/2020 to 12/31/2020	16.52996	18.47634	123,090,565
AST ClearBridge Dividend Growth Portfolio
02/10/2014 to 12/31/2014	11.34856	13.08084	64,460
01/01/2015 to 12/31/2015	13.08084	12.43077	117,719
01/01/2016 to 12/31/2016	12.43077	14.07561	244,576
01/01/2017 to 12/31/2017	14.07561	16.42486	377,850
01/01/2018 to 12/31/2018	16.42486	15.41414	430,313
01/01/2019 to 12/31/2019	15.41414	19.90457	505,658
01/01/2020 to 12/31/2020	19.90457	20.54307	626,516
AST Cohen & Steers Global Realty Portfolio
02/10/2014 to 12/31/2014	10.08463	11.31775	79,303
01/01/2015 to 12/31/2015	11.31775	11.14360	89,637
01/01/2016 to 12/31/2016	11.14360	11.08064	96,575
01/01/2017 to 12/31/2017	11.08064	12.10910	111,162
01/01/2018 to 12/31/2018	12.10910	11.37058	150,909
01/01/2019 to 12/31/2019	11.37058	14.02135	171,501
01/01/2020 to 12/31/2020	14.02135	13.41103	170,767
AST Cohen & Steers Realty Portfolio
02/10/2014 to 12/31/2014	10.25559	12.49380	197,615
01/01/2015 to 12/31/2015	12.49380	12.90905	283,390
01/01/2016 to 12/31/2016	12.90905	13.33479	341,653
01/01/2017 to 12/31/2017	13.33479	13.96269	444,662
01/01/2018 to 12/31/2018	13.96269	13.10497	447,067
01/01/2019 to 12/31/2019	13.10497	16.94669	496,564
01/01/2020 to 12/31/2020	16.94669	16.22717	465,861
AST Dimensional Global Core Allocation
11/18/2019* to 12/31/2019	9.99880	10.30106	104,414
01/01/2020 to 12/31/2020	10.30106	11.64695	741,521

A-3

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	9.37870	9.22546	118,216
01/01/2015 to 12/31/2015	9.22546	7.57096	135,495
01/01/2016 to 12/31/2016	7.57096	8.38367	144,643
01/01/2017 to 12/31/2017	8.38367	10.44175	223,619
01/01/2018 to 12/31/2018	10.44175	8.84419	310,734
01/01/2019 to 12/31/2019	8.84419	9.87930	338,748
01/01/2020 to 12/31/2020	9.87930	10.13130	1,172,691
AST Fidelity Institutional AM® Quantitative Portfolio
02/10/2014 to 12/31/2014	10.74416	11.24668	26,641,620
01/01/2015 to 12/31/2015	11.24668	11.19344	42,646,580
01/01/2016 to 12/31/2016	11.19344	11.50064	56,143,882
01/01/2017 to 12/31/2017	11.50064	13.20131	62,374,888
01/01/2018 to 12/31/2018	13.20131	12.00129	59,171,426
01/01/2019 to 12/31/2019	12.00129	14.19281	65,405,177
01/01/2020 to 12/31/2020	14.19281	15.21222	61,865,170
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99960	10.07038	1,043,538
AST Goldman Sachs Multi-Asset Portfolio
02/10/2014 to 12/31/2014	10.37486	10.79436	27,006,384
01/01/2015 to 12/31/2015	10.79436	10.54112	31,520,843
01/01/2016 to 12/31/2016	10.54112	10.93448	35,176,162
01/01/2017 to 12/31/2017	10.93448	12.09999	54,571,678
01/01/2018 to 12/31/2018	12.09999	11.08202	51,692,313
01/01/2019 to 12/31/2019	11.08202	12.67105	56,529,619
01/01/2020 to 12/31/2020	12.67105	13.60695	53,132,202
AST Goldman Sachs Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	12.10605	13.40855	269,558
01/01/2015 to 12/31/2015	13.40855	12.48808	335,971
01/01/2016 to 12/31/2016	12.48808	15.29958	377,056
01/01/2017 to 12/31/2017	15.29958	16.91603	533,160
01/01/2018 to 12/31/2018	16.91603	14.32493	651,177
01/01/2019 to 12/31/2019	14.32493	17.31288	777,524
01/01/2020 to 12/31/2020	17.31288	17.47767	860,689
AST Government Money Market Portfolio
02/10/2014 to 12/31/2014	9.85937	9.73273	417,208
01/01/2015 to 12/31/2015	9.73273	9.59134	630,872
01/01/2016 to 12/31/2016	9.59134	9.45262	837,675
01/01/2017 to 12/31/2017	9.45262	9.34766	1,256,618
01/01/2018 to 12/31/2018	9.34766	9.33113	1,578,479
01/01/2019 to 12/31/2019	9.33113	9.35135	2,187,179
01/01/2020 to 12/31/2020	9.35135	9.23635	3,857,309
AST High Yield Portfolio
02/10/2014 to 12/31/2014	10.50614	10.53346	399,620
01/01/2015 to 12/31/2015	10.53346	10.01085	539,116
01/01/2016 to 12/31/2016	10.01085	11.38492	638,383
01/01/2017 to 12/31/2017	11.38492	12.05861	815,098
01/01/2018 to 12/31/2018	12.05861	11.64672	938,812
01/01/2019 to 12/31/2019	11.64672	13.23393	1,135,063
01/01/2020 to 12/31/2020	13.23393	13.38589	996,978

A-4

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	12.48778	14.39848	204,671
01/01/2015 to 12/31/2015	14.39848	13.07777	241,455
01/01/2016 to 12/31/2016	13.07777	15.45157	268,283
01/01/2017 to 12/31/2017	15.45157	18.15069	361,625
01/01/2018 to 12/31/2018	18.15069	15.35476	517,334
01/01/2019 to 12/31/2019	15.35476	19.59966	493,401
01/01/2020 to 12/31/2020	19.59966	19.36783	522,259
AST International Growth Portfolio
02/10/2014 to 12/31/2014	11.04551	10.69470	84,962
01/01/2015 to 12/31/2015	10.69470	10.87145	159,623
01/01/2016 to 12/31/2016	10.87145	10.30932	160,804
01/01/2017 to 12/31/2017	10.30932	13.75955	343,642
01/01/2018 to 12/31/2018	13.75955	11.75139	529,226
01/01/2019 to 12/31/2019	11.75139	15.29976	497,722
01/01/2020 to 12/31/2020	15.29976	19.80043	517,922
AST International Value Portfolio
02/10/2014 to 12/31/2014	11.06572	10.55923	80,870
01/01/2015 to 12/31/2015	10.55923	10.49117	114,371
01/01/2016 to 12/31/2016	10.49117	10.39940	130,804
01/01/2017 to 12/31/2017	10.39940	12.58705	218,831
01/01/2018 to 12/31/2018	12.58705	10.40208	281,215
01/01/2019 to 12/31/2019	10.40208	12.30385	310,466
01/01/2020 to 12/31/2020	12.30385	12.05201	349,712
AST Investment Grade Bond Portfolio
02/10/2014 to 12/31/2014	9.82954	10.11836	41,731
01/01/2015 to 12/31/2015	10.11836	10.08864	8,002,708
01/01/2016 to 12/31/2016	10.08864	10.36071	11,917,159
01/01/2017 to 12/31/2017	10.36071	10.65108	376,114
01/01/2018 to 12/31/2018	10.65108	10.46787	154,888,084
01/01/2019 to 12/31/2019	10.46787	11.47459	1,075,252
01/01/2020 to 12/31/2020	11.47459	13.17036	586,596
AST J.P. Morgan Global Thematic Portfolio
02/10/2014 to 12/31/2014	10.98788	11.72319	19,635,100
01/01/2015 to 12/31/2015	11.72319	11.43224	27,683,169
01/01/2016 to 12/31/2016	11.43224	11.85459	37,939,784
01/01/2017 to 12/31/2017	11.85459	13.66410	45,199,982
01/01/2018 to 12/31/2018	13.66410	12.47226	45,471,971
01/01/2019 to 12/31/2019	12.47226	14.67966	53,222,746
01/01/2020 to 12/31/2020	14.67966	16.37062	50,624,601
AST J.P. Morgan International Equity Portfolio
02/10/2014 to 12/31/2014	10.78005	10.37303	177,709
01/01/2015 to 12/31/2015	10.37303	9.93699	246,585
01/01/2016 to 12/31/2016	9.93699	9.98239	278,528
01/01/2017 to 12/31/2017	9.98239	12.75329	357,912
01/01/2018 to 12/31/2018	12.75329	10.37195	484,819
01/01/2019 to 12/31/2019	10.37195	13.00423	740,786
01/01/2020 to 12/31/2020	13.00423	14.49194	747,867
AST J.P. Morgan Strategic Opportunities Portfolio
02/10/2014 to 12/31/2014	10.67278	11.18827	12,246,922
01/01/2015 to 12/31/2015	11.18827	11.00591	15,093,869
01/01/2016 to 12/31/2016	11.00591	11.26302	17,799,138
01/01/2017 to 12/31/2017	11.26302	12.44794	19,430,060
01/01/2018 to 12/31/2018	12.44794	11.63766	19,869,407
01/01/2019 to 12/31/2019	11.63766	13.14443	23,056,274
01/01/2020 to 12/31/2020	13.14443	14.42430	22,167,852

A-5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	13.17573	14.03688	203,139
01/01/2015 to 12/31/2015	14.03688	15.30438	310,830
01/01/2016 to 12/31/2016	15.30438	14.86208	332,970
01/01/2017 to 12/31/2017	14.86208	19.89518	475,758
01/01/2018 to 12/31/2018	19.89518	19.28924	599,302
01/01/2019 to 12/31/2019	19.28924	25.20715	704,112
01/01/2020 to 12/31/2020	25.20715	38.26585	890,124
AST Large-Cap Core Portfolio
02/10/2014 to 12/31/2014	11.42674	13.27988	19,568
01/01/2015 to 12/31/2015	13.27988	13.28923	32,784
01/01/2016 to 12/31/2016	13.28923	14.51867	47,611
01/01/2017 to 12/31/2017	14.51867	17.37243	82,023
01/01/2018 to 12/31/2018	17.37243	15.89493	103,410
01/01/2019 to 12/31/2019	15.89493	19.61010	131,156
01/01/2020 to 12/31/2020	19.61010	21.47997	376,768
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99880	9.94406	209,655
01/01/2015 to 12/31/2015	9.94406	9.71122	4,676,222
01/01/2016 to 12/31/2016	9.71122	10.42425	11,332,714
01/01/2017 to 12/31/2017	10.42425	11.77391	18,027,584
01/01/2018 to 12/31/2018	11.77391	10.88652	22,022,278
01/01/2019 to 12/31/2019	10.88652	12.68704	30,219,539
01/01/2020 to 12/31/2020	12.68704	13.26224	29,677,232
AST Loomis Sayles Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	12.52457	13.91577	190,175
01/01/2015 to 12/31/2015	13.91577	15.09518	227,048
01/01/2016 to 12/31/2016	15.09518	15.70632	263,658
01/01/2017 to 12/31/2017	15.70632	20.58568	327,409
01/01/2018 to 12/31/2018	20.58568	19.74030	343,012
01/01/2019 to 12/31/2019	19.74030	25.60742	418,936
01/01/2020 to 12/31/2020	25.60742	33.20877	480,495
AST MFS Global Equity Portfolio
02/10/2014 to 12/31/2014	11.47583	12.09859	213,117
01/01/2015 to 12/31/2015	12.09859	11.74845	278,766
01/01/2016 to 12/31/2016	11.74845	12.40175	294,833
01/01/2017 to 12/31/2017	12.40175	15.13614	532,328
01/01/2018 to 12/31/2018	15.13614	13.49063	793,444
01/01/2019 to 12/31/2019	13.49063	17.27774	817,259
01/01/2020 to 12/31/2020	17.27774	19.44154	800,121
AST MFS Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.07486	11.71380	8,545,240
01/01/2015 to 12/31/2015	11.71380	11.40064	11,959,711
01/01/2016 to 12/31/2016	11.40064	11.72125	14,482,295
01/01/2017 to 12/31/2017	11.72125	13.45680	17,131,522
01/01/2018 to 12/31/2018	13.45680	12.16326	16,516,251
01/01/2019 to 12/31/2019	12.16326	14.71553	22,374,295
01/01/2020 to 12/31/2020	14.71553	15.93402	25,941,237
AST MFS Growth Portfolio
02/10/2014 to 12/31/2014	12.62916	13.66878	214,239
01/01/2015 to 12/31/2015	13.66878	14.44434	235,188
01/01/2016 to 12/31/2016	14.44434	14.50739	270,628
01/01/2017 to 12/31/2017	14.50739	18.68802	368,225
01/01/2018 to 12/31/2018	18.68802	18.81140	655,250
01/01/2019 to 12/31/2019	18.81140	25.54242	581,632
01/01/2020 to 12/31/2020	25.54242	32.84390	526,510

A-6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.83349	13.34862	106,616
01/01/2015 to 12/31/2015	13.34862	13.05989	134,268
01/01/2016 to 12/31/2016	13.05989	14.60143	294,776
01/01/2017 to 12/31/2017	14.60143	16.88544	434,373
01/01/2018 to 12/31/2018	16.88544	14.95037	478,749
01/01/2019 to 12/31/2019	14.95037	19.05749	531,806
01/01/2020 to 12/31/2020	19.05749	19.51267	655,738
AST Mid-Cap Growth Portfolio
02/10/2014 to 12/31/2014	12.12145	13.50030	258,247
01/01/2015 to 12/31/2015	13.50030	12.54821	593,804
01/01/2016 to 12/31/2016	12.54821	12.56999	593,428
01/01/2017 to 12/31/2017	12.56999	15.74421	785,722
01/01/2018 to 12/31/2018	15.74421	14.83997	1,004,601
01/01/2019 to 12/31/2019	14.83997	19.03505	1,009,478
01/01/2020 to 12/31/2020	19.03505	25.29447	990,839
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	12.43140	14.48344	283,043
01/01/2015 to 12/31/2015	14.48344	13.46883	396,599
01/01/2016 to 12/31/2016	13.46883	15.69364	477,965
01/01/2017 to 12/31/2017	15.69364	17.59924	582,320
01/01/2018 to 12/31/2018	17.59924	14.49091	703,569
01/01/2019 to 12/31/2019	14.49091	17.28187	836,031
01/01/2020 to 12/31/2020	17.28187	16.72724	956,952
AST Preservation Asset Allocation Portfolio
02/10/2014 to 12/31/2014	10.56630	11.03255	26,488,640
01/01/2015 to 12/31/2015	11.03255	10.88817	33,402,587
01/01/2016 to 12/31/2016	10.88817	11.32357	39,834,256
01/01/2017 to 12/31/2017	11.32357	12.29028	55,783,861
01/01/2018 to 12/31/2018	12.29028	11.76722	56,787,919
01/01/2019 to 12/31/2019	11.76722	13.30586	65,351,434
01/01/2020 to 12/31/2020	13.30586	14.30378	67,683,527
AST Prudential Core Bond Portfolio
02/10/2014 to 12/31/2014	9.82303	10.12124	161,125
01/01/2015 to 12/31/2015	10.12124	9.94779	205,032
01/01/2016 to 12/31/2016	9.94779	10.21652	407,853
01/01/2017 to 12/31/2017	10.21652	10.63973	741,558
01/01/2018 to 12/31/2018	10.63973	10.39934	1,086,634
01/01/2019 to 12/31/2019	10.39934	11.24826	1,491,276
01/01/2020 to 12/31/2020	11.24826	11.75571	2,058,395
AST Prudential Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.03127	12.08265	34,187,614
01/01/2015 to 12/31/2015	12.08265	11.83458	52,919,582
01/01/2016 to 12/31/2016	11.83458	12.84063	69,181,883
01/01/2017 to 12/31/2017	12.84063	14.69188	137,819,013
01/01/2018 to 12/31/2018	14.69188	13.37803	130,776,977
01/01/2019 to 12/31/2019	13.37803	15.71260	151,818,394
01/01/2020 to 12/31/2020	15.71260	16.39171	143,883,824
AST QMA US Equity Alpha Portfolio
02/10/2014 to 12/31/2014	11.83178	14.16977	105,253
01/01/2015 to 12/31/2015	14.16977	14.39427	171,788
01/01/2016 to 12/31/2016	14.39427	16.29193	249,256
01/01/2017 to 12/31/2017	16.29193	19.62893	322,607
01/01/2018 to 12/31/2018	19.62893	17.75342	413,703
01/01/2019 to 12/31/2019	17.75342	21.77648	335,708
01/01/2020 to 12/31/2020	21.77648	20.34761	357,411

A-7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
02/10/2014 to 12/31/2014	11.38376	12.17276	3,592,187
01/01/2015 to 12/31/2015	12.17276	12.01426	5,564,173
01/01/2016 to 12/31/2016	12.01426	12.58896	6,800,742
01/01/2017 to 12/31/2017	12.58896	14.66375	7,632,083
01/01/2018 to 12/31/2018	14.66375	13.50675	8,170,136
01/01/2019 to 12/31/2019	13.50675	16.13336	8,497,206
01/01/2020 to 12/31/2020	16.13336	17.73991	8,087,682
AST Small-Cap Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	13.08304	13.35563	136,642
01/01/2015 to 12/31/2015	13.35563	13.33765	161,524
01/01/2016 to 12/31/2016	13.33765	14.15663	173,094
01/01/2017 to 12/31/2017	14.15663	17.81513	249,349
01/01/2018 to 12/31/2018	17.81513	15.65177	313,125
01/01/2019 to 12/31/2019	15.65177	21.05216	308,408
01/01/2020 to 12/31/2020	21.05216	28.04705	306,100
AST Small-Cap Growth Portfolio
02/10/2014 to 12/31/2014	12.32567	12.68965	189,021
01/01/2015 to 12/31/2015	12.68965	12.60390	239,802
01/01/2016 to 12/31/2016	12.60390	13.92160	271,365
01/01/2017 to 12/31/2017	13.92160	17.00158	360,868
01/01/2018 to 12/31/2018	17.00158	15.34580	571,924
01/01/2019 to 12/31/2019	15.34580	19.67860	555,615
01/01/2020 to 12/31/2020	19.67860	28.77776	521,972
AST Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.90100	12.94107	95,418
01/01/2015 to 12/31/2015	12.94107	12.20381	124,475
01/01/2016 to 12/31/2016	12.20381	15.53957	159,213
01/01/2017 to 12/31/2017	15.53957	16.44007	199,474
01/01/2018 to 12/31/2018	16.44007	13.43405	240,201
01/01/2019 to 12/31/2019	13.43405	16.14912	213,404
01/01/2020 to 12/31/2020	16.14912	16.05224	256,874
AST T. Rowe Price Asset Allocation Portfolio
02/10/2014 to 12/31/2014	11.04090	11.65463	69,948,500
01/01/2015 to 12/31/2015	11.65463	11.49045	128,998,835
01/01/2016 to 12/31/2016	11.49045	12.17840	144,604,303
01/01/2017 to 12/31/2017	12.17840	13.85151	154,926,456
01/01/2018 to 12/31/2018	13.85151	12.92249	153,307,644
01/01/2019 to 12/31/2019	12.92249	15.38974	170,678,495
01/01/2020 to 12/31/2020	15.38974	17.06761	161,382,205
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	9.99880	10.53132	14,394,493
01/01/2015 to 12/31/2015	10.53132	10.53418	28,689,765
01/01/2016 to 12/31/2016	10.53418	10.94748	45,052,415
01/01/2017 to 12/31/2017	10.94748	12.99063	69,100,440
01/01/2018 to 12/31/2018	12.99063	11.82353	93,839,846
01/01/2019 to 12/31/2019	11.82353	14.53299	144,547,840
01/01/2020 to 12/31/2020	14.53299	16.28442	148,595,624
AST T. Rowe Price Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	13.60557	14.45993	452,005
01/01/2015 to 12/31/2015	14.45993	15.61599	602,231
01/01/2016 to 12/31/2016	15.61599	15.80532	736,697
01/01/2017 to 12/31/2017	15.80532	21.47813	1,057,881
01/01/2018 to 12/31/2018	21.47813	21.98334	1,326,557
01/01/2019 to 12/31/2019	21.98334	27.78060	1,520,277
01/01/2020 to 12/31/2020	27.78060	38.27597	1,595,803

A-8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.81429	12.32421	86,451
01/01/2015 to 12/31/2015	12.32421	11.40903	110,663
01/01/2016 to 12/31/2016	11.40903	11.93300	101,990
01/01/2017 to 12/31/2017	11.93300	13.70697	223,715
01/01/2018 to 12/31/2018	13.70697	12.19549	392,486
01/01/2019 to 12/31/2019	12.19549	15.13996	1,743,395
01/01/2020 to 12/31/2020	15.13996	15.23229	1,722,260
AST T. Rowe Price Natural Resources Portfolio
02/10/2014 to 12/31/2014	10.68176	9.88439	291,382
01/01/2015 to 12/31/2015	9.88439	7.86562	399,915
01/01/2016 to 12/31/2016	7.86562	9.65995	464,659
01/01/2017 to 12/31/2017	9.65995	10.50143	512,571
01/01/2018 to 12/31/2018	10.50143	8.62498	552,456
01/01/2019 to 12/31/2019	8.62498	9.93363	567,124
01/01/2020 to 12/31/2020	9.93363	9.57214	509,440
AST WEDGE Capital Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.76529	13.67554	133,268
01/01/2015 to 12/31/2015	13.67554	12.58658	165,855
01/01/2016 to 12/31/2016	12.58658	14.14040	189,901
01/01/2017 to 12/31/2017	14.14040	16.51813	231,373
01/01/2018 to 12/31/2018	16.51813	13.58739	242,359
01/01/2019 to 12/31/2019	13.58739	15.95400	235,563
01/01/2020 to 12/31/2020	15.95400	14.80879	234,586
AST Wellington Management Hedged Equity Portfolio
02/10/2014 to 12/31/2014	11.23713	11.86133	24,138,078
01/01/2015 to 12/31/2015	11.86133	11.61543	31,852,705
01/01/2016 to 12/31/2016	11.61543	12.19431	33,593,998
01/01/2017 to 12/31/2017	12.19431	13.65160	34,972,353
01/01/2018 to 12/31/2018	13.65160	12.78029	33,195,868
01/01/2019 to 12/31/2019	12.78029	15.18379	37,765,808
01/01/2020 to 12/31/2020	15.18379	15.96000	35,669,161
AST Western Asset Core Plus Bond Portfolio
02/10/2014 to 12/31/2014	9.88733	10.27737	117,054
01/01/2015 to 12/31/2015	10.27737	10.25364	189,281
01/01/2016 to 12/31/2016	10.25364	10.62566	319,027
01/01/2017 to 12/31/2017	10.62566	11.13243	630,413
01/01/2018 to 12/31/2018	11.13243	10.72182	1,737,570
01/01/2019 to 12/31/2019	10.72182	11.86604	2,380,550
01/01/2020 to 12/31/2020	11.86604	12.64217	2,644,838
AST Western Asset Emerging Markets Debt Portfolio
02/10/2014 to 12/31/2014	9.18960	9.19398	48,711
01/01/2015 to 12/31/2015	9.19398	8.78133	56,722
01/01/2016 to 12/31/2016	8.78133	9.57217	80,286
01/01/2017 to 12/31/2017	9.57217	10.31107	103,074
01/01/2018 to 12/31/2018	10.31107	9.48333	124,603
01/01/2019 to 12/31/2019	9.48333	10.73371	136,685
01/01/2020 to 12/31/2020	10.73371	11.36574	153,186
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90757	8.81972	191,018
01/01/2019 to 12/31/2019	8.81972	10.64049	290,110
01/01/2020 to 12/31/2020	10.64049	11.63908	389,087
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91826	9.40943	603,493
01/01/2019 to 12/31/2019	9.40943	12.15452	1,671,331
01/01/2020 to 12/31/2020	12.15452	14.14355	3,510,184
*Denotes the start date of these sub-accounts
A-9

PREMIER RETIREMENT L SERIES (contracts issued on or after 2-10-2014)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/10/2014 to 12/31/2014	12.14204	12.51236	5,131,599
01/01/2015 to 12/31/2015	12.51236	11.87950	5,394,130
01/01/2016 to 12/31/2016	11.87950	12.39266	4,995,997
01/01/2017 to 12/31/2017	12.39266	13.68793	4,789,326
01/01/2018 to 12/31/2018	13.68793	12.33410	3,059,729
01/01/2019 to 12/31/2019	12.33410	14.04247	3,404,343
01/01/2020 to 12/31/2020	14.04247	14.35676	3,127,469
AST Advanced Strategies Portfolio
02/10/2014 to 12/31/2014	13.51693	14.21155	15,133,242
01/01/2015 to 12/31/2015	14.21155	14.05353	16,604,499
01/01/2016 to 12/31/2016	14.05353	14.76693	16,150,538
01/01/2017 to 12/31/2017	14.76693	16.93929	15,223,106
01/01/2018 to 12/31/2018	16.93929	15.63766	11,766,303
01/01/2019 to 12/31/2019	15.63766	18.69395	11,370,627
01/01/2020 to 12/31/2020	18.69395	20.29742	9,927,978
AST AllianzGI World Trends Portfolio
02/10/2014 to 12/31/2014	12.21504	12.79317	9,569,238
01/01/2015 to 12/31/2015	12.79317	12.52933	19,382,980
01/01/2016 to 12/31/2016	12.52933	12.88360	17,962,369
01/01/2017 to 12/31/2017	12.88360	14.69123	17,223,934
01/01/2018 to 12/31/2018	14.69123	13.27175	12,262,557
01/01/2019 to 12/31/2019	13.27175	15.36938	12,495,896
01/01/2020 to 12/31/2020	15.36938	17.20308	11,224,018
AST Balanced Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.10293	13.87277	14,041,270
01/01/2015 to 12/31/2015	13.87277	13.67396	16,322,116
01/01/2016 to 12/31/2016	13.67396	14.25960	16,212,808
01/01/2017 to 12/31/2017	14.25960	16.07475	15,021,281
01/01/2018 to 12/31/2018	16.07475	14.98965	12,145,264
01/01/2019 to 12/31/2019	14.98965	17.56017	11,711,949
01/01/2020 to 12/31/2020	17.56017	19.25373	10,120,697
AST BlackRock Global Strategies Portfolio
02/10/2014 to 12/31/2014	10.86202	11.24074	6,748,218
01/01/2015 to 12/31/2015	11.24074	10.69626	8,023,735
01/01/2016 to 12/31/2016	10.69626	11.22383	7,825,676
01/01/2017 to 12/31/2017	11.22383	12.39979	7,355,566
01/01/2018 to 12/31/2018	12.39979	11.52080	5,177,825
01/01/2019 to 12/31/2019	11.52080	13.29333	5,277,807
01/01/2020 to 12/31/2020	13.29333	13.65865	4,754,168
AST BlackRock Low Duration Bond Portfolio
02/10/2014 to 12/31/2014	10.00803	9.77297	208,839
01/01/2015 to 12/31/2015	9.77297	9.63362	195,160
01/01/2016 to 12/31/2016	9.63362	9.60532	207,365
01/01/2017 to 12/31/2017	9.60532	9.58362	213,732
01/01/2018 to 12/31/2018	9.58362	9.47050	162,841
01/01/2019 to 12/31/2019	9.47050	9.71997	246,933
01/01/2020 to 12/31/2020	9.71997	9.77963	237,534

A-10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio
02/10/2014 to 12/31/2014	10.98950	11.07205	756,038
01/01/2015 to 12/31/2015	11.07205	10.63279	592,040
01/01/2016 to 12/31/2016	10.63279	10.87224	556,865
01/01/2017 to 12/31/2017	10.87224	11.13147	518,892
01/01/2018 to 12/31/2018	11.13147	10.84682	332,479
01/01/2019 to 12/31/2019	10.84682	11.62229	478,743
01/01/2020 to 12/31/2020	11.62229	12.24117	472,619
AST Capital Growth Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.67071	14.62013	20,955,739
01/01/2015 to 12/31/2015	14.62013	14.41893	27,375,723
01/01/2016 to 12/31/2016	14.41893	15.11264	27,388,479
01/01/2017 to 12/31/2017	15.11264	17.47869	27,845,663
01/01/2018 to 12/31/2018	17.47869	16.07872	22,225,660
01/01/2019 to 12/31/2019	16.07872	19.28247	21,559,782
01/01/2020 to 12/31/2020	19.28247	21.45461	19,393,038
AST ClearBridge Dividend Growth Portfolio
02/10/2014 to 12/31/2014	11.29845	12.97041	81,167
01/01/2015 to 12/31/2015	12.97041	12.26956	78,316
01/01/2016 to 12/31/2016	12.26956	13.82976	139,989
01/01/2017 to 12/31/2017	13.82976	16.06461	123,370
01/01/2018 to 12/31/2018	16.06461	15.00682	107,018
01/01/2019 to 12/31/2019	15.00682	19.29017	108,169
01/01/2020 to 12/31/2020	19.29017	19.81813	80,137
AST Cohen & Steers Global Realty Portfolio
02/10/2014 to 12/31/2014	13.69999	15.31302	69,964
01/01/2015 to 12/31/2015	15.31302	15.00855	72,703
01/01/2016 to 12/31/2016	15.00855	14.85588	73,898
01/01/2017 to 12/31/2017	14.85588	16.16100	68,141
01/01/2018 to 12/31/2018	16.16100	15.10567	50,633
01/01/2019 to 12/31/2019	15.10567	18.54223	37,900
01/01/2020 to 12/31/2020	18.54223	17.65400	36,909
AST Cohen & Steers Realty Portfolio
02/10/2014 to 12/31/2014	14.94103	18.12815	107,197
01/01/2015 to 12/31/2015	18.12815	18.64520	131,144
01/01/2016 to 12/31/2016	18.64520	19.17255	117,238
01/01/2017 to 12/31/2017	19.17255	19.98393	106,537
01/01/2018 to 12/31/2018	19.98393	18.67009	89,049
01/01/2019 to 12/31/2019	18.67009	24.03292	71,940
01/01/2020 to 12/31/2020	24.03292	22.90735	60,317
AST Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	9.91853	9.71685	70,034
01/01/2015 to 12/31/2015	9.71685	7.93770	76,983
01/01/2016 to 12/31/2016	7.93770	8.74987	76,309
01/01/2017 to 12/31/2017	8.74987	10.84837	90,354
01/01/2018 to 12/31/2018	10.84837	9.14636	81,928
01/01/2019 to 12/31/2019	9.14636	10.17036	85,912
01/01/2020 to 12/31/2020	10.17036	10.38230	147,569
AST Fidelity Institutional AM® Quantitative Portfolio
02/10/2014 to 12/31/2014	12.62874	13.16575	8,108,067
01/01/2015 to 12/31/2015	13.16575	13.04361	11,010,716
01/01/2016 to 12/31/2016	13.04361	13.34057	11,189,299
01/01/2017 to 12/31/2017	13.34057	15.24362	10,534,454
01/01/2018 to 12/31/2018	15.24362	13.79435	7,915,559
01/01/2019 to 12/31/2019	13.79435	16.23881	7,615,456
01/01/2020 to 12/31/2020	16.23881	17.32582	6,744,725

A-11

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99948	10.06418	70,272
AST Goldman Sachs Multi-Asset Portfolio
02/10/2014 to 12/31/2014	11.98065	12.41448	7,535,300
01/01/2015 to 12/31/2015	12.41448	12.06788	8,010,301
01/01/2016 to 12/31/2016	12.06788	12.46133	7,737,237
01/01/2017 to 12/31/2017	12.46133	13.72685	10,624,764
01/01/2018 to 12/31/2018	13.72685	12.51425	7,762,949
01/01/2019 to 12/31/2019	12.51425	14.24339	7,695,974
01/01/2020 to 12/31/2020	14.24339	15.22569	7,008,496
AST Goldman Sachs Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	16.83304	18.56865	242,850
01/01/2015 to 12/31/2015	18.56865	17.21498	236,218
01/01/2016 to 12/31/2016	17.21498	20.99466	209,217
01/01/2017 to 12/31/2017	20.99466	23.10732	141,370
01/01/2018 to 12/31/2018	23.10732	19.47796	84,681
01/01/2019 to 12/31/2019	19.47796	23.43332	95,131
01/01/2020 to 12/31/2020	23.43332	23.54821	94,905
AST Government Money Market Portfolio
02/10/2014 to 12/31/2014	9.28009	9.12348	229,507
01/01/2015 to 12/31/2015	9.12348	8.95015	522,716
01/01/2016 to 12/31/2016	8.95015	8.78059	550,783
01/01/2017 to 12/31/2017	8.78059	8.64352	511,324
01/01/2018 to 12/31/2018	8.64352	8.58869	604,118
01/01/2019 to 12/31/2019	8.58869	8.56794	363,846
01/01/2020 to 12/31/2020	8.56794	8.42399	586,085
AST High Yield Portfolio
02/10/2014 to 12/31/2014	12.89850	12.87958	158,987
01/01/2015 to 12/31/2015	12.87958	12.18460	223,960
01/01/2016 to 12/31/2016	12.18460	13.79401	256,786
01/01/2017 to 12/31/2017	13.79401	14.54378	250,701
01/01/2018 to 12/31/2018	14.54378	13.98263	193,482
01/01/2019 to 12/31/2019	13.98263	15.81572	159,757
01/01/2020 to 12/31/2020	15.81572	15.92429	130,132
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	15.26722	17.53196	95,542
01/01/2015 to 12/31/2015	17.53196	15.85109	93,907
01/01/2016 to 12/31/2016	15.85109	18.64310	78,015
01/01/2017 to 12/31/2017	18.64310	21.80018	59,407
01/01/2018 to 12/31/2018	21.80018	18.35737	42,441
01/01/2019 to 12/31/2019	18.35737	23.32541	41,390
01/01/2020 to 12/31/2020	23.32541	22.94414	39,004
AST International Growth Portfolio
02/10/2014 to 12/31/2014	12.75225	12.29718	57,051
01/01/2015 to 12/31/2015	12.29718	12.44336	55,557
01/01/2016 to 12/31/2016	12.44336	11.74631	72,675
01/01/2017 to 12/31/2017	11.74631	15.60622	54,960
01/01/2018 to 12/31/2018	15.60622	13.26744	49,723
01/01/2019 to 12/31/2019	13.26744	17.19477	50,890
01/01/2020 to 12/31/2020	17.19477	22.15148	51,534

A-12

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
02/10/2014 to 12/31/2014	11.97120	11.37699	47,769
01/01/2015 to 12/31/2015	11.37699	11.25207	62,946
01/01/2016 to 12/31/2016	11.25207	11.10280	77,118
01/01/2017 to 12/31/2017	11.10280	13.37734	63,946
01/01/2018 to 12/31/2018	13.37734	11.00440	44,838
01/01/2019 to 12/31/2019	11.00440	12.95687	44,730
01/01/2020 to 12/31/2020	12.95687	12.63369	43,947
AST Investment Grade Bond Portfolio
02/10/2014 to 12/31/2014	9.78635	10.03301	38,288
01/01/2015 to 12/31/2015	10.03301	9.95788	5,644,961
01/01/2016 to 12/31/2016	9.95788	10.17981	10,447,636
01/01/2017 to 12/31/2017	10.17981	10.41759	588,111
01/01/2018 to 12/31/2018	10.41759	10.19139	34,143,332
01/01/2019 to 12/31/2019	10.19139	11.12060	1,204,524
01/01/2020 to 12/31/2020	11.12060	12.70581	443,071
AST J.P. Morgan Global Thematic Portfolio
02/10/2014 to 12/31/2014	13.24324	14.07221	6,688,035
01/01/2015 to 12/31/2015	14.07221	13.66023	7,816,792
01/01/2016 to 12/31/2016	13.66023	14.10036	7,503,446
01/01/2017 to 12/31/2017	14.10036	16.17872	7,456,451
01/01/2018 to 12/31/2018	16.17872	14.69972	5,400,423
01/01/2019 to 12/31/2019	14.69972	17.22240	5,490,375
01/01/2020 to 12/31/2020	17.22240	19.11864	4,879,771
AST J.P. Morgan International Equity Portfolio
02/10/2014 to 12/31/2014	12.21289	11.70410	136,865
01/01/2015 to 12/31/2015	11.70410	11.16087	154,995
01/01/2016 to 12/31/2016	11.16087	11.16076	133,091
01/01/2017 to 12/31/2017	11.16076	14.19373	132,315
01/01/2018 to 12/31/2018	14.19373	11.49043	112,410
01/01/2019 to 12/31/2019	11.49043	14.34080	88,548
01/01/2020 to 12/31/2020	14.34080	15.90848	72,524
AST J.P. Morgan Strategic Opportunities Portfolio
02/10/2014 to 12/31/2014	12.21043	12.74837	3,931,853
01/01/2015 to 12/31/2015	12.74837	12.48326	4,523,058
01/01/2016 to 12/31/2016	12.48326	12.71671	4,372,602
01/01/2017 to 12/31/2017	12.71671	13.99053	4,009,078
01/01/2018 to 12/31/2018	13.99053	13.01980	2,859,548
01/01/2019 to 12/31/2019	13.01980	14.63843	2,975,084
01/01/2020 to 12/31/2020	14.63843	15.99059	2,723,893
AST Jennison Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	16.31105	17.30665	42,607
01/01/2015 to 12/31/2015	17.30665	18.78339	68,558
01/01/2016 to 12/31/2016	18.78339	18.15736	82,184
01/01/2017 to 12/31/2017	18.15736	24.19589	95,001
01/01/2018 to 12/31/2018	24.19589	23.35129	85,846
01/01/2019 to 12/31/2019	23.35129	30.37627	63,018
01/01/2020 to 12/31/2020	30.37627	45.90261	59,713
AST Large-Cap Core Portfolio
02/10/2014 to 12/31/2014	11.38526	13.17812	2,742
01/01/2015 to 12/31/2015	13.17812	13.12729	7,159
01/01/2016 to 12/31/2016	13.12729	14.27652	15,340
01/01/2017 to 12/31/2017	14.27652	17.00506	11,557
01/01/2018 to 12/31/2018	17.00506	15.48731	8,352
01/01/2019 to 12/31/2019	15.48731	19.02004	3,636
01/01/2020 to 12/31/2020	19.02004	20.73864	10,557

A-13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99842	9.93904	210,436
01/01/2015 to 12/31/2015	9.93904	9.66208	1,742,733
01/01/2016 to 12/31/2016	9.66208	10.32428	2,261,298
01/01/2017 to 12/31/2017	10.32428	11.60813	2,593,173
01/01/2018 to 12/31/2018	11.60813	10.68382	2,173,776
01/01/2019 to 12/31/2019	10.68382	12.39394	2,012,707
01/01/2020 to 12/31/2020	12.39394	12.89679	1,696,063
AST Loomis Sayles Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	15.91132	17.60703	82,585
01/01/2015 to 12/31/2015	17.60703	19.01221	94,226
01/01/2016 to 12/31/2016	19.01221	19.69184	76,669
01/01/2017 to 12/31/2017	19.69184	25.69193	148,012
01/01/2018 to 12/31/2018	25.69193	24.52367	86,822
01/01/2019 to 12/31/2019	24.52367	31.66749	169,169
01/01/2020 to 12/31/2020	31.66749	40.88043	120,540
AST MFS Global Equity Portfolio
02/10/2014 to 12/31/2014	15.16261	15.92073	468,065
01/01/2015 to 12/31/2015	15.92073	15.38936	451,818
01/01/2016 to 12/31/2016	15.38936	16.17127	406,031
01/01/2017 to 12/31/2017	16.17127	19.64715	326,241
01/01/2018 to 12/31/2018	19.64715	17.43073	179,799
01/01/2019 to 12/31/2019	17.43073	22.22222	313,439
01/01/2020 to 12/31/2020	22.22222	24.89123	275,435
AST MFS Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.77144	12.40002	3,978,103
01/01/2015 to 12/31/2015	12.40002	12.01335	4,507,387
01/01/2016 to 12/31/2016	12.01335	12.29506	4,159,696
01/01/2017 to 12/31/2017	12.29506	14.05136	3,939,746
01/01/2018 to 12/31/2018	14.05136	12.64242	2,732,494
01/01/2019 to 12/31/2019	12.64242	15.22538	2,860,246
01/01/2020 to 12/31/2020	15.22538	16.41092	2,878,914
AST MFS Growth Portfolio
02/10/2014 to 12/31/2014	16.16406	17.42381	42,704
01/01/2015 to 12/31/2015	17.42381	18.32835	52,175
01/01/2016 to 12/31/2016	18.32835	18.32462	63,822
01/01/2017 to 12/31/2017	18.32462	23.49795	50,000
01/01/2018 to 12/31/2018	23.49795	23.54466	48,053
01/01/2019 to 12/31/2019	23.54466	31.82341	53,837
01/01/2020 to 12/31/2020	31.82341	40.73364	39,700
AST MFS Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	12.93662	14.53393	22,338
01/01/2015 to 12/31/2015	14.53393	14.15468	43,169
01/01/2016 to 12/31/2016	14.15468	15.75350	117,840
01/01/2017 to 12/31/2017	15.75350	18.13481	127,578
01/01/2018 to 12/31/2018	18.13481	15.98283	89,866
01/01/2019 to 12/31/2019	15.98283	20.28059	101,112
01/01/2020 to 12/31/2020	20.28059	20.67010	85,626
AST Mid-Cap Growth Portfolio
02/10/2014 to 12/31/2014	16.31611	18.09847	109,728
01/01/2015 to 12/31/2015	18.09847	16.74518	451,773
01/01/2016 to 12/31/2016	16.74518	16.69798	402,867
01/01/2017 to 12/31/2017	16.69798	20.81960	372,388
01/01/2018 to 12/31/2018	20.81960	19.53372	223,615
01/01/2019 to 12/31/2019	19.53372	24.94126	333,857
01/01/2020 to 12/31/2020	24.94126	32.99176	271,404

A-14

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	16.62538	19.29110	99,192
01/01/2015 to 12/31/2015	19.29110	17.85778	104,901
01/01/2016 to 12/31/2016	17.85778	20.71307	130,972
01/01/2017 to 12/31/2017	20.71307	23.12258	117,235
01/01/2018 to 12/31/2018	23.12258	18.95129	82,028
01/01/2019 to 12/31/2019	18.95129	22.49821	95,356
01/01/2020 to 12/31/2020	22.49821	21.67682	86,591
AST Preservation Asset Allocation Portfolio
02/10/2014 to 12/31/2014	12.15980	12.64490	7,833,430
01/01/2015 to 12/31/2015	12.64490	12.42241	9,017,998
01/01/2016 to 12/31/2016	12.42241	12.86037	9,810,361
01/01/2017 to 12/31/2017	12.86037	13.89478	10,838,767
01/01/2018 to 12/31/2018	13.89478	13.24226	8,545,223
01/01/2019 to 12/31/2019	13.24226	14.90552	9,074,114
01/01/2020 to 12/31/2020	14.90552	15.95021	8,400,464
AST Prudential Core Bond Portfolio
02/10/2014 to 12/31/2014	10.27699	10.54611	91,583
01/01/2015 to 12/31/2015	10.54611	10.31799	138,140
01/01/2016 to 12/31/2016	10.31799	10.54843	158,820
01/01/2017 to 12/31/2017	10.54843	10.93540	168,242
01/01/2018 to 12/31/2018	10.93540	10.63925	144,748
01/01/2019 to 12/31/2019	10.63925	11.45521	123,825
01/01/2020 to 12/31/2020	11.45521	11.91734	135,015
AST Prudential Growth Allocation Portfolio
02/10/2014 to 12/31/2014	13.22967	14.43197	11,757,540
01/01/2015 to 12/31/2015	14.43197	14.07110	16,852,844
01/01/2016 to 12/31/2016	14.07110	15.19778	17,498,478
01/01/2017 to 12/31/2017	15.19778	17.30972	31,457,435
01/01/2018 to 12/31/2018	17.30972	15.68936	22,690,159
01/01/2019 to 12/31/2019	15.68936	18.34307	23,265,387
01/01/2020 to 12/31/2020	18.34307	19.04851	20,282,918
AST QMA US Equity Alpha Portfolio
02/10/2014 to 12/31/2014	16.14259	19.25416	40,571
01/01/2015 to 12/31/2015	19.25416	19.46992	47,130
01/01/2016 to 12/31/2016	19.46992	21.93650	69,351
01/01/2017 to 12/31/2017	21.93650	26.30946	92,093
01/01/2018 to 12/31/2018	26.30946	23.68633	51,392
01/01/2019 to 12/31/2019	23.68633	28.92119	86,764
01/01/2020 to 12/31/2020	28.92119	26.89988	80,232
AST Quantitative Modeling Portfolio
02/10/2014 to 12/31/2014	11.61751	12.37240	11,703,989
01/01/2015 to 12/31/2015	12.37240	12.15561	18,794,089
01/01/2016 to 12/31/2016	12.15561	12.67909	21,465,381
01/01/2017 to 12/31/2017	12.67909	14.70144	20,798,163
01/01/2018 to 12/31/2018	14.70144	13.47923	18,854,063
01/01/2019 to 12/31/2019	13.47923	16.02711	11,600,892
01/01/2020 to 12/31/2020	16.02711	17.54260	6,828,307
AST Small-Cap Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	17.08225	17.36748	69,353
01/01/2015 to 12/31/2015	17.36748	17.26490	74,508
01/01/2016 to 12/31/2016	17.26490	18.24165	68,572
01/01/2017 to 12/31/2017	18.24165	22.85160	54,604
01/01/2018 to 12/31/2018	22.85160	19.98435	40,362
01/01/2019 to 12/31/2019	19.98435	26.75703	36,850
01/01/2020 to 12/31/2020	26.75703	35.48488	32,007

A-15

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.77464	18.22541	46,483
01/01/2015 to 12/31/2015	18.22541	18.01957	49,002
01/01/2016 to 12/31/2016	18.01957	19.81286	56,379
01/01/2017 to 12/31/2017	19.81286	24.08619	53,837
01/01/2018 to 12/31/2018	24.08619	21.64045	50,584
01/01/2019 to 12/31/2019	21.64045	27.62375	46,211
01/01/2020 to 12/31/2020	27.62375	40.21255	35,637
AST Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	15.76646	17.07496	56,342
01/01/2015 to 12/31/2015	17.07496	16.02859	50,330
01/01/2016 to 12/31/2016	16.02859	20.31700	48,454
01/01/2017 to 12/31/2017	20.31700	21.39649	46,860
01/01/2018 to 12/31/2018	21.39649	17.40398	27,393
01/01/2019 to 12/31/2019	17.40398	20.82601	34,416
01/01/2020 to 12/31/2020	20.82601	20.60660	34,352
AST T. Rowe Price Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.49510	14.18744	21,838,735
01/01/2015 to 12/31/2015	14.18744	13.92374	36,665,669
01/01/2016 to 12/31/2016	13.92374	14.69039	35,570,183
01/01/2017 to 12/31/2017	14.69039	16.63259	34,123,942
01/01/2018 to 12/31/2018	16.63259	15.44574	26,142,000
01/01/2019 to 12/31/2019	15.44574	18.31077	24,889,087
01/01/2020 to 12/31/2020	18.31077	20.21437	22,454,958
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	9.99842	10.48822	7,982,088
01/01/2015 to 12/31/2015	10.48822	10.44324	12,537,942
01/01/2016 to 12/31/2016	10.44324	10.80356	13,198,752
01/01/2017 to 12/31/2017	10.80356	12.76149	14,181,337
01/01/2018 to 12/31/2018	12.76149	11.56169	11,337,146
01/01/2019 to 12/31/2019	11.56169	14.14633	11,155,654
01/01/2020 to 12/31/2020	14.14633	15.77861	9,656,119
AST T. Rowe Price Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.58583	18.61447	370,178
01/01/2015 to 12/31/2015	18.61447	20.01090	443,158
01/01/2016 to 12/31/2016	20.01090	20.16122	427,680
01/01/2017 to 12/31/2017	20.16122	27.27281	342,329
01/01/2018 to 12/31/2018	27.27281	27.78620	249,977
01/01/2019 to 12/31/2019	27.78620	34.95341	230,901
01/01/2020 to 12/31/2020	34.95341	47.93904	194,084
AST T. Rowe Price Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	14.68072	15.25228	55,347
01/01/2015 to 12/31/2015	15.25228	14.05521	51,357
01/01/2016 to 12/31/2016	14.05521	14.63380	51,109
01/01/2017 to 12/31/2017	14.63380	16.73292	51,120
01/01/2018 to 12/31/2018	16.73292	14.81941	50,512
01/01/2019 to 12/31/2019	14.81941	18.31332	227,350
01/01/2020 to 12/31/2020	18.31332	18.34095	207,724
AST T. Rowe Price Natural Resources Portfolio
02/10/2014 to 12/31/2014	10.75636	9.91307	141,205
01/01/2015 to 12/31/2015	9.91307	7.85235	181,903
01/01/2016 to 12/31/2016	7.85235	9.59967	212,003
01/01/2017 to 12/31/2017	9.59967	10.38845	192,761
01/01/2018 to 12/31/2018	10.38845	8.49293	137,144
01/01/2019 to 12/31/2019	8.49293	9.73676	134,688
01/01/2020 to 12/31/2020	9.73676	9.33955	135,066

A-16

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	16.02326	18.54936	35,257
01/01/2015 to 12/31/2015	18.54936	16.99439	47,179
01/01/2016 to 12/31/2016	16.99439	19.00556	50,563
01/01/2017 to 12/31/2017	19.00556	22.10058	43,913
01/01/2018 to 12/31/2018	22.10058	18.09571	29,576
01/01/2019 to 12/31/2019	18.09571	21.15050	34,076
01/01/2020 to 12/31/2020	21.15050	19.54254	34,015
AST Wellington Management Hedged Equity Portfolio
02/10/2014 to 12/31/2014	11.18135	11.75460	11,517,026
01/01/2015 to 12/31/2015	11.75460	11.45826	12,739,678
01/01/2016 to 12/31/2016	11.45826	11.97442	11,664,478
01/01/2017 to 12/31/2017	11.97442	13.34439	10,869,918
01/01/2018 to 12/31/2018	13.34439	12.43534	7,853,467
01/01/2019 to 12/31/2019	12.43534	14.70649	7,884,676
01/01/2020 to 12/31/2020	14.70649	15.38780	6,812,973
AST Western Asset Core Plus Bond Portfolio
02/10/2014 to 12/31/2014	11.24115	11.63736	497,106
01/01/2015 to 12/31/2015	11.63736	11.55742	447,303
01/01/2016 to 12/31/2016	11.55742	11.92225	502,606
01/01/2017 to 12/31/2017	11.92225	12.43412	465,584
01/01/2018 to 12/31/2018	12.43412	11.92046	440,727
01/01/2019 to 12/31/2019	11.92046	13.13249	736,085
01/01/2020 to 12/31/2020	13.13249	13.92758	655,777
AST Western Asset Emerging Markets Debt Portfolio
02/10/2014 to 12/31/2014	9.14907	9.11640	22,711
01/01/2015 to 12/31/2015	9.11640	8.66742	22,069
01/01/2016 to 12/31/2016	8.66742	9.40495	21,756
01/01/2017 to 12/31/2017	9.40495	10.08495	12,847
01/01/2018 to 12/31/2018	10.08495	9.23271	6,359
01/01/2019 to 12/31/2019	9.23271	10.40226	4,413
01/01/2020 to 12/31/2020	10.40226	10.96448	4,226
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90719	8.79229	6,686
01/01/2019 to 12/31/2019	8.79229	10.55889	7,005
01/01/2020 to 12/31/2020	10.55889	11.49694	10,468
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91789	9.38021	1,486
01/01/2019 to 12/31/2019	9.38021	12.06149	13,445
01/01/2020 to 12/31/2020	12.06149	13.97137	46,222
*Denotes the start date of these sub-accounts

A-17

PREMIER RETIREMENT C SERIES (contracts issued on or after 2-10-2014)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/10/2014 to 12/31/2014	12.11784	12.48173	551,264
01/01/2015 to 12/31/2015	12.48173	11.84439	604,863
01/01/2016 to 12/31/2016	11.84439	12.34986	603,927
01/01/2017 to 12/31/2017	12.34986	13.63376	549,707
01/01/2018 to 12/31/2018	13.63376	12.27897	437,323
01/01/2019 to 12/31/2019	12.27897	13.97250	471,140
01/01/2020 to 12/31/2020	13.97250	14.27797	434,247
AST Advanced Strategies Portfolio
02/10/2014 to 12/31/2014	13.49003	14.17675	1,171,009
01/01/2015 to 12/31/2015	14.17675	14.01190	1,247,187
01/01/2016 to 12/31/2016	14.01190	14.71567	1,158,521
01/01/2017 to 12/31/2017	14.71567	16.87191	1,082,153
01/01/2018 to 12/31/2018	16.87191	15.56746	932,761
01/01/2019 to 12/31/2019	15.56746	18.60060	953,250
01/01/2020 to 12/31/2020	18.60060	20.18575	901,805
AST AllianzGI World Trends Portfolio
02/10/2014 to 12/31/2014	12.19070	12.76196	900,012
01/01/2015 to 12/31/2015	12.76196	12.49236	1,838,258
01/01/2016 to 12/31/2016	12.49236	12.83910	1,689,605
01/01/2017 to 12/31/2017	12.83910	14.63299	1,596,417
01/01/2018 to 12/31/2018	14.63299	13.21234	1,223,479
01/01/2019 to 12/31/2019	13.21234	15.29277	1,266,280
01/01/2020 to 12/31/2020	15.29277	17.10873	1,127,421
AST American Funds Growth Allocation Portfolio
04/30/2018* to 12/31/2018	9.94838	9.42299	110,429
01/01/2019 to 12/31/2019	9.42299	11.30011	248,286
01/01/2020 to 12/31/2020	11.30011	13.51787	259,812
AST Balanced Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.07659	13.83858	1,708,098
01/01/2015 to 12/31/2015	13.83858	13.63343	1,870,901
01/01/2016 to 12/31/2016	13.63343	14.21012	1,995,760
01/01/2017 to 12/31/2017	14.21012	16.01070	1,909,332
01/01/2018 to 12/31/2018	16.01070	14.92226	1,730,718
01/01/2019 to 12/31/2019	14.92226	17.47237	1,742,487
01/01/2020 to 12/31/2020	17.47237	19.14773	1,596,006
AST BlackRock 60/40 Target Allocation ETF
01/02/2019* to 12/31/2019	9.99892	11.69746	44,658
01/01/2020 to 12/31/2020	11.69746	13.27687	83,037
AST BlackRock 80/20 Target Allocation ETF
01/02/2019* to 12/31/2019	9.99892	12.11908	72,146
01/01/2020 to 12/31/2020	12.11908	14.06524	105,713
AST BlackRock Global Strategies Portfolio
02/10/2014 to 12/31/2014	10.84666	11.21978	597,762
01/01/2015 to 12/31/2015	11.21978	10.67092	771,829
01/01/2016 to 12/31/2016	10.67092	11.19160	762,742
01/01/2017 to 12/31/2017	11.19160	12.35800	703,529
01/01/2018 to 12/31/2018	12.35800	11.47605	586,023
01/01/2019 to 12/31/2019	11.47605	13.23508	621,107
01/01/2020 to 12/31/2020	13.23508	13.59180	561,115

A-18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
02/10/2014 to 12/31/2014	9.98774	9.74855	63,760
01/01/2015 to 12/31/2015	9.74855	9.60469	104,446
01/01/2016 to 12/31/2016	9.60469	9.57184	100,779
01/01/2017 to 12/31/2017	9.57184	9.54545	119,611
01/01/2018 to 12/31/2018	9.54545	9.42801	304,356
01/01/2019 to 12/31/2019	9.42801	9.67143	176,167
01/01/2020 to 12/31/2020	9.67143	9.72592	119,148
AST BlackRock/Loomis Sayles Bond Portfolio
02/10/2014 to 12/31/2014	10.96785	11.04504	192,088
01/01/2015 to 12/31/2015	11.04504	10.60140	208,235
01/01/2016 to 12/31/2016	10.60140	10.83465	218,675
01/01/2017 to 12/31/2017	10.83465	11.08728	189,216
01/01/2018 to 12/31/2018	11.08728	10.79815	172,375
01/01/2019 to 12/31/2019	10.79815	11.56442	181,544
01/01/2020 to 12/31/2020	11.56442	12.17407	197,955
AST Capital Growth Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.64336	14.58431	1,350,832
01/01/2015 to 12/31/2015	14.58431	14.37624	1,716,354
01/01/2016 to 12/31/2016	14.37624	15.06021	1,793,894
01/01/2017 to 12/31/2017	15.06021	17.40931	1,829,143
01/01/2018 to 12/31/2018	17.40931	16.00667	1,602,798
01/01/2019 to 12/31/2019	16.00667	19.18633	1,785,078
01/01/2020 to 12/31/2020	19.18633	21.33676	1,624,135
AST ClearBridge Dividend Growth Portfolio
02/10/2014 to 12/31/2014	11.29289	12.95816	78,182
01/01/2015 to 12/31/2015	12.95816	12.25169	92,962
01/01/2016 to 12/31/2016	12.25169	13.80263	123,900
01/01/2017 to 12/31/2017	13.80263	16.02504	120,403
01/01/2018 to 12/31/2018	16.02504	14.96220	132,760
01/01/2019 to 12/31/2019	14.96220	19.22288	125,268
01/01/2020 to 12/31/2020	19.22288	19.73890	108,390
AST Cohen & Steers Global Realty Portfolio
02/10/2014 to 12/31/2014	13.67259	15.27541	32,827
01/01/2015 to 12/31/2015	15.27541	14.96410	20,514
01/01/2016 to 12/31/2016	14.96410	14.80436	15,012
01/01/2017 to 12/31/2017	14.80436	16.09670	13,624
01/01/2018 to 12/31/2018	16.09670	15.03778	13,292
01/01/2019 to 12/31/2019	15.03778	18.44931	13,345
01/01/2020 to 12/31/2020	18.44931	17.55666	15,424
AST Cohen & Steers Realty Portfolio
02/10/2014 to 12/31/2014	14.91112	18.08363	50,944
01/01/2015 to 12/31/2015	18.08363	18.58999	51,478
01/01/2016 to 12/31/2016	18.58999	19.10615	60,321
01/01/2017 to 12/31/2017	19.10615	19.90464	37,948
01/01/2018 to 12/31/2018	19.90464	18.58652	39,343
01/01/2019 to 12/31/2019	18.58652	23.91310	31,894
01/01/2020 to 12/31/2020	23.91310	22.78147	33,778
AST Dimensional Global Core Allocation
11/18/2019* to 12/31/2019	9.99838	10.29447	0
01/01/2020 to 12/31/2020	10.29447	11.58038	0

A-19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	9.89892	9.69334	13,704
01/01/2015 to 12/31/2015	9.69334	7.91448	21,126
01/01/2016 to 12/31/2016	7.91448	8.71971	21,925
01/01/2017 to 12/31/2017	8.71971	10.80550	12,529
01/01/2018 to 12/31/2018	10.80550	9.10554	34,936
01/01/2019 to 12/31/2019	9.10554	10.11973	13,157
01/01/2020 to 12/31/2020	10.11973	10.32514	42,863
AST Fidelity Institutional AM® Quantitative Portfolio
02/10/2014 to 12/31/2014	12.60354	13.13356	734,068
01/01/2015 to 12/31/2015	13.13356	13.00501	930,968
01/01/2016 to 12/31/2016	13.00501	13.29434	969,718
01/01/2017 to 12/31/2017	13.29434	15.18313	939,256
01/01/2018 to 12/31/2018	15.18313	13.73261	751,025
01/01/2019 to 12/31/2019	13.73261	16.15790	753,806
01/01/2020 to 12/31/2020	16.15790	17.23063	665,029
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99946	10.06353	51,089
AST Goldman Sachs Multi-Asset Portfolio
02/10/2014 to 12/31/2014	11.95683	12.38417	774,341
01/01/2015 to 12/31/2015	12.38417	12.03231	790,550
01/01/2016 to 12/31/2016	12.03231	12.41831	764,758
01/01/2017 to 12/31/2017	12.41831	13.67252	1,179,148
01/01/2018 to 12/31/2018	13.67252	12.45833	954,838
01/01/2019 to 12/31/2019	12.45833	14.17255	924,408
01/01/2020 to 12/31/2020	14.17255	15.14217	842,594
AST Goldman Sachs Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	16.79913	18.52290	58,088
01/01/2015 to 12/31/2015	18.52290	17.16384	58,247
01/01/2016 to 12/31/2016	17.16384	20.92171	51,387
01/01/2017 to 12/31/2017	20.92171	23.01537	44,199
01/01/2018 to 12/31/2018	23.01537	19.39053	40,833
01/01/2019 to 12/31/2019	19.39053	23.31613	40,091
01/01/2020 to 12/31/2020	23.31613	23.41854	38,303
AST Government Money Market Portfolio
02/10/2014 to 12/31/2014	9.26206	9.10155	202,354
01/01/2015 to 12/31/2015	9.10155	8.92406	264,286
01/01/2016 to 12/31/2016	8.92406	8.75052	393,692
01/01/2017 to 12/31/2017	8.75052	8.60953	347,979
01/01/2018 to 12/31/2018	8.60953	8.55049	368,066
01/01/2019 to 12/31/2019	8.55049	8.52557	303,078
01/01/2020 to 12/31/2020	8.52557	8.37815	389,286
AST High Yield Portfolio
02/10/2014 to 12/31/2014	12.87308	12.84826	173,223
01/01/2015 to 12/31/2015	12.84826	12.14884	89,028
01/01/2016 to 12/31/2016	12.14884	13.74652	132,547
01/01/2017 to 12/31/2017	13.74652	14.48626	80,596
01/01/2018 to 12/31/2018	14.48626	13.92015	70,590
01/01/2019 to 12/31/2019	13.92015	15.73690	106,722
01/01/2020 to 12/31/2020	15.73690	15.83683	70,023

A-20

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	15.23672	17.48897	36,948
01/01/2015 to 12/31/2015	17.48897	15.80416	28,776
01/01/2016 to 12/31/2016	15.80416	18.57845	23,304
01/01/2017 to 12/31/2017	18.57845	21.71355	16,855
01/01/2018 to 12/31/2018	21.71355	18.27510	18,525
01/01/2019 to 12/31/2019	18.27510	23.20903	23,673
01/01/2020 to 12/31/2020	23.20903	22.81809	18,031
AST International Growth Portfolio
02/10/2014 to 12/31/2014	12.72676	12.26716	25,450
01/01/2015 to 12/31/2015	12.26716	12.40655	40,184
01/01/2016 to 12/31/2016	12.40655	11.70557	44,682
01/01/2017 to 12/31/2017	11.70557	15.54412	46,759
01/01/2018 to 12/31/2018	15.54412	13.20772	50,124
01/01/2019 to 12/31/2019	13.20772	17.10876	38,360
01/01/2020 to 12/31/2020	17.10876	22.02941	35,606
AST International Value Portfolio
02/10/2014 to 12/31/2014	11.94705	11.34887	14,258
01/01/2015 to 12/31/2015	11.34887	11.21849	41,090
01/01/2016 to 12/31/2016	11.21849	11.06410	39,554
01/01/2017 to 12/31/2017	11.06410	13.32384	24,799
01/01/2018 to 12/31/2018	13.32384	10.95470	29,185
01/01/2019 to 12/31/2019	10.95470	12.89182	33,022
01/01/2020 to 12/31/2020	12.89182	12.56387	20,038
AST Investment Grade Bond Portfolio
02/10/2014 to 12/31/2014	9.78130	10.02333	2,251
01/01/2015 to 12/31/2015	10.02333	9.94319	488,563
01/01/2016 to 12/31/2016	9.94319	10.15962	854,625
01/01/2017 to 12/31/2017	10.15962	10.39166	57,327
01/01/2018 to 12/31/2018	10.39166	10.16076	3,571,729
01/01/2019 to 12/31/2019	10.16076	11.08150	138,013
01/01/2020 to 12/31/2020	11.08150	12.65469	56,606
AST J.P. Morgan Global Thematic Portfolio
02/10/2014 to 12/31/2014	13.21697	14.03808	564,156
01/01/2015 to 12/31/2015	14.03808	13.62016	720,389
01/01/2016 to 12/31/2016	13.62016	14.05190	795,509
01/01/2017 to 12/31/2017	14.05190	16.11489	822,656
01/01/2018 to 12/31/2018	16.11489	14.63422	641,596
01/01/2019 to 12/31/2019	14.63422	17.13688	621,707
01/01/2020 to 12/31/2020	17.13688	19.01386	575,887
AST J.P. Morgan International Equity Portfolio
02/10/2014 to 12/31/2014	12.18852	11.67544	28,934
01/01/2015 to 12/31/2015	11.67544	11.12782	50,130
01/01/2016 to 12/31/2016	11.12782	11.12214	45,687
01/01/2017 to 12/31/2017	11.12214	14.13753	35,934
01/01/2018 to 12/31/2018	14.13753	11.43896	35,290
01/01/2019 to 12/31/2019	11.43896	14.26924	34,019
01/01/2020 to 12/31/2020	14.26924	15.82113	31,100
AST J.P. Morgan Strategic Opportunities Portfolio
02/10/2014 to 12/31/2014	12.18598	12.71703	696,661
01/01/2015 to 12/31/2015	12.71703	12.44625	799,325
01/01/2016 to 12/31/2016	12.44625	12.67248	735,225
01/01/2017 to 12/31/2017	12.67248	13.93478	713,105
01/01/2018 to 12/31/2018	13.93478	12.96124	585,634
01/01/2019 to 12/31/2019	12.96124	14.56503	571,949
01/01/2020 to 12/31/2020	14.56503	15.90241	486,689

A-21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	16.27865	17.26455	29,448
01/01/2015 to 12/31/2015	17.26455	18.72818	49,226
01/01/2016 to 12/31/2016	18.72818	18.09482	39,900
01/01/2017 to 12/31/2017	18.09482	24.10032	35,235
01/01/2018 to 12/31/2018	24.10032	23.24710	47,897
01/01/2019 to 12/31/2019	23.24710	30.22521	39,256
01/01/2020 to 12/31/2020	30.22521	45.65131	42,269
AST Large-Cap Core Portfolio
02/10/2014 to 12/31/2014	11.38063	13.16685	2,478
01/01/2015 to 12/31/2015	13.16685	13.10927	8,949
01/01/2016 to 12/31/2016	13.10927	14.24970	9,749
01/01/2017 to 12/31/2017	14.24970	16.96438	13,255
01/01/2018 to 12/31/2018	16.96438	15.44231	15,599
01/01/2019 to 12/31/2019	15.44231	18.95519	15,986
01/01/2020 to 12/31/2020	18.95519	20.65733	19,128
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99838	9.93851	1,972
01/01/2015 to 12/31/2015	9.93851	9.65663	88,757
01/01/2016 to 12/31/2016	9.65663	10.31324	124,188
01/01/2017 to 12/31/2017	10.31324	11.58978	231,678
01/01/2018 to 12/31/2018	11.58978	10.66150	174,325
01/01/2019 to 12/31/2019	10.66150	12.36166	237,280
01/01/2020 to 12/31/2020	12.36166	12.85661	210,073
AST Loomis Sayles Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	15.87927	17.56365	18,419
01/01/2015 to 12/31/2015	17.56365	18.95565	34,622
01/01/2016 to 12/31/2016	18.95565	19.62334	45,764
01/01/2017 to 12/31/2017	19.62334	25.58953	41,324
01/01/2018 to 12/31/2018	25.58953	24.41349	29,919
01/01/2019 to 12/31/2019	24.41349	31.50901	37,658
01/01/2020 to 12/31/2020	31.50901	40.65514	44,663
AST MFS Global Equity Portfolio
02/10/2014 to 12/31/2014	15.13213	15.88154	57,047
01/01/2015 to 12/31/2015	15.88154	15.34368	46,503
01/01/2016 to 12/31/2016	15.34368	16.11518	34,391
01/01/2017 to 12/31/2017	16.11518	19.56910	34,072
01/01/2018 to 12/31/2018	19.56910	17.35259	34,552
01/01/2019 to 12/31/2019	17.35259	22.11127	41,741
01/01/2020 to 12/31/2020	22.11127	24.75423	35,777
AST MFS Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.76072	12.38315	265,675
01/01/2015 to 12/31/2015	12.38315	11.99089	333,340
01/01/2016 to 12/31/2016	11.99089	12.26583	342,613
01/01/2017 to 12/31/2017	12.26583	14.01090	342,937
01/01/2018 to 12/31/2018	14.01090	12.59953	296,288
01/01/2019 to 12/31/2019	12.59953	15.16596	300,142
01/01/2020 to 12/31/2020	15.16596	16.33855	294,942
AST MFS Growth Portfolio
02/10/2014 to 12/31/2014	16.13187	17.38120	20,480
01/01/2015 to 12/31/2015	17.38120	18.27432	28,786
01/01/2016 to 12/31/2016	18.27432	18.26129	22,723
01/01/2017 to 12/31/2017	18.26129	23.40483	20,200
01/01/2018 to 12/31/2018	23.40483	23.43933	37,511
01/01/2019 to 12/31/2019	23.43933	31.66495	37,884
01/01/2020 to 12/31/2020	31.66495	40.51023	34,065

A-22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	12.92691	14.51650	21,098
01/01/2015 to 12/31/2015	14.51650	14.13049	29,877
01/01/2016 to 12/31/2016	14.13049	15.71864	41,149
01/01/2017 to 12/31/2017	15.71864	18.08552	25,372
01/01/2018 to 12/31/2018	18.08552	15.93110	39,241
01/01/2019 to 12/31/2019	15.93110	20.20463	38,067
01/01/2020 to 12/31/2020	20.20463	20.58226	37,373
AST Mid-Cap Growth Portfolio
02/10/2014 to 12/31/2014	16.28378	18.05438	88,188
01/01/2015 to 12/31/2015	18.05438	16.69584	126,779
01/01/2016 to 12/31/2016	16.69584	16.64033	103,488
01/01/2017 to 12/31/2017	16.64033	20.73706	99,604
01/01/2018 to 12/31/2018	20.73706	19.44630	101,904
01/01/2019 to 12/31/2019	19.44630	24.81686	114,602
01/01/2020 to 12/31/2020	24.81686	32.81045	114,112
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	16.59260	19.24449	56,892
01/01/2015 to 12/31/2015	19.24449	17.80559	69,290
01/01/2016 to 12/31/2016	17.80559	20.64205	68,080
01/01/2017 to 12/31/2017	20.64205	23.03160	44,555
01/01/2018 to 12/31/2018	23.03160	18.86707	41,463
01/01/2019 to 12/31/2019	18.86707	22.38686	52,167
01/01/2020 to 12/31/2020	22.38686	21.55841	51,917
AST Preservation Asset Allocation Portfolio
02/10/2014 to 12/31/2014	12.13538	12.61382	1,931,565
01/01/2015 to 12/31/2015	12.61382	12.38563	1,892,796
01/01/2016 to 12/31/2016	12.38563	12.81566	1,864,655
01/01/2017 to 12/31/2017	12.81566	13.83945	2,240,690
01/01/2018 to 12/31/2018	13.83945	13.18272	1,896,463
01/01/2019 to 12/31/2019	13.18272	14.83091	1,915,815
01/01/2020 to 12/31/2020	14.83091	15.86229	1,818,512
AST Prudential Core Bond Portfolio
02/10/2014 to 12/31/2014	10.26473	10.52868	41,019
01/01/2015 to 12/31/2015	10.52868	10.29570	157,359
01/01/2016 to 12/31/2016	10.29570	10.52039	178,574
01/01/2017 to 12/31/2017	10.52039	10.90076	156,597
01/01/2018 to 12/31/2018	10.90076	10.60014	185,802
01/01/2019 to 12/31/2019	10.60014	11.40726	148,353
01/01/2020 to 12/31/2020	11.40726	11.86148	134,058
AST Prudential Growth Allocation Portfolio
02/10/2014 to 12/31/2014	13.20330	14.39666	798,332
01/01/2015 to 12/31/2015	14.39666	14.02945	1,419,696
01/01/2016 to 12/31/2016	14.02945	15.14513	1,353,285
01/01/2017 to 12/31/2017	15.14513	17.24100	2,360,200
01/01/2018 to 12/31/2018	17.24100	15.61901	1,998,234
01/01/2019 to 12/31/2019	15.61901	18.25166	2,041,847
01/01/2020 to 12/31/2020	18.25166	18.94385	1,840,510
AST QMA US Equity Alpha Portfolio
02/10/2014 to 12/31/2014	16.11053	19.20716	7,597
01/01/2015 to 12/31/2015	19.20716	19.41249	17,712
01/01/2016 to 12/31/2016	19.41249	21.86067	17,246
01/01/2017 to 12/31/2017	21.86067	26.20500	20,838
01/01/2018 to 12/31/2018	26.20500	23.58016	20,200
01/01/2019 to 12/31/2019	23.58016	28.77694	17,416
01/01/2020 to 12/31/2020	28.77694	26.75217	19,991

A-23

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
02/10/2014 to 12/31/2014	11.60104	12.34930	278,378
01/01/2015 to 12/31/2015	12.34930	12.12670	378,792
01/01/2016 to 12/31/2016	12.12670	12.64255	369,206
01/01/2017 to 12/31/2017	12.64255	14.65171	314,214
01/01/2018 to 12/31/2018	14.65171	13.42675	319,175
01/01/2019 to 12/31/2019	13.42675	15.95658	295,357
01/01/2020 to 12/31/2020	15.95658	17.45647	183,905
AST Small-Cap Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	17.04831	17.32530	47,903
01/01/2015 to 12/31/2015	17.32530	17.21422	41,793
01/01/2016 to 12/31/2016	17.21422	18.17879	37,140
01/01/2017 to 12/31/2017	18.17879	22.76113	35,881
01/01/2018 to 12/31/2018	22.76113	19.89505	47,896
01/01/2019 to 12/31/2019	19.89505	26.62386	41,579
01/01/2020 to 12/31/2020	26.62386	35.29028	40,088
AST Small-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.73924	18.18082	14,841
01/01/2015 to 12/31/2015	18.18082	17.96644	32,117
01/01/2016 to 12/31/2016	17.96644	19.74442	21,835
01/01/2017 to 12/31/2017	19.74442	23.99069	16,123
01/01/2018 to 12/31/2018	23.99069	21.54355	24,858
01/01/2019 to 12/31/2019	21.54355	27.48601	30,398
01/01/2020 to 12/31/2020	27.48601	39.99183	35,161
AST Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	15.73465	17.03278	37,540
01/01/2015 to 12/31/2015	17.03278	15.98081	45,119
01/01/2016 to 12/31/2016	15.98081	20.24620	59,069
01/01/2017 to 12/31/2017	20.24620	21.31100	47,651
01/01/2018 to 12/31/2018	21.31100	17.32545	62,146
01/01/2019 to 12/31/2019	17.32545	20.72150	52,660
01/01/2020 to 12/31/2020	20.72150	20.49269	48,915
AST T. Rowe Price Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.46816	14.15273	2,418,358
01/01/2015 to 12/31/2015	14.15273	13.88256	3,819,853
01/01/2016 to 12/31/2016	13.88256	14.63936	3,828,183
01/01/2017 to 12/31/2017	14.63936	16.56631	3,606,476
01/01/2018 to 12/31/2018	16.56631	15.37631	3,017,412
01/01/2019 to 12/31/2019	15.37631	18.21917	2,800,682
01/01/2020 to 12/31/2020	18.21917	20.10302	2,519,612
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	9.99838	10.48352	591,720
01/01/2015 to 12/31/2015	10.48352	10.43320	1,025,454
01/01/2016 to 12/31/2016	10.43320	10.78774	1,047,635
01/01/2017 to 12/31/2017	10.78774	12.73643	1,063,640
01/01/2018 to 12/31/2018	12.73643	11.53304	985,936
01/01/2019 to 12/31/2019	11.53304	14.10414	1,244,549
01/01/2020 to 12/31/2020	14.10414	15.72371	1,182,536
AST T. Rowe Price Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.55059	18.56872	162,907
01/01/2015 to 12/31/2015	18.56872	19.95142	181,564
01/01/2016 to 12/31/2016	19.95142	20.09122	143,016
01/01/2017 to 12/31/2017	20.09122	27.16440	147,409
01/01/2018 to 12/31/2018	27.16440	27.66160	155,612
01/01/2019 to 12/31/2019	27.66160	34.77894	144,961
01/01/2020 to 12/31/2020	34.77894	47.67563	137,364

A-24

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	14.65159	15.21507	47,471
01/01/2015 to 12/31/2015	15.21507	14.01372	43,295
01/01/2016 to 12/31/2016	14.01372	14.58315	46,372
01/01/2017 to 12/31/2017	14.58315	16.66646	51,025
01/01/2018 to 12/31/2018	16.66646	14.75303	56,275
01/01/2019 to 12/31/2019	14.75303	18.22203	189,895
01/01/2020 to 12/31/2020	18.22203	18.24014	191,213
AST T. Rowe Price Natural Resources Portfolio
02/10/2014 to 12/31/2014	10.73462	9.88848	32,758
01/01/2015 to 12/31/2015	9.88848	7.82886	36,855
01/01/2016 to 12/31/2016	7.82886	9.56611	44,405
01/01/2017 to 12/31/2017	9.56611	10.34689	28,693
01/01/2018 to 12/31/2018	10.34689	8.45462	33,376
01/01/2019 to 12/31/2019	8.45462	9.68791	33,680
01/01/2020 to 12/31/2020	9.68791	9.28793	29,586
AST WEDGE Capital Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	15.99109	18.50386	27,033
01/01/2015 to 12/31/2015	18.50386	16.94400	16,509
01/01/2016 to 12/31/2016	16.94400	18.93968	21,345
01/01/2017 to 12/31/2017	18.93968	22.01273	17,804
01/01/2018 to 12/31/2018	22.01273	18.01453	17,376
01/01/2019 to 12/31/2019	18.01453	21.04498	14,955
01/01/2020 to 12/31/2020	21.04498	19.43518	12,987
AST Wellington Management Hedged Equity Portfolio
02/10/2014 to 12/31/2014	11.16517	11.73220	1,052,187
01/01/2015 to 12/31/2015	11.73220	11.43065	1,337,686
01/01/2016 to 12/31/2016	11.43065	11.93960	1,212,083
01/01/2017 to 12/31/2017	11.93960	13.29891	1,174,575
01/01/2018 to 12/31/2018	13.29891	12.38664	994,300
01/01/2019 to 12/31/2019	12.38664	14.64141	1,022,496
01/01/2020 to 12/31/2020	14.64141	15.31186	953,267
AST Western Asset Core Plus Bond Portfolio
02/10/2014 to 12/31/2014	11.21879	11.60900	33,022
01/01/2015 to 12/31/2015	11.60900	11.52348	66,160
01/01/2016 to 12/31/2016	11.52348	11.88113	84,162
01/01/2017 to 12/31/2017	11.88113	12.38495	82,807
01/01/2018 to 12/31/2018	12.38495	11.86726	213,589
01/01/2019 to 12/31/2019	11.86726	13.06724	213,961
01/01/2020 to 12/31/2020	13.06724	13.85139	215,508
AST Western Asset Emerging Markets Debt Portfolio
02/10/2014 to 12/31/2014	9.14451	9.10774	3,184
01/01/2015 to 12/31/2015	9.10774	8.65469	6,336
01/01/2016 to 12/31/2016	8.65469	9.38642	5,738
01/01/2017 to 12/31/2017	9.38642	10.06002	3,046
01/01/2018 to 12/31/2018	10.06002	9.20524	7,734
01/01/2019 to 12/31/2019	9.20524	10.36602	4,095
01/01/2020 to 12/31/2020	10.36602	10.92072	4,477
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90715	8.78926	2,603
01/01/2019 to 12/31/2019	8.78926	10.54988	13,810
01/01/2020 to 12/31/2020	10.54988	11.48130	9,329
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91784	9.37691	14,551
01/01/2019 to 12/31/2019	9.37691	12.05105	15,849
01/01/2020 to 12/31/2020	12.05105	13.95217	23,797
*Denotes the start date of these sub-accounts
A-25

APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California
Spousal designated lives must be each other’s spouse when the spousal designated lives are named on the date of the death of the first spouse. While both spousal designated lives are named, each Owner must be designated as the other Owner’s primary Beneficiary.
A remaining designated life must be a natural person who was named as one of the spousal designated lives. A spousal designated life will become the remaining designated life on the earliest of: (i) the death of the first spouse; (ii) removal of one of the spousal designated lives as Beneficiary; and (iii) divorce from the other spousal designated life while the benefit is in effect.
In connection with any change of Owners and/or designated lives, designations must retain the same ownership and designated life basis that existed prior to the change. For example, a single Owner and single designated life cannot be changed to joint Owners and spousal designated lives.
If the designated life or lives are changed, the Protected Withdrawal Value will be recalculated to equal the current Unadjusted Account Value on the date the change is received at the Service Office. This recalculation will change the Annual Income Amount available under the benefit. The Withdrawal Percentages and Roll-up Rate issued with your Annuity will still apply. However, the Withdrawal Percentages applicable to the new designated life’s age (or the new younger designated life’s age if a spousal benefit was elected) on the later of the date of the first lifetime withdrawal or the date the change is received at our Service Office in good order will be used to determine the new Annual Income Amount.
In addition, for Highest Daily Lifetime v3.0 with Highest Daily Death Benefit and Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, if the designated life or lives are changed, the Highest Daily Death Benefit will be recalculated to equal the current Unadjusted Account Value on the date the change is received at our Service Center in good order.
Beginning on the first Annuity Anniversary after the first Lifetime Withdrawal, and on every Annuity Anniversary thereafter, we will automatically step up your Annual Income Amount if the following calculation would result in an Annual Income Amount greater than your current Annual Income Amount: the applicable Withdrawal Percentage multiplied by the highest daily Unadjusted Account Value (as measured on each Valuation Day since: the first Lifetime Withdrawal; a change in the Designated Life/Lives; or the last anniversary of the Issue Date of the Annuity, whichever is latest), minus any subsequent withdrawals and plus any additional adjusted purchase payments.
Medically-Related Surrenders are not available.
In the “Optional Death Benefit- The Legacy Protection Plus” section of this prospectus, under Optional Death Benefit-The Legacy Protection Plus Death Benefit,” for purposes of electing and maintaining the death benefit, the Owner, if a natural person, must also be the Annuitant. You may not designate Joint Owners if you elect this optional death benefit.
In the “Death Benefit” section of this prospectus, “Due Proof of Death” is met when the Documentation we receive following death evidences proof of death and the eligible beneficiary information.

Connecticut	The Liquidity Factor used in the Market Value Adjustment and DCA formulas equals zero (0).
Florida
One year waiting period for annuitization. With respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.

Illinois	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Iowa	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Massachusetts
The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit. Medically-Related Surrenders are not available.

Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Ohio	DCA Liquidity Factor equals zero
Oregon	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Texas	The Beneficiary Annuity is not available.

C-1

APPENDIX C – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V3.0 SUITE OF OPTIONAL LIVING BENEFITS
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
Terms and Definitions Referenced In The Calculation Formulas:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v3.0 Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Cus – the secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)
•VV – the Account Value of all elected sub-accounts in the Annuity.
•VF – the Unadjusted Account Value of all elected DCA MVA Options in the Annuity.
•F – the Account Value of the Secure Value Account.
•UAV - the total Unadjusted Account Value (equal to the sum of VV, VF, B and F).
•B – the total value of the AST Investment Grade Bond Sub-account.
•P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.
•TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.
•X – the Maximum Daily Transfer Percentage that can be transferred into the AST Investment Grade Bond Sub-account. There is no Maximum Daily Transfer Percentage applied to transfers out of the AST Investment Grade Bond Sub-account.
*    Note: Lifetime Withdrawals that are not considered withdrawals of Excess Income do not reduce the Income Basis.
Daily Target Value Calculation:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If (VV+VF) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – (B+F)) / (VV + VF).
•If on the third consecutive Valuation Day r is greater than Cu and r is less than or equal to Cus or if on any day r is greater than Cus, and transfers have not been suspended due to the 90% cap rule, assets in the elected sub-accounts and the DCA MVA Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.
•If r is less than Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B is greater than 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected sub-accounts as described above.
C-1

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, and the interest credited to the Secure Value Account, the Unadjusted Account value could be more than 90% invested in a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * UAV) – (B+F)), [L – (B+F) – (VV + VF) * Ct] / (1 – Ct), X * [VV+VF])	Money is transferred from the elected sub-accounts and the DCA MVA Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – (B+F) – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the elected sub-accounts
Maximum Daily Transfer Limit
On any given day, not withstanding the above calculation and the 90% Cap discussed immediately above, no more than a predetermined percentage of the sum of the value of elected sub-accounts and the Unadjusted Account Value of all elected DCA MVA Options (the “Maximum Daily Transfer Limit”) will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day’s Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Unadjusted Account Value that may be transferred out of the Bond Sub-account on any given day.
Monthly Transfer Calculation
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the elected sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * UAV)} is less than (Cu * (VV + VF) – L + (B+F)) / (1 – Cu), then

TM	=	{Min (B, .05 * UAV)}	Money is transferred from the AST Investment Grade Bond Sub-account to the elected sub-accounts.

C-2

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.7	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06

C-3

APPENDIX D - INFORMATION ABOUT L SERIES ANNUITIES
L Series annuities are no longer offered for sale. The information below is provided for contract owners who have previously purchased an L Series annuity and historic purposes.
SUMMARY OF FEES AND CHARGES

ANNUITY OWNER TRANSACTION EXPENSES
CONTINGENT DEFERRED SALES CHARGE (“CDSC”)[1]
Age of Purchase Payment Being Withdrawn	Percentage Applied to Purchase Payment being Withdrawn

Less than 1 year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	0%
5 years old or older, but not yet 6 years old	0%
6 years old or older, but not yet 7 years old	0%
7 years old, or older	0%
1The years referenced in the CDSC table above refer to the length of time since a Purchase Payment was made (i.e. the age of the Purchase Payment). CDSCs are applied against the Purchase Payment(s) being withdrawn. The appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn. Purchase Payments are withdrawn on a “first-in, first-out” basis.

ANNUALIZED INSURANCE FEES AND CHARGES (assessed daily as a percentage of the net assets of the Sub-accounts)

Mortality & Expense Risk Charge
During first 9 Annuity Years	1.75%
After 9th Annuity Year	1.30%
Administration Charge (All Annuity Years)	0.15%
Total Annualized Insurance Fees and Charges[2,3]
During first 9 Annuity Years	1.90%
After 9th Annuity Year	1.45%
2    The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge.
3    For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality & Expense Risk Charge and Administration Charge do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.
EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”
•Insurance Charge
•Contingent Deferred Sales Charge (when and if applicable)
•Annual Maintenance Fee
•Optional living benefit fees, as described below
The examples also assume the following for the period shown:
•Your Account Value is allocated to the Sub-account available under this annuity with the maximum total annual portfolio operating expenses before any fee waiver or expense reimbursement and those expenses remain the same each year*
•You elect the Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, which has the maximum optional living benefit charge and the applicable Roll-Up Rate is 5.0%. There is no other optional living benefit that would result in higher maximum charges than those shown in the examples.
•For each charge, we deduct the maximum charge rather than the current charge
•You make no withdrawals of Account Value
•You make no transfers, or other transactions for which we charge a fee
•No tax charge applies
Amounts shown in the examples are rounded to the nearest dollar.
*    Note: Not all Portfolios offered as Sub-accounts may be available depending on optional living benefit selection, the applicable jurisdiction and selling firm.
D-1

THE EXAMPLES ARE FOR ILLUSTRATIVE PURPOSES ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE DIFFERENT THAN THOSE SHOWN DEPENDING ON A NUMBER OF FACTORS, INCLUDING (1) WHICH OPTIONAL BENEFIT YOU ELECT (IF ANY); (2) WHETHER YOU DECIDE TO ALLOCATE ACCOUNT VALUE TO SUB-ACCOUNTS OTHER THAN THOSE WITH THE MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES; AND (3) THE IMPACT OF ANY CONTRACTUAL FEE WAIVERS OR EXPENSE REIMBURSEMENTS APPLICABLE TO CERTAIN UNDERLYING PORTFOLIOS.
Expense Examples are provided as follows:
For Applications dated before November 18, 2019, Expense Examples are provided as follows:

	L SERIES WITH THE OPTIONAL LIVING BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,295	$2,404	$3,040	$6,216
If you annuitize your annuity at the end of the applicable time period: [1]	$595	$1,804	$3,040	$6,216
If you do not surrender your annuity at the end of the applicable period:	$595	$1,804	$3,040	$6,216
For Applications dated on or after November 18, 2019, Expense Examples are provided as follows:

	L SERIES WITH THE OPTIONAL LIVING BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,440	$2,812	$3,675	$7,262
If you annuitize your annuity at the end of the applicable time period: [1]	$740	$2,212	$3,675	$7,262
If you do not surrender your annuity at the end of the applicable period:	$740	$2,212	$3,675	$7,262
1 Your ability to annuitize in the first 3 Annuity Years may be limited.
SUMMARY
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application.

Annuity	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
L SERIES	85	$10,000
Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.15% for the B Series, 5.5% for the L Series and 2.0% for the C Series.
OTHER INFORMATION
Distributions of Annuities Offered by Pruco Life
Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.5% for the L Series.
D-2

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY B SERIES, L SERIES AND C SERIESSM DESCRIBED IN PROSPECTUS (APRIL 30, 2021)

(print your name)

(address)

(city/state/zip code)
Please see the section of this prospectus
titled “How To Contact Us” for
where to send your request for
a Statement of Additional Information

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PPRT30DPROS

PRUCO LIFE INSURANCE COMPANY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY C SERIESSM (“C SERIES”)
(For Annuities issued on or after February 25, 2013)
Flexible Premium Deferred Annuities Offering Highest Daily Lifetime® Income v2.1 Optional Benefits
PROSPECTUS: APRIL 30, 2021
This prospectus describes three different flexible premium deferred annuity classes offered by Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. For convenience in this prospectus, we sometimes refer to each of these annuity contracts as an “Annuity”, and to the annuity contracts collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Each Annuity or certain of its investment options and/or features may not be available in all states. Financial professionals may be compensated for the sale of each Annuity. Selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend all the Annuities described in this prospectus. In addition, selling broker-dealer firms may decline to recommend to their customers certain of the optional features and Investment Options offered generally under the Annuity or may impose restrictions (e.g., a lower maximum issue age for certain Annuities and/or optional benefits). Selling broker-dealer firms may not make available or may not recommend all the Annuities and/or benefits described in this prospectus. Please speak to your financial professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
The Pruco Life Flexible Premium Variable Annuity Account is a Separate Account of Pruco Life, and is the investment vehicle in which your Purchase Payments invested in the Sub-accounts are held. Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund – see the following page for a complete list of the Sub-accounts. Currently, portfolios of Advanced Series Trust and Prudential Series Funds are being offered. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Limitations With Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
This prospectus sets forth information about the Annuities that you should know before investing. Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you purchased one of the Annuities as a replacement for an existing variable annuity or variable life policy or a fixed insurance policy, you should consider any surrender or penalty charges you may incur and any benefits you may also be forfeiting when replacing your existing coverage and that this Annuity may be subject to a Contingent Deferred Sales Charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity’s Account Value and whether the Annuity’s liquidity features will satisfy that need. Please note that if you are investing in this Annuity through a tax-advantaged retirement plan (such as an Individual Retirement Account or 401(k) plan), you will get no additional tax advantage through the Annuity itself.
OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from the annuity contracts offered by this prospectus. Not every annuity contract we issue is offered through every selling broker-dealer firm. Upon request, your financial professional can show you information regarding other Pruco Life annuity contracts that he or she sells. You can also contact us to find out more about the availability of any of the Pruco Life annuity contracts. You should work with your financial
PPRT21DPROS

professional to decide whether this annuity contract is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information dated the same date as this prospectus that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus – see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this prospectus titled “How to Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIAL.COM

Prospectus dated: April 30, 2021	Statement of Additional Information dated: April 30, 2021

VARIABLE INVESTMENT OPTIONS

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio1,*
AST Advanced Strategies Portfolio1,*
AST AllianzGI World Trends Portfolio1,*
AST Balanced Asset Allocation Portfolio1,*
AST BlackRock Global Strategies Portfolio1,*
AST BlackRock Low Duration Bond Portfolio*
AST BlackRock/Loomis Sayles Bond Portfolio*
AST Capital Growth Asset Allocation Portfolio1,*
AST ClearBridge Dividend Growth Portfolio*
AST Cohen & Steers Global Realty Portfolio*
AST Cohen & Steers Realty Portfolio*
AST Emerging Markets Equity Portfolio*
AST Fidelity Institutional AM® Quantitative Portfolio 1,2,*
AST Franklin 85/15 Diversified Allocation Portfolio
AST Global Bond Portfolio*
AST Goldman Sachs Small-Cap Value Portfolio*
AST Government Money Market Portfolio*
AST High Yield Portfolio*
AST Hotchkis & Wiley Large-Cap Value Portfolio*
AST International Growth Portfolio*
AST International Value Portfolio*
AST Investment Grade Bond Portfolio3,*
AST J.P. Morgan Global Thematic Portfolio1,*
AST J.P. Morgan International Equity Portfolio*
AST J.P. Morgan Tactical Preservation Portfolio1,*
AST Jennison Large-Cap Growth Portfolio*
AST Large-Cap Core Portfolio*
AST Loomis Sayles Large-Cap Growth Portfolio*
AST MFS Global Equity Portfolio*
AST MFS Growth Allocation Portfolio1,*
AST MFS Growth Portfolio*

AST MFS Large-Cap Value Portfolio*
AST Mid-Cap Growth Portfolio*
AST Mid-Cap Value Portfolio*
AST Preservation Asset Allocation Portfolio1,*
AST Prudential Core Bond Portfolio*
AST Prudential Growth Allocation Portfolio1,*
AST QMA US Equity Alpha Portfolio*
AST Quantitative Modeling Portfolio*
AST Small-Cap Growth Opportunities Portfolio*
AST Small-Cap Growth Portfolio*
AST Small-Cap Value Portfolio*
AST T. Rowe Price Asset Allocation Portfolio1,*
AST T. Rowe Price Growth Opportunities Portfolio*
AST T. Rowe Price Large-Cap Growth Portfolio*
AST T. Rowe Price Large-Cap Value Portfolio*
AST T. Rowe Price Natural Resources Portfolio*
AST Wellington Management Hedged Equity Portfolio1,*
AST Western Asset Core Plus Bond Portfolio*
AST Western Asset Emerging Markets Debt Portfolio*
Prudential Series Funds
PSF Small-Cap Stock Index Portfolio - Class I*
PSF Stock Index Portfolio - Class I*

* These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits. Please see your prospectus under “Variable Investment Options” in the “Investment Options” section for information about the potential impact of the formula on the Portfolios.
(1) These are the only variable investment options available to you if you selected one of the optional living benefits.
(2) Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
(3) The AST Investment Grade Bond variable investment option is not available for allocation of Purchase Payments or contract owner transfers

(i)

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts and/or the Market Value Adjustment Options on any Valuation Day. The Account Value is determined separately for each Sub-account and for each Market Value Adjustment Option, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Market Value Adjustment Option will be calculated using an Market Value Adjustment factor, if applicable.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: The annual amount of income for which you are eligible for life under the optional benefits.
Annuitant: The natural person upon whose life annuity payments made are based.
Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified Beneficiary Annuity.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Custodial Account: A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Dollar Cost Averaging (“DCA”) Market Value Adjustment Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA Market Value Adjustment Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA Market Value Adjustment Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Market Value Adjustment Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Office: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not
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need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Period: The period of time during which we credit a fixed rate of interest to an Market Value Adjustment Option.
Investment Option: A Sub-account or Market Value Adjustment Option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Market Value Adjustment: A positive or negative adjustment used to determine the Account Value in an Market Value Adjustment Option.
Market Value Adjustment Options: Investment Options to which a fixed rate of interest is credited for a specified Guarantee Period and to which an Market Value Adjustment may apply. The Market Value Adjustment Options consist of (a) the DCA Market Value Adjustment Option used with our 6 or 12 Month DCA Program and (b) the “Long-Term Market Value Adjustment Options”, under which Guarantee Periods of different yearly lengths are offered. The Market Value Adjustment feature of your Annuity is now described in a separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
Maturity Date: With respect to an Market Value Adjustment Option, the last day in a Guarantee Period.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. In certain states, with an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity that has the rights and benefits designated to the “participant” in the certificate. Thus, an Owner who is a participant has rights that are comparable to those of the Owner of an individual annuity contract.
Portfolio: An underlying mutual fund in which a Sub-Account of the Separate Account invests.
Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Office: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Office at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Office address.
Sub-Account: A division of the Separate Account.
Surrender Value: The Account Value (which includes the effect of any Market Value Adjustment) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any Market Value Adjustment.
Unit: A share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.

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SUMMARY OF CONTRACT FEES AND CHARGES
The following tables describe the fees and expenses that you will pay when owning and surrendering one of the Annuities. Important additional information about these fees and expenses is contained in “Fees, Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time you surrender an Annuity, take a partial withdrawal, or transfer Account Value between the Investment Options. State premium taxes also may be deducted.

ANNUITY OWNER TRANSACTION EXPENSES
CONTINGENT DEFERRED SALES CHARGE (“CDSC”) 1
B SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	6.0%
4 years old or older, but not yet 5 years old	5.0%
5 years old or older, but not yet 6 years old	5.0%
6 years old or older, but not yet 7 years old	5.0%
7 years old, or older	0.0%
L SERIES

Age of Purchase Payment Being Withdrawn	Percentage Applied Against Purchase Payment Being Withdrawn
Less than one year old	7.0%
1 year old or older, but not yet 2 years old	7.0%
2 years old or older, but not yet 3 years old	6.0%
3 years old or older, but not yet 4 years old	5.0%
4 or more years old	0.0%
C SERIES
There is no CDSC or other sales load applicable to the C Series.

FEE/CHARGE	B SERIES	L SERIES	C SERIES
Transfer Fee [2]	$10	$10	$10
Tax Charge (current)[3]	0% to 3.5%	0% to 3.5%	0% to 3.5%
1    The years referenced in the above CDSC tables refer to the length of time since a Purchase Payment was made (i.e., the age of the Purchase Payment). Contingent Deferred Sales Charges are applied against the Purchase Payment(s) being withdrawn. Thus, the appropriate percentage is multiplied by the Purchase Payment(s) being withdrawn to determine the amount of the CDSC. For example, if with respect to the B Series on November 1, 2019 you withdrew a Purchase Payment made on August 1, 2014, that Purchase Payment would be between 5 and 6 years old, and thus subject to a 5% CDSC. Purchase Payments are withdrawn on a “first-in, first-out” basis.
2    Currently, we deduct the fee after the 20th transfer each Annuity Year.
3    We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon Annuitization.
The following tables describe the periodic fees and charges you will pay when you own the Annuity, not including the underlying Portfolio fees and expenses.

PERIODIC FEES AND CHARGES
FEE/CHARGE	B SERIES	L SERIES	C SERIES
Annual Maintenance Fee[4]	Lesser of $50 or 2% of Unadjusted Account Value	Lesser of $50 or 2% of Unadjusted Account Value	Lesser of $50 or 2% of Unadjusted Account Value
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ANNUALIZED INSURANCE FEES AND CHARGES (assessed daily as a percentage of the net assets of the Sub-accounts)
	B SERIES	L SERIES	C SERIES
Mortality & Expense Risk Charge
During first 9 Annuity Years	1.30%	1.75%	1.80%
After 9th Annuity Year	1.30%	1.30%	1.30%
Administration Charge (All Annuity Years)	0.15%	0.15%	0.15%
Total Annualized Insurance Fees and Charges[5,6]
During first 9 Annuity Years	1.45%	1.90%	1.95%
After 9th Annuity Year	1.45%	1.45%	1.45%
4    Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $100,000. For Beneficiaries continuing the Annuity under the Beneficiary Continuation Option, the fee is the lesser of $30 and 2% of the Unadjusted Account Value and only applies if the Unadjusted Account Value is less than $25,000 at the time the fee is due.
5    The Insurance Charge is a combination of the Mortality & Expense Risk Charge and the Administration Charge.
6    For Beneficiaries who elect the Beneficiary Continuation Option, the Mortality & Expense Risk Charge and Administration Charge do not apply. However, a Settlement Service Charge equal to 1.00% is assessed as a percentage of the daily net assets of the Sub-accounts as an annual charge.
The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. The next four columns show the total expenses you would pay for each class of Annuity if you purchased the relevant optional benefit. More specifically, these columns show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges (during the first 9 Annuity Years) applicable to the Annuity class (as shown in the prior table). Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES
OPTIONAL BENEFIT	ANNUALIZED OPTIONAL BENEFIT FEE/CHARGE [7]	TOTAL ANNUALIZED CHARGE [8] for B SERIES	TOTAL ANNUALIZED CHARGE [8] for L SERIES	TOTAL ANNUALIZED CHARGE [8] for C SERIES
HIGHEST DAILY LIFETIME INCOME v2.1 (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [9]	2.00%	1.45% + 2.00%	1.90% + 2.00%	1.95% + 2.00%
Current Charge	1.00%	1.45% + 1.00%	1.90% + 1.00%	1.95% + 1.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [9]	2.00%	1.45% + 2.00%	1.90% + 2.00%	1.95% + 2.00%
Current Charge	1.10%	1.45% + 1.10%	1.90% + 1.10%	1.95% + 1.10%
HIGHEST DAILY LIFETIME INCOME WITH HIGHEST DAILY DEATH BENEFIT v2.1 (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [9]	2.00%	1.45% + 2.00%	1.90% + 2.00%	1.95% + 2.00%
Current Charge	1.50%	1.45% + 1.50%	1.90% + 1.50%	1.95% + 1.50%
SPOUSAL HIGHEST DAILY LIFETIME INCOME WITH HIGHEST DAILY DEATH BENEFIT v2.1 (assessed against greater of Unadjusted Account Value and Protected Withdrawal Value)
Maximum Charge [9]	2.00%	1.45% + 2.00%	1.90% + 2.00%	1.95% + 2.00%
Current Charge	1.60%	1.45% + 1.60%	1.90% + 1.60%	1.95% + 1.60%
7    The charge for each of the Highest Daily Lifetime Income v2.1 benefits listed above is assessed against the greater of Unadjusted Account Value and the Protected Withdrawal Value (PWV). PWV is described in the Living Benefits section of this prospectus.
8    The charge is taken out of the Sub-accounts. For B Series, in all Annuity Years, the current optional benefit charge is in addition to the 1.45% annualized charge of amounts invested in the Sub-accounts. For each of the L Series and C Series the annualized charge for the base Annuity drops after Annuity Year 9 as described below:
    Highest Daily Lifetime Income v2.1: 1.00% current optional benefit charge is in addition to 1.45% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    Spousal Highest Daily Lifetime Income v2.1: 1.10% current optional benefit charge is in addition to 1.45% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    Highest Daily Lifetime Income with Highest Daily Death Benefit v2.1: 1.50% current optional benefit charge is in addition to 1.45% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
    Spousal Highest Daily Lifetime Income with Highest Daily Death Benefit v2.1: 1.60% current optional benefit charge is in addition to 1.45% annualized charge of amounts invested in the Sub-accounts for base Annuity after the 9th Annuity Year.
9    We reserve the right to increase the charge to the maximum charge indicated, upon any step-up under the benefit. Also, if you elected or canceled and later re-elected a benefit after your contract has been issued, the charge for the benefit under your contract will equal the current charge for then new contract owners up to the maximum indicated. These benefits are no longer available for new business or post-issue election.
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The following table provides the range (minimum and maximum) of the total annual expenses for the underlying Portfolios before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

TOTAL ANNUAL UNDERLYING PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Underlying Portfolio Operating Expenses	0.31%	1.45%
The following are the total annual expenses for each underlying Portfolio for the year ended December 31, 2020 and do not necessarily reflect the fees you may incur. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current summary prospectuses, prospectuses and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or at www.prudential.com.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.62%	0.04%	0.13%	0.03%	0.01%	0.49%	1.32%	0.01%	1.31%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.03%	0.94%	0.02%	0.92%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.05%	0.97%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST BlackRock Global Strategies Portfolio*	0.76%	0.07%	0.25%	0.00%	0.00%	0.01%	1.09%	0.02%	1.07%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.07%	0.25%	0.00%	0.00%	0.01%	0.81%	0.06%	0.75%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.01%	0.25%	0.00%	0.00%	0.01%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.12%	0.25%	0.00%	0.00%	0.00%	1.20%	0.05%	1.15%
AST Cohen & Steers Realty Portfolio	0.83%	0.03%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Emerging Markets Equity Portfolio*	0.93%	0.25%	0.25%	0.00%	0.00%	0.00%	1.43%	0.13%	1.30%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.04%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)*	0.73%	0.09%	0.25%	0.00%	0.00%	0.12%	1.19%	0.12%	1.07%
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)*	0.62%	0.03%	0.25%	0.00%	0.00%	0.00%	0.90%	0.04%	0.86%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.01%	1.05%
AST Government Money Market Portfolio	0.30%	0.02%	0.25%	0.00%	0.00%	0.00%	0.57%	0.00%	0.57%
AST High Yield Portfolio	0.58%	0.04%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.57%	0.02%	0.25%	0.00%	0.00%	0.00%	0.84%	0.01%	0.83%
AST International Growth Portfolio*	0.81%	0.05%	0.25%	0.00%	0.00%	0.00%	1.11%	0.02%	1.09%
AST International Value Portfolio	0.81%	0.05%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Investment Grade Bond Portfolio*	0.47%	0.03%	0.25%	0.00%	0.00%	0.02%	0.77%	0.04%	0.73%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.01%	0.00%	0.00%	1.06%	0.00%	1.06%
AST J.P. Morgan International Equity Portfolio	0.71%	0.08%	0.25%	0.00%	0.00%	0.00%	1.04%	0.00%	1.04%
AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)*	0.76%	0.06%	0.25%	0.01%	0.00%	0.00%	1.08%	0.17%	0.91%
AST Jennison Large-Cap Growth Portfolio	0.71%	0.03%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)*	0.55%	0.02%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio*	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.01%	1.12%
AST MFS Growth Allocation Portfolio	0.67%	0.06%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Growth Portfolio*	0.72%	0.01%	0.25%	0.00%	0.00%	0.00%	0.98%	0.02%	0.96%
AST MFS Large-Cap Value Portfolio	0.66%	0.01%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Mid-Cap Growth Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
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UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
For the year ended December 31, 2020
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)*	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.01%	1.00%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST Prudential Core Bond Portfolio	0.46%	0.02%	0.25%	0.00%	0.00%	0.00%	0.73%	0.00%	0.73%
AST Prudential Growth Allocation Portfolio	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.08%	0.25%	0.00%	1.45%	0.00%	1.45%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.82%	1.08%	0.00%	1.08%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Value Portfolio	0.73%	0.05%	0.25%	0.00%	0.00%	0.07%	1.10%	0.00%	1.10%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.01%	0.88%
AST T. Rowe Price Growth Opportunities Portfolio*	0.71%	0.04%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.05%	0.89%
AST T. Rowe Price Large-Cap Value Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.09%	0.25%	0.00%	0.00%	0.00%	1.07%	0.02%	1.05%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.02%	1.10%	0.05%	1.05%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.01%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.16%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
PSF Small-Cap Stock Index Portfolio – Class I (formerly PSF Small Capitalization Stock Portfolio – Class I)	0.35%	0.05%	0.00%	0.00%	0.00%	0.00%	0.40%	0.00%	0.40%
PSF Stock Index Portfolio – Class I	0.29%	0.02%	0.00%	0.00%	0.00%	0.00%	0.31%	0.00%	0.31%
*See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.0242% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.047% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.0249% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Emerging Markets Equity Portfolio
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.300% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

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AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. The Manager has also contractually agreed to waive 0.018% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.070% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust) (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.810% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Global Equity Portfolio
The Manager has contractually agreed to waive 0.0067% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.0185% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
The Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 1.000% of the Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.0101% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Growth Opportunities Portfolio
The Manager has contractually agreed to waive 0.0104% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.0373% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2022. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.0128% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

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AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.0152% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

8

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges.”
•Insurance Charge
•Contingent Deferred Sales Charge (when and if applicable)
•Annual Maintenance Fee
•Optional benefit fees, as described below
The examples also assume the following for the period shown:
•You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses and those expenses remain the same each year*
•For each charge, we deduct the maximum charge rather than the current charge
•You make no withdrawals of Account Value
•You make no transfers, or other transactions for which we charge a fee
•No tax charge applies
•You elect the Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, which has the maximum optional benefit charge. There is no other combination of optional benefits that would result in higher maximum charges than those shown in the examples.
Amounts shown in the examples are rounded to the nearest dollar.
*    Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,250	$2,274	$3,334	$5,895
If you annuitize your annuity at the end of the applicable time period: [1]	$550	$1,674	$2,834	$5,895
If you do not surrender your annuity:	$550	$1,674	$2,834	$5,895

	L SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,295	$2,404	$3,040	$6,216
If you annuitize your annuity at the end of the applicable time period: [1]	$595	$1,804	$3,040	$6,216
If you do not surrender your annuity:	$595	$1,804	$3,040	$6,216

	C SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$600	$1,818	$3,063	$6,251
If you annuitize your annuity at the end of the applicable time period: [1]	$600	$1,818	$3,063	$6,251
If you do not surrender your annuity:	$600	$1,818	$3,063	$6,251

1 Your ability to annuitize in the first 3 Annuity Years may be limited.
Please see Appendix A for a table of Accumulation Unit Values.
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SUMMARY
Effective December 31, 2020, the products referenced in this prospectus and applicable riders will not be available for new sales or re-elections.
This Summary describes key features of the Annuities offered in this prospectus. It is intended to give you an overview, and to point you to sections of the prospectus that provide greater detail. You should not rely on the Summary alone for all the information you need to know before purchasing an Annuity. You should read the entire prospectus for a complete description of the Annuities. Your financial professional can also help you if you have questions.
The Annuity: The variable annuity contract issued by Pruco Life is a contract between you, the Owner, and Pruco Life, an insurance company. It is designed for retirement purposes, or other long-term investing, to help you save money for retirement, on a tax deferred basis, and provide income during your retirement. Although this prospectus describes key features of the variable annuity contract, the prospectus is a distinct document, and is not part of the contract.
The Annuity offers various investment Portfolios. With the help of your financial professional, you choose how to invest your money within your Annuity (subject to certain restrictions; see “Investment Options”). Investing in a variable annuity involves risk and you can lose your money. On the other hand, investing in a variable annuity can provide you with the opportunity to grow your money through participation in underlying Portfolios.
This prospectus describes three different Annuities. The Annuities differ primarily in the fees and charges deducted. With the help of your financial professional, you choose the Annuity that is suitable for you based on your time horizon and liquidity needs.
GENERALLY SPEAKING, VARIABLE ANNUITIES ARE INVESTMENTS DESIGNED TO BE HELD FOR THE LONG TERM. WORKING WITH YOUR FINANCIAL PROFESSIONAL, YOU SHOULD CAREFULLY CONSIDER WHETHER A VARIABLE ANNUITY IS APPROPRIATE FOR YOU GIVEN YOUR LIFE EXPECTANCY, NEED FOR INCOME, AND OTHER PERTINENT FACTORS.
Purchase: Your eligibility to purchase is based on your age and the amount of your initial Purchase Payment. See your financial professional to complete an application.

Annuity	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
B SERIES	85	$1,000
L SERIES	85	$10,000
C SERIES	85	$10,000
The “Maximum Age for Initial Purchase” applies to the oldest Owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the Annuitant as of the day we would issue the Annuity. For Annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life.
After you purchase your Annuity, you will have a limited period of time during which you may cancel (or “Free Look”) the purchase of your Annuity. Your request for a Free Look must be received in Good Order within the applicable time period.
Please see “Requirements for Purchasing the Annuity” for additional information.
Investment Options: You may choose from a variety of variable Investment Options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the variable Investment Options otherwise available to you under the Annuity. Each of the underlying Portfolios is described in its own prospectus, which you should read before selecting your Investment Options. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com. There is no assurance that any variable Investment Option will meet its investment objective.
You may also allocate money to an Market Value Adjustment Option that earns interest for a specific time period. In general, if you withdraw your money from this option more than 30 days prior to the end of the “Guarantee Period”, you will be subject to a “Market Value Adjustment”, which can either increase or decrease your Account Value. We also offer a 6 or 12 Month DCA Program under which your money is transferred monthly from a DCA Market Value Adjustment Option to the other Investment Options you have designated. Premature withdrawals from the DCA Market Value Adjustment Option may also be subject to a Market Value Adjustment.
Please see “Investment Options” and “Managing Your Account Value” for more information. Additional information on the DCA Market Value Adjustment Option can be found in a separate prospectus available by calling 1-888-778-2888.
Access To Your Money: You can receive income by taking withdrawals or electing annuity payments. Please note that withdrawals may be subject to tax, and may be subject to Contingent Deferred Sales Charge. You may withdraw up to 10% of your Purchase Payments each year without being subject to a Contingent Deferred Sales Charge.
You may elect to receive income through annuity payments over your lifetime, also called “Annuitization”. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs.
Please see “Access to Account Value” and “Annuity Options” for more information.
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Optional Living Benefits
Guaranteed Lifetime Withdrawal Benefits. We offer optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value,” even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Protected Withdrawal Value is not the same as your Account Value, and it is not available for a lump sum withdrawal. The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”. If you wish to withdraw Excess Income but are uncertain how it will impact your future level of guaranteed withdrawals, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction specific calculation showing the effect of taking the withdrawal.
The following optional benefits will no longer be available for new business or post-issue election:
•Highest Daily Lifetime Income v2.1
•Spousal Highest Daily Lifetime Income v2.1
•Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit
•Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value. Also, these benefits utilize a predetermined mathematical formula to help us manage your guarantee through all market cycles. Under the predetermined mathematical formula, your Account Value may be transferred between certain “Permitted Sub-accounts” on the one hand and the AST Investment Grade Bond Sub-account on the other hand. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on the formulas.
In the “Living Benefits” section, we describe guaranteed minimum withdrawal benefits that allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given Annuity Year (i.e., “Excess Income”), that withdrawal may permanently reduce the guaranteed amount you can withdraw in future years. Please also note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.
Please see “Living Benefits” for more information.
Death Benefits: You may name a Beneficiary to receive the proceeds of your Annuity upon your death. Your death benefit must be distributed within the time period required by the tax laws. Each of our Annuities offers a minimum death benefit.
Please see “Death Benefits” for more information.
Fees and Charges: Each Annuity, and the optional living benefits and optional death benefits, are subject to certain fees and charges, as discussed in the “Summary of Contract Fees and Charges” table earlier in this prospectus. In addition, there are fees and expenses of the underlying Portfolios.
What does it mean that my Annuity is “tax deferred”? Variable annuities are “tax deferred”, meaning you pay no taxes on any earnings or interest from your Annuity until distributions are made from your Annuity. You may also transfer among your Investment Options without paying a tax at the time of the transfer. When you take your money out of the Annuity, however, you will be taxed on the earnings at ordinary income tax rates. If you withdraw money before you reach age 59½, you also may be subject to a 10% additional federal tax.
You may also purchase one of the Annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or non-ERISA 403(b) plan. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, the Annuity has features and benefits other than tax deferral that may make it an important investment for a qualified plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract for use with a tax-qualified plan.
Market Timing: We have market timing policies and procedures that attempt to detect transfer activity that may adversely affect other Owners or Portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). Our market timing policies and procedures are discussed in more detail later in this prospectus titled “Restrictions on Transfers Between Investment Options.”
Other Information: Please see “Other Information” for more information about our Annuities, including legal information about Pruco Life, the Separate Account, and underlying Portfolios.

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INVESTMENT OPTIONS
The Investment Options under each Annuity consist of the Sub-accounts and the Market Value Adjustment Options. In this section, we describe the portfolios in which the Sub-Accounts invest. We then discuss the investment restrictions that apply if you elect certain optional benefits. Finally, we discuss the Market Value Adjustment Options. Each Sub-account invests in an underlying Portfolio whose share price generally fluctuates each Valuation Day. The portfolios that you select, among those that are permitted, are your choice – we do not provide investment advice, nor do we recommend any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios.
In contrast to the Sub-accounts, Account Value allocated to an Market Value Adjustment Option earns a fixed rate of interest as long as you remain invested for the Guarantee Period. We guarantee both the stated amount of interest and the principal amount of your Account Value in an Market Value Adjustment Option, so long as you remain invested in the Market Value Adjustment Option for the duration of the Guarantee Period. In general, if you withdraw Account Value prior to the end of the Market Value Adjustment Option's Guarantee Period, you will be subject to a Market Value Adjustment, which can be positive or negative. A “Guarantee Period” is the period of time during which we credit a fixed rate of interest to an Market Value Adjustment Option.
As a condition of electing an optional benefit (e.g., Highest Daily Lifetime Income v2.1), you will be restricted from investing in certain Sub-accounts or Market Value Adjustment Options. We describe those restrictions below. In addition, the optional living benefits employ a predetermined mathematical formula, under which money is transferred between your chosen Sub-accounts and the AST Investment Grade Bond Sub-account.
Whether or not you elected an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the optional benefits but also the other Sub-accounts, because the Portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:
(a)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
(c)a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and other Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
VARIABLE INVESTMENT OPTIONS
Each variable Investment Option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see “Pruco Life and the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. The Investment Objectives Chart below provides a description of each Portfolio’s investment objective to assist you in determining which Portfolios may be of interest to you. Please note, the AST Investment Grade Bond Sub-account is not available for allocation of Purchase Payments or owner-initiated transfers.
Not all Portfolios offered as Sub-accounts may be available depending on whether you elected an optional benefit. Thus, if you elected an optional benefit, you were precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans or other limited classes of investors permitted by the Code. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional
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information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudential.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.
In the table that follows, all Portfolio names include the prefix “AST,” which indicates that they are Portfolios of the Advanced Series Trust. In addition, for each Portfolio the subadviser(s), which has been engaged to conduct day-to-day management, is listed next to the description.
This Annuity offers only Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Portfolios”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with Pruco Life. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Portfolios benefit us financially. Pruco Life has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life’s role as the issuer of this Annuity, and Pruco Life does not provide investment advice or recommends any particular Portfolio. See "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates.
In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Once you have selected your Investment Options, we will not rebalance your Account Value to take into account differences in performance among the Sub-accounts unless you participate in an automatic rebalancing program, including the Custom Portfolios Program. These programs would transfer Account Value periodically so that your Account Value allocated to the Sub-accounts is brought back to the exact percentage allocations you stipulated. Please see “Automatic Rebalancing Programs” and “Limitations with Optional Death Benefits” below for details about how these programs operate. You cannot participate in both the Automatic Rebalancing Program and the Custom Portfolios Program. If you are participating in an optional living benefit that uses a predetermined mathematical formula under which your Account Value may be transferred between certain “Permitted Sub-accounts” and the AST Investment Grade Bond Sub-Account, and you have elected automatic rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-Account used as part of the predetermined mathematical formula and the Secure Value Account will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that existed originally.
The following table contains limited information about the Portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the Portfolios, which contain details about the investment objectives, policies, risks, costs and management of the Portfolios. You can obtain the summary prospectuses and prospectuses for the Portfolios by calling 1-888-PRU-2888 or at www.prudential.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.	AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited
AST Advanced Strategies Portfolio	Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.	Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Investments LLC
PGIM Fixed Income
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC
AST AllianzGI World Trends Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited
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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio	Seeks capital appreciation and income.	Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC, J.P. Morgan Investment Management, Inc. Martin Currie Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Franklin 85/15 Diversified Allocation Portfolio (formerly AST Legg Mason Diversified Growth Portfolio)	Seeks high risk-adjusted returns compared to its blended index.	Brandywine Global Investment Management, LLC ClearBridge Investments, LLC Franklin Advisers, Inc. QS Investors, LLC Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)	Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Wellington Management Company LLP
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Tactical Preservation Portfolio (formerly AST J.P. Morgan Strategic Opportunities Portfolio)	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Large-Cap Core Portfolio (formerly AST QMA Large-Cap Portfolio)	Seeks long-term capital appreciation.	QMA LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio	Seeks total return.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Mid-Cap Value Portfolio (formerly AST Neuberger Berman/LSV Mid-Cap Value Portfolio)	Seeks capital growth.	Massachusetts Financial Services Company Wellington Management Company LLP Victory Capital Management Inc.
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
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PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
AST Prudential Growth Allocation Portfolio	Seeks total return.	Jennison Associates LLC PGIM Fixed Income PGIM Real Estate QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Growth Opportunities Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc. T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc. T. Rowe Price Hong Kong Limited
AST T. Rowe Price Large-Cap Growth Portfolio	Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio	Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.	T. Rowe Price Associates, Inc.
AST Wellington Management Hedged Equity Portfolio	Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies	Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC. Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
PSF Small-Cap Stock Index Portfolio – Class I (formerly PSF Small Capitalization Stock Portfolio – Class I)	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Personnel of Goldman Sachs Asset Management International, an affiliate of Goldman Sachs Asset Management, L.P., may perform certain delegated responsibilities for GSAM, may act on behalf of GSAM, or may perform functions that otherwise support the sub-advisory services provided to the Portfolio.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST. PGIM Investments LLC manages each of the portfolios of the Prudential Series Fund (PSF).
PGIM Real Estate is a business unit of PGIM, Inc.
LIMITATIONS WITH OPTIONAL BENEFITS
As a condition to your electing any Highest Daily Lifetime Income v2.1 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts table below. Please note that the DCA Market Value Adjustment Options described later in this section are also available if you elect an optional benefit.
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Permitted Sub-accounts

AST Academic Strategies Asset Allocation Portfolio	AST J.P. Morgan Global Thematic Portfolio
AST Advanced Strategies Portfolio	AST J.P. Morgan Tactical Preservation Portfolio
AST AllianzGI World Trends Portfolio	AST MFS Growth Allocation Portfolio
AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio	AST Prudential Growth Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio	AST Wellington Management Hedged Equity Portfolio

MARKET VALUE ADJUSTMENT OPTIONS
When you allocate your Account Value to an Market Value Adjustment Option, you earn a fixed rate of interest as long as you remain invested for a set period of time called a Guarantee Period. Amounts in Market Value Adjustment Options are supported by our general account and subject to our claims paying ability. Please see “Other Information” later in this prospectus for additional information about our general account. There are two types of Market Value Adjustment Options available under each Annuity – the Long-Term Market Value Adjustment Options and the DCA Market Value Adjustment Options. If you elect an optional living benefit, only the DCA Market Value Adjustment Option is available to you. For more information on how the amount of the Market Value Adjustment is determined and the formulas used to calculate it, please see the separate Market Value Adjusted Fixed Allocation Investment Option prospectus, which you can receive by calling us at 1-888-778-2888.
MARKET VALUE ADJUSTMENT
With certain exceptions, if you transfer or withdraw Account Value from an Market Value Adjustment Option prior to the end of the applicable Guarantee Period, you will be subject to a Market Value Adjustment or “Market Value Adjustment”. We assess an Market Value Adjustment (whether positive or negative) upon:
•any surrender, partial withdrawal (including a systematic withdrawal, Medically Related Surrender, or a withdrawal program under Sections 72(t) or
•72(q) of the Code), or transfer out of an Market Value Adjustment Option made outside the 30 days immediately preceding the maturity of the Guarantee Period; and
•your exercise of the Free Look right under your Annuity, unless prohibited by state law.
We will NOT assess an Market Value Adjustment (whether positive or negative) in connection with any of the following:
•partial withdrawals made to meet Required Minimum Distribution requirements under the Code in relation to your Annuity or a required distribution if your Annuity is held as a Beneficiary Annuity, but only if the Required Minimum Distribution or required distribution from Beneficiary Annuity is an amount that we calculate and is distributed through a program that we offer;
•transfers or partial withdrawals from an Market Value Adjustment Option during the 30 days immediately prior to the end of the applicable Guarantee Period, including the Maturity Date of the Market Value Adjustment Option;
•transfers made in accordance with our 6 or 12 Month DCA Program;
•when a death benefit is determined;
•deduction of an Annual Maintenance Fee for the Annuity;
•Annuitization under the Annuity; and
•transfers made pursuant to a mathematical formula used with an optional living benefit.
DCA MARKET VALUE ADJUSTMENT OPTIONS
In addition to the Long-Term Market Value Adjustment Options, we offer DCA Market Value Adjustment Options that are used with our 6 or 12 Month DCA Program. Amounts allocated to the DCA Market Value Adjustment Options earn the declared rate of interest while the amount is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Market Value Adjustment Options for the 6 month or 12 month period. A dollar cost averaging program does not assure a profit, or protect against a loss. For a complete description of our 6 or 12 month DCA Program, see the applicable section of this prospectus within “Managing Your Account Value” and the separate Market Value Adjustment prospectus.
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FEES, CHARGES AND DEDUCTIONS
In this section, we provide detail about the charges you incur if you own the Annuity.
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Unadjusted Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal (except that there is no CDSC on the C Series Annuity). The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is taken on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series and the L Series are shown under “Summary of Contract Fees and Charges” earlier in this prospectus.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available charge free withdrawal amount is taken out first (see “Charge free withdrawal Amounts” later in this prospectus). If the charge free withdrawal amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Charge free withdrawal Amount,” is not subject to the CDSC. The Charge free withdrawal Amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this prospectus.
Assume you purchase your B Series Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
Example 1
Assume the following:
•two years after the purchase, your Unadjusted Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);
•the charge free withdrawal amount is $7,500 ($75,000 x 0.10);
•the applicable CDSC is 6%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the charge free withdrawal amount. The remaining amount of your withdrawal is subject to the 6% CDSC.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Unadjusted Account Value. This means that an amount greater than the amount of your requested withdrawal may be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount.
•If you request a gross withdrawal, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this case, the CDSC would equal $2,550 (($50,000 – the charge free withdrawal amount of $7,500 = $42,500) x 0.06 = $2,550). You would receive $47,450 ($50,000 – $2,550). To determine your remaining Unadjusted Account Value after your withdrawal, we reduce your
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initial Unadjusted Account by the amount of your requested withdrawal. In this case, your Unadjusted Account Value would be $35,000 ($85,000 – $50,000).
•If you request a net withdrawal, we first determine the entire amount that will need to be withdrawn in order to provide the requested payment. We do this by first subtracting the charge free withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.06) = $45,212.77. This is the total amount to which the CDSC will apply. The amount of the CDSC is $2,712.77. Therefore, in order for you to receive the full $50,000, we will need to deduct $52,712.77 from your Unadjusted Account Value, resulting in remaining Unadjusted Account Value of $32,287.23.
Example 2
Assume the following:
•you took the withdrawal described above as a gross withdrawal;
•two years after the withdrawal described above, the Unadjusted Account Value is $48,500 ($35,000 of remaining Unadjusted Account Value plus $13,500 of investment gain);
•the charge free withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and
•the applicable CDSC in Annuity Year 4 is now 5%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the charge free withdrawal amount. The remaining $2,500 is subject to the 5% CDSC or $125 and you will receive $9,875.
No matter how you specify the withdrawal, any market value adjustment resulting from withdrawals of amounts in the Market Value Adjustment options will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. See “Charge free withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1 suite of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Unadjusted Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-Account performance, the Purchase Payment used in this calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Renewals or transfers of Account Value from an Market Value Adjustment Option within the 30 days immediately preceding the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted pro rata from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out first from the Sub-accounts on a pro rata basis, and then from the Market Value Adjustment Options (if the amount in the Sub-accounts is insufficient to pay the fee). The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Unadjusted Account Value and is only assessed if the Unadjusted Account Value is less than $25,000 at the time the fee is due. Pursuant to state law, the amount of the Annual Maintenance Fee may differ in certain states.
Tax Charge: Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We reserve the right to deduct the tax from Purchase Payments when received, from Surrender Value upon surrender, or from Unadjusted Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%. We may assess a charge against the Sub-accounts and the Market Value Adjustment Options equal to any taxes which may be imposed upon the Separate Accounts. “Surrender Value” refers to the Account Value (which includes the effect of any Market
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Value Adjustment) less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.
We will pay company income taxes on the taxable corporate earnings created by this Annuity. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge is assessed against the assets allocated to the Sub-accounts. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit (as described in the “Minimum Death Benefit” subsection in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. Each Annuity has a different Insurance Charge during the first 9 Annuity Years. However, for the L Series and C Series, on the Valuation Day immediately following the 9th Annuity Anniversary, the Insurance Charge drops to 1.45% annually (the B Series Insurance Charge is a constant 1.45%). Please refer to the section titled “Valuing Your Investment” for more information about how the units are impacted when the Insurance Charge decreases to 1.45%.
Charges for Optional Benefits
If you elect to purchase an optional benefit, we will deduct an additional charge. This charge compensates us for the guarantees provided by the living benefit (as described in “Living Benefits” later in this prospectus) and the risk that persons we guarantee living benefit payments to will live longer than our assumptions. The charge is deducted on each quarterly anniversary (each successive three-month anniversary of the benefit effective date), and is assessed against the greater of Unadjusted Account Value and Protected Withdrawal Value calculated on the last Valuation Date prior to the quarterly anniversary at the quarterly equivalent of the applicable annualized rate. The charge is taken out of the Sub-accounts quarterly. Please refer to the section titled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the Insurance Charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudential.com.
MARKET VALUE ADJUSTMENT OPTION CHARGES
No specific fees or expenses are deducted when determining the rates we credit to an Market Value Adjustment Option. However, for some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to an Market Value Adjustment Option. For information about how the amount of an Market Value Adjustment is calculated if you transfer or withdraw Account Value prior to the end of the applicable Guarantee Period, please see the separate prospectus covering the Market Value Adjusted Fixed Allocation Investment Option.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
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EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
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PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limits, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the L Series and C Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your financial professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity we must receive the application, in good order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. No additional Purchase Payments will be permitted after turning age 86 for any of the Annuities. If you purchase a Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. The availability and level of protection of certain optional benefits may vary based on the age of the oldest Owner (or Annuitant, if entity-owned) on the Issue Date of the Annuity or the date of the Owner's death. In addition, the broker-dealer firm through which you are purchasing an Annuity may impose a younger maximum issue age
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than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: If allowed by applicable state law, currently you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make additional Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner's 86th birthday or (ii) for entity-owned Annuities, the Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. Additionally, effective December 31, 2020, additional purchase payments are not permitted after the first anniversary of the election of any optional benefit.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
For Annuities that have one of the Highest Daily Lifetime Income v2.1 benefits, we may limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments.
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.
Depending on the tax status of your Annuity (e.g., if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000.00, as described in more detail in “Initial Purchase Payment,” above.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
•Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).
•Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.
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•Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
“Beneficiary” Annuity
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's account into one of the Annuities described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590-B. We do not assess a CDSC (if applicable) on distributions from your Annuity if you are required by law to take such distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate and is paid out through a program of systematic withdrawals that we make available.
For IRAs and Roth IRAs, distributions must begin by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2 (72 for those who would have reached age 70½ after 2019). However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in “Tax Considerations”.
For nonqualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to Beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in “Tax Considerations”.
You may take withdrawals in excess of your required distributions, however such withdrawals may be subject to the Contingent Deferred Sales Charge. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:
•No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.
•You may not elect any optional living or death benefits.
•You may not annuitize the Annuity; no annuity options are available.
•You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or systematic withdrawals.
•You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.
•If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
•The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may
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also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.
•If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
•If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.
RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Office or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Office, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Office or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments. If you had Account Value allocated to any Market Value Adjustment Option upon your exercise of the Free Look, we will, to the extent allowed by applicable state law, calculate any applicable Market Value Adjustment with a zero “Liquidity Factor”. See “Market Value Adjustment Options.”
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. Investment restrictions will apply if you elect optional benefits. No additional Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the Market Value Adjustment Options.

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MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective upon receipt at our Service Office. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Office. Some of the changes we will not accept include, but are not limited to:
•a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
•a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
•a new Annuitant prior to the Annuity Date if the Owner is an entity;
•a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
•any permissible designation change if the change request is received at our Service Office after the Annuity Date;
•a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and
•a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of nonqualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
•a company(ies) that issues or manages viatical or structured settlements;
•an institutional investment company;
•an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
•a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits. Please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See “Death Benefits” later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the non-Owner ex-spouse. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Please consult with your tax adviser regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death
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Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
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MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value, we describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)
The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program may not be available in all states or with certain benefits or programs. Currently, the DCA Market Value Adjustment Options are not available in the States of Illinois, Iowa, Oregon and Washington. Please note that additional information about the DCA Market Value Adjustment Options is available in a separate prospectus, which you can obtain by calling 1-888-778-2888.
Criteria for Participating in the Program
•If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a pro rata basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.
•You may only allocate Purchase Payments to the DCA Market Value Adjustment Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA Market Value Adjustment Options.
•As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Market Value Adjustment Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Market Value Adjustment Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Market Value Adjustment Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA Market Value Adjustment Option on the next scheduled transfer and terminate the program.
•We impose no fee for your participation in the 6 or 12 Month DCA Program.
•You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Market Value Adjustment Options according to your instructions, subject to any applicable Market Value Adjustment. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Market Value Adjustment Options on a pro rata basis to the Sub-accounts in which you are invested currently, excluding any Sub-accounts to which you are not permitted to choose to allocate or transfer Account Value. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.
•We credit interest to amounts held within the DCA Market Value Adjustment Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Market Value Adjustment Option has been transferred out; (b) the date the entire amount in the DCA Market Value Adjustment Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.
•The interest rate earned in a DCA Market Value Adjustment Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA Market Value Adjustment Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
Details Regarding Program Transfers
•Transfers made under this program are not subject to any Market Value Adjustment.
•Any partial withdrawals, transfers, or fees deducted from the DCA Market Value Adjustment Options will reduce the amount in the DCA Market Value Adjustment Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Market Value Adjustment Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program
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operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program.
•6 or 12 Month DCA transfers will begin on the date the DCA Market Value Adjustment Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
•The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the program.
•If you do not have an optional living benefit, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you have any optional living benefit, we will allocate amounts transferred out of the DCA Market Value Adjustment Options to the Sub-accounts that you specified upon your election of the 6 or 12 Month DCA Program, provided those instructions comply with the allocation requirements for the optional living benefit. No portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account used with the optional living benefit (although the DCA Market Value Adjustment Option is treated as a “Permitted Sub-account” for purposes of transfers made by any predetermined mathematical formula associated with the optional living benefit).
•If you are participating in an optional living benefit and also are participating in the 6 or 12 Month DCA Program, and the predetermined mathematical formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be transferred from the DCA Market Value Adjustment Options associated with the 6 or 12 Month DCA Program. Amounts transferred from the DCA Market Value Adjustment Options under the formula will be taken on a last-in, first-out basis, without the imposition of any Market Value Adjustment.
•If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA Market Value Adjustment Options. If you have elected any optional living benefit, any withdrawals will be taken on a pro rata basis from your Sub-accounts and the DCA Market Value Adjustment Options. Such withdrawals will be assessed any applicable Market Value Adjustment.
AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. If your financial professional has this authority, we deem that all such transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this prospectus.
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For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf.  In the event you do not wish that your financial professional have this authority, please contact us immediately.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another dollar cost averaging program, an asset rebalancing program, or pursuant to a mathematical formula required as part of an optional benefit (e.g., Highest Daily Lifetime Income v2.1). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves the Sub-account corresponding to the AST Government Money Market Sub-account or an Market Value Adjustment Option, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as auto-rebalancing or under a predetermined mathematical formula used with an optional living benefit; (ii) do not count any transfer that solely involves the AST Government Money Market Sub-account or an Market Value Adjustment Option; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
•We reserve the right to affect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
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Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
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ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional living benefits and may impose an Market Value Adjustment. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Charge free withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken pro rata (i.e. “pro rata” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have an optional living benefit and you take a withdrawal deemed to be Excess Income that brings your Unadjusted Account Value to zero, both the benefit and the Annuity itself will terminate. See “Optional Living Benefits” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CHARGE FREE WITHDRAWAL AMOUNTS
You can make a full or partial withdrawal from any of the Annuities during the Accumulation Period, although a CDSC, and tax consequences may apply. There is no CDSC with respect to the C Series. A CDSC may apply to the B Series and L Series, but each Annuity offers a “Charge free withdrawal” amount that applies only to partial withdrawals. The Charge free withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Charge free withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Charge free withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Charge free withdrawal amount to the next Annuity Year. With respect to the C Series, because any withdrawal is free of a CDSC, the concept of “Charge free withdrawal” is not applicable.
•The Charge free withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Charge free withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity.
•You can also make partial withdrawals in excess of the Charge free withdrawal amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3rd, to purchase your B Series Annuity, you make an initial Purchase Payment of $20,000.
On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your B Series Annuity of $10,000.
•Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge free withdrawal amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.
•Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge free withdrawal amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.
To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:
1.First determine what, if any, amounts qualify as a Charge free withdrawal. These amounts are not subject to the CDSC.
2.Next determine what, if any, remaining amounts are in excess of the Charge free withdrawal amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge
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(“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.
3.Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.
Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. Therefore, you may receive less than the dollar amount you specify. In a “net” withdrawal, you request a withdrawal for an exact dollar amount, with the understanding that any applicable deduction for CDSC or tax withholding is taken from your remaining Unadjusted Account Value. Therefore, a larger amount may be deducted from your Unadjusted Account Value than the amount you specify. No matter how you specify the withdrawal, any Market Value Adjustment will not be applied to the amount you receive, but instead will be applied to your Unadjusted Account Value. If you do not provide instruction on how you want the withdrawal processed, we will process the withdrawal as a gross withdrawal.
We will deduct the partial withdrawal from your Unadjusted Account Value in accordance with your instructions, although if you have an optional living benefit, your withdrawal must be taken pro rata from each of your Investment Options. For purposes of calculating the applicable portion to deduct from the Market Value Adjustment Options, the Unadjusted Account Value in all your Market Value Adjustment Options is deemed to be in one Investment Option. If you provide no instructions, then: (a) we will take the withdrawal from your Sub-accounts and Market Value Adjustment Options in the same proportion that each such Investment Option represents to your total Unadjusted Account Value; (b) with respect to Market Value Adjustment Options with different amounts of time remaining until maturity, we take the withdrawal from the Market Value Adjustment Option with the shortest remaining duration, followed by the Market Value Adjustment Option with the next-shortest remaining duration (if needed to satisfy the withdrawal request) and so forth; (c) with respect to multiple Market Value Adjustment Options that have the same duration remaining until maturity, we take the withdrawal first from the Market Value Adjustment Option with the shortest overall Guarantee Period and (d) with respect to multiple Market Value Adjustment Options that have both the same Guarantee Period length and duration remaining until the end of the Guarantee Period, we take the withdrawal pro rata from each such Market Value Adjustment Option.
Please be aware that although a given partial withdrawal may qualify as a charge free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1 benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2,000 and a $2,500 withdrawal that qualified as a charge free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Please note that systematic withdrawals may be subject to any applicable CDSC and/or an Market Value Adjustment. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
Systematic Withdrawals based on the charge free amount may be available, but only if the contract is still within the surrender charge period. The withdrawals will be calculated based only on the purchase payments that are still subject to CDSC.
If you have not elected a living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
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•Systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
•If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
•If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.
•For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
•If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC (except that no CDSC applies to the C Series) and/or an Market Value Adjustment. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) or an Market Value Adjustment on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) or an Market Value Adjustment may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Optional Living Benefits” for further information relating to Required Minimum Distributions if you own an optional living benefit.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
No withdrawal taken as a Required Minimum Distribution for your Annuity under a program that we administer is subject to an Market Value Adjustment.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional living benefits and Excess Income, see “Optional Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”
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SURRENDERS
SURRENDER VALUE
During the Accumulation Period, you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable CDSC, any applicable tax charges, any applicable benefit charge and any Annual Maintenance Fee.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your B Series or L Series Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event“ as described below (a “Medically-Related Surrender”). The availability and requirements of such a surrender and waiver may vary by state. The CDSC and this waiver are not applicable to the C Series.
If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity. Any applicable Market Value Adjustment will apply to a Medically-Related Surrender. Although a CDSC will not apply to qualifying Medically-Related Surrenders, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% additional tax and other tax consequences – see “Tax Considerations” later in this prospectus.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
•If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
•If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
•If the Owner is one or more natural persons, all such Owners must also be alive at such time;
•We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
•No additional Purchase Payments can be made to the Annuity; and
•Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:
•first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Office; or
•first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.
“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records. This waiver is not currently available in California and Massachusetts.
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ANNUITY OPTIONS
Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Unadjusted Account Value; partial annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law),
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
•Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
•Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
•Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will
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institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

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LIVING BENEFITS
Pruco Life offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits for new elections at any time. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
•guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
•providing spousal continuation of certain benefits.
The following optional benefits will no longer be available for new business or post-issue election:
•Highest Daily Lifetime Income v2.1
•Spousal Highest Daily Lifetime Income v2.1
•Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit
•Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit
Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “permitted Sub-accounts”) and the AST Investment Grade Bond Sub-account. See “Investment Options” for a list of permitted Sub-accounts available with the Highest Daily Lifetime Income v2.1 suite of benefits. The optional living benefit investment requirements and the formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other investment options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. We are not providing you with investment advice through the use of the formula. In addition, the formula does not constitute an investment strategy that we are recommending to you.
The Highest Daily Lifetime v2.1 benefits are “Lifetime Guaranteed Minimum Withdrawal Benefits.” These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.
Under any of the Highest Daily Lifetime v2.1 benefits (i.e., Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, and Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Investment Options” section of the prospectus for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted Investment Options applicable to your benefit. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.
Termination of Existing Benefits and Election of New Benefits
Effective December 31, 2020, if you currently have an optional benefit and you terminate it, you will not be permitted to re-elect it in the future. It is important to note that the limit is based on your benefit election date and not a calendar year and may also be different than your contract anniversary. You should carefully consider whether terminating your existing benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.
No Long-Term Market Value Adjustment Option is permitted if you elect any Optional Living Benefit.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
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We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section below titled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Spousal Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1, subject to the 6 or 12 Month DCA Program's rules. See the section of this prospectus titled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term Market Value Adjustment Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Unadjusted Account Value on the current Valuation Day.
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Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below titled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the
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immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or order. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table titled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1,
•Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
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Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example, assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28th	$238,000.00	$238,000.00	$11,900.00
June 29th	$226,500.00	$228,009.60	$11,400.48
June 30th	$226,800.00	$228,009.60	$11,400.48
July 1st	$233,500.00	$233,500.00	$11,675.00
July 2nd	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2nd. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2nd is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.
•This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once
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you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and Market Value Adjustment) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3
•Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
•The Unadjusted Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
•No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1
On October 3 of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 (72 for those who would have reached age 70 1/2 after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2020 to 12/31/2020	06/01/2020 to 05/31/2021	01/01/2021 to 12/31/2021
Assume the following:
•RMD Amount for Both Calendar Years = $6,000;
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•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2020 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2021 and 05/31/2021 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2021.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income v2.1
•To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Unadjusted Account Value is reduced to zero, payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Unadjusted Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active
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systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Market Value Adjustment Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section titled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, the DCA Market Value Adjustment Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for Highest Daily Lifetime Income v2.1
The current charge for Highest Daily Lifetime Income v2.1 is 1.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.25% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, partial withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
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Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);
(v)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
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Overview of The Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Unadjusted Account Value between the Permitted Subaccounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix C (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Unadjusted Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Unadjusted Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Unadjusted Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Unadjusted Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Unadjusted Account Value and your Protected Withdrawal Value. If none of your Unadjusted Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Unadjusted Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Unadjusted Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Unadjusted Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen investment options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same investment options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Unadjusted Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Unadjusted Account Value and your Protected Withdrawal Value;
•The amount of time the benefit has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
•Any additional Purchase Payments you made to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Unadjusted Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Unadjusted Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Unadjusted Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those sub-accounts will have a greater impact on your Unadjusted Account Value and hence a greater impact on if (and how much of) your Unadjusted Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Unadjusted Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Unadjusted Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
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How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.
(2)Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-Accounts (“VV + VF”), where “VV” is the current Account Value of the elected Sub-accounts of the Annuity, and “VF” is the current Account Value of the elected Fixed Rate Options of the Annuity. We refer to this resulting value as the “Target Ratio” or “R”.
(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:

R	=	(L – B)/(VV + VF)
More specifically, the formula operates as follows:
(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix C) for that day by 5% and by the applicable Annuity Factor found in Appendix C. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.
Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)

Target Value (L)	=	$200,000 x 5% x 14.95 = $149,500
(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (VV + VF).
Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)

Target Ratio (R)	=	($149,500 – 0)/$179,500 = 83.3%
(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Market Value Adjustment Options) will occur.
Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.
(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.
The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Unadjusted Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Unadjusted Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Unadjusted Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Unadjusted Account Value could be more than 90% invested in the Bond Sub-account.
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Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
a)The total value of all your Unadjusted Account Value in the Bond Sub-account, or
b)An amount equal to 5% of your total Unadjusted Account Value.
Other Important Information
•The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Unadjusted Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Unadjusted Account Value to or from the Bond Sub-account.
•While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Unadjusted Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Unadjusted Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Unadjusted Account Value in the Permitted Sub-accounts and the DCA Market Value Adjustment Options to the Bond Sub-account.
•If you make additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
•Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
•If you made additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Unadjusted Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Unadjusted Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Unadjusted Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
•If you are participating in the Highest Daily Lifetime Income v2.1 and you are also participating in the 6 or 12 Month DCA Program, the following rules apply:
•DCA Market Value Adjustment Options are considered “Permitted Sub-accounts” for purpose of the Target Ratio calculation (“L”) described above.
•The formula may transfer amounts out of the DCA Market Value Adjustment Options to the Bond Sub-account if the amount allocated to the other Permitted Sub-accounts is insufficient to cover the amount of the transfer.
•The transfer formula will not allocate amounts to the DCA Market Value Adjustment Options when there is a transfer out of the Bond Sub-account. Such transfers will be allocated pro-rata to the variable Sub-accounts, excluding the Bond Sub-account.
•A Market Value Adjustment is not assessed when amounts are transferred out of the DCA Market Value Adjustment Options under the transfer formula.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 70½ (72 for those who would have reached age 70½ after 2019). For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
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SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Spousal Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above titled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus titled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term Market Value Adjustment Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the
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effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below titled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
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While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table titled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1
•Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
•Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1
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•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example, assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.
•This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
•The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account
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Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC and Market Value Adjustment) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3
•Spousal Highest Daily Lifetime Income v2.1 is elected on September 4 of the following calendar year
•The Unadjusted Account Value at benefit election was $105,000
•Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See the sub-section titled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v2.1
•To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until
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the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates we will make no further payments of the Annual Income Amount, and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.
•Please note that if your Unadjusted Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Unadjusted Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Market Value Adjustment Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section titled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, the DCA Market Value Adjustment Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the
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extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Unadjusted Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for Spousal Highest Daily Lifetime Income v2.1
The current charge for Spousal Highest Daily Lifetime Income v2.1 is 1.10% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.275% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, a withdrawal that is not a withdrawal of Excess Income, may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
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Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity's Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vii)you allocate or transfer any portion of your Account Value to any Sub–account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or
(viii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
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HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). Highest Daily Lifetime Income v2.1 with HD DB may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and also wish to provide a death benefit to your beneficiaries. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above titled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component; however, you may only elect HD DB with Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Highest Daily Lifetime Income v2.1. If you elect Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime Income v2.1 and elect Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living or death benefit.
The income benefit under Highest Daily Lifetime Income v2.1 with HD DB currently is based on a single “designated life” who is between the ages of 50 and 79 on the benefit effective date and received in Good Order. As long as your Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1 with HD DB (including no payment of the Highest Daily Death Benefit Amount). As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”.
You may also participate in the 6 or 12 Month DCA Program if you elect Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus titled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term Market Value Adjustment Option is permitted if you elect any optional benefit.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
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The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below titled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1 with HD DB.
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59 1/2; 4% for ages 59 1/2 to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
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While Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new-issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1 with HD DB. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table titled “Your Optional Benefit Fees and Charges.”
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1
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•Highest Daily Lifetime Income v2.1 with HD DB is elected on August 1 of the following calendar year
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HD DB
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $109,420. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00	Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00	Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00	Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%	Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00	Annual Income Amount	$109,420.00
1.31% Reduction in Annual Income Amount	$78.60	1.31% Reduction in Annual Income Amount	$1,433.40
Annual Income Amount for future Annuity Years	$5,921.40	Highest Daily Death Benefit Amount	$107,986.60
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example, assume the Annual Income Amount for this Annuity Year is $12,000. Also assume that a Lifetime Withdrawal of $6,000 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,000 of Excess Income on June 29 reduces the amount to $11,400.48 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $11,400.48. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.

Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28th	$238,000.00	$238,000.00	$11,900.00
June 29th	$226,500.00	$228,009.60	$11,400.48
June 30th	$226,800.00	$228,009.60	$11,400.48
July 1st	$233,500.00	$233,500.00	$11,675.00
July 2nd	$231,900.00	$233,500.00	$11,675.00
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $11,900. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $6,000 ($6,000 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,000 before the Excess Income.
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•This amount ($232,000) is further reduced by 1.72%, which is the ratio of Excess Income of $4,000 ($10,000 withdrawal minus non-excess amount of $6,000) divided by the Account Value ($232,000) immediately preceding the Excess Income. This results in a Highest Daily Value of $228,009.60 after the adjustment.
•The adjusted June 29 Highest Daily Value, $228,009.60, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $228,009.60 is greater than the June 30 Unadjusted Account Value, we will continue to carry $228,009.60 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $228,009.60 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 5%, generating an Annual Income Amount of $11,675. Since this amount is greater than the current year’s Annual Income Amount of $11,400.48 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $11,675.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC and Market Value Adjustment) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3
•Highest Daily Lifetime Income v2.1 with HD DB is elected on September 4 of the following calendar year
•The Unadjusted Account Value at benefit election was $105,000
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1 with HD DB
•No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1 with HD DB
On October 3rd of the year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%) Protected Withdrawal Value	$109,375.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 70 1/2 (72 for those who would have reached age 70 1/2 after 2019) and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan
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for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as below rules are applied.
A “Calendar Year” runs from January 1 to December 31 of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2020 to 12/31/2020	06/01/2020 to 05/31/2021	01/01/2021 to 12/31/2021
Assume the following:
•RMD Amount for Both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2020 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2021 and 05/31/2021 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2021.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Highest Daily Death Benefit
A Death Benefit is payable under Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Owner (Annuitant if entity-owned), also referred to as the “Single Designated Life”, when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:
(1)The Unadjusted Account Value on the current Valuation Day; and
(2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,
▪increased by any Purchase Payments made on the current Valuation Day and,
▪reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Highest Daily Lifetime Income v2.1 with HD DB.
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A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the decedent and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that the Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Highest Daily Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity will continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Highest Daily Lifetime Income v2.1 with HD DB
•To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Unadjusted Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Highest Daily Lifetime Income v2.1 with HD DB terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments are permitted.
•Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments. Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Unadjusted Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Office. If applying your Unadjusted Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Unadjusted Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income v2.1 with HD DB are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Market Value Adjustment Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
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•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the section titled “Investment Options.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, the DCA Market Value Adjustment Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected or terminated and re-elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for Highest Daily Lifetime Income v2.1 with HD DB
The current charge for Highest Daily Lifetime Income v2.1 with HD DB is 1.50% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.375% of the greater of the prior Valuation Day’s Unadjusted Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, a withdrawal that is not a withdrawal of Excess Income may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1 with HD DB, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be between 50 and 79 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1 with HD DB, except if (a) the new Owner has the same taxpayer identification number as the
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previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Highest Daily Lifetime Income v2.1 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 with HD DB so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 with HD DB at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit, including the HD DB, will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner (or Annuitant for entity-owned annuities);
(v)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 with HD DB, other than upon the death of the Owner or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 with HD DB terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the Additional Tax Considerations section under Highest Daily Lifetime Income v2.1 above.
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SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 WITH HIGHEST DAILY DEATH BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit (“HD DB”) is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. This benefit also provides for a highest daily death benefit, subject to the terms of the benefit. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time.
We offer a benefit that guarantees, until the death of the Remaining Designated Life (as described below) (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Unadjusted Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Unadjusted Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Unadjusted Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income) (“Guarantee Payments”). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 with HD DB after the death of the first spouse (subject to the provisions below regarding a Remaining Designated Life), and also want to provide a death benefit. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.
An integral component of Spousal Highest Daily Lifetime Income v2.1 with HD DB is the predetermined mathematical formula we employ that may periodically transfer your Unadjusted Account Value to and from the AST Investment Grade Bond Sub-account. See the section above titled “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 with HD DB is the spousal version of Highest Daily Lifetime Income v2.1 with HD DB. Spousal Highest Daily Lifetime Income v2.1 is offered with or without the HD DB component; however, you may only elect HD DB with Spousal Highest Daily Lifetime Income v2.1, and you must elect the HD DB benefit at the time you elect Spousal Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 without HD DB and would like to add the feature later, you must first terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB (subject to availability and benefit re-election provisions). Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1 and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Unadjusted Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime Income v2.1 with HD DB is offered as an alternative to other lifetime withdrawal options. Currently, if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 with HD DB must be elected based on two designated lives, as described below. Each designated life must be between the ages of 50 and 79 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 with HD DB is not available if you elect any other optional living or death benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, you must allocate your Unadjusted Account Value in accordance with the permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Investment Options” section.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Unadjusted Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Unadjusted Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB. As to the impact of such a scenario on any other optional benefit, please see the following sections in this prospectus: “Highest Daily Lifetime Income v2.1 Benefit”, “Spousal Highest Daily Lifetime Income v2.1 Benefit” and “Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit”.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, subject to the 6 or 12 Month DCA Program’s rules. See the section of this prospectus titled “6 or 12 Month Dollar Cost Averaging Program” for details. No Long-Term Market Value Adjustment Option is permitted if you elect any optional benefit.
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Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Unadjusted Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Unadjusted Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Unadjusted Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Unadjusted Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End date
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Unadjusted Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Unadjusted Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below titled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1 with HD DB
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger spousal designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life. If you elected this benefit and one of the Spousal Designated Lives becomes the Remaining Designated Life, we will continue to use the age of the younger of both the original Spousal Designated Lives for purposes of calculating the applicable Annual Income percentage. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Unadjusted Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Unadjusted Account Value. This means that an amount greater than the amount you requested will be deducted from your Unadjusted Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause
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cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 with HD DB and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
After your first Lifetime Withdrawal and before your Unadjusted Account Value is reduced to zero, you may make additional Purchase Payments, subject to the limits in the next paragraph. We reserve the right not to accept additional Purchase Payments if the Unadjusted Account Value becomes zero.
While Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and Withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 with HD DB. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 with HD DB through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Unadjusted Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger spousal designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Unadjusted Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Unadjusted Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Unadjusted Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the table titled “Your Optional Benefit Fees and Charges”.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 with HD DB does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1 with HD DB, if your cumulative
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Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Unadjusted Account Value, it is possible for the Unadjusted Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v2.1 with HD DB or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1
•Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on August 1 of the following calendar year
•Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1 with HD DB
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). The Highest Daily Death Benefit Amount is $115,420. Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900) and the Highest Daily Death Benefit Amount ($115,420 less $2,500 = $112,920.).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29, the Account Value at the time and immediately prior to this withdrawal is $118,000, and the Highest Daily Death Benefit Amount is $112,920. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0, and reduces the Highest Daily Death Benefit Amount on a dollar-for dollar basis to $110,020. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years and the Highest Daily Death Benefit Amount on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount and the Highest Daily Death Benefit Amount).
Here is the calculation:

Annual Income Amount		Highest Daily Death Benefit Amount
Account Value before Lifetime Withdrawal	$118,000.00	Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00	Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,900	$115,100.00	Account Value immediately before Excess Income of $2,900	$115,100.00
Excess Income amount	$2,100.00	Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%	Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00	HD DB Amount	$110,020.00
1.82% Reduction in Annual Income Amount	$98.28	1.82% Reduction in Annual Income Amount	$2,002.36
Annual Income Amount for future Annuity Years	$5,301.72	Highest Daily Death Benefit Amount	$108,017.64
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the appropriate percentage (based on the younger designated life’s age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
For this example, assume the Annual Income Amount for this Annuity Year is $10,800. Also assume that a Lifetime Withdrawal of $5,400 was previously taken during the Annuity Year and a $10,000 withdrawal resulting in $4,600 of Excess Income on June 29 reduces the amount to $10,259.75 for future years. For the next Annuity Year, the Annual Income Amount will be stepped up if 4.5% of the highest daily Unadjusted Account Value, adjusted for withdrawals and Purchase Payments is greater than $10,259.75. Steps for determining the daily values are displayed below. Only the June 28 value is being adjusted for Excess Income; the June 30, July 1, and July 2 Valuation Dates occur after the Excess Income withdrawal on June 29.
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Date*	Unadjusted Account Value	Highest Daily Value (adjusted for withdrawal and purchase payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
June 28	$238,000.00	$238,000.00	$10,710.00
June 29	$226,500.00	$227,994.52	$10,259.75
June 30	$226,800.00	$227,994.52	$10,259.75
July 1	$233,500.00	$233,500.00	$10,507.50
July 2	$231,900.00	$233,500.00	$10,507.50
*    In this example, the Annuity Anniversary date is July 2. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be the Annuity Anniversary and every day following the Annuity Anniversary. The Annuity Anniversary Date of July 2 is considered the first Valuation Date in the Annuity Year.
**    In this example, the first daily value after the first Lifetime Withdrawal is $238,000 on June 28, resulting in an adjusted Annual Income Amount of $10,710.00. This amount is adjusted on June 29 to reflect the $10,000 withdrawal. The adjustments are determined as follows:
•The Unadjusted Account Value of $238,000 on June 28 is first reduced dollar-for-dollar by $5,400 ($5,400 is the remaining Annual Income Amount for the Annuity Year), resulting in Unadjusted Account Value of $232,600 before the Excess Income.
•This amount ($232,600) is further reduced by 1.98% the ratio of Excess Income of $4,600 ($10,000 withdrawal minus non-excess amount of $5,400) divided by the Account Value ($232,600) immediately preceding the Excess Income. This results in a Highest Daily Value of $227,994.52 after the adjustment.
•The adjusted June 29 Highest Daily Value, $227,994.52, is carried forward to the next Valuation Date of June 30. At this time, we compare this amount to the Unadjusted Account Value on June 30, $226,800. Since the June 29 adjusted Highest Daily Value of $227,994.52 is greater than the June 30 Unadjusted Account Value, we will continue to carry $227,994.52 forward to the next Valuation Date of July 1. The Unadjusted Account Value on July 1, $233,500, becomes the Highest Daily Value since it exceeds the $227,994.52 carried forward.
•The July 1 adjusted Highest Daily Value of $233,500 is also greater than the July 2 Unadjusted Account Value of $231,900, so the $233,500 will be carried forward to the first Valuation Date of July 2.
In this example, the final Highest Daily Value of $233,500 is converted to an Annual Income Amount based on the applicable Withdrawal Percentage of 4.5%, generating an Annual Income Amount of $10,507.50. Since this amount is greater than the current year's Annual Income Amount of $10,435.50 (adjusted for Excess Income), the Annual Income Amount for the next Annuity Year, starting on July 2 and continuing through July 1 of the following calendar year, will be stepped-up to $10,507.50.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1 with HD DB. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1 with HD DB. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value. It will also proportionally reduce the Highest Daily Death Benefit Amount. It will reduce each value by the percentage the total withdrawal amount (including any applicable CDSC and Market Value Adjustment) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3
•Spousal Highest Daily Lifetime Income v2.1 with HD DB is elected on September 4 of the following calendar year
•The Unadjusted Account Value at benefit election was $105,000
•Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1 with HD DB
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1 with HD DB
On October 3 of the same year the benefit is elected, the Protected Withdrawal Value is $125,000, the Highest Daily Death Benefit Amount is $115,420, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3 and is designated as a
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Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 with HD DB will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375.00
Highest Daily Death Benefit Amount	$100,992.50
Required Minimum Distributions
See the sub-section titled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 with HD DB for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Highest Daily Death Benefit
A Death Benefit is payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB (until we begin making Guarantee Payments under the benefit or annuity payments have begun) upon the death of the Remaining Designated Life when we receive Due Proof of Death. The Death Benefit is the greatest of: the Minimum Death Benefit (described later in this prospectus) or the Highest Daily Death Benefit Amount described below.
Highest Daily Death Benefit Amount:
On the date you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, the Highest Daily Death Benefit Amount is equal to your Unadjusted Account Value. On each subsequent Valuation Day, until the date of death of the decedent, the Highest Daily Death Benefit Amount will be the greater of:
(1)The Unadjusted Account Value on the current Valuation Day; and
(2)The Highest Daily Death Benefit Amount of the immediately preceding Valuation Day,
•increased by any Purchase Payments made on the current Valuation Day and,
•reduced by the effect of withdrawals made on the current Valuation Day, as described below.
Please note that the Highest Daily Death Benefit Amount does not have any guaranteed growth rate associated with it and therefore can be a different amount than any of the guaranteed values associated with the living benefit features of Spousal Highest Daily Lifetime Income v2.1 with HD DB.
A Non-Lifetime Withdrawal will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Non-Lifetime Withdrawal to the Account Value immediately prior to the Non-Lifetime Withdrawal. A Lifetime Withdrawal that is not considered Excess Income will reduce the Highest Daily Death Benefit Amount (dollar-for-dollar) by the amount of the withdrawal. All or a portion of a Lifetime Withdrawal that is considered Excess Income will proportionately reduce the Highest Daily Death Benefit Amount by the ratio of the Excess Income to the Account Value immediately prior to the withdrawal of the Excess Income.
The Highest Daily Death Benefit will be calculated on the date of death of the Remaining Designated Life and will be:
•increased by the amount of any additional Adjusted Purchase Payments, and
•reduced by the effect of any withdrawals (as described in the preceding paragraph), made during the period between the decedent’s date of death and the date we receive Due Proof of Death.
Please note that Highest Daily Death Benefit Amount is available only until we make Guarantee Payments under Spousal Highest Daily Lifetime Income v2.1 with HD DB or annuity payments begin. This means that any withdrawals that reduce your Unadjusted Account Value to zero will also reduce the Highest Daily Death Benefit Amount to zero.
All other provisions applicable to Death Benefits under your Annuity continue to apply. See the “Death Benefits” section of this prospectus for more information pertaining to Death Benefits.
Benefits Under Spousal Highest Daily Lifetime Income v2.1 with HD DB
•To the extent that your Unadjusted Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and Guarantee Payments amounts are still payable under Spousal Highest Daily Lifetime Income v2.1 with HD DB, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Unadjusted Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will continue to make payments until the simultaneous deaths of both spousal designated lives, or the death of the Remaining Designated Life. After the Unadjusted Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Unadjusted Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 with HD DB
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terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted.
•Please note that if your Unadjusted Account Value is reduced to zero, all subsequent payments will be treated as Guarantee Payments. Further, the Guarantee Payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.
•Please note that if your Unadjusted Account Value is reduced to zero due to withdrawals or annuitization, any Death Benefit value, including that of the HD DB feature, will terminate. This means that the HD DB is terminated and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Unadjusted Account Value, less any applicable state required premium tax, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the Remaining Designated Life. We must receive your request in a form acceptable to us at our office. If applying your Unadjusted Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable Internal Revenue Service tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Unadjusted Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 with HD DB benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 with HD DB is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Market Value Adjustment Options. If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds pro rata.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge free withdrawal amount. For example, if your Charge free withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Unadjusted Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Unadjusted Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section titled “Investment Options.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudential.com.
•Transfers to and from the Permitted Sub-accounts, the DCA Market Value Adjustment Options, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Unadjusted Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Unadjusted Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Unadjusted Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Unadjusted Account Value to comply with any new requirements.
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•If you elected or terminated and re-elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the permitted Sub-accounts that you have designated. During this reallocation process, your Unadjusted Account Value allocated to the permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 with HD DB reduce your Unadjusted Account Value to zero. This means that any Death Benefit, including the HD DB, will terminate and no Death Benefit is payable if your Unadjusted Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefits” for more information.)
•Spousal Continuation: If a Death Benefit is not payable on the death of a spousal designated life (e.g., if the first of the spousal designated lives to die is the Beneficiary but not an Owner), Spousal Highest Daily Lifetime Income v2.1 with HD DB will remain in force unless we are instructed otherwise.
Charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB
The current charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 1.60% annually of the greater of Unadjusted Account Value and Protected Withdrawal Value. The maximum charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB is 2.00% annually of the greater of the Unadjusted Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.40% of the greater of the prior Valuation Day’s Unadjusted Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Unadjusted Account Value falling below the lesser of $500 or 5% of the sum of the Unadjusted Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Unadjusted Account Value to fall below the Account Value Floor. If the Unadjusted Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Unadjusted Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 with HD DB would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Unadjusted Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Unadjusted Account Value to zero, withdrawals may reduce the Unadjusted Account Value to zero. If the Unadjusted Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 with HD DB can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 with HD DB only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be between 50-79 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be between 50 and 79 years old at the time of election; or
•One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be between 50 and 79 years old at the time of election.
Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit, however if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1 with HD DB. If the
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designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 with HD DB may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 with HD DB can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime Income v2.1 with HD DB and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1 with HD DB, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 with HD DB will be based on your Unadjusted Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1 with HD DB. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a pro rata basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken pro rata.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life who is an Owner (or who is the Annuitant if entity-owned), if the Remaining Designated Life elects not to continue the Annuity;
(ii)upon our receipt of Due Proof of Death of an Owner (or Annuitant if entity-owned) if the surviving spouse is not eligible to continue the benefit because such spouse is not a spousal designated life and there is any Unadjusted Account Value on the date of death;
(iii)upon our receipt of Due Proof of Death of the Remaining Designated Life if a Death Benefit is payable under this benefit;
(iv)your termination of the benefit;
(v)your surrender of the Annuity;
(vi)when annuity payments begin (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vii)both the Unadjusted Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(viii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value (subject to state law – please see Appendix B for Special Contract Provisions for Annuities Issued in Certain States);* or
(ix)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed owner, annuitant or beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 with HD DB other than upon the death of the Remaining Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Unadjusted Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, pro rata (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Unadjusted Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
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How Spousal Highest Daily Lifetime Income v2.1 with HD DB Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Unadjusted Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v2.1 above.
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DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the Total Insurance Charge and may be subject to Sub-account fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of the entire universe of eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit may be impacted by the Insurance Charge and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Death Benefit in connection with an optional living benefit).
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), any Death Benefit (including the Minimum Death Benefit, any optional Death Benefit and Highest Daily Lifetime Income v2.1 with HD DB and Spousal Highest Daily Lifetime Income v2.1 with HD DB) that applies will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Unadjusted Account Value on the date we receive Due Proof of Death. Thus, if you had elected Highest Daily Lifetime Income v2.1 with HD DB or Spousal Highest Daily Lifetime Income v2.1 with HD DB, and the suspension was in effect, you would be paying the fee for the optional Death Benefit, Highest Daily Lifetime Income v2.1 with HD DB or Spousal Highest Daily Lifetime Income v2.1 with HD DB even though during the suspension period your Death Benefit would be limited to the Unadjusted Account Value. After the two-year suspension period is completed the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.
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Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
MINIMUM DEATH BENEFIT
Each Annuity provides a minimum Death Benefit at no additional charge. The amount of the minimum Death Benefit is equal to the greater of:
•The sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
•Your Unadjusted Account Value on the date we receive Due Proof of Death
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Unadjusted Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Unadjusted Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuance. However, any additional Purchase Payments applied after the date the continuance is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Subsequent to spousal continuation, the minimum Death Benefit will be equal to the greater of:
•The Unadjusted Account Value on the effective date of the spousal continuance, plus all Purchase Payments you have made since the spousal continuance until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal; and
•The Unadjusted Account Value on Due Proof of Death of the surviving spouse.
With respect to Highest Daily Lifetime Income v2.1 with HD DB and Spousal Highest Daily Lifetime Income v2.1 with HD DB:
•If the Highest Daily Death Benefit is not payable upon the death of a Spousal Designated Life, and the Remaining Designated Life chooses to continue the Annuity, the benefit will remain in force unless we are instructed otherwise.
•If a Death Benefit is not payable upon the death of a Spousal Designated Life (e.g., if the first of the Spousal Designated Lives to die is the Beneficiary but not an Owner), the benefit will remain in force unless we are instructed otherwise.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Any Optional Death Benefit in effect at the time the first of the spouses dies will continue only if spousal assumption occurs prior to the Death Benefit Target Date and prior to the assuming spouse’s 80th birthday. If spousal assumption occurs after the Death Benefit Target Date (or the 80th birthday of the assuming spouse), then any Optional Death Benefit will terminate as of the date of spousal assumption. In that event, the assuming spouse’s Death Benefit will equal the basic Death Benefit.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuance, annuity payments would begin immediately.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent's death before the Annuity Date, the Death Benefit must be distributed:
•within five (5) years of the date of death (the “5 Year Deadline”); or
•as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
•as a lump sum payment; or
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•as a series of required distributions under the Beneficiary Continuation Option as described below in the section titled “Beneficiary Continuation Option,” unless you have made an election prior to Death Benefit proceeds becoming due.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” “Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death.
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See “Tax Considerations” and consult your tax adviser.
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BENEFICIARY CONTINUATION OPTION
Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections titled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans”. This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities. This option is different from the “Beneficiary Annuity”, because the Beneficiary Continuation Option is a death benefit payout option used explicitly for annuities issued by a Prudential affiliate. Under the Beneficiary Continuation Option:
•The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
•The Annuity will be continued in the Owner's name, for the benefit of the Beneficiary.
•Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.
•Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Unadjusted Account Value. The fee will only apply if the Unadjusted Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
•The initial Account Value will be equal to any Death Benefit (including any optional Death Benefit in connection with an optional living benefit) that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
•The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
•The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
•No Market Value Adjustment Options will be offered for Beneficiary Continuation Options.
•No additional Purchase Payments can be applied to the Annuity. Multiple death benefit cannot be combined in a single Beneficiary Continuation Option.
•The basic Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
•The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary's withdrawal rights.
•Withdrawals are not subject to CDSC.
•Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor. However, the distributions will continue to be based on the Key Life of the Beneficiary Continuation Option the successor received the death benefit proceeds from.
•If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.
We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.
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VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Office. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Office in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will
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not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Charge free withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Office in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Office.
Change in Daily Asset-Based Charges: After the 9th Annuity year, your Annuity will become subject to a lower daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the same Sub-accounts that reflect the decreased Insurance Charge (and the charge for any optional benefits you have elected). The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of units and unit price will not affect your Account Value at the time that the transaction is processed. However, beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the decreased Insurance Charge and any other optional benefits that you have elected.
Termination of Optional Benefits: In general, if an optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. However, for the Highest Daily Lifetime Income v2.1 benefits, if the benefit terminates for any reason other than death or annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different charge.

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TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Advisory fee deduction programs are not permitted if the Annuity is commission based or has a living benefit. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
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Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $12,750 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½;
•the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
•the amount received is attributable to your becoming disabled (as defined in the Code);
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
•the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before
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August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
•As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
•Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
•Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
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Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:
•Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
•Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
•A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
•H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
•Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
•Section 457 plans (subject to 457 of the Code).
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A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
•You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•Your rights as Owner are non-forfeitable;
•You cannot sell, assign or pledge the Annuity;
•The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
•The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70½ (or age 72, for distributions required to be made after December 31, 2019, with respect to individuals who attain 70 ½ after such date); and
•Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax described below;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
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•If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
•SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
•SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
•Contributions to a Roth IRA cannot be deducted from your gross income;
•“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59½;
•Your severance of employment;
•Your death;
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•Your total and permanent disability; or
•Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date), or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ (or age 72 shall apply to distributions required to be made after December 31, 2019, with respect to individuals who attain age 70½ after such date) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
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Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. The information provided below applies to Owners who die after 2019. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
•If you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).
Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence by December 31st of the year after your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within 10 years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 18 and any remaining interest must be distributed with 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).
If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
The new post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the law can apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries. You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
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For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
10 % Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½ or die;
•the amount received is attributable to your becoming disabled; or
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
•For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans. While most provisions applied only to 2020, certain items impact future years as well.
Waiver of Required Minimum Distributions (RMDs) for 2020. The requirement to take minimum distributions from defined contribution plans and IRAs was waived for 2020. For deaths occurring before 2020, if the post-death 5-year rule applies, the 5-year period is determined without regard to calendar year 2020 and thus, the 5 year rule is extended by one year. The 1-year election rule for life expectancy payments by an eligible beneficiary is also extended by 1 year so that for a 2019 death, the election for a lifetime payout can be made by December 31, 2021.
Withdrawals from Employer Plans and IRAs, including Roth IRAs. Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs. The relief applies to such distributions made at any time on or after January 1, 2020 and before December 31, 2020 and permits recontribution of such distribution to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Plan Loans. Relief is provided with respect to plan loans taken by any “qualified individual” (as defined by federal tax law) who is affected by the coronavirus in that the due date for any repayment on a loan that otherwise is due between March 27, 2020 (the date of enactment) and December 31, 2020, would be delayed for one year. This also would extend the maximum loan period (normally five years).
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that
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certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

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OTHER INFORMATION
PRUCO LIFE AND THE SEPARATE ACCOUNT
Pruco Life. Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime v2.1) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 888-778-2888. Pruco Life files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudential.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2020, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
Venio Systems LLC	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
The Separate Account. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
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•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
With the Market Value Adjustment Options, we use a separate account of Pruco Life different from the Pruco Life Flexible Premium Variable Annuity Account discussed above. The separate account for the Market Value Adjustment Options is not registered under the Investment Company Act of 1940. Moreover, you do not participate in the appreciation or depreciation of the assets held by that separate account.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Fees and Payments Received by Pruco Life
As detailed below, Pruco Life and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios
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available under the Annuity. For the annual period ended December 31, 2020, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $1,500.00 to $246,998.00 These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Variable Investment Option; or
(4)differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Confirmations, Statements, and Reports
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Website at www.prudential.com or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t)/72(q) payments and Required Minimum Distributions),
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bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively to Owners or, with your prior consent, make such documents available electronically through our Website or other electronic means.
Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
DISTRIBUTION OF ANNUITIES OFFERED BY PRUCO LIFE
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made up to a maximum of 7.15% for the B Series, 5.5% for the L Series and 2.0% for the C Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Unadjusted Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
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The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2020) received compensation with respect to our annuity business generally during 2020 (or as to which a payment amount was accrued during 2020). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2020 retrospective depiction. During 2020, non-cash compensation received by Firms and Entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by Firms ranged from $4.40 to $12,514,361.56.
All of the Firms and Entities listed below received non-cash compensation during 2020. In addition, Firms in bold also received cash compensation during 2020.

1st Global Capital Corp.	CFD Investments, Inc.	MML Investors Services, Inc.
3 Mark Financial Texas, Inc.	Chesapeake Brokerage, LLC.	Money Concepts Capital Corp.
Aaron Advantage Agency	Citigroup Global Markets Inc.	Morgan Stanley Smith Barney
Advantage Insurance Network, Inc.	Citizens Securities, Inc.	National Securities Corp.
Advisor Group	COMERICA SECURITIES, INC.	New York Life Insurance Company
Advisors Excel, LLC	Commonwealth Financial Network	Newbridge Securities Corp.
Aegon Transamerica	Concord Financial Advisors	Next Financial Group, Inc.
AimcoR Group	Crown Capital Securities, L.P.	OneAmerica Securities, Inc.
AIP Marketing Alliance, Inc.	Crump	OPPENHEIMER & CO, INC.
ALHA	CUNA Brokerage Svcs, Inc.	Packerland Brokerage Svcs,Inc
Allegis Insurance Agency, Inc.	CUSO Financial Services, L.P.	Park Avenue Securities, LLC
Allianz	David Lerner and Associates	Parkland Securities
Allstate Financial Srvcs, LLC	Edward Jones & Co.	Pinnancle Investments, LLC
American Financial Associates	Equity Services, Inc.	PNC Investments, LLC
American Independent Securities Group, LLC	Fidelity Investments	ProEquities
AMERICAN PORTFOLIO FIN SVCS INC	First Citizens Bank	Prospera Financial Services, Inc.
Ameriprise Financial, Inc.	Fortune Financial Services, Inc.	Prudential Annuities
Ameritas Investment Corp.	Founders Financial Securities, LLC	Purshe Kaplan Sterling Investments
APW Capital, Inc.	FSC Securities Corp.	Raymond James Financial Svcs
Aquafil S.P.A.	FTB Advisors, Inc.	RBC CAPITAL MARKETS CORPORATION
Arete Wealth Management	GamePlan Financial Marketing, LLC.	RNR Securities, L.L.C.
Arkadios Capital	Garden State Securities, Inc.	Robert W. Baird & Co., Inc.
Arthur J. Gallagher	Geneos Wealth Management, Inc.	Royal Alliance Associates
Ash Brokerage Corporation	Goldman Sachs & Co.	SA Stone Wealth Management
Atlas Financial Partners, LLC	Gradient Securities, LLC	SAGEPOINT FINANCIAL, INC.
Ausdal Financial Partners, Inc.	GWN Securities, Inc.	Scott & Stringfellow
AXA Advisors, LLC	H. Beck, Inc.	Securian Financial Svcs, Inc.
Ballew Investments	H.D. Vest Investment	Securities America, Inc.
BankersLife Securities	Hantz Financial Services, Inc.	Securities Service Network
BB&T Investment Services, Inc.	Harbour Investment, Inc.	Sigma Financial Corporation
BBVA Compass Investment Solutions, Inc.	HSBC	Stifel Nicolaus & Co.
BCG Securities, Inc.	Independent Financial Grp, LLC	SunTrust Investment Services, Inc.
Becker Suffern McLanahan, Ltd.	Infinex Financial Group	T. Rowe Price Group, Inc.
Belman Klein Associates, LTD	Investacorp	TFS Securities, Inc.
Benson Blackburn	J.J.B. Hilliard Lyons, Inc.	The Investment Center
Berson-Sokol Agency, Inc.	J.P. Morgan	The Prudential Insurance Company of America
Berthel Fisher & Company	J.W. Cole Financial, Inc.	TransAmerica Financial Advisors, Inc.
BlackRock Financial Management Inc.	Janney Montgomery Scott, LLC.	Triad Advisors, Inc.
Borden Hamman Agency, Inc.	Kestra Financial, Inc.	UBS Financial Services, Inc.
Cadaret, Grant & Co., Inc.	KMS Financial Services, Inc.	United Planners Fin. Serv.
Calton & Associates, Inc	Kovack Securities, Inc.	US Bank
Cambridge Investment Research, Inc.	Lincoln Financial Advisors	VOYA Financial Advisors
Cantella & Co., Inc.	Lincoln Financial Securities Corporation	WADDELL & REED INC.
CAPE SECURITIES, INC.	Lincoln Investment Planning	Wells Fargo Advisors LLC
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Capital Analysts	Lion Street	WELLS FARGO ADVISORS LLC - WEALTH
Capital Financial Services	LPL Financial Corporation	Wells Fargo Investments LLC
Capital Investment Group, Inc.	M Holdings Securities, Inc	Woodbury Financial Services
Capitas Financial LLC	M&T Securities
Centaurus Financial, Inc.	Mercer Allied Company L.P.
Cetera Advisor Network LLC	Merrill Lynch
The Firms listed below received cash compensation during 2020 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
WATERSTONE FINANCIAL GROUP INC
Mutual Service Corporation
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.
INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:
•Company
•Experts
•Principal Underwriter
•Payments Made to Promote Sale of Our Products
•Cyber Security and Business Continuity Risks
•Determination of Accumulation Unit Values
•Financial Statements
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HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com, our Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

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APPENDIX A – ACCUMULATION UNIT VALUES
The following tables show the accumulation Unit Values and the number of outstanding units for each variable investment option under the Annuity on the last business day of the periods shown. The Unit Values and number of units outstanding are for Annuities under the Separate Account with the same daily asset charge which may include other annuities offered. This information reflects Sub-Account names as of December 31, 2020. Please refer to the Investment Options section of the prospectus for information on name changes.

PREMIER RETIREMENT B SERIES (contracts issued on or after 2-25-2013 and before 2-10-2014)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.45%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/25/2013 to 12/31/2013	9.91333	10.61030	7,182,968
01/01/2014 to 12/31/2014	10.61030	10.85572	12,899,575
01/01/2015 to 12/31/2015	10.85572	10.35394	15,822,050
01/01/2016 to 12/31/2016	10.35394	10.85058	17,688,680
01/01/2017 to 12/31/2017	10.85058	12.03932	19,250,822
01/01/2018 to 12/31/2018	12.03932	10.89853	17,496,247
01/01/2019 to 12/31/2019	10.89853	12.46491	21,103,456
01/01/2020 to 12/31/2020	12.46491	12.80235	20,629,481
AST Advanced Strategies Portfolio
02/25/2013 to 12/31/2013	9.88680	11.12429	28,328,961
01/01/2014 to 12/31/2014	11.12429	11.63271	55,421,875
01/01/2015 to 12/31/2015	11.63271	11.55605	70,974,577
01/01/2016 to 12/31/2016	11.55605	12.19811	76,761,315
01/01/2017 to 12/31/2017	12.19811	14.05650	80,564,388
01/01/2018 to 12/31/2018	14.05650	13.03617	78,540,939
01/01/2019 to 12/31/2019	13.03617	15.65551	86,872,670
01/01/2020 to 12/31/2020	15.65551	17.07626	81,292,312
AST AllianzGI World Trends Portfolio
02/25/2013 to 12/31/2013	9.92232	10.83902	18,727,723
01/01/2014 to 12/31/2014	10.83902	11.23093	36,700,361
01/01/2015 to 12/31/2015	11.23093	11.04965	73,055,389
01/01/2016 to 12/31/2016	11.04965	11.41400	80,894,971
01/01/2017 to 12/31/2017	11.41400	13.07488	84,833,896
01/01/2018 to 12/31/2018	13.07488	11.86614	78,735,185
01/01/2019 to 12/31/2019	11.86614	13.80460	85,685,590
01/01/2020 to 12/31/2020	13.80460	15.52248	78,585,540
AST Balanced Asset Allocation Portfolio
02/25/2013 to 12/31/2013	9.89987	11.23550	19,836,356
01/01/2014 to 12/31/2014	11.23550	11.79468	42,344,995
01/01/2015 to 12/31/2015	11.79468	11.67893	59,716,790
01/01/2016 to 12/31/2016	11.67893	12.23487	75,454,564
01/01/2017 to 12/31/2017	12.23487	13.85514	85,893,434
01/01/2018 to 12/31/2018	13.85514	12.97949	92,073,100
01/01/2019 to 12/31/2019	12.97949	15.27503	107,683,167
01/01/2020 to 12/31/2020	15.27503	16.82496	104,672,526
AST BlackRock Global Strategies Portfolio
02/25/2013 to 12/31/2013	9.93226	10.73965	7,020,410
01/01/2014 to 12/31/2014	10.73965	11.10195	13,968,234
01/01/2015 to 12/31/2015	11.10195	10.61269	21,659,285
01/01/2016 to 12/31/2016	10.61269	11.18706	27,333,582
01/01/2017 to 12/31/2017	11.18706	12.41579	32,218,663
01/01/2018 to 12/31/2018	12.41579	11.58892	33,500,878
01/01/2019 to 12/31/2019	11.58892	13.43334	39,492,272
01/01/2020 to 12/31/2020	13.43334	13.86569	38,464,040

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
02/25/2013 to 12/31/2013	10.00827	9.67960	148,432
01/01/2014 to 12/31/2014	9.67960	9.52988	332,005
01/01/2015 to 12/31/2015	9.52988	9.43735	405,040
01/01/2016 to 12/31/2016	9.43735	9.45283	541,277
01/01/2017 to 12/31/2017	9.45283	9.47488	884,386
01/01/2018 to 12/31/2018	9.47488	9.40580	1,263,025
01/01/2019 to 12/31/2019	9.40580	9.69771	1,474,002
01/01/2020 to 12/31/2020	9.69771	9.80176	2,036,286
AST BlackRock/Loomis Sayles Bond Portfolio
02/25/2013 to 12/31/2013	10.02276	9.69455	512,567
01/01/2014 to 12/31/2014	9.69455	9.95820	641,169
01/01/2015 to 12/31/2015	9.95820	9.60692	819,422
01/01/2016 to 12/31/2016	9.60692	9.86820	920,575
01/01/2017 to 12/31/2017	9.86820	10.14957	1,192,812
01/01/2018 to 12/31/2018	10.14957	9.93550	1,706,494
01/01/2019 to 12/31/2019	9.93550	10.69475	2,222,516
01/01/2020 to 12/31/2020	10.69475	11.31597	3,068,369
AST Capital Growth Asset Allocation Portfolio
02/25/2013 to 12/31/2013	9.87286	11.61737	15,371,751
01/01/2014 to 12/31/2014	11.61737	12.24977	37,545,095
01/01/2015 to 12/31/2015	12.24977	12.13656	56,239,578
01/01/2016 to 12/31/2016	12.13656	12.77860	75,597,919
01/01/2017 to 12/31/2017	12.77860	14.84676	93,225,739
01/01/2018 to 12/31/2018	14.84676	13.72062	100,292,316
01/01/2019 to 12/31/2019	13.72062	16.52996	125,578,552
01/01/2020 to 12/31/2020	16.52996	18.47634	123,090,565
AST ClearBridge Dividend Growth Portfolio
02/25/2013 to 12/31/2013	9.99880	11.68327	26,211
01/01/2014 to 12/31/2014	11.68327	13.08084	64,460
01/01/2015 to 12/31/2015	13.08084	12.43077	117,719
01/01/2016 to 12/31/2016	12.43077	14.07561	244,576
01/01/2017 to 12/31/2017	14.07561	16.42486	377,850
01/01/2018 to 12/31/2018	16.42486	15.41414	430,313
01/01/2019 to 12/31/2019	15.41414	19.90457	505,658
01/01/2020 to 12/31/2020	19.90457	20.54307	626,516
AST Cohen & Steers Global Realty Portfolio
02/25/2013 to 12/31/2013	9.85357	10.08073	63,058
01/01/2014 to 12/31/2014	10.08073	11.31775	79,303
01/01/2015 to 12/31/2015	11.31775	11.14360	89,637
01/01/2016 to 12/31/2016	11.14360	11.08064	96,575
01/01/2017 to 12/31/2017	11.08064	12.10910	111,162
01/01/2018 to 12/31/2018	12.10910	11.37058	150,909
01/01/2019 to 12/31/2019	11.37058	14.02135	171,501
01/01/2020 to 12/31/2020	14.02135	13.41103	170,767
AST Cohen & Steers Realty Portfolio
02/25/2013 to 12/31/2013	9.81745	9.68396	88,173
01/01/2014 to 12/31/2014	9.68396	12.49380	197,615
01/01/2015 to 12/31/2015	12.49380	12.90905	283,390
01/01/2016 to 12/31/2016	12.90905	13.33479	341,653
01/01/2017 to 12/31/2017	13.33479	13.96269	444,662
01/01/2018 to 12/31/2018	13.96269	13.10497	447,067
01/01/2019 to 12/31/2019	13.10497	16.94669	496,564
01/01/2020 to 12/31/2020	16.94669	16.22717	465,861

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	9.91011	9.82118	32,715
01/01/2014 to 12/31/2014	9.82118	9.22546	118,216
01/01/2015 to 12/31/2015	9.22546	7.57096	135,495
01/01/2016 to 12/31/2016	7.57096	8.38367	144,643
01/01/2017 to 12/31/2017	8.38367	10.44175	223,619
01/01/2018 to 12/31/2018	10.44175	8.84419	310,734
01/01/2019 to 12/31/2019	8.84419	9.87930	338,748
01/01/2020 to 12/31/2020	9.87930	10.13130	1,172,691
AST Fidelity Institutional AM® Quantitative Portfolio
02/25/2013 to 12/31/2013	9.87475	11.06340	14,081,003
01/01/2014 to 12/31/2014	11.06340	11.24668	26,641,620
01/01/2015 to 12/31/2015	11.24668	11.19344	42,646,580
01/01/2016 to 12/31/2016	11.19344	11.50064	56,143,882
01/01/2017 to 12/31/2017	11.50064	13.20131	62,374,888
01/01/2018 to 12/31/2018	13.20131	12.00129	59,171,426
01/01/2019 to 12/31/2019	12.00129	14.19281	65,405,177
01/01/2020 to 12/31/2020	14.19281	15.21222	61,865,170
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99960	10.07038	1,043,538
AST Goldman Sachs Multi-Asset Portfolio
02/25/2013 to 12/31/2013	9.89797	10.52772	12,840,877
01/01/2014 to 12/31/2014	10.52772	10.79436	27,006,384
01/01/2015 to 12/31/2015	10.79436	10.54112	31,520,843
01/01/2016 to 12/31/2016	10.54112	10.93448	35,176,162
01/01/2017 to 12/31/2017	10.93448	12.09999	54,571,678
01/01/2018 to 12/31/2018	12.09999	11.08202	51,692,313
01/01/2019 to 12/31/2019	11.08202	12.67105	56,529,619
01/01/2020 to 12/31/2020	12.67105	13.60695	53,132,202
AST Goldman Sachs Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.78473	12.69230	134,116
01/01/2014 to 12/31/2014	12.69230	13.40855	269,558
01/01/2015 to 12/31/2015	13.40855	12.48808	335,971
01/01/2016 to 12/31/2016	12.48808	15.29958	377,056
01/01/2017 to 12/31/2017	15.29958	16.91603	533,160
01/01/2018 to 12/31/2018	16.91603	14.32493	651,177
01/01/2019 to 12/31/2019	14.32493	17.31288	777,524
01/01/2020 to 12/31/2020	17.31288	17.47767	860,689
AST Government Money Market Portfolio
02/25/2013 to 12/31/2013	9.99880	9.87551	182,208
01/01/2014 to 12/31/2014	9.87551	9.73273	417,208
01/01/2015 to 12/31/2015	9.73273	9.59134	630,872
01/01/2016 to 12/31/2016	9.59134	9.45262	837,675
01/01/2017 to 12/31/2017	9.45262	9.34766	1,256,618
01/01/2018 to 12/31/2018	9.34766	9.33113	1,578,479
01/01/2019 to 12/31/2019	9.33113	9.35135	2,187,179
01/01/2020 to 12/31/2020	9.35135	9.23635	3,857,309
AST High Yield Portfolio
02/25/2013 to 12/31/2013	10.01165	10.42183	143,584
01/01/2014 to 12/31/2014	10.42183	10.53346	399,620
01/01/2015 to 12/31/2015	10.53346	10.01085	539,116
01/01/2016 to 12/31/2016	10.01085	11.38492	638,383
01/01/2017 to 12/31/2017	11.38492	12.05861	815,098
01/01/2018 to 12/31/2018	12.05861	11.64672	938,812
01/01/2019 to 12/31/2019	11.64672	13.23393	1,135,063
01/01/2020 to 12/31/2020	13.23393	13.38589	996,978

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.79579	12.84464	65,419
01/01/2014 to 12/31/2014	12.84464	14.39848	204,671
01/01/2015 to 12/31/2015	14.39848	13.07777	241,455
01/01/2016 to 12/31/2016	13.07777	15.45157	268,283
01/01/2017 to 12/31/2017	15.45157	18.15069	361,625
01/01/2018 to 12/31/2018	18.15069	15.35476	517,334
01/01/2019 to 12/31/2019	15.35476	19.59966	493,401
01/01/2020 to 12/31/2020	19.59966	19.36783	522,259
AST International Growth Portfolio
02/25/2013 to 12/31/2013	9.85053	11.48672	24,955
01/01/2014 to 12/31/2014	11.48672	10.69470	84,962
01/01/2015 to 12/31/2015	10.69470	10.87145	159,623
01/01/2016 to 12/31/2016	10.87145	10.30932	160,804
01/01/2017 to 12/31/2017	10.30932	13.75955	343,642
01/01/2018 to 12/31/2018	13.75955	11.75139	529,226
01/01/2019 to 12/31/2019	11.75139	15.29976	497,722
01/01/2020 to 12/31/2020	15.29976	19.80043	517,922
AST International Value Portfolio
02/25/2013 to 12/31/2013	9.85305	11.48447	37,638
01/01/2014 to 12/31/2014	11.48447	10.55923	80,870
01/01/2015 to 12/31/2015	10.55923	10.49117	114,371
01/01/2016 to 12/31/2016	10.49117	10.39940	130,804
01/01/2017 to 12/31/2017	10.39940	12.58705	218,831
01/01/2018 to 12/31/2018	12.58705	10.40208	281,215
01/01/2019 to 12/31/2019	10.40208	12.30385	310,466
01/01/2020 to 12/31/2020	12.30385	12.05201	349,712
AST Investment Grade Bond Portfolio
02/25/2013 to 12/31/2013	10.04453	9.61987	0
01/01/2014 to 12/31/2014	9.61987	10.11836	41,731
01/01/2015 to 12/31/2015	10.11836	10.08864	8,002,708
01/01/2016 to 12/31/2016	10.08864	10.36071	11,917,159
01/01/2017 to 12/31/2017	10.36071	10.65108	376,114
01/01/2018 to 12/31/2018	10.65108	10.46787	154,888,084
01/01/2019 to 12/31/2019	10.46787	11.47459	1,075,252
01/01/2020 to 12/31/2020	11.47459	13.17036	586,596
AST J.P. Morgan Global Thematic Portfolio
02/25/2013 to 12/31/2013	9.90871	11.18390	9,242,629
01/01/2014 to 12/31/2014	11.18390	11.72319	19,635,100
01/01/2015 to 12/31/2015	11.72319	11.43224	27,683,169
01/01/2016 to 12/31/2016	11.43224	11.85459	37,939,784
01/01/2017 to 12/31/2017	11.85459	13.66410	45,199,982
01/01/2018 to 12/31/2018	13.66410	12.47226	45,471,971
01/01/2019 to 12/31/2019	12.47226	14.67966	53,222,746
01/01/2020 to 12/31/2020	14.67966	16.37062	50,624,601
AST J.P. Morgan International Equity Portfolio
02/25/2013 to 12/31/2013	9.81213	11.24111	84,693
01/01/2014 to 12/31/2014	11.24111	10.37303	177,709
01/01/2015 to 12/31/2015	10.37303	9.93699	246,585
01/01/2016 to 12/31/2016	9.93699	9.98239	278,528
01/01/2017 to 12/31/2017	9.98239	12.75329	357,912
01/01/2018 to 12/31/2018	12.75329	10.37195	484,819
01/01/2019 to 12/31/2019	10.37195	13.00423	740,786
01/01/2020 to 12/31/2020	13.00423	14.49194	747,867

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
02/25/2013 to 12/31/2013	9.93591	10.76626	6,846,914
01/01/2014 to 12/31/2014	10.76626	11.18827	12,246,922
01/01/2015 to 12/31/2015	11.18827	11.00591	15,093,869
01/01/2016 to 12/31/2016	11.00591	11.26302	17,799,138
01/01/2017 to 12/31/2017	11.26302	12.44794	19,430,060
01/01/2018 to 12/31/2018	12.44794	11.63766	19,869,407
01/01/2019 to 12/31/2019	11.63766	13.14443	23,056,274
01/01/2020 to 12/31/2020	13.14443	14.42430	22,167,852
AST Jennison Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	9.81311	13.00723	77,814
01/01/2014 to 12/31/2014	13.00723	14.03688	203,139
01/01/2015 to 12/31/2015	14.03688	15.30438	310,830
01/01/2016 to 12/31/2016	15.30438	14.86208	332,970
01/01/2017 to 12/31/2017	14.86208	19.89518	475,758
01/01/2018 to 12/31/2018	19.89518	19.28924	599,302
01/01/2019 to 12/31/2019	19.28924	25.20715	704,112
01/01/2020 to 12/31/2020	25.20715	38.26585	890,124
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99880	11.69306	5,099
01/01/2014 to 12/31/2014	11.69306	13.27988	19,568
01/01/2015 to 12/31/2015	13.27988	13.28923	32,784
01/01/2016 to 12/31/2016	13.28923	14.51867	47,611
01/01/2017 to 12/31/2017	14.51867	17.37243	82,023
01/01/2018 to 12/31/2018	17.37243	15.89493	103,410
01/01/2019 to 12/31/2019	15.89493	19.61010	131,156
01/01/2020 to 12/31/2020	19.61010	21.47997	376,768
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99880	9.94406	209,655
01/01/2015 to 12/31/2015	9.94406	9.71122	4,676,222
01/01/2016 to 12/31/2016	9.71122	10.42425	11,332,714
01/01/2017 to 12/31/2017	10.42425	11.77391	18,027,584
01/01/2018 to 12/31/2018	11.77391	10.88652	22,022,278
01/01/2019 to 12/31/2019	10.88652	12.68704	30,219,539
01/01/2020 to 12/31/2020	12.68704	13.26224	29,677,232
AST Loomis Sayles Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	9.81271	12.76835	49,451
01/01/2014 to 12/31/2014	12.76835	13.91577	190,175
01/01/2015 to 12/31/2015	13.91577	15.09518	227,048
01/01/2016 to 12/31/2016	15.09518	15.70632	263,658
01/01/2017 to 12/31/2017	15.70632	20.58568	327,409
01/01/2018 to 12/31/2018	20.58568	19.74030	343,012
01/01/2019 to 12/31/2019	19.74030	25.60742	418,936
01/01/2020 to 12/31/2020	25.60742	33.20877	480,495
AST MFS Global Equity Portfolio
02/25/2013 to 12/31/2013	9.84836	11.84660	78,999
01/01/2014 to 12/31/2014	11.84660	12.09859	213,117
01/01/2015 to 12/31/2015	12.09859	11.74845	278,766
01/01/2016 to 12/31/2016	11.74845	12.40175	294,833
01/01/2017 to 12/31/2017	12.40175	15.13614	532,328
01/01/2018 to 12/31/2018	15.13614	13.49063	793,444
01/01/2019 to 12/31/2019	13.49063	17.27774	817,259
01/01/2020 to 12/31/2020	17.27774	19.44154	800,121

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
02/25/2013 to 12/31/2013	9.88675	11.30516	3,637,129
01/01/2014 to 12/31/2014	11.30516	11.71380	8,545,240
01/01/2015 to 12/31/2015	11.71380	11.40064	11,959,711
01/01/2016 to 12/31/2016	11.40064	11.72125	14,482,295
01/01/2017 to 12/31/2017	11.72125	13.45680	17,131,522
01/01/2018 to 12/31/2018	13.45680	12.16326	16,516,251
01/01/2019 to 12/31/2019	12.16326	14.71553	22,374,295
01/01/2020 to 12/31/2020	14.71553	15.93402	25,941,237
AST MFS Growth Portfolio
02/25/2013 to 12/31/2013	9.82113	12.75859	103,283
01/01/2014 to 12/31/2014	12.75859	13.66878	214,239
01/01/2015 to 12/31/2015	13.66878	14.44434	235,188
01/01/2016 to 12/31/2016	14.44434	14.50739	270,628
01/01/2017 to 12/31/2017	14.50739	18.68802	368,225
01/01/2018 to 12/31/2018	18.68802	18.81140	655,250
01/01/2019 to 12/31/2019	18.81140	25.54242	581,632
01/01/2020 to 12/31/2020	25.54242	32.84390	526,510
AST MFS Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.82747	12.28936	26,305
01/01/2014 to 12/31/2014	12.28936	13.34862	106,616
01/01/2015 to 12/31/2015	13.34862	13.05989	134,268
01/01/2016 to 12/31/2016	13.05989	14.60143	294,776
01/01/2017 to 12/31/2017	14.60143	16.88544	434,373
01/01/2018 to 12/31/2018	16.88544	14.95037	478,749
01/01/2019 to 12/31/2019	14.95037	19.05749	531,806
01/01/2020 to 12/31/2020	19.05749	19.51267	655,738
AST Mid-Cap Growth Portfolio
02/25/2013 to 12/31/2013	9.81959	12.28300	104,130
01/01/2014 to 12/31/2014	12.28300	13.50030	258,247
01/01/2015 to 12/31/2015	13.50030	12.54821	593,804
01/01/2016 to 12/31/2016	12.54821	12.56999	593,428
01/01/2017 to 12/31/2017	12.56999	15.74421	785,722
01/01/2018 to 12/31/2018	15.74421	14.83997	1,004,601
01/01/2019 to 12/31/2019	14.83997	19.03505	1,009,478
01/01/2020 to 12/31/2020	19.03505	25.29447	990,839
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.80941	12.86338	99,061
01/01/2014 to 12/31/2014	12.86338	14.48344	283,043
01/01/2015 to 12/31/2015	14.48344	13.46883	396,599
01/01/2016 to 12/31/2016	13.46883	15.69364	477,965
01/01/2017 to 12/31/2017	15.69364	17.59924	582,320
01/01/2018 to 12/31/2018	17.59924	14.49091	703,569
01/01/2019 to 12/31/2019	14.49091	17.28187	836,031
01/01/2020 to 12/31/2020	17.28187	16.72724	956,952
AST Preservation Asset Allocation Portfolio
02/25/2013 to 12/31/2013	9.95808	10.58368	14,927,890
01/01/2014 to 12/31/2014	10.58368	11.03255	26,488,640
01/01/2015 to 12/31/2015	11.03255	10.88817	33,402,587
01/01/2016 to 12/31/2016	10.88817	11.32357	39,834,256
01/01/2017 to 12/31/2017	11.32357	12.29028	55,783,861
01/01/2018 to 12/31/2018	12.29028	11.76722	56,787,919
01/01/2019 to 12/31/2019	11.76722	13.30586	65,351,434
01/01/2020 to 12/31/2020	13.30586	14.30378	67,683,527

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
02/25/2013 to 12/31/2013	10.02665	9.68326	36,055
01/01/2014 to 12/31/2014	9.68326	10.12124	161,125
01/01/2015 to 12/31/2015	10.12124	9.94779	205,032
01/01/2016 to 12/31/2016	9.94779	10.21652	407,853
01/01/2017 to 12/31/2017	10.21652	10.63973	741,558
01/01/2018 to 12/31/2018	10.63973	10.39934	1,086,634
01/01/2019 to 12/31/2019	10.39934	11.24826	1,491,276
01/01/2020 to 12/31/2020	11.24826	11.75571	2,058,395
AST Prudential Growth Allocation Portfolio
02/25/2013 to 12/31/2013	9.84671	11.22780	14,142,048
01/01/2014 to 12/31/2014	11.22780	12.08265	34,187,614
01/01/2015 to 12/31/2015	12.08265	11.83458	52,919,582
01/01/2016 to 12/31/2016	11.83458	12.84063	69,181,883
01/01/2017 to 12/31/2017	12.84063	14.69188	137,819,013
01/01/2018 to 12/31/2018	14.69188	13.37803	130,776,977
01/01/2019 to 12/31/2019	13.37803	15.71260	151,818,394
01/01/2020 to 12/31/2020	15.71260	16.39171	143,883,824
AST QMA US Equity Alpha Portfolio
02/25/2013 to 12/31/2013	9.81949	12.26676	35,208
01/01/2014 to 12/31/2014	12.26676	14.16977	105,253
01/01/2015 to 12/31/2015	14.16977	14.39427	171,788
01/01/2016 to 12/31/2016	14.39427	16.29193	249,256
01/01/2017 to 12/31/2017	16.29193	19.62893	322,607
01/01/2018 to 12/31/2018	19.62893	17.75342	413,703
01/01/2019 to 12/31/2019	17.75342	21.77648	335,708
01/01/2020 to 12/31/2020	21.77648	20.34761	357,411
AST Quantitative Modeling Portfolio
02/25/2013 to 12/31/2013	9.86685	11.59795	1,314,342
01/01/2014 to 12/31/2014	11.59795	12.17276	3,592,187
01/01/2015 to 12/31/2015	12.17276	12.01426	5,564,173
01/01/2016 to 12/31/2016	12.01426	12.58896	6,800,742
01/01/2017 to 12/31/2017	12.58896	14.66375	7,632,083
01/01/2018 to 12/31/2018	14.66375	13.50675	8,170,136
01/01/2019 to 12/31/2019	13.50675	16.13336	8,497,206
01/01/2020 to 12/31/2020	16.13336	17.73991	8,087,682
AST Small-Cap Growth Opportunities Portfolio
02/25/2013 to 12/31/2013	9.68057	12.91409	50,192
01/01/2014 to 12/31/2014	12.91409	13.35563	136,642
01/01/2015 to 12/31/2015	13.35563	13.33765	161,524
01/01/2016 to 12/31/2016	13.33765	14.15663	173,094
01/01/2017 to 12/31/2017	14.15663	17.81513	249,349
01/01/2018 to 12/31/2018	17.81513	15.65177	313,125
01/01/2019 to 12/31/2019	15.65177	21.05216	308,408
01/01/2020 to 12/31/2020	21.05216	28.04705	306,100
AST Small-Cap Growth Portfolio
02/25/2013 to 12/31/2013	9.78970	12.40268	76,424
01/01/2014 to 12/31/2014	12.40268	12.68965	189,021
01/01/2015 to 12/31/2015	12.68965	12.60390	239,802
01/01/2016 to 12/31/2016	12.60390	13.92160	271,365
01/01/2017 to 12/31/2017	13.92160	17.00158	360,868
01/01/2018 to 12/31/2018	17.00158	15.34580	571,924
01/01/2019 to 12/31/2019	15.34580	19.67860	555,615
01/01/2020 to 12/31/2020	19.67860	28.77776	521,972

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.78315	12.47438	43,487
01/01/2014 to 12/31/2014	12.47438	12.94107	95,418
01/01/2015 to 12/31/2015	12.94107	12.20381	124,475
01/01/2016 to 12/31/2016	12.20381	15.53957	159,213
01/01/2017 to 12/31/2017	15.53957	16.44007	199,474
01/01/2018 to 12/31/2018	16.44007	13.43405	240,201
01/01/2019 to 12/31/2019	13.43405	16.14912	213,404
01/01/2020 to 12/31/2020	16.14912	16.05224	256,874
AST T. Rowe Price Asset Allocation Portfolio
02/25/2013 to 12/31/2013	9.89728	11.16935	36,886,102
01/01/2014 to 12/31/2014	11.16935	11.65463	69,948,500
01/01/2015 to 12/31/2015	11.65463	11.49045	128,998,835
01/01/2016 to 12/31/2016	11.49045	12.17840	144,604,303
01/01/2017 to 12/31/2017	12.17840	13.85151	154,926,456
01/01/2018 to 12/31/2018	13.85151	12.92249	153,307,644
01/01/2019 to 12/31/2019	12.92249	15.38974	170,678,495
01/01/2020 to 12/31/2020	15.38974	17.06761	161,382,205
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	9.99880	10.53132	14,394,493
01/01/2015 to 12/31/2015	10.53132	10.53418	28,689,765
01/01/2016 to 12/31/2016	10.53418	10.94748	45,052,415
01/01/2017 to 12/31/2017	10.94748	12.99063	69,100,440
01/01/2018 to 12/31/2018	12.99063	11.82353	93,839,846
01/01/2019 to 12/31/2019	11.82353	14.53299	144,547,840
01/01/2020 to 12/31/2020	14.53299	16.28442	148,595,624
AST T. Rowe Price Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	9.81916	13.54255	152,656
01/01/2014 to 12/31/2014	13.54255	14.45993	452,005
01/01/2015 to 12/31/2015	14.45993	15.61599	602,231
01/01/2016 to 12/31/2016	15.61599	15.80532	736,697
01/01/2017 to 12/31/2017	15.80532	21.47813	1,057,881
01/01/2018 to 12/31/2018	21.47813	21.98334	1,326,557
01/01/2019 to 12/31/2019	21.98334	27.78060	1,520,277
01/01/2020 to 12/31/2020	27.78060	38.27597	1,595,803
AST T. Rowe Price Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.78500	12.31365	62,600
01/01/2014 to 12/31/2014	12.31365	12.32421	86,451
01/01/2015 to 12/31/2015	12.32421	11.40903	110,663
01/01/2016 to 12/31/2016	11.40903	11.93300	101,990
01/01/2017 to 12/31/2017	11.93300	13.70697	223,715
01/01/2018 to 12/31/2018	13.70697	12.19549	392,486
01/01/2019 to 12/31/2019	12.19549	15.13996	1,743,395
01/01/2020 to 12/31/2020	15.13996	15.23229	1,722,260
AST T. Rowe Price Natural Resources Portfolio
02/25/2013 to 12/31/2013	9.75989	10.94492	121,563
01/01/2014 to 12/31/2014	10.94492	9.88439	291,382
01/01/2015 to 12/31/2015	9.88439	7.86562	399,915
01/01/2016 to 12/31/2016	7.86562	9.65995	464,659
01/01/2017 to 12/31/2017	9.65995	10.50143	512,571
01/01/2018 to 12/31/2018	10.50143	8.62498	552,456
01/01/2019 to 12/31/2019	8.62498	9.93363	567,124
01/01/2020 to 12/31/2020	9.93363	9.57214	509,440

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.78559	12.06993	70,045
01/01/2014 to 12/31/2014	12.06993	13.67554	133,268
01/01/2015 to 12/31/2015	13.67554	12.58658	165,855
01/01/2016 to 12/31/2016	12.58658	14.14040	189,901
01/01/2017 to 12/31/2017	14.14040	16.51813	231,373
01/01/2018 to 12/31/2018	16.51813	13.58739	242,359
01/01/2019 to 12/31/2019	13.58739	15.95400	235,563
01/01/2020 to 12/31/2020	15.95400	14.80879	234,586
AST Wellington Management Hedged Equity Portfolio
02/25/2013 to 12/31/2013	9.92173	11.40785	10,394,918
01/01/2014 to 12/31/2014	11.40785	11.86133	24,138,078
01/01/2015 to 12/31/2015	11.86133	11.61543	31,852,705
01/01/2016 to 12/31/2016	11.61543	12.19431	33,593,998
01/01/2017 to 12/31/2017	12.19431	13.65160	34,972,353
01/01/2018 to 12/31/2018	13.65160	12.78029	33,195,868
01/01/2019 to 12/31/2019	12.78029	15.18379	37,765,808
01/01/2020 to 12/31/2020	15.18379	15.96000	35,669,161
AST Western Asset Core Plus Bond Portfolio
02/25/2013 to 12/31/2013	10.01746	9.72854	33,312
01/01/2014 to 12/31/2014	9.72854	10.27737	117,054
01/01/2015 to 12/31/2015	10.27737	10.25364	189,281
01/01/2016 to 12/31/2016	10.25364	10.62566	319,027
01/01/2017 to 12/31/2017	10.62566	11.13243	630,413
01/01/2018 to 12/31/2018	11.13243	10.72182	1,737,570
01/01/2019 to 12/31/2019	10.72182	11.86604	2,380,550
01/01/2020 to 12/31/2020	11.86604	12.64217	2,644,838
AST Western Asset Emerging Markets Debt Portfolio
02/25/2013 to 12/31/2013	10.00851	9.20469	16,244
01/01/2014 to 12/31/2014	9.20469	9.19398	48,711
01/01/2015 to 12/31/2015	9.19398	8.78133	56,722
01/01/2016 to 12/31/2016	8.78133	9.57217	80,286
01/01/2017 to 12/31/2017	9.57217	10.31107	103,074
01/01/2018 to 12/31/2018	10.31107	9.48333	124,603
01/01/2019 to 12/31/2019	9.48333	10.73371	136,685
01/01/2020 to 12/31/2020	10.73371	11.36574	153,186
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90757	8.81972	191,018
01/01/2019 to 12/31/2019	8.81972	10.64049	290,110
01/01/2020 to 12/31/2020	10.64049	11.63908	389,087
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91826	9.40943	603,493
01/01/2019 to 12/31/2019	9.40943	12.15452	1,671,331
01/01/2020 to 12/31/2020	12.15452	14.14355	3,510,184
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT L SERIES (contracts issued on or after 2-25-2013 and before 2-10-2014)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.52307	12.28555	3,227,468
01/01/2014 to 12/31/2014	12.28555	12.51236	5,131,599
01/01/2015 to 12/31/2015	12.51236	11.87950	5,394,130
01/01/2016 to 12/31/2016	11.87950	12.39266	4,995,997
01/01/2017 to 12/31/2017	12.39266	13.68793	4,789,326
01/01/2018 to 12/31/2018	13.68793	12.33410	3,059,729
01/01/2019 to 12/31/2019	12.33410	14.04247	3,404,343
01/01/2020 to 12/31/2020	14.04247	14.35676	3,127,469
AST Advanced Strategies Portfolio
02/25/2013 to 12/31/2013	12.18106	13.65281	8,776,850
01/01/2014 to 12/31/2014	13.65281	14.21155	15,133,242
01/01/2015 to 12/31/2015	14.21155	14.05353	16,604,499
01/01/2016 to 12/31/2016	14.05353	14.76693	16,150,538
01/01/2017 to 12/31/2017	14.76693	16.93929	15,223,106
01/01/2018 to 12/31/2018	16.93929	15.63766	11,766,303
01/01/2019 to 12/31/2019	15.63766	18.69395	11,370,627
01/01/2020 to 12/31/2020	18.69395	20.29742	9,927,978
AST AllianzGI World Trends Portfolio
02/25/2013 to 12/31/2013	11.39849	12.40346	5,381,115
01/01/2014 to 12/31/2014	12.40346	12.79317	9,569,238
01/01/2015 to 12/31/2015	12.79317	12.52933	19,382,980
01/01/2016 to 12/31/2016	12.52933	12.88360	17,962,369
01/01/2017 to 12/31/2017	12.88360	14.69123	17,223,934
01/01/2018 to 12/31/2018	14.69123	13.27175	12,262,557
01/01/2019 to 12/31/2019	13.27175	15.36938	12,495,896
01/01/2020 to 12/31/2020	15.36938	17.20308	11,224,018
AST Balanced Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.74257	13.27553	7,641,288
01/01/2014 to 12/31/2014	13.27553	13.87277	14,041,270
01/01/2015 to 12/31/2015	13.87277	13.67396	16,322,116
01/01/2016 to 12/31/2016	13.67396	14.25960	16,212,808
01/01/2017 to 12/31/2017	14.25960	16.07475	15,021,281
01/01/2018 to 12/31/2018	16.07475	14.98965	12,145,264
01/01/2019 to 12/31/2019	14.98965	17.56017	11,711,949
01/01/2020 to 12/31/2020	17.56017	19.25373	10,120,697
AST BlackRock Global Strategies Portfolio
02/25/2013 to 12/31/2013	10.14168	10.92367	3,781,890
01/01/2014 to 12/31/2014	10.92367	11.24074	6,748,218
01/01/2015 to 12/31/2015	11.24074	10.69626	8,023,735
01/01/2016 to 12/31/2016	10.69626	11.22383	7,825,676
01/01/2017 to 12/31/2017	11.22383	12.39979	7,355,566
01/01/2018 to 12/31/2018	12.39979	11.52080	5,177,825
01/01/2019 to 12/31/2019	11.52080	13.29333	5,277,807
01/01/2020 to 12/31/2020	13.29333	13.65865	4,754,168

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
02/25/2013 to 12/31/2013	10.35054	9.97182	117,947
01/01/2014 to 12/31/2014	9.97182	9.77297	208,839
01/01/2015 to 12/31/2015	9.77297	9.63362	195,160
01/01/2016 to 12/31/2016	9.63362	9.60532	207,365
01/01/2017 to 12/31/2017	9.60532	9.58362	213,732
01/01/2018 to 12/31/2018	9.58362	9.47050	162,841
01/01/2019 to 12/31/2019	9.47050	9.71997	246,933
01/01/2020 to 12/31/2020	9.71997	9.77963	237,534
AST BlackRock/Loomis Sayles Bond Portfolio
02/25/2013 to 12/31/2013	11.23837	10.82817	622,256
01/01/2014 to 12/31/2014	10.82817	11.07205	756,038
01/01/2015 to 12/31/2015	11.07205	10.63279	592,040
01/01/2016 to 12/31/2016	10.63279	10.87224	556,865
01/01/2017 to 12/31/2017	10.87224	11.13147	518,892
01/01/2018 to 12/31/2018	11.13147	10.84682	332,479
01/01/2019 to 12/31/2019	10.84682	11.62229	478,743
01/01/2020 to 12/31/2020	11.62229	12.24117	472,619
AST Capital Growth Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.88321	13.92892	9,625,643
01/01/2014 to 12/31/2014	13.92892	14.62013	20,955,739
01/01/2015 to 12/31/2015	14.62013	14.41893	27,375,723
01/01/2016 to 12/31/2016	14.41893	15.11264	27,388,479
01/01/2017 to 12/31/2017	15.11264	17.47869	27,845,663
01/01/2018 to 12/31/2018	17.47869	16.07872	22,225,660
01/01/2019 to 12/31/2019	16.07872	19.28247	21,559,782
01/01/2020 to 12/31/2020	19.28247	21.45461	19,393,038
AST ClearBridge Dividend Growth Portfolio
02/25/2013 to 12/31/2013	9.99842	11.63768	45,204
01/01/2014 to 12/31/2014	11.63768	12.97041	81,167
01/01/2015 to 12/31/2015	12.97041	12.26956	78,316
01/01/2016 to 12/31/2016	12.26956	13.82976	139,989
01/01/2017 to 12/31/2017	13.82976	16.06461	123,370
01/01/2018 to 12/31/2018	16.06461	15.00682	107,018
01/01/2019 to 12/31/2019	15.00682	19.29017	108,169
01/01/2020 to 12/31/2020	19.29017	19.81813	80,137
AST Cohen & Steers Global Realty Portfolio
02/25/2013 to 12/31/2013	13.44489	13.70175	42,407
01/01/2014 to 12/31/2014	13.70175	15.31302	69,964
01/01/2015 to 12/31/2015	15.31302	15.00855	72,703
01/01/2016 to 12/31/2016	15.00855	14.85588	73,898
01/01/2017 to 12/31/2017	14.85588	16.16100	68,141
01/01/2018 to 12/31/2018	16.16100	15.10567	50,633
01/01/2019 to 12/31/2019	15.10567	18.54223	37,900
01/01/2020 to 12/31/2020	18.54223	17.65400	36,909
AST Cohen & Steers Realty Portfolio
02/25/2013 to 12/31/2013	14.36560	14.11551	73,675
01/01/2014 to 12/31/2014	14.11551	18.12815	107,197
01/01/2015 to 12/31/2015	18.12815	18.64520	131,144
01/01/2016 to 12/31/2016	18.64520	19.17255	117,238
01/01/2017 to 12/31/2017	19.17255	19.98393	106,537
01/01/2018 to 12/31/2018	19.98393	18.67009	89,049
01/01/2019 to 12/31/2019	18.67009	24.03292	71,940
01/01/2020 to 12/31/2020	24.03292	22.90735	60,317

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	10.52673	10.39181	62,578
01/01/2014 to 12/31/2014	10.39181	9.71685	70,034
01/01/2015 to 12/31/2015	9.71685	7.93770	76,983
01/01/2016 to 12/31/2016	7.93770	8.74987	76,309
01/01/2017 to 12/31/2017	8.74987	10.84837	90,354
01/01/2018 to 12/31/2018	10.84837	9.14636	81,928
01/01/2019 to 12/31/2019	9.14636	10.17036	85,912
01/01/2020 to 12/31/2020	10.17036	10.38230	147,569
AST Fidelity Institutional AM® Quantitative Portfolio
02/25/2013 to 12/31/2013	11.65794	13.01069	5,323,927
01/01/2014 to 12/31/2014	13.01069	13.16575	8,108,067
01/01/2015 to 12/31/2015	13.16575	13.04361	11,010,716
01/01/2016 to 12/31/2016	13.04361	13.34057	11,189,299
01/01/2017 to 12/31/2017	13.34057	15.24362	10,534,454
01/01/2018 to 12/31/2018	15.24362	13.79435	7,915,559
01/01/2019 to 12/31/2019	13.79435	16.23881	7,615,456
01/01/2020 to 12/31/2020	16.23881	17.32582	6,744,725
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99948	10.06418	70,272
AST Goldman Sachs Multi-Asset Portfolio
02/25/2013 to 12/31/2013	11.48019	12.16343	3,696,154
01/01/2014 to 12/31/2014	12.16343	12.41448	7,535,300
01/01/2015 to 12/31/2015	12.41448	12.06788	8,010,301
01/01/2016 to 12/31/2016	12.06788	12.46133	7,737,237
01/01/2017 to 12/31/2017	12.46133	13.72685	10,624,764
01/01/2018 to 12/31/2018	13.72685	12.51425	7,762,949
01/01/2019 to 12/31/2019	12.51425	14.24339	7,695,974
01/01/2020 to 12/31/2020	14.24339	15.22569	7,008,496
AST Goldman Sachs Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	13.66502	17.65730	150,991
01/01/2014 to 12/31/2014	17.65730	18.56865	242,850
01/01/2015 to 12/31/2015	18.56865	17.21498	236,218
01/01/2016 to 12/31/2016	17.21498	20.99466	209,217
01/01/2017 to 12/31/2017	20.99466	23.10732	141,370
01/01/2018 to 12/31/2018	23.10732	19.47796	84,681
01/01/2019 to 12/31/2019	19.47796	23.43332	95,131
01/01/2020 to 12/31/2020	23.43332	23.54821	94,905
AST Government Money Market Portfolio
02/25/2013 to 12/31/2013	9.45232	9.30014	121,990
01/01/2014 to 12/31/2014	9.30014	9.12348	229,507
01/01/2015 to 12/31/2015	9.12348	8.95015	522,716
01/01/2016 to 12/31/2016	8.95015	8.78059	550,783
01/01/2017 to 12/31/2017	8.78059	8.64352	511,324
01/01/2018 to 12/31/2018	8.64352	8.58869	604,118
01/01/2019 to 12/31/2019	8.58869	8.56794	363,846
01/01/2020 to 12/31/2020	8.56794	8.42399	586,085
AST High Yield Portfolio
02/25/2013 to 12/31/2013	12.34556	12.80158	112,955
01/01/2014 to 12/31/2014	12.80158	12.87958	158,987
01/01/2015 to 12/31/2015	12.87958	12.18460	223,960
01/01/2016 to 12/31/2016	12.18460	13.79401	256,786
01/01/2017 to 12/31/2017	13.79401	14.54378	250,701
01/01/2018 to 12/31/2018	14.54378	13.98263	193,482
01/01/2019 to 12/31/2019	13.98263	15.81572	159,757
01/01/2020 to 12/31/2020	15.81572	15.92429	130,132

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	12.02868	15.71162	84,024
01/01/2014 to 12/31/2014	15.71162	17.53196	95,542
01/01/2015 to 12/31/2015	17.53196	15.85109	93,907
01/01/2016 to 12/31/2016	15.85109	18.64310	78,015
01/01/2017 to 12/31/2017	18.64310	21.80018	59,407
01/01/2018 to 12/31/2018	21.80018	18.35737	42,441
01/01/2019 to 12/31/2019	18.35737	23.32541	41,390
01/01/2020 to 12/31/2020	23.32541	22.94414	39,004
AST International Growth Portfolio
02/25/2013 to 12/31/2013	11.42256	13.26847	36,880
01/01/2014 to 12/31/2014	13.26847	12.29718	57,051
01/01/2015 to 12/31/2015	12.29718	12.44336	55,557
01/01/2016 to 12/31/2016	12.44336	11.74631	72,675
01/01/2017 to 12/31/2017	11.74631	15.60622	54,960
01/01/2018 to 12/31/2018	15.60622	13.26744	49,723
01/01/2019 to 12/31/2019	13.26744	17.19477	50,890
01/01/2020 to 12/31/2020	17.19477	22.15148	51,534
AST International Value Portfolio
02/25/2013 to 12/31/2013	10.70614	12.43063	40,557
01/01/2014 to 12/31/2014	12.43063	11.37699	47,769
01/01/2015 to 12/31/2015	11.37699	11.25207	62,946
01/01/2016 to 12/31/2016	11.25207	11.10280	77,118
01/01/2017 to 12/31/2017	11.10280	13.37734	63,946
01/01/2018 to 12/31/2018	13.37734	11.00440	44,838
01/01/2019 to 12/31/2019	11.00440	12.95687	44,730
01/01/2020 to 12/31/2020	12.95687	12.63369	43,947
AST Investment Grade Bond Portfolio
02/25/2013 to 12/31/2013	10.04416	9.58248	5,640
01/01/2014 to 12/31/2014	9.58248	10.03301	38,288
01/01/2015 to 12/31/2015	10.03301	9.95788	5,644,961
01/01/2016 to 12/31/2016	9.95788	10.17981	10,447,636
01/01/2017 to 12/31/2017	10.17981	10.41759	588,111
01/01/2018 to 12/31/2018	10.41759	10.19139	34,143,332
01/01/2019 to 12/31/2019	10.19139	11.12060	1,204,524
01/01/2020 to 12/31/2020	11.12060	12.70581	443,071
AST J.P. Morgan Global Thematic Portfolio
02/25/2013 to 12/31/2013	11.99508	13.48642	3,438,985
01/01/2014 to 12/31/2014	13.48642	14.07221	6,688,035
01/01/2015 to 12/31/2015	14.07221	13.66023	7,816,792
01/01/2016 to 12/31/2016	13.66023	14.10036	7,503,446
01/01/2017 to 12/31/2017	14.10036	16.17872	7,456,451
01/01/2018 to 12/31/2018	16.17872	14.69972	5,400,423
01/01/2019 to 12/31/2019	14.69972	17.22240	5,490,375
01/01/2020 to 12/31/2020	17.22240	19.11864	4,879,771
AST J.P. Morgan International Equity Portfolio
02/25/2013 to 12/31/2013	11.16531	12.74180	92,766
01/01/2014 to 12/31/2014	12.74180	11.70410	136,865
01/01/2015 to 12/31/2015	11.70410	11.16087	154,995
01/01/2016 to 12/31/2016	11.16087	11.16076	133,091
01/01/2017 to 12/31/2017	11.16076	14.19373	132,315
01/01/2018 to 12/31/2018	14.19373	11.49043	112,410
01/01/2019 to 12/31/2019	11.49043	14.34080	88,548
01/01/2020 to 12/31/2020	14.34080	15.90848	72,524

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
02/25/2013 to 12/31/2013	11.41732	12.32370	2,514,139
01/01/2014 to 12/31/2014	12.32370	12.74837	3,931,853
01/01/2015 to 12/31/2015	12.74837	12.48326	4,523,058
01/01/2016 to 12/31/2016	12.48326	12.71671	4,372,602
01/01/2017 to 12/31/2017	12.71671	13.99053	4,009,078
01/01/2018 to 12/31/2018	13.99053	13.01980	2,859,548
01/01/2019 to 12/31/2019	13.01980	14.63843	2,975,084
01/01/2020 to 12/31/2020	14.63843	15.99059	2,723,893
AST Jennison Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	12.20153	16.11071	17,593
01/01/2014 to 12/31/2014	16.11071	17.30665	42,607
01/01/2015 to 12/31/2015	17.30665	18.78339	68,558
01/01/2016 to 12/31/2016	18.78339	18.15736	82,184
01/01/2017 to 12/31/2017	18.15736	24.19589	95,001
01/01/2018 to 12/31/2018	24.19589	23.35129	85,846
01/01/2019 to 12/31/2019	23.35129	30.37627	63,018
01/01/2020 to 12/31/2020	30.37627	45.90261	59,713
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99842	11.65663	143
01/01/2014 to 12/31/2014	11.65663	13.17812	2,742
01/01/2015 to 12/31/2015	13.17812	13.12729	7,159
01/01/2016 to 12/31/2016	13.12729	14.27652	15,340
01/01/2017 to 12/31/2017	14.27652	17.00506	11,557
01/01/2018 to 12/31/2018	17.00506	15.48731	8,352
01/01/2019 to 12/31/2019	15.48731	19.02004	3,636
01/01/2020 to 12/31/2020	19.02004	20.73864	10,557
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99842	9.93904	210,436
01/01/2015 to 12/31/2015	9.93904	9.66208	1,742,733
01/01/2016 to 12/31/2016	9.66208	10.32428	2,261,298
01/01/2017 to 12/31/2017	10.32428	11.60813	2,593,173
01/01/2018 to 12/31/2018	11.60813	10.68382	2,173,776
01/01/2019 to 12/31/2019	10.68382	12.39394	2,012,707
01/01/2020 to 12/31/2020	12.39394	12.89679	1,696,063
AST Loomis Sayles Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	12.52089	16.22936	33,145
01/01/2014 to 12/31/2014	16.22936	17.60703	82,585
01/01/2015 to 12/31/2015	17.60703	19.01221	94,226
01/01/2016 to 12/31/2016	19.01221	19.69184	76,669
01/01/2017 to 12/31/2017	19.69184	25.69193	148,012
01/01/2018 to 12/31/2018	25.69193	24.52367	86,822
01/01/2019 to 12/31/2019	24.52367	31.66749	169,169
01/01/2020 to 12/31/2020	31.66749	40.88043	120,540
AST MFS Global Equity Portfolio
02/25/2013 to 12/31/2013	13.06950	15.66056	276,456
01/01/2014 to 12/31/2014	15.66056	15.92073	468,065
01/01/2015 to 12/31/2015	15.92073	15.38936	451,818
01/01/2016 to 12/31/2016	15.38936	16.17127	406,031
01/01/2017 to 12/31/2017	16.17127	19.64715	326,241
01/01/2018 to 12/31/2018	19.64715	17.43073	179,799
01/01/2019 to 12/31/2019	17.43073	22.22222	313,439
01/01/2020 to 12/31/2020	22.22222	24.89123	275,435

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
02/25/2013 to 12/31/2013	10.55473	12.02243	1,907,114
01/01/2014 to 12/31/2014	12.02243	12.40002	3,978,103
01/01/2015 to 12/31/2015	12.40002	12.01335	4,507,387
01/01/2016 to 12/31/2016	12.01335	12.29506	4,159,696
01/01/2017 to 12/31/2017	12.29506	14.05136	3,939,746
01/01/2018 to 12/31/2018	14.05136	12.64242	2,732,494
01/01/2019 to 12/31/2019	12.64242	15.22538	2,860,246
01/01/2020 to 12/31/2020	15.22538	16.41092	2,878,914
AST MFS Growth Portfolio
02/25/2013 to 12/31/2013	12.62531	16.33812	25,096
01/01/2014 to 12/31/2014	16.33812	17.42381	42,704
01/01/2015 to 12/31/2015	17.42381	18.32835	52,175
01/01/2016 to 12/31/2016	18.32835	18.32462	63,822
01/01/2017 to 12/31/2017	18.32462	23.49795	50,000
01/01/2018 to 12/31/2018	23.49795	23.54466	48,053
01/01/2019 to 12/31/2019	23.54466	31.82341	53,837
01/01/2020 to 12/31/2020	31.82341	40.73364	39,700
AST MFS Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	10.79080	13.44187	9,283
01/01/2014 to 12/31/2014	13.44187	14.53393	22,338
01/01/2015 to 12/31/2015	14.53393	14.15468	43,169
01/01/2016 to 12/31/2016	14.15468	15.75350	117,840
01/01/2017 to 12/31/2017	15.75350	18.13481	127,578
01/01/2018 to 12/31/2018	18.13481	15.98283	89,866
01/01/2019 to 12/31/2019	15.98283	20.28059	101,112
01/01/2020 to 12/31/2020	20.28059	20.67010	85,626
AST Mid-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.27579	16.54211	78,700
01/01/2014 to 12/31/2014	16.54211	18.09847	109,728
01/01/2015 to 12/31/2015	18.09847	16.74518	451,773
01/01/2016 to 12/31/2016	16.74518	16.69798	402,867
01/01/2017 to 12/31/2017	16.69798	20.81960	372,388
01/01/2018 to 12/31/2018	20.81960	19.53372	223,615
01/01/2019 to 12/31/2019	19.53372	24.94126	333,857
01/01/2020 to 12/31/2020	24.94126	32.99176	271,404
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	13.17647	17.21196	80,413
01/01/2014 to 12/31/2014	17.21196	19.29110	99,192
01/01/2015 to 12/31/2015	19.29110	17.85778	104,901
01/01/2016 to 12/31/2016	17.85778	20.71307	130,972
01/01/2017 to 12/31/2017	20.71307	23.12258	117,235
01/01/2018 to 12/31/2018	23.12258	18.95129	82,028
01/01/2019 to 12/31/2019	18.95129	22.49821	95,356
01/01/2020 to 12/31/2020	22.49821	21.67682	86,591
AST Preservation Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.51015	12.18605	5,008,009
01/01/2014 to 12/31/2014	12.18605	12.64490	7,833,430
01/01/2015 to 12/31/2015	12.64490	12.42241	9,017,998
01/01/2016 to 12/31/2016	12.42241	12.86037	9,810,361
01/01/2017 to 12/31/2017	12.86037	13.89478	10,838,767
01/01/2018 to 12/31/2018	13.89478	13.24226	8,545,223
01/01/2019 to 12/31/2019	13.24226	14.90552	9,074,114
01/01/2020 to 12/31/2020	14.90552	15.95021	8,400,464

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
02/25/2013 to 12/31/2013	10.53600	10.13596	4,421
01/01/2014 to 12/31/2014	10.13596	10.54611	91,583
01/01/2015 to 12/31/2015	10.54611	10.31799	138,140
01/01/2016 to 12/31/2016	10.31799	10.54843	158,820
01/01/2017 to 12/31/2017	10.54843	10.93540	168,242
01/01/2018 to 12/31/2018	10.93540	10.63925	144,748
01/01/2019 to 12/31/2019	10.63925	11.45521	123,825
01/01/2020 to 12/31/2020	11.45521	11.91734	135,015
AST Prudential Growth Allocation Portfolio
02/25/2013 to 12/31/2013	11.86094	13.47231	5,879,061
01/01/2014 to 12/31/2014	13.47231	14.43197	11,757,540
01/01/2015 to 12/31/2015	14.43197	14.07110	16,852,844
01/01/2016 to 12/31/2016	14.07110	15.19778	17,498,478
01/01/2017 to 12/31/2017	15.19778	17.30972	31,457,435
01/01/2018 to 12/31/2018	17.30972	15.68936	22,690,159
01/01/2019 to 12/31/2019	15.68936	18.34307	23,265,387
01/01/2020 to 12/31/2020	18.34307	19.04851	20,282,918
AST QMA US Equity Alpha Portfolio
02/25/2013 to 12/31/2013	13.45609	16.74464	19,778
01/01/2014 to 12/31/2014	16.74464	19.25416	40,571
01/01/2015 to 12/31/2015	19.25416	19.46992	47,130
01/01/2016 to 12/31/2016	19.46992	21.93650	69,351
01/01/2017 to 12/31/2017	21.93650	26.30946	92,093
01/01/2018 to 12/31/2018	26.30946	23.68633	51,392
01/01/2019 to 12/31/2019	23.68633	28.92119	86,764
01/01/2020 to 12/31/2020	28.92119	26.89988	80,232
AST Quantitative Modeling Portfolio
02/25/2013 to 12/31/2013	10.11360	11.84221	3,509,142
01/01/2014 to 12/31/2014	11.84221	12.37240	11,703,989
01/01/2015 to 12/31/2015	12.37240	12.15561	18,794,089
01/01/2016 to 12/31/2016	12.15561	12.67909	21,465,381
01/01/2017 to 12/31/2017	12.67909	14.70144	20,798,163
01/01/2018 to 12/31/2018	14.70144	13.47923	18,854,063
01/01/2019 to 12/31/2019	13.47923	16.02711	11,600,892
01/01/2020 to 12/31/2020	16.02711	17.54260	6,828,307
AST Small-Cap Growth Opportunities Portfolio
02/25/2013 to 12/31/2013	12.69528	16.87039	56,949
01/01/2014 to 12/31/2014	16.87039	17.36748	69,353
01/01/2015 to 12/31/2015	17.36748	17.26490	74,508
01/01/2016 to 12/31/2016	17.26490	18.24165	68,572
01/01/2017 to 12/31/2017	18.24165	22.85160	54,604
01/01/2018 to 12/31/2018	22.85160	19.98435	40,362
01/01/2019 to 12/31/2019	19.98435	26.75703	36,850
01/01/2020 to 12/31/2020	26.75703	35.48488	32,007
AST Small-Cap Growth Portfolio
02/25/2013 to 12/31/2013	14.17954	17.89491	30,018
01/01/2014 to 12/31/2014	17.89491	18.22541	46,483
01/01/2015 to 12/31/2015	18.22541	18.01957	49,002
01/01/2016 to 12/31/2016	18.01957	19.81286	56,379
01/01/2017 to 12/31/2017	19.81286	24.08619	53,837
01/01/2018 to 12/31/2018	24.08619	21.64045	50,584
01/01/2019 to 12/31/2019	21.64045	27.62375	46,211
01/01/2020 to 12/31/2020	27.62375	40.21255	35,637

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	13.01771	16.53459	38,011
01/01/2014 to 12/31/2014	16.53459	17.07496	56,342
01/01/2015 to 12/31/2015	17.07496	16.02859	50,330
01/01/2016 to 12/31/2016	16.02859	20.31700	48,454
01/01/2017 to 12/31/2017	20.31700	21.39649	46,860
01/01/2018 to 12/31/2018	21.39649	17.40398	27,393
01/01/2019 to 12/31/2019	17.40398	20.82601	34,416
01/01/2020 to 12/31/2020	20.82601	20.60660	34,352
AST T. Rowe Price Asset Allocation Portfolio
02/25/2013 to 12/31/2013	12.15042	13.65914	12,303,020
01/01/2014 to 12/31/2014	13.65914	14.18744	21,838,735
01/01/2015 to 12/31/2015	14.18744	13.92374	36,665,669
01/01/2016 to 12/31/2016	13.92374	14.69039	35,570,183
01/01/2017 to 12/31/2017	14.69039	16.63259	34,123,942
01/01/2018 to 12/31/2018	16.63259	15.44574	26,142,000
01/01/2019 to 12/31/2019	15.44574	18.31077	24,889,087
01/01/2020 to 12/31/2020	18.31077	20.21437	22,454,958
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	9.99842	10.48822	7,982,088
01/01/2015 to 12/31/2015	10.48822	10.44324	12,537,942
01/01/2016 to 12/31/2016	10.44324	10.80356	13,198,752
01/01/2017 to 12/31/2017	10.80356	12.76149	14,181,337
01/01/2018 to 12/31/2018	12.76149	11.56169	11,337,146
01/01/2019 to 12/31/2019	11.56169	14.14633	11,155,654
01/01/2020 to 12/31/2020	14.14633	15.77861	9,656,119
AST T. Rowe Price Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	12.74741	17.51339	259,370
01/01/2014 to 12/31/2014	17.51339	18.61447	370,178
01/01/2015 to 12/31/2015	18.61447	20.01090	443,158
01/01/2016 to 12/31/2016	20.01090	20.16122	427,680
01/01/2017 to 12/31/2017	20.16122	27.27281	342,329
01/01/2018 to 12/31/2018	27.27281	27.78620	249,977
01/01/2019 to 12/31/2019	27.78620	34.95341	230,901
01/01/2020 to 12/31/2020	34.95341	47.93904	194,084
AST T. Rowe Price Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	12.21229	15.30911	41,180
01/01/2014 to 12/31/2014	15.30911	15.25228	55,347
01/01/2015 to 12/31/2015	15.25228	14.05521	51,357
01/01/2016 to 12/31/2016	14.05521	14.63380	51,109
01/01/2017 to 12/31/2017	14.63380	16.73292	51,120
01/01/2018 to 12/31/2018	16.73292	14.81941	50,512
01/01/2019 to 12/31/2019	14.81941	18.31332	227,350
01/01/2020 to 12/31/2020	18.31332	18.34095	207,724
AST T. Rowe Price Natural Resources Portfolio
02/25/2013 to 12/31/2013	9.87131	11.02705	81,898
01/01/2014 to 12/31/2014	11.02705	9.91307	141,205
01/01/2015 to 12/31/2015	9.91307	7.85235	181,903
01/01/2016 to 12/31/2016	7.85235	9.59967	212,003
01/01/2017 to 12/31/2017	9.59967	10.38845	192,761
01/01/2018 to 12/31/2018	10.38845	8.49293	137,144
01/01/2019 to 12/31/2019	8.49293	9.73676	134,688
01/01/2020 to 12/31/2020	9.73676	9.33955	135,066

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	13.38574	16.44666	28,518
01/01/2014 to 12/31/2014	16.44666	18.54936	35,257
01/01/2015 to 12/31/2015	18.54936	16.99439	47,179
01/01/2016 to 12/31/2016	16.99439	19.00556	50,563
01/01/2017 to 12/31/2017	19.00556	22.10058	43,913
01/01/2018 to 12/31/2018	22.10058	18.09571	29,576
01/01/2019 to 12/31/2019	18.09571	21.15050	34,076
01/01/2020 to 12/31/2020	21.15050	19.54254	34,015
AST Wellington Management Hedged Equity Portfolio
02/25/2013 to 12/31/2013	9.91594	11.35710	5,038,493
01/01/2014 to 12/31/2014	11.35710	11.75460	11,517,026
01/01/2015 to 12/31/2015	11.75460	11.45826	12,739,678
01/01/2016 to 12/31/2016	11.45826	11.97442	11,664,478
01/01/2017 to 12/31/2017	11.97442	13.34439	10,869,918
01/01/2018 to 12/31/2018	13.34439	12.43534	7,853,467
01/01/2019 to 12/31/2019	12.43534	14.70649	7,884,676
01/01/2020 to 12/31/2020	14.70649	15.38780	6,812,973
AST Western Asset Core Plus Bond Portfolio
02/25/2013 to 12/31/2013	11.43913	11.06625	290,714
01/01/2014 to 12/31/2014	11.06625	11.63736	497,106
01/01/2015 to 12/31/2015	11.63736	11.55742	447,303
01/01/2016 to 12/31/2016	11.55742	11.92225	502,606
01/01/2017 to 12/31/2017	11.92225	12.43412	465,584
01/01/2018 to 12/31/2018	12.43412	11.92046	440,727
01/01/2019 to 12/31/2019	11.92046	13.13249	736,085
01/01/2020 to 12/31/2020	13.13249	13.92758	655,777
AST Western Asset Emerging Markets Debt Portfolio
02/25/2013 to 12/31/2013	10.00813	9.16876	16,892
01/01/2014 to 12/31/2014	9.16876	9.11640	22,711
01/01/2015 to 12/31/2015	9.11640	8.66742	22,069
01/01/2016 to 12/31/2016	8.66742	9.40495	21,756
01/01/2017 to 12/31/2017	9.40495	10.08495	12,847
01/01/2018 to 12/31/2018	10.08495	9.23271	6,359
01/01/2019 to 12/31/2019	9.23271	10.40226	4,413
01/01/2020 to 12/31/2020	10.40226	10.96448	4,226
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90719	8.79229	6,686
01/01/2019 to 12/31/2019	8.79229	10.55889	7,005
01/01/2020 to 12/31/2020	10.55889	11.49694	10,468
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91789	9.38021	1,486
01/01/2019 to 12/31/2019	9.38021	12.06149	13,445
01/01/2020 to 12/31/2020	12.06149	13.97137	46,222
*Denotes the start date of these sub-accounts

PREMIER RETIREMENT C SERIES (contracts issued on or after 2-25-2013 and before 2-10-2014)
Pruco Life Insurance Company
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.50570	12.26179	295,082
01/01/2014 to 12/31/2014	12.26179	12.48173	551,264
01/01/2015 to 12/31/2015	12.48173	11.84439	604,863
01/01/2016 to 12/31/2016	11.84439	12.34986	603,927
01/01/2017 to 12/31/2017	12.34986	13.63376	549,707
01/01/2018 to 12/31/2018	13.63376	12.27897	437,323
01/01/2019 to 12/31/2019	12.27897	13.97250	471,140
01/01/2020 to 12/31/2020	13.97250	14.27797	434,247
AST Advanced Strategies Portfolio
02/25/2013 to 12/31/2013	12.16279	13.62639	624,160
01/01/2014 to 12/31/2014	13.62639	14.17675	1,171,009
01/01/2015 to 12/31/2015	14.17675	14.01190	1,247,187
01/01/2016 to 12/31/2016	14.01190	14.71567	1,158,521
01/01/2017 to 12/31/2017	14.71567	16.87191	1,082,153
01/01/2018 to 12/31/2018	16.87191	15.56746	932,761
01/01/2019 to 12/31/2019	15.56746	18.60060	953,250
01/01/2020 to 12/31/2020	18.60060	20.18575	901,805
AST AllianzGI World Trends Portfolio
02/25/2013 to 12/31/2013	11.38135	12.37947	552,625
01/01/2014 to 12/31/2014	12.37947	12.76196	900,012
01/01/2015 to 12/31/2015	12.76196	12.49236	1,838,258
01/01/2016 to 12/31/2016	12.49236	12.83910	1,689,605
01/01/2017 to 12/31/2017	12.83910	14.63299	1,596,417
01/01/2018 to 12/31/2018	14.63299	13.21234	1,223,479
01/01/2019 to 12/31/2019	13.21234	15.29277	1,266,280
01/01/2020 to 12/31/2020	15.29277	17.10873	1,127,421
AST Balanced Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.72477	13.24959	827,882
01/01/2014 to 12/31/2014	13.24959	13.83858	1,708,098
01/01/2015 to 12/31/2015	13.83858	13.63343	1,870,901
01/01/2016 to 12/31/2016	13.63343	14.21012	1,995,760
01/01/2017 to 12/31/2017	14.21012	16.01070	1,909,332
01/01/2018 to 12/31/2018	16.01070	14.92226	1,730,718
01/01/2019 to 12/31/2019	14.92226	17.47237	1,742,487
01/01/2020 to 12/31/2020	17.47237	19.14773	1,596,006
AST BlackRock Global Strategies Portfolio
02/25/2013 to 12/31/2013	10.13224	10.90887	279,640
01/01/2014 to 12/31/2014	10.90887	11.21978	597,762
01/01/2015 to 12/31/2015	11.21978	10.67092	771,829
01/01/2016 to 12/31/2016	10.67092	11.19160	762,742
01/01/2017 to 12/31/2017	11.19160	12.35800	703,529
01/01/2018 to 12/31/2018	12.35800	11.47605	586,023
01/01/2019 to 12/31/2019	11.47605	13.23508	621,107
01/01/2020 to 12/31/2020	13.23508	13.59180	561,115

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
02/25/2013 to 12/31/2013	10.33458	9.95218	78,063
01/01/2014 to 12/31/2014	9.95218	9.74855	63,760
01/01/2015 to 12/31/2015	9.74855	9.60469	104,446
01/01/2016 to 12/31/2016	9.60469	9.57184	100,779
01/01/2017 to 12/31/2017	9.57184	9.54545	119,611
01/01/2018 to 12/31/2018	9.54545	9.42801	304,356
01/01/2019 to 12/31/2019	9.42801	9.67143	176,167
01/01/2020 to 12/31/2020	9.67143	9.72592	119,148
AST BlackRock/Loomis Sayles Bond Portfolio
02/25/2013 to 12/31/2013	11.22164	10.80747	152,050
01/01/2014 to 12/31/2014	10.80747	11.04504	192,088
01/01/2015 to 12/31/2015	11.04504	10.60140	208,235
01/01/2016 to 12/31/2016	10.60140	10.83465	218,675
01/01/2017 to 12/31/2017	10.83465	11.08728	189,216
01/01/2018 to 12/31/2018	11.08728	10.79815	172,375
01/01/2019 to 12/31/2019	10.79815	11.56442	181,544
01/01/2020 to 12/31/2020	11.56442	12.17407	197,955
AST Capital Growth Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.86535	13.90187	699,794
01/01/2014 to 12/31/2014	13.90187	14.58431	1,350,832
01/01/2015 to 12/31/2015	14.58431	14.37624	1,716,354
01/01/2016 to 12/31/2016	14.37624	15.06021	1,793,894
01/01/2017 to 12/31/2017	15.06021	17.40931	1,829,143
01/01/2018 to 12/31/2018	17.40931	16.00667	1,602,798
01/01/2019 to 12/31/2019	16.00667	19.18633	1,785,078
01/01/2020 to 12/31/2020	19.18633	21.33676	1,624,135
AST ClearBridge Dividend Growth Portfolio
02/25/2013 to 12/31/2013	9.99838	11.63263	13,671
01/01/2014 to 12/31/2014	11.63263	12.95816	78,182
01/01/2015 to 12/31/2015	12.95816	12.25169	92,962
01/01/2016 to 12/31/2016	12.25169	13.80263	123,900
01/01/2017 to 12/31/2017	13.80263	16.02504	120,403
01/01/2018 to 12/31/2018	16.02504	14.96220	132,760
01/01/2019 to 12/31/2019	14.96220	19.22288	125,268
01/01/2020 to 12/31/2020	19.22288	19.73890	108,390
AST Cohen & Steers Global Realty Portfolio
02/25/2013 to 12/31/2013	13.42457	13.67513	21,544
01/01/2014 to 12/31/2014	13.67513	15.27541	32,827
01/01/2015 to 12/31/2015	15.27541	14.96410	20,514
01/01/2016 to 12/31/2016	14.96410	14.80436	15,012
01/01/2017 to 12/31/2017	14.80436	16.09670	13,624
01/01/2018 to 12/31/2018	16.09670	15.03778	13,292
01/01/2019 to 12/31/2019	15.03778	18.44931	13,345
01/01/2020 to 12/31/2020	18.44931	17.55666	15,424
AST Cohen & Steers Realty Portfolio
02/25/2013 to 12/31/2013	14.34382	14.08804	23,181
01/01/2014 to 12/31/2014	14.08804	18.08363	50,944
01/01/2015 to 12/31/2015	18.08363	18.58999	51,478
01/01/2016 to 12/31/2016	18.58999	19.10615	60,321
01/01/2017 to 12/31/2017	19.10615	19.90464	37,948
01/01/2018 to 12/31/2018	19.90464	18.58652	39,343
01/01/2019 to 12/31/2019	18.58652	23.91310	31,894
01/01/2020 to 12/31/2020	23.91310	22.78147	33,778

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	10.51100	10.37187	1,966
01/01/2014 to 12/31/2014	10.37187	9.69334	13,704
01/01/2015 to 12/31/2015	9.69334	7.91448	21,126
01/01/2016 to 12/31/2016	7.91448	8.71971	21,925
01/01/2017 to 12/31/2017	8.71971	10.80550	12,529
01/01/2018 to 12/31/2018	10.80550	9.10554	34,936
01/01/2019 to 12/31/2019	9.10554	10.11973	13,157
01/01/2020 to 12/31/2020	10.11973	10.32514	42,863
AST Fidelity Institutional AM® Quantitative Portfolio
02/25/2013 to 12/31/2013	11.64036	12.98549	433,305
01/01/2014 to 12/31/2014	12.98549	13.13356	734,068
01/01/2015 to 12/31/2015	13.13356	13.00501	930,968
01/01/2016 to 12/31/2016	13.00501	13.29434	969,718
01/01/2017 to 12/31/2017	13.29434	15.18313	939,256
01/01/2018 to 12/31/2018	15.18313	13.73261	751,025
01/01/2019 to 12/31/2019	13.73261	16.15790	753,806
01/01/2020 to 12/31/2020	16.15790	17.23063	665,029
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99946	10.06353	51,089
AST Goldman Sachs Multi-Asset Portfolio
02/25/2013 to 12/31/2013	11.46298	12.13992	355,573
01/01/2014 to 12/31/2014	12.13992	12.38417	774,341
01/01/2015 to 12/31/2015	12.38417	12.03231	790,550
01/01/2016 to 12/31/2016	12.03231	12.41831	764,758
01/01/2017 to 12/31/2017	12.41831	13.67252	1,179,148
01/01/2018 to 12/31/2018	13.67252	12.45833	954,838
01/01/2019 to 12/31/2019	12.45833	14.17255	924,408
01/01/2020 to 12/31/2020	14.17255	15.14217	842,594
AST Goldman Sachs Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	13.64416	17.62272	33,714
01/01/2014 to 12/31/2014	17.62272	18.52290	58,088
01/01/2015 to 12/31/2015	18.52290	17.16384	58,247
01/01/2016 to 12/31/2016	17.16384	20.92171	51,387
01/01/2017 to 12/31/2017	20.92171	23.01537	44,199
01/01/2018 to 12/31/2018	23.01537	19.39053	40,833
01/01/2019 to 12/31/2019	19.39053	23.31613	40,091
01/01/2020 to 12/31/2020	23.31613	23.41854	38,303
AST Government Money Market Portfolio
02/25/2013 to 12/31/2013	9.43859	9.28256	153,146
01/01/2014 to 12/31/2014	9.28256	9.10155	202,354
01/01/2015 to 12/31/2015	9.10155	8.92406	264,286
01/01/2016 to 12/31/2016	8.92406	8.75052	393,692
01/01/2017 to 12/31/2017	8.75052	8.60953	347,979
01/01/2018 to 12/31/2018	8.60953	8.55049	368,066
01/01/2019 to 12/31/2019	8.55049	8.52557	303,078
01/01/2020 to 12/31/2020	8.52557	8.37815	389,286
AST High Yield Portfolio
02/25/2013 to 12/31/2013	12.32718	12.77707	77,179
01/01/2014 to 12/31/2014	12.77707	12.84826	173,223
01/01/2015 to 12/31/2015	12.84826	12.14884	89,028
01/01/2016 to 12/31/2016	12.14884	13.74652	132,547
01/01/2017 to 12/31/2017	13.74652	14.48626	80,596
01/01/2018 to 12/31/2018	14.48626	13.92015	70,590
01/01/2019 to 12/31/2019	13.92015	15.73690	106,722
01/01/2020 to 12/31/2020	15.73690	15.83683	70,023

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	12.01050	15.68115	17,739
01/01/2014 to 12/31/2014	15.68115	17.48897	36,948
01/01/2015 to 12/31/2015	17.48897	15.80416	28,776
01/01/2016 to 12/31/2016	15.80416	18.57845	23,304
01/01/2017 to 12/31/2017	18.57845	21.71355	16,855
01/01/2018 to 12/31/2018	21.71355	18.27510	18,525
01/01/2019 to 12/31/2019	18.27510	23.20903	23,673
01/01/2020 to 12/31/2020	23.20903	22.81809	18,031
AST International Growth Portfolio
02/25/2013 to 12/31/2013	11.40536	13.24272	8,451
01/01/2014 to 12/31/2014	13.24272	12.26716	25,450
01/01/2015 to 12/31/2015	12.26716	12.40655	40,184
01/01/2016 to 12/31/2016	12.40655	11.70557	44,682
01/01/2017 to 12/31/2017	11.70557	15.54412	46,759
01/01/2018 to 12/31/2018	15.54412	13.20772	50,124
01/01/2019 to 12/31/2019	13.20772	17.10876	38,360
01/01/2020 to 12/31/2020	17.10876	22.02941	35,606
AST International Value Portfolio
02/25/2013 to 12/31/2013	10.68984	12.40630	5,074
01/01/2014 to 12/31/2014	12.40630	11.34887	14,258
01/01/2015 to 12/31/2015	11.34887	11.21849	41,090
01/01/2016 to 12/31/2016	11.21849	11.06410	39,554
01/01/2017 to 12/31/2017	11.06410	13.32384	24,799
01/01/2018 to 12/31/2018	13.32384	10.95470	29,185
01/01/2019 to 12/31/2019	10.95470	12.89182	33,022
01/01/2020 to 12/31/2020	12.89182	12.56387	20,038
AST Investment Grade Bond Portfolio
02/25/2013 to 12/31/2013	10.04411	9.57812	0
01/01/2014 to 12/31/2014	9.57812	10.02333	2,251
01/01/2015 to 12/31/2015	10.02333	9.94319	488,563
01/01/2016 to 12/31/2016	9.94319	10.15962	854,625
01/01/2017 to 12/31/2017	10.15962	10.39166	57,327
01/01/2018 to 12/31/2018	10.39166	10.16076	3,571,729
01/01/2019 to 12/31/2019	10.16076	11.08150	138,013
01/01/2020 to 12/31/2020	11.08150	12.65469	56,606
AST J.P. Morgan Global Thematic Portfolio
02/25/2013 to 12/31/2013	11.97712	13.46046	267,024
01/01/2014 to 12/31/2014	13.46046	14.03808	564,156
01/01/2015 to 12/31/2015	14.03808	13.62016	720,389
01/01/2016 to 12/31/2016	13.62016	14.05190	795,509
01/01/2017 to 12/31/2017	14.05190	16.11489	822,656
01/01/2018 to 12/31/2018	16.11489	14.63422	641,596
01/01/2019 to 12/31/2019	14.63422	17.13688	621,707
01/01/2020 to 12/31/2020	17.13688	19.01386	575,887
AST J.P. Morgan International Equity Portfolio
02/25/2013 to 12/31/2013	11.14839	12.71713	18,975
01/01/2014 to 12/31/2014	12.71713	11.67544	28,934
01/01/2015 to 12/31/2015	11.67544	11.12782	50,130
01/01/2016 to 12/31/2016	11.12782	11.12214	45,687
01/01/2017 to 12/31/2017	11.12214	14.13753	35,934
01/01/2018 to 12/31/2018	14.13753	11.43896	35,290
01/01/2019 to 12/31/2019	11.43896	14.26924	34,019
01/01/2020 to 12/31/2020	14.26924	15.82113	31,100

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Strategic Opportunities Portfolio
02/25/2013 to 12/31/2013	11.40011	12.29971	398,212
01/01/2014 to 12/31/2014	12.29971	12.71703	696,661
01/01/2015 to 12/31/2015	12.71703	12.44625	799,325
01/01/2016 to 12/31/2016	12.44625	12.67248	735,225
01/01/2017 to 12/31/2017	12.67248	13.93478	713,105
01/01/2018 to 12/31/2018	13.93478	12.96124	585,634
01/01/2019 to 12/31/2019	12.96124	14.56503	571,949
01/01/2020 to 12/31/2020	14.56503	15.90241	486,689
AST Jennison Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	12.18320	16.07967	3,178
01/01/2014 to 12/31/2014	16.07967	17.26455	29,448
01/01/2015 to 12/31/2015	17.26455	18.72818	49,226
01/01/2016 to 12/31/2016	18.72818	18.09482	39,900
01/01/2017 to 12/31/2017	18.09482	24.10032	35,235
01/01/2018 to 12/31/2018	24.10032	23.24710	47,897
01/01/2019 to 12/31/2019	23.24710	30.22521	39,256
01/01/2020 to 12/31/2020	30.22521	45.65131	42,269
AST Large-Cap Core Portfolio
04/29/2013* to 12/31/2013	9.99838	11.65254	781
01/01/2014 to 12/31/2014	11.65254	13.16685	2,478
01/01/2015 to 12/31/2015	13.16685	13.10927	8,949
01/01/2016 to 12/31/2016	13.10927	14.24970	9,749
01/01/2017 to 12/31/2017	14.24970	16.96438	13,255
01/01/2018 to 12/31/2018	16.96438	15.44231	15,599
01/01/2019 to 12/31/2019	15.44231	18.95519	15,986
01/01/2020 to 12/31/2020	18.95519	20.65733	19,128
AST Legg Mason Diversified Growth Portfolio
11/24/2014* to 12/31/2014	9.99838	9.93851	1,972
01/01/2015 to 12/31/2015	9.93851	9.65663	88,757
01/01/2016 to 12/31/2016	9.65663	10.31324	124,188
01/01/2017 to 12/31/2017	10.31324	11.58978	231,678
01/01/2018 to 12/31/2018	11.58978	10.66150	174,325
01/01/2019 to 12/31/2019	10.66150	12.36166	237,280
01/01/2020 to 12/31/2020	12.36166	12.85661	210,073
AST Loomis Sayles Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	12.50179	16.19761	2,427
01/01/2014 to 12/31/2014	16.19761	17.56365	18,419
01/01/2015 to 12/31/2015	17.56365	18.95565	34,622
01/01/2016 to 12/31/2016	18.95565	19.62334	45,764
01/01/2017 to 12/31/2017	19.62334	25.58953	41,324
01/01/2018 to 12/31/2018	25.58953	24.41349	29,919
01/01/2019 to 12/31/2019	24.41349	31.50901	37,658
01/01/2020 to 12/31/2020	31.50901	40.65514	44,663
AST MFS Global Equity Portfolio
02/25/2013 to 12/31/2013	13.04969	15.62997	22,820
01/01/2014 to 12/31/2014	15.62997	15.88154	57,047
01/01/2015 to 12/31/2015	15.88154	15.34368	46,503
01/01/2016 to 12/31/2016	15.34368	16.11518	34,391
01/01/2017 to 12/31/2017	16.11518	19.56910	34,072
01/01/2018 to 12/31/2018	19.56910	17.35259	34,552
01/01/2019 to 12/31/2019	17.35259	22.11127	41,741
01/01/2020 to 12/31/2020	22.11127	24.75423	35,777

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Allocation Portfolio
02/25/2013 to 12/31/2013	10.55025	12.01215	110,206
01/01/2014 to 12/31/2014	12.01215	12.38315	265,675
01/01/2015 to 12/31/2015	12.38315	11.99089	333,340
01/01/2016 to 12/31/2016	11.99089	12.26583	342,613
01/01/2017 to 12/31/2017	12.26583	14.01090	342,937
01/01/2018 to 12/31/2018	14.01090	12.59953	296,288
01/01/2019 to 12/31/2019	12.59953	15.16596	300,142
01/01/2020 to 12/31/2020	15.16596	16.33855	294,942
AST MFS Growth Portfolio
02/25/2013 to 12/31/2013	12.60627	16.30651	16,546
01/01/2014 to 12/31/2014	16.30651	17.38120	20,480
01/01/2015 to 12/31/2015	17.38120	18.27432	28,786
01/01/2016 to 12/31/2016	18.27432	18.26129	22,723
01/01/2017 to 12/31/2017	18.26129	23.40483	20,200
01/01/2018 to 12/31/2018	23.40483	23.43933	37,511
01/01/2019 to 12/31/2019	23.43933	31.66495	37,884
01/01/2020 to 12/31/2020	31.66495	40.51023	34,065
AST MFS Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	10.78803	13.43256	8,761
01/01/2014 to 12/31/2014	13.43256	14.51650	21,098
01/01/2015 to 12/31/2015	14.51650	14.13049	29,877
01/01/2016 to 12/31/2016	14.13049	15.71864	41,149
01/01/2017 to 12/31/2017	15.71864	18.08552	25,372
01/01/2018 to 12/31/2018	18.08552	15.93110	39,241
01/01/2019 to 12/31/2019	15.93110	20.20463	38,067
01/01/2020 to 12/31/2020	20.20463	20.58226	37,373
AST Mid-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.25586	16.51027	21,840
01/01/2014 to 12/31/2014	16.51027	18.05438	88,188
01/01/2015 to 12/31/2015	18.05438	16.69584	126,779
01/01/2016 to 12/31/2016	16.69584	16.64033	103,488
01/01/2017 to 12/31/2017	16.64033	20.73706	99,604
01/01/2018 to 12/31/2018	20.73706	19.44630	101,904
01/01/2019 to 12/31/2019	19.44630	24.81686	114,602
01/01/2020 to 12/31/2020	24.81686	32.81045	114,112
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	13.15687	17.17903	39,123
01/01/2014 to 12/31/2014	17.17903	19.24449	56,892
01/01/2015 to 12/31/2015	19.24449	17.80559	69,290
01/01/2016 to 12/31/2016	17.80559	20.64205	68,080
01/01/2017 to 12/31/2017	20.64205	23.03160	44,555
01/01/2018 to 12/31/2018	23.03160	18.86707	41,463
01/01/2019 to 12/31/2019	18.86707	22.38686	52,167
01/01/2020 to 12/31/2020	22.38686	21.55841	51,917
AST Preservation Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.49277	12.16225	1,037,160
01/01/2014 to 12/31/2014	12.16225	12.61382	1,931,565
01/01/2015 to 12/31/2015	12.61382	12.38563	1,892,796
01/01/2016 to 12/31/2016	12.38563	12.81566	1,864,655
01/01/2017 to 12/31/2017	12.81566	13.83945	2,240,690
01/01/2018 to 12/31/2018	13.83945	13.18272	1,896,463
01/01/2019 to 12/31/2019	13.18272	14.83091	1,915,815
01/01/2020 to 12/31/2020	14.83091	15.86229	1,818,512

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Core Bond Portfolio
02/25/2013 to 12/31/2013	10.52865	10.12445	24,243
01/01/2014 to 12/31/2014	10.12445	10.52868	41,019
01/01/2015 to 12/31/2015	10.52868	10.29570	157,359
01/01/2016 to 12/31/2016	10.29570	10.52039	178,574
01/01/2017 to 12/31/2017	10.52039	10.90076	156,597
01/01/2018 to 12/31/2018	10.90076	10.60014	185,802
01/01/2019 to 12/31/2019	10.60014	11.40726	148,353
01/01/2020 to 12/31/2020	11.40726	11.86148	134,058
AST Prudential Growth Allocation Portfolio
02/25/2013 to 12/31/2013	11.84304	13.44621	306,590
01/01/2014 to 12/31/2014	13.44621	14.39666	798,332
01/01/2015 to 12/31/2015	14.39666	14.02945	1,419,696
01/01/2016 to 12/31/2016	14.02945	15.14513	1,353,285
01/01/2017 to 12/31/2017	15.14513	17.24100	2,360,200
01/01/2018 to 12/31/2018	17.24100	15.61901	1,998,234
01/01/2019 to 12/31/2019	15.61901	18.25166	2,041,847
01/01/2020 to 12/31/2020	18.25166	18.94385	1,840,510
AST QMA US Equity Alpha Portfolio
02/25/2013 to 12/31/2013	13.43589	16.71236	6,715
01/01/2014 to 12/31/2014	16.71236	19.20716	7,597
01/01/2015 to 12/31/2015	19.20716	19.41249	17,712
01/01/2016 to 12/31/2016	19.41249	21.86067	17,246
01/01/2017 to 12/31/2017	21.86067	26.20500	20,838
01/01/2018 to 12/31/2018	26.20500	23.58016	20,200
01/01/2019 to 12/31/2019	23.58016	28.77694	17,416
01/01/2020 to 12/31/2020	28.77694	26.75217	19,991
AST Quantitative Modeling Portfolio
02/25/2013 to 12/31/2013	10.10432	11.82614	41,958
01/01/2014 to 12/31/2014	11.82614	12.34930	278,378
01/01/2015 to 12/31/2015	12.34930	12.12670	378,792
01/01/2016 to 12/31/2016	12.12670	12.64255	369,206
01/01/2017 to 12/31/2017	12.64255	14.65171	314,214
01/01/2018 to 12/31/2018	14.65171	13.42675	319,175
01/01/2019 to 12/31/2019	13.42675	15.95658	295,357
01/01/2020 to 12/31/2020	15.95658	17.45647	183,905
AST Small-Cap Growth Opportunities Portfolio
02/25/2013 to 12/31/2013	12.67626	16.83782	2,586
01/01/2014 to 12/31/2014	16.83782	17.32530	47,903
01/01/2015 to 12/31/2015	17.32530	17.21422	41,793
01/01/2016 to 12/31/2016	17.21422	18.17879	37,140
01/01/2017 to 12/31/2017	18.17879	22.76113	35,881
01/01/2018 to 12/31/2018	22.76113	19.89505	47,896
01/01/2019 to 12/31/2019	19.89505	26.62386	41,579
01/01/2020 to 12/31/2020	26.62386	35.29028	40,088
AST Small-Cap Growth Portfolio
02/25/2013 to 12/31/2013	14.15821	17.86028	11,372
01/01/2014 to 12/31/2014	17.86028	18.18082	14,841
01/01/2015 to 12/31/2015	18.18082	17.96644	32,117
01/01/2016 to 12/31/2016	17.96644	19.74442	21,835
01/01/2017 to 12/31/2017	19.74442	23.99069	16,123
01/01/2018 to 12/31/2018	23.99069	21.54355	24,858
01/01/2019 to 12/31/2019	21.54355	27.48601	30,398
01/01/2020 to 12/31/2020	27.48601	39.99183	35,161

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	12.99783	16.50218	9,819
01/01/2014 to 12/31/2014	16.50218	17.03278	37,540
01/01/2015 to 12/31/2015	17.03278	15.98081	45,119
01/01/2016 to 12/31/2016	15.98081	20.24620	59,069
01/01/2017 to 12/31/2017	20.24620	21.31100	47,651
01/01/2018 to 12/31/2018	21.31100	17.32545	62,146
01/01/2019 to 12/31/2019	17.32545	20.72150	52,660
01/01/2020 to 12/31/2020	20.72150	20.49269	48,915
AST T. Rowe Price Asset Allocation Portfolio
02/25/2013 to 12/31/2013	12.13201	13.63266	1,229,283
01/01/2014 to 12/31/2014	13.63266	14.15273	2,418,358
01/01/2015 to 12/31/2015	14.15273	13.88256	3,819,853
01/01/2016 to 12/31/2016	13.88256	14.63936	3,828,183
01/01/2017 to 12/31/2017	14.63936	16.56631	3,606,476
01/01/2018 to 12/31/2018	16.56631	15.37631	3,017,412
01/01/2019 to 12/31/2019	15.37631	18.21917	2,800,682
01/01/2020 to 12/31/2020	18.21917	20.10302	2,519,612
AST T. Rowe Price Growth Opportunities Portfolio
02/10/2014* to 12/31/2014	9.99838	10.48352	591,720
01/01/2015 to 12/31/2015	10.48352	10.43320	1,025,454
01/01/2016 to 12/31/2016	10.43320	10.78774	1,047,635
01/01/2017 to 12/31/2017	10.78774	12.73643	1,063,640
01/01/2018 to 12/31/2018	12.73643	11.53304	985,936
01/01/2019 to 12/31/2019	11.53304	14.10414	1,244,549
01/01/2020 to 12/31/2020	14.10414	15.72371	1,182,536
AST T. Rowe Price Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	12.72813	17.47928	97,590
01/01/2014 to 12/31/2014	17.47928	18.56872	162,907
01/01/2015 to 12/31/2015	18.56872	19.95142	181,564
01/01/2016 to 12/31/2016	19.95142	20.09122	143,016
01/01/2017 to 12/31/2017	20.09122	27.16440	147,409
01/01/2018 to 12/31/2018	27.16440	27.66160	155,612
01/01/2019 to 12/31/2019	27.66160	34.77894	144,961
01/01/2020 to 12/31/2020	34.77894	47.67563	137,364
AST T. Rowe Price Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	12.19411	15.27963	20,844
01/01/2014 to 12/31/2014	15.27963	15.21507	47,471
01/01/2015 to 12/31/2015	15.21507	14.01372	43,295
01/01/2016 to 12/31/2016	14.01372	14.58315	46,372
01/01/2017 to 12/31/2017	14.58315	16.66646	51,025
01/01/2018 to 12/31/2018	16.66646	14.75303	56,275
01/01/2019 to 12/31/2019	14.75303	18.22203	189,895
01/01/2020 to 12/31/2020	18.22203	18.24014	191,213
AST T. Rowe Price Natural Resources Portfolio
02/25/2013 to 12/31/2013	9.85616	11.00540	13,172
01/01/2014 to 12/31/2014	11.00540	9.88848	32,758
01/01/2015 to 12/31/2015	9.88848	7.82886	36,855
01/01/2016 to 12/31/2016	7.82886	9.56611	44,405
01/01/2017 to 12/31/2017	9.56611	10.34689	28,693
01/01/2018 to 12/31/2018	10.34689	8.45462	33,376
01/01/2019 to 12/31/2019	8.45462	9.68791	33,680
01/01/2020 to 12/31/2020	9.68791	9.28793	29,586

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	13.36542	16.41458	7,874
01/01/2014 to 12/31/2014	16.41458	18.50386	27,033
01/01/2015 to 12/31/2015	18.50386	16.94400	16,509
01/01/2016 to 12/31/2016	16.94400	18.93968	21,345
01/01/2017 to 12/31/2017	18.93968	22.01273	17,804
01/01/2018 to 12/31/2018	22.01273	18.01453	17,376
01/01/2019 to 12/31/2019	18.01453	21.04498	14,955
01/01/2020 to 12/31/2020	21.04498	19.43518	12,987
AST Wellington Management Hedged Equity Portfolio
02/25/2013 to 12/31/2013	9.90645	11.34130	484,589
01/01/2014 to 12/31/2014	11.34130	11.73220	1,052,187
01/01/2015 to 12/31/2015	11.73220	11.43065	1,337,686
01/01/2016 to 12/31/2016	11.43065	11.93960	1,212,083
01/01/2017 to 12/31/2017	11.93960	13.29891	1,174,575
01/01/2018 to 12/31/2018	13.29891	12.38664	994,300
01/01/2019 to 12/31/2019	12.38664	14.64141	1,022,496
01/01/2020 to 12/31/2020	14.64141	15.31186	953,267
AST Western Asset Core Plus Bond Portfolio
02/25/2013 to 12/31/2013	11.42206	11.04489	21,427
01/01/2014 to 12/31/2014	11.04489	11.60900	33,022
01/01/2015 to 12/31/2015	11.60900	11.52348	66,160
01/01/2016 to 12/31/2016	11.52348	11.88113	84,162
01/01/2017 to 12/31/2017	11.88113	12.38495	82,807
01/01/2018 to 12/31/2018	12.38495	11.86726	213,589
01/01/2019 to 12/31/2019	11.86726	13.06724	213,961
01/01/2020 to 12/31/2020	13.06724	13.85139	215,508
AST Western Asset Emerging Markets Debt Portfolio
02/25/2013 to 12/31/2013	10.00809	9.16475	2,974
01/01/2014 to 12/31/2014	9.16475	9.10774	3,184
01/01/2015 to 12/31/2015	9.10774	8.65469	6,336
01/01/2016 to 12/31/2016	8.65469	9.38642	5,738
01/01/2017 to 12/31/2017	9.38642	10.06002	3,046
01/01/2018 to 12/31/2018	10.06002	9.20524	7,734
01/01/2019 to 12/31/2019	9.20524	10.36602	4,095
01/01/2020 to 12/31/2020	10.36602	10.92072	4,477
PSF Small Capitalization Stock Portfolio
04/30/2018* to 12/31/2018	9.90715	8.78926	2,603
01/01/2019 to 12/31/2019	8.78926	10.54988	13,810
01/01/2020 to 12/31/2020	10.54988	11.48130	9,329
PSF Stock Index Portfolio
04/30/2018* to 12/31/2018	9.91784	9.37691	14,551
01/01/2019 to 12/31/2019	9.37691	12.05105	15,849
01/01/2020 to 12/31/2020	12.05105	13.95217	23,797
*Denotes the start date of these sub-accounts

APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN
STATES
Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California	Medically-Related Surrender is not available. For the California annuity forms, “contingent deferred sales charges” are referred to as “surrender charges”.
Connecticut	The Liquidity Factor used in the Market Value Adjustment and DCA formulas equals zero (0).
Florida
One year waiting period for annuitization. With respect to those who are 65 years or older on the date of purchase, in no event will the Contingent Deferred Sales Charge exceed 10% in accordance with Florida law.

Illinois	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Iowa	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Massachusetts
The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit. Medically-Related Surrenders are not available.

Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Oregon	6 and 12 Month DCA Options are not available. Market Value Adjustment Options are not available.
Texas	The Beneficiary Annuity is not available.

B-1

APPENDIX C - FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE OF LIVING BENEFITS
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
▪Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
▪Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%
▪Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
▪Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
▪L – the target value as of the current Valuation Day.
▪r – the target ratio.
▪a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)
▪Vv – the total value of all Permitted Sub-accounts in the Annuity.
▪VF – the Unadjusted Account Value of all elected DCA Market Value Adjustment Options in the Annuity.
▪B – the total value of the AST Investment Grade Bond Sub-account.
▪P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Unadjusted Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.
▪T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.
▪TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.
*    Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If (VV + VF) is equal to zero, no calculation is necessary. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).
▪If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cus or if on any day r (greater than) Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts and the DCA Market Value Adjustment Options, if applicable, are transferred to the AST Investment Grade Bond Sub-account.
▪If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% Cap Rule: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Unadjusted Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Unadjusted Account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and the DCA Market Value Adjustment Options to the AST Investment Grade Bond Sub-account
T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
Monthly Transfer Calculation
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} (less than) (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub- accounts.

“A” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Month 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.7	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY B SERIES, L SERIES AND C SERIESSM ANNUITY DESCRIBED IN THE PROSPECTUS (APRIL 30, 2021)

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a Statement of Additional Information

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PPRT21DPROS

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2021
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
(For Annuities offering Highest Daily Lifetime® Income v2.1 Optional Benefits and Highest Daily Lifetime® Income v3.0 Optional Benefits)
The Prudential Premier® Retirement Variable Annuity B SeriesSM ("B Series"), Prudential Premier® Retirement Variable Annuity L SeriesSM ("L Series"), and Prudential Premier® Retirement Variable Annuity C SeriesSM ("C Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account. These Annuities are no longer offered for new sales. Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). Subject to certain restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the L Series, the B Series and the C Series prospectus dated April 30, 2021 (For Annuities offering Highest Daily Lifetime® Income v2.1 Optional Benefits and Highest Daily Lifetime® Income v3.0 Optional Benefits). To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuities Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at 1-888-PRU-2888.

TABLE OF CONTENTS
The Prudential Premier® Retirement Variable Annuity B SeriesSM ("B Series"), Prudential Premier® Retirement Variable Annuity L SeriesSM ("L Series"), and Prudential Premier® Retirement Variable Annuity C SeriesSM ("C Series") are service marks of The Prudential Insurance Company of America.
1

COMPANY
Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.
Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiary as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of the dates presented and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life, PAD received commissions of $528,879,454.81, $747,107,473.30, and $633,385,857.43 in 2020, 2019 and 2018, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2020) received payment with respect to annuity business during 2020 (or as to which a payment amount was accrued during 2020). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2020, non-cash compensation received by firms and entities ranged from $37.46 to $3,298,342.95. During 2020, cash compensation received by firms ranged from $4.40 to $12,514,361.56.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Pruco Life is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life and our ability to conduct business and process transactions. Although Pruco Life has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact Pruco Life and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to Pruco Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused Pruco Life and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although Pruco Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit (which we refer to as the "Unit Price") is computed as of the end of each Valuation Day applicable. On any given Valuation Day, the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding Valuation Day by the net investment factor for the Sub-account for the current Valuation Day. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less, (c) where:
(a) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the current Valuation Period; plus or minus
(2) any per share charge or credit during the current Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(b) is the net result of:
(1) the net asset value per share of the underlying Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the underlying Portfolio at the end of the preceding Valuation Period; plus or minus
(2) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.
(c) is the Insurance Charge corresponding to the portion of the 365 day year (366 for a leap year) that is in the current Valuation Period.
We value the assets in each Sub-account at their fair market value in accordance with accepted accounting principles and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.
As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values. This information reflects Sub-Account names as of December 31, 2020. Please refer to the Investment Options section of the prospectus for information on name changes.

PREMIER RETIREMENT B SERIES (contracts issued on or after 2-25-2013 and before 2-10-2014)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/25/2013 to 12/31/2013	10.94292	11.75851	169,163
01/01/2014 to 12/31/2014	11.75851	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
02/25/2013 to 12/31/2013	12.06977	13.63409	158,790
01/01/2014 to 12/31/2014	13.63409	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
02/25/2013 to 12/31/2013	10.76417	11.80510	62,149
01/01/2014 to 12/31/2014	11.80510	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.58934	13.20498	566,259
01/01/2014 to 12/31/2014	13.20498	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290
AST BlackRock Low Duration Bond Portfolio
02/25/2013 to 12/31/2013	12.32384	11.96593	61,513
01/01/2014 to 12/31/2014	11.96593	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341

5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio
02/25/2013 to 12/31/2013	13.91692	13.51422	157,940
01/01/2014 to 12/31/2014	13.51422	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684
AST Capital Growth Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.05144	13.05551	147,135
01/01/2014 to 12/31/2014	13.05551	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
02/25/2013 to 12/31/2013	11.59102	11.90508	5,835
01/01/2014 to 12/31/2014	11.90508	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
02/25/2013 to 12/31/2013	10.39132	10.29050	28,693
01/01/2014 to 12/31/2014	10.29050	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082
AST Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	10.25785	10.20593	18,822
01/01/2014 to 12/31/2014	10.20593	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
02/25/2013 to 12/31/2013	10.46770	11.77393	141,532
01/01/2014 to 12/31/2014	11.77393	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944

6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
02/25/2013 to 12/31/2013	11.29421	12.06017	27,028
01/01/2014 to 12/31/2014	12.06017	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254
AST Goldman Sachs Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	14.64562	19.07270	10,593
01/01/2014 to 12/31/2014	19.07270	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152
AST Government Money Market Portfolio
02/25/2013 to 12/31/2013	10.06103	9.97714	122,291
01/01/2014 to 12/31/2014	9.97714	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
02/25/2013 to 12/31/2013	12.95877	13.54280	47,007
01/01/2014 to 12/31/2014	13.54280	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	8.72629	11.48738	31,898
01/01/2014 to 12/31/2014	11.48738	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
02/25/2013 to 12/31/2013	9.32941	10.92201	15,690
01/01/2014 to 12/31/2014	10.92201	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784

7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
02/25/2013 to 12/31/2013	9.28094	10.86035	7,431
01/01/2014 to 12/31/2014	10.86035	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162
AST J.P. Morgan Global Thematic Portfolio
02/25/2013 to 12/31/2013	11.40115	12.91910	27,963
01/01/2014 to 12/31/2014	12.91910	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827
AST J.P. Morgan International Equity Portfolio
02/25/2013 to 12/31/2013	9.80820	11.28094	28,745
01/01/2014 to 12/31/2014	11.28094	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
02/25/2013 to 12/31/2013	11.71181	12.74066	67,156
01/01/2014 to 12/31/2014	12.74066	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.10364	17.43738	5,435
01/01/2014 to 12/31/2014	17.43738	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	11.00756	14.37959	35,153
01/01/2014 to 12/31/2014	14.37959	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949

8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
02/25/2013 to 12/31/2013	12.64462	15.27018	35,474
01/01/2014 to 12/31/2014	15.27018	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
02/25/2013 to 12/31/2013	10.63598	12.20998	8,126
01/01/2014 to 12/31/2014	12.20998	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
02/25/2013 to 12/31/2013	11.89741	15.51686	16,702
01/01/2014 to 12/31/2014	15.51686	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404
AST Mid-Cap Growth Portfolio
02/25/2013 to 12/31/2013	14.73712	18.50694	16,778
01/01/2014 to 12/31/2014	18.50694	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	11.93362	15.71072	36,628
01/01/2014 to 12/31/2014	15.71072	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720
AST Preservation Asset Allocation Portfolio
02/25/2013 to 12/31/2013	12.35550	13.18351	433,397
01/01/2014 to 12/31/2014	13.18351	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443

9

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
02/25/2013 to 12/31/2013	10.14604	11.61472	94,352
01/01/2014 to 12/31/2014	11.61472	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
02/25/2013 to 12/31/2013	10.89139	13.65949	8,717
01/01/2014 to 12/31/2014	13.65949	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
02/25/2013 to 12/31/2013	10.28566	12.13798	25,309
01/01/2014 to 12/31/2014	12.13798	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
02/25/2013 to 12/31/2013	11.09277	14.85632	15,705
01/01/2014 to 12/31/2014	14.85632	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880
AST Small-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.82256	17.58113	12,287
01/01/2014 to 12/31/2014	17.58113	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	11.92194	15.26149	17,249
01/01/2014 to 12/31/2014	15.26149	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689

10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
02/25/2013 to 12/31/2013	12.19664	13.81861	463,674
01/01/2014 to 12/31/2014	13.81861	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.08062	18.11188	40,364
01/01/2014 to 12/31/2014	18.11188	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.62959	12.16608	25,451
01/01/2014 to 12/31/2014	12.16608	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130
AST T. Rowe Price Natural Resources Portfolio
02/25/2013 to 12/31/2013	10.67585	12.01930	30,337
01/01/2014 to 12/31/2014	12.01930	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	12.36879	15.31633	5,233
01/01/2014 to 12/31/2014	15.31633	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637
AST Wellington Management Hedged Equity Portfolio
02/25/2013 to 12/31/2013	9.88981	11.41596	32,813
01/01/2014 to 12/31/2014	11.41596	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379

11

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
02/25/2013 to 12/31/2013	12.39898	12.08896	36,684
01/01/2014 to 12/31/2014	12.08896	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

12

PREMIER RETIREMENT L SERIES (contracts issued on or after 2-25-2013 and before 2-10-2014)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/25/2013 to 12/31/2013	10.94292	11.75851	169,163
01/01/2014 to 12/31/2014	11.75851	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
02/25/2013 to 12/31/2013	12.06977	13.63409	158,790
01/01/2014 to 12/31/2014	13.63409	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
02/25/2013 to 12/31/2013	10.76417	11.80510	62,149
01/01/2014 to 12/31/2014	11.80510	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.58934	13.20498	566,259
01/01/2014 to 12/31/2014	13.20498	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290
AST BlackRock Low Duration Bond Portfolio
02/25/2013 to 12/31/2013	12.32384	11.96593	61,513
01/01/2014 to 12/31/2014	11.96593	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341

13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio
02/25/2013 to 12/31/2013	13.91692	13.51422	157,940
01/01/2014 to 12/31/2014	13.51422	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684
AST Capital Growth Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.05144	13.05551	147,135
01/01/2014 to 12/31/2014	13.05551	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
02/25/2013 to 12/31/2013	11.59102	11.90508	5,835
01/01/2014 to 12/31/2014	11.90508	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
02/25/2013 to 12/31/2013	10.39132	10.29050	28,693
01/01/2014 to 12/31/2014	10.29050	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082
AST Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	10.25785	10.20593	18,822
01/01/2014 to 12/31/2014	10.20593	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
02/25/2013 to 12/31/2013	10.46770	11.77393	141,532
01/01/2014 to 12/31/2014	11.77393	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944

14

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
02/25/2013 to 12/31/2013	11.29421	12.06017	27,028
01/01/2014 to 12/31/2014	12.06017	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254
AST Goldman Sachs Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	14.64562	19.07270	10,593
01/01/2014 to 12/31/2014	19.07270	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152
AST Government Money Market Portfolio
02/25/2013 to 12/31/2013	10.06103	9.97714	122,291
01/01/2014 to 12/31/2014	9.97714	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
02/25/2013 to 12/31/2013	12.95877	13.54280	47,007
01/01/2014 to 12/31/2014	13.54280	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	8.72629	11.48738	31,898
01/01/2014 to 12/31/2014	11.48738	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
02/25/2013 to 12/31/2013	9.32941	10.92201	15,690
01/01/2014 to 12/31/2014	10.92201	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784

15

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
02/25/2013 to 12/31/2013	9.28094	10.86035	7,431
01/01/2014 to 12/31/2014	10.86035	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162
AST J.P. Morgan Global Thematic Portfolio
02/25/2013 to 12/31/2013	11.40115	12.91910	27,963
01/01/2014 to 12/31/2014	12.91910	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827
AST J.P. Morgan International Equity Portfolio
02/25/2013 to 12/31/2013	9.80820	11.28094	28,745
01/01/2014 to 12/31/2014	11.28094	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
02/25/2013 to 12/31/2013	11.71181	12.74066	67,156
01/01/2014 to 12/31/2014	12.74066	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.10364	17.43738	5,435
01/01/2014 to 12/31/2014	17.43738	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	11.00756	14.37959	35,153
01/01/2014 to 12/31/2014	14.37959	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949

16

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
02/25/2013 to 12/31/2013	12.64462	15.27018	35,474
01/01/2014 to 12/31/2014	15.27018	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
02/25/2013 to 12/31/2013	10.63598	12.20998	8,126
01/01/2014 to 12/31/2014	12.20998	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
02/25/2013 to 12/31/2013	11.89741	15.51686	16,702
01/01/2014 to 12/31/2014	15.51686	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404
AST Mid-Cap Growth Portfolio
02/25/2013 to 12/31/2013	14.73712	18.50694	16,778
01/01/2014 to 12/31/2014	18.50694	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	11.93362	15.71072	36,628
01/01/2014 to 12/31/2014	15.71072	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720
AST Preservation Asset Allocation Portfolio
02/25/2013 to 12/31/2013	12.35550	13.18351	433,397
01/01/2014 to 12/31/2014	13.18351	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443

17

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
02/25/2013 to 12/31/2013	10.14604	11.61472	94,352
01/01/2014 to 12/31/2014	11.61472	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
02/25/2013 to 12/31/2013	10.89139	13.65949	8,717
01/01/2014 to 12/31/2014	13.65949	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
02/25/2013 to 12/31/2013	10.28566	12.13798	25,309
01/01/2014 to 12/31/2014	12.13798	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
02/25/2013 to 12/31/2013	11.09277	14.85632	15,705
01/01/2014 to 12/31/2014	14.85632	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880
AST Small-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.82256	17.58113	12,287
01/01/2014 to 12/31/2014	17.58113	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	11.92194	15.26149	17,249
01/01/2014 to 12/31/2014	15.26149	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689

18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
02/25/2013 to 12/31/2013	12.19664	13.81861	463,674
01/01/2014 to 12/31/2014	13.81861	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.08062	18.11188	40,364
01/01/2014 to 12/31/2014	18.11188	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.62959	12.16608	25,451
01/01/2014 to 12/31/2014	12.16608	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130
AST T. Rowe Price Natural Resources Portfolio
02/25/2013 to 12/31/2013	10.67585	12.01930	30,337
01/01/2014 to 12/31/2014	12.01930	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	12.36879	15.31633	5,233
01/01/2014 to 12/31/2014	15.31633	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637
AST Wellington Management Hedged Equity Portfolio
02/25/2013 to 12/31/2013	9.88981	11.41596	32,813
01/01/2014 to 12/31/2014	11.41596	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379

19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
02/25/2013 to 12/31/2013	12.39898	12.08896	36,684
01/01/2014 to 12/31/2014	12.08896	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

20

PREMIER RETIREMENT C SERIES (contracts issued on or after 2-25-2013 and before 2-10-2014)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/25/2013 to 12/31/2013	10.94292	11.75851	169,163
01/01/2014 to 12/31/2014	11.75851	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
02/25/2013 to 12/31/2013	12.06977	13.63409	158,790
01/01/2014 to 12/31/2014	13.63409	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
02/25/2013 to 12/31/2013	10.76417	11.80510	62,149
01/01/2014 to 12/31/2014	11.80510	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.58934	13.20498	566,259
01/01/2014 to 12/31/2014	13.20498	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290
AST BlackRock Low Duration Bond Portfolio
02/25/2013 to 12/31/2013	12.32384	11.96593	61,513
01/01/2014 to 12/31/2014	11.96593	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341

21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock/Loomis Sayles Bond Portfolio
02/25/2013 to 12/31/2013	13.91692	13.51422	157,940
01/01/2014 to 12/31/2014	13.51422	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684
AST Capital Growth Asset Allocation Portfolio
02/25/2013 to 12/31/2013	11.05144	13.05551	147,135
01/01/2014 to 12/31/2014	13.05551	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
02/25/2013 to 12/31/2013	11.59102	11.90508	5,835
01/01/2014 to 12/31/2014	11.90508	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
02/25/2013 to 12/31/2013	10.39132	10.29050	28,693
01/01/2014 to 12/31/2014	10.29050	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082
AST Emerging Markets Equity Portfolio
02/25/2013 to 12/31/2013	10.25785	10.20593	18,822
01/01/2014 to 12/31/2014	10.20593	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
02/25/2013 to 12/31/2013	10.46770	11.77393	141,532
01/01/2014 to 12/31/2014	11.77393	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944

22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
02/25/2013 to 12/31/2013	11.29421	12.06017	27,028
01/01/2014 to 12/31/2014	12.06017	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254
AST Goldman Sachs Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	14.64562	19.07270	10,593
01/01/2014 to 12/31/2014	19.07270	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152
AST Government Money Market Portfolio
02/25/2013 to 12/31/2013	10.06103	9.97714	122,291
01/01/2014 to 12/31/2014	9.97714	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
02/25/2013 to 12/31/2013	12.95877	13.54280	47,007
01/01/2014 to 12/31/2014	13.54280	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	8.72629	11.48738	31,898
01/01/2014 to 12/31/2014	11.48738	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
02/25/2013 to 12/31/2013	9.32941	10.92201	15,690
01/01/2014 to 12/31/2014	10.92201	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784

23

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
02/25/2013 to 12/31/2013	9.28094	10.86035	7,431
01/01/2014 to 12/31/2014	10.86035	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162
AST J.P. Morgan Global Thematic Portfolio
02/25/2013 to 12/31/2013	11.40115	12.91910	27,963
01/01/2014 to 12/31/2014	12.91910	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827
AST J.P. Morgan International Equity Portfolio
02/25/2013 to 12/31/2013	9.80820	11.28094	28,745
01/01/2014 to 12/31/2014	11.28094	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
02/25/2013 to 12/31/2013	11.71181	12.74066	67,156
01/01/2014 to 12/31/2014	12.74066	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.10364	17.43738	5,435
01/01/2014 to 12/31/2014	17.43738	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	11.00756	14.37959	35,153
01/01/2014 to 12/31/2014	14.37959	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949

24

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
02/25/2013 to 12/31/2013	12.64462	15.27018	35,474
01/01/2014 to 12/31/2014	15.27018	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
02/25/2013 to 12/31/2013	10.63598	12.20998	8,126
01/01/2014 to 12/31/2014	12.20998	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
02/25/2013 to 12/31/2013	11.89741	15.51686	16,702
01/01/2014 to 12/31/2014	15.51686	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404
AST Mid-Cap Growth Portfolio
02/25/2013 to 12/31/2013	14.73712	18.50694	16,778
01/01/2014 to 12/31/2014	18.50694	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	11.93362	15.71072	36,628
01/01/2014 to 12/31/2014	15.71072	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720
AST Preservation Asset Allocation Portfolio
02/25/2013 to 12/31/2013	12.35550	13.18351	433,397
01/01/2014 to 12/31/2014	13.18351	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443

25

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
02/25/2013 to 12/31/2013	10.14604	11.61472	94,352
01/01/2014 to 12/31/2014	11.61472	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
02/25/2013 to 12/31/2013	10.89139	13.65949	8,717
01/01/2014 to 12/31/2014	13.65949	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
02/25/2013 to 12/31/2013	10.28566	12.13798	25,309
01/01/2014 to 12/31/2014	12.13798	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
02/25/2013 to 12/31/2013	11.09277	14.85632	15,705
01/01/2014 to 12/31/2014	14.85632	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880
AST Small-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.82256	17.58113	12,287
01/01/2014 to 12/31/2014	17.58113	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
02/25/2013 to 12/31/2013	11.92194	15.26149	17,249
01/01/2014 to 12/31/2014	15.26149	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689

26

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
02/25/2013 to 12/31/2013	12.19664	13.81861	463,674
01/01/2014 to 12/31/2014	13.81861	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
02/25/2013 to 12/31/2013	13.08062	18.11188	40,364
01/01/2014 to 12/31/2014	18.11188	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
02/25/2013 to 12/31/2013	9.62959	12.16608	25,451
01/01/2014 to 12/31/2014	12.16608	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130
AST T. Rowe Price Natural Resources Portfolio
02/25/2013 to 12/31/2013	10.67585	12.01930	30,337
01/01/2014 to 12/31/2014	12.01930	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
02/25/2013 to 12/31/2013	12.36879	15.31633	5,233
01/01/2014 to 12/31/2014	15.31633	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637
AST Wellington Management Hedged Equity Portfolio
02/25/2013 to 12/31/2013	9.88981	11.41596	32,813
01/01/2014 to 12/31/2014	11.41596	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379

27

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
02/25/2013 to 12/31/2013	12.39898	12.08896	36,684
01/01/2014 to 12/31/2014	12.08896	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

28

PREMIER RETIREMENT B SERIES (contracts issued on or after 2-10-2014)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/10/2014 to 12/31/2014	11.63324	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
02/10/2014 to 12/31/2014	13.51245	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
02/10/2014 to 12/31/2014	11.63782	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.04682	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290
AST BlackRock Low Duration Bond Portfolio
02/10/2014 to 12/31/2014	12.02186	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341
AST BlackRock/Loomis Sayles Bond Portfolio
02/10/2014 to 12/31/2014	13.72982	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684

29

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
02/10/2014 to 12/31/2014	12.82682	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
02/10/2014 to 12/31/2014	11.91595	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
02/10/2014 to 12/31/2014	10.90364	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082
AST Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	9.75125	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
02/10/2014 to 12/31/2014	11.44018	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944
AST Goldman Sachs Multi-Asset Portfolio
02/10/2014 to 12/31/2014	11.89128	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254

30

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	18.20133	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152
AST Government Money Market Portfolio
02/10/2014 to 12/31/2014	9.96601	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
02/10/2014 to 12/31/2014	13.65952	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.17406	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
02/10/2014 to 12/31/2014	10.50801	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784
AST International Value Portfolio
02/10/2014 to 12/31/2014	10.46985	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162
AST J.P. Morgan Global Thematic Portfolio
02/10/2014 to 12/31/2014	12.69931	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827

31

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
02/10/2014 to 12/31/2014	10.82390	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
02/10/2014 to 12/31/2014	12.63666	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.67253	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	14.11243	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949
AST MFS Global Equity Portfolio
02/10/2014 to 12/31/2014	14.80001	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.96749	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
02/10/2014 to 12/31/2014	15.36752	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404

32

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
02/10/2014 to 12/31/2014	18.27312	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	15.19106	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720
AST Preservation Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.16876	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443
AST Prudential Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.41741	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
02/10/2014 to 12/31/2014	13.18207	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
02/10/2014 to 12/31/2014	11.92002	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	15.05855	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880

33

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.48112	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	14.56767	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689
AST T. Rowe Price Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.66684	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	18.20573	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.67883	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130
AST T. Rowe Price Natural Resources Portfolio
02/10/2014 to 12/31/2014	11.73647	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	14.93758	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637

34

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
02/10/2014 to 12/31/2014	11.25099	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379
AST Western Asset Core Plus Bond Portfolio
02/10/2014 to 12/31/2014	12.29273	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

35

PREMIER RETIREMENT L SERIES (contracts issued on or after 2-10-2014)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/10/2014 to 12/31/2014	11.63324	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
02/10/2014 to 12/31/2014	13.51245	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
02/10/2014 to 12/31/2014	11.63782	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.04682	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290
AST BlackRock Low Duration Bond Portfolio
02/10/2014 to 12/31/2014	12.02186	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341
AST BlackRock/Loomis Sayles Bond Portfolio
02/10/2014 to 12/31/2014	13.72982	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684

36

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
02/10/2014 to 12/31/2014	12.82682	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
02/10/2014 to 12/31/2014	11.91595	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
02/10/2014 to 12/31/2014	10.90364	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082
AST Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	9.75125	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
02/10/2014 to 12/31/2014	11.44018	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944
AST Goldman Sachs Multi-Asset Portfolio
02/10/2014 to 12/31/2014	11.89128	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254

37

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	18.20133	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152
AST Government Money Market Portfolio
02/10/2014 to 12/31/2014	9.96601	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
02/10/2014 to 12/31/2014	13.65952	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.17406	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
02/10/2014 to 12/31/2014	10.50801	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784
AST International Value Portfolio
02/10/2014 to 12/31/2014	10.46985	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162
AST J.P. Morgan Global Thematic Portfolio
02/10/2014 to 12/31/2014	12.69931	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827

38

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
02/10/2014 to 12/31/2014	10.82390	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
02/10/2014 to 12/31/2014	12.63666	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.67253	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	14.11243	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949
AST MFS Global Equity Portfolio
02/10/2014 to 12/31/2014	14.80001	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.96749	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
02/10/2014 to 12/31/2014	15.36752	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404

39

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
02/10/2014 to 12/31/2014	18.27312	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	15.19106	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720
AST Preservation Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.16876	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443
AST Prudential Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.41741	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
02/10/2014 to 12/31/2014	13.18207	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
02/10/2014 to 12/31/2014	11.92002	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	15.05855	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880

40

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.48112	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	14.56767	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689
AST T. Rowe Price Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.66684	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	18.20573	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.67883	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130
AST T. Rowe Price Natural Resources Portfolio
02/10/2014 to 12/31/2014	11.73647	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	14.93758	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637

41

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
02/10/2014 to 12/31/2014	11.25099	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379
AST Western Asset Core Plus Bond Portfolio
02/10/2014 to 12/31/2014	12.29273	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

42

PREMIER RETIREMENT C SERIES (contracts issued on or after 2-10-2014)
Pruco Life Insurance Company
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
02/10/2014 to 12/31/2014	11.63324	12.08662	230,801
01/01/2015 to 12/31/2015	12.08662	11.58176	286,697
01/01/2016 to 12/31/2016	11.58176	12.19380	296,022
01/01/2017 to 12/31/2017	12.19380	13.59275	280,237
01/01/2018 to 12/31/2018	13.59275	12.36263	241,676
01/01/2019 to 12/31/2019	12.36263	14.20530	238,428
01/01/2020 to 12/31/2020	14.20530	14.65795	228,821
AST Advanced Strategies Portfolio
02/10/2014 to 12/31/2014	13.51245	14.32368	180,239
01/01/2015 to 12/31/2015	14.32368	14.29579	206,753
01/01/2016 to 12/31/2016	14.29579	15.16031	258,359
01/01/2017 to 12/31/2017	15.16031	17.55127	276,330
01/01/2018 to 12/31/2018	17.55127	16.35373	293,477
01/01/2019 to 12/31/2019	16.35373	19.73136	269,061
01/01/2020 to 12/31/2020	19.73136	21.62240	261,751
AST AllianzGI World Trends Portfolio
02/10/2014 to 12/31/2014	11.63782	12.28896	69,809
01/01/2015 to 12/31/2015	12.28896	12.14719	72,169
01/01/2016 to 12/31/2016	12.14719	12.60617	100,956
01/01/2017 to 12/31/2017	12.60617	14.50774	139,717
01/01/2018 to 12/31/2018	14.50774	13.22832	137,096
01/01/2019 to 12/31/2019	13.22832	15.46111	147,025
01/01/2020 to 12/31/2020	15.46111	17.46615	146,805
AST Balanced Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.04682	13.92690	843,587
01/01/2015 to 12/31/2015	13.92690	13.85466	1,049,212
01/01/2016 to 12/31/2016	13.85466	14.58164	1,373,384
01/01/2017 to 12/31/2017	14.58164	16.58958	1,583,679
01/01/2018 to 12/31/2018	16.58958	15.61408	1,661,615
01/01/2019 to 12/31/2019	15.61408	18.46124	1,774,057
01/01/2020 to 12/31/2020	18.46124	20.42947	1,843,290
AST BlackRock Low Duration Bond Portfolio
02/10/2014 to 12/31/2014	12.02186	11.83586	56,087
01/01/2015 to 12/31/2015	11.83586	11.77554	95,573
01/01/2016 to 12/31/2016	11.77554	11.85025	101,282
01/01/2017 to 12/31/2017	11.85025	11.93304	177,391
01/01/2018 to 12/31/2018	11.93304	11.90270	280,925
01/01/2019 to 12/31/2019	11.90270	12.32937	290,821
01/01/2020 to 12/31/2020	12.32937	12.51982	297,341
AST BlackRock/Loomis Sayles Bond Portfolio
02/10/2014 to 12/31/2014	13.72982	13.94662	156,494
01/01/2015 to 12/31/2015	13.94662	13.51743	159,560
01/01/2016 to 12/31/2016	13.51743	13.94960	163,286
01/01/2017 to 12/31/2017	13.94960	14.41424	156,940
01/01/2018 to 12/31/2018	14.41424	14.17661	155,240
01/01/2019 to 12/31/2019	14.17661	15.33112	170,125
01/01/2020 to 12/31/2020	15.33112	16.29730	159,684

43

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
02/10/2014 to 12/31/2014	12.82682	13.83039	261,580
01/01/2015 to 12/31/2015	13.83039	13.76649	412,131
01/01/2016 to 12/31/2016	13.76649	14.56220	531,059
01/01/2017 to 12/31/2017	14.56220	16.99771	642,736
01/01/2018 to 12/31/2018	16.99771	15.78215	717,176
01/01/2019 to 12/31/2019	15.78215	19.10225	788,216
01/01/2020 to 12/31/2020	19.10225	21.45112	843,766
AST Cohen & Steers Global Realty Portfolio
02/10/2014 to 12/31/2014	11.91595	13.42844	9,633
01/01/2015 to 12/31/2015	13.42844	13.28358	9,943
01/01/2016 to 12/31/2016	13.28358	13.26990	23,866
01/01/2017 to 12/31/2017	13.26990	14.56915	23,573
01/01/2018 to 12/31/2018	14.56915	13.74481	23,009
01/01/2019 to 12/31/2019	13.74481	17.02803	24,798
01/01/2020 to 12/31/2020	17.02803	16.36283	28,912
AST Cohen & Steers Realty Portfolio
02/10/2014 to 12/31/2014	10.90364	13.33818	33,765
01/01/2015 to 12/31/2015	13.33818	13.84584	49,429
01/01/2016 to 12/31/2016	13.84584	14.36896	61,695
01/01/2017 to 12/31/2017	14.36896	15.11555	58,323
01/01/2018 to 12/31/2018	15.11555	14.25356	59,512
01/01/2019 to 12/31/2019	14.25356	18.51789	60,285
01/01/2020 to 12/31/2020	18.51789	17.81454	64,082
AST Emerging Markets Equity Portfolio
02/10/2014 to 12/31/2014	9.75125	9.63174	22,153
01/01/2015 to 12/31/2015	9.63174	7.94129	23,602
01/01/2016 to 12/31/2016	7.94129	8.83470	26,731
01/01/2017 to 12/31/2017	8.83470	11.05480	36,278
01/01/2018 to 12/31/2018	11.05480	9.40746	33,283
01/01/2019 to 12/31/2019	9.40746	10.55768	26,904
01/01/2020 to 12/31/2020	10.55768	10.87757	23,580
AST Fidelity Institutional AM® Quantitative Portfolio
02/10/2014 to 12/31/2014	11.44018	12.02477	146,745
01/01/2015 to 12/31/2015	12.02477	12.02372	175,869
01/01/2016 to 12/31/2016	12.02372	12.41117	191,548
01/01/2017 to 12/31/2017	12.41117	14.31272	207,742
01/01/2018 to 12/31/2018	14.31272	13.07285	192,111
01/01/2019 to 12/31/2019	13.07285	15.53206	198,626
01/01/2020 to 12/31/2020	15.53206	16.72529	188,642
AST Global Bond Portfolio
11/13/2020* to 12/31/2020	9.99973	10.07671	116,944
AST Goldman Sachs Multi-Asset Portfolio
02/10/2014 to 12/31/2014	11.89128	12.42331	62,516
01/01/2015 to 12/31/2015	12.42331	12.18843	73,646
01/01/2016 to 12/31/2016	12.18843	12.70214	98,929
01/01/2017 to 12/31/2017	12.70214	14.12146	96,526
01/01/2018 to 12/31/2018	14.12146	12.99418	83,476
01/01/2019 to 12/31/2019	12.99418	14.92684	85,776
01/01/2020 to 12/31/2020	14.92684	16.10419	73,254

44

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	18.20133	20.24314	14,911
01/01/2015 to 12/31/2015	20.24314	18.94153	28,415
01/01/2016 to 12/31/2016	18.94153	23.31383	35,607
01/01/2017 to 12/31/2017	23.31383	25.89693	38,501
01/01/2018 to 12/31/2018	25.89693	22.03326	44,443
01/01/2019 to 12/31/2019	22.03326	26.75324	46,090
01/01/2020 to 12/31/2020	26.75324	27.13377	54,152
AST Government Money Market Portfolio
02/10/2014 to 12/31/2014	9.96601	9.87852	250,708
01/01/2015 to 12/31/2015	9.87852	9.78032	270,947
01/01/2016 to 12/31/2016	9.78032	9.68399	281,767
01/01/2017 to 12/31/2017	9.68399	9.62117	396,090
01/01/2018 to 12/31/2018	9.62117	9.64920	275,729
01/01/2019 to 12/31/2019	9.64920	9.71522	182,453
01/01/2020 to 12/31/2020	9.71522	9.64093	305,311
AST High Yield Portfolio
02/10/2014 to 12/31/2014	13.65952	13.75166	62,152
01/01/2015 to 12/31/2015	13.75166	13.13027	80,541
01/01/2016 to 12/31/2016	13.13027	15.00201	109,170
01/01/2017 to 12/31/2017	15.00201	15.96360	109,039
01/01/2018 to 12/31/2018	15.96360	15.49079	124,974
01/01/2019 to 12/31/2019	15.49079	17.68393	125,024
01/01/2020 to 12/31/2020	17.68393	17.97045	121,515
AST Hotchkis & Wiley Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.17406	12.93708	42,358
01/01/2015 to 12/31/2015	12.93708	11.80525	49,990
01/01/2016 to 12/31/2016	11.80525	14.01298	61,709
01/01/2017 to 12/31/2017	14.01298	16.53743	85,467
01/01/2018 to 12/31/2018	16.53743	14.05575	103,948
01/01/2019 to 12/31/2019	14.05575	18.02518	107,832
01/01/2020 to 12/31/2020	18.02518	17.89519	109,128
AST International Growth Portfolio
02/10/2014 to 12/31/2014	10.50801	10.21646	15,533
01/01/2015 to 12/31/2015	10.21646	10.43383	19,369
01/01/2016 to 12/31/2016	10.43383	9.94030	16,568
01/01/2017 to 12/31/2017	9.94030	13.32866	20,148
01/01/2018 to 12/31/2018	13.32866	11.43688	25,328
01/01/2019 to 12/31/2019	11.43688	14.95971	29,398
01/01/2020 to 12/31/2020	14.95971	19.45065	34,784
AST International Value Portfolio
02/10/2014 to 12/31/2014	10.46985	10.03208	9,404
01/01/2015 to 12/31/2015	10.03208	10.01389	11,194
01/01/2016 to 12/31/2016	10.01389	9.97240	10,720
01/01/2017 to 12/31/2017	9.97240	12.12628	12,615
01/01/2018 to 12/31/2018	12.12628	10.06836	9,185
01/01/2019 to 12/31/2019	10.06836	11.96465	9,097
01/01/2020 to 12/31/2020	11.96465	11.77440	12,162
AST J.P. Morgan Global Thematic Portfolio
02/10/2014 to 12/31/2014	12.69931	13.60521	34,332
01/01/2015 to 12/31/2015	13.60521	13.32949	53,555
01/01/2016 to 12/31/2016	13.32949	13.88622	58,208
01/01/2017 to 12/31/2017	13.88622	16.08024	65,148
01/01/2018 to 12/31/2018	16.08024	14.74659	61,814
01/01/2019 to 12/31/2019	14.74659	17.43752	95,993
01/01/2020 to 12/31/2020	17.43752	19.53693	95,827

45

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
02/10/2014 to 12/31/2014	10.82390	10.45830	71,525
01/01/2015 to 12/31/2015	10.45830	10.06541	106,352
01/01/2016 to 12/31/2016	10.06541	10.15840	111,320
01/01/2017 to 12/31/2017	10.15840	13.03844	128,328
01/01/2018 to 12/31/2018	13.03844	10.65367	196,763
01/01/2019 to 12/31/2019	10.65367	13.41967	171,119
01/01/2020 to 12/31/2020	13.41967	15.02475	187,611
AST J.P. Morgan Strategic Opportunities Portfolio
02/10/2014 to 12/31/2014	12.63666	13.30181	88,614
01/01/2015 to 12/31/2015	13.30181	13.14611	89,830
01/01/2016 to 12/31/2016	13.14611	13.51574	125,636
01/01/2017 to 12/31/2017	13.51574	15.00708	141,975
01/01/2018 to 12/31/2018	15.00708	14.09612	134,968
01/01/2019 to 12/31/2019	14.09612	15.99541	138,165
01/01/2020 to 12/31/2020	15.99541	17.63488	139,672
AST Jennison Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.67253	18.90555	8,490
01/01/2015 to 12/31/2015	18.90555	20.70893	10,511
01/01/2016 to 12/31/2016	20.70893	20.20390	10,182
01/01/2017 to 12/31/2017	20.20390	27.17167	14,178
01/01/2018 to 12/31/2018	27.17167	26.46778	16,937
01/01/2019 to 12/31/2019	26.46778	34.74953	20,499
01/01/2020 to 12/31/2020	34.74953	52.99759	27,829
AST Loomis Sayles Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	14.11243	15.74482	73,599
01/01/2015 to 12/31/2015	15.74482	17.15902	82,680
01/01/2016 to 12/31/2016	17.15902	17.93663	79,915
01/01/2017 to 12/31/2017	17.93663	23.61802	104,767
01/01/2018 to 12/31/2018	23.61802	22.75449	128,715
01/01/2019 to 12/31/2019	22.75449	29.65526	119,761
01/01/2020 to 12/31/2020	29.65526	38.63746	126,949
AST MFS Global Equity Portfolio
02/10/2014 to 12/31/2014	14.80001	15.66783	48,968
01/01/2015 to 12/31/2015	15.66783	15.28549	63,770
01/01/2016 to 12/31/2016	15.28549	16.21071	73,574
01/01/2017 to 12/31/2017	16.21071	19.87703	102,439
01/01/2018 to 12/31/2018	19.87703	17.79928	108,751
01/01/2019 to 12/31/2019	17.79928	22.90247	107,745
01/01/2020 to 12/31/2020	22.90247	25.89091	98,947
AST MFS Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.96749	12.71038	13,083
01/01/2015 to 12/31/2015	12.71038	12.42824	15,806
01/01/2016 to 12/31/2016	12.42824	12.83725	25,969
01/01/2017 to 12/31/2017	12.83725	14.80668	26,954
01/01/2018 to 12/31/2018	14.80668	13.44632	22,681
01/01/2019 to 12/31/2019	13.44632	16.34372	74,074
01/01/2020 to 12/31/2020	16.34372	17.77964	115,259
AST MFS Growth Portfolio
02/10/2014 to 12/31/2014	15.36752	16.70138	32,940
01/01/2015 to 12/31/2015	16.70138	17.73141	52,858
01/01/2016 to 12/31/2016	17.73141	17.89169	66,755
01/01/2017 to 12/31/2017	17.89169	23.15489	77,695
01/01/2018 to 12/31/2018	23.15489	23.41734	98,238
01/01/2019 to 12/31/2019	23.41734	31.94467	95,673
01/01/2020 to 12/31/2020	31.94467	41.26780	99,404

46

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Mid-Cap Growth Portfolio
02/10/2014 to 12/31/2014	18.27312	20.43596	21,586
01/01/2015 to 12/31/2015	20.43596	19.08331	59,327
01/01/2016 to 12/31/2016	19.08331	19.20543	63,514
01/01/2017 to 12/31/2017	19.20543	24.16719	79,947
01/01/2018 to 12/31/2018	24.16719	22.88626	98,056
01/01/2019 to 12/31/2019	22.88626	29.49267	101,734
01/01/2020 to 12/31/2020	29.49267	39.37383	108,358
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	15.19106	17.77178	44,348
01/01/2015 to 12/31/2015	17.77178	16.60400	54,248
01/01/2016 to 12/31/2016	16.60400	19.43671	60,770
01/01/2017 to 12/31/2017	19.43671	21.89837	74,157
01/01/2018 to 12/31/2018	21.89837	18.11547	87,816
01/01/2019 to 12/31/2019	18.11547	21.70530	83,900
01/01/2020 to 12/31/2020	21.70530	21.10671	84,720
AST Preservation Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.16876	13.80684	626,045
01/01/2015 to 12/31/2015	13.80684	13.68969	718,355
01/01/2016 to 12/31/2016	13.68969	14.30327	825,544
01/01/2017 to 12/31/2017	14.30327	15.59655	983,931
01/01/2018 to 12/31/2018	15.59655	15.00285	894,586
01/01/2019 to 12/31/2019	15.00285	17.04382	941,208
01/01/2020 to 12/31/2020	17.04382	18.40748	988,443
AST Prudential Growth Allocation Portfolio
02/10/2014 to 12/31/2014	11.41741	12.55744	195,413
01/01/2015 to 12/31/2015	12.55744	12.35696	264,830
01/01/2016 to 12/31/2016	12.35696	13.46983	281,928
01/01/2017 to 12/31/2017	13.46983	15.48350	579,941
01/01/2018 to 12/31/2018	15.48350	14.16509	601,960
01/01/2019 to 12/31/2019	14.16509	16.71458	563,955
01/01/2020 to 12/31/2020	16.71458	17.51827	517,270
AST QMA US Equity Alpha Portfolio
02/10/2014 to 12/31/2014	13.18207	15.85219	20,322
01/01/2015 to 12/31/2015	15.85219	16.17865	28,273
01/01/2016 to 12/31/2016	16.17865	18.39686	44,915
01/01/2017 to 12/31/2017	18.39686	22.26804	47,201
01/01/2018 to 12/31/2018	22.26804	20.23491	57,393
01/01/2019 to 12/31/2019	20.23491	24.93613	60,624
01/01/2020 to 12/31/2020	24.93613	23.40867	61,609
AST Quantitative Modeling Portfolio
02/10/2014 to 12/31/2014	11.92002	12.79898	15,325
01/01/2015 to 12/31/2015	12.79898	12.69136	93,053
01/01/2016 to 12/31/2016	12.69136	13.36031	201,968
01/01/2017 to 12/31/2017	13.36031	15.63441	221,992
01/01/2018 to 12/31/2018	15.63441	14.46842	278,782
01/01/2019 to 12/31/2019	14.46842	17.36278	179,321
01/01/2020 to 12/31/2020	17.36278	19.18082	159,190
AST Small-Cap Growth Opportunities Portfolio
02/10/2014 to 12/31/2014	15.05855	15.43593	19,852
01/01/2015 to 12/31/2015	15.43593	15.48715	29,778
01/01/2016 to 12/31/2016	15.48715	16.51462	32,216
01/01/2017 to 12/31/2017	16.51462	20.87920	46,248
01/01/2018 to 12/31/2018	20.87920	18.42985	62,800
01/01/2019 to 12/31/2019	18.42985	24.90454	65,318
01/01/2020 to 12/31/2020	24.90454	33.33401	70,880

47

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
02/10/2014 to 12/31/2014	17.48112	18.07191	13,769
01/01/2015 to 12/31/2015	18.07191	18.03357	12,680
01/01/2016 to 12/31/2016	18.03357	20.01168	20,627
01/01/2017 to 12/31/2017	20.01168	24.55270	24,216
01/01/2018 to 12/31/2018	24.55270	22.26553	15,944
01/01/2019 to 12/31/2019	22.26553	28.68509	21,046
01/01/2020 to 12/31/2020	28.68509	42.14436	20,176
AST Small-Cap Value Portfolio
02/10/2014 to 12/31/2014	14.56767	15.90635	18,760
01/01/2015 to 12/31/2015	15.90635	15.07015	20,694
01/01/2016 to 12/31/2016	15.07015	19.27868	20,881
01/01/2017 to 12/31/2017	19.27868	20.49063	31,112
01/01/2018 to 12/31/2018	20.49063	16.82275	44,188
01/01/2019 to 12/31/2019	16.82275	20.31714	38,704
01/01/2020 to 12/31/2020	20.31714	20.28945	34,689
AST T. Rowe Price Asset Allocation Portfolio
02/10/2014 to 12/31/2014	13.66684	14.48626	626,426
01/01/2015 to 12/31/2015	14.48626	14.34890	810,547
01/01/2016 to 12/31/2016	14.34890	15.27883	843,845
01/01/2017 to 12/31/2017	15.27883	17.45860	944,414
01/01/2018 to 12/31/2018	17.45860	16.36414	1,089,691
01/01/2019 to 12/31/2019	16.36414	19.57926	1,092,615
01/01/2020 to 12/31/2020	19.57926	21.81517	1,151,333
AST T. Rowe Price Large-Cap Growth Portfolio
02/10/2014 to 12/31/2014	18.20573	19.42910	54,961
01/01/2015 to 12/31/2015	19.42910	21.08029	51,404
01/01/2016 to 12/31/2016	21.08029	21.43515	65,202
01/01/2017 to 12/31/2017	21.43515	29.26401	69,075
01/01/2018 to 12/31/2018	29.26401	30.09300	84,325
01/01/2019 to 12/31/2019	30.09300	38.20629	75,559
01/01/2020 to 12/31/2020	38.20629	52.88590	78,082
AST T. Rowe Price Large-Cap Value Portfolio
02/10/2014 to 12/31/2014	11.67883	12.23327	30,161
01/01/2015 to 12/31/2015	12.23327	11.37778	29,175
01/01/2016 to 12/31/2016	11.37778	11.95569	29,680
01/01/2017 to 12/31/2017	11.95569	13.79697	56,686
01/01/2018 to 12/31/2018	13.79697	12.33326	110,849
01/01/2019 to 12/31/2019	12.33326	15.38238	310,299
01/01/2020 to 12/31/2020	15.38238	15.54840	393,130
AST T. Rowe Price Natural Resources Portfolio
02/10/2014 to 12/31/2014	11.73647	10.90540	40,792
01/01/2015 to 12/31/2015	10.90540	8.71869	53,185
01/01/2016 to 12/31/2016	8.71869	10.75741	93,994
01/01/2017 to 12/31/2017	10.75741	11.74892	94,161
01/01/2018 to 12/31/2018	11.74892	9.69486	85,217
01/01/2019 to 12/31/2019	9.69486	11.21779	79,899
01/01/2020 to 12/31/2020	11.21779	10.86002	82,443
AST WEDGE Capital Mid-Cap Value Portfolio
02/10/2014 to 12/31/2014	14.93758	17.43481	8,434
01/01/2015 to 12/31/2015	17.43481	16.12146	25,811
01/01/2016 to 12/31/2016	16.12146	18.19606	25,555
01/01/2017 to 12/31/2017	18.19606	21.35480	27,034
01/01/2018 to 12/31/2018	21.35480	17.64836	28,454
01/01/2019 to 12/31/2019	17.64836	20.81892	25,271
01/01/2020 to 12/31/2020	20.81892	19.41485	28,637

48

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
02/10/2014 to 12/31/2014	11.25099	11.92516	51,705
01/01/2015 to 12/31/2015	11.92516	11.73237	76,182
01/01/2016 to 12/31/2016	11.73237	12.37437	94,590
01/01/2017 to 12/31/2017	12.37437	13.91758	107,900
01/01/2018 to 12/31/2018	13.91758	13.09050	100,403
01/01/2019 to 12/31/2019	13.09050	15.62487	109,062
01/01/2020 to 12/31/2020	15.62487	16.50039	99,379
AST Western Asset Core Plus Bond Portfolio
02/10/2014 to 12/31/2014	12.29273	12.83064	48,572
01/01/2015 to 12/31/2015	12.83064	12.86080	60,874
01/01/2016 to 12/31/2016	12.86080	13.38950	106,795
01/01/2017 to 12/31/2017	13.38950	14.09350	107,980
01/01/2018 to 12/31/2018	14.09350	13.63727	340,141
01/01/2019 to 12/31/2019	13.63727	15.16307	292,253
01/01/2020 to 12/31/2020	15.16307	16.23027	332,030
*Denotes the start date of these sub-accounts

49

HISTORICAL ROLL-UP RATES AND WITHDRAWAL PERCENTAGES

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN DECEMBER 15, 2020 AND DECEMBER 31, 2020.

Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

4.00% Annual Effective

Compounded Daily

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	1.60%	1.10%
55 - 59	2.10%	1.60%
60 - 64	3.00%	2.50%
65 - 69	4.00%	3.50%
70 - 84	4.00%	3.50%
85+	4.40%	3.90%

50

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN APRIL 1, 2020 AND DECEMBER 14, 2020.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after December 15, 2020. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

4.00% Annual Effective

Compounded Daily

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	1.60%	1.10%
55 - 59	2.10%	1.60%
60 - 64	3.00%	2.50%
65 - 69	4.00%	3.50%
70 - 84	4.00%	3.50%
85+	4.40%	3.90%

51

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN APRIL 1, 2020 AND MAY 31, 2020.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after June 1, 2020. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.\

Highest Daily Lifetime Income v3.0

Roll-up Rate:

3.5% Annual Effective

Compounded Daily

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	1.10%	0.60%
55 - 59	1.60%	1.10%
60 - 64	2.50%	2.00%
65 - 69	3.50%	3.00%
70 - 84	3.50%	3.00%
85+	3.90%	3.40%

52

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN NOVEMBER 15, 2019 AND MARCH 31, 2020

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after April 1, 2020. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5% Annual Effective

Compounded Daily

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	2.60%	2.10%
55 - 59	3.10%	2.60%
60 - 64	4.00%	3.50%
65 - 69	5.00%	4.50%
70 - 84	5.00%	4.50%
85+	5.40%	4.90%

53

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2019 AND NOVEMBER 14, 2019

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after November 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5% Annual Effective

Compounded Daily

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	2.85%	2.35%
55 - 59	3.35%	2.85%
60 - 64	4.25%	3.75%
65 - 69	5.25%	4.75%
70 - 84	5.25%	4.75%
85+	5.65%	5.15%

54

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN SEPTEMBER 15, 2019 AND OCTOBER 14, 2019

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after October 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5% Annual Effective

Compounded Daily

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	2.95%	2.45%
55 - 59	3.45%	2.95%
60 - 64	4.35%	3.85%
65 - 69	5.35%	4.85%
70 - 84	5.35%	4.85%
85+	5.75%	5.25%

55

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 15, 2019 AND SEPTEMBER 14, 2019

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after September 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5% Annual Effective

Compounded Daily

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	3.10%	2.60%
55 - 59	3.60%	3.10%
60 - 64	4.50%	4.00%
65 - 69	5.50%	5.00%
70 - 84	5.50%	5.00%
85+	5.90%	5.40%

56

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JANUARY 15, 2019 AND JULY 14, 2019

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after July 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5.5% Effective

Compounded Daily

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	3.30%	2.80%
55 - 59	3.80%	3.30%
60 - 64	4.70%	4.20%
65 - 69	5.70%	5.20%
70 - 84	5.70%	5.20%
85+	6.10%	5.60%

57

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN DECEMBER15, 2018 and JANUARY 14, 2019

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after January 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5.5% Compounded Daily Growth

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	3.30%	2.80%
55 - 59	3.80%	3.30%
60 - 64	4.70%	4.20%
65 - 69	5.70%	5.20%
70 - 84	5.70%	5.20%
85+	6.10%	5.60%

58

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN AUGUST 15, 2018 AND DECEMBER 14, 2018
The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after December 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5.5% Compounded Daily Growth

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Simple Interest Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	3.10%	2.60%
55 - 59	3.60%	3.10%
60 - 64	4.10%	3.60%
65 - 69	5.60%	5.10%
70 - 84	5.60%	5.10%
85+	6.10%	5.60%

59

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 15, 2018 AND AUGUST 14, 2018

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after August 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5.5%

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	3.10%	2.60%
55 - 59	3.60%	3.10%
60 - 64	4.10%	3.60%
65 - 69	5.60%	5.10%
70 - 84	5.60%	5.10%
85+	6.10%	5.60%

60

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MARCH 15, 2018 AND JUNE 14, 2018

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after June 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5.5%

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	3.00%	2.50%
55 - 59	3.50%	3.00%
60 - 64	4.00%	3.50%
65 - 69	5.50%	5.00%
70 - 84	5.50%	5.00%
85+	6.00%	5.50%

61

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2017 AND MARCH 14, 2018.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after March 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5%

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	3.00%	2.50%
55 - 59	3.50%	3.00%
60 - 64	4.00%	3.50%
65 - 69	5.50%	5.00%
70 - 84	5.50%	5.00%
85+	6.00%	5.50%

62

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MAY 1, 2017 AND OCTOBER 14, 2017.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after October 15, 2017. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0

Roll-up Rate:

5%

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal , or the age of the younger spouse at the first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Legacy Protection Plus Roll-up Rate: 7% Roll-up Cap Percentage 200%

Ages	Single Percentage	Spousal Percentage
50 - 54	3.00%	2.50%
55 - 59	3.50%	3.00%
60 - 64	4.00%	3.50%
65 - 69	5.00%	4.50%
70 - 84	5.00%	4.50%
85+	6.00%	5.50%

63

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 10, 2014 AND JANUARY 14, 2015.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after January 15, 2015. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5%

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3.00%	2.50%
55 - 59	3.50%	3.00%
60 – 64	4.00%	3.50%
65 – 69	5.00%	4.50%
70 – 84	5.00%	4.50%
85+	6.00%	5.50%
64

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN DECEMBER 15, 2015 AND APRIL 30, 2017.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after May 1, 2017. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:
5%
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 – 64	4%	3.5%
65 – 69	5%	4.5%
70 – 84	5%	4.5%
85+	6%	5.5%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JANUARY 15, 2015 AND DECEMBER 14, 2015.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after December 15, 2015. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5%

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Ages	Single Percentage	Spousal Percentage
50 - 54	2.90%	2.40%
55 - 59	3.40%	2.90%
60 – 64	3.90%	3.40%
65 – 69	4.90%	4.40%
70 – 84	4.90%	4.40%
85+	5.90%	5.40%
65

FINANCIAL INFORMATION

A-1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749
Net Assets	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

NET ASSETS, representing:
Accumulation units	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749
	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

Units outstanding	63,611,302	35,328,343	31,433,511	2,239,076	2,977,339

Portfolio shares held	7,565,459	7,054,550	2,134,686	240,805	316,683
Portfolio net asset value per share	$10.00	$15.78	$81.50	$37.61	$34.99
Investment in portfolio shares, at cost	$75,654,592	$79,533,123	$59,587,600	$4,254,809	$5,273,967

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$213,828	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,053,991	1,607,573	2,243,028	123,810	146,107
NET INVESTMENT INCOME (LOSS)	(840,163)	(1,607,573)	(2,243,028)	(123,810)	(146,107)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	4,980,530	17,985,683	688,154	928,986
Net change in unrealized appreciation (depreciation) on investments	—	4,224,066	22,798,445	35,245	171,816
NET GAIN (LOSS) ON INVESTMENTS	—	9,204,596	40,784,128	723,399	1,100,802

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(840,163)	$7,597,023	$38,541,100	$599,589	$954,695
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074
Net Assets	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

NET ASSETS, representing:
Accumulation units	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074
	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

Units outstanding	46,148,178	19,358,708	490,858	63,156,295	13,540,109

Portfolio shares held	4,742,009	18,231,685	101,441	4,774,703	1,085,020
Portfolio net asset value per share	$37.28	$6.18	$27.33	$87.66	$48.06
Investment in portfolio shares, at cost	$92,847,561	$96,096,377	$3,281,630	$237,175,106	$22,453,487

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,529,128	1,681,309	26,880	4,573,342	702,467
NET INVESTMENT INCOME (LOSS)	(2,529,128)	(1,681,309)	(26,880)	(4,573,342)	(702,467)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,593,968	1,517,238	(145,798)	25,967,642	4,485,414
Net change in unrealized appreciation (depreciation) on investments	(9,858,287)	5,572,663	379,125	38,881,287	2,450,552
NET GAIN (LOSS) ON INVESTMENTS	3,735,681	7,089,901	233,327	64,848,929	6,935,966

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,206,553	$5,408,592	$206,447	$60,275,587	$6,233,499
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592
Net Assets	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

NET ASSETS, representing:
Accumulation units	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592
	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

Units outstanding	44,193,387	8,148,652	7,401,384	10,587,438	15,937,789

Portfolio shares held	2,884,429	1,419,891	1,039,793	1,803,241	2,016,648
Portfolio net asset value per share	$127.49	$47.76	$17.08	$26.21	$30.43
Investment in portfolio shares, at cost	$70,992,156	$35,991,205	$14,561,570	$41,341,591	$57,061,549

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$89,882	$1,017,546	$759,107

EXPENSES
Charges for mortality and expense risk, and
for administration	4,603,510	680,816	223,390	613,182	806,997
NET INVESTMENT INCOME (LOSS)	(4,603,510)	(680,816)	(133,508)	404,364	(47,890)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	699,080	1,013,377	13,095,027
Net realized gain (loss) on shares redeemed	54,876,359	4,526,906	257,361	248,061	1,376,261
Net change in unrealized appreciation (depreciation) on investments	90,232,978	2,388,806	1,200,033	(2,638,722)	(7,883,995)
NET GAIN (LOSS) ON INVESTMENTS	145,109,337	6,915,712	2,156,474	(1,377,284)	6,587,293

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$140,505,827	$6,234,896	$2,022,966	$(972,920)	$6,539,403
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328
Net Assets	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

NET ASSETS, representing:
Accumulation units	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328
	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

Units outstanding	10,969,919	11,790,436	3,265,202	10,743,323	4,347,300

Portfolio shares held	1,215,948	1,321,994	485,582	1,002,954	1,694,837
Portfolio net asset value per share	$49.35	$38.21	$32.87	$73.81	$11.17
Investment in portfolio shares, at cost	$36,587,419	$42,164,314	$11,057,615	$34,509,995	$13,119,726

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$289,888	$591,971	$111,101	$—	$408,336

EXPENSES
Charges for mortality and expense risk, and
for administration	756,217	614,102	216,800	945,621	250,268
NET INVESTMENT INCOME (LOSS)	(466,329)	(22,131)	(105,699)	(945,621)	158,068

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,335,255	—	612,440	4,371,226	492,289
Net realized gain (loss) on shares redeemed	3,082,014	(210,176)	835,534	6,007,764	834,776
Net change in unrealized appreciation (depreciation) on investments	8,108,003	6,267,755	814,156	8,733,117	(2,110,795)
NET GAIN (LOSS) ON INVESTMENTS	15,525,272	6,057,579	2,262,130	19,112,107	(783,730)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,058,943	$6,035,448	$2,156,431	$18,166,486	$(625,662)
The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172
Net Assets	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

NET ASSETS, representing:
Accumulation units	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172
	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

Units outstanding	4,762,142	8,380,460	7,836,973	3,770,791	19,333,299

Portfolio shares held	1,226,336	854,089	2,204,421	138,881	2,361,577
Portfolio net asset value per share	$23.11	$49.83	$9.17	$71.51	$28.39
Investment in portfolio shares, at cost	$23,366,553	$11,990,854	$21,239,835	$6,405,322	$32,002,882

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$128,184	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	330,880	540,235	263,987	129,157	930,675
NET INVESTMENT INCOME (LOSS)	(330,880)	(540,235)	(135,803)	(129,157)	(930,675)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,093,647	—	512,734	774,885	—
Net realized gain (loss) on shares redeemed	(184,655)	6,109,653	(780,090)	806,288	5,155,959
Net change in unrealized appreciation (depreciation) on investments	7,772,500	4,531,957	2,056,823	1,319,628	(5,072,861)
NET GAIN (LOSS) ON INVESTMENTS	10,681,492	10,641,610	1,789,467	2,900,801	83,098

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,350,612	$10,101,375	$1,653,664	$2,771,644	$(847,577)
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
ASSETS
Investment in the portfolios, at fair value	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797
Net Assets	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

NET ASSETS, representing:
Accumulation units	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797
	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

Units outstanding	3,104,096	18,626,894	11,417,185	10,060,325	87,356,124

Portfolio shares held	222,886	4,077,866	2,624,775	15,893,231	61,080,250
Portfolio net asset value per share	$47.78	$27.68	$12.26	$14.05	$23.15
Investment in portfolio shares, at cost	$6,156,410	$31,372,314	$16,985,865	$180,162,531	$1,039,349,482

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$34,572	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	159,932	1,551,982	448,024	2,806,579	19,744,665
NET INVESTMENT INCOME (LOSS)	(125,360)	(1,551,982)	(448,024)	(2,806,579)	(19,744,665)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	822,765	—	—	—	—
Net realized gain (loss) on shares redeemed	851,963	16,487,015	2,342,884	18,009,393	140,810,732
Net change in unrealized appreciation (depreciation) on investments	1,098,738	22,675,965	5,769,272	(29,458,855)	(8,485,893)
NET GAIN (LOSS) ON INVESTMENTS	2,773,466	39,162,980	8,112,156	(11,449,462)	132,324,839

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,648,106	$37,610,998	$7,664,132	$(14,256,041)	$112,580,174

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259
Net Assets	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

NET ASSETS, representing:
Accumulation units	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259
	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

Units outstanding	40,082,742	13,873,681	6,330,445	5,020,613	6,132,478

Portfolio shares held	41,075,558	19,048,418	6,571,551	4,059,568	4,313,082
Portfolio net asset value per share	$17.58	$11.68	$32.62	$24.15	$29.22
Investment in portfolio shares, at cost	$590,367,990	$186,049,072	$120,736,623	$74,314,877	$94,621,047

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	8,110,154	2,509,233	2,434,956	1,174,824	1,399,795
NET INVESTMENT INCOME (LOSS)	(8,110,154)	(2,509,233)	(2,434,956)	(1,174,824)	(1,399,795)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(38,575,569)	12,986,622	24,906,149	(3,601,805)	(5,313,281)
Net change in unrealized appreciation (depreciation) on investments	42,550,839	(6,795,566)	26,397,161	(790,394)	5,272,847
NET GAIN (LOSS) ON INVESTMENTS	3,975,270	6,191,056	51,303,310	(4,392,199)	(40,434)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,134,884)	$3,681,823	$48,868,354	$(5,567,023)	$(1,440,229)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073
Net Assets	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

NET ASSETS, representing:
Accumulation units	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073
	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

Units outstanding	21,151,928	20,700,942	11,729,310	7,886,333	16,156,536

Portfolio shares held	43,901,546	13,773,615	5,519,308	6,742,608	9,820,337
Portfolio net asset value per share	$15.83	$33.17	$84.06	$43.54	$34.67
Investment in portfolio shares, at cost	$408,363,749	$293,179,907	$250,260,344	$177,945,823	$259,073,540

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	8,089,603	4,422,318	5,877,151	3,236,395	3,933,882
NET INVESTMENT INCOME (LOSS)	(8,089,603)	(4,422,318)	(5,877,151)	(3,236,395)	(3,933,882)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	80,702,800	16,696,352	92,696,121	39,212,927	(7,997,748)
Net change in unrealized appreciation (depreciation) on investments	83,075,277	(15,865,318)	12,247,002	26,906,711	(1,436,436)
NET GAIN (LOSS) ON INVESTMENTS	163,778,077	831,034	104,943,123	66,119,638	(9,434,184)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$155,688,474	$(3,591,284)	$99,065,972	$62,883,243	$(13,368,066)

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378
Net Assets	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

NET ASSETS, representing:
Accumulation units	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378
	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

Units outstanding	19,290,034	8,719,269	23,646,910	574,902,435	17,709,033

Portfolio shares held	17,555,057	6,770,305	10,740,131	303,949,819	15,984,182
Portfolio net asset value per share	$11.61	$33.09	$22.02	$37.71	$27.54
Investment in portfolio shares, at cost	$193,499,602	$179,547,339	$196,899,409	$7,661,851,291	$292,662,232

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,528,236	2,805,515	2,835,785	154,178,554	5,015,381
NET INVESTMENT INCOME (LOSS)	(2,528,236)	(2,805,515)	(2,835,785)	(154,178,554)	(5,015,381)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,842,130	13,617,791	(30,728,171)	1,147,082,495	39,269,665
Net change in unrealized appreciation (depreciation) on investments	1,632,449	(37,569,457)	17,247,658	(127,528,069)	1,863,141
NET GAIN (LOSS) ON INVESTMENTS	5,474,579	(23,951,666)	(13,480,513)	1,019,554,426	41,132,806

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,946,343	$(26,757,181)	$(16,316,298)	$865,375,872	$36,117,425

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648
Net Assets	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

NET ASSETS, representing:
Accumulation units	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648
	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

Units outstanding	14,571,025	—	92,866,838	462,882,896	185,426,353

Portfolio shares held	6,450,262	—	79,868,757	390,671,089	159,533,491
Portfolio net asset value per share	$36.57	$—	$18.58	$24.68	$16.80
Investment in portfolio shares, at cost	$173,896,029	$—	$1,102,320,561	$6,308,569,877	$2,160,634,520

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	11/13/2020**	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,968,338	1,645,923	21,094,662	129,941,761	37,774,364
NET INVESTMENT INCOME (LOSS)	(2,968,338)	(1,645,923)	(21,094,662)	(129,941,761)	(37,774,364)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,134,546	(1,994,623)	147,868,890	880,978,180	170,987,880
Net change in unrealized appreciation (depreciation) on investments	11,321,997	(6,373,925)	(107,158,142)	(18,526,117)	(126,621,270)
NET GAIN (LOSS) ON INVESTMENTS	16,456,543	(8,368,548)	40,710,748	862,452,063	44,366,610

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,488,205	$(10,014,471)	$19,616,086	$732,510,302	$6,592,246
** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675
Net Assets	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

NET ASSETS, representing:
Accumulation units	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675
	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

Units outstanding	406,938,794	272,148,920	199,009,445	677,603,408	320,430,398

Portfolio shares held	338,694,107	223,481,960	188,245,956	651,725,853	268,237,873
Portfolio net asset value per share	$22.89	$19.70	$17.88	$19.34	$23.94
Investment in portfolio shares, at cost	$4,982,820,293	$3,250,658,223	$2,408,180,647	$9,804,643,573	$4,208,970,363

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	105,235,115	64,200,588	45,631,302	166,781,024	87,530,283
NET INVESTMENT INCOME (LOSS)	(105,235,115)	(64,200,588)	(45,631,302)	(166,781,024)	(87,530,283)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	690,644,680	349,994,372	301,764,633	594,959,298	761,246,134
Net change in unrealized appreciation (depreciation) on investments	(2,077,094)	(13,532,834)	(123,051,202)	(349,551,882)	(297,687,808)
NET GAIN (LOSS) ON INVESTMENTS	688,567,586	336,461,538	178,713,431	245,407,416	463,558,326

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$583,332,471	$272,260,950	$133,082,129	$78,626,392	$376,028,043
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112
Net Assets	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

NET ASSETS, representing:
Accumulation units	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112
	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

Units outstanding	26,176,568	42,575,497	9,192,141	124,641,967	10,617,433

Portfolio shares held	18,569,579	394,114,367	4,538,804	102,489,956	6,243,512
Portfolio net asset value per share	$64.52	$1.00	$78.72	$15.89	$21.33
Investment in portfolio shares, at cost	$636,802,454	$394,114,367	$190,699,464	$1,428,324,618	$111,429,229

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$539,472	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	14,025,562	4,289,793	3,913,563	21,798,666	1,525,665
NET INVESTMENT INCOME (LOSS)	(14,025,562)	(3,750,321)	(3,913,563)	(21,798,666)	(1,525,665)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	189,329,065	—	35,785,699	112,714,277	(4,121,595)
Net change in unrealized appreciation (depreciation) on investments	130,885,464	—	74,775,065	(3,140,794)	908,652
NET GAIN (LOSS) ON INVESTMENTS	320,214,529	—	110,560,764	109,573,483	(3,212,943)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$306,188,967	$(3,750,321)	$106,647,201	$87,774,817	$(4,738,608)
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420
Net Assets	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

NET ASSETS, representing:
Accumulation units	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420
	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

Units outstanding	14,819,852	67,532,977	94,750,142	4,067,443	24,148,345

Portfolio shares held	11,851,229	118,714,573	90,864,736	4,870,130	25,572,334
Portfolio net asset value per share	$26.96	$9.69	$15.20	$14.50	$10.25
Investment in portfolio shares, at cost	$189,405,652	$1,078,653,836	$1,194,337,441	$58,331,455	$204,724,987

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,010,594	68,612,284	16,769,112	864,599	2,739,757
NET INVESTMENT INCOME (LOSS)	(3,010,594)	(68,612,284)	(16,769,112)	(864,599)	(2,739,757)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	28,215,396	1,533,128,348	71,855,848	2,490,179	(14,254,274)
Net change in unrealized appreciation (depreciation) on investments	40,956,176	(25,629,094)	16,143,223	(4,891,375)	33,758,643
NET GAIN (LOSS) ON INVESTMENTS	69,171,572	1,507,499,254	87,999,071	(2,401,196)	19,504,369

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$66,160,978	$1,438,886,970	$71,229,959	$(3,265,795)	$16,764,612

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
ASSETS
Investment in the portfolios, at fair value	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203
Net Assets	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

NET ASSETS, representing:
Accumulation units	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203
	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

Units outstanding	14,037,719	235,816,565	137,600,497	142,027,343	29,094

Portfolio shares held	12,721,912	219,885,507	124,985,447	127,245,149	15,840
Portfolio net asset value per share	$25.64	$18.21	$20.38	$16.65	$76.15
Investment in portfolio shares, at cost	$231,917,289	$2,845,771,573	$1,776,631,119	$1,664,492,265	$1,157,582

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	3,666,078	52,792,265	33,015,693	28,009,931	8,684
NET INVESTMENT INCOME (LOSS)	(3,666,078)	(52,792,265)	(33,015,693)	(28,009,931)	(8,684)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	269,290
Net realized gain (loss) on shares redeemed	5,639,771	347,160,988	233,352,316	129,887,308	(7,361)
Net change in unrealized appreciation (depreciation) on investments	346,384	36,045,721	4,114,003	(8,401,210)	(42,933)
NET GAIN (LOSS) ON INVESTMENTS	5,986,155	383,206,709	237,466,319	121,486,098	218,996

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,320,077	$330,414,444	$204,450,626	$93,476,167	$210,312

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$505,981	$687,905	$2,470,657	$563,133	$901,015
Net Assets	$505,981	$687,905	$2,470,657	$563,133	$901,015

NET ASSETS, representing:
Accumulation units	$505,981	$687,905	$2,470,657	$563,133	$901,015
	$505,981	$687,905	$2,470,657	$563,133	$901,015

Units outstanding	18,556	46,066	76,774	20,849	35,524

Portfolio shares held	8,136	16,532	32,741	6,210	18,897
Portfolio net asset value per share	$62.19	$41.61	$75.46	$90.68	$47.68
Investment in portfolio shares, at cost	$389,905	$603,566	$2,272,300	$425,041	$766,535

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,065	$4,540	$—	$948	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,403	8,744	22,606	5,783	9,092
NET INVESTMENT INCOME (LOSS)	(2,338)	(4,204)	(22,606)	(4,835)	(9,092)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,068	49,354	274,453	10,493	72,700
Net realized gain (loss) on shares redeemed	(107,956)	(10,547)	(601)	(5,611)	(46,783)
Net change in unrealized appreciation (depreciation) on investments	178,031	(71,613)	(20,269)	81,282	139,818
NET GAIN (LOSS) ON INVESTMENTS	74,143	(32,806)	253,583	86,164	165,735

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$71,805	$(37,010)	$230,977	$81,329	$156,643

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
ASSETS
Investment in the portfolios, at fair value	$610,600	$324,060	$717,230	$237,573	$103,659
Net Assets	$610,600	$324,060	$717,230	$237,573	$103,659

NET ASSETS, representing:
Accumulation units	$610,600	$324,060	$717,230	$237,573	$103,659
	$610,600	$324,060	$717,230	$237,573	$103,659

Units outstanding	31,311	19,400	24,296	11,820	8,491

Portfolio shares held	15,513	5,573	19,618	5,600	3,214
Portfolio net asset value per share	$39.36	$58.15	$36.56	$42.42	$32.25
Investment in portfolio shares, at cost	$553,538	$321,304	$628,514	$208,709	$96,398

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$2,236	$4,911	$—	$62	$804

EXPENSES
Charges for mortality and expense risk, and
for administration	5,978	3,398	5,689	2,690	1,100
NET INVESTMENT INCOME (LOSS)	(3,742)	1,513	(5,689)	(2,628)	(296)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	44,758	9,019	78,246	28,651	—
Net realized gain (loss) on shares redeemed	(93,210)	(26,754)	(90,324)	(35,634)	(6,959)
Net change in unrealized appreciation (depreciation) on investments	20,238	(12,304)	95,528	8,963	10,651
NET GAIN (LOSS) ON INVESTMENTS	(28,214)	(30,039)	83,450	1,980	3,692

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(31,956)	$(28,526)	$77,761	$(648)	$3,396
The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
ASSETS
Investment in the portfolios, at fair value	$562,637	$1,485,827	$1,300,761	$451,663,857	$—
Net Assets	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

NET ASSETS, representing:
Accumulation units	$562,637	$1,485,827	$1,300,761	$451,663,857	$—
	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

Units outstanding	28,794	45,010	68,611	10,531,917	—

Portfolio shares held	15,056	19,239	32,118	7,238,203	—
Portfolio net asset value per share	$37.37	$77.23	$40.50	$62.40	$—
Investment in portfolio shares, at cost	$632,248	$1,128,651	$1,260,252	$260,771,718	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020**

INVESTMENT INCOME
Dividend income	$8,704	$—	$13,736	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	6,222	17,586	12,939	4,371,143	514,948
NET INVESTMENT INCOME (LOSS)	2,482	(17,586)	797	(4,371,143)	(514,948)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	121,469	126,829	164,034	—	—
Net realized gain (loss) on shares redeemed	(12,673)	3,359	1,012	50,882,209	1,611,267
Net change in unrealized appreciation (depreciation) on investments	(145,499)	187,615	(173,360)	92,543,648	(920,802)
NET GAIN (LOSS) ON INVESTMENTS	(36,703)	317,803	(8,314)	143,425,857	690,465

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(34,221)	$300,217	$(7,517)	$139,054,714	$175,517

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
ASSETS
Investment in the portfolios, at fair value	$64,272,869	$125,448	$752,655	$416,687	$16,238,770
Net Assets	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

NET ASSETS, representing:
Accumulation units	$64,272,869	$125,448	$752,655	$416,687	$16,238,770
	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

Units outstanding	5,012,244	6,751	99,176	9,877	1,310,460

Portfolio shares held	4,007,037	67,810	17,802	27,146	1,075,415
Portfolio net asset value per share	$16.04	$1.85	$42.28	$15.35	$15.10
Investment in portfolio shares, at cost	$62,498,868	$203,009	$451,258	$238,889	$15,333,785

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$3,365	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,129,357	1,859	11,190	6,099	386,051
NET INVESTMENT INCOME (LOSS)	(1,129,357)	1,506	(11,190)	(6,099)	(386,051)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	52,983	19,942	—
Net realized gain (loss) on shares redeemed	819,798	(34,224)	49,185	45,748	1,725,768
Net change in unrealized appreciation (depreciation) on investments	759,053	29,818	148,684	111,512	(761,656)
NET GAIN (LOSS) ON INVESTMENTS	1,578,851	(4,406)	250,852	177,202	964,112

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$449,494	$(2,900)	$239,662	$171,103	$578,061

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
ASSETS
Investment in the portfolios, at fair value	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990
Net Assets	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

NET ASSETS, representing:
Accumulation units	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990
	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

Units outstanding	75,101,538	130,978,783	36,822	35,983,698	414,632

Portfolio shares held	59,182,232	112,926,761	37,800	31,587,981	348,800
Portfolio net asset value per share	$21.11	$16.36	$29.48	$14.20	$12.93
Investment in portfolio shares, at cost	$897,850,616	$1,373,428,338	$788,356	$401,470,606	$3,850,441

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$6,960	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,069,845	25,452,682	17,374	4,841,167	119,843
NET INVESTMENT INCOME (LOSS)	(12,069,845)	(25,452,682)	(10,414)	(4,841,167)	(119,843)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	75,495	—	—
Net realized gain (loss) on shares redeemed	83,834,786	121,398,522	101,629	17,725,168	431,306
Net change in unrealized appreciation (depreciation) on investments	45,354,629	(76,456,249)	31,039	6,213,125	(2,060)
NET GAIN (LOSS) ON INVESTMENTS	129,189,415	44,942,273	208,163	23,938,293	429,246

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$117,119,570	$19,489,591	$197,749	$19,097,126	$309,403
The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—
Net Assets	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

NET ASSETS, representing:
Accumulation units	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—
	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

Units outstanding	54,398,886	825,020	11,094,781	131,693	—

Portfolio shares held	47,133,337	757,750	9,428,792	112,651	—
Portfolio net asset value per share	$19.14	$13.13	$24.27	$12.68	$—
Investment in portfolio shares, at cost	$676,431,391	$8,570,777	$181,253,578	$1,344,246	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	8/14/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	10,391,899	72,717	2,494,133	95,802	155,184
NET INVESTMENT INCOME (LOSS)	(10,391,899)	(72,717)	(2,494,133)	(95,802)	(155,184)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	20,268,742	106,516	3,234,407	629,329	1,887,847
Net change in unrealized appreciation (depreciation) on investments	44,850,776	494,586	2,590,383	(215,599)	(2,356,960)
NET GAIN (LOSS) ON INVESTMENTS	65,119,518	601,102	5,824,790	413,730	(469,113)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$54,727,619	$528,385	$3,330,657	$317,928	$(624,297)

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
ASSETS
Investment in the portfolios, at fair value	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487
Net Assets	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

NET ASSETS, representing:
Accumulation units	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487
	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

Units outstanding	9,007,153	1,200,377,231	—	2,174,725	220,420

Portfolio shares held	7,794,048	1,032,550,936	—	1,799,276	190,794
Portfolio net asset value per share	$23.04	$15.58	$—	$24.03	$14.72
Investment in portfolio shares, at cost	$139,060,609	$11,801,131,520	$—	$35,504,632	$2,652,692

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	8/14/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	2,112,259	291,031,380	111,117	215,991	169,967
NET INVESTMENT INCOME (LOSS)	(2,112,259)	(291,031,380)	(111,117)	(215,991)	(169,967)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,767,544	100,788,814	4,607,475	931,561	1,484,262
Net change in unrealized appreciation (depreciation) on investments	(4,850,236)	1,736,183,433	(4,605,083)	3,473,415	(428,241)
NET GAIN (LOSS) ON INVESTMENTS	3,917,308	1,836,972,247	2,392	4,404,976	1,056,021

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,805,049	$1,545,940,867	$(108,725)	$4,188,985	$886,054

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$3,080,473,390	$—	$142,737,411	$108,310,937	$—
Net Assets	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

NET ASSETS, representing:
Accumulation units	$3,080,473,390	$—	$142,737,411	$108,310,937	$—
	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

Units outstanding	188,340,685	—	8,977,352	7,540,416	—

Portfolio shares held	171,042,387	—	8,245,951	6,969,816	—
Portfolio net asset value per share	$18.01	$—	$17.31	$15.54	$—
Investment in portfolio shares, at cost	$2,307,332,484	$—	$103,722,211	$84,320,571	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	4/24/2020**	12/31/2020	12/31/2020	4/24/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	34,109,688	73,929	691,511	556,075	36,102
NET INVESTMENT INCOME (LOSS)	(34,109,688)	(73,929)	(691,511)	(556,075)	(36,102)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(44,268,961)	2,182,923	2,087,205	1,497,190	(491,429)
Net change in unrealized appreciation (depreciation) on investments	262,920,743	(6,737,459)	22,220,998	9,323,484	(989,150)
NET GAIN (LOSS) ON INVESTMENTS	218,651,782	(4,554,536)	24,308,203	10,820,674	(1,480,579)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$184,542,094	$(4,628,465)	$23,616,692	$10,264,599	$(1,516,681)

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$—	$—	$—	$—
Net Assets	$—	$—	$—	$—	$—

NET ASSETS, representing:
Accumulation units	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—

Units outstanding	—	—	—	—	—

Portfolio shares held	—	—	—	—	—
Portfolio net asset value per share	$—	$—	$—	$—	$—
Investment in portfolio shares, at cost	$—	$—	$—	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**	11/13/2020**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	68,610	73,478	8,903	25,188	51,442
NET INVESTMENT INCOME (LOSS)	(68,610)	(73,478)	(8,903)	(25,188)	(51,442)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	528,767	2,787,479	440,506	1,391,430	532,174
Net change in unrealized appreciation (depreciation) on investments	(8,353,309)	(3,394,607)	128,745	(1,610,915)	(290,426)
NET GAIN (LOSS) ON INVESTMENTS	(7,824,542)	(607,128)	569,251	(219,485)	241,748

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,893,152)	$(680,606)	$560,348	$(244,673)	$190,306

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$513,153,049	$9,088,942	$—	$—	$199,922,121
Net Assets	$513,153,049	$9,088,942	$—	$—	$199,922,121

NET ASSETS, representing:
Accumulation units	$513,153,049	$9,088,942	$—	$—	$199,922,121
	$513,153,049	$9,088,942	$—	$—	$199,922,121

Units outstanding	38,487,233	811,455	—	—	18,520,705

Portfolio shares held	35,389,865	712,858	—	—	16,227,445
Portfolio net asset value per share	$14.50	$12.75	$—	$—	$12.32
Investment in portfolio shares, at cost	$409,876,949	$8,240,792	$—	$—	$197,897,150

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	5,782,362	429,082	30,174	19,798	301,390
NET INVESTMENT INCOME (LOSS)	(5,782,362)	(429,082)	(30,174)	(19,798)	(301,390)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(17,685,028)	4,340,193	518,759	459,760	91,625
Net change in unrealized appreciation (depreciation) on investments	24,384,060	(1,471,608)	(326,968)	(180,052)	1,800,035
NET GAIN (LOSS) ON INVESTMENTS	6,699,032	2,868,585	191,791	279,708	1,891,660

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$916,670	$2,439,503	$161,617	$259,910	$1,590,270

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$—	$10,110,038	$—	$65,021,641	$21,174,753
Net Assets	$—	$10,110,038	$—	$65,021,641	$21,174,753

NET ASSETS, representing:
Accumulation units	$—	$10,110,038	$—	$65,021,641	$21,174,753
	$—	$10,110,038	$—	$65,021,641	$21,174,753

Units outstanding	—	848,093	—	4,459,269	1,657,537

Portfolio shares held	—	751,676	—	3,991,507	1,875,532
Portfolio net asset value per share	$—	$13.45	$—	$16.29	$11.29
Investment in portfolio shares, at cost	$—	$8,806,624	$—	$57,000,101	$19,569,317

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$745,279	$668,043

EXPENSES
Charges for mortality and expense risk, and
for administration	18,018	48,873	17,552	322,903	123,182
NET INVESTMENT INCOME (LOSS)	(18,018)	(48,873)	(17,552)	422,376	544,861

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	3,603,840	—
Net realized gain (loss) on shares redeemed	778,093	(77,812)	512,093	243,826	(59,968)
Net change in unrealized appreciation (depreciation) on investments	(580,052)	689,053	(320,509)	6,432,217	445,009
NET GAIN (LOSS) ON INVESTMENTS	198,041	611,241	191,584	10,279,883	385,041

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$180,023	$562,368	$174,032	$10,702,259	$929,902

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533
Net Assets	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

NET ASSETS, representing:
Accumulation units	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533
	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

Units outstanding	1,049,495	418,305	41	3,155	89,194,772

Portfolio shares held	948,175	414,783	38	2,924	86,163,687
Portfolio net asset value per share	$12.63	$14.74	$12.81	$12.85	$14.25
Investment in portfolio shares, at cost	$11,359,676	$4,588,786	$482	$35,462	$925,077,008
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$80,255	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	286,037	84,121	28,881	61,046	12,405,304
NET INVESTMENT INCOME (LOSS)	(286,037)	(3,866)	(28,881)	(61,046)	(12,405,304)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,668,736	151,518	1,337,572	1,306,738	(41,222,916)
Net change in unrealized appreciation (depreciation) on investments	(2,235,742)	397,556	(744,323)	(15,488)	207,453,953
NET GAIN (LOSS) ON INVESTMENTS	2,432,994	549,074	593,249	1,291,250	166,231,037

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,146,957	$545,208	$564,368	$1,230,204	$153,825,733

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984
Net Assets	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

NET ASSETS, representing:
Accumulation units	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984
	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

Units outstanding	3,435,015	19,637,368	15,395,101	315,002	274,048

Portfolio shares held	3,307,531	19,105,864	15,005,844	309,627	269,377
Portfolio net asset value per share	$13.10	$14.63	$13.81	$10.93	$10.94
Investment in portfolio shares, at cost	$41,150,941	$218,916,635	$168,442,416	$3,286,184	$2,861,896

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	1,495,295	2,796,143	2,031,924	14,589	12,034
NET INVESTMENT INCOME (LOSS)	(1,495,295)	(2,796,143)	(2,031,924)	(14,589)	(12,034)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,966,340	(15,521,590)	(7,854,637)	(2,043)	(2,189)
Net change in unrealized appreciation (depreciation) on investments	2,296,752	47,550,559	30,588,401	96,893	83,703
NET GAIN (LOSS) ON INVESTMENTS	9,263,092	32,028,969	22,733,764	94,850	81,514

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,767,797	$29,232,826	$20,701,840	$80,261	$69,480

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
ASSETS
Investment in the portfolios, at fair value	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690
Net Assets	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

NET ASSETS, representing:
Accumulation units	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690
	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

Units outstanding	405,948	578,164	350,158	824,500	5,311,877

Portfolio shares held	398,997	568,233	344,220	811,617	5,204,831
Portfolio net asset value per share	$10.93	$10.96	$11.18	$11.84	$11.32
Investment in portfolio shares, at cost	$4,262,309	$6,017,322	$3,762,295	$7,520,199	$59,530,873

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/2/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	12,757	27,625	12,914	83,154	536,377
NET INVESTMENT INCOME (LOSS)	(12,757)	(27,625)	(12,914)	(83,154)	(536,377)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(380)	2,291	(2,624)	(464,972)	184,447
Net change in unrealized appreciation (depreciation) on investments	97,227	205,497	84,999	2,081,056	(612,182)
NET GAIN (LOSS) ON INVESTMENTS	96,847	207,788	82,375	1,616,084	(427,735)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$84,090	$180,163	$69,461	$1,532,930	$(964,112)

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$11,057	$108,464	$27,012	$50,725	$7,122
Net Assets	$11,057	$108,464	$27,012	$50,725	$7,122

NET ASSETS, representing:
Accumulation units	$11,057	$108,464	$27,012	$50,725	$7,122
	$11,057	$108,464	$27,012	$50,725	$7,122

Units outstanding	912	7,092	2,037	4,771	512

Portfolio shares held	230	1,399	262	3,600	264
Portfolio net asset value per share	$48.17	$77.54	$103.00	$14.09	$26.96
Investment in portfolio shares, at cost	$10,838	$101,816	$25,870	$50,878	$6,746

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$4	$—	$—	$885	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4	55	41	57	2
NET INVESTMENT INCOME (LOSS)	—	(55)	(41)	828	(2)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1	389	314	4	—
Net realized gain (loss) on shares redeemed	—	61	(2)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	219	6,648	1,142	(153)	376
NET GAIN (LOSS) ON INVESTMENTS	220	7,098	1,454	(150)	376

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$220	$7,043	$1,413	$678	$374

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
ASSETS
Investment in the portfolios, at fair value	$935,266	$57,195	$51,739	$2,954	$14,751
Net Assets	$935,266	$57,195	$51,739	$2,954	$14,751

NET ASSETS, representing:
Accumulation units	$935,266	$57,195	$51,739	$2,954	$14,751
	$935,266	$57,195	$51,739	$2,954	$14,751

Units outstanding	86,929	5,429	4,566	286	1,299

Portfolio shares held	35,944	4,051	962	132	572
Portfolio net asset value per share	$26.02	$14.12	$53.76	$22.40	$25.77
Investment in portfolio shares, at cost	$923,691	$56,401	$48,341	$2,950	$14,628

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	138	18	68	—	3
NET INVESTMENT INCOME (LOSS)	(138)	(18)	(68)	—	(3)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	2	8	—	—
Net change in unrealized appreciation (depreciation) on investments	11,576	793	3,398	4	124
NET GAIN (LOSS) ON INVESTMENTS	11,582	795	3,406	4	124

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,444	$777	$3,338	$4	$121

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$28,661	$25,811	$71,366	$131,562	$61,813
Net Assets	$28,661	$25,811	$71,366	$131,562	$61,813

NET ASSETS, representing:
Accumulation units	$28,661	$25,811	$71,366	$131,562	$61,813
	$28,661	$25,811	$71,366	$131,562	$61,813

Units outstanding	3,253	2,478	6,340	11,386	5,761

Portfolio shares held	2,306	2,015	3,106	2,709	2,407
Portfolio net asset value per share	$12.43	$12.81	$22.98	$48.56	$25.68
Investment in portfolio shares, at cost	$28,321	$25,735	$68,278	$121,790	$59,937

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	23	6	48	534	71
NET INVESTMENT INCOME (LOSS)	(23)	(6)	(48)	(534)	(71)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	—	2	20,081	3
Net change in unrealized appreciation (depreciation) on investments	340	76	3,087	9,773	1,876
NET GAIN (LOSS) ON INVESTMENTS	340	76	3,089	29,854	1,879

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$317	$70	$3,041	$29,320	$1,808

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
ASSETS
Investment in the portfolios, at fair value	$75,346	$11,283	$6,043	$51,511	$30,791
Net Assets	$75,346	$11,283	$6,043	$51,511	$30,791

NET ASSETS, representing:
Accumulation units	$75,346	$11,283	$6,043	$51,511	$30,791
	$75,346	$11,283	$6,043	$51,511	$30,791

Units outstanding	6,933	862	583	4,647	2,974

Portfolio shares held	2,653	314	744	1,587	2,769
Portfolio net asset value per share	$28.40	$35.94	$8.12	$32.45	$11.12
Investment in portfolio shares, at cost	$71,404	$9,721	$5,991	$49,130	$30,645

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	—	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	123	24	3	59	22
NET INVESTMENT INCOME (LOSS)	(123)	(24)	(3)	(59)	(22)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5	4	—	10	—
Net change in unrealized appreciation (depreciation) on investments	3,942	1,562	52	2,381	147
NET GAIN (LOSS) ON INVESTMENTS	3,947	1,566	52	2,391	147

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,824	$1,542	$49	$2,332	$125

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$285,711	$80,293	$43,135	$334,716	$24,708
Net Assets	$285,711	$80,293	$43,135	$334,716	$24,708

NET ASSETS, representing:
Accumulation units	$285,711	$80,293	$43,135	$334,716	$24,708
	$285,711	$80,293	$43,135	$334,716	$24,708

Units outstanding	26,092	7,489	4,051	24,143	2,241

Portfolio shares held	10,782	5,595	3,628	2,784	446
Portfolio net asset value per share	$26.50	$14.35	$11.89	$120.21	$55.38
Investment in portfolio shares, at cost	$282,606	$80,159	$43,236	$316,805	$24,210

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,631	$1,095	$672	$594	$63

EXPENSES
Charges for mortality and expense risk, and
for administration	157	68	91	224	13
NET INVESTMENT INCOME (LOSS)	3,474	1,027	581	370	50

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	(11)	(1)	134	—
Net change in unrealized appreciation (depreciation) on investments	3,105	134	(101)	17,911	499
NET GAIN (LOSS) ON INVESTMENTS	3,111	123	(102)	18,045	499

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,585	$1,150	$479	$18,415	$549

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$21,599	$299,495	$49,081	$308,942	$20,785
Net Assets	$21,599	$299,495	$49,081	$308,942	$20,785

NET ASSETS, representing:
Accumulation units	$21,599	$299,495	$49,081	$308,942	$20,785
	$21,599	$299,495	$49,081	$308,942	$20,785

Units outstanding	2,005	28,703	3,788	29,722	1,759

Portfolio shares held	1,656	22,054	4,742	26,451	1,066
Portfolio net asset value per share	$13.04	$13.58	$10.35	$11.68	$19.49
Investment in portfolio shares, at cost	$21,777	$287,488	$49,289	$299,633	$20,196

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$316	$6,284	—	$1,259	$239

EXPENSES
Charges for mortality and expense risk, and
for administration	39	100	9	104	32
NET INVESTMENT INCOME (LOSS)	277	6,184	(9)	1,155	207

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	3,191	629	8,781	790
Net realized gain (loss) on shares redeemed	—	24	(1)	19	1
Net change in unrealized appreciation (depreciation) on investments	(178)	12,007	(208)	9,309	589
NET GAIN (LOSS) ON INVESTMENTS	(178)	15,222	420	18,109	1,380

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$99	$21,406	$411	$19,264	$1,587

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$23,863	$17,369	$14,952	$4,878	$119,386
Net Assets	$23,863	$17,369	$14,952	$4,878	$119,386

NET ASSETS, representing:
Accumulation units	$23,863	$17,369	$14,952	$4,878	$119,386
	$23,863	$17,369	$14,952	$4,878	$119,386

Units outstanding	2,379	1,744	1,501	453	10,163

Portfolio shares held	2,245	1,703	564	265	5,126
Portfolio net asset value per share	$10.63	$10.20	$26.52	$18.41	$23.29
Investment in portfolio shares, at cost	$23,841	$17,419	$15,277	$4,865	$114,055

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$6	$52	$299	$73	$1,240

EXPENSES
Charges for mortality and expense risk, and
for administration	21	13	8	7	37
NET INVESTMENT INCOME (LOSS)	(15)	39	291	66	1,203

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	15
Net realized gain (loss) on shares redeemed	—	—	—	627	11
Net change in unrealized appreciation (depreciation) on investments	23	(51)	(325)	13	5,330
NET GAIN (LOSS) ON INVESTMENTS	23	(51)	(325)	640	5,356

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$8	$(12)	$(34)	$706	$6,559

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$—	$316,899	$7,086	$—	$11,042
Net Assets	$—	$316,899	$7,086	$—	$11,042

NET ASSETS, representing:
Accumulation units	$—	$316,899	$7,086	$—	$11,042
	$—	$316,899	$7,086	$—	$11,042

Units outstanding	—	26,416	534	—	1,082

Portfolio shares held	—	18,350	480	—	1,143
Portfolio net asset value per share	$34.37	$17.27	$14.75	$12.38	$9.66
Investment in portfolio shares, at cost	$—	$279,344	$6,884	$—	$11,268

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$1,318	$—	$—	$431

EXPENSES
Charges for mortality and expense risk, and
for administration	49	105	—	48	5
NET INVESTMENT INCOME (LOSS)	(49)	1,213	—	(48)	426

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,398	1,508	—	4,139	(1)
Net change in unrealized appreciation (depreciation) on investments	—	37,554	202	—	(226)
NET GAIN (LOSS) ON INVESTMENTS	5,398	39,062	202	4,139	(227)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,349	$40,275	$202	$4,091	$199

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$5,036	$3,592	$31,335	$309,469	$15,338
Net Assets	$5,036	$3,592	$31,335	$309,469	$15,338

NET ASSETS, representing:
Accumulation units	$5,036	$3,592	$31,335	$309,469	$15,338
	$5,036	$3,592	$31,335	$309,469	$15,338

Units outstanding	431	333	2,649	26,762	1,458

Portfolio shares held	131	154	1,360	7,992	1,299
Portfolio net asset value per share	$38.41	$23.29	$23.04	$38.72	$11.81
Investment in portfolio shares, at cost	$5,054	$3,478	$28,309	$281,750	$15,547

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$3	$75	$1,202	$480

EXPENSES
Charges for mortality and expense risk, and
for administration	1	2	35	104	9
NET INVESTMENT INCOME (LOSS)	(1)	1	40	1,098	471

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	128
Net realized gain (loss) on shares redeemed	—	—	8	2,631	279
Net change in unrealized appreciation (depreciation) on investments	(18)	114	3,026	27,719	(209)
NET GAIN (LOSS) ON INVESTMENTS	(18)	114	3,034	30,350	198

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(19)	$115	$3,074	$31,448	$669

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$11,409	$—	$5,559	$315,067	$133,025
Net Assets	$11,409	$—	$5,559	$315,067	$133,025

NET ASSETS, representing:
Accumulation units	$11,409	$—	$5,559	$315,067	$133,025
	$11,409	$—	$5,559	$315,067	$133,025

Units outstanding	761	—	498	23,105	12,533

Portfolio shares held	368	—	217	8,608	21,352
Portfolio net asset value per share	$30.99	$18.04	$25.62	$36.60	$6.23
Investment in portfolio shares, at cost	$10,852	$—	$4,556	$302,140	$133,390

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$—	$13	$—	$2,257

EXPENSES
Charges for mortality and expense risk, and
for administration	104	45	6	104	65
NET INVESTMENT INCOME (LOSS)	(104)	(45)	7	(104)	2,192

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	17	—	—	18,353	—
Net realized gain (loss) on shares redeemed	14,586	3,041	29	25	2
Net change in unrealized appreciation (depreciation) on investments	557	—	1,003	12,927	(365)
NET GAIN (LOSS) ON INVESTMENTS	15,160	3,041	1,032	31,305	(363)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,056	$2,996	$1,039	$31,201	$1,829

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$9,253	$15,082	$64,129	$5,086	$786,833
Net Assets	$9,253	$15,082	$64,129	$5,086	$786,833

NET ASSETS, representing:
Accumulation units	$9,253	$15,082	$64,129	$5,086	$786,833
	$9,253	$15,082	$64,129	$5,086	$786,833

Units outstanding	878	1,184	5,384	432	58,399

Portfolio shares held	1,245	1,193	1,830	203	49,486
Portfolio net asset value per share	$7.43	$12.64	$35.05	$25.06	$15.90
Investment in portfolio shares, at cost	$9,168	$12,887	$61,019	$5,046	$716,786

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$239	$—	$—	$—	$2,879

EXPENSES
Charges for mortality and expense risk, and
for administration	9	16	52	1	1,220
NET INVESTMENT INCOME (LOSS)	230	(16)	(52)	(1)	1,659

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	3,036
Net realized gain (loss) on shares redeemed	—	14	6	—	3,132
Net change in unrealized appreciation (depreciation) on investments	85	2,195	3,110	41	70,047
NET GAIN (LOSS) ON INVESTMENTS	85	2,209	3,116	41	76,215

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$315	$2,193	$3,064	$40	$77,874

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260
Net Assets	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

NET ASSETS, representing:
Accumulation units	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260
	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

Units outstanding	25,909	517,864	11,475	231,293	86,554

Portfolio shares held	14,220	259,614	4,151	296,586	61,341
Portfolio net asset value per share	$24.67	$29.15	$35.99	$11.53	$23.61
Investment in portfolio shares, at cost	$317,465	$6,724,174	$130,999	$3,027,125	$1,234,540

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$210	$—	$434	$—	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	638	13,137	376	5,855	2,211
NET INVESTMENT INCOME (LOSS)	(428)	(13,137)	58	(5,855)	(2,211)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	9,225	—	3,126	120,242	73,082
Net realized gain (loss) on shares redeemed	(2,101)	24,883	(405)	4,368	(1,332)
Net change in unrealized appreciation (depreciation) on investments	33,347	843,573	18,383	392,510	213,720
NET GAIN (LOSS) ON INVESTMENTS	40,471	868,456	21,104	517,120	285,470

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$40,043	$855,319	$21,162	$511,265	$283,259

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786
Net Assets	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

NET ASSETS, representing:
Accumulation units	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786
	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

Units outstanding	19,993	649,092	316,405	144,129	127,950

Portfolio shares held	8,021	502,752	148,878	50,496	30,083
Portfolio net asset value per share	$32.34	$13.86	$25.50	$34.69	$46.73
Investment in portfolio shares, at cost	$244,737	$6,906,052	$3,539,480	$1,604,122	$1,339,574
STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$394	$127,232	$33,946	$15,352	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	366	14,387	7,038	3,519	1,241
NET INVESTMENT INCOME (LOSS)	28	112,845	26,908	11,833	(1,241)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,985	—	44,206	18,164	503
Net realized gain (loss) on shares redeemed	(547)	4,866	175	9,531	1,900
Net change in unrealized appreciation (depreciation) on investments	14,647	62,090	256,914	147,601	66,212
NET GAIN (LOSS) ON INVESTMENTS	17,085	66,956	301,295	175,296	68,615

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,113	$179,801	$328,203	$187,129	$67,374

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
ASSETS
Investment in the portfolios, at fair value	$4,478,798	$939,667	$953,044	$649,562	$290,476
Net Assets	$4,478,798	$939,667	$953,044	$649,562	$290,476

NET ASSETS, representing:
Accumulation units	$4,478,798	$939,667	$953,044	$649,562	$290,476
	$4,478,798	$939,667	$953,044	$649,562	$290,476

Units outstanding	411,801	84,476	94,062	57,233	23,324

Portfolio shares held	171,865	66,833	81,526	39,729	9,172
Portfolio net asset value per share	$26.06	$14.06	$11.69	$16.35	$31.67
Investment in portfolio shares, at cost	$4,241,406	$884,076	$951,842	$584,851	$255,215

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$35,348	$9,493	$13,360	$3,577	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	4,548	790	1,033	677	221
NET INVESTMENT INCOME (LOSS)	30,800	8,703	12,327	2,900	(221)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	823	784	(8)	105	62
Net change in unrealized appreciation (depreciation) on investments	237,392	55,591	1,202	64,711	35,261
NET GAIN (LOSS) ON INVESTMENTS	238,215	56,375	1,194	64,816	35,323

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$269,015	$65,078	$13,521	$67,716	$35,102

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$2,248,404	$1,054,151	$223,850	$707,846	$382,005
Net Assets	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

NET ASSETS, representing:
Accumulation units	$2,248,404	$1,054,151	$223,850	$707,846	$382,005
	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

Units outstanding	183,639	95,286	18,669	59,346	34,015

Portfolio shares held	19,178	19,525	9,628	22,804	12,914
Portfolio net asset value per share	$117.24	$53.99	$23.25	$31.04	$29.58
Investment in portfolio shares, at cost	$1,989,541	$984,520	$198,349	$664,946	$384,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$—	$6,591	$430	$—	$2,455

EXPENSES
Charges for mortality and expense risk, and
for administration	2,093	1,148	219	378	307
NET INVESTMENT INCOME (LOSS)	(2,093)	5,443	211	(378)	2,148

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	23,692
Net realized gain (loss) on shares redeemed	312	920	366	887	(1,323)
Net change in unrealized appreciation (depreciation) on investments	258,863	69,631	25,501	42,900	(2,478)
NET GAIN (LOSS) ON INVESTMENTS	259,175	70,551	25,867	43,787	19,891

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$257,082	$75,994	$26,078	$43,409	$22,039

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$270,232	$22,221	$205,866	$628,652	$317,741
Net Assets	$270,232	$22,221	$205,866	$628,652	$317,741

NET ASSETS, representing:
Accumulation units	$270,232	$22,221	$205,866	$628,652	$317,741
	$270,232	$22,221	$205,866	$628,652	$317,741

Units outstanding	23,989	1,932	17,747	55,794	27,863

Portfolio shares held	27,773	1,651	20,484	53,962	15,059
Portfolio net asset value per share	$9.73	$13.46	$10.05	$11.65	$21.10
Investment in portfolio shares, at cost	$254,691	$22,008	$208,005	$597,720	$310,461

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$3,372	$277	$—	$2,296	$—

EXPENSES
Charges for mortality and expense risk, and
for administration	279	9	175	489	272
NET INVESTMENT INCOME (LOSS)	3,093	268	(175)	1,807	(272)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	172	16,311	14,645	12,263
Net realized gain (loss) on shares redeemed	(1,356)	—	52	632	146
Net change in unrealized appreciation (depreciation) on investments	15,541	213	(2,139)	30,933	7,280
NET GAIN (LOSS) ON INVESTMENTS	14,185	385	14,224	46,210	19,689

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,278	$653	$14,049	$48,017	$19,417

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
ASSETS
Investment in the portfolios, at fair value	$3,796,848	$3,514,166	$2,004,572
Net Assets	$3,796,848	$3,514,166	$2,004,572

NET ASSETS, representing:
Accumulation units	$3,796,848	$3,514,166	$2,004,572
	$3,796,848	$3,514,166	$2,004,572

Units outstanding	339,947	283,959	183,935

Portfolio shares held	167,705	46,184	52,352
Portfolio net asset value per share	$22.64	$76.09	$38.29
Investment in portfolio shares, at cost	$3,626,914	$3,200,490	$1,946,561

STATEMENTS OF OPERATIONS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

INVESTMENT INCOME
Dividend income	$22,548	$—	$6,825

EXPENSES
Charges for mortality and expense risk, and
for administration	2,810	2,840	1,758
NET INVESTMENT INCOME (LOSS)	19,738	(2,840)	5,067

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	328	24,754	20,651
Net realized gain (loss) on shares redeemed	3,292	954	265
Net change in unrealized appreciation (depreciation) on investments	169,935	313,676	58,011
NET GAIN (LOSS) ON INVESTMENTS	173,555	339,384	78,927

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$193,293	$336,544	$83,994

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(840,163)	$(1,607,573)	$(2,243,028)	$(123,810)	$(146,107)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	4,980,530	17,985,683	688,154	928,986
Net change in unrealized appreciation (depreciation) on investments	—	4,224,066	22,798,445	35,245	171,816
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(840,163)	7,597,023	38,541,100	599,589	954,695

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,049,994	168,640	1,048,543	3,393	24,069
Annuity payments	(1,826,423)	(1,461,961)	(1,192,680)	(81,788)	(46,971)
Surrenders, withdrawals and death benefits	(24,536,647)	(16,150,293)	(21,602,101)	(882,430)	(1,411,771)
Net transfers between other subaccounts
or fixed rate option	23,323,674	742,623	(4,694,198)	(380,908)	218,846
Miscellaneous transactions	(12,232)	3,860	7,839	(109)	491
Other charges	(92,304)	(23,876)	(115,767)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,906,062	(16,721,007)	(26,548,364)	(1,341,842)	(1,215,336)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,065,899	(9,123,984)	11,992,736	(742,253)	(260,641)

NET ASSETS
Beginning of period	71,588,693	120,444,789	161,984,158	9,798,913	11,341,390
End of period	$75,654,592	$111,320,805	$173,976,894	$9,056,660	$11,080,749

Beginning units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012
Units issued	35,289,020	587,824	310,174	8,390	146,750
Units redeemed	(34,323,620)	(6,148,282)	(6,216,208)	(387,398)	(544,423)
Ending units	63,611,302	35,328,343	31,433,511	2,239,076	2,977,339
The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,529,128)	$(1,681,309)	$(26,880)	$(4,573,342)	$(702,467)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	13,593,968	1,517,238	(145,798)	25,967,642	4,485,414
Net change in unrealized appreciation (depreciation) on investments	(9,858,287)	5,572,663	379,125	38,881,287	2,450,552
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,206,553	5,408,592	206,447	60,275,587	6,233,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,070,276	351,017	417,065	53,811,407	114,812
Annuity payments	(1,531,533)	(1,127,226)	(9,309)	(2,181,432)	(215,232)
Surrenders, withdrawals and death benefits	(25,271,963)	(15,291,282)	(166,309)	(38,236,071)	(6,068,859)
Net transfers between other subaccounts
or fixed rate option	(38,989)	(128,077)	(10,235)	10,649,557	(1,385,175)
Miscellaneous transactions	10,262	4,968	(25)	(91)	310
Other charges	(231,767)	(153,720)	—	(648,642)	(55,649)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,993,714)	(16,344,320)	231,187	23,394,728	(7,609,793)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,787,161)	(10,935,728)	437,634	83,670,315	(1,376,294)

NET ASSETS
Beginning of period	201,569,261	123,607,544	2,334,747	334,880,167	53,522,368
End of period	$176,782,100	$112,671,816	$2,772,381	$418,550,482	$52,146,074

Beginning units	53,910,439	22,358,575	499,987	66,893,091	15,989,977
Units issued	1,416,171	414,519	44,858	8,176,321	237,840
Units redeemed	(9,178,432)	(3,414,386)	(53,987)	(11,913,117)	(2,687,708)
Ending units	46,148,178	19,358,708	490,858	63,156,295	13,540,109
The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(4,603,510)	$(680,816)	$(133,508)	$404,364	$(47,890)
Capital gains distributions received	—	—	699,080	1,013,377	13,095,027
Net realized gain (loss) on shares redeemed	54,876,359	4,526,906	257,361	248,061	1,376,261
Net change in unrealized appreciation (depreciation) on investments	90,232,978	2,388,806	1,200,033	(2,638,722)	(7,883,995)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	140,505,827	6,234,896	2,022,966	(972,920)	6,539,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	579,612	5,187,035	14,939	58,890	101,881
Annuity payments	(2,241,547)	(307,896)	(63,291)	(513,988)	(792,834)
Surrenders, withdrawals and death benefits	(44,797,218)	(6,003,192)	(1,584,519)	(5,273,538)	(7,628,244)
Net transfers between other subaccounts
or fixed rate option	(18,851,829)	(1,316,693)	(339,336)	(404,239)	(308,917)
Miscellaneous transactions	17,792	(5,129)	191	827	28,695
Other charges	(237,457)	(74,008)	(2,416)	(8,389)	(13,784)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(65,530,647)	(2,519,883)	(1,974,432)	(6,140,437)	(8,613,203)

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,975,180	3,715,013	48,534	(7,113,357)	(2,073,800)

NET ASSETS
Beginning of period	292,760,657	64,098,961	17,711,123	54,376,302	63,440,392
End of period	$367,735,837	$67,813,974	$17,759,657	$47,262,945	$61,366,592

Beginning units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062
Units issued	482,978	1,158,751	198,129	232,751	250,499
Units redeemed	(10,972,340)	(1,827,498)	(1,118,206)	(1,796,654)	(2,794,772)
Ending units	44,193,387	8,148,652	7,401,384	10,587,438	15,937,789
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(466,329)	$(22,131)	$(105,699)	$(945,621)	$158,068
Capital gains distributions received	4,335,255	—	612,440	4,371,226	492,289
Net realized gain (loss) on shares redeemed	3,082,014	(210,176)	835,534	6,007,764	834,776
Net change in unrealized appreciation (depreciation) on investments	8,108,003	6,267,755	814,156	8,733,117	(2,110,795)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,058,943	6,035,448	2,156,431	18,166,486	(625,662)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72,021	41,654	15,575	209,143	55,308
Annuity payments	(785,038)	(201,474)	(342,195)	(448,370)	(95,945)
Surrenders, withdrawals and death benefits	(6,131,408)	(5,074,529)	(1,920,394)	(7,524,239)	(2,368,141)
Net transfers between other subaccounts
or fixed rate option	(2,091,941)	(447,253)	(890,483)	(2,259,231)	(589,057)
Miscellaneous transactions	1,194	38,497	386	1,893	(222)
Other charges	(12,242)	(9,090)	(4,233)	(12,138)	(3,176)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(8,947,414)	(5,652,195)	(3,141,344)	(10,032,942)	(3,001,233)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,111,529	383,253	(984,913)	8,133,544	(3,626,895)

NET ASSETS
Beginning of period	53,895,489	50,130,130	16,946,008	65,894,504	22,558,223
End of period	$60,007,018	$50,513,383	$15,961,095	$74,028,048	$18,931,328

Beginning units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855
Units issued	80,832	332,455	23,301	231,751	194,722
Units redeemed	(2,014,494)	(1,954,038)	(742,396)	(1,926,776)	(1,004,277)
Ending units	10,969,919	11,790,436	3,265,202	10,743,323	4,347,300
The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(330,880)	$(540,235)	$(135,803)	$(129,157)	$(930,675)
Capital gains distributions received	3,093,647	—	512,734	774,885	—
Net realized gain (loss) on shares redeemed	(184,655)	6,109,653	(780,090)	806,288	5,155,959
Net change in unrealized appreciation (depreciation) on investments	7,772,500	4,531,957	2,056,823	1,319,628	(5,072,861)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,350,612	10,101,375	1,653,664	2,771,644	(847,577)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	30,701	21,255	51,376	1,050	119,038
Annuity payments	(167,288)	(429,172)	(172,635)	(88,872)	(310,755)
Surrenders, withdrawals and death benefits	(3,778,080)	(5,831,626)	(3,013,488)	(1,054,102)	(8,750,289)
Net transfers between other subaccounts
or fixed rate option	(665,633)	(1,523,558)	(340,661)	(800,005)	1,775,051
Miscellaneous transactions	103,214	(5,962)	1,799	960	(6,798)
Other charges	(4,442)	(6,511)	(3,327)	(1,152)	(148,098)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,481,528)	(7,775,574)	(3,476,936)	(1,942,121)	(7,321,851)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,869,084	2,325,801	(1,823,272)	829,523	(8,169,428)

NET ASSETS
Beginning of period	22,471,530	40,233,435	22,037,812	9,101,885	75,214,600
End of period	$28,340,614	$42,559,236	$20,214,540	$9,931,408	$67,045,172

Beginning units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926
Units issued	276,576	195,371	63,860	366,374	1,629,458
Units redeemed	(1,282,942)	(2,051,785)	(1,637,827)	(1,199,743)	(4,073,085)
Ending units	4,762,142	8,380,460	7,836,973	3,770,791	19,333,299
The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(125,360)	$(1,551,982)	$(448,024)	$(2,806,579)	$(19,744,665)
Capital gains distributions received	822,765	—	—	—	—
Net realized gain (loss) on shares redeemed	851,963	16,487,015	2,342,884	18,009,393	140,810,732
Net change in unrealized appreciation (depreciation) on investments	1,098,738	22,675,965	5,769,272	(29,458,855)	(8,485,893)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,648,106	37,610,998	7,664,132	(14,256,041)	112,580,174

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,108	211,909	108,275	5,343,897	15,718,633
Annuity payments	(73,440)	(851,216)	(219,822)	(142,235)	(374,175)
Surrenders, withdrawals and death benefits	(1,551,639)	(13,718,073)	(3,397,230)	(15,406,417)	(96,117,998)
Net transfers between other subaccounts
or fixed rate option	(435,453)	(7,894,429)	(1,245,077)	6,452,315	(17,628,585)
Miscellaneous transactions	583	(4,105)	(334)	(2,531)	(36,031)
Other charges	(26,210)	(239,041)	(64,848)	(1,809,401)	(14,392,920)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,041,051)	(22,494,955)	(4,819,036)	(5,564,372)	(112,831,076)

TOTAL INCREASE (DECREASE) IN NET ASSETS	607,055	15,116,043	2,845,096	(19,820,413)	(250,902)

NET ASSETS
Beginning of period	10,042,436	97,759,295	29,334,647	243,120,309	1,414,258,699
End of period	$10,649,491	$112,875,338	$32,179,743	$223,299,896	$1,414,007,797

Beginning units	3,816,433	23,411,279	13,517,561	10,351,681	96,112,523
Units issued	52,535	345,581	565,334	6,666,849	48,481,635
Units redeemed	(764,872)	(5,129,966)	(2,665,710)	(6,958,205)	(57,238,034)
Ending units	3,104,096	18,626,894	11,417,185	10,060,325	87,356,124

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(8,110,154)	$(2,509,233)	$(2,434,956)	$(1,174,824)	$(1,399,795)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(38,575,569)	12,986,622	24,906,149	(3,601,805)	(5,313,281)
Net change in unrealized appreciation (depreciation) on investments	42,550,839	(6,795,566)	26,397,161	(790,394)	5,272,847
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,134,884)	3,681,823	48,868,354	(5,567,023)	(1,440,229)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,371,234	12,235,568	4,697,744	981,028	2,639,397
Annuity payments	(108,951)	(38,820)	(48,575)	(886)	(154,478)
Surrenders, withdrawals and death benefits	(45,538,049)	(15,538,649)	(12,768,620)	(5,209,176)	(6,023,620)
Net transfers between other subaccounts
or fixed rate option	39,839,051	235,600	(18,165,163)	6,893,935	5,820,088
Miscellaneous transactions	29,420	9,348	9,535	(3,305)	(4,517)
Other charges	(5,691,631)	(1,491,432)	(1,600,749)	(770,564)	(894,492)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(98,926)	(4,588,385)	(27,875,828)	1,891,032	1,382,378

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,233,810)	(906,562)	20,992,526	(3,675,991)	(57,851)

NET ASSETS
Beginning of period	726,342,126	223,392,090	193,371,459	101,714,555	126,086,110
End of period	$722,108,316	$222,485,528	$214,363,985	$98,038,564	$126,028,259

Beginning units	40,564,790	13,887,537	7,451,722	4,832,863	6,037,178
Units issued	24,117,585	6,786,337	4,117,463	4,506,280	5,191,202
Units redeemed	(24,599,633)	(6,800,193)	(5,238,740)	(4,318,530)	(5,095,902)
Ending units	40,082,742	13,873,681	6,330,445	5,020,613	6,132,478

The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(8,089,603)	$(4,422,318)	$(5,877,151)	$(3,236,395)	$(3,933,882)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	80,702,800	16,696,352	92,696,121	39,212,927	(7,997,748)
Net change in unrealized appreciation (depreciation) on investments	83,075,277	(15,865,318)	12,247,002	26,906,711	(1,436,436)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	155,688,474	(3,591,284)	99,065,972	62,883,243	(13,368,066)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,512,799	4,941,280	6,083,985	13,853,056	7,338,834
Annuity payments	(110,894)	(210,115)	(194,746)	(25,579)	(121,609)
Surrenders, withdrawals and death benefits	(40,811,009)	(26,599,806)	(32,103,378)	(23,248,556)	(16,204,215)
Net transfers between other subaccounts
or fixed rate option	(40,813,997)	27,645,742	(48,607,921)	348,410	20,815,178
Miscellaneous transactions	6,068	62,265	1,060	(18,508)	(4,371)
Other charges	(5,295,904)	(3,506,024)	(3,558,863)	(2,006,202)	(2,572,825)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(75,512,937)	2,333,342	(78,379,863)	(11,097,379)	9,250,992

TOTAL INCREASE (DECREASE) IN NET ASSETS	80,175,537	(1,257,942)	20,686,109	51,785,864	(4,117,074)

NET ASSETS
Beginning of period	614,785,929	458,128,757	443,266,932	241,787,278	344,588,147
End of period	$694,961,466	$456,870,815	$463,953,041	$293,573,142	$340,471,073

Beginning units	24,557,899	20,480,268	14,350,628	7,964,223	15,686,088
Units issued	11,560,814	12,041,449	5,353,511	4,163,217	12,908,840
Units redeemed	(14,966,785)	(11,820,775)	(7,974,829)	(4,241,107)	(12,438,392)
Ending units	21,151,928	20,700,942	11,729,310	7,886,333	16,156,536

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,528,236)	$(2,805,515)	$(2,835,785)	$(154,178,554)	$(5,015,381)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,842,130	13,617,791	(30,728,171)	1,147,082,495	39,269,665
Net change in unrealized appreciation (depreciation) on investments	1,632,449	(37,569,457)	17,247,658	(127,528,069)	1,863,141
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,946,343	(26,757,181)	(16,316,298)	865,375,872	36,117,425

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,601,250	4,627,243	1,766,331	109,486,925	7,692,449
Annuity payments	(55,740)	(24,539)	(104,852)	(3,687,170)	(64,437)
Surrenders, withdrawals and death benefits	(27,832,553)	(13,673,553)	(13,686,960)	(679,392,722)	(25,906,502)
Net transfers between other subaccounts
or fixed rate option	35,966,093	(3,870,146)	30,255,234	(72,966,936)	(6,994,648)
Miscellaneous transactions	1,098	(9,646)	(19,347)	738,368	(7,984)
Other charges	(1,352,273)	(1,856,677)	(1,894,573)	(120,530,507)	(3,484,443)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	19,327,875	(14,807,318)	16,315,833	(766,352,042)	(28,765,565)

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,274,218	(41,564,499)	(465)	99,023,830	7,351,860

NET ASSETS
Beginning of period	181,539,989	265,593,895	236,498,141	11,362,923,835	432,852,518
End of period	$203,814,207	$224,029,396	$236,497,676	$11,461,947,665	$440,204,378

Beginning units	17,475,592	9,513,965	22,956,386	633,578,943	19,443,845
Units issued	11,802,770	5,915,841	22,625,903	281,142,664	9,873,335
Units redeemed	(9,988,328)	(6,710,537)	(21,935,379)	(339,819,172)	(11,608,147)
Ending units	19,290,034	8,719,269	23,646,910	574,902,435	17,709,033

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	11/13/2020**	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,968,338)	$(1,645,923)	$(21,094,662)	$(129,941,761)	$(37,774,364)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,134,546	(1,994,623)	147,868,890	880,978,180	170,987,880
Net change in unrealized appreciation (depreciation) on investments	11,321,997	(6,373,925)	(107,158,142)	(18,526,117)	(126,621,270)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	13,488,205	(10,014,471)	19,616,086	732,510,302	6,592,246

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,226,760	3,165,379	19,513,808	123,275,457	15,687,327
Annuity payments	(121,581)	(15,866)	(1,104,709)	(2,468,185)	(702,701)
Surrenders, withdrawals and death benefits	(13,315,581)	(9,380,237)	(94,010,330)	(506,349,155)	(160,439,824)
Net transfers between other subaccounts
or fixed rate option	7,289,539	(161,261,546)	(6,159,997)	37,536,378	44,841,012
Miscellaneous transactions	40,279	(64,677)	24,618	359,279	19,374
Other charges	(1,883,668)	(1,287,270)	(16,617,546)	(92,570,304)	(24,573,610)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,764,252)	(168,844,217)	(98,354,156)	(440,216,530)	(125,168,422)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,723,953	(178,858,688)	(78,738,070)	292,293,772	(118,576,176)

NET ASSETS
Beginning of period	228,162,115	178,858,688	1,562,699,582	9,349,468,694	2,798,738,824
End of period	$235,886,068	$—	$1,483,961,512	$9,641,762,466	$2,680,162,648

Beginning units	15,795,883	17,621,142	103,043,783	502,215,202	199,718,618
Units issued	10,771,128	8,083,415	56,597,944	233,919,788	142,239,622
Units redeemed	(11,995,986)	(25,704,557)	(66,774,889)	(273,252,094)	(156,531,887)
Ending units	14,571,025	—	92,866,838	462,882,896	185,426,353

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(105,235,115)	$(64,200,588)	$(45,631,302)	$(166,781,024)	$(87,530,283)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	690,644,680	349,994,372	301,764,633	594,959,298	761,246,134
Net change in unrealized appreciation (depreciation) on investments	(2,077,094)	(13,532,834)	(123,051,202)	(349,551,882)	(297,687,808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	583,332,471	272,260,950	133,082,129	78,626,392	376,028,043

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	107,693,350	71,705,977	30,132,295	93,640,883	51,958,402
Annuity payments	(4,792,158)	(5,997,428)	(1,092,084)	(2,419,983)	(1,648,480)
Surrenders, withdrawals and death benefits	(479,522,991)	(442,004,129)	(202,973,238)	(697,650,679)	(385,908,687)
Net transfers between other subaccounts
or fixed rate option	(78,669,388)	223,281,509	(10,577,333)	(14,265,913)	(68,216,945)
Miscellaneous transactions	347,848	18,064	487,378	53,420	311,655
Other charges	(75,283,036)	(43,221,767)	(35,465,372)	(135,811,137)	(67,147,088)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(530,226,375)	(196,217,774)	(219,488,354)	(756,453,409)	(470,651,143)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,106,096	76,043,176	(86,406,225)	(677,827,017)	(94,623,100)

NET ASSETS
Beginning of period	7,699,602,021	4,326,551,442	3,452,243,917	13,282,205,021	6,516,237,775
End of period	$7,752,708,117	$4,402,594,618	$3,365,837,692	$12,604,378,004	$6,421,614,675

Beginning units	445,608,466	287,724,065	219,308,043	747,873,046	355,640,956
Units issued	146,369,689	109,145,043	110,456,000	501,566,345	160,371,559
Units redeemed	(185,039,361)	(124,720,188)	(130,754,598)	(571,835,983)	(195,582,117)
Ending units	406,938,794	272,148,920	199,009,445	677,603,408	320,430,398
The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(14,025,562)	$(3,750,321)	$(3,913,563)	$(21,798,666)	$(1,525,665)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	189,329,065	—	35,785,699	112,714,277	(4,121,595)
Net change in unrealized appreciation (depreciation) on investments	130,885,464	—	74,775,065	(3,140,794)	908,652
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	306,188,967	(3,750,321)	106,647,201	87,774,817	(4,738,608)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,421,222	28,922,762	6,420,986	21,632,477	2,482,652
Annuity payments	(322,208)	(713,607)	(161,593)	(985,202)	(63,189)
Surrenders, withdrawals and death benefits	(68,676,416)	(989,928,014)	(21,530,751)	(125,016,104)	(8,610,248)
Net transfers between other subaccounts
or fixed rate option	(70,415,887)	1,130,376,991	(23,217,539)	102,963,461	6,706,178
Miscellaneous transactions	58,589	6,723	14,774	(5,336)	7,530
Other charges	(8,586,652)	(2,033,541)	(2,379,236)	(14,074,180)	(922,107)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(119,521,352)	166,631,314	(40,853,359)	(15,484,884)	(399,184)

TOTAL INCREASE (DECREASE) IN NET ASSETS	186,667,615	162,880,993	65,793,842	72,289,933	(5,137,792)

NET ASSETS
Beginning of period	1,011,441,652	231,233,374	291,500,833	1,556,275,469	138,311,904
End of period	$1,198,109,267	$394,114,367	$357,294,675	$1,628,565,402	$133,174,112

Beginning units	29,331,933	25,141,413	10,768,468	126,832,694	10,844,652
Units issued	12,339,017	65,265,623	5,605,591	72,775,255	6,469,449
Units redeemed	(15,494,382)	(47,831,539)	(7,181,918)	(74,965,982)	(6,696,668)
Ending units	26,176,568	42,575,497	9,192,141	124,641,967	10,617,433
The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,010,594)	$(68,612,284)	$(16,769,112)	$(864,599)	$(2,739,757)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	28,215,396	1,533,128,348	71,855,848	2,490,179	(14,254,274)
Net change in unrealized appreciation (depreciation) on investments	40,956,176	(25,629,094)	16,143,223	(4,891,375)	33,758,643
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,160,978	1,438,886,970	71,229,959	(3,265,795)	16,764,612

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,960,590	(337,277)	18,421,053	1,772,158	2,171,084
Annuity payments	(16,140)	(1,240,488)	(533,480)	—	(34,291)
Surrenders, withdrawals and death benefits	(17,086,429)	(231,712,488)	(97,809,804)	(4,629,055)	(11,508,819)
Net transfers between other subaccounts
or fixed rate option	(18,187,413)	(1,420,950,020)	78,894,972	4,573,604	47,315,461
Miscellaneous transactions	18,874	(242,580)	5,839	(2,194)	(10,334)
Other charges	(2,563,657)	(64,697,841)	(12,095,465)	(572,577)	(2,006,325)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(30,874,175)	(1,719,180,694)	(13,116,885)	1,141,936	35,926,776

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,286,803	(280,293,724)	58,113,074	(2,123,859)	52,691,388

NET ASSETS
Beginning of period	284,222,319	1,430,637,933	1,323,030,911	72,740,737	209,425,032
End of period	$319,509,122	$1,150,344,209	$1,381,143,985	$70,616,878	$262,116,420

Beginning units	17,069,907	97,350,144	97,267,211	3,975,860	20,056,051
Units issued	7,428,901	2,575,344,619	55,751,354	3,183,727	23,499,484
Units redeemed	(9,678,956)	(2,605,161,786)	(58,268,423)	(3,092,144)	(19,407,190)
Ending units	14,819,852	67,532,977	94,750,142	4,067,443	24,148,345
The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,666,078)	$(52,792,265)	$(33,015,693)	$(28,009,931)	$(8,684)
Capital gains distributions received	—	—	—	—	269,290
Net realized gain (loss) on shares redeemed	5,639,771	347,160,988	233,352,316	129,887,308	(7,361)
Net change in unrealized appreciation (depreciation) on investments	346,384	36,045,721	4,114,003	(8,401,210)	(42,933)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,320,077	330,414,444	204,450,626	93,476,167	210,312

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,823,455	28,381,925	27,248,522	24,311,439	684
Annuity payments	(16,528)	(651,724)	(289,241)	(265,701)	—
Surrenders, withdrawals and death benefits	(18,411,589)	(228,393,000)	(122,621,511)	(118,657,585)	(53,303)
Net transfers between other subaccounts
or fixed rate option	16,318,253	(35,184,869)	(33,275,781)	(1,406,713)	426,349
Miscellaneous transactions	(17,089)	200,037	105,229	9,487	137
Other charges	(2,528,991)	(44,063,881)	(26,912,009)	(23,881,638)	(6,183)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,167,511	(279,711,512)	(155,744,791)	(119,890,711)	367,684

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,487,588	50,702,932	48,705,835	(26,414,544)	577,996

NET ASSETS
Beginning of period	322,702,223	3,953,412,159	2,498,497,577	2,145,046,266	628,207
End of period	$326,189,811	$4,004,115,091	$2,547,203,412	$2,118,631,722	$1,206,203

Beginning units	13,918,412	262,439,579	150,690,822	154,761,803	19,397
Units issued	10,990,663	131,776,692	89,113,316	96,519,043	18,240
Units redeemed	(10,871,356)	(158,399,706)	(102,203,641)	(109,253,503)	(8,543)
Ending units	14,037,719	235,816,565	137,600,497	142,027,343	29,094

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,338)	$(4,204)	$(22,606)	$(4,835)	$(9,092)
Capital gains distributions received	4,068	49,354	274,453	10,493	72,700
Net realized gain (loss) on shares redeemed	(107,956)	(10,547)	(601)	(5,611)	(46,783)
Net change in unrealized appreciation (depreciation) on investments	178,031	(71,613)	(20,269)	81,282	139,818
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	71,805	(37,010)	230,977	81,329	156,643

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	5,141	57,498	5,829	33,731
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(43,754)	(49,410)	(159,058)	(65,088)	(28,918)
Net transfers between other subaccounts
or fixed rate option	(49,886)	78,560	639,453	37,826	154,673
Miscellaneous transactions	13	(115)	(24)	(44)	(10)
Other charges	(4,127)	(5,526)	(14,964)	(4,011)	(5,142)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(97,754)	28,650	522,905	(25,488)	154,334

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,949)	(8,360)	753,882	55,841	310,977

NET ASSETS
Beginning of period	531,930	696,265	1,716,775	507,292	590,038
End of period	$505,981	$687,905	$2,470,657	$563,133	$901,015

Beginning units	25,230	46,362	57,942	22,179	27,618
Units issued	17,502	52,068	55,086	13,450	29,743
Units redeemed	(24,176)	(52,364)	(36,254)	(14,780)	(21,837)
Ending units	18,556	46,066	76,774	20,849	35,524

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(3,742)	$1,513	$(5,689)	$(2,628)	$(296)
Capital gains distributions received	44,758	9,019	78,246	28,651	—
Net realized gain (loss) on shares redeemed	(93,210)	(26,754)	(90,324)	(35,634)	(6,959)
Net change in unrealized appreciation (depreciation) on investments	20,238	(12,304)	95,528	8,963	10,651
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(31,956)	(28,526)	77,761	(648)	3,396

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,770	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(29,040)	(41,755)	(65,158)	(12,954)	(2,950)
Net transfers between other subaccounts
or fixed rate option	31,708	59,577	184,041	18,274	25,171
Miscellaneous transactions	1	30	(2,297)	—	40
Other charges	(3,272)	(2,913)	(3,441)	(1,593)	(551)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,167	14,939	113,145	3,727	21,710

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,789)	(13,587)	190,906	3,079	25,106

NET ASSETS
Beginning of period	622,389	337,647	526,324	234,494	78,553
End of period	$610,600	$324,060	$717,230	$237,573	$103,659

Beginning units	30,012	17,714	21,455	11,599	6,400
Units issued	22,838	17,353	21,739	10,459	7,826
Units redeemed	(21,539)	(15,667)	(18,898)	(10,238)	(5,735)
Ending units	31,311	19,400	24,296	11,820	8,491

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020**

OPERATIONS
Net investment income (loss)	$2,482	$(17,586)	$797	$(4,371,143)	$(514,948)
Capital gains distributions received	121,469	126,829	164,034	—	—
Net realized gain (loss) on shares redeemed	(12,673)	3,359	1,012	50,882,209	1,611,267
Net change in unrealized appreciation (depreciation) on investments	(145,499)	187,615	(173,360)	92,543,648	(920,802)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(34,221)	300,217	(7,517)	139,054,714	175,517

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	20,511,886	—
Annuity payments	—	—	—	(15,025)	—
Surrenders, withdrawals and death benefits	(76,334)	(50,454)	(30,284)	(22,404,367)	(4,135,511)
Net transfers between other subaccounts
or fixed rate option	22,020	25,793	427,214	36,451,130	(42,051,373)
Miscellaneous transactions	4	—	—	18,037	244
Other charges	(5,531)	(9,095)	(6,392)	(2,752,986)	(37,714)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(59,841)	(33,756)	390,538	31,808,675	(46,224,354)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(94,062)	266,461	383,021	170,863,389	(46,048,837)

NET ASSETS
Beginning of period	656,699	1,219,366	917,740	280,800,468	46,048,837
End of period	$562,637	$1,485,827	$1,300,761	$451,663,857	$—

Beginning units	31,349	47,671	51,751	9,348,489	3,874,325
Units issued	15,113	19,645	43,879	6,459,504	1,230,500
Units redeemed	(17,668)	(22,306)	(27,019)	(5,276,076)	(5,104,825)
Ending units	28,794	45,010	68,611	10,531,917	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,129,357)	$1,506	$(11,190)	$(6,099)	$(386,051)
Capital gains distributions received	—	—	52,983	19,942	—
Net realized gain (loss) on shares redeemed	819,798	(34,224)	49,185	45,748	1,725,768
Net change in unrealized appreciation (depreciation) on investments	759,053	29,818	148,684	111,512	(761,656)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	449,494	(2,900)	239,662	171,103	578,061

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	(15,207)	—	—	—
Surrenders, withdrawals and death benefits	(11,764,115)	(14,127)	(88,552)	(123,364)	(3,132,926)
Net transfers between other subaccounts
or fixed rate option	40,504,327	2,355	(62,909)	(52,117)	(1,957,909)
Miscellaneous transactions	1,694	(1)	69	—	(98)
Other charges	(25,239)	(322)	(1,771)	(612)	(22,371)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,716,667	(27,302)	(153,163)	(176,093)	(5,113,304)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,166,161	(30,202)	86,499	(4,990)	(4,535,243)

NET ASSETS
Beginning of period	35,106,708	155,650	666,156	421,677	20,774,013
End of period	$64,272,869	$125,448	$752,655	$416,687	$16,238,770

Beginning units	2,778,380	8,706	123,972	15,549	1,784,535
Units issued	4,120,590	161	187	386	1,400,102
Units redeemed	(1,886,726)	(2,116)	(24,983)	(6,058)	(1,874,177)
Ending units	5,012,244	6,751	99,176	9,877	1,310,460

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(12,069,845)	$(25,452,682)	$(10,414)	$(4,841,167)	$(119,843)
Capital gains distributions received	—	—	75,495	—	—
Net realized gain (loss) on shares redeemed	83,834,786	121,398,522	101,629	17,725,168	431,306
Net change in unrealized appreciation (depreciation) on investments	45,354,629	(76,456,249)	31,039	6,213,125	(2,060)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	117,119,570	19,489,591	197,749	19,097,126	309,403

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	86,923,296	23,738,883	—	24,688,678	—
Annuity payments	(12,006)	(2,519,958)	—	(56,317)	—
Surrenders, withdrawals and death benefits	(178,599,177)	(111,794,838)	(411,164)	(37,590,122)	(631,731)
Net transfers between other subaccounts
or fixed rate option	(31,171,841)	(4,197,557)	2,071	84,319,185	(1,101,605)
Miscellaneous transactions	(9,814)	25,959	(109)	50	(117)
Other charges	(4,016,726)	(19,024,693)	(1,689)	(3,588,551)	(4,952)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(126,886,268)	(113,772,204)	(410,891)	67,772,923	(1,738,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,766,698)	(94,282,613)	(213,142)	86,870,049	(1,429,002)

NET ASSETS
Beginning of period	1,259,103,617	1,941,764,419	1,327,499	361,679,280	5,938,992
End of period	$1,249,336,919	$1,847,481,806	$1,114,357	$448,549,329	$4,509,990

Beginning units	80,749,045	142,439,369	52,364	30,278,075	573,165
Units issued	11,261,476	72,553,280	1,380	22,467,775	582,509
Units redeemed	(16,908,983)	(84,013,866)	(16,922)	(16,762,152)	(741,042)
Ending units	75,101,538	130,978,783	36,822	35,983,698	414,632
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	8/14/2020**

OPERATIONS
Net investment income (loss)	$(10,391,899)	$(72,717)	$(2,494,133)	$(95,802)	$(155,184)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	20,268,742	106,516	3,234,407	629,329	1,887,847
Net change in unrealized appreciation (depreciation) on investments	44,850,776	494,586	2,590,383	(215,599)	(2,356,960)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	54,727,619	528,385	3,330,657	317,928	(624,297)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,373,509	875,860	7,960,486	—	1,569,799
Annuity payments	(12,708)	—	—	—	—
Surrenders, withdrawals and death benefits	(37,238,961)	(523,289)	(10,947,239)	(1,327,352)	(833,658)
Net transfers between other subaccounts
or fixed rate option	81,064,322	916,291	24,606,761	(2,192,381)	(31,179,090)
Miscellaneous transactions	41,090	(90)	(1,916)	(2)	2,388
Other charges	(9,469,446)	(32,949)	(1,651,768)	(2,519)	(72,813)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	98,757,806	1,235,823	19,966,324	(3,522,254)	(30,513,374)

TOTAL INCREASE (DECREASE) IN NET ASSETS	153,485,425	1,764,208	23,296,981	(3,204,326)	(31,137,671)

NET ASSETS
Beginning of period	748,646,648	8,185,051	205,539,794	4,632,739	31,137,671
End of period	$902,132,073	$9,949,259	$228,836,775	$1,428,413	$—

Beginning units	48,939,188	713,567	10,037,461	460,011	2,678,827
Units issued	44,112,092	288,506	6,946,968	1,126,155	285,635
Units redeemed	(38,652,394)	(177,053)	(5,889,648)	(1,454,473)	(2,964,462)
Ending units	54,398,886	825,020	11,094,781	131,693	—

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	8/14/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,112,259)	$(291,031,380)	$(111,117)	$(215,991)	$(169,967)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,767,544	100,788,814	4,607,475	931,561	1,484,262
Net change in unrealized appreciation (depreciation) on investments	(4,850,236)	1,736,183,433	(4,605,083)	3,473,415	(428,241)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,805,049	1,545,940,867	(108,725)	4,188,985	886,054

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,641,683	1,222,114,826	1,018,281	2,503,877	—
Annuity payments	(25,484)	(6,047,077)	—	—	—
Surrenders, withdrawals and death benefits	(10,423,261)	(866,849,555)	(588,193)	(2,247,574)	(1,379,740)
Net transfers between other subaccounts
or fixed rate option	8,349,218	7,228,755	(22,937,943)	20,162,211	(5,704,237)
Miscellaneous transactions	(5,689)	170,342	(238)	(5,534)	(1,643)
Other charges	(1,346,955)	(1,571,703)	(54,796)	(109,494)	(3,283)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,189,512	355,045,588	(22,562,889)	20,303,486	(7,088,903)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,994,561	1,900,986,455	(22,671,614)	24,492,471	(6,202,849)

NET ASSETS
Beginning of period	174,580,298	14,186,157,125	22,671,614	18,744,121	9,011,336
End of period	$179,574,859	$16,087,143,580	$—	$43,236,592	$2,808,487

Beginning units	8,907,359	1,169,849,264	1,243,527	989,205	775,633
Units issued	6,266,661	57,099,759	153,269	1,554,471	1,622,529
Units redeemed	(6,166,867)	(26,571,792)	(1,396,796)	(368,951)	(2,177,742)
Ending units	9,007,153	1,200,377,231	—	2,174,725	220,420

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	4/24/2020**	12/31/2020	12/31/2020	4/24/2020**

OPERATIONS
Net investment income (loss)	$(34,109,688)	$(73,929)	$(691,511)	$(556,075)	$(36,102)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(44,268,961)	2,182,923	2,087,205	1,497,190	(491,429)
Net change in unrealized appreciation (depreciation) on investments	262,920,743	(6,737,459)	22,220,998	9,323,484	(989,150)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	184,542,094	(4,628,465)	23,616,692	10,264,599	(1,516,681)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	198,470,044	2,279,041	8,005,833	7,085,173	792,518
Annuity payments	(71,363)	—	—	—	—
Surrenders, withdrawals and death benefits	(57,971,001)	(680,054)	(3,699,577)	(4,353,777)	(261,041)
Net transfers between other subaccounts
or fixed rate option	83,488,901	(35,406,868)	31,292,318	15,993,731	(18,490,905)
Miscellaneous transactions	1,608	1,432	3,181	6,388	(6,614)
Other charges	(33,772,820)	(69,315)	(615,745)	(522,635)	(35,055)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	190,145,369	(33,875,764)	34,986,010	18,208,880	(18,001,097)

TOTAL INCREASE (DECREASE) IN NET ASSETS	374,687,463	(38,504,229)	58,602,702	28,473,479	(19,517,778)

NET ASSETS
Beginning of period	2,705,785,927	38,504,229	84,134,709	79,837,458	19,517,778
End of period	$3,080,473,390	$—	$142,737,411	$108,310,937	$—

Beginning units	185,523,738	2,947,691	5,889,529	5,864,132	1,931,111
Units issued	168,557,103	326,663	3,987,963	2,517,210	146,983
Units redeemed	(165,740,156)	(3,274,354)	(900,140)	(840,926)	(2,078,094)
Ending units	188,340,685	—	8,977,352	7,540,416	—

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	4/24/2020**	4/24/2020**	8/14/2020**	8/14/2020**	11/13/2020**

OPERATIONS
Net investment income (loss)	$(68,610)	$(73,478)	$(8,903)	$(25,188)	$(51,442)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	528,767	2,787,479	440,506	1,391,430	532,174
Net change in unrealized appreciation (depreciation) on investments	(8,353,309)	(3,394,607)	128,745	(1,610,915)	(290,426)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,893,152)	(680,606)	560,348	(244,673)	190,306

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,558	35,600	41,423	408,012	1,785,807
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(329,218)	(478,836)	(40,428)	(536,877)	(373,294)
Net transfers between other subaccounts
or fixed rate option	(33,025,879)	(36,601,979)	(2,776,835)	(7,299,343)	(10,434,399)
Miscellaneous transactions	(11)	(21)	22	(3,271)	4,332
Other charges	(68,257)	(71,839)	(8,860)	(24,310)	(47,762)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(33,413,807)	(37,117,075)	(2,784,678)	(7,455,789)	(9,065,316)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,306,959)	(37,797,681)	(2,224,330)	(7,700,462)	(8,875,010)

NET ASSETS
Beginning of period	41,306,959	37,797,681	2,224,330	7,700,462	8,875,010
End of period	$—	$—	$—	$—	$—

Beginning units	2,924,978	3,408,064	243,068	570,632	902,407
Units issued	38,606	30,017	13,972	62,772	433,801
Units redeemed	(2,963,584)	(3,438,081)	(257,040)	(633,404)	(1,336,208)
Ending units	—	—	—	—	—

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	11/13/2020**	11/13/2020**	12/31/2020

OPERATIONS
Net investment income (loss)	$(5,782,362)	$(429,082)	$(30,174)	$(19,798)	$(301,390)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(17,685,028)	4,340,193	518,759	459,760	91,625
Net change in unrealized appreciation (depreciation) on investments	24,384,060	(1,471,608)	(326,968)	(180,052)	1,800,035
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	916,670	2,439,503	161,617	259,910	1,590,270

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,123,002	—	1,066,316	1,286,530	1,868,229
Annuity payments	(46,198)	—	—	—	—
Surrenders, withdrawals and death benefits	(9,305,820)	(4,455,934)	(176,254)	(85,330)	(1,819,289)
Net transfers between other subaccounts
or fixed rate option	7,056,398	(28,026,529)	(6,316,657)	(4,002,683)	195,173,993
Miscellaneous transactions	59,288	(399)	(274)	217	(691)
Other charges	(5,974,180)	(7,487)	(28,732)	(17,680)	(234,183)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,912,490	(32,490,349)	(5,455,601)	(2,818,946)	194,988,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,829,160	(30,050,846)	(5,293,984)	(2,559,036)	196,578,329

NET ASSETS
Beginning of period	501,323,889	39,139,788	5,293,984	2,559,036	3,343,792
End of period	$513,153,049	$9,088,942	$—	$—	$199,922,121

Beginning units	39,352,456	3,763,466	472,669	229,093	294,708
Units issued	35,037,728	1,738,890	209,816	277,091	18,590,525
Units redeemed	(35,902,951)	(4,690,901)	(682,485)	(506,184)	(364,528)
Ending units	38,487,233	811,455	—	—	18,520,705

** Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	8/14/2020**	12/31/2020	4/24/2020**	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(18,018)	$(48,873)	$(17,552)	$422,376	$544,861
Capital gains distributions received	—	—	—	3,603,840	—
Net realized gain (loss) on shares redeemed	778,093	(77,812)	512,093	243,826	(59,968)
Net change in unrealized appreciation (depreciation) on investments	(580,052)	689,053	(320,509)	6,432,217	445,009
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	180,023	562,368	174,032	10,702,259	929,902

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	148,273	1,239,320	441	6,818,813	2,635,882
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(567,112)	(364,236)	(56,781)	(2,602,115)	(1,518,078)
Net transfers between other subaccounts
or fixed rate option	(4,912,405)	(130,040)	(9,410,791)	(758,892)	(574,613)
Miscellaneous transactions	23	147	60	(12,070)	(17,901)
Other charges	(16,506)	(44,911)	(16,687)	(290,665)	(116,977)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,347,727)	700,280	(9,483,758)	3,155,071	408,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,167,704)	1,262,648	(9,309,726)	13,857,330	1,338,215

NET ASSETS
Beginning of period	5,167,704	8,847,390	9,309,726	51,164,311	19,836,538
End of period	$—	$10,110,038	$—	$65,021,641	$21,174,753

Beginning units	437,993	779,029	934,491	4,130,433	1,594,168
Units issued	26,128	206,499	8,640	880,204	356,394
Units redeemed	(464,121)	(137,435)	(943,131)	(551,368)	(293,025)
Ending units	—	848,093	—	4,459,269	1,657,537

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(286,037)	$(3,866)	$(28,881)	$(61,046)	$(12,405,304)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,668,736	151,518	1,337,572	1,306,738	(41,222,916)
Net change in unrealized appreciation (depreciation) on investments	(2,235,742)	397,556	(744,323)	(15,488)	207,453,953
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,146,957	545,208	564,368	1,230,204	153,825,733

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	37,120	—	—	149,220,241
Annuity payments	—	(36,550)	—	—	—
Surrenders, withdrawals and death benefits	(2,242,996)	(659,205)	(285,397)	(751,806)	(12,945,911)
Net transfers between other subaccounts
or fixed rate option	(22,157,526)	310,949	(9,606,395)	(19,181,564)	47,950,689
Miscellaneous transactions	(909)	(182)	(62)	33	35,857
Other charges	(6,686)	(20,427)	(997)	(255)	(12,987,376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,408,117)	(368,295)	(9,892,851)	(19,933,592)	171,273,500

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,261,160)	176,913	(9,328,483)	(18,703,388)	325,099,233

NET ASSETS
Beginning of period	34,236,610	5,936,983	9,328,972	18,740,957	902,733,300
End of period	$11,975,450	$6,113,896	$489	$37,569	$1,227,832,533

Beginning units	3,296,447	450,706	886,651	1,765,543	78,974,701
Units issued	1,770,637	58,341	134,893	91,574	68,184,789
Units redeemed	(4,017,589)	(90,742)	(1,021,503)	(1,853,962)	(57,964,718)
Ending units	1,049,495	418,305	41	3,155	89,194,772

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1,495,295)	$(2,796,143)	$(2,031,924)	$(14,589)	$(12,034)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6,966,340	(15,521,590)	(7,854,637)	(2,043)	(2,189)
Net change in unrealized appreciation (depreciation) on investments	2,296,752	47,550,559	30,588,401	96,893	83,703
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,767,797	29,232,826	20,701,840	80,261	69,480

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	68,298,793	52,019,532	3,069,051	2,622,006
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(13,804,641)	(1,505,941)	(2,560,633)	(36,338)	(24,599)
Net transfers between other subaccounts
or fixed rate option	39,112,739	13,981,118	10,971,226	(7,957)	628
Miscellaneous transactions	(23,408)	(5,491)	2,707	(226)	(201)
Other charges	(45,039)	(2,676,464)	(2,152,828)	(13)	(13)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,239,651	78,092,015	58,280,004	3,024,517	2,597,821

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,007,448	107,324,841	78,981,844	3,104,778	2,667,301

NET ASSETS
Beginning of period	10,321,213	172,193,950	128,248,860	279,446	279,683
End of period	$43,328,661	$279,518,791	$207,230,704	$3,384,224	$2,946,984

Beginning units	920,350	14,124,356	10,889,077	27,773	27,742
Units issued	14,357,715	19,078,764	12,273,843	314,722	267,137
Units redeemed	(11,843,050)	(13,565,752)	(7,767,819)	(27,493)	(20,831)
Ending units	3,435,015	19,637,368	15,395,101	315,002	274,048
The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio	AST Bond Portfolio 2031
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/2/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(12,757)	$(27,625)	$(12,914)	$(83,154)	$(536,377)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(380)	2,291	(2,624)	(464,972)	184,447
Net change in unrealized appreciation (depreciation) on investments	97,227	205,497	84,999	2,081,056	(612,182)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	84,090	180,163	69,461	1,532,930	(964,112)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,049,019	5,183,482	3,518,323	5,543,074	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(26,918)	(60,212)	(27,405)	(8,954)	(5,661,020)
Net transfers between other subaccounts
or fixed rate option	(6,690)	280,708	8,982	1,511,442	65,545,955
Miscellaneous transactions	(763)	(525)	(351)	1,068	(429)
Other charges	(20)	(92)	(13)	(69,418)	(1,704)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,014,628	5,403,361	3,499,536	6,977,212	59,882,802

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,098,718	5,583,524	3,568,997	8,510,142	58,918,690

NET ASSETS
Beginning of period	262,315	644,313	279,388	1,099,409	—
End of period	$4,361,033	$6,227,837	$3,848,385	$9,609,551	$58,918,690

Beginning units	26,072	63,601	27,768	106,726	—
Units issued	414,393	586,011	343,373	1,015,604	8,043,713
Units redeemed	(34,517)	(71,448)	(20,983)	(297,830)	(2,731,836)
Ending units	405,948	578,164	350,158	824,500	5,311,877

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	Fidelity® VIP Growth Portfolio (Initial Class)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	MFS® New Discovery Series (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$—	$(55)	$(41)	$828	$(2)
Capital gains distributions received	1	389	314	4	—
Net realized gain (loss) on shares redeemed	—	61	(2)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	219	6,648	1,142	(153)	376
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	220	7,043	1,413	678	374

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	102,097	25,663	40,247	4,200
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(14)	(77)	(64)	(47)	(4)
Net transfers between other subaccounts
or fixed rate option	10,808	(918)	—	9,847	2,500
Miscellaneous transactions	43	319	—	—	52
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,837	101,421	25,599	50,047	6,748

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,057	108,464	27,012	50,725	7,122

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$11,057	$108,464	$27,012	$50,725	$7,122

Beginning units	—	—	—	—	—
Units issued	913	7,167	2,042	4,776	512
Units redeemed	(1)	(75)	(5)	(5)	(0) (1)
Ending units	912	7,092	2,037	4,771	512

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Total Return Series (Initial Class)	MFS® Total Return Bond Series (Initial Class)	Vanguard Equity Index Portfolio	Vanguard Global Bond Index	Vanguard Mid-Cap Index Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(138)	$(18)	$(68)	$—	$(3)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	2	8	—	—
Net change in unrealized appreciation (depreciation) on investments	11,576	793	3,398	4	124
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,444	777	3,338	4	121

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	851,883	—	48,318	2,951	14,637
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(348)	(107)	(74)	(1)	(7)
Net transfers between other subaccounts
or fixed rate option	72,287	56,525	11	—	—
Miscellaneous transactions	—	—	146	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	923,822	56,418	48,401	2,950	14,630

TOTAL INCREASE (DECREASE) IN NET ASSETS	935,266	57,195	51,739	2,954	14,751

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$935,266	$57,195	$51,739	$2,954	$14,751

Beginning units	—	—	—	—	—
Units issued	86,962	5,440	4,573	286	1,300
Units redeemed	(33)	(11)	(7)	(0) (1)	(1)
Ending units	86,929	5,429	4,566	286	1,299

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.
The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Real Estate Index Portfolio	Vanguard Total Bond Market Index Portfolio	Vanguard Total International Stock Index Portfolio	Vanguard Total Stock Market Index Portfolio	Vanguard Balanced Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(23)	$(6)	$(48)	$(534)	$(71)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	—	2	20,081	3
Net change in unrealized appreciation (depreciation) on investments	340	76	3,087	9,773	1,876
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	317	70	3,041	29,320	1,808

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,352	21,644	—	171,317	60,000
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1)	(6)	(14)	(4)	(69)
Net transfers between other subaccounts
or fixed rate option	—	4,103	68,339	(69,071)	74
Miscellaneous transactions	(7)	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,344	25,741	68,325	102,242	60,005

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,661	25,811	71,366	131,562	61,813

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$28,661	$25,811	$71,366	$131,562	$61,813

Beginning units	—	—	—	—	—
Units issued	3,326	2,479	6,341	23,851	5,768
Units redeemed	(73)	(1)	(1)	(12,465)	(7)
Ending units	3,253	2,478	6,340	11,386	5,761

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Vanguard Conservative Allocation Portfolio	Vanguard Growth Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Moderate Allocation Portfolio	Vanguard Short-Term Investment Grade Portfolio
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(123)	$(24)	$(3)	$(59)	$(22)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5	4	—	10	—
Net change in unrealized appreciation (depreciation) on investments	3,942	1,562	52	2,381	147
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,824	1,542	49	2,332	125

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	71,537	9,442	6,000	49,500	22,306
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(35)	(21)	(6)	(58)	(15)
Net transfers between other subaccounts
or fixed rate option	20	320	—	(263)	8,375
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	71,522	9,741	5,994	49,179	30,666

TOTAL INCREASE (DECREASE) IN NET ASSETS	75,346	11,283	6,043	51,511	30,791

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$75,346	$11,283	$6,043	$51,511	$30,791

Beginning units	—	—	—	—	—
Units issued	6,936	864	584	4,677	2,975
Units redeemed	(3)	(2)	(1)	(30)	(1)
Ending units	6,933	862	583	4,647	2,974

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 1)	American Funds IS Blue Chip Income and Growth Fund (Class 1)	American Funds IS Bond Fund (Class 1)	American Funds IS Growth Fund (Class 1)	American Funds IS Growth-Income Fund (Class 1)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$3,474	$1,027	$581	$370	$50
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	6	(11)	(1)	134	—
Net change in unrealized appreciation (depreciation) on investments	3,105	134	(101)	17,911	499
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,585	1,150	479	18,415	549

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	140,625	79,151	30,906	304,680	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(358)	—	(107)	(53)	(27)
Net transfers between other subaccounts
or fixed rate option	138,813	—	11,857	11,614	24,113
Miscellaneous transactions	46	(8)	—	60	73
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	279,126	79,143	42,656	316,301	24,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	285,711	80,293	43,135	334,716	24,708

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$285,711	$80,293	$43,135	$334,716	$24,708

Beginning units	—	—	—	—	—
Units issued	26,125	7,610	4,061	24,617	2,244
Units redeemed	(33)	(121)	(10)	(474)	(3)
Ending units	26,092	7,489	4,051	24,143	2,241

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	BlackRock Basic Value V.I. Fund (Class I)	BlackRock Capital Appreciation V.I. Fund (Class I)	BlackRock Equity Dividend V.I. Fund (Class I)	BlackRock Global Allocation V.I. Fund (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$277	$6,184	$(9)	$1,155	$207
Capital gains distributions received	—	3,191	629	8,781	790
Net realized gain (loss) on shares redeemed	—	24	(1)	19	1
Net change in unrealized appreciation (depreciation) on investments	(178)	12,007	(208)	9,309	589
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	99	21,406	411	19,264	1,587

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,500	—	42,880	—	19,247
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(501)	(17)	(524)	(49)
Net transfers between other subaccounts
or fixed rate option	—	278,590	5,807	290,202	—
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,500	278,089	48,670	289,678	19,198

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,599	299,495	49,081	308,942	20,785

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$21,599	$299,495	$49,081	$308,942	$20,785

Beginning units	—	—	—	—	—
Units issued	2,005	28,751	3,789	29,773	1,764
Units redeemed	—	(48)	(1)	(51)	(5)
Ending units	2,005	28,703	3,788	29,722	1,759

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	DFA VA Global Bond Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Fidelity® VIP Balanced Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(15)	$39	$291	$66	$1,203
Capital gains distributions received	—	—	—	—	15
Net realized gain (loss) on shares redeemed	—	—	—	627	11
Net change in unrealized appreciation (depreciation) on investments	23	(51)	(325)	13	5,330
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8	(12)	(34)	706	6,559

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	15,000	7,947	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(95)	(39)	(14)	(6)	(225)
Net transfers between other subaccounts
or fixed rate option	23,950	17,420	—	(3,769)	113,052
Miscellaneous transactions	—	—	—	—	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	23,855	17,381	14,986	4,172	112,827

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,863	17,369	14,952	4,878	119,386

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$23,863	$17,369	$14,952	$4,878	$119,386

Beginning units	—	—	—	—	—
Units issued	2,388	1,748	1,502	834	10,182
Units redeemed	(9)	(4)	(1)	(381)	(19)
Ending units	2,379	1,744	1,501	453	10,163

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	Fidelity® VIP Emerging Markets Portfolio (Initial Class)	Fidelity® VIP Financial Services Portfolio (Initial Class)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(49)	$1,213	$—	$(48)	$426
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	5,398	1,508	—	4,139	(1)
Net change in unrealized appreciation (depreciation) on investments	—	37,554	202	—	(226)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,349	40,275	202	4,091	199

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,083	—	6,886	22,717	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(1,247)	(2)	—	(43)
Net transfers between other subaccounts
or fixed rate option	(28,324)	278,590	—	(28,547)	10,886
Miscellaneous transactions	892	(719)	—	1,739	—
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,349)	276,624	6,884	(4,091)	10,843

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	316,899	7,086	—	11,042

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$—	$316,899	$7,086	$—	$11,042

Beginning units	—	—	—	—	—
Units issued	2,363	29,193	534	3,129	1,086
Units redeemed	(2,363)	(2,777)	(0) (1)	(3,129)	(4)
Ending units	—	26,416	534	—	1,082

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Health Care Portfolio (Initial Class)	Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	Fidelity® VIP Mid Cap Portfolio (Initial Class)	Fidelity® VIP Strategic Income Portfolio (Initial Class)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(1)	$1	$40	$1,098	$471
Capital gains distributions received	—	—	—	—	128
Net realized gain (loss) on shares redeemed	—	—	8	2,631	279
Net change in unrealized appreciation (depreciation) on investments	(18)	114	3,026	27,719	(209)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(19)	115	3,074	31,448	669

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	22,209	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	(8)	(79)	(1,973)	(241)
Net transfers between other subaccounts
or fixed rate option	5,000	3,485	6,131	281,088	14,989
Miscellaneous transactions	55	—	—	(1,094)	(79)
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,055	3,477	28,261	278,021	14,669

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,036	3,592	31,335	309,469	15,338

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$5,036	$3,592	$31,335	$309,469	$15,338

Beginning units	—	—	—	—	—
Units issued	431	334	2,656	32,324	3,780
Units redeemed	—	(1)	(7)	(5,562)	(2,322)
Ending units	431	333	2,649	26,762	1,458

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Technology Portfolio (Initial Class)	Fidelity® VIP Utilities Portfolio (Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)	ClearBridge Variable Small Cap Growth Portfolio (Class I)	Western Asset Core Plus VIT Portfolio (Class I)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(104)	$(45)	$7	$(104)	$2,192
Capital gains distributions received	17	—	—	18,353	—
Net realized gain (loss) on shares redeemed	14,586	3,041	29	25	2
Net change in unrealized appreciation (depreciation) on investments	557	—	1,003	12,927	(365)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,056	2,996	1,039	31,201	1,829

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	51,459	22,197	4,721	—	79,150
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(12)	—	(10)	(531)	(208)
Net transfers between other subaccounts
or fixed rate option	(53,449)	(25,439)	(191)	284,397	52,255
Miscellaneous transactions	(1,645)	246	—	—	(1)
Other charges	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,647)	(2,996)	4,520	283,866	131,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,409	—	5,559	315,067	133,025

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$11,409	$—	$5,559	$315,067	$133,025

Beginning units	—	—	—	—	—
Units issued	5,129	2,756	517	23,144	12,600
Units redeemed	(4,368)	(2,756)	(19)	(39)	(67)
Ending units	761	—	498	23,105	12,533

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A83

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Western Asset Variable Global High Yield Bond Portfolio (Class I)	MFS® Mid Cap Growth Series (Initial Class)	MFS® International Intrinsic Value Portfolio (Initial Class)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	MFS® International Growth Portfolio (Service Shares)
	2/24/2020*	2/24/2020*	2/24/2020*	2/24/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$230	$(16)	$(52)	$(1)	$1,659
Capital gains distributions received	—	—	—	—	3,036
Net realized gain (loss) on shares redeemed	—	14	6	—	3,132
Net change in unrealized appreciation (depreciation) on investments	85	2,195	3,110	41	70,047
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	315	2,193	3,064	40	77,874

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,781	10,550	60,871	—	448,369
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(18)	(30)	(87)	—	(19,562)
Net transfers between other subaccounts
or fixed rate option	175	2,328	281	4,999	280,640
Miscellaneous transactions	—	41	—	47	534
Other charges	—	—	—	—	(1,022)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,938	12,889	61,065	5,046	708,959

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,253	15,082	64,129	5,086	786,833

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$9,253	$15,082	$64,129	$5,086	$786,833

Beginning units	—	—	—	—	—
Units issued	880	1,202	5,392	432	61,953
Units redeemed	(2)	(18)	(8)	—	(3,554)
Ending units	878	1,184	5,384	432	58,399

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A84

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	MFS® Technology Portfolio (Service Shares)	MFS® Investors Trust Series (Service Shares)	MFS® Mid Cap Growth Series (Service Shares)	MFS® New Discovery Series (Service Shares)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(428)	$(13,137)	$58	$(5,855)	$(2,211)
Capital gains distributions received	9,225	—	3,126	120,242	73,082
Net realized gain (loss) on shares redeemed	(2,101)	24,883	(405)	4,368	(1,332)
Net change in unrealized appreciation (depreciation) on investments	33,347	843,573	18,383	392,510	213,720
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	40,043	855,319	21,162	511,265	283,259

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	156,587	2,599,043	117,222	1,171,801	353,026
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(42,042)	(60,062)	(37,032)	(52,730)	(46,533)
Net transfers between other subaccounts
or fixed rate option	196,732	4,181,217	48,506	1,792,833	860,449
Miscellaneous transactions	(122)	2,529	(182)	1,369	(81)
Other charges	(386)	(10,300)	(294)	(4,903)	(1,860)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	310,769	6,712,427	128,220	2,908,370	1,165,001

TOTAL INCREASE (DECREASE) IN NET ASSETS	350,812	7,567,746	149,382	3,419,635	1,448,260

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$350,812	$7,567,746	$149,382	$3,419,635	$1,448,260

Beginning units	—	—	—	—	—
Units issued	30,392	555,161	16,542	239,669	96,938
Units redeemed	(4,483)	(37,297)	(5,067)	(8,376)	(10,384)
Ending units	25,909	517,864	11,475	231,293	86,554

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A85

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	MFS® Research Series (Service Shares)	MFS® Total Return Bond Series (Service Shares)	MFS® Total Return Series (Service Shares)	MFS® Utilities Series (Service Shares)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
	4/27/2020*	4/27/2020*	4/27/2020*	4/27/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$28	$112,845	$26,908	$11,833	$(1,241)
Capital gains distributions received	2,985	—	44,206	18,164	503
Net realized gain (loss) on shares redeemed	(547)	4,866	175	9,531	1,900
Net change in unrealized appreciation (depreciation) on investments	14,647	62,090	256,914	147,601	66,212
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,113	179,801	328,203	187,129	67,374

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	179,597	2,447,739	1,886,828	672,423	391,781
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(10,337)	(93,776)	(49,455)	(51,098)	(4,184)
Net transfers between other subaccounts
or fixed rate option	73,150	4,446,518	1,634,885	946,135	951,140
Miscellaneous transactions	(2)	(670)	318	(130)	483
Other charges	(137)	(11,470)	(4,384)	(2,736)	(808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	242,271	6,788,341	3,468,192	1,564,594	1,338,412

TOTAL INCREASE (DECREASE) IN NET ASSETS	259,384	6,968,142	3,796,395	1,751,723	1,405,786

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$259,384	$6,968,142	$3,796,395	$1,751,723	$1,405,786

Beginning units	—	—	—	—	—
Units issued	20,905	711,000	322,966	167,466	146,295
Units redeemed	(912)	(61,908)	(6,561)	(23,337)	(18,345)
Ending units	19,993	649,092	316,405	144,129	127,950

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A86

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Asset Allocation Fund (Class 4)	American Funds IS Blue Chip Income and Growth Fund (Class 4)	American Funds IS Bond Fund (Class 4)	American Funds IS Global Growth and Income Fund (Class 4)	American Funds IS Global Small Capitalization Fund (Class 4)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$30,800	$8,703	$12,327	$2,900	$(221)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	823	784	(8)	105	62
Net change in unrealized appreciation (depreciation) on investments	237,392	55,591	1,202	64,711	35,261
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	269,015	65,078	13,521	67,716	35,102

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,468,883	450,677	346,243	276,686	75,934
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(14,716)	(24,708)	(4,662)	(277)	(4,039)
Net transfers between other subaccounts
or fixed rate option	1,757,396	448,844	598,623	306,122	183,603
Miscellaneous transactions	474	274	24	(176)	—
Other charges	(2,254)	(498)	(705)	(509)	(124)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,209,783	874,589	939,523	581,846	255,374

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,478,798	939,667	953,044	649,562	290,476

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$4,478,798	$939,667	$953,044	$649,562	$290,476

Beginning units	—	—	—	—	—
Units issued	414,892	86,771	94,560	57,317	23,718
Units redeemed	(3,091)	(2,295)	(498)	(84)	(394)
Ending units	411,801	84,476	94,062	57,233	23,324

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A87

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 4)	American Funds IS Growth-Income Fund (Class 4)	American Funds IS International Fund (Class 4)	American Funds IS New World Fund® (Class 4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(2,093)	$5,443	$211	$(378)	$2,148
Capital gains distributions received	—	—	—	—	23,692
Net realized gain (loss) on shares redeemed	312	920	366	887	(1,323)
Net change in unrealized appreciation (depreciation) on investments	258,863	69,631	25,501	42,900	(2,478)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	257,082	75,994	26,078	43,409	22,039

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,141,918	541,142	128,076	210,952	158,381
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(6,422)	(7,488)	(1,488)	(12,946)	(4,688)
Net transfers between other subaccounts
or fixed rate option	856,513	444,981	71,340	466,584	206,436
Miscellaneous transactions	568	229	(17)	19	15
Other charges	(1,255)	(707)	(139)	(172)	(178)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,991,322	978,157	197,772	664,437	359,966

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,248,404	1,054,151	223,850	707,846	382,005

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$2,248,404	$1,054,151	$223,850	$707,846	$382,005

Beginning units	—	—	—	—	—
Units issued	191,641	99,336	20,022	62,688	36,659
Units redeemed	(8,002)	(4,050)	(1,353)	(3,342)	(2,644)
Ending units	183,639	95,286	18,669	59,346	34,015

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A88

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	BlackRock Advantage Large Cap Value V.I. Fund (Class III)	BlackRock Basic Value V.I. Fund (Class III)	BlackRock Capital Appreciation V.I. Fund (Class III)	BlackRock Equity Dividend V.I. Fund (Class III)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$3,093	$268	$(175)	$1,807	$(272)
Capital gains distributions received	—	172	16,311	14,645	12,263
Net realized gain (loss) on shares redeemed	(1,356)	—	52	632	146
Net change in unrealized appreciation (depreciation) on investments	15,541	213	(2,139)	30,933	7,280
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,278	653	14,049	48,017	19,417

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	84,431	14,589	90,811	391,378	242,641
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,780)	—	(1,872)	(3,682)	(5,807)
Net transfers between other subaccounts
or fixed rate option	178,615	6,982	103,003	193,222	61,692
Miscellaneous transactions	—	—	(2)	(79)	(97)
Other charges	(312)	(3)	(123)	(204)	(105)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	252,954	21,568	191,817	580,635	298,324

TOTAL INCREASE (DECREASE) IN NET ASSETS	270,232	22,221	205,866	628,652	317,741

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$270,232	$22,221	$205,866	$628,652	$317,741

Beginning units	—	—	—	—	—
Units issued	26,429	1,932	17,991	60,603	28,949
Units redeemed	(2,440)	(0) (1)	(244)	(4,809)	(1,086)
Ending units	23,989	1,932	17,747	55,794	27,863

*Date subaccount became available for investment.
(1) Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.
A89

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	Fidelity® VIP Balanced Portfolio (Service Class 2)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	Fidelity® VIP Health Care Portfolio (Service Class 2)
	8/17/2020*	8/17/2020*	8/17/2020*
	to	to	to
	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$19,738	$(2,840)	$5,067
Capital gains distributions received	328	24,754	20,651
Net realized gain (loss) on shares redeemed	3,292	954	265
Net change in unrealized appreciation (depreciation) on investments	169,935	313,676	58,011
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	193,293	336,544	83,994

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,444,230	529,382	526,904
Annuity payments	—	—	—
Surrenders, withdrawals and death benefits	(18,712)	(27,891)	(8,217)
Net transfers between other subaccounts
or fixed rate option	2,180,050	2,677,902	1,403,054
Miscellaneous transactions	571	374	(219)
Other charges	(2,584)	(2,145)	(944)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,603,555	3,177,622	1,920,578

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,796,848	3,514,166	2,004,572

NET ASSETS
Beginning of period	—	—	—
End of period	$3,796,848	$3,514,166	$2,004,572

Beginning units	—	—	—
Units issued	348,111	285,844	185,182
Units redeemed	(8,164)	(1,885)	(1,247)
Ending units	339,947	283,959	183,935

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A90

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Government Money Market Portfolio (Class I)	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$327,787	$(1,713,547)	$(2,278,436)	$(134,725)	$(160,893)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	3,512,354	12,192,262	572,791	897,285
Net change in unrealized appreciation (depreciation) on investments	—	9,231,227	27,337,371	1,175,935	1,059,091
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	327,787	11,030,034	37,251,197	1,614,001	1,795,483

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,044,013	276,689	240,685	29,146	9,138
Annuity payments	(1,199,894)	(1,921,204)	(1,373,177)	(250,492)	(125,532)
Surrenders, withdrawals and death benefits	(17,952,047)	(13,780,776)	(17,228,345)	(878,259)	(1,658,961)
Net transfers between other subaccounts
or fixed rate option	12,210,059	1,134,149	(1,893,622)	1,876	31,113
Miscellaneous transactions	(13,146)	(1,440)	1,736	(175)	(317)
Other charges	(94,981)	(28,138)	(126,801)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,005,996)	(14,320,720)	(20,379,524)	(1,097,904)	(1,744,559)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,678,209)	(3,290,686)	16,871,673	516,097	50,924

NET ASSETS
Beginning of period	77,266,902	123,735,475	145,112,485	9,282,816	11,290,466
End of period	$71,588,693	$120,444,789	$161,984,158	$9,798,913	$11,341,390

Beginning units	68,161,725	45,952,779	42,505,671	2,931,959	3,926,067
Units issued	15,494,228	706,839	234,196	16,091	12,915
Units redeemed	(21,010,051)	(5,770,817)	(5,400,322)	(329,966)	(563,970)
Ending units	62,645,902	40,888,801	37,339,545	2,618,084	3,375,012
The accompanying notes are an integral part of these financial statements.
A91

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,981,232)	$(1,879,956)	$(34,348)	$(4,186,480)	$(758,567)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,087,713	697,562	(155,697)	19,105,496	3,199,788
Net change in unrealized appreciation (depreciation) on investments	33,173,852	18,184,113	409,323	59,736,743	10,237,410
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	42,280,333	17,001,719	219,278	74,655,759	12,678,631

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	484,629	298,071	3,675	32,895,911	188,809
Annuity payments	(1,523,227)	(1,175,037)	(35,299)	(1,873,108)	(303,166)
Surrenders, withdrawals and death benefits	(21,328,965)	(14,194,793)	(287,220)	(29,435,779)	(4,749,512)
Net transfers between other subaccounts
or fixed rate option	(2,083,066)	(100,423)	6,667	3,475,561	(541,829)
Miscellaneous transactions	(2,201)	952	(27)	679	(29)
Other charges	(280,649)	(175,592)	—	(435,780)	(60,961)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,733,479)	(15,346,822)	(312,204)	4,627,484	(5,466,688)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,546,854	1,654,897	(92,926)	79,283,243	7,211,943

NET ASSETS
Beginning of period	184,022,407	121,952,647	2,427,673	255,596,924	46,310,425
End of period	$201,569,261	$123,607,544	$2,334,747	$334,880,167	$53,522,368

Beginning units	61,202,859	25,232,505	567,488	72,391,992	17,862,656
Units issued	495,525	330,727	8,993	5,202,227	251,804
Units redeemed	(7,787,945)	(3,204,657)	(76,494)	(10,701,128)	(2,124,483)
Ending units	53,910,439	22,358,575	499,987	66,893,091	15,989,977
The accompanying notes are an integral part of these financial statements.
A92

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,089,032)	$(774,795)	$159,610	$480,777	$(283,552)
Capital gains distributions received	—	—	703,235	3,217,037	6,989,396
Net realized gain (loss) on shares redeemed	28,900,530	3,885,545	159,877	1,335,530	1,873,590
Net change in unrealized appreciation (depreciation) on investments	50,987,314	7,894,375	2,828,399	6,723,102	6,076,927
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	75,798,812	11,005,125	3,851,121	11,756,446	14,656,361

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	702,748	6,091,522	9,202	88,750	184,314
Annuity payments	(2,278,696)	(309,019)	(43,508)	(636,210)	(278,147)
Surrenders, withdrawals and death benefits	(29,983,927)	(5,696,998)	(1,341,307)	(6,369,707)	(7,268,585)
Net transfers between other subaccounts
or fixed rate option	(5,706,506)	319,425	(175,880)	(764,063)	(877,217)
Miscellaneous transactions	(1,204)	3,136	(159)	(1,435)	(1,623)
Other charges	(231,256)	(50,982)	(2,831)	(10,593)	(15,904)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(37,498,841)	357,084	(1,554,483)	(7,693,258)	(8,257,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,299,971	11,362,209	2,296,638	4,063,188	6,399,199

NET ASSETS
Beginning of period	254,460,686	52,736,752	15,414,485	50,313,114	57,041,193
End of period	$292,760,657	$64,098,961	$17,711,123	$54,376,302	$63,440,392

Beginning units	62,605,657	9,177,373	9,118,315	14,039,703	21,230,039
Units issued	369,958	915,852	94,117	42,337	48,696
Units redeemed	(8,292,866)	(1,275,826)	(890,971)	(1,930,699)	(2,796,673)
Ending units	54,682,749	8,817,399	8,321,461	12,151,341	18,482,062
The accompanying notes are an integral part of these financial statements.
A93

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(489,526)	$234,167	$(102,381)	$(876,947)	$153,455
Capital gains distributions received	5,401,170	—	1,679,083	5,429,776	1,261,149
Net realized gain (loss) on shares redeemed	2,167,047	(412,289)	740,430	4,445,761	901,003
Net change in unrealized appreciation (depreciation) on investments	7,707,728	10,927,210	2,105,986	9,991,352	2,511,934
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,786,419	10,749,088	4,423,118	18,989,942	4,827,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	135,708	75,723	4,694	116,709	8,857
Annuity payments	(243,361)	(374,928)	(117,203)	(375,004)	(60,784)
Surrenders, withdrawals and death benefits	(6,580,031)	(4,842,582)	(2,205,809)	(5,727,892)	(1,823,145)
Net transfers between other subaccounts
or fixed rate option	(668,152)	(725,073)	(313,644)	(1,828,976)	(290,978)
Miscellaneous transactions	703	(138)	(507)	474	814
Other charges	(13,508)	(11,063)	(3,705)	(13,974)	(4,796)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(7,368,641)	(5,878,061)	(2,636,174)	(7,828,663)	(2,170,032)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,417,778	4,871,027	1,786,944	11,161,279	2,657,509

NET ASSETS
Beginning of period	46,477,711	45,259,103	15,159,064	54,733,225	19,900,714
End of period	$53,895,489	$50,130,130	$16,946,008	$65,894,504	$22,558,223

Beginning units	14,982,453	15,252,852	4,671,191	14,095,677	5,697,450
Units issued	107,434	36,100	102,572	209,386	114,699
Units redeemed	(2,186,306)	(1,876,933)	(789,466)	(1,866,715)	(655,294)
Ending units	12,903,581	13,412,019	3,984,297	12,438,348	5,156,855
The accompanying notes are an integral part of these financial statements.
A94

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(314,247)	$(542,997)	$29,135	$(122,925)	$(1,179,626)
Capital gains distributions received	3,158,978	—	1,037,352	1,160,446	—
Net realized gain (loss) on shares redeemed	(570,745)	3,433,511	(667,128)	463,249	4,955,728
Net change in unrealized appreciation (depreciation) on investments	3,408,943	6,352,118	5,035,258	932,591	10,116,223
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,682,929	9,242,632	5,434,617	2,433,361	13,892,325

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,652	50,112	1,470	8,615	47,216
Annuity payments	(52,582)	(139,801)	(176,230)	(8,646)	(340,743)
Surrenders, withdrawals and death benefits	(2,343,289)	(3,890,023)	(1,935,419)	(960,779)	(7,394,446)
Net transfers between other subaccounts
or fixed rate option	(750,767)	(934,536)	(771,029)	(216,095)	440,441
Miscellaneous transactions	(279)	(1,288)	(20)	(109)	(2,000)
Other charges	(5,068)	(7,491)	(4,300)	(1,175)	(186,831)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,136,333)	(4,923,027)	(2,885,528)	(1,178,189)	(7,436,363)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,546,596	4,319,605	2,549,089	1,255,172	6,455,962

NET ASSETS
Beginning of period	19,924,934	35,913,830	19,488,723	7,846,713	68,758,638
End of period	$22,471,530	$40,233,435	$22,037,812	$9,101,885	$75,214,600

Beginning units	6,615,514	11,616,147	10,765,125	5,260,091	24,057,355
Units issued	98,692	49,676	101,580	435,954	458,005
Units redeemed	(945,698)	(1,428,949)	(1,455,765)	(1,091,885)	(2,738,434)
Ending units	5,768,508	10,236,874	9,410,940	4,604,160	21,776,926
The accompanying notes are an integral part of these financial statements.
A95

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(127,678)	$(1,513,762)	$(447,333)	$(3,411,474)	$(22,208,664)
Capital gains distributions received	1,017,067	—	—	—	—
Net realized gain (loss) on shares redeemed	468,095	9,007,517	1,040,892	16,616,765	59,631,828
Net change in unrealized appreciation (depreciation) on investments	1,335,917	20,726,306	6,700,901	44,009,871	125,997,565
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,693,401	28,220,061	7,294,460	57,215,162	163,420,729

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,136	97,631	52,267	7,127,477	32,086,453
Annuity payments	(2,691)	(515,775)	(258,358)	(196,217)	(208,468)
Surrenders, withdrawals and death benefits	(1,087,506)	(9,212,941)	(2,918,769)	(17,490,942)	(102,539,311)
Net transfers between other subaccounts
or fixed rate option	(170,833)	(3,915,584)	(62,366)	7,017,455	90,897,256
Miscellaneous transactions	(15)	(1,291)	258	(4,189)	1,360
Other charges	(26,655)	(238,273)	(66,310)	(2,035,056)	(15,203,354)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,273,564)	(13,786,233)	(3,253,278)	(5,581,472)	5,033,936

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,419,837	14,433,828	4,041,182	51,633,690	168,454,665

NET ASSETS
Beginning of period	8,622,599	83,325,467	25,293,465	191,486,619	1,245,804,034
End of period	$10,042,436	$97,759,295	$29,334,647	$243,120,309	$1,414,258,699

Beginning units	4,362,142	27,121,457	15,123,747	10,466,355	95,362,639
Units issued	25,615	271,644	337,738	2,378,053	15,112,947
Units redeemed	(571,324)	(3,981,822)	(1,943,924)	(2,492,727)	(14,363,063)
Ending units	3,816,433	23,411,279	13,517,561	10,351,681	96,112,523
The accompanying notes are an integral part of these financial statements.
A96

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(7,331,150)	$(2,870,289)	$(2,721,351)	$(1,499,631)	$(1,809,129)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,761,014	9,560,625	15,233,269	5,035,480	4,781,865
Net change in unrealized appreciation (depreciation) on investments	72,894,655	19,511,911	38,821,001	11,245,725	17,956,205
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	74,324,519	26,202,247	51,332,919	14,781,574	20,928,941

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,161,859	13,827,746	4,340,665	1,069,443	2,388,627
Annuity payments	(390,760)	(89,064)	(269,444)	(120,252)	(113,095)
Surrenders, withdrawals and death benefits	(45,774,502)	(19,272,449)	(13,868,813)	(8,148,890)	(10,782,613)
Net transfers between other subaccounts
or fixed rate option	572,018,577	20,970,385	7,226,406	11,501,580	12,835,111
Miscellaneous transactions	(4,346)	1,123	7,747	348	12,243
Other charges	(4,803,846)	(1,543,744)	(1,655,739)	(879,706)	(1,034,827)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	532,206,982	13,893,997	(4,219,178)	3,422,523	3,305,446

TOTAL INCREASE (DECREASE) IN NET ASSETS	606,531,501	40,096,244	47,113,741	18,204,097	24,234,387

NET ASSETS
Beginning of period	119,810,625	183,295,846	146,257,718	83,510,458	101,851,723
End of period	$726,342,126	$223,392,090	$193,371,459	$101,714,555	$126,086,110

Beginning units	8,216,645	12,897,650	7,551,486	4,672,920	5,875,034
Units issued	39,581,597	4,163,733	1,843,381	1,237,009	1,741,047
Units redeemed	(7,233,452)	(3,173,846)	(1,943,145)	(1,077,066)	(1,578,903)
Ending units	40,564,790	13,887,537	7,451,722	4,832,863	6,037,178
The accompanying notes are an integral part of these financial statements.
A97

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(8,916,008)	$(5,335,128)	$(6,336,399)	$(2,920,898)	$(4,953,522)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	47,843,060	28,018,127	45,986,613	21,567,889	16,548,104
Net change in unrealized appreciation (depreciation) on investments	103,852,175	81,686,949	67,375,551	44,643,220	42,822,740
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	142,779,227	104,369,948	107,025,765	63,290,211	54,417,322

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,541,993	6,807,666	6,317,399	10,473,471	10,359,114
Annuity payments	(342,992)	(537,258)	(274,778)	(256,884)	(69,837)
Surrenders, withdrawals and death benefits	(50,314,345)	(36,192,078)	(36,590,176)	(16,623,816)	(25,524,124)
Net transfers between other subaccounts
or fixed rate option	12,182,144	16,107,461	4,655,184	9,960,135	33,281,328
Miscellaneous transactions	27,603	(2,512)	43,161	3,715	9,287
Other charges	(5,407,170)	(4,246,013)	(3,633,466)	(1,762,168)	(2,896,784)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(31,312,767)	(18,062,734)	(29,482,676)	1,794,453	15,158,984

TOTAL INCREASE (DECREASE) IN NET ASSETS	111,466,460	86,307,214	77,543,089	65,084,664	69,576,306

NET ASSETS
Beginning of period	503,319,469	371,821,543	365,723,843	176,702,614	275,011,841
End of period	$614,785,929	$458,128,757	$443,266,932	$241,787,278	$344,588,147

Beginning units	25,756,780	21,289,126	15,298,440	7,727,932	14,848,798
Units issued	4,933,287	3,252,877	2,704,286	2,480,191	4,255,495
Units redeemed	(6,132,168)	(4,061,735)	(3,652,098)	(2,243,900)	(3,418,205)
Ending units	24,557,899	20,480,268	14,350,628	7,964,223	15,686,088

The accompanying notes are an integral part of these financial statements.
A98

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,482,843)	$(3,614,472)	$(3,472,773)	$(169,194,039)	$(5,837,129)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,245,396	19,072,550	1,525,017	515,282,836	30,726,838
Net change in unrealized appreciation (depreciation) on investments	5,429,235	35,099,149	30,581,352	1,523,726,977	74,396,741
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,191,788	50,557,227	28,633,596	1,869,815,774	99,286,450

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,717,175	6,939,232	2,328,506	264,274,666	9,995,308
Annuity payments	(257,645)	(206,598)	(215,048)	(2,495,688)	(159,700)
Surrenders, withdrawals and death benefits	(25,245,979)	(21,178,655)	(17,333,276)	(795,467,334)	(33,042,341)
Net transfers between other subaccounts
or fixed rate option	39,611,855	7,684,883	45,027,453	307,652,833	6,018,937
Miscellaneous transactions	(229)	13,416	2,010	52,756	(1,073)
Other charges	(1,246,108)	(2,163,855)	(2,043,408)	(124,981,751)	(3,828,742)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,579,069	(8,911,577)	27,766,237	(350,964,518)	(21,017,611)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,770,857	41,645,650	56,399,833	1,518,851,256	78,268,839

NET ASSETS
Beginning of period	154,769,132	223,948,245	180,098,308	9,844,072,579	354,583,679
End of period	$181,539,989	$265,593,895	$236,498,141	$11,362,923,835	$432,852,518

Beginning units	15,417,587	9,827,602	20,118,870	650,404,771	20,366,307
Units issued	7,324,190	2,387,774	7,653,105	64,104,410	3,978,921
Units redeemed	(5,266,185)	(2,701,411)	(4,815,589)	(80,930,238)	(4,901,383)
Ending units	17,475,592	9,513,965	22,956,386	633,578,943	19,443,845
The accompanying notes are an integral part of these financial statements.
A99

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,480,875)	$(2,213,695)	$(23,498,644)	$(141,653,891)	$(44,754,001)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,774,458	1,311,902	50,348,425	526,340,217	100,032,450
Net change in unrealized appreciation (depreciation) on investments	41,181,483	1,258,940	222,996,289	1,220,847,192	284,426,088
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	47,475,066	357,147	249,846,070	1,605,533,518	339,704,537

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,045,743	4,759,322	48,920,703	271,432,658	27,253,992
Annuity payments	(177,620)	(96,609)	(485,990)	(2,223,023)	(1,360,420)
Surrenders, withdrawals and death benefits	(18,148,786)	(15,325,816)	(103,482,949)	(586,803,489)	(191,790,300)
Net transfers between other subaccounts
or fixed rate option	13,002,037	23,491,359	75,124,282	411,086,697	370,107,736
Miscellaneous transactions	3,579	(382)	10,438	67,726	(6,117)
Other charges	(2,057,614)	(1,711,046)	(17,495,683)	(94,654,578)	(26,939,499)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,332,661)	11,116,828	2,590,801	(1,094,009)	177,265,392

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,142,405	11,473,975	252,436,871	1,604,439,509	516,969,929

NET ASSETS
Beginning of period	184,019,710	167,384,713	1,310,262,711	7,745,029,185	2,281,768,895
End of period	$228,162,115	$178,858,688	$1,562,699,582	$9,349,468,694	$2,798,738,824

Beginning units	15,994,454	16,606,863	102,639,633	498,528,585	186,564,308
Units issued	4,178,332	3,973,534	11,672,524	77,163,676	47,843,687
Units redeemed	(4,376,903)	(2,959,255)	(11,268,374)	(73,477,059)	(34,689,377)
Ending units	15,795,883	17,621,142	103,043,783	502,215,202	199,718,618
The accompanying notes are an integral part of these financial statements.
A100

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(114,065,840)	$(67,957,288)	$(51,870,267)	$(198,598,615)	$(98,405,443)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	407,630,726	202,237,202	143,726,508	426,883,895	355,724,381
Net change in unrealized appreciation (depreciation) on investments	888,780,487	373,477,412	454,816,296	1,753,479,766	871,809,781
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,182,345,373	507,757,326	546,672,537	1,981,765,046	1,129,128,719

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	235,041,902	120,287,355	64,824,288	214,450,170	122,982,899
Annuity payments	(4,550,263)	(4,236,513)	(812,624)	(2,512,105)	(1,200,379)
Surrenders, withdrawals and death benefits	(534,484,388)	(439,144,640)	(240,811,553)	(892,871,161)	(471,745,943)
Net transfers between other subaccounts
or fixed rate option	196,585,979	284,025,448	140,196,997	990,686,650	138,084,890
Miscellaneous transactions	(16,971)	393	1,656	(5,164)	21,743
Other charges	(77,131,361)	(43,156,250)	(38,238,550)	(148,811,986)	(71,059,072)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(184,555,102)	(82,224,207)	(74,839,786)	160,936,404	(282,915,862)

TOTAL INCREASE (DECREASE) IN NET ASSETS	997,790,271	425,533,119	471,832,751	2,142,701,450	846,212,857

NET ASSETS
Beginning of period	6,701,811,750	3,901,018,323	2,980,411,166	11,139,503,571	5,670,024,918
End of period	$7,699,602,021	$4,326,551,442	$3,452,243,917	$13,282,205,021	$6,516,237,775

Beginning units	454,582,371	292,347,218	223,079,707	735,148,564	369,894,103
Units issued	50,961,223	44,495,151	25,364,367	126,837,899	34,138,602
Units redeemed	(59,935,128)	(49,118,304)	(29,136,031)	(114,113,417)	(48,391,749)
Ending units	445,608,466	287,724,065	219,308,043	747,873,046	355,640,956
The accompanying notes are an integral part of these financial statements.
A101

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(14,245,651)	$642,684	$(4,196,921)	$(23,968,850)	$(1,847,075)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	92,928,484	—	20,176,419	41,747,534	2,888,721
Net change in unrealized appreciation (depreciation) on investments	135,337,036	—	48,159,247	93,482,322	20,310,920
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	214,019,869	642,684	64,138,745	111,261,006	21,352,566

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,575,226	40,460,069	7,514,989	16,133,543	3,100,001
Annuity payments	(1,099,425)	(537,336)	(199,526)	(1,780,648)	(135,122)
Surrenders, withdrawals and death benefits	(82,040,549)	(949,867,930)	(21,886,057)	(148,047,831)	(9,539,624)
Net transfers between other subaccounts
or fixed rate option	49,168,060	923,007,055	21,066,300	182,127,280	11,775,018
Miscellaneous transactions	61,864	1,122	5,834	12,861	5,374
Other charges	(8,060,787)	(1,204,551)	(2,288,937)	(14,507,262)	(1,029,526)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(9,395,611)	11,858,429	4,212,603	33,937,943	4,176,121

TOTAL INCREASE (DECREASE) IN NET ASSETS	204,624,258	12,501,113	68,351,348	145,198,949	25,528,687

NET ASSETS
Beginning of period	806,817,394	218,732,261	223,149,485	1,411,076,520	112,783,217
End of period	$1,011,441,652	$231,233,374	$291,500,833	$1,556,275,469	$138,311,904

Beginning units	29,237,797	23,879,398	10,534,931	124,402,677	10,562,740
Units issued	6,697,000	46,215,829	2,743,605	29,372,598	2,635,849
Units redeemed	(6,602,864)	(44,953,814)	(2,510,068)	(26,942,581)	(2,353,937)
Ending units	29,331,933	25,141,413	10,768,468	126,832,694	10,844,652
The accompanying notes are an integral part of these financial statements.
A102

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST International Growth Portfolio	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Cohen & Steers Global Realty Portfolio	AST Emerging Markets Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(3,167,380)	$(42,551,075)	$(18,601,783)	$(1,075,475)	$(3,138,136)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,304,164	277,211,839	29,547,859	4,509,144	3,277,880
Net change in unrealized appreciation (depreciation) on investments	58,287,199	7,157,533	119,133,859	10,344,486	20,233,880
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	70,423,983	241,818,297	130,079,935	13,778,155	20,373,624

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,807,260	32,585	15,277,921	2,583,032	1,675,279
Annuity payments	(156,582)	(404,969)	(596,886)	(6,605)	(21,264)
Surrenders, withdrawals and death benefits	(20,003,944)	(156,339,645)	(119,588,808)	(5,193,333)	(14,727,470)
Net transfers between other subaccounts
or fixed rate option	(4,049,760)	(5,640,890,539)	125,244,632	4,518,590	33,006,186
Miscellaneous transactions	2,538	1,777	(641)	632	1,861
Other charges	(2,732,374)	(33,081,430)	(12,924,230)	(654,709)	(2,079,864)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(21,132,862)	(5,830,682,221)	7,411,988	1,247,607	17,854,728

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,291,121	(5,588,863,924)	137,491,923	15,025,762	38,228,352

NET ASSETS
Beginning of period	234,931,198	7,019,501,857	1,185,538,988	57,714,975	171,196,680
End of period	$284,222,319	$1,430,637,933	$1,323,030,911	$72,740,737	$209,425,032

Beginning units	18,471,642	571,595,380	96,819,955	3,863,971	18,398,504
Units issued	2,747,032	94,124,419	20,317,768	1,240,097	6,776,561
Units redeemed	(4,148,767)	(568,369,655)	(19,870,512)	(1,128,208)	(5,119,014)
Ending units	17,069,907	97,350,144	97,267,211	3,975,860	20,056,051
The accompanying notes are an integral part of these financial statements.
A103

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Goldman Sachs Small-Cap Value Portfolio	AST AllianzGI World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,580,687)	$(57,838,719)	$(36,857,029)	$(31,222,894)	$(7,036)
Capital gains distributions received	—	—	—	—	27,323
Net realized gain (loss) on shares redeemed	18,832,417	127,675,464	97,792,731	52,623,402	26,673
Net change in unrealized appreciation (depreciation) on investments	41,363,201	494,617,994	316,776,525	244,893,079	62,504
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	55,614,931	564,454,739	377,712,227	266,293,587	109,464

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,005,451	62,402,441	68,045,193	49,629,241	—
Annuity payments	(89,438)	(1,074,123)	(162,586)	(459,236)	—
Surrenders, withdrawals and death benefits	(23,750,511)	(262,534,734)	(147,576,727)	(130,827,570)	(11,544)
Net transfers between other subaccounts
or fixed rate option	28,075,788	236,013,628	143,829,790	209,986,567	102,510
Miscellaneous transactions	17,246	(7,317)	15,416	(6,304)	—
Other charges	(2,835,812)	(46,283,353)	(28,287,713)	(25,325,861)	(4,396)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,422,724	(11,483,458)	35,863,373	102,996,837	86,570

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,037,655	552,971,281	413,575,600	369,290,424	196,034

NET ASSETS
Beginning of period	258,664,568	3,400,440,878	2,084,921,977	1,775,755,842	432,173
End of period	$322,702,223	$3,953,412,159	$2,498,497,577	$2,145,046,266	$628,207

Beginning units	13,467,787	262,006,212	147,089,747	146,491,433	16,200
Units issued	3,527,667	31,236,386	21,741,372	26,618,217	9,074
Units redeemed	(3,077,042)	(30,803,019)	(18,140,297)	(18,347,847)	(5,877)
Ending units	13,918,412	262,439,579	150,690,822	154,761,803	19,397

The accompanying notes are an integral part of these financial statements.
A104

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials	ProFund VP Mid-Cap Growth
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$924	$(7,014)	$(21,164)	$(6,933)	$(8,360)
Capital gains distributions received	80,009	38,005	205,653	98,644	60,558
Net realized gain (loss) on shares redeemed	(18,183)	58,608	51,943	17,156	(9,277)
Net change in unrealized appreciation (depreciation) on investments	46,353	88,450	24,300	27,753	66,525
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	109,103	178,049	260,732	136,620	109,446

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,214	16,726	10,613	6,294	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(10,374)	(42,483)	(71,777)	(9,460)	(27,680)
Net transfers between other subaccounts
or fixed rate option	28,001	(162,424)	118,264	(94,166)	25,242
Miscellaneous transactions	—	21	3	—	—
Other charges	(5,143)	(6,582)	(13,892)	(4,775)	(4,947)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,698	(194,742)	43,211	(102,107)	(7,385)

TOTAL INCREASE (DECREASE) IN NET ASSETS	126,801	(16,693)	303,943	34,513	102,061

NET ASSETS
Beginning of period	405,129	712,958	1,412,832	472,779	487,977
End of period	$531,930	$696,265	$1,716,775	$507,292	$590,038

Beginning units	23,269	58,275	55,775	27,062	27,609
Units issued	8,395	14,233	20,272	3,989	5,308
Units redeemed	(6,434)	(26,146)	(18,105)	(8,872)	(5,299)
Ending units	25,230	46,362	57,942	22,179	27,618
The accompanying notes are an integral part of these financial statements.
A105

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Telecommu-nications
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(4,747)	$1,424	$(6,320)	$(2,788)	$1,257
Capital gains distributions received	17,392	14,050	72,583	—	—
Net realized gain (loss) on shares redeemed	(191)	2,021	(13,724)	(9,193)	(2,163)
Net change in unrealized appreciation (depreciation) on investments	88,383	34,450	32,308	56,133	9,226
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	100,837	51,945	84,847	44,152	8,320

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(37,082)	(10,469)	(34,721)	(13,904)	(3,486)
Net transfers between other subaccounts
or fixed rate option	229,696	124,002	(99,757)	(85,961)	10,282
Miscellaneous transactions	—	55	—	11	—
Other charges	(3,899)	(2,564)	(3,753)	(1,473)	(587)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	188,715	111,024	(138,231)	(101,327)	6,209

TOTAL INCREASE (DECREASE) IN NET ASSETS	289,552	162,969	(53,384)	(57,175)	14,529

NET ASSETS
Beginning of period	332,837	174,678	579,708	291,669	64,024
End of period	$622,389	$337,647	$526,324	$234,494	$78,553

Beginning units	20,252	12,443	26,844	16,720	5,888
Units issued	12,894	9,576	4,357	3,676	2,550
Units redeemed	(3,134)	(4,305)	(9,746)	(8,797)	(2,038)
Ending units	30,012	17,714	21,455	11,599	6,400
The accompanying notes are an integral part of these financial statements.
A106

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2020
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$3,188	$(16,125)	$(3,606)	$(3,714,634)	$(661,003)
Capital gains distributions received	34,692	259,818	79,755	—	—
Net realized gain (loss) on shares redeemed	9,996	19,508	22,416	21,741,924	315,574
Net change in unrealized appreciation (depreciation) on investments	53,569	(4,021)	96,292	48,983,795	637,496
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	101,445	259,180	194,857	67,011,085	292,067

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,581	—	—	13,126,522	—
Annuity payments	—	—	—	(159,229)	—
Surrenders, withdrawals and death benefits	(9,555)	(39,148)	(17,936)	(23,510,893)	(11,475,042)
Net transfers between other subaccounts
or fixed rate option	151,772	141,460	63,004	12,841,464	47,000,736
Miscellaneous transactions	—	—	39	2,783	581
Other charges	(5,173)	(8,610)	(6,206)	(2,226,502)	(3,947)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	140,625	93,702	38,901	74,145	35,522,328

TOTAL INCREASE (DECREASE) IN NET ASSETS	242,070	352,882	233,758	67,085,230	35,814,395

NET ASSETS
Beginning of period	414,629	866,484	683,982	213,715,238	10,234,442
End of period	$656,699	$1,219,366	$917,740	$280,800,468	$46,048,837

Beginning units	24,933	43,260	49,052	9,214,671	873,859
Units issued	10,998	10,408	9,904	2,511,491	4,158,728
Units redeemed	(4,582)	(5,997)	(7,205)	(2,377,673)	(1,158,262)
Ending units	31,349	47,671	51,751	9,348,489	3,874,325
The accompanying notes are an integral part of these financial statements.
A107

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)	Wells Fargo VT Small Cap Growth Fund (Class 1)	AST Bond Portfolio 2022
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(996,526)	$3,767	$(11,392)	$(6,945)	$(557,051)
Capital gains distributions received	—	63,442	83,048	62,057	—
Net realized gain (loss) on shares redeemed	3,303,343	(12,510)	58,108	16,955	683,494
Net change in unrealized appreciation (depreciation) on investments	(1,240,475)	(34,651)	79,867	13,779	704,332
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,066,342	20,048	209,631	85,846	830,775

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	173	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(4,120,312)	(13,142)	(224,177)	(51,616)	(2,215,768)
Net transfers between other subaccounts
or fixed rate option	(8,727,674)	(7,254)	(22,342)	19,510	(4,907,575)
Miscellaneous transactions	214	—	2	—	(1,380)
Other charges	(28,654)	(443)	(2,147)	(448)	(25,988)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(12,876,426)	(20,839)	(248,491)	(32,554)	(7,150,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,810,084)	(791)	(38,860)	53,292	(6,319,936)

NET ASSETS
Beginning of period	46,916,792	156,441	705,016	368,385	27,093,949
End of period	$35,106,708	$155,650	$666,156	$421,677	$20,774,013

Beginning units	3,939,092	9,950	177,323	16,751	2,413,046
Units issued	2,136,355	211	753	1,574	264,019
Units redeemed	(3,297,067)	(1,455)	(54,104)	(2,776)	(892,530)
Ending units	2,778,380	8,706	123,972	15,549	1,784,535
The accompanying notes are an integral part of these financial statements.
A108

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio	AST Bond Portfolio 2023
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(14,586,632)	$(29,202,734)	$(15,374)	$(4,477,200)	$(155,592)
Capital gains distributions received	—	—	145,054	—	—
Net realized gain (loss) on shares redeemed	83,137,060	49,472,488	63,241	8,229,725	481,393
Net change in unrealized appreciation (depreciation) on investments	140,360,164	251,314,114	148,689	22,800,788	36,177
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	208,910,592	271,583,868	341,610	26,553,313	361,978

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	218,336,187	57,193,306	—	16,612,135	—
Annuity payments	(146,688)	(3,084,920)	—	(180,241)	—
Surrenders, withdrawals and death benefits	(227,650,351)	(133,193,607)	(256,717)	(48,354,340)	(858,012)
Net transfers between other subaccounts
or fixed rate option	(4,084,188)	88,666,892	(35,232)	75,258,512	(3,726,060)
Miscellaneous transactions	47,737	(1,875)	—	(87)	(338)
Other charges	(2,961,296)	(20,826,561)	(1,805)	(3,464,178)	(5,387)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(16,458,599)	(11,246,765)	(293,754)	39,871,801	(4,589,797)

TOTAL INCREASE (DECREASE) IN NET ASSETS	192,451,993	260,337,103	47,856	66,425,114	(4,227,819)

NET ASSETS
Beginning of period	1,066,651,624	1,681,427,316	1,279,643	295,254,166	10,166,811
End of period	$1,259,103,617	$1,941,764,419	$1,327,499	$361,679,280	$5,938,992

Beginning units	77,775,300	142,882,750	65,422	26,711,644	1,036,940
Units issued	19,985,334	12,032,806	128	10,861,973	161,279
Units redeemed	(17,011,589)	(12,476,187)	(13,186)	(7,295,542)	(625,054)
Ending units	80,749,045	142,439,369	52,364	30,278,075	573,165
The accompanying notes are an integral part of these financial statements.
A109

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST MFS Growth Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024	AST AQR Emerging Markets Equity Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(9,495,287)	$(65,035)	$(2,498,174)	$(238,809)	$(254,850)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,971,618	109,502	7,738,561	1,113,553	(45,560)
Net change in unrealized appreciation (depreciation) on investments	115,460,259	912,280	36,587,498	(174,251)	4,546,379
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	118,936,590	956,747	41,827,885	700,493	4,245,969

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	79,401,998	1,049,334	8,013,111	—	4,221,921
Annuity payments	(92,723)	—	(142,721)	—	(41,696)
Surrenders, withdrawals and death benefits	(37,959,063)	(371,914)	(11,114,386)	(1,520,843)	(1,786,629)
Net transfers between other subaccounts
or fixed rate option	84,909,200	(238,699)	29,780,387	(14,995,114)	620,333
Miscellaneous transactions	(3,138)	1,049	(1,538)	(59)	1,737
Other charges	(8,141,363)	(29,714)	(1,538,899)	(4,397)	(112,953)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	118,114,911	410,056	24,995,954	(16,520,413)	2,902,713

TOTAL INCREASE (DECREASE) IN NET ASSETS	237,051,501	1,366,803	66,823,839	(15,819,920)	7,148,682

NET ASSETS
Beginning of period	511,595,147	6,818,248	138,715,955	20,452,659	23,988,989
End of period	$748,646,648	$8,185,051	$205,539,794	$4,632,739	$31,137,671

Beginning units	40,452,623	676,246	8,592,386	2,166,830	2,405,900
Units issued	12,166,452	191,597	3,707,207	354,204	648,945
Units redeemed	(3,679,887)	(154,276)	(2,262,132)	(2,061,023)	(376,018)
Ending units	48,939,188	713,567	10,037,461	460,011	2,678,827
The accompanying notes are an integral part of these financial statements.
A110

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio	AST Bond Portfolio 2025
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(2,219,077)	$(234,319,805)	$(189,444)	$(136,504)	$(359,310)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,737,614	7,000,132	590,491	473,945	1,769,583
Net change in unrealized appreciation (depreciation) on investments	30,596,302	2,007,497,930	3,533,007	3,136,220	(227,063)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	37,114,839	1,780,178,257	3,934,054	3,473,661	1,183,210

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,529,274	3,288,521,346	2,796,158	2,443,748	—
Annuity payments	(200,898)	(1,691,348)	(42,910)	—	—
Surrenders, withdrawals and death benefits	(10,728,393)	(714,654,957)	(1,298,179)	(961,971)	(3,156,719)
Net transfers between other subaccounts
or fixed rate option	26,600,286	30,000,216	(183,279)	(99,558)	(19,704,579)
Miscellaneous transactions	4,320	92,174	1,504	(430)	288
Other charges	(1,309,222)	(1,360,685)	(85,569)	(68,660)	(5,018)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	19,895,367	2,600,906,746	1,187,725	1,313,129	(22,866,028)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,010,206	4,381,085,003	5,121,779	4,786,790	(21,682,818)

NET ASSETS
Beginning of period	117,570,092	9,805,072,122	17,549,835	13,957,331	30,694,154
End of period	$174,580,298	$14,186,157,125	$22,671,614	$18,744,121	$9,011,336

Beginning units	7,719,740	941,647,455	1,160,988	882,618	2,826,703
Units issued	3,227,268	234,052,490	307,834	249,667	542,905
Units redeemed	(2,039,649)	(5,850,681)	(225,295)	(143,080)	(2,593,975)
Ending units	8,907,359	1,169,849,264	1,243,527	989,205	775,633
The accompanying notes are an integral part of these financial statements.
A111

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(31,630,598)	$(212,832)	$(464,703)	$(461,959)	$(114,573)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	8,742,547	378,085	1,144,647	1,431,477	29,715
Net change in unrealized appreciation (depreciation) on investments	456,642,009	5,775,199	12,965,037	9,001,752	1,039,596
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	433,753,958	5,940,452	13,644,981	9,971,270	954,738

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	521,434,277	4,852,735	8,390,239	7,565,437	2,272,649
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(68,427,264)	(1,668,761)	(4,403,069)	(4,122,599)	(1,526,577)
Net transfers between other subaccounts
or fixed rate option	359,395,287	286,010	14,010,611	(3,479,323)	(1,096,925)
Miscellaneous transactions	(24,865)	(3,391)	(656)	2,968	(80)
Other charges	(29,970,509)	(197,961)	(421,719)	(434,774)	(111,797)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	782,406,926	3,268,632	17,575,406	(468,291)	(462,730)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,216,160,884	9,209,084	31,220,387	9,502,979	492,008

NET ASSETS
Beginning of period	1,489,625,043	29,295,145	52,914,322	70,334,479	19,025,770
End of period	$2,705,785,927	$38,504,229	$84,134,709	$79,837,458	$19,517,778

Beginning units	125,667,557	2,648,355	4,446,454	5,860,541	1,990,339
Units issued	63,219,605	520,475	1,987,457	738,387	285,974
Units redeemed	(3,363,424)	(221,139)	(544,382)	(734,796)	(345,202)
Ending units	185,523,738	2,947,691	5,889,529	5,864,132	1,931,111

The accompanying notes are an integral part of these financial statements.
A112

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(220,524)	$(227,667)	$(13,067)	$(39,994)	$(43,130)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	648,451	296,200	(23,571)	107,179	31,624
Net change in unrealized appreciation (depreciation) on investments	7,569,930	2,627,277	(50,322)	1,524,442	315,620
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,997,857	2,695,810	(86,960)	1,591,627	304,114

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,395,868	4,944,503	282,471	951,985	1,962,787
Annuity payments	(69,662)	(25,769)	—	—	—
Surrenders, withdrawals and death benefits	(1,548,619)	(2,265,055)	(101,089)	(188,012)	(365,330)
Net transfers between other subaccounts
or fixed rate option	(947,206)	(358,958)	(278,883)	(294,350)	1,864,509
Miscellaneous transactions	1,823	373	44	(15)	(130)
Other charges	(205,021)	(217,052)	(12,107)	(36,640)	(40,082)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,627,183	2,078,042	(109,564)	432,968	3,421,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,625,040	4,773,852	(196,524)	2,024,595	3,725,868

NET ASSETS
Beginning of period	30,681,919	33,023,829	2,420,854	5,675,867	5,149,142
End of period	$41,306,959	$37,797,681	$2,224,330	$7,700,462	$8,875,010

Beginning units	2,697,700	3,215,908	254,063	529,148	548,603
Units issued	540,506	608,095	48,072	100,400	515,367
Units redeemed	(313,228)	(415,939)	(59,067)	(58,916)	(161,563)
Ending units	2,924,978	3,408,064	243,068	570,632	902,407
The accompanying notes are an integral part of these financial statements.
A113

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(6,129,182)	$(1,147,004)	$(26,030)	$(12,083)	$(15,905)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,944,596	4,288,992	28,177	9,731	28,767
Net change in unrealized appreciation (depreciation) on investments	68,455,594	1,606,856	260,431	155,979	132,294
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	64,271,008	4,748,844	262,578	153,627	145,156

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	69,601,750	—	1,462,283	705,871	648,180
Annuity payments	(25,100)	(54,367)	—	—	—
Surrenders, withdrawals and death benefits	(12,939,085)	(8,833,850)	(178,226)	(72,076)	(96,738)
Net transfers between other subaccounts
or fixed rate option	65,412,318	(31,388,847)	(79,061)	172,242	558,735
Miscellaneous transactions	(13,546)	(38)	4	221	(380)
Other charges	(6,070,983)	(21,543)	(24,037)	(10,644)	(14,598)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	115,965,354	(40,298,645)	1,180,963	795,614	1,095,199

TOTAL INCREASE (DECREASE) IN NET ASSETS	180,236,362	(35,549,801)	1,443,541	949,241	1,240,355

NET ASSETS
Beginning of period	321,087,527	74,689,589	3,850,443	1,609,795	2,103,437
End of period	$501,323,889	$39,139,788	$5,293,984	$2,559,036	$3,343,792

Beginning units	29,409,375	7,783,001	361,055	154,322	195,134
Units issued	11,277,973	2,248,355	159,022	88,150	136,752
Units redeemed	(1,334,892)	(6,267,890)	(47,408)	(13,379)	(37,178)
Ending units	39,352,456	3,763,466	472,669	229,093	294,708
The accompanying notes are an integral part of these financial statements.
A114

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Neuberger Berman Long/Short Portfolio	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	Blackrock Global Allocation V.I. Fund (Class III)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(28,255)	$(46,772)	$(53,610)	$352,609	$421,090
Capital gains distributions received	—	—	—	1,896,144	44,540
Net realized gain (loss) on shares redeemed	35,796	4,384	12,219	100	60,545
Net change in unrealized appreciation (depreciation) on investments	618,027	1,172,475	431,800	4,703,648	1,560,300
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	625,568	1,130,087	390,409	6,952,501	2,086,475

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	732,672	1,120,222	867,667	7,045,210	3,716,247
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(149,849)	(226,807)	(405,087)	(2,035,097)	(753,615)
Net transfers between other subaccounts
or fixed rate option	98,753	306,429	182,510	16,249	901,888
Miscellaneous transactions	(75)	67	(215)	924	(349)
Other charges	(25,409)	(42,679)	(51,411)	(251,081)	(102,334)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	656,092	1,157,232	593,464	4,776,205	3,761,837

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,281,660	2,287,319	983,873	11,728,706	5,848,312

NET ASSETS
Beginning of period	3,886,044	6,560,071	8,325,853	39,435,605	13,988,226
End of period	$5,167,704	$8,847,390	$9,309,726	$51,164,311	$19,836,538

Beginning units	378,169	668,651	874,887	3,692,794	1,264,337
Units issued	101,880	182,989	132,737	729,398	472,206
Units redeemed	(42,056)	(72,611)	(73,133)	(291,759)	(142,375)
Ending units	437,993	779,029	934,491	4,130,433	1,594,168
The accompanying notes are an integral part of these financial statements.
A115

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029	AST American Funds Growth Allocation Portfolio
	1/1/2019	1/1/2019	1/1/2019	1/1/2019	1/1/2019
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(1,184,283)	$24,421	$(293,808)	$(192,026)	$(7,798,261)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,461,791	126,822	1,938,487	306,521	66,774
Net change in unrealized appreciation (depreciation) on investments	2,285,245	929,895	(155,348)	(70,028)	112,524,122
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,562,753	1,081,138	1,489,331	44,467	104,792,635

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	6,933	—	—	458,956,756
Annuity payments	—	(65,825)	—	—	—
Surrenders, withdrawals and death benefits	(10,809,037)	(493,932)	(1,931,823)	(2,261,737)	(7,902,684)
Net transfers between other subaccounts
or fixed rate option	(46,769,924)	(101,594)	(17,083,356)	17,952,073	80,045,106
Miscellaneous transactions	(6,677)	305	137,288	124	(6,597)
Other charges	(31,386)	(23,463)	(5,319)	(3,115)	(7,625,018)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(57,617,024)	(677,576)	(18,883,210)	15,687,345	523,467,563

TOTAL INCREASE (DECREASE) IN NET ASSETS	(52,054,271)	403,562	(17,393,879)	15,731,812	628,260,198

NET ASSETS
Beginning of period	86,290,881	5,533,421	26,722,851	3,009,145	274,473,102
End of period	$34,236,610	$5,936,983	$9,328,972	$18,740,957	$902,733,300

Beginning units	9,049,585	506,495	2,787,789	312,997	28,990,091
Units issued	2,095,465	19,281	2,042,450	2,184,561	50,118,528
Units redeemed	(7,848,603)	(75,070)	(3,943,588)	(732,015)	(133,918)
Ending units	3,296,447	450,706	886,651	1,765,543	78,974,701

The accompanying notes are an integral part of these financial statements.
A116

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST Bond Portfolio 2030	AST BlackRock 80/20 Target Allocation ETF Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio	AST Western Asset Corporate Bond Portfolio	AST T. Rowe Price Corporate Bond Portfolio
	1/2/2019*	1/28/2019*	1/28/2019*	8/19/2019*	8/19/2019*
	to	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(97,827)	$(966,371)	$(680,217)	$(238)	$(238)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(6,275)	21,723	71,948	1	1
Net change in unrealized appreciation (depreciation) on investments	(119,031)	13,051,597	8,199,888	1,148	1,386
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(223,133)	12,106,949	7,591,619	911	1,149

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	153,911,798	114,530,816	278,535	278,534
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,694,310)	(551,814)	(573,486)	—	—
Net transfers between other subaccounts
or fixed rate option	12,144,440	7,427,163	7,286,415	—	—
Miscellaneous transactions	94,520	11,841	5,344	—	—
Other charges	(304)	(711,987)	(591,848)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,544,346	160,087,001	120,657,241	278,535	278,534

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,321,213	172,193,950	128,248,860	279,446	279,683

NET ASSETS
Beginning of period	—	—	—	—	—
End of period	$10,321,213	$172,193,950	$128,248,860	$279,446	$279,683

Beginning units	—	—	—	—	—
Units issued	3,763,328	14,205,968	11,103,167	27,773	27,742
Units redeemed	(2,842,978)	(81,612)	(214,090)	—	—
Ending units	920,350	14,124,356	10,889,077	27,773	27,742

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A117

FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2019

	SUBACCOUNTS
	AST PIMCO Corporate Bond Portfolio	AST Prudential Corporate Bond Portfolio	AST BlackRock Corporate Bond Portfolio	AST Dimensional Global Core Allocation Portfolio
	8/19/2019*	8/19/2019*	8/19/2019*	11/18/2019*
	to	to	to	to
	12/31/2019	12/31/2019	12/31/2019	12/31/2019

OPERATIONS
Net investment income (loss)	$(218)	$(744)	$(238)	$(461)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	1	4	1	3
Net change in unrealized appreciation (depreciation) on investments	1,498	5,018	1,090	8,295
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,281	4,278	853	7,837

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	261,034	640,035	278,535	1,091,132
Annuity payments	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	73
Miscellaneous transactions	—	—	—	367
Other charges	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	261,034	640,035	278,535	1,091,572

TOTAL INCREASE (DECREASE) IN NET ASSETS	262,315	644,313	279,388	1,099,409

NET ASSETS
Beginning of period	—	—	—	—
End of period	$262,315	$644,313	$279,388	$1,099,409

Beginning units	—	—	—	—
Units issued	26,072	63,601	27,768	106,752
Units redeemed	—	—	—	(26)
Ending units	26,072	63,601	27,768	106,726

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A118

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2020

Note 1:    General

Pruco Life Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of Arizona on June 16, 1995 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or "product" and collectively, the “contracts” or "products") are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

Discovery Choice	Prudential Premier Variable Annuity Bb Series
Discovery Preferred	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential MyRock Advisor Variable Annuity	Strategic Partners Plus
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus 3
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Select
Prudential Premier Retirement Variable Annuity	Strategic Partners Variable Annuity One
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One 3
Prudential Premier Variable Annuity B, L, X Series

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio (Class I)	MFS® Research Series (Initial Class)
Prudential Diversified Bond Portfolio	MFS® Growth Series (Initial Class)
Prudential Equity Portfolio (Class I)	American Century VP Value Fund (Class I)
Prudential Flexible Managed Portfolio	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
Prudential Conservative Balanced Portfolio	Prudential Jennison 20/20 Focus Portfolio (Class I)
Prudential Value Portfolio (Class I)	Davis Value Portfolio
Prudential High Yield Bond Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Natural Resources Portfolio (Class I)	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Stock Index Portfolio	Janus Henderson VIT Research Portfolio
Prudential Global Portfolio	(Service Shares)
Prudential Jennison Portfolio (Class I)	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Small Capitalization Stock Portfolio	Prudential SP International Growth Portfolio (Class I)
T. Rowe Price International Stock Portfolio	AST Cohen & Steers Realty Portfolio
T. Rowe Price Equity Income Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
(Equity Income Class)	AST T. Rowe Price Large-Cap Value Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST High Yield Portfolio
Janus Henderson VIT Research Portfolio	AST Small-Cap Growth Opportunities Portfolio
(Institutional Shares)	AST WEDGE Capital Mid-Cap Value Portfolio
Janus Henderson VIT Overseas Portfolio	AST Small-Cap Value Portfolio
(Institutional Shares)	AST Mid-Cap Growth Portfolio
A119

Note 1:    General (continued)

AST Hotchkis & Wiley Large-Cap Value Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)
AST Loomis Sayles Large-Cap Growth Portfolio	AST Bond Portfolio 2022
AST MFS Growth Portfolio	AST Quantitative Modeling Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST QMA US Equity Alpha Portfolio	AST Prudential Core Bond Portfolio
AST T. Rowe Price Natural Resources Portfolio	AST Bond Portfolio 2023
AST T. Rowe Price Asset Allocation Portfolio	AST MFS Growth Allocation Portfolio
AST MFS Global Equity Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST J.P. Morgan International Equity Portfolio	AST MFS Large-Cap Value Portfolio
AST Templeton Global Bond Portfolio**	AST Bond Portfolio 2024
AST Wellington Management Hedged Equity Portfolio	AST AQR Emerging Markets Equity Portfolio**
AST Capital Growth Asset Allocation Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Balanced Asset Allocation Portfolio	AST AQR Large-Cap Portfolio**
AST Preservation Asset Allocation Portfolio	AST Large-Cap Core Portfolio (formerly
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST QMA Large-Cap Portfolio)
AST Prudential Growth Allocation Portfolio	AST Bond Portfolio 2025
AST Advanced Strategies Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Goldman Sachs Global Growth
AST Government Money Market Portfolio	Allocation Portfolio**
AST Small-Cap Growth Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST International Value Portfolio	AST Franklin Templeton K2 Global Absolute
AST International Growth Portfolio	Return Portfolio**
AST Investment Grade Bond Portfolio	AST Managed Equity Portfolio**
AST Western Asset Core Plus Bond Portfolio	AST Managed Fixed Income Portfolio**
AST Cohen & Steers Global Realty Portfolio	AST FQ Absolute Return Currency Portfolio**
AST Emerging Markets Equity Portfolio (formerly	AST Jennison Global Infrastructure Portfolio**
AST Parametric Emerging Markets Equity Portfolio)	AST PIMCO Dynamic Bond Portfolio**
AST Goldman Sachs Small-Cap Value Portfolio	AST Legg Mason Diversified Growth Portfolio
AST AllianzGI World Trends Portfolio	AST Bond Portfolio 2026
AST J.P. Morgan Global Thematic Portfolio	AST AB Global Bond Portfolio**
AST Goldman Sachs Multi-Asset Portfolio	AST Goldman Sachs Global Income Portfolio**
ProFund VP Consumer Services	AST Global Bond Portfolio (formerly AST
ProFund VP Consumer Goods	Wellington Management Global Bond Portfolio)
ProFund VP Financials	AST Neuberger Berman Long/Short Portfolio**
ProFund VP Health Care	AST QMA International Core Equity Portfolio
ProFund VP Industrials	AST Managed Alternatives Portfolio**
ProFund VP Mid-Cap Growth	Blackrock Global Allocation V.I. Fund (Class III)
ProFund VP Mid-Cap Value	JPMorgan Insurance Trust Income Builder Portfolio
ProFund VP Real Estate	(Class 2)
ProFund VP Small-Cap Growth	AST Bond Portfolio 2027
ProFund VP Small-Cap Value	NVIT Emerging Markets Fund (Class D)
ProFund VP Telecommunications	AST Bond Portfolio 2028
ProFund VP Utilities	AST Bond Portfolio 2029
ProFund VP Large-Cap Growth	AST American Funds Growth Allocation Portfolio
ProFund VP Large-Cap Value	AST Bond Portfolio 2030
AST Jennison Large-Cap Growth Portfolio	AST BlackRock 80/20 Target Allocation ETF Portfolio
AST Bond Portfolio 2020*	AST BlackRock 60/40 Target Allocation ETF Portfolio
AST Bond Portfolio 2021	AST Western Asset Corporate Bond Portfolio
Wells Fargo VT International Equity Fund (Class 1)	AST T. Rowe Price Corporate Bond Portfolio
Wells Fargo VT Omega Growth Fund (Class 1)	AST PIMCO Corporate Bond Portfolio
A120

Note 1:    General (continued)

AST Prudential Corporate Bond Portfolio	Fidelity® VIP International Capital Appreciation Portfolio
AST BlackRock Corporate Bond Portfolio	(Initial Class)
AST Dimensional Global Core Allocation Portfolio	Fidelity® VIP Mid Cap Portfolio (Initial Class)
AST Bond Portfolio 2031	Fidelity® VIP Strategic Income Portfolio (Initial Class)
Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	Fidelity® VIP Technology Portfolio (Initial Class)
Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Utilities Portfolio (Initial Class)****
(Initial Class)	ClearBridge Variable Mid Cap Portfolio (Class I)
Fidelity® VIP Growth Portfolio (Initial Class)	ClearBridge Variable Small Cap Growth
Fidelity® VIP Investment Grade Bond Portfolio	Portfolio (Class I)
(Initial Class)	Western Asset Core Plus VIT Portfolio (Class I)
MFS® New Discovery Series (Initial Class)	Western Asset Variable Global High Yield Bond
MFS® Total Return Series (Initial Class)	Portfolio (Class I)
MFS® Total Return Bond Series (Initial Class)	MFS® Mid Cap Growth Series (Initial Class)
Vanguard Equity Index Portfolio	MFS® International Intrinsic Value Portfolio
Vanguard Global Bond Index	(Initial Class)
Vanguard Mid-Cap Index Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
Vanguard Real Estate Index Portfolio	(Initial Class)
Vanguard Total Bond Market Index Portfolio	MFS® International Growth Portfolio (Service Shares)
Vanguard Total International Stock Index Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
Vanguard Total Stock Market Index Portfolio	(Service Shares)
Vanguard Balanced Portfolio	MFS® Technology Portfolio (Service Shares)
Vanguard Conservative Allocation Portfolio	MFS® Investors Trust Series (Service Shares)
Vanguard Growth Portfolio	MFS® Mid Cap Growth Series (Service Shares)
Vanguard High Yield Bond Portfolio	MFS® New Discovery Series (Service Shares)
Vanguard Moderate Allocation Portfolio	MFS® Research Series (Service Shares)
Vanguard Short-Term Investment Grade Portfolio	MFS® Total Return Bond Series (Service Shares)
American Funds IS Asset Allocation Fund (Class 1)	MFS® Total Return Series (Service Shares)
American Funds IS Blue Chip Income and	MFS® Utilities Series (Service Shares)
Growth Fund (Class 1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
American Funds IS Bond Fund (Class 1)	American Funds IS Asset Allocation Fund (Class 4)
American Funds IS Growth Fund (Class 1)	American Funds IS Blue Chip Income and Growth
American Funds IS Growth-Income Fund (Class 1)	Fund (Class 4)
American Funds IS U.S. Government/AAA-Rated	American Funds IS Bond Fund (Class 4)
Securities Fund (Class 1)	American Funds IS Global Growth and Income
BlackRock Basic Value V.I. Fund (Class I)	Fund (Class 4)
BlackRock Capital Appreciation V.I. Fund (Class I)	American Funds IS Global Small Capitalization
BlackRock Equity Dividend V.I. Fund (Class I)	Fund (Class 4)
BlackRock Global Allocation V.I. Fund (Class I)	American Funds IS Growth Fund (Class 4)
DFA VA Global Bond Portfolio	American Funds IS Growth-Income Fund (Class 4)
DFA VA Short-Term Fixed Portfolio	American Funds IS International Fund (Class 4)
DFA VA U.S. Large Value Portfolio	American Funds IS New World Fund® (Class 4)
DFA VA U.S. Targeted Value Portfolio	BlackRock Advantage Large Cap Core V.I.
Fidelity® VIP Balanced Portfolio (Initial Class)	Fund (Class III)
Fidelity® VIP Consumer Discretionary	BlackRock Advantage Large Cap Value V.I.
Portfolio (Initial Class)****	Fund (Class III)
Fidelity® VIP Disciplined Small Cap Portfolio	BlackRock Basic Value V.I. Fund (Class III)
(Initial Class)	BlackRock Capital Appreciation V.I. Fund (Class III)
Fidelity® VIP Emerging Markets Portfolio	BlackRock Equity Dividend V.I. Fund (Class III)
(Initial Class)	BlackRock Large Cap Focus Growth V.I. Fund (Class III)
Fidelity® VIP Financial Services Portfolio	Fidelity® VIP Balanced Portfolio (Service Class 2)
(Initial Class)****	Fidelity® VIP Growth Opportunities Portfolio
Fidelity® VIP Floating Rate High Income Portfolio	(Service Class 2)
(Initial Class)	Fidelity® VIP Health Care Portfolio (Service Class 2)
Fidelity® VIP Health Care Portfolio (Initial Class)	Prudential Government Income Portfolio***
Fidelity® VIP Industrials Portfolio (Initial Class)	Fidelity® VIP High Income Portfolio (Initial Class)***
A121

Note 1:    General (continued)

MFS® Investors Trust Series (Initial Class)***	DFA VA International Small Portfolio***
MFS® Utilities Series (Initial Class)***	DFA VA International Value Portfolio***
MFS® Value Series (Initial Class)***	ClearBridge Variable Aggressive Growth Portfolio
Vanguard Capital Growth Portfolio***	(Class I)***
Vanguard Diversified Value Portfolio***	ClearBridge Variable Appreciation Portfolio (Class I)***
Vanguard Equity Income Portfolio***	ClearBridge Variable Dividend Strategy Portfolio
Vanguard International Portfolio***	(Class I)***
American Funds IS Ultra-Short Bond Fund (Class 1)***	ClearBridge Variable Large Cap Growth Portfolio
BlackRock Advantage Large Cap Core V.I. Fund	(Class I)***
(Class I)***	QS Variable Conservative Growth (Class I) ***
BlackRock Large Cap Focus Growth V.I. Fund	QS Variable Growth (Class I)***
(Class I)***	QS Variable Moderate Growth (Class I)***
DFA VA Global Moderate Allocation Portfolio***	MFS® Technology Portfolio (Initial Class)***

*    Subaccount liquidated during the period ended December 31, 2020.
**    Subaccount was no longer available for investment as of December 31, 2020.
*** Subaccount was available for investment but had no assets as of December 31, 2020, and had no activity during 2020.
****    Subaccount was available for investment but had no assets as of December 31, 2020.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2020 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
April 24, 2020	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
April 24, 2020	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
April 24, 2020	AST Managed Equity Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Fixed Income Portfolio	AST Government Money Market Portfolio
April 24, 2020	AST Managed Alternatives Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST AQR Emerging Markets Equity Portfolio	AST Emerging Markets Equity Portfolio
August 14, 2020	AST AQR Large-Cap Portfolio	AST Large-Cap Core Portfolio
August 14, 2020	AST FQ Absolute Return Currency Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Jennison Global Infrastructure Portfolio	AST Government Money Market Portfolio
August 14, 2020	AST Neuberger Berman Long/Short Portfolio	AST Government Money Market Portfolio
November 13, 2020	AST Templeton Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST PIMCO Dynamic Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST AB Global Bond Portfolio	AST Global Bond Portfolio
November 13, 2020	AST Goldman Sachs Global Income Portfolio	AST Global Bond Portfolio

A122

Note 1:    General (continued)

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

COVID-19 - Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios, which may be materially adversely affected if the financial markets and/or the overall economy are impacted for an extended period.

Note 2:     Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per
A123

Note 3:    Fair Value Measurements (continued)
share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2020, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2020 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio (Class I)	$43,570,007	$39,717,936
Prudential Diversified Bond Portfolio	1,595,816	19,924,396
Prudential Equity Portfolio (Class I)	1,594,220	30,385,611
Prudential Flexible Managed Portfolio	21,710	1,487,362
Prudential Conservative Balanced Portfolio	562,329	1,923,772
Prudential Value Portfolio (Class I)	3,876,709	32,399,552
Prudential High Yield Bond Portfolio	2,763,586	20,789,214
Prudential Natural Resources Portfolio (Class I)	441,898	237,591
Prudential Stock Index Portfolio	81,891,195	63,069,809
Prudential Global Portfolio	625,683	8,937,943
Prudential Jennison Portfolio (Class I)	2,427,031	72,561,190
Prudential Small Capitalization Stock Portfolio	9,187,086	12,387,785
T. Rowe Price International Stock Portfolio	344,306	2,542,128
T. Rowe Price Equity Income Portfolio (Equity Income Class)	793,971	7,547,589
Invesco V.I. Core Equity Fund (Series I)	768,752	10,188,952
Janus Henderson VIT Research Portfolio (Institutional Shares)	342,976	10,046,606
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	1,063,908	7,330,206
MFS® Research Series (Initial Class)	79,484	3,437,628
MFS® Growth Series (Initial Class)	1,200,577	12,179,141
American Century VP Value Fund (Class I)	690,285	3,941,785
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	1,390,223	6,202,630
Prudential Jennison 20/20 Focus Portfolio (Class I)	850,676	9,166,485
Davis Value Portfolio	97,536	3,838,459
AB VPS Large Cap Growth Portfolio (Class B)	759,716	2,830,994
Prudential SP Small Cap Value Portfolio (Class I)	3,945,925	12,198,451
Janus Henderson VIT Research Portfolio (Service Shares)	185,937	2,386,920
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,475,525	25,522,463
Prudential SP International Growth Portfolio (Class I)	1,236,497	6,503,557
A124

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
AST Cohen & Steers Realty Portfolio	$131,160,710	$139,531,661
AST J.P. Morgan Strategic Opportunities Portfolio	640,197,129	772,772,870
AST T. Rowe Price Large-Cap Value Portfolio	336,373,161	344,582,241
AST High Yield Portfolio	94,704,562	101,802,180
AST Small-Cap Growth Opportunities Portfolio	90,009,942	120,320,726
AST WEDGE Capital Mid-Cap Value Portfolio	64,501,155	63,784,947
AST Small-Cap Value Portfolio	77,385,084	77,402,501
AST Mid-Cap Growth Portfolio	264,853,780	348,456,319
AST Hotchkis & Wiley Large-Cap Value Portfolio	192,268,746	194,357,721
AST Loomis Sayles Large-Cap Growth Portfolio	159,455,959	243,712,973
AST MFS Growth Portfolio	117,484,197	131,817,972
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	205,393,178	200,076,069
AST BlackRock Low Duration Bond Portfolio	118,964,413	102,164,774
AST QMA US Equity Alpha Portfolio	133,884,265	151,497,098
AST T. Rowe Price Natural Resources Portfolio	172,847,506	159,367,456
AST T. Rowe Price Asset Allocation Portfolio	4,348,606,700	5,269,137,295
AST MFS Global Equity Portfolio	187,653,180	221,434,126
AST J.P. Morgan International Equity Portfolio	134,547,142	143,279,732
AST Templeton Global Bond Portfolio	75,963,319	246,453,459
AST Wellington Management Hedged Equity Portfolio	756,543,875	875,992,693
AST Capital Growth Asset Allocation Portfolio	3,758,955,784	4,329,114,075
AST Academic Strategies Asset Allocation Portfolio	1,784,930,727	1,947,873,513
AST Balanced Asset Allocation Portfolio	2,191,585,657	2,827,047,147
AST Preservation Asset Allocation Portfolio	1,504,936,846	1,765,355,207
AST Fidelity Institutional AM℠ Quantitative Portfolio	1,496,968,656	1,762,088,312
AST Prudential Growth Allocation Portfolio	7,601,949,766	8,525,184,199
AST Advanced Strategies Portfolio	2,503,762,404	3,061,943,831
AST T. Rowe Price Large-Cap Growth Portfolio	392,139,539	525,686,453
AST Government Money Market Portfolio	600,004,880	437,663,359
AST Small-Cap Growth Portfolio	134,179,983	178,946,905
AST BlackRock/Loomis Sayles Bond Portfolio	894,084,443	931,367,992
AST International Value Portfolio	66,666,490	68,591,339
AST International Growth Portfolio	111,988,370	145,873,139
AST Investment Grade Bond Portfolio	34,960,400,789	36,748,193,768
AST Western Asset Core Plus Bond Portfolio	741,833,165	771,719,163
AST Cohen & Steers Global Realty Portfolio	47,200,447	46,923,110
AST Emerging Markets Equity Portfolio	192,736,400	159,549,382
AST Goldman Sachs Small-Cap Value Portfolio	186,976,732	189,475,298
AST AllianzGI World Trends Portfolio	1,773,545,725	2,106,049,502
AST J.P. Morgan Global Thematic Portfolio	1,262,610,871	1,451,371,356
AST Goldman Sachs Multi-Asset Portfolio	1,203,023,396	1,350,924,037
ProFund VP Consumer Services	610,297	251,298
ProFund VP Consumer Goods	332,593	435,750
ProFund VP Financials	593,367	573,460
ProFund VP Health Care	1,429,779	929,480
ProFund VP Industrials	243,691	274,963
ProFund VP Mid-Cap Growth	513,465	368,222
ProFund VP Mid-Cap Value	325,641	311,452
A125

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
ProFund VP Real Estate	$235,592	$224,050
ProFund VP Small-Cap Growth	460,869	353,414
ProFund VP Small-Cap Value	143,389	142,351
ProFund VP Telecommunications	83,954	63,343
ProFund VP Utilities	258,411	324,474
ProFund VP Large-Cap Growth	480,243	531,585
ProFund VP Large-Cap Value	735,602	358,005
AST Jennison Large-Cap Growth Portfolio	192,812,707	165,375,176
AST Bond Portfolio 2020	14,770,946	61,510,248
AST Bond Portfolio 2021	52,517,775	24,930,465
Wells Fargo VT International Equity Fund (Class 1)	2,363	31,525
Wells Fargo VT Omega Growth Fund (Class 1)	1,281	165,634
Wells Fargo VT Small Cap Growth Fund (Class 1)	8,497	190,690
AST Bond Portfolio 2022	16,953,653	22,453,008
AST Quantitative Modeling Portfolio	134,508,941	273,465,054
AST BlackRock Global Strategies Portfolio	837,341,340	976,566,227
Wells Fargo VT Opportunity Fund (Class 1)	29,007	457,272
AST Prudential Core Bond Portfolio	261,750,844	198,819,086
AST Bond Portfolio 2023	6,166,375	8,024,624
AST MFS Growth Allocation Portfolio	569,395,920	481,030,013
AST Western Asset Emerging Markets Debt Portfolio	3,162,726	1,999,619
AST MFS Large-Cap Value Portfolio	117,107,888	99,635,697
AST Bond Portfolio 2024	11,859,297	15,477,353
AST AQR Emerging Markets Equity Portfolio	2,854,867	33,523,425
AST ClearBridge Dividend Growth Portfolio	102,907,841	101,830,588
AST Multi-Sector Fixed Income Portfolio	541,725,052	477,710,844
AST AQR Large-Cap Portfolio	1,956,436	24,630,442
AST Large-Cap Core Portfolio	26,968,722	6,881,227
AST Bond Portfolio 2025	20,026,772	27,285,641
AST T. Rowe Price Growth Opportunities Portfolio	2,090,632,635	1,934,596,955
AST Goldman Sachs Global Growth Allocation Portfolio	3,541,978	37,491,671
AST T. Rowe Price Diversified Real Growth Portfolio	47,329,485	13,034,985
AST Prudential Flexible Multi-Strategy Portfolio	28,973,533	11,320,729
AST Franklin Templeton K2 Global Absolute Return Portfolio	1,431,089	19,468,288
AST Managed Equity Portfolio	419,722	33,902,139
AST Managed Fixed Income Portfolio	318,770	37,509,322
AST FQ Absolute Return Currency Portfolio	139,779	2,933,361
AST Jennison Global Infrastructure Portfolio	691,113	8,172,089
AST PIMCO Dynamic Bond Portfolio	4,268,322	13,385,081
AST Legg Mason Diversified Growth Portfolio	372,568,018	367,437,890
AST Bond Portfolio 2026	19,171,902	52,091,334
AST AB Global Bond Portfolio	2,231,488	7,717,264
AST Goldman Sachs Global Income Portfolio	3,063,355	5,902,098
AST Global Bond Portfolio	198,743,701	4,057,032
AST Neuberger Berman Long/Short Portfolio	285,672	5,651,417
AST QMA International Core Equity Portfolio	2,031,240	1,379,834
AST Managed Alternatives Portfolio	83,936	9,585,245
Blackrock Global Allocation V.I. Fund (Class III)	9,885,752	7,053,584
A126

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	$3,729,397	$3,444,267
AST Bond Portfolio 2027	19,654,473	44,348,627
NVIT Emerging Markets Fund (Class D)	743,956	1,196,372
AST Bond Portfolio 2028	1,461,432	11,383,165
AST Bond Portfolio 2029	1,005,226	20,999,864
AST American Funds Growth Allocation Portfolio	715,045,374	556,177,178
AST Bond Portfolio 2030	174,391,746	150,647,389
AST BlackRock 80/20 Target Allocation ETF Portfolio	213,935,656	138,639,784
AST BlackRock 60/40 Target Allocation ETF Portfolio	134,853,458	78,605,377
AST Western Asset Corporate Bond Portfolio	3,312,504	302,574
AST T. Rowe Price Corporate Bond Portfolio	2,814,849	229,061
AST PIMCO Corporate Bond Portfolio	4,378,348	376,477
AST Prudential Corporate Bond Portfolio	6,158,410	782,674
AST BlackRock Corporate Bond Portfolio	3,722,553	235,931
AST Dimensional Global Core Allocation Portfolio	9,393,982	2,499,925
AST Bond Portfolio 2031	90,372,269	31,025,843
Fidelity® VIP Contrafund℠ Portfolio (Initial Class)	10,850	17
Fidelity® VIP Growth Opportunities Portfolio (Initial Class)	102,416	1,049
Fidelity® VIP Growth Portfolio (Initial Class)	25,663	105
Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)	50,094	103
MFS® New Discovery Series (Initial Class)	6,752	6
MFS® Total Return Series (Initial Class)	924,157	472
MFS® Total Return Bond Series (Initial Class)	56,525	125
Vanguard Equity Index Portfolio	48,473	141
Vanguard Global Bond Index	2,951	1
Vanguard Mid-Cap Index Portfolio	14,638	10
Vanguard Real Estate Index Portfolio	28,976	655
Vanguard Total Bond Market Index Portfolio	25,746	11
Vanguard Total International Stock Index Portfolio	68,337	60
Vanguard Total Stock Market Index Portfolio	237,317	135,608
Vanguard Balanced Portfolio	60,072	139
Vanguard Conservative Allocation Portfolio	71,557	157
Vanguard Growth Portfolio	9,761	45
Vanguard High Yield Bond Portfolio	6,000	9
Vanguard Moderate Allocation Portfolio	49,500	380
Vanguard Short-Term Investment Grade Portfolio	30,680	36
American Funds IS Asset Allocation Fund (Class 1)	279,482	514
American Funds IS Blue Chip Income and Growth Fund (Class 1)	80,407	1,333
American Funds IS Bond Fund (Class 1)	42,759	194
American Funds IS Growth Fund (Class 1)	322,496	6,419
American Funds IS Growth-Income Fund (Class 1)	24,186	40
American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1)	21,500	39
BlackRock Basic Value V.I. Fund (Class I)	278,589	601
BlackRock Capital Appreciation V.I. Fund (Class I)	48,686	24
BlackRock Equity Dividend V.I. Fund (Class I)	290,202	628
BlackRock Global Allocation V.I. Fund (Class I)	19,247	81
DFA VA Global Bond Portfolio	23,950	116
DFA VA Short-Term Fixed Portfolio	17,419	52
A127

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
DFA VA U.S. Large Value Portfolio	$15,000	$22
DFA VA U.S. Targeted Value Portfolio	7,947	3,781
Fidelity® VIP Balanced Portfolio (Initial Class)	113,051	261
Fidelity® VIP Consumer Discretionary Portfolio (Initial Class)	22,973	28,372
Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class)	300,589	24,071
Fidelity® VIP Emerging Markets Portfolio (Initial Class)	6,887	2
Fidelity® VIP Financial Services Portfolio (Initial Class)	24,456	28,596
Fidelity® VIP Floating Rate High Income Portfolio (Initial Class)	10,886	49
Fidelity® VIP Health Care Portfolio (Initial Class)	5,055	1
Fidelity® VIP Industrials Portfolio (Initial Class)	3,484	10
Fidelity® VIP International Capital Appreciation Portfolio (Initial Class)	28,339	113
Fidelity® VIP Mid Cap Portfolio (Initial Class)	325,111	47,194
Fidelity® VIP Strategic Income Portfolio (Initial Class)	36,989	22,329
Fidelity® VIP Technology Portfolio (Initial Class)	54,637	58,388
Fidelity® VIP Utilities Portfolio (Initial Class)	22,443	25,485
ClearBridge Variable Mid Cap Portfolio (Class I)	4,721	207
ClearBridge Variable Small Cap Growth Portfolio (Class I)	284,396	634
Western Asset Core Plus VIT Portfolio (Class I)	131,900	769
Western Asset Variable Global High Yield Bond Portfolio (Class I)	8,956	27
MFS® Mid Cap Growth Series (Initial Class)	13,091	218
MFS® International Intrinsic Value Portfolio (Initial Class)	61,151	138
MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class)	5,047	1
MFS® International Growth Portfolio (Service Shares)	751,732	43,994
MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares)	364,693	54,562
MFS® Technology Portfolio (Service Shares)	7,196,713	497,423
MFS® Investors Trust Series (Service Shares)	190,236	62,392
MFS® Mid Cap Growth Series (Service Shares)	3,018,317	115,803
MFS® New Discovery Series (Service Shares)	1,310,514	147,724
MFS® Research Series (Service Shares)	252,720	10,815
MFS® Total Return Bond Series (Service Shares)	7,434,302	660,348
MFS® Total Return Series (Service Shares)	3,540,506	79,354
MFS® Utilities Series (Service Shares)	1,824,910	263,834
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	1,529,267	192,095
American Funds IS Asset Allocation Fund (Class 4)	4,240,706	35,471
American Funds IS Blue Chip Income and Growth Fund (Class 4)	899,192	25,393
American Funds IS Bond Fund (Class 4)	944,212	5,722
American Funds IS Global Growth and Income Fund (Class 4)	582,699	1,529
American Funds IS Global Small Capitalization Fund (Class 4)	259,451	4,298
American Funds IS Growth Fund (Class 4)	2,074,222	84,993
American Funds IS Growth-Income Fund (Class 4)	1,020,601	43,591
American Funds IS International Fund (Class 4)	212,246	14,693
American Funds IS New World Fund® (Class 4)	702,888	38,829
BlackRock Advantage Large Cap Core V.I. Fund (Class III)	386,372	26,713
BlackRock Advantage Large Cap Value V.I. Fund (Class III)	276,240	23,564
BlackRock Basic Value V.I. Fund (Class III)	21,570	11
BlackRock Capital Appreciation V.I. Fund (Class III)	194,426	2,784
BlackRock Equity Dividend V.I. Fund (Class III)	631,526	51,379
BlackRock Large Cap Focus Growth V.I. Fund (Class III)	310,573	12,520
A128

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
Fidelity® VIP Balanced Portfolio (Service Class 2)	$3,691,577	$90,832
Fidelity® VIP Growth Opportunities Portfolio (Service Class 2)	3,197,908	23,126
Fidelity® VIP Health Care Portfolio (Service Class 2)	1,933,041	14,222

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and QMA LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of

A129

Note 6:    Related Party Transactions (continued)
customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. In September 2019, Prudential Financial reached a settlement of these matters with the SEC. As part of the settlement Prudential Financial agreed to pay a fine of $5 million and disgorgement of $27.6 million, and consented to the entry of an Administrative Order containing findings that two subsidiaries of Prudential Financial violated certain sections of the Investment Advisers Act of 1940 and the Investment Advisers Act Rules and ordering the subsidiaries to cease and desist from committing or causing any violations and any future violations of those provisions. In reaching this settlement, Prudential Financial neither admitted nor denied the SEC’s findings.

Note 7:    Financial Highlights

Pruco Life sells a number of variable annuity products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.
A130

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio (Class I)
December 31, 2020	63,611	$0.87	to	$10.05	$75,655	0.29%	0.25%	to	2.00%	-1.71%	to	0.05%
December 31, 2019	62,646	$0.89	to	$9.84	$71,589	1.91%	1.00%	to	2.00%	-0.11%	to	0.91%
December 31, 2018	68,162	$0.89	to	$9.75	$77,267	1.51%	1.00%	to	2.00%	-0.44%	to	0.52%
December 31, 2017	72,665	$0.89	to	$9.70	$82,409	0.55%	1.00%	to	2.00%	-1.41%	to	-0.44%
December 31, 2016	84,822	$0.91	to	$9.74	$96,411	0.09%	1.00%	to	2.00%	-1.92%	to	-0.90%

	Prudential Diversified Bond Portfolio
December 31, 2020	35,328	$2.56	to	$10.45	$111,321	0.00%	0.50%	to	1.65%	4.20%	to	7.01%
December 31, 2019	40,889	$2.40	to	$2.95	$120,445	0.00%	1.35%	to	1.65%	9.10%	to	9.42%
December 31, 2018	45,953	$2.20	to	$2.70	$123,735	0.00%	1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	51,465	$2.24	to	$2.74	$140,780	0.00%	1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	57,301	$2.12	to	$2.60	$148,549	0.00%	1.35%	to	1.65%	3.88%	to	4.19%

	Prudential Equity Portfolio (Class I)
December 31, 2020	31,434	$3.43	to	$12.22	$173,977	0.00%	0.35%	to	2.00%	26.47%	to	27.28%
December 31, 2019	37,340	$2.70	to	$4.70	$161,984	0.00%	1.35%	to	2.00%	26.36%	to	27.17%
December 31, 2018	42,506	$2.13	to	$3.70	$145,112	0.00%	1.35%	to	2.00%	-6.73%	to	-6.13%
December 31, 2017	48,485	$2.28	to	$3.94	$176,690	0.00%	1.35%	to	2.00%	23.32%	to	24.11%
December 31, 2016	55,260	$1.84	to	$3.18	$162,271	0.00%	1.35%	to	2.00%	1.74%	to	2.39%

	Prudential Flexible Managed Portfolio
December 31, 2020	2,239	$4.04	to	$4.04	$9,057	0.00%	1.40%	to	1.40%	8.07%	to	8.07%
December 31, 2019	2,618	$3.74	to	$3.74	$9,799	0.00%	1.40%	to	1.40%	18.21%	to	18.21%
December 31, 2018	2,932	$3.17	to	$3.17	$9,283	0.00%	1.40%	to	1.40%	-5.52%	to	-5.52%
December 31, 2017	3,315	$3.35	to	$3.35	$11,108	0.00%	1.40%	to	1.40%	13.39%	to	13.39%
December 31, 2016	3,816	$2.96	to	$2.96	$11,278	0.00%	1.40%	to	1.40%	7.02%	to	7.02%

	Prudential Conservative Balanced Portfolio
December 31, 2020	2,977	$3.69	to	$10.79	$11,081	0.00%	0.50%	to	1.40%	9.74%	to	9.89%
December 31, 2019	3,375	$3.36	to	$3.36	$11,341	0.00%	1.40%	to	1.40%	16.85%	to	16.85%
December 31, 2018	3,926	$2.88	to	$2.88	$11,290	0.00%	1.40%	to	1.40%	-3.82%	to	-3.82%
December 31, 2017	4,680	$2.99	to	$2.99	$13,995	0.00%	1.40%	to	1.40%	10.82%	to	10.82%
December 31, 2016	5,307	$2.70	to	$2.70	$14,319	0.00%	1.40%	to	1.40%	5.80%	to	5.80%

	Prudential Value Portfolio (Class I)
December 31, 2020	46,148	$2.54	to	$10.29	$176,782	0.00%	0.35%	to	2.00%	1.55%	to	6.02%
December 31, 2019	53,910	$2.50	to	$5.13	$201,569	0.00%	1.35%	to	2.00%	23.59%	to	24.38%
December 31, 2018	61,203	$2.02	to	$4.13	$184,022	0.00%	1.35%	to	2.00%	-11.66%	to	-11.09%
December 31, 2017	69,321	$2.28	to	$4.64	$234,532	0.00%	1.35%	to	2.00%	14.70%	to	15.43%
December 31, 2016	78,962	$1.99	to	$4.03	$231,803	0.00%	1.35%	to	2.00%	9.22%	to	9.92%

	Prudential High Yield Bond Portfolio
December 31, 2020	19,359	$2.85	to	$20.21	$112,672	0.00%	0.40%	to	2.00%	5.01%	to	6.56%
December 31, 2019	22,359	$2.70	to	$19.13	$123,608	0.00%	1.35%	to	2.00%	14.05%	to	14.78%
December 31, 2018	25,233	$2.36	to	$16.68	$121,953	2.92%	1.35%	to	2.00%	-3.21%	to	-2.58%
December 31, 2017	28,650	$2.43	to	$17.13	$142,013	6.08%	1.35%	to	2.00%	5.70%	to	6.39%
December 31, 2016	31,834	$2.29	to	$16.11	$148,803	6.44%	1.35%	to	2.00%	13.97%	to	14.69%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2020	491	$5.17	to	$11.59	$2,772	0.00%	0.35%	to	1.40%	10.73%	to	21.00%
December 31, 2019	500	$4.67	to	$4.67	$2,335	0.00%	1.40%	to	1.40%	9.16%	to	9.16%
December 31, 2018	567	$4.28	to	$4.28	$2,428	0.00%	1.40%	to	1.40%	-19.21%	to	-19.21%
December 31, 2017	618	$5.30	to	$5.30	$3,270	0.00%	1.40%	to	1.40%	-1.56%	to	-1.56%
December 31, 2016	681	$5.38	to	$5.38	$3,665	0.00%	1.40%	to	1.40%	23.63%	to	23.63%

	Prudential Stock Index Portfolio
December 31, 2020	63,156	$2.60	to	$14.49	$418,550	0.00%	0.35%	to	2.00%	15.76%	to	17.66%
December 31, 2019	66,893	$2.24	to	$12.34	$334,880	0.00%	0.35%	to	2.00%	8.05%	to	30.35%
December 31, 2018	72,392	$1.74	to	$9.47	$255,597	0.00%	0.55%	to	2.00%	-6.50%	to	-4.55%
December 31, 2017	79,672	$1.86	to	$4.31	$286,798	1.59%	1.35%	to	2.00%	19.09%	to	19.85%
December 31, 2016	91,196	$1.55	to	$3.60	$273,088	1.84%	1.35%	to	2.00%	9.64%	to	10.34%
A131

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Global Portfolio
December 31, 2020	13,540	$1.97	to	$4.41	$52,146	0.00%	1.35%	to	2.00%	13.56%	to	14.29%
December 31, 2019	15,990	$1.73	to	$3.86	$53,522	0.00%	1.35%	to	2.00%	27.84%	to	28.66%
December 31, 2018	17,863	$1.35	to	$3.00	$46,310	0.00%	1.35%	to	2.00%	-9.14%	to	-8.55%
December 31, 2017	20,167	$1.48	to	$3.28	$57,220	0.00%	1.35%	to	2.00%	22.40%	to	23.19%
December 31, 2016	22,600	$1.21	to	$2.67	$52,073	0.00%	1.35%	to	2.00%	2.40%	to	3.06%

	Prudential Jennison Portfolio (Class I)
December 31, 2020	44,193	$3.39	to	$14.08	$367,736	0.00%	0.50%	to	2.00%	46.86%	to	54.12%
December 31, 2019	54,683	$2.20	to	$6.56	$292,761	0.00%	1.35%	to	2.00%	30.73%	to	31.57%
December 31, 2018	62,606	$1.68	to	$4.99	$254,461	0.00%	1.35%	to	2.00%	-2.73%	to	-2.11%
December 31, 2017	70,792	$1.72	to	$5.10	$294,436	0.00%	1.35%	to	2.00%	34.02%	to	34.88%
December 31, 2016	80,340	$1.28	to	$3.78	$247,239	0.00%	1.35%	to	2.00%	-2.84%	to	-2.22%

	Prudential Small Capitalization Stock Portfolio
December 31, 2020	8,149	$5.43	to	$11.93	$67,814	0.00%	0.35%	to	1.95%	8.83%	to	15.11%
December 31, 2019	8,817	$4.97	to	$10.80	$64,099	0.00%	0.35%	to	1.95%	4.55%	to	21.75%
December 31, 2018	9,177	$4.13	to	$8.87	$52,737	0.00%	0.55%	to	1.95%	-11.28%	to	-9.95%
December 31, 2017	9,680	$4.60	to	$7.06	$59,097	0.00%	1.35%	to	1.65%	11.17%	to	11.50%
December 31, 2016	10,868	$4.14	to	$6.33	$59,542	0.00%	1.35%	to	1.65%	24.46%	to	24.82%

	T. Rowe Price International Stock Portfolio
December 31, 2020	7,401	$1.74	to	$2.43	$17,760	0.56%	1.35%	to	1.65%	12.59%	to	12.93%
December 31, 2019	8,321	$1.54	to	$2.15	$17,711	2.34%	1.35%	to	1.65%	25.69%	to	26.07%
December 31, 2018	9,118	$1.23	to	$1.71	$15,414	1.28%	1.35%	to	1.65%	-15.61%	to	-15.36%
December 31, 2017	10,240	$1.46	to	$2.02	$20,483	1.10%	1.35%	to	1.65%	25.82%	to	26.19%
December 31, 2016	10,887	$1.16	to	$1.60	$17,264	1.04%	1.35%	to	1.65%	0.47%	to	0.77%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2020	10,587	$2.82	to	$4.48	$47,263	2.32%	1.35%	to	1.65%	-0.46%	to	-0.17%
December 31, 2019	12,151	$2.84	to	$4.48	$54,376	2.29%	1.35%	to	1.65%	24.35%	to	24.71%
December 31, 2018	14,040	$2.28	to	$3.60	$50,313	1.97%	1.35%	to	1.65%	-10.98%	to	-10.71%
December 31, 2017	16,255	$2.56	to	$4.03	$65,251	1.72%	1.35%	to	1.65%	14.15%	to	14.48%
December 31, 2016	18,852	$2.25	to	$3.52	$66,114	2.32%	1.35%	to	1.65%	17.24%	to	17.59%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2020	15,938	$2.02	to	$3.92	$61,367	1.31%	1.35%	to	1.65%	12.00%	to	12.33%
December 31, 2019	18,482	$1.80	to	$3.49	$63,440	0.93%	1.35%	to	1.65%	26.87%	to	27.25%
December 31, 2018	21,230	$1.42	to	$2.75	$57,041	0.88%	1.35%	to	1.65%	-10.88%	to	-10.61%
December 31, 2017	23,685	$1.59	to	$3.08	$71,342	1.02%	1.35%	to	1.65%	11.34%	to	11.67%
December 31, 2016	26,486	$1.43	to	$2.76	$71,610	0.75%	1.35%	to	1.65%	8.48%	to	8.81%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2020	10,970	$2.62	to	$5.57	$60,007	0.53%	1.35%	to	1.65%	30.80%	to	31.18%
December 31, 2019	12,904	$2.00	to	$4.25	$53,895	0.45%	1.35%	to	1.65%	33.33%	to	33.72%
December 31, 2018	14,982	$1.50	to	$3.18	$46,478	0.54%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	17,051	$1.57	to	$3.31	$55,171	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	19,342	$1.24	to	$2.62	$49,711	0.53%	1.35%	to	1.65%	-1.13%	to	-0.84%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2020	11,790	$2.35	to	$4.33	$50,513	1.35%	1.35%	to	1.65%	14.41%	to	14.75%
December 31, 2019	13,412	$2.05	to	$3.78	$50,130	1.89%	1.35%	to	1.65%	24.96%	to	25.33%
December 31, 2018	15,253	$1.64	to	$3.02	$45,259	1.73%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	16,962	$1.96	to	$3.60	$60,057	1.64%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	18,983	$1.52	to	$2.78	$52,039	5.03%	1.35%	to	1.65%	-7.96%	to	-7.70%

	MFS® Research Series (Initial Class)
December 31, 2020	3,265	$2.96	to	$4.91	$15,961	0.71%	1.35%	to	1.65%	14.70%	to	15.04%
December 31, 2019	3,984	$2.58	to	$4.27	$16,946	0.78%	1.35%	to	1.65%	30.79%	to	31.18%
December 31, 2018	4,671	$1.98	to	$3.26	$15,159	0.69%	1.35%	to	1.65%	-5.93%	to	-5.65%
December 31, 2017	5,304	$2.10	to	$3.46	$18,258	1.35%	1.35%	to	1.65%	21.37%	to	21.73%
December 31, 2016	6,000	$1.73	to	$2.84	$16,979	0.78%	1.35%	to	1.65%	6.98%	to	7.29%
A132

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2020	10,743	$3.63	to	$6.92	$74,028	0.00%	1.35%	to	1.65%	29.72%	to	30.10%
December 31, 2019	12,438	$2.80	to	$5.32	$65,895	0.00%	1.35%	to	1.65%	35.91%	to	36.31%
December 31, 2018	14,096	$2.06	to	$3.91	$54,733	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	15,863	$2.04	to	$3.86	$60,861	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	17,677	$1.58	to	$2.98	$52,348	0.04%	1.35%	to	1.65%	0.78%	to	1.08%

	American Century VP Value Fund (Class I)
December 31, 2020	4,347	$3.53	to	$4.38	$18,931	2.28%	1.35%	to	1.65%	-0.66%	to	-0.37%
December 31, 2019	5,157	$3.56	to	$4.40	$22,558	2.11%	1.35%	to	1.65%	24.97%	to	25.34%
December 31, 2018	5,697	$2.85	to	$3.51	$19,901	1.63%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	6,738	$3.19	to	$3.92	$26,279	1.64%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	7,562	$2.98	to	$3.65	$27,509	1.74%	1.35%	to	1.65%	18.53%	to	18.88%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2020	4,762	$3.46	to	$6.12	$28,341	0.00%	1.35%	to	1.65%	52.58%	to	53.03%
December 31, 2019	5,769	$2.27	to	$4.00	$22,472	0.00%	1.35%	to	1.65%	29.30%	to	29.68%
December 31, 2018	6,616	$1.75	to	$3.09	$19,925	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	7,437	$1.88	to	$3.31	$24,043	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	8,208	$1.58	to	$2.76	$22,199	0.00%	1.35%	to	1.65%	2.49%	to	2.79%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2020	8,380	$4.68	to	$5.08	$42,559	0.00%	1.35%	to	1.65%	28.80%	to	29.18%
December 31, 2019	10,237	$3.63	to	$3.94	$40,233	0.00%	1.35%	to	1.65%	26.83%	to	27.21%
December 31, 2018	11,616	$2.87	to	$3.09	$35,914	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	13,523	$3.08	to	$3.32	$44,792	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	15,618	$2.40	to	$2.58	$40,266	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%

	Davis Value Portfolio
December 31, 2020	7,837	$2.46	to	$2.61	$20,215	0.68%	1.35%	to	1.65%	9.91%	to	10.23%
December 31, 2019	9,411	$2.23	to	$2.37	$22,038	1.53%	1.35%	to	1.65%	29.04%	to	29.42%
December 31, 2018	10,765	$1.73	to	$1.83	$19,489	0.81%	1.35%	to	1.65%	-15.02%	to	-14.76%
December 31, 2017	12,130	$2.04	to	$2.15	$25,779	0.74%	1.35%	to	1.65%	20.64%	to	21.00%
December 31, 2016	13,699	$1.69	to	$1.77	$24,077	1.23%	1.35%	to	1.65%	10.07%	to	10.39%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2020	3,771	$2.51	to	$2.67	$9,931	0.00%	1.35%	to	1.65%	32.95%	to	33.35%
December 31, 2019	4,604	$1.89	to	$2.00	$9,102	0.00%	1.35%	to	1.65%	32.18%	to	32.57%
December 31, 2018	5,260	$1.43	to	$1.51	$7,847	0.00%	1.35%	to	1.65%	0.65%	to	0.95%
December 31, 2017	5,895	$1.42	to	$1.49	$8,716	0.00%	1.35%	to	1.65%	29.55%	to	29.92%
December 31, 2016	5,898	$1.09	to	$1.15	$6,715	0.00%	1.35%	to	1.65%	0.70%	to	1.00%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2020	19,333	$2.76	to	$10.34	$67,045	0.00%	0.40%	to	2.00%	-0.10%	to	6.65%
December 31, 2019	21,777	$2.76	to	$3.79	$75,215	0.00%	1.35%	to	2.00%	20.37%	to	21.15%
December 31, 2018	24,057	$2.29	to	$3.13	$68,759	0.00%	1.35%	to	2.00%	-15.49%	to	-14.95%
December 31, 2017	26,956	$2.71	to	$3.69	$90,794	0.00%	1.35%	to	2.00%	10.00%	to	10.70%
December 31, 2016	30,664	$2.46	to	$3.33	$93,506	0.00%	1.35%	to	2.00%	23.00%	to	23.79%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2020	3,104	$2.12	to	$4.87	$10,649	0.35%	1.40%	to	2.00%	29.98%	to	30.75%
December 31, 2019	3,816	$1.63	to	$3.73	$10,042	0.30%	1.40%	to	2.00%	32.57%	to	33.36%
December 31, 2018	4,362	$1.22	to	$2.79	$8,623	0.36%	1.40%	to	2.00%	-4.75%	to	-4.19%
December 31, 2017	4,943	$1.28	to	$2.92	$10,326	0.24%	1.40%	to	2.00%	25.06%	to	25.80%
December 31, 2016	5,449	$1.02	to	$2.32	$9,067	0.38%	1.40%	to	2.00%	-1.69%	to	-1.10%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2020	18,627	$3.70	to	$13.62	$112,875	0.00%	0.40%	to	2.00%	40.63%	to	45.51%
December 31, 2019	23,411	$2.55	to	$5.80	$97,759	0.00%	1.35%	to	2.00%	35.01%	to	35.88%
December 31, 2018	27,121	$1.89	to	$4.27	$83,325	0.00%	1.35%	to	2.00%	-9.66%	to	-9.08%
December 31, 2017	31,152	$2.08	to	$4.70	$105,906	0.00%	1.35%	to	2.00%	20.04%	to	20.81%
December 31, 2016	35,035	$1.73	to	$3.89	$98,683	0.00%	1.35%	to	2.00%	2.28%	to	2.93%
A133

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio (Class I)
December 31, 2020	11,417	$1.54	to	$3.92	$32,180	0.00%	1.40%	to	2.00%	29.52%	to	30.29%
December 31, 2019	13,518	$1.19	to	$3.01	$29,335	0.00%	1.40%	to	2.00%	29.79%	to	30.56%
December 31, 2018	15,124	$0.91	to	$2.30	$25,293	0.00%	1.40%	to	2.00%	-14.53%	to	-14.02%
December 31, 2017	16,536	$1.06	to	$2.68	$32,257	0.00%	1.40%	to	2.00%	33.16%	to	33.95%
December 31, 2016	18,568	$0.80	to	$2.00	$27,188	0.00%	1.40%	to	2.00%	-5.47%	to	-4.91%

	AST Cohen & Steers Realty Portfolio
December 31, 2020	10,060	$9.87	to	$35.58	$223,300	0.00%	0.35%	to	3.25%	-6.00%	to	-3.18%
December 31, 2019	10,352	$10.22	to	$37.33	$243,120	0.00%	0.35%	to	3.25%	1.14%	to	30.49%
December 31, 2018	10,466	$10.86	to	$29.01	$191,487	0.00%	0.55%	to	3.25%	-7.87%	to	-5.28%
December 31, 2017	12,441	$11.50	to	$31.05	$243,725	0.00%	0.55%	to	3.25%	2.80%	to	5.66%
December 31, 2016	12,696	$10.92	to	$29.79	$239,515	0.00%	0.55%	to	3.25%	1.42%	to	4.24%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2020	87,356	$12.02	to	$19.31	$1,414,008	0.00%	0.35%	to	3.25%	7.73%	to	10.96%
December 31, 2019	96,113	$10.84	to	$17.59	$1,414,259	0.00%	0.35%	to	3.25%	8.30%	to	13.98%
December 31, 2018	95,363	$11.52	to	$15.56	$1,245,804	0.00%	0.55%	to	3.25%	-8.23%	to	-5.65%
December 31, 2017	111,352	$12.45	to	$16.63	$1,564,163	0.00%	0.55%	to	3.25%	8.51%	to	11.53%
December 31, 2016	116,489	$11.26	to	$15.04	$1,487,767	0.00%	0.55%	to	3.25%	0.47%	to	3.27%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2020	40,083	$10.75	to	$24.17	$722,108	0.00%	0.35%	to	3.25%	-1.23%	to	1.73%
December 31, 2019	40,565	$10.60	to	$24.14	$726,342	0.00%	0.35%	to	3.25%	6.16%	to	25.28%
December 31, 2018	8,217	$10.15	to	$19.53	$119,811	0.00%	0.55%	to	3.25%	-12.66%	to	-10.21%
December 31, 2017	8,178	$11.32	to	$22.06	$134,367	0.00%	0.55%	to	3.25%	12.78%	to	15.91%
December 31, 2016	7,875	$9.78	to	$19.29	$113,488	0.00%	0.55%	to	3.25%	2.69%	to	5.55%

	AST High Yield Portfolio
December 31, 2020	13,874	$10.44	to	$20.60	$222,486	0.00%	0.35%	to	3.25%	-0.70%	to	2.28%
December 31, 2019	13,888	$10.24	to	$20.46	$223,392	0.00%	0.35%	to	3.25%	2.23%	to	14.66%
December 31, 2018	12,898	$11.29	to	$18.09	$183,296	0.00%	0.55%	to	3.25%	-5.19%	to	-2.53%
December 31, 2017	14,829	$11.59	to	$18.82	$219,287	0.00%	0.55%	to	3.25%	3.99%	to	6.88%
December 31, 2016	14,421	$10.86	to	$17.85	$202,254	0.00%	0.55%	to	3.25%	11.66%	to	14.76%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2020	6,330	$14.64	to	$49.23	$214,364	0.00%	0.35%	to	2.95%	31.31%	to	34.71%
December 31, 2019	7,452	$10.90	to	$37.13	$193,371	0.00%	0.48%	to	3.25%	8.73%	to	35.73%
December 31, 2018	7,551	$10.82	to	$27.73	$146,258	0.00%	0.55%	to	3.25%	-13.76%	to	-11.34%
December 31, 2017	8,199	$12.22	to	$31.72	$181,631	0.00%	0.55%	to	3.25%	23.55%	to	26.99%
December 31, 2016	7,974	$9.64	to	$25.32	$141,144	0.00%	0.55%	to	3.25%	4.21%	to	7.11%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2020	5,021	$9.56	to	$27.24	$98,039	0.00%	0.35%	to	3.25%	-8.88%	to	-6.14%
December 31, 2019	4,833	$10.22	to	$29.48	$101,715	0.00%	0.35%	to	3.25%	1.67%	to	18.49%
December 31, 2018	4,673	$10.58	to	$25.23	$83,510	0.00%	0.55%	to	3.25%	-19.26%	to	-16.99%
December 31, 2017	5,461	$12.78	to	$30.81	$119,136	0.00%	0.55%	to	3.25%	14.69%	to	17.88%
December 31, 2016	5,669	$10.88	to	$26.50	$106,317	0.00%	0.55%	to	3.25%	10.30%	to	13.37%

	AST Small-Cap Value Portfolio
December 31, 2020	6,132	$10.41	to	$28.72	$126,028	0.00%	0.35%	to	3.25%	-2.42%	to	0.51%
December 31, 2019	6,037	$10.35	to	$29.03	$126,086	0.00%	0.35%	to	3.25%	3.90%	to	21.31%
December 31, 2018	5,875	$11.20	to	$24.26	$101,852	0.00%	0.55%	to	3.25%	-19.79%	to	-17.53%
December 31, 2017	6,775	$13.62	to	$29.83	$144,480	0.00%	0.55%	to	3.25%	3.87%	to	6.76%
December 31, 2016	6,921	$12.80	to	$28.33	$139,960	0.00%	0.55%	to	3.25%	25.02%	to	28.49%

	AST Mid-Cap Growth Portfolio
December 31, 2020	21,152	$13.91	to	$45.77	$694,961	0.00%	0.35%	to	3.25%	30.46%	to	34.37%
December 31, 2019	24,558	$10.39	to	$34.61	$614,786	0.00%	0.35%	to	3.25%	3.60%	to	29.44%
December 31, 2018	25,757	$11.84	to	$27.11	$503,319	0.00%	0.55%	to	3.25%	-7.48%	to	-4.88%
December 31, 2017	29,239	$12.49	to	$28.89	$608,567	0.00%	0.55%	to	3.25%	22.97%	to	26.39%
December 31, 2016	29,784	$9.91	to	$23.18	$496,877	0.00%	0.55%	to	3.25%	-1.65%	to	1.09%
A134

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2020	20,701	$10.63	to	$30.51	$456,871	0.00%	0.35%	to	2.95%	-2.60%	to	-0.08%
December 31, 2019	20,480	$10.67	to	$31.02	$458,129	0.00%	0.35%	to	3.25%	6.16%	to	28.81%
December 31, 2018	21,289	$11.60	to	$24.42	$371,822	0.00%	0.55%	to	3.25%	-16.96%	to	-14.63%
December 31, 2017	22,705	$13.63	to	$29.00	$467,505	0.00%	0.55%	to	3.25%	15.33%	to	18.54%
December 31, 2016	23,496	$11.53	to	$24.81	$411,063	0.00%	0.55%	to	3.25%	16.00%	to	19.23%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2020	11,729	$14.06	to	$53.96	$463,953	0.00%	0.35%	to	3.25%	27.32%	to	31.13%
December 31, 2019	14,351	$10.76	to	$41.81	$443,267	0.00%	0.35%	to	3.25%	8.21%	to	30.91%
December 31, 2018	15,298	$14.30	to	$32.38	$365,724	0.00%	0.55%	to	3.25%	-5.87%	to	-3.23%
December 31, 2017	18,619	$14.82	to	$33.93	$466,163	0.00%	0.55%	to	3.25%	28.68%	to	32.26%
December 31, 2016	20,369	$11.24	to	$26.01	$390,226	0.00%	0.55%	to	3.25%	2.15%	to	5.00%

	AST MFS Growth Portfolio
December 31, 2020	7,886	$13.89	to	$50.33	$293,573	0.00%	0.35%	to	2.95%	26.74%	to	30.02%
December 31, 2019	7,964	$10.72	to	$39.33	$241,787	0.00%	0.48%	to	3.25%	7.58%	to	37.02%
December 31, 2018	7,728	$13.95	to	$29.10	$176,703	0.00%	0.55%	to	3.25%	-1.19%	to	1.59%
December 31, 2017	7,414	$13.78	to	$29.05	$170,338	0.00%	0.55%	to	3.25%	26.47%	to	29.99%
December 31, 2016	7,161	$10.63	to	$22.66	$127,817	0.00%	0.55%	to	3.25%	-1.39%	to	1.35%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2020	16,157	$10.06	to	$32.02	$340,471	0.00%	0.35%	to	3.25%	-4.98%	to	-2.13%
December 31, 2019	15,686	$10.28	to	$33.24	$344,588	0.00%	0.35%	to	3.25%	2.85%	to	20.35%
December 31, 2018	14,849	$10.61	to	$28.00	$275,012	0.00%	0.55%	to	3.25%	-19.17%	to	-16.90%
December 31, 2017	16,836	$12.81	to	$34.17	$381,807	0.00%	0.55%	to	3.25%	10.10%	to	13.16%
December 31, 2016	16,396	$11.35	to	$30.61	$334,007	0.00%	0.55%	to	3.25%	14.40%	to	17.58%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2020	19,290	$8.42	to	$12.63	$203,814	0.00%	0.35%	to	3.25%	-0.77%	to	2.20%
December 31, 2019	17,476	$8.49	to	$12.46	$181,540	0.00%	0.35%	to	3.25%	0.70%	to	4.05%
December 31, 2018	15,418	$8.38	to	$12.05	$154,769	0.00%	0.55%	to	3.25%	-2.55%	to	0.19%
December 31, 2017	16,298	$8.60	to	$12.10	$164,924	0.00%	0.55%	to	3.25%	-1.59%	to	1.15%
December 31, 2016	15,963	$8.74	to	$12.03	$161,562	0.00%	0.55%	to	3.25%	-1.66%	to	1.08%

	AST QMA US Equity Alpha Portfolio
December 31, 2020	8,719	$10.18	to	$35.67	$224,029	0.00%	0.35%	to	3.25%	-8.27%	to	-5.52%
December 31, 2019	9,514	$10.81	to	$38.35	$265,594	0.00%	0.35%	to	3.25%	8.35%	to	23.78%
December 31, 2018	9,828	$13.04	to	$31.42	$223,948	0.00%	0.55%	to	3.25%	-11.22%	to	-8.72%
December 31, 2017	10,875	$14.33	to	$34.90	$275,319	0.00%	0.55%	to	3.25%	18.29%	to	21.58%
December 31, 2016	10,551	$11.82	to	$29.10	$222,962	0.00%	0.55%	to	3.25%	11.12%	to	14.21%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2020	23,647	$8.04	to	$13.78	$236,498	0.00%	0.35%	to	3.25%	-5.40%	to	-2.56%
December 31, 2019	22,956	$8.49	to	$14.29	$236,498	0.00%	0.48%	to	3.25%	4.54%	to	16.22%
December 31, 2018	20,119	$7.33	to	$12.40	$180,098	0.00%	0.55%	to	3.25%	-19.38%	to	-17.11%
December 31, 2017	26,241	$8.87	to	$15.09	$285,152	0.00%	0.55%	to	3.25%	6.73%	to	9.70%
December 31, 2016	26,455	$8.11	to	$13.87	$265,263	0.00%	0.55%	to	3.25%	20.58%	to	23.93%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2020	574,902	$12.52	to	$25.10	$11,461,948	0.00%	0.35%	to	3.25%	8.88%	to	12.14%
December 31, 2019	633,579	$11.16	to	$22.74	$11,362,924	0.00%	0.35%	to	3.25%	11.44%	to	20.18%
December 31, 2018	650,405	$12.92	to	$19.18	$9,844,073	0.00%	0.55%	to	3.25%	-8.42%	to	-5.85%
December 31, 2017	717,175	$13.85	to	$20.66	$11,688,101	0.00%	0.55%	to	3.25%	11.67%	to	14.77%
December 31, 2016	735,805	$12.18	to	$18.25	$10,599,350	0.00%	0.55%	to	3.25%	4.06%	to	6.95%

	AST MFS Global Equity Portfolio
December 31, 2020	17,709	$11.95	to	$33.53	$440,204	0.00%	0.35%	to	3.25%	10.47%	to	13.78%
December 31, 2019	19,444	$10.53	to	$29.94	$432,853	0.00%	0.35%	to	3.25%	6.47%	to	29.24%
December 31, 2018	20,366	$11.72	to	$23.49	$354,584	0.00%	0.55%	to	3.25%	-12.51%	to	-10.05%
December 31, 2017	22,832	$13.07	to	$26.48	$447,924	0.00%	0.55%	to	3.25%	19.83%	to	23.16%
December 31, 2016	22,338	$10.65	to	$21.80	$360,344	0.00%	0.55%	to	3.25%	3.64%	to	6.52%
A135

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan International Equity Portfolio
December 31, 2020	14,571	$12.99	to	$21.51	$235,886	0.00%	0.35%	to	3.25%	9.41%	to	12.68%
December 31, 2019	15,796	$11.53	to	$19.39	$228,162	0.00%	0.35%	to	3.25%	14.87%	to	26.52%
December 31, 2018	15,994	$9.51	to	$15.54	$184,020	0.00%	0.55%	to	3.25%	-20.17%	to	-17.92%
December 31, 2017	17,268	$12.12	to	$19.20	$244,941	0.00%	0.55%	to	3.25%	25.43%	to	28.92%
December 31, 2016	16,014	$9.15	to	$15.10	$178,124	0.00%	0.55%	to	3.25%	-1.37%	to	1.37%

	AST Templeton Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$8.12	to	$11.80	$—	0.00%	0.35%	to	2.85%	-7.83%	to	-5.78%
December 31, 2019	17,621	$8.46	to	$12.61	$178,859	0.00%	0.35%	to	3.25%	-2.27%	to	1.05%
December 31, 2018	16,607	$8.60	to	$12.55	$167,385	0.00%	0.55%	to	3.25%	-1.33%	to	1.44%
December 31, 2017	18,787	$8.72	to	$12.45	$188,205	0.00%	0.55%	to	3.25%	-1.27%	to	1.48%
December 31, 2016	17,312	$8.83	to	$12.34	$172,270	0.00%	0.55%	to	3.25%	0.97%	to	3.78%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2020	92,867	$11.80	to	$23.70	$1,483,962	0.00%	0.35%	to	3.25%	3.19%	to	6.29%
December 31, 2019	103,044	$11.10	to	$22.66	$1,562,700	0.00%	0.35%	to	3.25%	11.12%	to	19.89%
December 31, 2018	102,640	$11.18	to	$19.16	$1,310,263	0.00%	0.55%	to	3.25%	-8.10%	to	-5.52%
December 31, 2017	119,256	$12.10	to	$20.56	$1,626,779	0.00%	0.55%	to	3.25%	9.91%	to	12.97%
December 31, 2016	123,829	$10.93	to	$18.45	$1,510,962	0.00%	0.55%	to	3.25%	3.07%	to	5.94%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2020	462,883	$12.58	to	$27.09	$9,641,762	0.00%	0.35%	to	3.25%	9.73%	to	13.02%
December 31, 2019	502,215	$11.13	to	$24.35	$9,349,469	0.00%	0.35%	to	3.25%	11.09%	to	21.58%
December 31, 2018	498,529	$13.51	to	$20.31	$7,745,029	0.00%	0.55%	to	3.25%	-9.28%	to	-6.74%
December 31, 2017	536,307	$14.79	to	$22.08	$9,063,319	0.00%	0.55%	to	3.25%	14.07%	to	17.24%
December 31, 2016	530,110	$12.78	to	$19.09	$7,757,048	0.00%	0.55%	to	3.25%	3.37%	to	6.25%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2020	185,426	$11.18	to	$17.83	$2,680,163	0.00%	0.35%	to	3.25%	0.83%	to	3.85%
December 31, 2019	199,719	$10.76	to	$17.44	$2,798,739	0.00%	0.35%	to	3.25%	7.65%	to	15.42%
December 31, 2018	186,564	$10.57	to	$15.32	$2,281,769	0.00%	0.55%	to	3.25%	-11.14%	to	-8.64%
December 31, 2017	245,825	$11.81	to	$17.01	$3,337,538	0.00%	0.55%	to	3.25%	8.94%	to	11.97%
December 31, 2016	252,678	$10.77	to	$15.40	$3,099,702	0.00%	0.55%	to	3.25%	2.89%	to	5.75%

	AST Balanced Asset Allocation Portfolio
December 31, 2020	406,939	$12.29	to	$23.74	$7,752,708	0.00%	0.35%	to	3.25%	8.14%	to	11.38%
December 31, 2019	445,608	$11.03	to	$21.65	$7,699,602	0.00%	0.35%	to	3.25%	10.20%	to	18.76%
December 31, 2018	454,582	$12.98	to	$18.48	$6,701,812	0.00%	0.55%	to	3.25%	-8.04%	to	-5.46%
December 31, 2017	489,240	$13.86	to	$19.82	$7,740,602	0.00%	0.55%	to	3.25%	11.18%	to	14.28%
December 31, 2016	504,036	$12.23	to	$17.59	$7,082,882	0.00%	0.55%	to	3.25%	2.85%	to	5.71%

	AST Preservation Asset Allocation Portfolio
December 31, 2020	272,149	$11.81	to	$18.93	$4,402,595	0.00%	0.35%	to	3.25%	5.54%	to	8.70%
December 31, 2019	287,724	$10.87	to	$17.70	$4,326,551	0.00%	0.35%	to	3.25%	8.60%	to	14.11%
December 31, 2018	292,347	$11.72	to	$15.72	$3,901,018	0.00%	0.55%	to	3.25%	-6.02%	to	-3.38%
December 31, 2017	329,485	$12.29	to	$16.50	$4,615,130	0.00%	0.55%	to	3.25%	6.56%	to	9.53%
December 31, 2016	325,237	$11.32	to	$15.27	$4,238,527	0.00%	0.55%	to	3.25%	2.10%	to	4.95%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2020	199,009	$12.04	to	$21.68	$3,365,838	0.00%	0.35%	to	3.25%	5.22%	to	8.38%
December 31, 2019	219,308	$11.10	to	$20.32	$3,452,244	0.00%	0.35%	to	3.25%	10.98%	to	19.34%
December 31, 2018	223,080	$11.23	to	$17.27	$2,980,411	0.00%	0.55%	to	3.25%	-10.76%	to	-8.25%
December 31, 2017	253,498	$12.50	to	$19.08	$3,737,054	0.00%	0.55%	to	3.25%	12.70%	to	15.83%
December 31, 2016	258,493	$11.02	to	$16.70	$3,336,732	0.00%	0.55%	to	3.25%	0.87%	to	3.68%

	AST Prudential Growth Allocation Portfolio
December 31, 2020	677,603	$11.48	to	$23.47	$12,604,378	0.00%	0.35%	to	3.25%	2.42%	to	5.49%
December 31, 2019	747,873	$10.88	to	$22.61	$13,282,205	0.00%	0.35%	to	3.25%	8.75%	to	18.52%
December 31, 2018	735,149	$11.77	to	$19.34	$11,139,504	0.00%	0.55%	to	3.25%	-10.62%	to	-8.11%
December 31, 2017	865,745	$13.08	to	$21.34	$14,454,365	0.00%	0.55%	to	3.25%	12.33%	to	15.46%
December 31, 2016	522,511	$11.56	to	$18.74	$7,626,845	0.00%	0.55%	to	3.25%	6.53%	to	9.49%
A136

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Advanced Strategies Portfolio
December 31, 2020	320,430	$12.37	to	$25.76	$6,421,615	0.00%	0.35%	to	3.25%	7.08%	to	10.29%
December 31, 2019	355,641	$11.21	to	$23.73	$6,516,238	0.00%	0.35%	to	3.25%	11.97%	to	21.19%
December 31, 2018	369,894	$13.04	to	$19.85	$5,670,025	0.00%	0.55%	to	3.25%	-8.96%	to	-6.41%
December 31, 2017	410,175	$14.06	to	$21.51	$6,806,564	0.00%	0.55%	to	3.25%	13.14%	to	16.28%
December 31, 2016	426,322	$12.20	to	$18.75	$6,167,029	0.00%	0.55%	to	3.25%	3.63%	to	6.52%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2020	26,177	$14.92	to	$64.30	$1,198,109	0.00%	0.35%	to	3.25%	35.27%	to	39.32%
December 31, 2019	29,332	$10.74	to	$46.89	$1,011,442	0.00%	0.35%	to	3.25%	7.75%	to	27.52%
December 31, 2018	29,238	$15.05	to	$37.28	$806,817	0.00%	0.55%	to	3.25%	0.47%	to	3.29%
December 31, 2017	30,787	$14.62	to	$36.60	$833,920	0.00%	0.55%	to	3.25%	33.42%	to	37.13%
December 31, 2016	29,887	$10.69	to	$27.06	$601,544	0.00%	0.55%	to	3.25%	-0.63%	to	2.13%

	AST Government Money Market Portfolio
December 31, 2020	42,575	$7.37	to	$10.10	$394,114	0.15%	0.35%	to	3.10%	-2.89%	to	-0.13%
December 31, 2019	25,141	$7.48	to	$10.11	$231,233	1.67%	0.35%	to	3.25%	-1.61%	to	1.13%
December 31, 2018	23,879	$7.60	to	$9.92	$218,732	1.30%	0.55%	to	3.25%	-2.01%	to	0.74%
December 31, 2017	22,117	$7.76	to	$9.86	$200,273	0.33%	0.55%	to	3.25%	-2.91%	to	-0.21%
December 31, 2016	25,161	$7.99	to	$9.90	$229,531	0.00%	0.55%	to	3.25%	-3.24%	to	-0.56%

	AST Small-Cap Growth Portfolio
December 31, 2020	9,192	$15.31	to	$55.97	$357,295	0.00%	0.35%	to	3.25%	43.57%	to	47.87%
December 31, 2019	10,768	$10.38	to	$38.45	$291,501	0.00%	0.35%	to	3.25%	3.62%	to	29.40%
December 31, 2018	10,535	$11.94	to	$30.13	$223,149	0.00%	0.55%	to	3.25%	-11.40%	to	-8.91%
December 31, 2017	10,814	$13.15	to	$33.54	$255,987	0.00%	0.55%	to	3.25%	19.90%	to	23.24%
December 31, 2016	10,540	$10.70	to	$27.59	$205,700	0.00%	0.55%	to	3.25%	8.44%	to	11.46%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2020	124,642	$10.54	to	$16.76	$1,628,565	0.00%	0.35%	to	3.25%	3.88%	to	6.99%
December 31, 2019	126,833	$10.13	to	$15.79	$1,556,275	0.00%	0.35%	to	3.25%	0.97%	to	8.62%
December 31, 2018	124,403	$9.60	to	$14.62	$1,411,077	0.00%	0.55%	to	3.25%	-3.91%	to	-1.21%
December 31, 2017	147,932	$9.99	to	$14.89	$1,717,612	0.00%	0.55%	to	3.25%	0.98%	to	3.79%
December 31, 2016	143,734	$9.87	to	$14.43	$1,625,408	0.00%	0.55%	to	3.25%	0.85%	to	3.66%

	AST International Value Portfolio
December 31, 2020	10,617	$10.15	to	$16.69	$133,174	0.00%	0.35%	to	3.25%	-3.84%	to	-0.95%
December 31, 2019	10,845	$10.41	to	$17.12	$138,312	0.00%	0.35%	to	3.25%	7.85%	to	19.36%
December 31, 2018	10,563	$8.85	to	$14.54	$112,783	0.00%	0.55%	to	3.25%	-18.88%	to	-16.60%
December 31, 2017	11,483	$10.76	to	$17.68	$147,956	0.00%	0.55%	to	3.25%	18.83%	to	22.14%
December 31, 2016	11,324	$8.86	to	$14.68	$119,788	0.00%	0.55%	to	3.25%	-2.68%	to	0.03%

	AST International Growth Portfolio
December 31, 2020	14,820	$14.20	to	$29.31	$319,509	0.00%	0.35%	to	3.25%	27.06%	to	30.86%
December 31, 2019	17,070	$10.89	to	$22.75	$284,222	0.00%	0.35%	to	3.25%	10.22%	to	31.38%
December 31, 2018	18,472	$10.07	to	$17.56	$234,931	0.00%	0.55%	to	3.25%	-16.16%	to	-13.81%
December 31, 2017	18,218	$11.83	to	$20.65	$269,589	0.00%	0.55%	to	3.25%	31.04%	to	34.68%
December 31, 2016	17,977	$8.94	to	$15.55	$196,952	0.00%	0.55%	to	3.25%	-6.90%	to	-4.31%

	AST Investment Grade Bond Portfolio
December 31, 2020	67,533	$12.60	to	$21.49	$1,150,344	0.00%	0.35%	to	2.65%	13.38%	to	16.06%
December 31, 2019	97,350	$11.08	to	$18.62	$1,430,638	0.00%	0.55%	to	2.65%	8.28%	to	10.62%
December 31, 2018	571,595	$10.16	to	$16.90	$7,019,502	0.00%	0.55%	to	2.65%	-2.92%	to	-0.82%
December 31, 2017	91,943	$10.39	to	$17.11	$1,250,379	0.00%	0.55%	to	2.65%	1.56%	to	3.74%
December 31, 2016	229,222	$10.16	to	$16.56	$2,963,396	0.00%	0.55%	to	2.65%	1.45%	to	3.63%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2020	94,750	$11.05	to	$16.34	$1,381,144	0.00%	0.35%	to	3.25%	4.60%	to	7.73%
December 31, 2019	97,267	$10.29	to	$15.26	$1,323,031	0.00%	0.35%	to	3.25%	2.43%	to	11.68%
December 31, 2018	96,820	$10.55	to	$13.71	$1,185,539	0.00%	0.55%	to	3.25%	-5.46%	to	-2.80%
December 31, 2017	56,852	$10.92	to	$14.16	$723,371	0.00%	0.55%	to	3.25%	2.86%	to	5.72%
December 31, 2016	50,540	$10.37	to	$13.45	$615,290	0.00%	0.55%	to	3.25%	1.74%	to	4.57%
A137

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Cohen & Steers Global Realty Portfolio
December 31, 2020	4,067	$10.03	to	$25.10	$70,617	0.00%	0.35%	to	3.25%	-6.10%	to	-3.28%
December 31, 2019	3,976	$10.41	to	$26.37	$72,741	0.00%	0.35%	to	3.25%	3.77%	to	24.44%
December 31, 2018	3,864	$10.44	to	$21.49	$57,715	0.00%	0.55%	to	3.25%	-7.82%	to	-5.24%
December 31, 2017	4,913	$11.05	to	$22.99	$78,498	0.00%	0.55%	to	3.25%	7.29%	to	10.28%
December 31, 2016	4,912	$10.05	to	$21.14	$71,984	0.00%	0.55%	to	3.25%	-2.38%	to	0.34%

	AST Emerging Markets Equity Portfolio
December 31, 2020	24,148	$8.89	to	$15.77	$262,116	0.00%	0.35%	to	3.25%	0.68%	to	3.70%
December 31, 2019	20,056	$8.77	to	$15.45	$209,425	0.00%	0.35%	to	3.25%	4.14%	to	12.72%
December 31, 2018	18,399	$7.94	to	$13.89	$171,197	0.00%	0.55%	to	3.25%	-16.86%	to	-14.52%
December 31, 2017	21,866	$9.48	to	$16.48	$240,319	0.00%	0.55%	to	3.25%	22.28%	to	25.68%
December 31, 2016	19,509	$7.70	to	$13.30	$172,460	0.00%	0.55%	to	3.25%	8.72%	to	11.74%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2020	14,038	$10.65	to	$32.49	$326,190	0.00%	0.35%	to	3.25%	-0.89%	to	2.08%
December 31, 2019	13,918	$10.46	to	$32.33	$322,702	0.00%	0.35%	to	3.25%	4.13%	to	21.96%
December 31, 2018	13,468	$11.49	to	$26.88	$258,665	0.00%	0.55%	to	3.25%	-16.87%	to	-14.54%
December 31, 2017	15,520	$13.48	to	$31.89	$354,794	0.00%	0.55%	to	3.25%	8.55%	to	11.57%
December 31, 2016	15,081	$12.12	to	$28.98	$314,315	0.00%	0.55%	to	3.25%	20.28%	to	23.63%

	AST AllianzGI World Trends Portfolio
December 31, 2020	235,817	$12.56	to	$20.89	$4,004,115	0.00%	0.35%	to	3.25%	10.39%	to	13.70%
December 31, 2019	262,440	$11.04	to	$18.66	$3,953,412	0.00%	0.35%	to	3.25%	10.27%	to	17.40%
December 31, 2018	262,006	$11.13	to	$16.12	$3,400,441	0.00%	0.55%	to	3.25%	-10.91%	to	-8.41%
December 31, 2017	304,321	$12.40	to	$17.84	$4,362,027	0.00%	0.55%	to	3.25%	12.47%	to	15.59%
December 31, 2016	310,671	$10.95	to	$15.65	$3,900,808	0.00%	0.55%	to	3.25%	1.42%	to	4.24%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2020	137,600	$12.45	to	$24.03	$2,547,203	0.00%	0.35%	to	3.25%	9.48%	to	12.76%
December 31, 2019	150,691	$11.04	to	$21.65	$2,498,498	0.00%	0.35%	to	3.25%	10.30%	to	18.77%
December 31, 2018	147,090	$12.40	to	$18.48	$2,084,922	0.00%	0.55%	to	3.25%	-10.40%	to	-7.88%
December 31, 2017	164,998	$13.66	to	$20.34	$2,577,929	0.00%	0.55%	to	3.25%	13.17%	to	16.31%
December 31, 2016	161,567	$11.85	to	$17.73	$2,207,522	0.00%	0.55%	to	3.25%	1.81%	to	4.64%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2020	142,027	$11.80	to	$18.46	$2,118,632	0.00%	0.35%	to	3.25%	5.43%	to	8.58%
December 31, 2019	154,762	$10.87	to	$17.27	$2,145,046	0.00%	0.35%	to	3.25%	8.59%	to	15.38%
December 31, 2018	146,491	$10.93	to	$15.17	$1,775,756	0.00%	0.55%	to	3.25%	-10.10%	to	-7.57%
December 31, 2017	176,872	$12.07	to	$16.65	$2,355,804	0.00%	0.55%	to	3.25%	8.64%	to	11.67%
December 31, 2016	149,331	$10.93	to	$15.11	$1,819,142	0.00%	0.55%	to	3.25%	1.84%	to	4.68%

	ProFund VP Consumer Services
December 31, 2020	29	$14.30	to	$45.14	$1,206	0.00%	0.35%	to	2.00%	25.83%	to	27.89%
December 31, 2019	19	$29.44	to	$35.37	$628	0.00%	0.55%	to	2.00%	22.20%	to	23.95%
December 31, 2018	16	$24.09	to	$28.53	$432	0.00%	0.55%	to	2.00%	-1.37%	to	0.06%
December 31, 2017	19	$24.43	to	$28.51	$520	0.00%	0.55%	to	2.00%	16.05%	to	17.72%
December 31, 2016	25	$20.52	to	$24.22	$567	0.00%	0.55%	to	2.30%	1.85%	to	3.61%

	ProFund VP Consumer Goods
December 31, 2020	19	$15.05	to	$31.00	$506	0.74%	0.35%	to	2.00%	28.48%	to	30.59%
December 31, 2019	25	$11.52	to	$23.78	$532	1.47%	0.35%	to	2.00%	15.64%	to	25.87%
December 31, 2018	23	$15.41	to	$18.90	$405	1.19%	0.55%	to	2.30%	-16.73%	to	-15.27%
December 31, 2017	38	$18.51	to	$22.30	$779	1.18%	0.55%	to	2.30%	12.48%	to	14.42%
December 31, 2016	49	$16.45	to	$19.49	$878	1.56%	0.55%	to	2.30%	1.22%	to	2.97%

	ProFund VP Financials
December 31, 2020	46	$11.34	to	$24.02	$688	0.76%	0.35%	to	2.30%	-3.98%	to	-2.11%
December 31, 2019	46	$11.58	to	$24.59	$696	0.55%	0.35%	to	2.30%	15.77%	to	29.55%
December 31, 2018	58	$10.28	to	$21.18	$713	0.37%	0.55%	to	2.90%	-12.97%	to	-10.92%
December 31, 2017	87	$11.75	to	$24.34	$1,252	0.36%	0.55%	to	2.90%	14.87%	to	17.54%
December 31, 2016	70	$10.17	to	$21.19	$834	0.37%	0.55%	to	2.90%	12.08%	to	14.69%

A138

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Health Care
December 31, 2020	77	$12.61	to	$36.55	$2,471	0.00%	0.35%	to	2.30%	11.86%	to	14.04%
December 31, 2019	58	$11.06	to	$32.12	$1,717	0.00%	0.35%	to	2.30%	10.35%	to	18.71%
December 31, 2018	56	$23.12	to	$28.77	$1,413	0.00%	0.55%	to	2.90%	1.48%	to	3.86%
December 31, 2017	76	$22.65	to	$28.35	$1,872	0.00%	0.55%	to	2.90%	17.52%	to	20.25%
December 31, 2016	82	$19.17	to	$24.12	$1,698	0.00%	0.55%	to	2.90%	-6.75%	to	-4.58%

	ProFund VP Industrials
December 31, 2020	21	$12.84	to	$33.37	$563	0.19%	0.35%	to	2.30%	14.13%	to	16.35%
December 31, 2019	22	$19.06	to	$28.74	$507	0.00%	0.55%	to	2.30%	27.56%	to	29.78%
December 31, 2018	27	$14.94	to	$22.14	$473	0.11%	0.55%	to	2.30%	-14.74%	to	-13.25%
December 31, 2017	38	$17.52	to	$25.52	$809	0.19%	0.55%	to	2.30%	19.65%	to	21.73%
December 31, 2016	23	$14.64	to	$20.97	$399	0.19%	0.55%	to	2.30%	14.91%	to	16.90%

	ProFund VP Mid-Cap Growth
December 31, 2020	36	$12.97	to	$30.64	$901	0.00%	0.35%	to	2.30%	18.18%	to	20.47%
December 31, 2019	28	$19.37	to	$25.49	$590	0.00%	0.55%	to	2.30%	21.45%	to	23.56%
December 31, 2018	28	$15.95	to	$20.63	$488	0.00%	0.55%	to	2.30%	-13.97%	to	-12.46%
December 31, 2017	32	$18.54	to	$23.56	$645	0.00%	0.55%	to	2.30%	15.65%	to	17.66%
December 31, 2016	32	$16.03	to	$20.03	$557	0.00%	0.55%	to	2.30%	10.34%	to	12.26%

	ProFund VP Mid-Cap Value
December 31, 2020	31	$10.76	to	$23.96	$611	0.44%	0.35%	to	2.30%	0.00%	to	1.94%
December 31, 2019	30	$17.50	to	$23.55	$622	0.20%	0.55%	to	2.30%	21.29%	to	23.40%
December 31, 2018	20	$14.43	to	$19.09	$333	0.10%	0.55%	to	2.30%	-15.25%	to	-13.77%
December 31, 2017	25	$17.02	to	$22.13	$470	0.28%	0.55%	to	2.30%	8.13%	to	10.00%
December 31, 2016	28	$15.74	to	$20.12	$487	0.20%	0.55%	to	2.30%	21.55%	to	23.66%

	ProFund VP Real Estate
December 31, 2020	19	$13.15	to	$21.72	$324	1.63%	0.55%	to	2.30%	-8.40%	to	-6.81%
December 31, 2019	18	$14.36	to	$23.31	$338	1.68%	0.55%	to	2.30%	23.91%	to	26.06%
December 31, 2018	12	$11.59	to	$22.34	$175	2.17%	0.55%	to	2.90%	-8.37%	to	-6.22%
December 31, 2017	17	$12.57	to	$24.38	$251	0.83%	0.55%	to	2.90%	5.01%	to	7.46%
December 31, 2016	33	$11.90	to	$23.21	$446	1.74%	0.55%	to	2.90%	2.75%	to	5.14%

	ProFund VP Small-Cap Growth
December 31, 2020	24	$24.24	to	$32.98	$717	0.00%	0.55%	to	2.30%	14.75%	to	16.75%
December 31, 2019	21	$21.12	to	$28.25	$526	0.00%	0.55%	to	2.30%	16.44%	to	18.46%
December 31, 2018	27	$18.14	to	$25.76	$580	0.00%	0.55%	to	2.90%	-8.42%	to	-6.27%
December 31, 2017	35	$19.69	to	$28.13	$809	0.00%	0.55%	to	2.90%	9.79%	to	12.35%
December 31, 2016	39	$17.83	to	$25.62	$825	0.00%	0.55%	to	2.90%	16.85%	to	19.57%

	ProFund VP Small-Cap Value
December 31, 2020	12	$18.55	to	$23.55	$238	0.03%	0.55%	to	2.00%	-0.92%	to	0.51%
December 31, 2019	12	$18.73	to	$23.43	$234	0.00%	0.55%	to	2.00%	20.16%	to	21.89%
December 31, 2018	17	$15.58	to	$19.22	$292	0.00%	0.55%	to	2.00%	-15.91%	to	-14.69%
December 31, 2017	17	$18.53	to	$22.53	$354	0.02%	0.55%	to	2.00%	7.57%	to	9.11%
December 31, 2016	13	$17.23	to	$20.65	$240	0.00%	0.55%	to	2.00%	26.26%	to	28.07%

	ProFund VP Telecommunications
December 31, 2020	8	$10.42	to	$18.86	$104	0.97%	0.35%	to	2.00%	1.13%	to	2.79%
December 31, 2019	6	$11.41	to	$18.39	$79	3.13%	0.55%	to	2.00%	12.52%	to	14.14%
December 31, 2018	6	$10.14	to	$16.11	$64	5.89%	0.55%	to	2.00%	-16.78%	to	-15.57%
December 31, 2017	9	$12.19	to	$19.08	$124	5.03%	0.55%	to	2.00%	-4.04%	to	-2.66%
December 31, 2016	16	$12.38	to	$19.60	$248	1.76%	0.55%	to	2.30%	18.93%	to	20.99%

	ProFund VP Utilities
December 31, 2020	29	$11.07	to	$25.38	$563	1.56%	0.35%	to	2.30%	-4.59%	to	-2.74%
December 31, 2019	31	$11.39	to	$26.14	$657	1.69%	0.35%	to	2.30%	14.60%	to	22.20%
December 31, 2018	25	$13.82	to	$21.39	$415	2.32%	0.55%	to	2.30%	0.56%	to	2.32%
December 31, 2017	35	$13.74	to	$20.91	$575	2.08%	0.55%	to	2.30%	8.16%	to	10.03%
December 31, 2016	51	$12.71	to	$19.00	$807	1.57%	0.55%	to	2.30%	12.50%	to	14.44%
A139

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Large-Cap Growth
December 31, 2020	45	$28.99	to	$40.51	$1,486	0.00%	0.55%	to	2.30%	27.99%	to	30.21%
December 31, 2019	48	$22.65	to	$31.11	$1,219	0.00%	0.55%	to	2.30%	25.99%	to	28.18%
December 31, 2018	43	$17.98	to	$25.30	$866	0.00%	0.55%	to	2.90%	-4.64%	to	-2.40%
December 31, 2017	49	$18.74	to	$26.53	$1,025	0.00%	0.55%	to	2.90%	21.77%	to	24.60%
December 31, 2016	60	$15.30	to	$21.79	$1,018	0.04%	0.55%	to	2.90%	2.06%	to	4.44%

	ProFund VP Large-Cap Value
December 31, 2020	69	$15.16	to	$24.08	$1,301	1.27%	0.55%	to	2.30%	-2.31%	to	-0.61%
December 31, 2019	52	$15.52	to	$24.23	$918	0.95%	0.55%	to	2.30%	26.86%	to	29.06%
December 31, 2018	49	$12.23	to	$20.10	$684	0.85%	0.55%	to	2.90%	-13.16%	to	-11.12%
December 31, 2017	56	$13.61	to	$23.15	$881	1.02%	0.55%	to	2.90%	10.25%	to	12.81%
December 31, 2016	65	$12.31	to	$21.00	$942	1.15%	0.55%	to	2.90%	12.19%	to	14.80%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2020	10,532	$16.83	to	$53.29	$451,664	0.00%	0.35%	to	3.25%	49.04%	to	53.50%
December 31, 2019	9,348	$11.00	to	$34.92	$280,800	0.00%	0.35%	to	3.25%	10.47%	to	31.87%
December 31, 2018	9,215	$13.70	to	$26.59	$213,715	0.00%	0.55%	to	3.25%	-4.83%	to	-2.15%
December 31, 2017	9,566	$14.05	to	$27.28	$230,078	0.00%	0.55%	to	3.25%	31.43%	to	35.08%
December 31, 2016	9,078	$10.43	to	$20.28	$164,029	0.00%	0.55%	to	3.25%	-4.66%	to	-2.01%

	AST Bond Portfolio 2020 (liquidated December 31, 2020)
December 31, 2020	—	$10.28	to	$13.15	$—	0.00%	1.15%	to	3.25%	-1.94%	to	0.19%
December 31, 2019	3,874	$10.44	to	$13.13	$46,049	0.00%	1.15%	to	3.25%	0.14%	to	2.31%
December 31, 2018	874	$10.62	to	$12.83	$10,234	0.00%	1.15%	to	3.25%	-2.99%	to	-0.86%
December 31, 2017	755	$10.95	to	$12.94	$9,008	0.00%	1.15%	to	3.25%	-2.38%	to	-0.27%
December 31, 2016	1,552	$11.22	to	$12.98	$18,824	0.00%	1.15%	to	3.25%	-1.35%	to	0.79%

	AST Bond Portfolio 2021
December 31, 2020	5,012	$11.27	to	$14.21	$64,273	0.00%	1.15%	to	3.25%	-0.20%	to	1.96%
December 31, 2019	2,778	$11.29	to	$13.45	$35,107	0.00%	1.75%	to	3.25%	1.65%	to	3.26%
December 31, 2018	3,939	$11.10	to	$13.02	$46,917	0.00%	1.75%	to	3.25%	-3.20%	to	-1.66%
December 31, 2017	4,013	$11.47	to	$13.56	$49,026	0.00%	1.15%	to	3.25%	-1.71%	to	0.42%
December 31, 2016	6,206	$11.67	to	$13.51	$76,946	0.00%	1.15%	to	3.25%	-1.27%	to	0.86%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2020	7	$17.76	to	$19.16	$125	2.88%	1.40%	to	1.85%	2.98%	to	3.44%
December 31, 2019	9	$17.25	to	$18.52	$156	4.02%	1.40%	to	1.85%	13.40%	to	13.91%
December 31, 2018	10	$15.21	to	$16.26	$156	12.90%	1.40%	to	1.85%	-18.38%	to	-18.01%
December 31, 2017	15	$18.64	to	$19.83	$280	3.05%	1.40%	to	1.85%	22.60%	to	23.14%
December 31, 2016	15	$15.20	to	$16.11	$237	2.91%	1.40%	to	1.85%	1.38%	to	1.83%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2020	99	$7.38	to	$7.99	$753	0.00%	1.40%	to	1.85%	40.81%	to	41.43%
December 31, 2019	124	$5.24	to	$5.65	$666	0.00%	1.40%	to	1.85%	34.90%	to	35.50%
December 31, 2018	177	$3.89	to	$4.17	$705	0.00%	1.40%	to	1.85%	-1.32%	to	-0.88%
December 31, 2017	230	$3.94	to	$4.21	$928	0.24%	1.40%	to	1.85%	32.51%	to	33.09%
December 31, 2016	247	$2.97	to	$3.16	$750	0.00%	1.40%	to	1.85%	-1.06%	to	-0.62%

	Wells Fargo VT Small Cap Growth Fund (Class 1)
December 31, 2020	10	$41.63	to	$43.16	$417	0.00%	1.50%	to	1.85%	55.23%	to	55.76%
December 31, 2019	16	$26.82	to	$27.71	$422	0.00%	1.50%	to	1.85%	23.03%	to	23.46%
December 31, 2018	17	$21.80	to	$22.44	$368	0.00%	1.50%	to	1.85%	-0.38%	to	-0.03%
December 31, 2017	18	$21.88	to	$22.45	$403	0.00%	1.50%	to	1.85%	23.85%	to	24.28%
December 31, 2016	22	$17.67	to	$18.07	$389	0.00%	1.50%	to	1.85%	6.14%	to	6.51%

	AST Bond Portfolio 2022
December 31, 2020	1,310	$10.87	to	$13.04	$16,239	0.00%	1.50%	to	3.25%	1.59%	to	3.46%
December 31, 2019	1,785	$10.70	to	$12.60	$20,774	0.00%	1.50%	to	3.25%	2.45%	to	4.33%
December 31, 2018	2,413	$10.45	to	$12.40	$27,094	0.00%	1.15%	to	3.25%	-3.41%	to	-1.30%
December 31, 2017	3,125	$10.82	to	$12.57	$36,142	0.00%	1.15%	to	3.25%	-1.72%	to	0.40%
December 31, 2016	5,334	$11.01	to	$12.52	$62,228	0.00%	1.15%	to	3.25%	-1.48%	to	0.66%
A140

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Quantitative Modeling Portfolio
December 31, 2020	75,102	$11.69	to	$20.02	$1,249,337	0.00%	0.35%	to	2.65%	8.70%	to	11.18%
December 31, 2019	80,749	$10.55	to	$18.04	$1,259,104	0.00%	0.48%	to	2.65%	5.73%	to	20.54%
December 31, 2018	77,775	$11.57	to	$14.97	$1,066,652	0.00%	0.55%	to	2.65%	-8.95%	to	-7.04%
December 31, 2017	74,247	$12.49	to	$16.10	$1,103,532	0.00%	0.55%	to	2.65%	15.15%	to	17.54%
December 31, 2016	67,999	$10.66	to	$13.70	$867,293	0.00%	0.55%	to	2.65%	3.58%	to	5.74%

	AST BlackRock Global Strategies Portfolio
December 31, 2020	130,979	$11.34	to	$15.59	$1,847,482	0.00%	0.35%	to	2.95%	1.74%	to	4.37%
December 31, 2019	142,439	$10.87	to	$14.97	$1,941,764	0.00%	0.35%	to	3.25%	8.75%	to	16.97%
December 31, 2018	142,883	$10.36	to	$12.79	$1,681,427	0.00%	0.55%	to	3.25%	-8.37%	to	-5.80%
December 31, 2017	156,449	$11.31	to	$13.58	$1,972,632	0.00%	0.55%	to	3.25%	8.96%	to	11.99%
December 31, 2016	159,343	$10.38	to	$12.13	$1,812,805	0.00%	0.55%	to	3.25%	3.49%	to	6.37%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2020	37	$29.92	to	$30.90	$1,114	0.69%	1.50%	to	1.85%	19.12%	to	19.53%
December 31, 2019	52	$25.12	to	$25.85	$1,327	0.54%	1.50%	to	1.85%	29.42%	to	29.86%
December 31, 2018	65	$19.41	to	$19.91	$1,280	0.43%	1.50%	to	1.85%	-8.63%	to	-8.31%
December 31, 2017	73	$21.24	to	$21.71	$1,571	0.93%	1.50%	to	1.85%	18.54%	to	18.95%
December 31, 2016	79	$17.92	to	$18.25	$1,419	2.26%	1.50%	to	1.85%	10.48%	to	10.86%

	AST Prudential Core Bond Portfolio
December 31, 2020	35,984	$10.49	to	$13.51	$448,549	0.00%	0.35%	to	3.25%	2.60%	to	5.68%
December 31, 2019	30,278	$10.14	to	$12.81	$361,679	0.00%	0.35%	to	3.25%	1.09%	to	9.15%
December 31, 2018	26,712	$9.63	to	$11.74	$295,254	0.00%	0.55%	to	3.25%	-4.05%	to	-1.36%
December 31, 2017	26,114	$10.04	to	$11.90	$294,892	0.00%	0.55%	to	3.25%	2.25%	to	5.09%
December 31, 2016	23,110	$9.82	to	$11.32	$250,514	0.00%	0.55%	to	3.25%	0.83%	to	3.64%

	AST Bond Portfolio 2023
December 31, 2020	415	$9.60	to	$11.65	$4,510	0.00%	1.15%	to	3.25%	3.30%	to	5.54%
December 31, 2019	573	$9.30	to	$10.92	$5,939	0.00%	1.30%	to	3.25%	3.05%	to	5.14%
December 31, 2018	1,037	$9.02	to	$10.24	$10,167	0.00%	1.50%	to	3.25%	-3.52%	to	-1.75%
December 31, 2017	709	$9.35	to	$10.43	$7,147	0.00%	1.50%	to	3.25%	-1.60%	to	0.20%
December 31, 2016	1,279	$9.50	to	$10.58	$12,901	0.00%	1.15%	to	3.25%	-1.39%	to	0.74%

	AST MFS Growth Allocation Portfolio
December 31, 2020	54,399	$12.37	to	$18.48	$902,132	0.00%	0.35%	to	3.25%	6.30%	to	9.49%
December 31, 2019	48,939	$11.30	to	$16.91	$748,647	0.00%	0.35%	to	3.25%	12.85%	to	22.09%
December 31, 2018	40,453	$11.53	to	$13.85	$511,595	0.00%	0.55%	to	3.25%	-11.27%	to	-8.78%
December 31, 2017	44,909	$12.99	to	$15.18	$628,915	0.00%	0.55%	to	3.25%	12.72%	to	15.85%
December 31, 2016	43,064	$11.52	to	$13.11	$526,896	0.00%	0.55%	to	3.25%	0.94%	to	3.75%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2020	825	$10.92	to	$13.36	$9,949	0.00%	0.35%	to	1.95%	5.35%	to	7.07%
December 31, 2019	714	$10.27	to	$12.52	$8,185	0.00%	0.48%	to	1.95%	2.92%	to	14.22%
December 31, 2018	676	$9.21	to	$10.99	$6,818	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	661	$10.06	to	$11.86	$7,173	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	478	$9.39	to	$10.93	$4,762	0.00%	0.55%	to	1.95%	8.45%	to	10.00%

	AST MFS Large-Cap Value Portfolio
December 31, 2020	11,095	$10.94	to	$23.17	$228,837	0.00%	0.35%	to	2.95%	0.92%	to	3.53%
December 31, 2019	10,037	$10.60	to	$22.43	$205,540	0.00%	0.35%	to	2.95%	6.32%	to	28.64%
December 31, 2018	8,592	$11.87	to	$17.44	$138,716	0.00%	0.55%	to	2.95%	-12.74%	to	-10.65%
December 31, 2017	9,130	$13.33	to	$19.51	$166,418	0.00%	0.55%	to	3.15%	13.65%	to	16.70%
December 31, 2016	7,262	$11.45	to	$16.72	$114,425	0.00%	0.55%	to	3.15%	9.88%	to	12.82%

	AST Bond Portfolio 2024
December 31, 2020	132	$10.05	to	$11.26	$1,428	0.00%	1.50%	to	2.95%	5.54%	to	7.05%
December 31, 2019	460	$9.26	to	$10.51	$4,633	0.00%	1.50%	to	3.25%	4.45%	to	6.36%
December 31, 2018	2,167	$8.87	to	$9.89	$20,453	0.00%	1.50%	to	3.25%	-3.89%	to	-2.12%
December 31, 2017	1,614	$9.22	to	$10.10	$15,782	0.00%	1.50%	to	3.25%	-1.61%	to	0.18%
December 31, 2016	231	$9.53	to	$10.22	$2,284	0.00%	1.15%	to	2.95%	-1.01%	to	0.74%
A141

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AQR Emerging Markets Equity Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.45	to	$13.80	$—	0.00%	0.35%	to	1.95%	-2.24%	to	-1.26%
December 31, 2019	2,679	$10.66	to	$14.01	$31,138	0.00%	0.35%	to	1.95%	6.12%	to	17.16%
December 31, 2018	2,406	$9.26	to	$11.98	$23,989	0.00%	0.55%	to	1.95%	-20.55%	to	-19.40%
December 31, 2017	2,206	$11.65	to	$14.89	$27,290	0.00%	0.55%	to	1.95%	32.33%	to	34.21%
December 31, 2016	636	$8.81	to	$11.12	$5,865	0.00%	0.55%	to	1.95%	11.16%	to	12.74%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2020	9,007	$10.95	to	$22.06	$179,575	0.00%	0.35%	to	2.85%	1.74%	to	4.36%
December 31, 2019	8,907	$10.53	to	$21.18	$174,580	0.00%	0.35%	to	2.85%	5.92%	to	30.31%
December 31, 2018	7,720	$13.08	to	$16.26	$117,570	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	8,769	$13.85	to	$17.16	$142,435	0.00%	0.55%	to	3.15%	14.69%	to	17.75%
December 31, 2016	8,007	$11.80	to	$14.58	$111,580	0.00%	0.55%	to	3.15%	11.28%	to	14.26%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2020	1,200,377	$13.40	to	$14.28	$16,087,144	0.00%	1.10%	to	1.90%	10.51%	to	11.41%
December 31, 2019	1,169,849	$12.13	to	$12.82	$14,186,157	0.00%	1.10%	to	1.90%	16.46%	to	17.41%
December 31, 2018	941,647	$10.41	to	$10.92	$9,805,072	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	775,116	$11.24	to	$11.70	$8,715,463	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	655,378	$10.54	to	$10.88	$6,908,726	0.00%	1.10%	to	1.90%	6.86%	to	7.73%

	AST AQR Large-Cap Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.75	to	$19.96	$—	0.00%	0.48%	to	2.95%	-1.06%	to	0.44%
December 31, 2019	1,244	$10.72	to	$19.88	$22,672	0.00%	0.48%	to	2.95%	7.58%	to	21.90%
December 31, 2018	1,161	$12.48	to	$16.31	$17,550	0.00%	0.55%	to	2.95%	-10.78%	to	-8.64%
December 31, 2017	1,066	$13.70	to	$17.85	$17,609	0.00%	0.55%	to	2.95%	18.65%	to	21.46%
December 31, 2016	712	$11.32	to	$14.70	$9,887	0.00%	0.55%	to	2.35%	8.17%	to	10.09%

	AST Large-Cap Core Portfolio
December 31, 2020	2,175	$11.89	to	$23.03	$43,237	0.00%	0.35%	to	2.95%	7.96%	to	10.76%
December 31, 2019	989	$10.77	to	$20.84	$18,744	0.00%	0.48%	to	2.95%	7.89%	to	24.50%
December 31, 2018	883	$12.71	to	$16.74	$13,957	0.00%	0.55%	to	2.95%	-9.83%	to	-7.66%
December 31, 2017	758	$13.81	to	$18.13	$12,960	0.00%	0.55%	to	2.95%	17.94%	to	20.74%
December 31, 2016	604	$11.47	to	$15.01	$8,567	0.00%	0.55%	to	2.35%	8.32%	to	10.25%

	AST Bond Portfolio 2025
December 31, 2020	220	$11.81	to	$13.58	$2,808	0.00%	1.15%	to	3.10%	7.90%	to	10.07%
December 31, 2019	776	$10.84	to	$12.33	$9,011	0.00%	1.15%	to	3.25%	5.19%	to	7.47%
December 31, 2018	2,827	$10.31	to	$11.48	$30,694	0.00%	1.15%	to	3.25%	-3.98%	to	-1.88%
December 31, 2017	457	$10.74	to	$11.43	$5,081	0.00%	1.75%	to	3.25%	-1.47%	to	0.08%
December 31, 2016	1,025	$10.90	to	$11.62	$11,495	0.00%	1.15%	to	3.25%	-0.85%	to	1.30%

	AST T. Rowe Price Growth Opportunities Portfolio
December 31, 2020	188,341	$12.74	to	$17.34	$3,080,473	0.00%	0.35%	to	1.95%	11.48%	to	13.30%
December 31, 2019	185,524	$11.25	to	$15.33	$2,705,786	0.00%	0.35%	to	1.95%	12.25%	to	24.04%
December 31, 2018	125,668	$11.53	to	$12.36	$1,489,625	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	99,564	$12.74	to	$13.46	$1,294,638	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	70,775	$10.79	to	$11.24	$774,986	0.00%	0.55%	to	1.95%	3.40%	to	4.87%

	AST Goldman Sachs Global Growth Allocation Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.30	to	$11.90	$—	0.00%	0.48%	to	0.86%	-11.60%	to	-11.49%
December 31, 2019	2,948	$10.51	to	$13.46	$38,504	0.00%	0.48%	to	0.86%	5.26%	to	19.90%
December 31, 2018	2,648	$10.94	to	$11.26	$29,295	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	2,312	$12.19	to	$12.54	$28,427	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	1,992	$10.53	to	$10.84	$21,113	0.00%	0.55%	to	0.86%	4.79%	to	8.49%

	AST T. Rowe Price Diversified Real Growth Portfolio
December 31, 2020	8,977	$12.08	to	$16.77	$142,737	0.00%	0.48%	to	0.86%	14.48%	to	14.92%
December 31, 2019	5,890	$10.53	to	$14.64	$84,135	0.00%	0.48%	to	0.86%	5.36%	to	21.40%
December 31, 2018	4,446	$11.60	to	$12.10	$52,914	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	4,010	$12.60	to	$13.14	$51,709	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	3,211	$10.71	to	$11.16	$35,120	0.00%	0.55%	to	0.86%	6.40%	to	11.77%

A142

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Prudential Flexible Multi-Strategy Portfolio
December 31, 2020	7,540	$11.33	to	$14.98	$108,311	0.00%	0.48%	to	0.86%	7.81%	to	8.23%
December 31, 2019	5,864	$10.49	to	$13.85	$79,837	0.00%	0.48%	to	0.86%	5.03%	to	14.24%
December 31, 2018	5,861	$11.40	to	$12.12	$70,334	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	5,558	$12.30	to	$13.04	$71,846	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	4,706	$10.61	to	$11.21	$52,330	0.00%	0.55%	to	0.86%	6.54%	to	6.87%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.17	to	$9.83	$—	0.00%	0.48%	to	0.86%	-7.83%	to	-7.72%
December 31, 2019	1,931	$9.95	to	$10.67	$19,518	0.00%	0.48%	to	0.86%	3.62%	to	5.47%
December 31, 2018	1,990	$9.44	to	$10.13	$19,026	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	1,743	$10.05	to	$10.79	$17,710	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	1,414	$9.42	to	$10.11	$13,426	0.00%	0.55%	to	0.86%	1.47%	to	1.79%

	AST Managed Equity Portfolio (merged April 24, 2020)
December 31, 2020	—	$8.58	to	$11.97	$—	0.00%	0.48%	to	0.86%	-19.76%	to	-19.66%
December 31, 2019	2,925	$10.69	to	$14.92	$41,307	0.00%	0.48%	to	0.86%	7.42%	to	24.80%
December 31, 2018	2,698	$11.23	to	$11.99	$30,682	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	2,236	$12.89	to	$13.76	$29,107	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	1,691	$10.47	to	$11.17	$17,828	0.00%	0.55%	to	0.86%	4.30%	to	11.75%

	AST Managed Fixed Income Portfolio (merged April 24, 2020)
December 31, 2020	—	$9.95	to	$10.97	$—	0.00%	0.48%	to	0.86%	-1.71%	to	-1.59%
December 31, 2019	3,408	$10.12	to	$11.15	$37,798	0.00%	0.48%	to	0.86%	0.95%	to	8.20%
December 31, 2018	3,216	$10.17	to	$10.32	$33,024	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	2,832	$10.34	to	$10.50	$29,511	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	2,324	$10.03	to	$10.19	$23,449	0.00%	0.55%	to	0.86%	2.11%	to	2.96%

	AST FQ Absolute Return Currency Portfolio (merged August 14, 2020)
December 31, 2020	—	$11.29	to	$12.50	$—	0.00%	0.48%	to	0.86%	24.90%	to	25.19%
December 31, 2019	243	$9.03	to	$9.99	$2,224	0.00%	0.48%	to	0.86%	-4.03%	to	0.50%
December 31, 2018	254	$9.40	to	$10.40	$2,421	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	234	$10.01	to	$11.08	$2,366	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	293	$10.39	to	$11.51	$3,077	0.00%	0.55%	to	0.86%	11.33%	to	14.49%

	AST Jennison Global Infrastructure Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.32	to	$14.51	$—	0.00%	0.48%	to	0.86%	-2.24%	to	-2.01%
December 31, 2019	571	$10.55	to	$14.84	$7,700	0.00%	0.48%	to	0.86%	6.20%	to	27.63%
December 31, 2018	529	$10.66	to	$11.66	$5,676	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	431	$11.74	to	$12.86	$5,087	0.00%	0.55%	to	0.86%	17.84%	to	18.20%
December 31, 2016	303	$9.95	to	$10.91	$3,029	0.00%	0.55%	to	0.86%	7.18%	to	8.67%

	AST PIMCO Dynamic Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$9.88	to	$10.54	$—	0.00%	0.48%	to	0.86%	1.57%	to	1.91%
December 31, 2019	902	$9.72	to	$10.38	$8,875	0.00%	0.48%	to	0.86%	1.52%	to	4.74%
December 31, 2018	549	$9.29	to	$9.94	$5,149	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	498	$9.38	to	$10.06	$4,717	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	432	$9.47	to	$10.17	$4,120	0.00%	0.55%	to	0.86%	0.18%	to	1.65%

	AST Legg Mason Diversified Growth Portfolio
December 31, 2020	38,487	$11.43	to	$14.02	$513,153	0.00%	0.35%	to	1.95%	4.00%	to	5.70%
December 31, 2019	39,352	$10.82	to	$13.29	$501,324	0.00%	0.35%	to	1.95%	8.09%	to	17.60%
December 31, 2018	29,409	$10.66	to	$11.30	$321,088	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	25,241	$11.59	to	$12.11	$297,699	0.00%	0.55%	to	1.95%	12.38%	to	13.98%
December 31, 2016	16,090	$10.31	to	$10.63	$167,802	0.00%	0.55%	to	1.95%	6.80%	to	8.32%

	AST Bond Portfolio 2026
December 31, 2020	811	$10.52	to	$11.80	$9,089	0.00%	1.30%	to	3.15%	7.19%	to	9.26%
December 31, 2019	3,763	$9.77	to	$10.87	$39,140	0.00%	1.15%	to	3.25%	6.45%	to	8.76%
December 31, 2018	7,783	$9.17	to	$10.00	$74,690	0.00%	1.15%	to	3.25%	-4.27%	to	-2.18%
December 31, 2017	8,158	$9.58	to	$10.22	$80,946	0.00%	1.15%	to	3.25%	-0.90%	to	1.25%
December 31, 2016	12,370	$9.67	to	$10.09	$122,482	0.00%	1.15%	to	3.25%	-1.23%	to	0.90%

A143

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST AB Global Bond Portfolio (merged November 13, 2020)
December 31, 2020	—	$10.28	to	$11.70	$—	0.00%	0.48%	to	0.86%	2.31%	to	2.65%
December 31, 2019	473	$10.03	to	$11.40	$5,294	0.00%	0.48%	to	0.86%	0.15%	to	6.56%
December 31, 2018	361	$10.44	to	$10.70	$3,850	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	278	$10.49	to	$10.72	$2,973	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	139	$10.32	to	$10.51	$1,458	0.00%	0.55%	to	0.86%	3.32%	to	4.58%

	AST Goldman Sachs Global Income Portfolio (merged November 13, 2020)
December 31, 2020	—	$10.73	to	$12.22	$—	0.00%	0.48%	to	0.86%	6.63%	to	6.99%
December 31, 2019	229	$10.05	to	$11.42	$2,559	0.00%	0.48%	to	0.86%	0.32%	to	9.04%
December 31, 2018	154	$10.17	to	$10.48	$1,610	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	117	$10.29	to	$10.57	$1,227	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	77	$10.16	to	$10.41	$796	0.00%	0.55%	to	0.86%	1.65%	to	2.88%

	AST Global Bond Portfolio
December 31, 2020	18,521	$10.05	to	$11.95	$199,922	0.00%	0.35%	to	2.70%	0.54%	to	3.99%
December 31, 2019	295	$9.96	to	$11.50	$3,344	0.00%	0.48%	to	0.86%	-0.78%	to	6.40%
December 31, 2018	195	$10.55	to	$10.81	$2,103	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	147	$10.28	to	$10.51	$1,545	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	138	$10.14	to	$10.32	$1,421	0.00%	0.55%	to	0.73%	1.92%	to	2.10%

	AST Neuberger Berman Long/Short Portfolio (merged August 14, 2020)
December 31, 2020	—	$10.62	to	$12.54	$—	0.00%	0.48%	to	0.86%	3.88%	to	4.12%
December 31, 2019	438	$10.21	to	$12.06	$5,168	0.00%	0.48%	to	0.86%	2.35%	to	15.18%
December 31, 2018	378	$10.19	to	$10.49	$3,886	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	271	$11.00	to	$11.34	$3,008	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	151	$9.79	to	$10.09	$1,483	0.00%	0.55%	to	0.86%	2.46%	to	2.78%

	AST QMA International Core Equity Portfolio
December 31, 2020	848	$11.22	to	$13.42	$10,110	0.00%	0.48%	to	0.86%	5.66%	to	6.07%
December 31, 2019	779	$10.59	to	$12.70	$8,847	0.00%	0.48%	to	0.86%	6.92%	to	16.21%
December 31, 2018	669	$9.66	to	$10.96	$6,560	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	583	$11.50	to	$13.07	$6,792	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	191	$9.29	to	$10.58	$1,797	0.00%	0.55%	to	0.86%	-0.27%	to	5.72%

	AST Managed Alternatives Portfolio (merged April 24, 2020)
December 31, 2020	—	$10.07	to	$10.47	$—	0.00%	0.35%	to	0.86%	1.86%	to	2.02%
December 31, 2019	934	$9.88	to	$10.28	$9,310	0.00%	0.35%	to	0.86%	1.35%	to	4.69%
December 31, 2018	875	$9.45	to	$9.85	$8,326	0.00%	0.55%	to	0.86%	-4.23%	to	-3.93%
December 31, 2017	609	$9.85	to	$10.28	$6,028	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	396	$9.67	to	$9.81	$3,851	0.00%	0.55%	to	0.86%	0.06%	to	0.38%

	Blackrock Global Allocation V.I. Fund (Class III)
December 31, 2020	4,459	$12.61	to	$15.40	$65,022	1.37%	0.48%	to	0.86%	19.67%	to	20.13%
December 31, 2019	4,130	$10.52	to	$12.87	$51,164	1.39%	0.48%	to	0.86%	5.41%	to	17.11%
December 31, 2018	3,693	$10.59	to	$11.02	$39,436	0.93%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	2,991	$11.55	to	$12.03	$34,766	1.46%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	2,006	$10.25	to	$10.67	$20,631	2.00%	0.55%	to	0.86%	2.92%	to	6.77%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
December 31, 2020	1,658	$10.75	to	$13.29	$21,175	3.37%	0.48%	to	0.86%	4.31%	to	4.71%
December 31, 2019	1,594	$10.29	to	$12.74	$19,837	3.07%	0.48%	to	0.86%	2.77%	to	13.64%
December 31, 2018	1,264	$10.97	to	$11.25	$13,988	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	790	$11.64	to	$11.93	$9,257	4.16%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	531	$10.51	to	$10.77	$5,614	4.91%	0.55%	to	0.86%	5.29%	to	7.96%

	AST Bond Portfolio 2027 (available January 4, 2016)
December 31, 2020	1,049	$10.71	to	$11.92	$11,975	0.00%	1.15%	to	3.25%	8.23%	to	10.58%
December 31, 2019	3,296	$9.89	to	$10.78	$34,237	0.00%	1.15%	to	3.25%	7.09%	to	9.41%
December 31, 2018	9,050	$9.24	to	$9.85	$86,291	0.00%	1.15%	to	3.25%	-4.49%	to	-2.40%
December 31, 2017	8,868	$9.67	to	$10.09	$87,631	0.00%	1.15%	to	3.25%	-0.64%	to	1.51%
December 31, 2016	13,680	$9.73	to	$9.94	$134,672	0.00%	1.15%	to	3.25%	-2.66%	to	-0.55%

A144

Note 7:    Financial Highlights (continued)

	At the year ended							For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	NVIT Emerging Markets Fund (Class D) (available August 5, 2016)
December 31, 2020	418		$14.43	to	$14.81	$6,114		1.59%	1.40%	to	2.00%	10.71%	to	11.36%
December 31, 2019	451		$13.03	to	$13.30	$5,937		2.09%	1.40%	to	2.00%	20.18%	to	20.89%
December 31, 2018	506		$10.84	to	$11.00	$5,533		0.34%	1.40%	to	2.00%	-19.33%	to	-18.85%
December 31, 2017	547		$13.44	to	$13.55	$7,381		0.96%	1.40%	to	2.00%	38.34%	to	39.15%
December 31, 2016	585		$9.72	to	$9.74	$5,696		0.79%	1.40%	to	2.00%	-4.04%	to	-3.81%

	AST Bond Portfolio 2028 (available January 3, 2017)
December 31, 2020	—	(1)	$11.40	to	$12.16	$—	(1)	0.00%	1.30%	to	2.95%	11.40%	to	13.21%
December 31, 2019	887		$10.12	to	$10.75	$9,329		0.00%	1.30%	to	3.25%	7.96%	to	10.16%
December 31, 2018	2,788		$9.37	to	$9.78	$26,723		0.00%	1.15%	to	3.25%	-5.26%	to	-3.19%
December 31, 2017	222		$9.89	to	$10.10	$2,219		0.00%	1.15%	to	3.25%	-1.11%	to	1.03%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (available January 2, 2018)
December 31, 2020	3		$11.64	to	$12.36	$38		0.00%	1.30%	to	3.25%	12.51%	to	14.80%
December 31, 2019	1,766		$10.34	to	$10.80	$18,741		0.00%	1.15%	to	3.25%	8.65%	to	11.01%
December 31, 2018	313		$9.52	to	$9.73	$3,009		0.00%	1.15%	to	3.25%	-4.82%	to	-2.74%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST American Funds Growth Allocation Portfolio (available April 30, 2018)
December 31, 2020	89,195		$13.52	to	$14.04	$1,227,833		0.00%	0.35%	to	1.95%	19.63%	to	21.58%
December 31, 2019	78,975		$11.24	to	$11.57	$902,733		0.00%	0.35%	to	1.95%	12.19%	to	21.63%
December 31, 2018	28,990		$9.42	to	$9.51	$274,473		0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2030 (available January 2, 2019)
December 31, 2020	3,435		$12.36	to	$12.80	$43,329		0.00%	1.15%	to	2.95%	11.23%	to	13.19%
December 31, 2019	920		$11.07	to	$11.31	$10,321		0.00%	1.15%	to	3.25%	10.68%	to	13.08%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 80/20 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2020	19,637		$13.30	to	$14.38	$279,519		0.00%	0.35%	to	1.95%	16.06%	to	17.95%
December 31, 2019	14,124		$11.27	to	$12.29	$172,194		0.00%	0.35%	to	1.95%	12.54%	to	17.45%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock 60/40 Target Allocation ETF Portfolio (available January 28, 2019)
December 31, 2020	15,395		$12.88	to	$13.66	$207,231		0.00%	0.35%	to	1.95%	13.50%	to	15.35%
December 31, 2019	10,889		$11.17	to	$11.86	$128,249		0.00%	0.35%	to	1.95%	11.58%	to	14.46%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Western Asset Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	315		$10.74	to	$10.87	$3,384		0.00%	0.40%	to	1.30%	6.71%	to	7.68%
December 31, 2019	28		$10.06	to	$10.06	$279		0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST T. Rowe Price Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	274		$10.74	to	$10.88	$2,947		0.00%	0.40%	to	1.30%	6.59%	to	7.56%
December 31, 2019	28		$10.08	to	$10.08	$280		0.00%	1.20%	to	1.30%	0.81%	to	0.85%
December 31, 2018	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—		0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A145

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST PIMCO Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	406	$10.74	to	$10.87	$4,361	0.00%	0.40%	to	1.30%	6.71%	to	7.68%
December 31, 2019	26	$10.06	to	$10.06	$262	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Prudential Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	578	$10.76	to	$10.90	$6,228	0.00%	0.40%	to	1.30%	6.26%	to	7.23%
December 31, 2019	64	$10.13	to	$10.13	$644	0.00%	1.20%	to	1.30%	1.31%	to	1.35%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST BlackRock Corporate Bond Portfolio (available August 19, 2019)
December 31, 2020	350	$10.98	to	$11.12	$3,848	0.00%	0.40%	to	1.30%	9.15%	to	10.14%
December 31, 2019	28	$10.06	to	$10.06	$279	0.00%	1.20%	to	1.30%	0.62%	to	0.65%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Dimensional Global Core Allocation Portfolio (available November 18, 2019)
December 31, 2020	825	$11.65	to	$11.79	$9,610	0.00%	0.35%	to	1.45%	13.07%	to	14.33%
December 31, 2019	107	$10.30	to	$10.31	$1,099	0.00%	0.85%	to	1.45%	3.02%	to	3.10%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2031 (available January 2, 2020)
December 31, 2020	5,312	$11.00	to	$11.19	$58,919	0.00%	1.15%	to	2.95%	9.97%	to	11.91%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Contrafund℠ Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1	$12.13	to	$12.13	$11	0.42%	0.50%	to	0.50%	25.68%	to	25.68%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Opportunities Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	7	$15.29	to	$15.30	$108	0.00%	0.40%	to	0.50%	59.14%	to	59.28%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	2	$13.26	to	$13.26	$27	0.00%	0.50%	to	0.50%	37.98%	to	37.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	5	$10.63	to	$10.64	$51	5.90%	0.40%	to	0.50%	5.95%	to	6.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A146

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® New Discovery Series (Initial Class) (available February 24, 2020)
December 31, 2020	1		$13.92	to	$13.93	$7	0.00%	0.40%	to	0.50%	43.43%	to	43.55%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Initial Class) (available February 24, 2020)
December 31, 2020	87		$10.76	to	$10.77	$935	0.00%	0.25%	to	0.40%	9.53%	to	9.67%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Initial Class) (available February 24, 2020)
December 31, 2020	5		$10.53	to	$10.53	$57	0.00%	0.25%	to	0.25%	5.12%	to	5.12%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Equity Index Portfolio (available February 24, 2020)
December 31, 2020	5		$11.33	to	$11.33	$52	0.00%	0.85%	to	0.85%	17.23%	to	17.23%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Global Bond Index (available February 24, 2020)
December 31, 2020	—	(1)	$10.34	to	$10.34	$3	0.00%	0.75%	to	0.75%	3.06%	to	3.06%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Mid-Cap Index Portfolio (available February 24, 2020)
December 31, 2020	1		$11.35	to	$11.35	$15	0.00%	0.75%	to	0.75%	16.93%	to	16.93%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Real Estate Index Portfolio (available February 24, 2020)
December 31, 2020	3		$8.81	to	$8.82	$29	0.00%	0.75%	to	0.85%	(10.61)%	to	(10.54)%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Total Bond Market Index Portfolio (available February 24, 2020)
December 31, 2020	2		$10.42	to	$10.42	$26	0.00%	0.75%	to	0.75%	3.75%	to	3.75%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Total International Stock Index Portfolio (available February 24, 2020)
December 31, 2020	6		$11.25	to	$11.26	$71	0.00%	0.75%	to	0.85%	16.60%	to	16.70%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A147

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Vanguard Total Stock Market Index Portfolio (available February 24, 2020)
December 31, 2020	11	$11.55	to	$11.55	$132	0.00%	0.75%	to	0.75%	19.48%	to	19.48%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Balanced Portfolio (available February 24, 2020)
December 31, 2020	6	$10.73	to	$10.73	$62	0.00%	0.85%	to	0.85%	9.49%	to	9.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Conservative Allocation Portfolio (available February 24, 2020)
December 31, 2020	7	$10.86	to	$10.87	$75	0.00%	0.75%	to	0.85%	9.89%	to	9.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Growth Portfolio (available February 24, 2020)
December 31, 2020	1	$13.09	to	$13.09	$11	0.00%	0.75%	to	0.75%	35.55%	to	35.55%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard High Yield Bond Portfolio (available February 24, 2020)
December 31, 2020	1	$10.37	to	$10.37	$6	0.00%	0.75%	to	0.75%	4.24%	to	4.24%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Moderate Allocation Portfolio (available February 24, 2020)
December 31, 2020	5	$11.08	to	$11.08	$52	0.00%	0.85%	to	0.85%	12.99%	to	12.99%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Vanguard Short-Term Investment Grade Portfolio (available February 24, 2020)
December 31, 2020	3	$10.35	to	$10.36	$31	0.00%	0.75%	to	0.85%	3.30%	to	3.39%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Asset Allocation Fund (Class 1) (available February 24, 2020)
December 31, 2020	26	$10.93	to	$10.96	$286	12.73%	0.60%	to	0.85%	11.90%	to	12.14%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Blue Chip Income and Growth Fund (Class 1) (available February 24, 2020)
December 31, 2020	7	$10.72	to	$10.72	$80	11.58%	0.85%	to	0.85%	11.04%	to	11.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A148

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Bond Fund (Class 1) (available February 24, 2020)
December 31, 2020	4	$10.65	to	$10.65	$43	5.32%	0.85%	to	0.85%	6.21%	to	6.21%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth Fund (Class 1) (available February 24, 2020)
December 31, 2020	24	$13.86	to	$13.87	$335	1.87%	0.75%	to	0.85%	44.00%	to	44.13%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth-Income Fund (Class 1) (available February 24, 2020)
December 31, 2020	2	$11.03	to	$11.03	$25	3.46%	0.85%	to	0.85%	13.98%	to	13.98%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1) (available February 24, 2020)
December 31, 2020	2	$10.77	to	$10.77	$22	5.16%	0.75%	to	0.75%	7.13%	to	7.13%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Basic Value V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	29	$10.43	to	$10.43	$299	13.38%	0.25%	to	0.25%	7.67%	to	7.67%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Capital Appreciation V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	4	$12.95	to	$12.96	$49	0.00%	0.40%	to	0.50%	34.41%	to	34.52%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Equity Dividend V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	30	$10.37	to	$10.40	$309	2.64%	0.25%	to	0.50%	7.26%	to	7.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Global Allocation V.I. Fund (Class I) (available February 24, 2020)
December 31, 2020	2	$11.81	to	$11.81	$21	3.20%	0.50%	to	0.50%	20.42%	to	20.42%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA Global Bond Portfolio (available February 24, 2020)
December 31, 2020	2	$10.03	to	$10.03	$24	0.19%	0.75%	to	0.75%	0.33%	to	0.33%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A149

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	DFA VA Short-Term Fixed Portfolio (available February 24, 2020)
December 31, 2020	2		$9.96	to	$9.96	$17	2.82%	0.85%	to	0.85%	-0.42%	to	-0.42%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA U.S. Large Value Portfolio (available February 24, 2020)
December 31, 2020	2		$9.96	to	$9.96	$15	23.16%	0.75%	to	0.75%	3.23%	to	3.23%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	DFA VA U.S. Targeted Value Portfolio (available February 24, 2020)
December 31, 2020	—	(1)	$10.76	to	$10.76	$5	6.29%	0.75%	to	0.75%	11.44%	to	11.44%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Balanced Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	10		$11.75	to	$11.75	$119	7.12%	0.25%	to	0.25%	20.30%	to	20.30%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$12.98	to	$12.98	$—	0.00%	0.40%	to	0.40%	34.38%	to	34.38%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	26		$11.98	to	$12.00	$317	2.69%	0.25%	to	0.40%	23.40%	to	23.56%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Emerging Markets Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$13.26	to	$13.26	$7	0.00%	0.40%	to	0.40%	37.43%	to	37.43%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Financial Services Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$9.98	to	$9.98	$—	0.00%	0.40%	to	0.40%	3.11%	to	3.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$10.20	to	$10.20	$11	28.53%	0.40%	to	0.40%	2.25%	to	2.25%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A150

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Fidelity® VIP Health Care Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$11.68	to	$11.68	$5	0.00%	0.50%	to	0.50%	22.24%	to	22.24%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Industrials Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$10.78	to	$10.78	$4	0.85%	0.50%	to	0.50%	11.80%	to	11.80%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	3		$11.83	to	$11.84	$31	0.86%	0.40%	to	0.50%	22.50%	to	22.61%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Mid Cap Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	27		$11.54	to	$11.56	$309	2.49%	0.25%	to	0.50%	18.90%	to	19.16%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Strategic Income Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$10.52	to	$10.52	$15	18.54%	0.40%	to	0.40%	5.68%	to	5.68%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Technology Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	1		$14.98	to	$14.99	$11	0.00%	0.40%	to	0.50%	56.17%	to	56.30%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Utilities Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—		$9.27	to	$9.27	$—	0.00%	0.40%	to	0.40%	(6.09)%	to	(6.09)%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	ClearBridge Variable Mid Cap Portfolio (Class I) (available February 24, 2020)
December 31, 2020	—	(1)	$11.16	to	$11.16	$6	0.69%	0.40%	to	0.40%	15.11%	to	15.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	ClearBridge Variable Small Cap Growth Portfolio (Class I) (available February 24, 2020)
December 31, 2020	23		$13.61	to	$13.64	$315	0.00%	0.25%	to	0.50%	40.46%	to	40.76%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
A151

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Western Asset Core Plus VIT Portfolio (Class I) (available February 24, 2020)
December 31, 2020	13		$10.61	to	$10.62	$133	13.51%	0.40%	to	0.50%	6.11%	to	6.20%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Western Asset Variable Global High Yield Bond Portfolio (Class I) (available February 24, 2020)
December 31, 2020	1		$10.54	to	$10.55	$9	11.46%	0.40%	to	0.50%	5.98%	to	6.07%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Mid Cap Growth Series (Initial Class) (available February 24, 2020)
December 31, 2020	1		$12.73	to	$12.74	$15	0.00%	0.40%	to	0.50%	30.65%	to	30.76%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Intrinsic Value Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	5		$11.91	to	$11.92	$64	0.00%	0.40%	to	0.50%	23.14%	to	23.24%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class) (available February 24, 2020)
December 31, 2020	—	(1)	$11.78	to	$11.78	$5	0.00%	0.50%	to	0.50%	22.11%	to	22.11%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® International Growth Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	58		$13.44	to	$13.48	$787	0.92%	0.48%	to	0.86%	32.37%	to	32.71%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	26		$13.52	to	$13.56	$351	0.14%	0.48%	to	0.86%	33.08%	to	33.42%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Technology Portfolio (Service Shares) (available April 27, 2020)
December 31, 2020	518		$14.58	to	$14.62	$7,568	0.00%	0.48%	to	0.86%	44.68%	to	45.06%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Investors Trust Series (Service Shares) (available April 27, 2020)
December 31, 2020	11		$13.01	to	$13.03	$149	0.55%	0.48%	to	0.73%	27.78%	to	28.00%
December 31, 2019	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—		$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A152

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Mid Cap Growth Series (Service Shares) (available April 27, 2020)
December 31, 2020	231	$14.75	to	$14.79	$3,420	0.00%	0.48%	to	0.86%	44.30%	to	44.67%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® New Discovery Series (Service Shares) (available April 27, 2020)
December 31, 2020	87	$16.70	to	$16.74	$1,448	0.00%	0.48%	to	0.86%	61.70%	to	62.11%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Research Series (Service Shares) (available April 27, 2020)
December 31, 2020	20	$12.95	to	$12.99	$259	0.46%	0.48%	to	0.86%	27.73%	to	28.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Bond Series (Service Shares) (available April 27, 2020)
December 31, 2020	649	$10.72	to	$10.74	$6,968	3.40%	0.48%	to	0.73%	7.48%	to	7.66%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Total Return Series (Service Shares) (available April 27, 2020)
December 31, 2020	316	$11.98	to	$12.01	$3,796	1.97%	0.48%	to	0.86%	18.27%	to	18.58%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	MFS® Utilities Series (Service Shares) (available April 27, 2020)
December 31, 2020	144	$12.13	to	$12.16	$1,752	1.67%	0.48%	to	0.86%	19.22%	to	19.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	128	$10.98	to	$10.99	$1,406	0.00%	0.48%	to	0.73%	8.94%	to	9.04%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Asset Allocation Fund (Class 4) (available August 17, 2020)
December 31, 2020	412	$10.87	to	$10.88	$4,479	2.01%	0.48%	to	0.86%	8.38%	to	8.53%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Blue Chip Income and Growth Fund (Class 4) (available August 17, 2020)
December 31, 2020	84	$11.11	to	$11.13	$940	2.50%	0.48%	to	0.86%	11.02%	to	11.18%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A153

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Funds IS Bond Fund (Class 4) (available August 17, 2020)
December 31, 2020	94	$10.13	to	$10.13	$953.04	2.52%	0.48%	to	0.68%	1.27%	to	1.34%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Global Growth and Income Fund (Class 4) (available August 17, 2020)
December 31, 2020	57	$11.34	to	$11.35	$649.56	1.18%	0.48%	to	0.86%	12.99%	to	13.15%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Global Small Capitalization Fund (Class 4) (available August 17, 2020)
December 31, 2020	23	$12.45	to	$12.46	$290.48	0.00%	0.48%	to	0.66%	23.41%	to	23.49%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth Fund (Class 4) (available August 17, 2020)
December 31, 2020	184	$12.23	to	$12.25	$2,248.40	0.00%	0.48%	to	0.86%	20.33%	to	20.50%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS Growth-Income Fund (Class 4) (available August 17, 2020)
December 31, 2020	95	$11.05	to	$11.07	$1,054.15	1.28%	0.48%	to	0.86%	10.12%	to	10.28%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS International Fund (Class 4) (available August 17, 2020)
December 31, 2020	19	$11.98	to	$11.99	$223.85	0.40%	0.48%	to	0.86%	19.41%	to	19.58%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	American Funds IS New World Fund® (Class 4) (available August 17, 2020)
December 31, 2020	59	$11.92	to	$11.93	$707.85	0.00%	0.48%	to	0.73%	18.51%	to	18.62%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	34	$11.22	to	$11.23	$382.01	1.56%	0.48%	to	0.86%	11.55%	to	11.70%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	24	$11.26	to	$11.27	$270.23	2.41%	0.48%	to	0.73%	12.70%	to	12.80%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A154

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	BlackRock Basic Value V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	2	$11.50	to	$11.50	$22.22	5.43%	0.48%	to	0.48%	15.31%	to	15.31%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Capital Appreciation V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	18	$11.59	to	$11.60	$205.87	0.00%	0.48%	to	0.68%	14.97%	to	15.06%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Equity Dividend V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	56	$11.26	to	$11.27	$628.65	0.98%	0.48%	to	0.68%	12.84%	to	12.92%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (available August 17, 2020)
December 31, 2020	28	$11.40	to	$11.40	$317.74	0.00%	0.48%	to	0.66%	12.81%	to	12.88%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Balanced Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	340	$11.16	to	$11.17	$3,796.85	1.64%	0.48%	to	0.86%	11.30%	to	11.46%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	284	$12.36	to	$12.38	$3,514.17	0.00%	0.48%	to	0.86%	22.29%	to	22.47%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Fidelity® VIP Health Care Portfolio (Service Class 2) (available August 17, 2020)
December 31, 2020	184	$10.89	to	$10.90	$2,004.57	0.82%	0.48%	to	0.86%	7.63%	to	7.78%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2018	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**    These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.
A155

Note 7:    Financial Highlights (continued)

***    These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2020 or from the effective date of the subaccount through the end of the reporting period.

(1)     Amount is less than 1,000 units and/or $1,000 in net assets.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges assessed by Pruco Life. These charges are assessed through a reduction in unit values.

B.Administration Charge
The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the contracts, establishing and maintaining records, and providing reports to contract owners. Effective February 24, 2020, under the Prudential MyRock Advisor Variable Annuity product, a fund access charge is assessed on the account value invested in certain subaccounts associated with funds that do not provide adequate revenue. These charges are assessed daily through a reduction in unit values.

The following are the base and maximum combined mortality and expense risk and administration charges of the respective contracts.
A156

Note 8:    Charges and Expenses (continued)

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Preferred	1.40%	1.40%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential MyRock Advisor Variable Annuity	0.25%	2.10%
Prudential Premier Advisor Variable Annuity Series(1)	0.35% / 0.55%	1.95%
Prudential Premier Investment Variable Annuity B Series(2)	0.48% / 0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity C Series	1.30%	3.15%
Prudential Premier Retirement Variable Annuity L Series	1.30%	3.10%
Prudential Premier Retirement Variable Annuity X Series	1.30%	3.25%
Prudential Premier Variable Annuity B Series	1.15%	2.55%
Prudential Premier Variable Annuity Bb Series	0.95%	2.35%
Prudential Premier Variable Annuity L Series	1.50%	2.90%
Prudential Premier Variable Annuity X Series	1.55%	2.95%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.50%
Strategic Partners FlexElite 2	1.65%	2.75%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.60%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.60%

(1)    Effective February 25, 2019, the base charge on Prudential Premier Advisor Variable Annuity Series product was reduced to 0.35%. Contracts issued under this product on or after February 25, 2019 will have a base charge of 0.35%.

(2)    Effective September 16, 2019, the base charge on Prudential Premier Investment Variable Annuity B Series product was reduced to 0.48%. Contracts issued under this product on or after September 16, 2019 will have a base charge of 0.48%.

C.Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.Other Related Charges

For certain products with Highest Daily Lifetime Seven benefit options, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For certain products with Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, and Highest Daily Lifetime Seven Plus benefit options, the optional benefit fee is assessed against the greater of the
A157

Note 8:    Charges and Expenses (continued)
unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by state).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

These other related charges are assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contracts.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contracts, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A158

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and
the Contract Owners of Pruco Life Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (Class I) (1)	AST FQ Absolute Return Currency Portfolio (4)
Prudential Diversified Bond Portfolio (1)	AST Jennison Global Infrastructure Portfolio (4)
Prudential Equity Portfolio (Class I) (1)	AST PIMCO Dynamic Bond Portfolio (5)
Prudential Flexible Managed Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
Prudential Conservative Balanced Portfolio (1)	AST Bond Portfolio 2026 (1)
Prudential Value Portfolio (Class I) (1)	AST AB Global Bond Portfolio (5)
Prudential High Yield Bond Portfolio (1)	AST Goldman Sachs Global Income Portfolio (5)
Prudential Natural Resources Portfolio (Class I) (1)	AST Global Bond Portfolio (1)
Prudential Stock Index Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (4)
Prudential Global Portfolio (1)	AST QMA International Core Equity Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Managed Alternatives Portfolio (3)
Prudential Small Capitalization Stock Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
T. Rowe Price International Stock Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	AST Bond Portfolio 2027 (1)
Invesco V.I. Core Equity Fund (Series I) (1)	NVIT Emerging Markets Fund (Class D) (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	AST Bond Portfolio 2028 (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	AST Bond Portfolio 2029 (1)
MFS® Research Series (Initial Class) (1)	AST American Funds Growth Allocation Portfolio (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2030 (1)
American Century VP Value Fund (Class I) (1)	AST BlackRock 80/20 Target Allocation ETF Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST BlackRock 60/40 Target Allocation ETF Portfolio (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST Western Asset Corporate Bond Portfolio (1)
Davis Value Portfolio (1)	AST T. Rowe Price Corporate Bond Portfolio (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	AST PIMCO Corporate Bond Portfolio (1)
A159

Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Prudential Corporate Bond Portfolio (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST BlackRock Corporate Bond Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST Dimensional Global Core Allocation Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	AST Bond Portfolio 2031 (6)
AST Cohen & Steers Realty Portfolio (1)	Fidelity® VIP Contrafund℠ Portfolio (Initial Class) (7)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	Fidelity® VIP Growth Opportunities Portfolio (Initial Class) (7)
AST T. Rowe Price Large-Cap Value Portfolio (1)	Fidelity® VIP Growth Portfolio (Initial Class) (7)
AST High Yield Portfolio (1)	Fidelity® VIP Investment Grade Bond Portfolio (Initial Class) (7)
AST Small-Cap Growth Opportunities Portfolio (1)	MFS® New Discovery Series (Initial Class) (7)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	MFS® Total Return Series (Initial Class) (7)
AST Small-Cap Value Portfolio (1)	MFS® Total Return Bond Series (Initial Class) (7)
AST Mid-Cap Growth Portfolio (1)	Vanguard Equity Index Portfolio (7)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	Vanguard Global Bond Index (7)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	Vanguard Mid-Cap Index Portfolio (7)
AST MFS Growth Portfolio (1)	Vanguard Real Estate Index Portfolio (7)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	Vanguard Total Bond Market Index Portfolio (7)
AST BlackRock Low Duration Bond Portfolio (1)	Vanguard Total International Stock Index Portfolio (7)
AST QMA US Equity Alpha Portfolio (1)	Vanguard Total Stock Market Index Portfolio (7)
AST T. Rowe Price Natural Resources Portfolio (1)	Vanguard Balanced Portfolio (7)
AST T. Rowe Price Asset Allocation Portfolio (1)	Vanguard Conservative Allocation Portfolio (7)
AST MFS Global Equity Portfolio (1)	Vanguard Growth Portfolio (7)
AST J.P. Morgan International Equity Portfolio (1)	Vanguard High Yield Bond Portfolio (7)
AST Templeton Global Bond Portfolio (5)	Vanguard Moderate Allocation Portfolio (7)
AST Wellington Management Hedged Equity Portfolio (1)	Vanguard Short-Term Investment Grade Portfolio (7)
AST Capital Growth Asset Allocation Portfolio (1)	American Funds IS Asset Allocation Fund (Class 1) (7)
AST Academic Strategies Asset Allocation Portfolio (1)	American Funds IS Blue Chip Income and Growth Fund (Class 1) (7)
AST Balanced Asset Allocation Portfolio (1)	American Funds IS Bond Fund (Class 1) (7)
AST Preservation Asset Allocation Portfolio (1)	American Funds IS Growth Fund (Class 1) (7)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	American Funds IS Growth-Income Fund (Class 1) (7)
AST Prudential Growth Allocation Portfolio (1)	American Funds IS U.S. Government/AAA-Rated Securities Fund (Class 1) (7)
AST Advanced Strategies Portfolio (1)	BlackRock Basic Value V.I. Fund (Class I) (7)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	BlackRock Capital Appreciation V.I. Fund (Class I) (7)
A160

AST Government Money Market Portfolio (1)	BlackRock Equity Dividend V.I. Fund (Class I) (7)
AST Small-Cap Growth Portfolio (1)	BlackRock Global Allocation V.I. Fund (Class I) (7)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	DFA VA Global Bond Portfolio (7)
AST International Value Portfolio (1)	DFA VA Short-Term Fixed Portfolio (7)
AST International Growth Portfolio (1)	DFA VA U.S. Large Value Portfolio (7)
AST Investment Grade Bond Portfolio (1)	DFA VA U.S. Targeted Value Portfolio (7)
AST Western Asset Core Plus Bond Portfolio (1)	Fidelity® VIP Balanced Portfolio Initial Class) (7)
AST Cohen & Steers Global Realty Portfolio (1)	Fidelity® VIP Consumer Discretionary Portfolio (Initial Class) (7)
AST Emerging Markets Equity Portfolio (1)	Fidelity® VIP Disciplined Small Cap Portfolio (Initial Class) (7)
AST Goldman Sachs Small-Cap Value Portfolio (1)	Fidelity® VIP Emerging Markets Portfolio (Initial Class) (7)
AST AllianzGI World Trends Portfolio (1)	Fidelity® VIP Financial Services Portfolio (Initial Class) (7)
AST J.P. Morgan Global Thematic Portfolio (1)	Fidelity® VIP Floating Rate High Income Portfolio (Initial Class) (7)
AST Goldman Sachs Multi-Asset Portfolio (1)	Fidelity® VIP Health Care Portfolio (Initial Class) (7)
ProFund VP Consumer Services (1)	Fidelity® VIP Industrials Portfolio (Initial Class) (7)
ProFund VP Consumer Goods (1)	Fidelity® VIP International Capital Appreciation Portfolio (Initial Class) (7)
ProFund VP Financials (1)	Fidelity® VIP Mid Cap Portfolio (Initial Class) (7)
ProFund VP Health Care (1)	Fidelity® VIP Strategic Income Portfolio (Initial Class) (7)
ProFund VP Industrials (1)	Fidelity® VIP Technology Portfolio (Initial Class) (7)
ProFund VP Mid-Cap Growth (1)	Fidelity® VIP Utilities Portfolio (Initial Class) (7)
ProFund VP Mid-Cap Value (1)	ClearBridge Variable Mid Cap Portfolio (Class I) (7)
ProFund VP Real Estate (1)	ClearBridge Variable Small Cap Growth Portfolio (Class I) (7)
ProFund VP Small-Cap Growth (1)	Western Asset Core Plus VIT Portfolio (Class I) (7)
ProFund VP Small-Cap Value (1)	Western Asset Variable Global High Yield Bond Portfolio (Class I) (7)
ProFund VP Telecommunications (1)	MFS® Mid Cap Growth Series (Initial Class) (7)
ProFund VP Utilities (1)	MFS® International Intrinsic Value Portfolio (Initial Class) (7)
ProFund VP Large-Cap Growth (1)	MFS® Massachusetts Investors Growth Stock Portfolio (Initial Class) (7)
ProFund VP Large-Cap Value (1)	MFS® International Growth Portfolio (Service Shares) (8)
AST Jennison Large-Cap Growth Portfolio (1)	MFS® Massachusetts Investors Growth Stock Portfolio (Service Shares) (8)
AST Bond Portfolio 2020 (2)	MFS® Technology Portfolio (Service Shares) (8)
AST Bond Portfolio 2021 (1)	MFS® Investors Trust Series (Service Shares) (8)
Wells Fargo VT International Equity Fund (Class 1) (1)	MFS® Mid Cap Growth Series (Service Shares) (8)
A161

Wells Fargo VT Omega Growth Fund (Class 1) (1)	MFS® New Discovery Series (Service Shares) (8)
Wells Fargo VT Small Cap Growth Fund (Class 1) (1)	MFS® Research Series (Service Shares) (8)
AST Bond Portfolio 2022 (1)	MFS® Total Return Bond Series (Service Shares) (8)
AST Quantitative Modeling Portfolio (1)	MFS® Total Return Series (Service Shares) (8)
AST BlackRock Global Strategies Portfolio (1)	MFS® Utilities Series (Service Shares) (8)
Wells Fargo VT Opportunity Fund (Class 1) (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (9)
AST Prudential Core Bond Portfolio (1)	American Funds IS Asset Allocation Fund (Class 4) (9)
AST Bond Portfolio 2023 (1)	American Funds IS Blue Chip Income and Growth Fund (Class 4) (9)
AST MFS Growth Allocation Portfolio (1)	American Funds IS Bond Fund (Class 4) (9)
AST Western Asset Emerging Markets Debt Portfolio (1)	American Funds IS Global Growth and Income Fund (Class 4) (9)
AST MFS Large-Cap Value Portfolio (1)	American Funds IS Global Small Capitalization Fund (Class 4) (9)
AST Bond Portfolio 2024 (1)	American Funds IS Growth Fund (Class 4) (9)
AST AQR Emerging Markets Equity Portfolio (4)	American Funds IS Growth-Income Fund (Class 4) (9)
AST ClearBridge Dividend Growth Portfolio (1)	American Funds IS International Fund (Class 4) (9)
AST Multi-Sector Fixed Income Portfolio (1)	American Funds IS New World Fund® (Class 4) (9)
AST AQR Large-Cap Portfolio (4)	BlackRock Advantage Large Cap Core V.I. Fund (Class III) (9)
AST Large-Cap Core Portfolio (1)	BlackRock Advantage Large Cap Value V.I. Fund (Class III) (9)
AST Bond Portfolio 2025 (1)	BlackRock Basic Value V.I. Fund (Class III) (9)
AST T. Rowe Price Growth Opportunities Portfolio (1)	BlackRock Capital Appreciation V.I. Fund (Class III) (9)
AST Goldman Sachs Global Growth Allocation Portfolio (3)	BlackRock Equity Dividend V.I. Fund (Class III) (9)
AST T. Rowe Price Diversified Real Growth Portfolio (1)	BlackRock Large Cap Focus Growth V.I. Fund (Class III) (9)
AST Prudential Flexible Multi-Strategy Portfolio (1)	Fidelity® VIP Balanced Portfolio (Service Class 2) (9)
AST Franklin Templeton K2 Global Absolute Return Portfolio (3)	Fidelity® VIP Growth Opportunities Portfolio (Service Class 2) (9)
AST Managed Equity Portfolio (3)	Fidelity® VIP Health Care Portfolio (Service Class 2) (9)
AST Managed Fixed Income Portfolio (3)

A162

(1)Statement of net assets as of December 31, 2020, statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.
(2)Statement of net assets as of December 31, 2020 (date of liquidation), statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.

(3)Statement of net assets as of April 24, 2020 (date of merger), statement of operations for the period January 1, 2020 to April 24, 2020 and statement of changes in net assets for the period January 1, 2020 to April 24, 2020 and for the year ended December 31, 2019.

(4)Statement of net assets as of August 14, 2020 (date of merger), statement of operations for the period January 1, 2020 to August 14, 2020 and statement of changes in net assets for the period January 1, 2020 to August 14, 2020 and for the year ended December 31, 2019.

(5)Statement of net assets as of November 13, 2020 (date of merger), statement of operations for the period January 1, 2020 to November 13, 2020 and statement of changes in net assets for the period January 1, 2020 to November 13, 2020 and for the year ended December 31, 2019.

(6)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period January 2, 2020 (commencement of operations) to December 31, 2020.
(7)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period February 24, 2020 (commencement of operations) to December 31, 2020.
(8)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period April 27, 2020 (commencement of operations) to December 31, 2020.
(9)Statement of net assets as of December 31, 2020, statement of operations and statement of changes in net assets for the period August 17, 2020 (commencement of operations) to December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 5, 2021

We have served as the auditor of one or more of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account since 1996.
A163

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2020, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2020.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 19, 2021

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2020 and 2019 (in thousands, except share amounts)

	December 31, 2020	December 31, 2019
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2020-$2,339) (amortized cost: 2020 – $6,157,371; 2019 – $5,283,266)	$7,012,631	$5,681,970
Fixed maturities, trading, at fair value (amortized cost: 2020 – $73,413; 2019 – $59,995)	82,482	59,964
Equity securities, at fair value (cost: 2020 – $105,508; 2019 – $6,360)	108,457	10,494
Policy loans	1,323,681	1,314,064
Short-term investments	49,997	0
Commercial mortgage and other loans (net of $4,552 and $1,768 allowance for credit losses at December 31, 2020 and December 31, 2019, respectively)(1)	1,288,846	1,239,885
Other invested assets (includes $94,939 and $87,456 measured at fair value at December 31, 2020 and 2019, respectively)	520,955	429,558
Total investments	10,387,049	8,735,935
Cash and cash equivalents	426,979	563,199
Deferred policy acquisition costs(1)	2,433,936	1,855,698
Accrued investment income	93,613	89,448
Reinsurance recoverables(1)	48,367,096	40,710,159
Receivables from parent and affiliates	266,473	271,981
Income taxes receivable(1)	175,024	102,652
Other assets	417,508	441,543
Separate account assets	145,740,422	138,387,772
TOTAL ASSETS	$208,308,100	$191,158,387
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits(1)	$32,889,181	$25,258,673
Policyholders’ account balances(1)	23,857,574	22,878,823
Cash collateral for loaned securities	2,725	7,529
Short-term debt to affiliates	0	2,845
Payables to parent and affiliates	75,990	216,842
Other liabilities(1)	1,694,492	1,390,876
Separate account liabilities	145,740,422	138,387,772
Total liabilities	204,260,384	188,143,360
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	1,726,690	1,153,632
Retained earnings	1,772,398	1,577,453
Accumulated other comprehensive income (loss)	546,128	281,442
Total equity	4,047,716	3,015,027
TOTAL LIABILITIES AND EQUITY	$208,308,100	$191,158,387
(1) December 31, 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2020, 2019, and 2018 (in thousands)

	2020	2019	2018
REVENUES
Premiums	$92,176	$28,544	$50,808
Policy charges and fee income	624,320	544,156	533,327
Net investment income	367,350	393,797	325,287
Asset administration fees	19,138	16,056	14,368
Other income	83,256	83,560	72,964
Realized investment gains (losses), net	(62,976)	(116,749)	(167,278)
TOTAL REVENUES	1,123,264	949,364	829,476
BENEFITS AND EXPENSES
Policyholders’ benefits	298,149	153,074	149,499
Interest credited to policyholders’ account balances	233,375	187,229	171,993
Amortization of deferred policy acquisition costs	140,562	113,318	135,826
General, administrative and other expenses	383,043	336,959	314,371
TOTAL BENEFITS AND EXPENSES	1,055,129	790,580	771,689
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	68,135	158,784	57,787
Income tax expense (benefit)	(130,248)	(59,132)	(52,641)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	198,383	217,916	110,428
Equity in earnings of operating joint venture, net of taxes	(1,686)	(917)	(1,790)
NET INCOME (LOSS)	$196,697	$216,999	$108,638
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	599	9,572	(17,745)
Net unrealized investment gains (losses)	334,893	381,447	(259,981)
Total	335,492	391,019	(277,726)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	70,806	81,281	(55,174)
Other comprehensive income (loss), net of taxes	264,686	309,738	(222,552)
Comprehensive income (loss)	$461,383	$526,737	$(113,914)
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2017	$2,500	$1,141,092	$1,526,310	$165,346	$2,835,248
Cumulative effect of adoption of ASU 2016-01			7,936	(1,539)	6,397
Cumulative effect of adoption of ASU 2018-02			(30,449)	30,449	0
Contributed capital		5,500			5,500
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		0			0
Comprehensive income:
Net income (loss)			108,638		108,638
Other comprehensive income (loss), net of tax				(222,552)	(222,552)
Total comprehensive income (loss)					(113,914)
Balance, December 31, 2018	2,500	1,146,592	1,612,435	(28,296)	2,733,231
Cumulative effect of adoption of accounting changes(1)			(1,981)		(1,981)
Contributed capital		5,900			5,900
Dividend to parent			(250,000)		(250,000)
Contributed (distributed) capital-parent/child asset transfers		1,140			1,140
Comprehensive income:
Net income (loss)			216,999		216,999
Other comprehensive income (loss), net of tax				309,738	309,738
Total comprehensive income (loss)					526,737
Balance, December 31, 2019	2,500	1,153,632	1,577,453	281,442	3,015,027
Cumulative effect of adoption of accounting changes(2)			(1,752)		(1,752)
Contributed capital		575,000			575,000
Dividend to parent			0		0
Contributed (distributed) capital-parent/child asset transfers		(1,942)			(1,942)
Comprehensive income:
Net income (loss)			196,697		196,697
Other comprehensive income (loss), net of tax				264,686	264,686
Total comprehensive income (loss)					461,383
Balance, December 31, 2020	$2,500	$1,726,690	$1,772,398	$546,128	$4,047,716
(1) Includes the impact from the adoption of ASU 2017-08 and 2017-12.
(2) Includes the impact from the adoption of ASU 2016-13. See Note 2.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2020, 2019 and 2018 (in thousands)

	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$196,697	$216,999	$108,638
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income(1)	(81,850)	(53,158)	(49,038)
Interest credited to policyholders’ account balances	233,375	187,229	171,993
Realized investment (gains) losses, net	62,976	116,749	167,278
Amortization and other non-cash items	(102,443)	(81,847)	(43,259)
Change in:
Future policy benefits	2,658,195	2,538,263	1,843,825
Reinsurance recoverables	(2,440,532)	(2,739,573)	(1,832,092)
Accrued investment income	(4,165)	(1,170)	(5,937)
Net payables to/receivables from parent and affiliates	(145,743)	(7,175)	18,457
Deferred policy acquisition costs	(617,907)	(338,455)	(211,059)
Income taxes	(142,196)	(138,706)	(28,950)
Derivatives, net	10,969	143,004	(44,585)
Other, net	(6,498)	(22,573)	(4,487)
Cash flows from (used in) operating activities	(379,122)	(180,413)	90,784
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	385,245	948,693	561,340
Equity securities	5,043	29,532	6,008
Policy loans	174,208	162,744	153,124
Ceded policy loans	(12,863)	(11,953)	(15,131)
Short-term investments	371,508	51,117	13,404
Commercial mortgage and other loans	123,124	144,512	64,261
Other invested assets	16,280	18,599	19,527
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,269,808)	(940,605)	(875,672)
Fixed maturities, trading	(13,418)	(15,235)	(6,481)
Equity securities	(99,871)	(110)	(5,039)
Policy loans	(137,133)	(196,508)	(179,968)
Ceded policy loans	20,053	19,790	17,036
Short-term investments	(421,495)	(51,113)	(13,430)
Commercial mortgage and other loans	(165,398)	(171,762)	(199,847)
Other invested assets	(74,231)	(84,762)	(70,902)
Notes receivable from parent and affiliates, net	905	15,980	(2,464)
Derivatives, net	(4,048)	(4,056)	639
Other, net	2,290	(6,342)	(2,880)
Cash flows from (used in) investing activities	(1,099,609)	(91,479)	(536,475)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	4,775,163	5,407,620	5,093,239
Ceded policyholders’ account deposits	(3,479,973)	(3,537,492)	(3,230,005)
Policyholders’ account withdrawals	(3,291,806)	(3,568,340)	(3,135,714)
Ceded policyholders’ account withdrawals	2,709,182	2,431,701	2,022,519
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(4,804)	(3,534)	(22,106)
Dividend to parent	0	(250,000)	0
Contributed Capital	575,000	0	0
Contributed (distributed) capital - parent/child asset transfers	(2,458)	1,443	0
Net change in financing arrangements (maturities 90 days or less)	(2,845)	2,845	0

Drafts outstanding	40,514	7,150	(10,334)
Other, net(1)	24,538	(73,142)	(67,637)
Cash flows from (used in) financing activities	1,342,511	418,251	649,962
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(136,220)	146,359	204,271
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	563,199	416,840	212,569
CASH AND CASH EQUIVALENTS, END OF YEAR	$426,979	$563,199	$416,840
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$11,948	$79,574	$(23,684)
Interest paid	$2,783	$3,204	$3,099
(1) Prior period amounts have been revised to correct an error. See Note 16 for details.
Significant Non-Cash Transactions
There were no significant non-cash transactions for the years ended December 31, 2020, 2019 and 2018.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition cost ("DAC") and related amortization; policyholders' account balances related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products; valuation of investments including derivatives, measurement of allowance for credit losses, and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

COVID-19

Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets, and has adversely impacted, and may continue to adversely impact, the Company’s results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in the Company’s financial statements in the areas of, among others, i) investments: increased risk of loss on the Company's investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality and policyholder behavior which are reflected in the Company's insurance liabilities and certain related balances (e.g., DAC, etc.). The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the global economy, markets or its businesses.

Out of Period Adjustment

During the third quarter of 2020, the Company recorded an out of period adjustment which resulted in a net decrease of $7 million to "Income (loss) from operations before income taxes and equity in earnings of operating joint venture" for the year ended December 31, 2020. This adjustment primarily increased “General, administrative and other expenses” and relates to a correction of inputs to certain actuarial calculations which resulted in an overstatement of deferred policy acquisition costs. Management has evaluated the impact of all out of period adjustments, both individually and in the aggregate, and concluded that they are not material to any current or previously reported quarterly or annual financial statements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Revision to Prior Period Consolidated Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Consolidated Statements of Cash Flows. Prior period amounts have been revised in the financial statements to correct this error. Management evaluated these adjustments and concluded they were not material to any previously reported quarterly or annual financial statements. See Note 16 for a more detailed description of the revision and for comparisons of amounts previously reported to the revised amounts.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, the credit impairment will be measured as the extent to which the amortized cost exceeds the net present value. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition.

Credit impairment is recognized as an allowance for credit losses and reported in “Realized investment gains (losses), net.” Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security.

The Company adopted Accounting Standards Update ("ASU") 2016-13, and related ASUs, effective January 1, 2020. See “Recent Accounting Pronouncements” in this Note for additional information about the adoption. Prior to the adoption of ASU 2016-13, credit impairments were recognized as a direct write down to the cost basis of the security.

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income.”

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired) the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero. Prior to the adoption of ASU 2016-13, the effective yield was adjusted prospectively unless an impairment was recorded in the current period.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition and the amount of impairment recognized in earnings and other comprehensive income (loss) (“OCI”). The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The Company may use the estimated fair value of collateral, if any, as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an allowance for losses is recognized in earnings for the difference between amortized cost and the net present value and is limited to the difference between amortized cost and fair value of the AFS debt security. Any difference between the fair value and the net present value of the debt security at the impairment measurement date remains in OCI. Changes in the allowance for losses are reported in “Realized investment gains (losses), net.”

When an AFS debt security’s fair value is below amortized cost and (1) the Company has the intent to sell the AFS debt security, or (2) it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The impairment is reported in “Realized investment gains (losses), net.”

The associated unrealized gains and losses, net of tax, and the effect on DAC, deferred sales inducements ("DSI"), future policy benefits and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). Each of these balances is discussed in greater detail below.

Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income,” and dividend income is reported in “Net investment income” on the ex-dividend date.

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available-for-sale” are reported in net income within “Other income” in the Consolidated Statements of Operations. The impact of this standard resulted in an increase to retained earnings of $7.9 million, a reduction to AOCI of $1.5 million, and an increase to equity of $6.4 million upon adoption on January 1, 2018.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of the current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 14 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts. Prior to the adoption of ASU 2016-13, the allowance was based upon credit losses that were probable of occurring for recognized loans, not an estimate of credit losses that may occur over the remaining life of the asset.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net.” As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities,” and the change in the allowance is reported in “Realized investment gains (losses), net.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized costs to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a TDR. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a TDR as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a TDR. When there is a reasonable expectation that the Company will execute a TDR, all effects of the potential restructuring are considered for the estimation of the CECL allowance.

When a loan is modified in a TDR, the CECL allowance of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance is adjusted accordingly. The loan will be evaluated to determine whether the loan no longer has similar credit risk characteristics of the commercial or agricultural mortgage loan pools and need to be evaluated for an allowance on an individual basis. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loan.

In a TDR where the Company receives assets in full satisfaction of the debt, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs are costs directly related to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions; however, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of variable annuity contracts, and index-linked crediting features of certain universal life contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, a United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third party reinsurers, and are reported on the Consolidated Statements of Financial Position net of the CECL allowance. The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. For additional information about these arrangements see Note 9.

Income taxes receivable primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 10 for a discussion of factors considered when evaluating the need for a valuation allowance.

In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a 'measurement period' not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of refinements to the provisional amount related to The United States Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") included in “Income tax expense (benefit)” in 2018.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.

Effective January 1, 2018, the Company adopted ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss), which allowed a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017. The Company elected to apply the ASU subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $30.4 million upon adoption on January 1, 2018. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate-related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits include liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no-lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by recognizing a premium deficiency. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. If a premium deficiency is recognized, the assumptions without a provision for the risk of adverse deviation as of the premium deficiency test date are locked-in and used in subsequent valuations. The net reserves continue to be subject to premium deficiency testing. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities. See Note 7 for additional information regarding policyholders’ account balances. Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Other liabilities consist primarily of accrued expenses, reinsurance payables, and technical overdrafts.

Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 5 for information regarding the valuation of these embedded derivatives and Note 8 for additional information regarding these contracts.

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value,” and “Other invested assets” that are measured at fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

OTHER ACCOUNTING POLICIES

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value” or “Equity securities, at fair value".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Annuities Life Assurance Corporation ("PALAC"), excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. See Note 9 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2020, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-13

The Company adopted ASU 2016-13, and related ASUs, effective January 1, 2020 using the modified retrospective method for certain financial assets carried at amortized cost and certain off-balance sheet exposures. The modified retrospective method results in a cumulative effect adjustment to opening retained earnings. The Company adopted the guidance related to fixed maturities, available-for-sale on a prospective basis.

This ASU requires the use of a new CECL model to account for expected credit losses on certain financial assets reported at amortized cost (e.g., loans held for investment, reinsurance receivables, etc.) and certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans and certain loan commitments). The guidance requires an entity to estimate lifetime credit losses related to such financial assets and credit exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect the collectability of the reported amounts. The standard also modifies the OTTI guidance for fixed maturities, available-for-sale requiring the use of an allowance rather than a direct write-down of the investment.

The impacts of this ASU on the Company’s Consolidated Financial Statements primarily include (1) A Cumulative Effect Adjustment Upon Adoption; (2) Changes to the Presentation of the Consolidated Statements of Financial Position and Consolidated Statements of Operations; and (3) Changes to Accounting Policies. Each of these impacts is described below.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(1) Cumulative Effect Adjustment Upon Adoption

Adoption of the standard resulted in a cumulative effect adjustment to opening retained earnings in the amount of $1.8 million, primarily related to commercial mortgage and other loans. The impact of adoption is not material to the following financial statement line items: deferred policy acquisition costs; reinsurance recoverables; income taxes receivable; future policy benefits; policyholders' account balances; and other liabilities. The prospective adoption of the portions of the standard related to fixed maturities, available-for-sale resulted in no impact to opening retained earnings.

(2) Changes to the Presentation of the Consolidated Statements of Financial Position and Consolidated Statements of Operations

The allowance for credit losses is presented parenthetically on relevant line items in the Consolidated Statements of Financial Position. In the Consolidated Statements of Operations, realized investment gains (losses), net are presented on one line item and will no longer reflect the breakout of OTTI on fixed maturity securities; OTTI on fixed maturity securities transferred to OCI; and other realized investment gains (losses), net. The presentation of this detail in prior periods is immaterial.

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2020, including the policies associated with the adoption of ASU 2016-13.

Other ASUs adopted during the year ended December 31, 2020

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	This ASU provides optional relief for certain contracts impacted by reference rate reform. The standard permits an entity to consider contract modification due to reference rate reform to be an event that does not require contract remeasurement at the modification date or reassessment of a previous accounting determination. The ASU also temporarily (until December 31, 2022) allows hedge relationships to continue without de-designation upon changes due to reference rate reform.	March 12, 2020 to December 31, 2022 using the prospective method.	This ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
The Company made the election under ASU 2020-04 for all applicable contracts as they converted from the current reference rate to the new reference rate.

ASU issued but not yet adopted as of December 31, 2020 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements. In October 2019, the FASB issued ASU 2019-09, Financial Services - Insurance (Topic 944): Effective Date to affirm its decision to defer the effective date of ASU 2018-12 to January 1, 2022 (with early adoption permitted), representing a one year extension from the original effective date of January 1, 2021. As a result of the COVID-19 pandemic, in November 2020, the FASB issued ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application to defer for an additional one year the effective date of ASU 2018-12 from January 1, 2022 to January 1, 2023, and to provide transition relief to facilitate the early adoption of the ASU. The transition relief would allow large calendar-year public companies that early adopt ASU 2018-12 to apply the guidance either as of January 1, 2020 or January 1, 2021 (and record transition adjustments as of January 1, 2020 or January 1, 2021, respectively) in the 2022 financial statements. Companies that do not early adopt ASU 2018-12 would apply the guidance as of January 1, 2021 (and record transition adjustments as of January 1, 2021) in the 2023 financial statements. The Company currently intends to adopt ASU 2018-12 effective January 1, 2023. ASU 2018-12 will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other less significant changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.	An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.	The options for method of adoption and the impacts of such methods are under assessment.
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of either the beginning of the prior year (if early adoption is elected) or the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.	Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in-force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between discount rates locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.
Amortization of DAC and other balances	Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity may choose to apply the amendments to contracts in force as of the beginning of the prior year (if early adoption is elected) or as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its liability for future policy benefits, as described above, it is required to also use a full retrospective transition method for DAC and other balances.	The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.
Market Risk Benefits ("MRB")	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in fair value of market risk benefits are recorded in net income, except for the portion of the change in MRB liabilities attributable to changes in an entity’s NPR, which is recognized in OCI.	An entity shall adopt the guidance for market risk benefits using the retrospective transition method, which includes a cumulative-effect adjustment on the balance sheet as of either the beginning of prior year (if early adoption is elected) or the beginning of the earliest period presented. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., guaranteed minimum death benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$74,946	$2,931	$22	$0	$77,855
Obligations of U.S. states and their political subdivisions	460,003	57,948	0	0	517,951
Foreign government bonds	206,633	44,254	32	0	250,855
U.S. public corporate securities	2,473,440	456,581	587	0	2,929,434
U.S. private corporate securities	919,316	95,793	2,198	855	1,012,056
Foreign public corporate securities	278,717	42,899	886	0	320,730
Foreign private corporate securities	977,539	123,006	7,131	1,484	1,091,930
Asset-backed securities(1)	236,909	1,115	386	0	237,638
Commercial mortgage-backed securities	480,412	40,660	125	0	520,947
Residential mortgage-backed securities(2)	49,456	3,779	0	0	53,235
Total fixed maturities, available-for-sale	$6,157,371	$868,966	$11,367	$2,339	$7,012,631
(1)Includes credit-tranched securities collateralized by loan obligations, credit cards, auto loans, education loans and sub-prime mortgages.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,622	$2,846	$0	$86,468	$0
Obligations of U.S. states and their political subdivisions	458,152	39,675	0	497,827	0
Foreign government bonds	196,034	26,793	1	222,826	0
U.S. public corporate securities	1,914,503	229,071	2,247	2,141,327	0
U.S. private corporate securities	886,281	44,497	1,006	929,772	0
Foreign public corporate securities	256,843	22,158	385	278,616	0
Foreign private corporate securities	939,603	38,426	19,551	958,478	0
Asset-backed securities(1)	119,602	800	466	119,936	(7)
Commercial mortgage-backed securities	367,848	15,231	163	382,916	0
Residential mortgage-backed securities(2)	60,778	3,050	24	63,804	(131)
Total fixed maturities, available-for-sale	$5,283,266	$422,547	$23,843	$5,681,970	$(138)

(1)Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $1.7 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table sets forth the fair value and gross unrealized losses on available-for-sale fixed maturity securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2020
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,255	$22	$0	$0	$2,255	$22
Foreign government bonds	2,270	32	0	0	2,270	32
U.S. public corporate securities	33,295	341	2,754	246	36,049	587
U.S. private corporate securities	33,806	771	6,659	1,427	40,465	2,198
Foreign public corporate securities	6,432	97	6,464	789	12,896	886
Foreign private corporate securities	2,931	131	85,340	6,657	88,271	6,788
Asset-backed securities	51,914	183	70,503	203	122,417	386
Commercial mortgage-backed securities	17,443	125	0	0	17,443	125
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$150,346	$1,702	$171,720	$9,322	$322,066	$11,024

The following table sets forth the fair value and gross unrealized losses on fixed maturity securities aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the date indicated:

	December 31, 2019
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government bonds	$2,152	$1	$400	$0	$2,552	$1
U.S. public corporate securities	81,622	984	19,206	1,263	100,828	2,247
U.S. private corporate securities	33,264	780	22,143	226	55,407	1,006
Foreign public corporate securities	3,839	23	9,379	362	13,218	385
Foreign private corporate securities	32,800	921	186,693	18,630	219,493	19,551
Asset-backed securities	32,361	243	55,461	223	87,822	466
Commercial mortgage-backed securities	22,153	163	0	0	22,153	163
Residential mortgage-backed securities	3,049	16	692	8	3,741	24
Total fixed maturities, available-for-sale	$211,240	$3,131	$293,974	$20,712	$505,214	$23,843

As of December 31, 2020, the gross unrealized losses on fixed maturity available-for-sale securities without an allowance were composed of $5.0 million related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $6.0 million, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2020, $9.3 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, energy and utility sectors.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2019, the gross unrealized losses on fixed maturity securities were composed of $16.0 million related to “1” highest quality or “2” high quality securities based on the NAIC or equivalent rating and $7.8 million related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2019, the $20.7 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, energy and consumer non-cyclical sectors.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates, foreign currency exchange rate movements and the financial condition or near-term prospects of the issuer. As of December 31, 2020, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2020
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$132,265	$134,349
Due after one year through five years	701,919	745,249
Due after five years through ten years	1,006,387	1,113,006
Due after ten years	3,550,023	4,208,207
Asset-backed securities	236,909	237,638
Commercial mortgage-backed securities	480,412	520,947
Residential mortgage-backed securities	49,456	53,235
Total fixed maturities, available-for-sale	$6,157,371	$7,012,631

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs, impairments and the allowance for credit losses of fixed maturities, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$81,766	$633,787	$234,617
Proceeds from maturities/prepayments	305,859	314,906	326,664
Gross investment gains from sales and maturities	1,293	59,557	1,370
Gross investment losses from sales and maturities	(1,878)	(3,785)	(11,000)
OTTI recognized in earnings(2)	N/A	(9,034)	(3,710)
Write-downs recognized in earnings(3)	(4,312)	N/A	N/A
(Addition to) release of allowance for credit losses(4)	(2,339)	N/A	N/A

(1)Includes $2.4 million, $0.0 million and $(0.1) million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2020, 2019 and 2018, respectively.
(2)For the years ended December 31, 2019 and 2018, amounts exclude the portion of OTTI amounts remaining in OCI, representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)For the year ended December 31, 2020, amounts represent write-downs of credit adverse securities, write-downs on securities approaching maturity related to foreign exchange movements and securities actively marketed for sale.
(4)Effective January 1, 2020, credit losses on available-for-sale fixed maturity securities are recorded within the “allowance for credit losses.”

The following table sets forth the activity in the allowance for credit losses for fixed maturity securities, as of the date indicated:

	Year Ended December 31, 2020
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of year	$0	$0	$0	$0	$0	$0	$0
Additions to allowance for credit losses not previously recorded	0	0	5,672	0	0	0	5,672
Reductions for securities sold during the period	0	0	(3,147)	0	0	0	(3,147)
Addition (reductions) on securities with previous allowance	0	0	(186)	0	0	0	(186)
Write-downs charged against the allowance	0	0	0	0	0	0	0
Balance, end of period	$0	$0	$2,339	$0	$0	$0	$2,339

See Note 2 for additional information about the Company’s methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on available-for-sale securities was primarily related to adverse projected cash flows on private corporate securities.
The Company did not have any fixed maturity securities purchased with credit deterioration, as of December 31, 2020.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income,” was $(1.2) million, $(1.0) million and $(2.8) million during the years ended December 31, 2020, 2019 and 2018, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2020		December 31, 2019
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$364,549	28.2%	$355,175	28.6%
Hospitality	34,069	2.6	31,449	2.5
Industrial	399,017	30.9	299,803	24.1
Office	195,443	15.1	205,498	16.6
Other	138,477	10.7	136,841	11.0
Retail	142,266	11.0	190,690	15.4
Total commercial mortgage loans	1,273,821	98.5	1,219,456	98.2
Agricultural property loans	19,577	1.5	22,197	1.8
Total commercial mortgage and agricultural property loans	1,293,398	100.0%	1,241,653	100.0%
Allowance for credit losses	(4,552)		(1,768)
Total net commercial mortgage and agricultural property loans	$1,288,846		$1,239,885

As of December 31, 2020, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in California (22%), Texas (13%) and New York (7%)) and included loans secured by properties in Europe (12%), Mexico (3%), and Australia (2%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2017	$1,728	$66	$1,794
Addition to (release of) allowance for credit losses	298	(27)	271
Balance at December 31, 2018	$2,026	$39	$2,065
Addition to (release of) allowance for credit losses	(283)	(14)	(297)
Balance at December 31, 2019	$1,743	$25	$1,768
Cumulative effect of adoption of ASU 2016-13	2,495	(8)	2,487
Addition to (release of) allowance for expected losses	308	(11)	297
Balance at December 31, 2020	$4,546	$6	$4,552

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2020, the increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to the cumulative effect of adoption of ASU 2016-13.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2020
	Amortized Cost by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$10,645	$47,284	$33,443	$92,410	$162,030	$251,903	$597,715
60%-69.99%	69,819	95,331	141,260	52,710	80,875	43,823	483,818
70%-79.99%	63,783	36,099	22,431	32,476	21,178	15,342	191,309
80% or greater	0	0	0	979	0	0	979
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$128,839	$159,476	$177,098	$171,255	$238,010	$290,741	$1,165,419
1.0 - 1.2x	15,408	10,334	7,134	7,320	26,073	16,418	82,687
Less than 1.0x	0	8,904	12,902	0	0	3,909	25,715
Total	$144,247	$178,714	$197,134	$178,575	$264,083	$311,068	$1,273,821
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$0	$0	$0	$6,486	$0	$13,091	$19,577
60%-69.99%	0	0	0	0	0	0	0
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$0	$0	$0	$6,486	$0	$12,276	$18,762
1.0 - 1.2x	0	0	0	0	0	0	0
Less than 1.0x	0	0	0	0	0	815	815
Total	$0	$0	$0	$6,486	$0	$13,091	$19,577

Commercial mortgage loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$655,136	$18,418	$1,097	$674,651
60%-69.99%	354,827	12,799	0	367,626
70%-79.99%	149,448	27,506	0	176,954
80% or greater	0	225	0	225
Total commercial mortgage loans	$1,159,411	$58,948	$1,097	$1,219,456

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Agricultural property loans
	December 31, 2019
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$21,382	$0	$815	$22,197
60%-69.99%	0	0	0	0
70%-79.99%	0	0	0	0
80% or greater	0	0	0	0
Total agricultural property loans	$21,382	$0	$815	$22,197

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2020
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,273,821	$0	$0	$0	$1,273,821	$0
Agricultural property loans	19,577	0	0	0	19,577	0
Total	$1,293,398	$0	$0	$0	$1,293,398	$0

(1)As of December 31, 2020, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2019
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$1,219,456	$0	$0	$0	$1,219,456	$0
Agricultural property loans	22,197	0	0	0	22,197	0
Total	$1,241,653	$0	$0	$0	$1,241,653	$0

(1)As of December 31, 2019, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.
There were no loans on non-accrual status as of December 31, 2020. Loans on non-accrual status did not recognize interest income for the year ended December 31, 2020.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of December 31, 2020.
For both the years ended December 31, 2020 and 2019, there were no commercial mortgage and other loans acquired, other than those through direct origination. For the years ended December 31, 2020 and 2019, there were $0 million and $5 million of commercial mortgage and other loans sold, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Company's investment in separate accounts	$44,018	$46,573
LPs/LLCs:
Equity method:
Private equity	241,493	189,095
Hedge funds	77,311	64,002
Real estate-related	63,194	42,432
Subtotal equity method	381,998	295,529
Fair value:
Private equity	65,436	62,639
Hedge funds	499	562
Real estate-related	10,857	11,707
Subtotal fair value	76,792	74,908
Total LPs/LLCs	458,790	370,437
Derivative instruments	18,147	12,548
Total other invested assets	$520,955	$429,558

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2020	2019
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$12,952,942	$26,017,399
Total liabilities(2)	$90,444	$164,080
Partners’ capital	12,862,498	25,853,319
Total liabilities and partners’ capital	$12,952,942	$26,017,399
Total liabilities and partners’ capital included above	$348,267	$325,677
Equity in LP/LLC interests not included above	175,024	114,505
Carrying value	$523,291	$440,182

(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$565,409	$819,904	$128,356
Total expenses(2)	(201,644)	(200,666)	(39,040)
Net earnings (losses)	$363,765	$619,238	$89,316
Equity in net earnings (losses) included above	$8,644	$24,971	$(2,470)
Equity in net earnings (losses) of LP/LLC interests not included above	25,859	5,077	(1,452)
Total equity in net earnings (losses)	$34,503	$30,048	$(3,922)

(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.

Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the date indicated:

December 31, 2020
(in thousands)
Fixed maturities	$54,565
Equity securities	1
Commercial mortgage and other loans	3,610
Policy loans	35,374
Short-term investments and cash equivalents	63
Total accrued investment income	$93,613

There were no write-downs on accrued investment income for the year ended December 31, 2020.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities, available-for-sale	$224,262	$235,456	$220,942
Fixed maturities, trading	1,768	1,374	1,105
Equity securities	410	856	885
Commercial mortgage and other loans	50,534	57,886	49,577
Policy loans	70,363	68,485	66,305
Other invested assets	36,684	38,577	2,256
Short-term investments and cash equivalents	3,219	9,266	2,382
Gross investment income	387,240	411,900	343,452
Less: investment expenses	(19,890)	(18,103)	(18,165)
Net investment income	$367,350	$393,797	$325,287

The carrying value of non-income producing assets included $10.5 million in available-for-sale fixed maturities as of December 31, 2020. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2020.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Fixed maturities(1)	$(7,236)	$46,738	$(13,340)
Commercial mortgage and other loans	(226)	297	(271)
Other invested assets	(287)	(3,400)	849
Derivatives	(55,003)	(160,368)	(154,208)
Short-term investments and cash equivalents	(224)	(16)	(308)
Realized investment gains (losses), net	$(62,976)	$(116,749)	$(167,278)
(1)Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.
Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2020	2019	2018
	(in thousands)
Fixed maturity securities, available-for-sale — with OTTI(1)	$ N/A	$1,568	$(689)
Fixed maturity securities, available-for-sale — all other(1)	N/A	397,136	(44,619)
Fixed maturity securities, available-for-sale with an allowance	0	N/A	N/A
Fixed maturity securities, available-for-sale without an allowance	857,599	N/A	N/A
Derivatives designated as cash flow hedges(2)	(8,112)	26,126	22,122
Affiliated notes	4,024	4,715	810
Other investments(3)	(4,162)	(4,365)	5,055
Net unrealized gains (losses) on investments	$849,349	$425,180	$(17,321)

(1)Effective January 1, 2020, per ASU 2016-13, fixed maturity securities, available-for-sale are no longer required to be disclosed “with OTTI” and “all other.”
(2)For more information on cash flow hedges, see Note 4.
(3)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in “Other assets.”
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2020 and 2019, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2020			December 31, 2019
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. public corporate securities	$0	$0	$0	$5,048	$0	$5,048
Foreign public corporate securities	2,725	0	2,725	2,481	0	2,481
Total cash collateral for loaned securities(1)	$2,725	$0	$2,725	$7,529	$0	$7,529
(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2020	2019
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,525	$7,292
Total securities pledged	$2,525	$7,292
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,725	$7,529
Total liabilities supported by the pledged collateral	$2,725	$7,529
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of both December 31, 2020 and 2019, there was no collateral that could be sold or repledged.
As of December 31, 2020 and 2019, there were available-for-sale fixed maturities of $4.3 million and $3.8 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, variable annuities and index-linked universal life) which may include guaranteed benefit features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements with affiliates, PALAC and Prudential Insurance. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton"). See Note 9 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral.

	December 31, 2020			December 31, 2019
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,486	$203	$0	$3,615	$0	$(50)
Foreign Currency Swaps	861,074	27,336	(49,316)	773,933	36,551	(12,471)
Total Derivatives Designated as Hedge Accounting Instruments	$864,560	$27,539	$(49,316)	$777,548	$36,551	$(12,521)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$663,050	$57,024	$(11,117)	$569,925	$33,256	$(4,490)
Interest Rate Futures	57,700	198	0	0	0	0
Foreign Currency
Foreign Currency Forwards	55,292	5	(1,322)	21,580	0	(518)
Credit
Credit Default Swaps	2,313	0	(18)	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	143,011	6,584	(7,286)	151,792	7,563	(1,892)
Equity
Equity Options	3,244,900	306,196	(196,767)	2,680,048	174,398	(78,381)
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$4,166,266	$370,007	$(216,510)	$3,423,345	$215,217	$(85,281)
Total Derivatives(1)(2)	$5,030,826	$397,546	$(265,826)	$4,200,893	$251,768	$(97,802)
(1)Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $13,228 million and $8,530 million as of December 31, 2020 and 2019, respectively included in "Future policy benefits" and $1,155 million and $962 million as of December 31, 2020 and 2019, respectively included in "Policyholders' account balances". The fair value of the related reinsurance, included in "Reinsurance recoverables" or "Other liabilities" was an asset of $13,240 million and $8,540 million as of December 31, 2020 and 2019, respectively.
(2)Recorded in “Other invested assets” and “Payables to parent and affiliates” on the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2020
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$397,546	$(379,399)	$18,147	$(14,572)	$3,575
Offsetting of Financial Liabilities:
Derivatives(1)	$265,826	$(265,826)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$265,826	$(265,826)	$0	$0	$0

	December 31, 2019
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$251,765	$(239,220)	$12,545	$(12,545)	$0
Securities purchased under agreements to resell	0	0	0	0	0
Total Assets	$251,765	$(239,220)	$12,545	$(12,545)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$97,802	$(97,802)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$97,802	$(97,802)	$0	$0	$0

(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit and equity derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2020
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$(44)	$21	$0	$284
Currency/Interest Rate	(314)	10,660	(10,161)	(34,522)
Total cash flow hedges	(358)	10,681	(10,161)	(34,238)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	17,000	0	0	0
Currency	(2,560)	0	0	0
Currency/Interest Rate	(4,130)	0	(109)	0
Credit	(284)	0	0	0
Equity	37,480	0	0	0
Embedded Derivatives	(102,151)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(54,645)	0	(109)	0
Total	$(55,003)	$10,681	$(10,270)	$(34,238)

	Year Ended December 31, 2019
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$0	$0	$0	$(50)
Currency/Interest Rate	425	9,007	(1,698)	4,081
Total cash flow hedges	425	9,007	(1,698)	4,031
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	18,609	0	0	0
Currency	20	0	0	0
Currency/Interest Rate	3,485	0	(5)	0
Credit	(1)	0	0	0
Equity	74,068	0	0	0
Embedded Derivatives	(256,974)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(160,793)	0	(5)	0
Total	$(160,368)	$9,007	$(1,703)	$4,031

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$(997)	$6,819	$10,066	$39,801
Total cash flow hedges	(997)	6,819	10,066	39,801
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(7,688)	0	0	0
Currency	1,475	0	0	0
Currency/Interest Rate	6,395	0	44	0
Credit	(2)	0	0	0
Equity	(27,212)	0	0	0
Embedded Derivatives	(126,179)	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(153,211)	0	44	0
Total	$(154,208)	$6,819	$10,110	$39,801

(1)Net change in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2017	$(17,678)
Amount recorded in AOCI
Currency/Interest Rate	55,689
Total amount recorded in AOCI	55,689
Amount reclassified from AOCI to income
Currency/Interest Rate	(15,889)
Total amount reclassified from AOCI to income	(15,889)
Balance, December 31, 2018	$22,122
Cumulative-effect adjustment from the adoption of ASU 2017-12(1)	(27)
Amount recorded in AOCI
Interest Rate	(50)
Currency/Interest Rate	11,815
Total amount recorded in AOCI	11,765
Amount reclassified from AOCI to income
Currency/Interest Rate	(7,734)
Total amount reclassified from AOCI to income	(7,734)
Balance, December 31, 2019	$26,126
Amount recorded in AOCI
Interest Rate	261
Currency/Interest Rate	(34,337)
Total amount recorded in AOCI	(34,076)
Amount reclassified from AOCI to income
Interest Rate	23
Currency/Interest Rate	(185)
Total amount reclassified from AOCI to income	(162)
Balance, December 31, 2020	$(8,112)
(1)See Note 2 for details.

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2020 values, it is estimated that a pre-tax gain of $9 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2021.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2020 and 2019.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $2 million and $0 million reported as of December 31, 2020 and 2019, respectively with a fair value of $0 million for both periods.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.
5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2020
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$22,855	$55,000	$0	$77,855
Obligations of U.S. states and their political subdivisions	0	517,951	0	0	517,951
Foreign government bonds	0	250,692	163	0	250,855
U.S. corporate public securities	0	2,929,431	3	0	2,929,434
U.S. corporate private securities	0	977,423	34,633	0	1,012,056
Foreign corporate public securities	0	311,407	9,323	0	320,730
Foreign corporate private securities	0	961,113	130,817	0	1,091,930
Asset-backed securities(2)	0	235,573	2,065	0	237,638
Commercial mortgage-backed securities	0	520,947	0	0	520,947
Residential mortgage-backed securities	0	53,235	0	0	53,235
Subtotal	0	6,780,627	232,004	0	7,012,631
Fixed maturities, trading	0	81,727	755	0	82,482
Equity securities	100,268	300	7,889	0	108,457
Short-term investments	49,997	0	0	0	49,997
Cash equivalents	49,996	347,330	0	0	397,326
Other invested assets(3)	198	397,348	0	(379,399)	18,147
Reinsurance recoverables	0	0	13,239,539	0	13,239,539
Receivables from parent and affiliates	0	111,970	0	0	111,970
Subtotal excluding separate account assets	200,459	7,719,302	13,480,187	(379,399)	21,020,549
Separate account assets(4)(5)	0	140,583,009	0	0	140,583,009
Total assets	$200,459	$148,302,311	$13,480,187	$(379,399)	$161,603,558
Future policy benefits(6)	$0	$0	$13,227,814	$0	$13,227,814
Policyholders' account balances	0	0	1,155,274	0	1,155,274
Payables to parent and affiliates	0	265,826	0	(265,826)	0
Total liabilities	$0	$265,826	$14,383,088	$(265,826)	$14,383,088

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$47,797	$38,671	$0	$86,468
Obligations of U.S. states and their political subdivisions	0	497,827	0	0	497,827
Foreign government bonds	0	222,663	163	0	222,826
U.S. corporate public securities	0	2,141,324	3	0	2,141,327
U.S. corporate private securities	0	893,943	35,829	0	929,772
Foreign corporate public securities	0	278,435	181	0	278,616
Foreign corporate private securities	0	944,408	14,070	0	958,478
Asset-backed securities(2)	0	117,935	2,001	0	119,936
Commercial mortgage-backed securities	0	382,916	0	0	382,916
Residential mortgage-backed securities	0	63,804	0	0	63,804
Subtotal	0	5,591,052	90,918	0	5,681,970
Fixed maturities, trading	0	59,296	668	0	59,964
Equity securities	131	465	9,898	0	10,494
Short-term investments	0	0	0	0	0
Cash equivalents	0	547,642	0	0	547,642
Other invested assets(3)	0	251,764	4	(239,220)	12,548
Reinsurance recoverables	0	0	8,539,671	0	8,539,671
Receivables from parent and affiliates	0	119,431	3,135	0	122,566
Subtotal excluding separate account assets	131	6,569,650	8,644,294	(239,220)	14,974,855
Separate account assets(4)(5)	0	133,625,669	0	0	133,625,669
Total assets	$131	$140,195,319	$8,644,294	$(239,220)	$148,600,524
Future policy benefits(6)	$0	$0	$8,529,566	$0	$8,529,566
Policyholders' account balances	0	0	962,351	0	962,351
Payables to parent and affiliates	0	97,802	0	(97,802)	0
Total liabilities	$0	$97,802	$9,491,917	$(97,802)	$9,491,917

(1)“Netting” amounts represent cash collateral of $113.6 million and $141.4 million as of December 31, 2020 and 2019, respectively.
(2)Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2020 and 2019, the fair values of such investments were $77 million and $75 million, respectively.
(4)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Consolidated Statements of Financial Position.
(5)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2020 and 2019, the fair value of such investments was $5,157 million and $4,762 million, respectively.
(6)As of December 31, 2020, the net embedded derivative liability position of $13,228 million includes $483 million of embedded derivatives in an asset position and $13,711 million of embedded derivatives in a liability position. As of December 31, 2019, the net embedded derivative liability position of $8,530 million includes $611 million of embedded derivatives in an asset position and $9,141 million of embedded derivatives in a liability position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2020 and 2019, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate ("SOFR"), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life products that provide the policyholders with the index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option budget for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity markets volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	December 31, 2020
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$151,554	Discounted cash flow	Discount rate	0.99%	11.38%	3.44%	Decrease
Reinsurance recoverables	$13,239,539	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$13,227,814	Discounted cash flow	Lapse rate(6)	1%	20%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Utilization rate(8)	39%	96%		Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)	0%	15%		Decrease
			Equity volatility curve	18%	26%		Increase
Policyholders' account balances(5)	$1,155,274	Discounted cash flow	Lapse rate(6)	1%	6%		Decrease
			Spread over LIBOR(7)	0.06%	1.17%		Decrease
			Mortality rate(10)	0%	24%		Decrease
			Equity volatility curve	15%	30%		Increase

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$27,816	Discounted cash flow	Discount rate		5.24%		17.47%	8.25%		Decrease
		Market Comparables	EBITDA multiples(3)	5.7	X	5.7	X	5.7	X	Increase
Reinsurance recoverables	$8,539,671	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(4)	$8,529,566	Discounted cash flow	Lapse rate(6)		1%		18%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Utilization rate(8)		43%		97%			Increase
			Withdrawal rate	See table footnote (9) below.
			Mortality rate(10)		0%		15%			Decrease
			Equity volatility curve		13%		23%			Increase
Policyholders' account balances(5)	$962,351	Discounted cash flow	Lapse rate(6)		1%		6%			Decrease
			Spread over LIBOR(7)		0.10%		1.23%			Decrease
			Mortality rate(10)		0%		24%			Decrease
			Equity volatility curve		10%		23%			Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities and available-for-sale.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization "EBITDA", and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than a weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(6)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these embedded derivatives.
(7)The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.
(8)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(9)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2020 and 2019, the minimum withdrawal rate assumption is 76% and 78%, respectively. As of both December 31, 2020 and 2019, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(10)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 45 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age, and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2020
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$38,671	$0	$16,329	$0	$0	$0	$0	$0	$0	$55,000	$0
Foreign government	163	0	0	0	0	0	0	0	0	163	(1)
Corporate securities(4)	50,083	14,715	11,121	(3,680)	0	(7,850)	(1,914)	114,695	(2,394)	174,776	14,679
Structured securities(5)	2,001	(483)	7,444	(6)	0	(1,255)	0	0	(5,636)	2,065	(489)
Other assets:
Fixed maturities, trading	668	87	0	0	0	0	0	0	0	755	87
Equity securities	9,898	2,821	0	(4,830)	0	0	0	0	0	7,889	1,211
Other invested assets	4	(4)	0	0	0	0	0	0	0	0	(4)
Short-term investments	0	0	0	0	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	8,539,671	3,604,075	1,095,793	0	0	0	0	0	0	13,239,539	3,889,923
Receivables from parent and affiliates	3,135	23	0	0	0	(3,158)	0	0	0	0	0
Liabilities:
Future policy benefits	(8,529,566)	(3,610,281)	0	0	(1,087,967)	0	0	0	0	(13,227,814)	(3,896,128)
Policyholders' account balances(6)	(962,351)	(30,199)	0	0	(162,724)	0	0	0	0	(1,155,274)	3,853

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2020
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)(7)
	(in thousands)
Fixed maturities, available-for-sale	$(5,019)	$0	$19,106	$145	$(4,773)	$0	$18,962
Other assets:
Fixed maturities, trading	0	87	0	0	0	87	0
Equity securities	0	2,821	0	0	0	1,211	0
Other invested assets	(4)	0	0	0	(4)	0	0
Short-term investments	0	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0
Reinsurance recoverables	3,604,075	0	0	0	3,889,923	0	0
Receivables from parent and affiliates	0	0	0	23	0	0	0
Liabilities:
Future policy benefits	(3,610,281)	0	0	0	(3,896,128)	0	0
Policyholders' account balances	(30,199)	0	0	0	3,853	0	0

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other(2)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. government	$29,816	$0	$8,855	$0	$0	$0	$0	$0	$0	$38,671	$0
Foreign government	0	4	0	0	0	0	0	159	0	163	0
Corporate securities(4)	56,588	(5,229)	4,226	(81)	0	(18,884)	0	13,463	0	50,083	(8,467)
Structured securities(5)	6,556	1,322	0	(130)	0	(6,336)	0	77,660	(77,071)	2,001	0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	0	0	751	0	668	(83)
Equity securities	15,997	1,668	0	(7,767)	0	0	0	0	0	9,898	1,534
Other invested assets	4	0	0	0	0	0	0	0	0	4	0
Short-term investments	0	0	1,388	0	0	(1,388)	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0	0	0	0	0	0
Reinsurance recoverables	5,600,008	1,936,363	1,003,300	0	0	0	0	0	0	8,539,671	2,142,421
Receivables from parent and affiliates	9,261	190	0	0	0	(6,316)	0	0	0	3,135	0
Liabilities:
Future policy benefits	(5,588,840)	(1,945,323)	0	0	(995,403)	0	0	0	0	(8,529,566)	(2,151,380)
Policyholders' account balances(6)	(13,015)	(765,917)	0	0	(183,419)	0	0	0	0	(962,351)	(759,661)

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2019
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(8,198)	$0	$3,615	$680	$(8,467)	$0
Other assets:
Fixed maturities, trading	0	(83)	0	0	0	(83)
Equity securities	0	1,668	0	0	0	1,534
Other invested assets	0	0	0	0	0	0
Short-term investments	0	0	0	0	0	0
Cash equivalents	0	0	0	0	0	0
Reinsurance recoverables	1,936,363	0	0	0	2,142,421	0
Receivables from parent and affiliates	0	0	0	190	0	0
Liabilities:
Future policy benefits	(1,945,323)	0	0	0	(2,151,380)	0
Policyholders' account balances	(765,917)	0	0	0	(759,661)	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2018, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2018.

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(3)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(1,600)	$0	$(6,015)	$418	$(1,944)	$0
Other assets:
Fixed maturities, trading	0	0	0	0	0	0
Equity securities	0	(1,453)	0	0	0	(1,453)
Other invested assets	(5)	0	0	0	(5)	0
Short-term investments	(47)	0	0	0	(19)	0
Cash equivalents	(256)	0	0	0	0	0
Reinsurance recoverables	(782,025)	0	0	0	(573,853)	0
Receivables from parent and affiliates	0	0	(20)	67	0	0
Liabilities:
Future policy benefits	780,261	0	0	0	572,088	0
Policyholders' account balances	24,405	0	0	0	24,405	0
(1)Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.
(2)Other includes reclassifications of certain assets and liabilities between reporting categories.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities.
(5)Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities.
(6)Issuances and settlements for Policyholders' account balances are presented net in the rollforward.
(7)Effective January 1, 2020, the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period were added prospectively due to adoption of ASU 2018-13. Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2020
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,359,422	$1,359,422	$1,288,846
Policy loans	0	0	1,323,681	1,323,681	1,323,681
Cash and cash equivalents	29,653	0	0	29,653	29,653
Accrued investment income	0	93,613	0	93,613	93,613
Reinsurance recoverables	0	0	227,993	227,993	217,637
Receivables from parent and affiliates	0	154,503	0	154,503	154,503
Other assets	0	27,120	0	27,120	27,120
Total assets	$29,653	$275,236	$2,911,096	$3,215,985	$3,135,053
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,428,043	$286,533	$1,714,576	$1,704,220
Cash collateral for loaned securities	0	2,725	0	2,725	2,725
Short-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	75,990	0	75,990	75,990
Other liabilities	0	415,889	0	415,889	415,889
Total liabilities	$0	$1,922,647	$286,533	$2,209,180	$2,198,824

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2019
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$1,288,625	$1,288,625	$1,239,885
Policy loans	0	0	1,314,064	1,314,064	1,314,064
Cash and cash equivalents	15,557	0	0	15,557	15,557
Accrued investment income	0	89,448	0	89,448	89,448
Reinsurance recoverables	0	0	212,368	212,368	211,813
Receivables from parent and affiliates	0	149,415	0	149,415	149,415
Other assets	0	22,505	0	22,505	22,505
Total assets	$15,557	$261,368	$2,815,057	$3,091,982	$3,042,687
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,264,128	$277,782	$1,541,910	$1,541,355
Cash collateral for loaned securities	0	7,529	0	7,529	7,529
Short-term debt to affiliates	0	2,845	0	2,845	2,845
Payables to parent and affiliates	0	216,842	0	216,842	216,842
Other liabilities	0	387,109	0	387,109	387,109
Total liabilities	$0	$1,878,453	$277,782	$2,156,235	$2,155,680

(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, unsettled trades and accounts receivable.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements between the Company and related parties. See Note 9 for additional information about the Company's reinsurance arrangements.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Short-term Debt to Affiliates
The fair value of short-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.
6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2020	2019	2018
	(in thousands)
Balance, beginning of year	$1,855,698	$1,613,922	$1,376,211
Capitalization of commissions, sales and issue expenses	758,469	451,773	346,885
Amortization-Impact of assumption and experience unlocking and true-ups	(27,844)	(34,619)	(54,772)
Amortization-All other	(112,718)	(78,699)	(81,054)
Change due to unrealized investment gains and losses	(39,861)	(37,337)	26,652
Other(1)(2)	192	(59,342)	0
Balance, end of year	$2,433,936	$1,855,698	$1,613,922

(1)Represents the impact of the January 1, 2020 adoption of ASU 2016-13. See Note 2 for details.
(2) Includes ceded DAC upon reinsurance agreement with Prudential Arizona Reinsurance Term Company and Prudential Arizona Reinsurance Captive Company in 2019. See Note 9 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Life insurance – domestic	$17,167,209	$14,522,350
Life insurance – Taiwan	1,642,747	1,493,716
Individual annuities and supplementary contracts	810,989	677,266
Other contract liabilities	13,268,236	8,565,341
Total future policy benefits	$32,889,181	$25,258,673
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwanese individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwanese reserves.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 14.8%; less than 0.3% of the reserves based on an interest rate in excess of 8%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.3% to 2.6%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration life and annuity contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2020	2019
	(in thousands)
Interest-sensitive life contracts	$18,638,033	$17,793,669
Individual annuities	3,637,196	3,613,971
Guaranteed interest accounts	154,284	207,038
Other	1,428,061	1,264,145
Total policyholders’ account balances	$23,857,574	$22,878,823
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities and certain unearned revenues. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life products. See Note 5 for additional information on the fair value of these embedded derivative instruments. Interest crediting rates for interest-sensitive life contracts range from 1.9% to 4.6% . Interest crediting rates for individual annuities range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 10.0%. Interest crediting rates range from 0.5% to 8.0% for other.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2020 and 2019, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2020		December 31, 2019
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$104,700,706	N/A	$101,413,706	N/A
Net amount at risk	$18,336	N/A	$23,061	N/A
Average attained age of contractholders	68 years	N/A	67 years	N/A
Minimum return or contract value
Account value	$19,949,435	$114,832,594	$20,008,013	$111,734,329
Net amount at risk	$1,272,073	$2,042,199	$1,423,229	$2,214,835
Average attained age of contractholders	71 years	68 years	70 years	68 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years
(1)Balances are gross of reinsurance.
(2)Includes income and withdrawal benefits.

	December 31, 2020	December 31, 2019

	In the Event of Death(1)(2)
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$4,087,733	$3,781,929
General account value	$9,920,732	$9,169,757
Net amount at risk	$146,158,176	$147,370,237
Average attained age of contractholders	56 years	55 years
(1)Balances are gross of reinsurance.
(2)Excludes assumed reinsurance of GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business that is retroceded 100% to PAR U.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2020(1)	December 31, 2019(1)
	(in thousands)
Equity funds	$68,436,773	$67,526,437
Bond funds	51,126,536	48,484,071
Money market funds	1,578,516	1,877,377
Total	$121,141,825	$117,887,885
(1)Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $3.5 billion at both December 31, 2020 and December 31, 2019 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2020, 2019 and 2018 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. GMAB, GMWB and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP. Additionally, the Company externally reinsures the guaranteed benefit features associated with certain contracts. See Note 9 for further information regarding the external reinsurance arrangement.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance at December 31, 2017	$390,338	$4,997,310	$17,131	$5,452,583	$10,857,362
Incurred guarantee benefits(1)	71,467	717,444	1,889	136,256	927,056
Paid guarantee benefits	(35,800)	(76,944)	(2,032)	0	(114,776)
Change in unrealized investment gains and losses	(14,437)	(405,956)	(178)	0	(420,571)
Balance at December 31, 2018	411,568	5,231,854	16,810	5,588,839	11,249,071
Incurred guarantee benefits(1)	52,717	1,473,762	2,266	2,940,727	4,469,472
Paid guarantee benefits	(25,992)	(110,642)	(2,209)	0	(138,843)
Change in unrealized investment gains and losses	22,208	805,259	240	0	827,707
Balance at December 31, 2019	460,501	7,400,233	17,107	8,529,566	16,407,407
Incurred guarantee benefits(1)	114,878	1,368,759	3,490	4,698,248	6,185,375
Paid guarantee benefits	(37,804)	(126,148)	(1,667)	0	(165,619)
Change in unrealized investment gains and losses	31,488	720,741	318	0	752,547
Balance at December 31, 2020	$569,063	$9,363,585	$19,248	$13,227,814	$23,179,710
(1)Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB, which includes the liability for no-lapse guarantees, and GMIB liability are established when associated assessments (which include all policy charges including charges for administration, mortality, expense, surrender, and other, regardless of how characterized) are recognized. This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (e.g., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. Similar to as described above for DAC, the reserves are subject to adjustments based on annual reviews of assumptions and quarterly adjustments for experience, including market performance. These adjustments reflect the impact on the benefit ratio of using actual historical experience from the issuance date to the balance sheet date plus updated estimates of future experience. The updated benefit ratio is then applied to all prior periods’ assessments to derive an adjustment to the reserve recognized through a benefit or charge to current period earnings.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.
There were no deferred sales inducements balances at December 31, 2020 and 2019 because they were fully ceded.
9. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), PALAC, Gibraltar Universal Life Reinsurance Company ("GUL Re") and Dryden Arizona Reinsurance Term Company (“DART”), its parent company Prudential Insurance, as well as third parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities to PALAC excluding the PLNJ business which was reinsured to Prudential Insurance. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2020	2019
	(in thousands)
Reinsurance recoverables	$48,367,096	$40,710,159
Policy loans	(153,869)	(142,262)
Deferred policy acquisition costs	(6,574,020)	(6,989,618)
Deferred sales inducements	(445,493)	(515,968)
Other assets(1)	233,364	258,427
Policyholders’ account balances	4,773,439	4,934,544
Future policy benefits(2)	5,069,353	4,209,817
Other liabilities(3)	1,099,318	884,641
(1)Includes $0.0 million of unaffiliated activity as of both December 31, 2020 and 2019.
(2)Includes $0.0 million of unaffiliated activity as of both December 31, 2020 and 2019.
(3)Includes $42.6 million and $43.1 million of unaffiliated activity as of December 31, 2020 and 2019, respectively.
Reinsurance recoverables by counterparty are broken out below:

	December 31, 2020	December 31, 2019
	(in thousands)
PAR U	$13,352,845	$12,380,683
PALAC	15,941,123	11,635,405
PURC	5,368,831	4,692,769
PARCC	2,572,428	2,627,595
GUL Re	2,573,609	2,292,638
PAR Term	1,913,265	1,825,594
Prudential Insurance	2,421,226	1,764,512
Prudential of Taiwan	1,649,998	1,499,685
Term Re	1,766,978	1,506,366
DART	502,770	327,235
Unaffiliated	304,023	157,677
Total reinsurance recoverables	$48,367,096	$40,710,159

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2020	2019	2018
	(in thousands)
Premiums:
Direct	$1,923,708	$1,882,584	$1,807,809
Assumed(1)	184	206	230
Ceded(2)	(1,831,716)	(1,854,246)	(1,757,231)
Net premiums	92,176	28,544	50,808
Policy charges and fee income:
Direct	3,491,735	3,725,113	3,248,574
Assumed	587,466	519,265	497,751
Ceded(3)	(3,454,881)	(3,700,222)	(3,212,998)
Net policy charges and fee income	624,320	544,156	533,327
Net investment income:
Direct	372,822	398,762	330,058
Assumed	1,579	1,631	1,581
Ceded	(7,051)	(6,596)	(6,352)
Net investment income	367,350	393,797	325,287
Asset administration fees:
Direct	360,438	355,118	346,727
Assumed	0	0	0
Ceded	(341,300)	(339,062)	(332,359)
Net asset administration fees	19,138	16,056	14,368
Other income:
Direct	78,445	83,891	68,931
Assumed(4)	(1)	(293)	96
Ceded	165	(59)	(55)
Amortization of reinsurance income	4,647	21	3,992
Net other income	83,256	83,560	72,964
Realized investment gains (losses), net:
Direct	(3,593,799)	(1,912,241)	769,114
Assumed	0	0	0
Ceded(5)	3,530,823	1,795,492	(936,392)
Realized investment gains (losses), net	(62,976)	(116,749)	(167,278)
Policyholders’ benefits (including change in reserves):
Direct	3,584,011	3,352,159	2,647,574
Assumed(6)	1,055,277	885,542	599,589
Ceded(7)	(4,341,139)	(4,084,627)	(3,097,664)
Net policyholders’ benefits (including change in reserves)	298,149	153,074	149,499
Interest credited to policyholders’ account balances:
Direct	536,886	470,551	499,458
Assumed	136,153	135,355	141,307
Ceded	(439,664)	(418,677)	(468,772)
Net interest credited to policyholders’ account balances	233,375	187,229	171,993
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	(1,589,113)	(1,772,111)	(1,587,360)
(1)Includes $0.2 million of unaffiliated activity for each of the years ended December 31, 2020, 2019 and 2018.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(2)Includes $(10.5) million, $(0.6) million and $(0.2) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(3)Includes $(54) million, $(34) million and $(20) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(4)Includes $0 million, $(0.3) million and $0.1 million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(5)Includes $73 million, $44 million and $(34) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(6)Includes $0.9 million, $1.9 million and $0.0 million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
(7)Includes $(70) million, $(30) million and $(10) million of unaffiliated activity for the years ended December 31, 2020, 2019 and 2018, respectively.
The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2020	2019	2018
	(in thousands)
Direct gross life insurance face amount in force	$1,045,775,819	$993,850,732	$936,489,617
Assumed gross life insurance face amount in force	38,818,752	39,877,183	40,811,929
Reinsurance ceded	(986,701,914)	(963,444,461)	(901,709,295)
Net life insurance face amount in force	$97,892,657	$70,283,454	$75,592,251

Information regarding significant affiliated reinsurance agreements is described below.
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume Guaranteed Universal Life ("GUL") business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement covers new and in-force business and excludes business reinsured externally. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PALAC, Prudential Insurance, and the Company.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013 with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $476 million in premiums and $409 million in expenses ceded with the difference being deferred and subsequently amortized through income.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured, which resulted in an initial transfer of $150 million in premiums and $115 million in expenses ceded with the difference being deferred and subsequently amortized through income.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan, an affiliated company. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
On August 11, 2020, Prudential International Insurance Holdings, Ltd. (“PIIH”), a subsidiary of Prudential Financial, entered into a Share Purchase Agreement with Taishin Financial Holding Co., Ltd. (the “Buyer”) pursuant to which PIIH has agreed to sell to the Buyer all of the issued and outstanding capital stock of Prudential of Taiwan. The Share Purchase Agreement contains customary warranties and covenants of PIIH and the Buyer. The Company expects the transaction to close in 2021, subject to regulatory approval and the satisfaction of customary closing conditions. The Buyer will provide Pruco Life a backstop indemnification and Pruco Life will provide a guarantee to stand ready to perform in the event of default by both Prudential of Taiwan and the Buyer.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014, through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement has been terminated for certain new business, primarily Universal Life insurance policies. As of January 1, 2020, the remaining portions of new business (specifically Term policies) ceased being reinsured by the Company to Prudential Insurance. Effective July 1, 2017, the Company reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, this agreement has been recaptured for certain term life insurance policies which are now reinsured to PARCC and PAR Term as noted above.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above. We anticipate there will be no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in-force business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Information regarding significant third-party reinsurance arrangements is described below.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2020, $3.2 billion of HDI v.3.0 account values are reinsured to Union Hamilton.
10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Current tax expense (benefit):
U.S. federal	$(358,548)	$56,371	$36,739
Total	(358,548)	56,371	36,739
Deferred tax expense (benefit):
U.S. federal	228,300	(115,503)	(89,380)
Total	228,300	(115,503)	(89,380)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	(130,248)	(59,132)	(52,641)
Income tax expense (benefit) on equity in earnings of operating joint ventures	(518)	(1,773)	648
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	70,806	81,281	(55,174)
Total income tax expense (benefit)	$(59,960)	$20,376	$(107,167)
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2020, 2019 and 2018, and the reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Expected federal income tax expense	$14,308	$33,345	$12,136
Non-taxable investment income	(46,836)	(52,291)	(49,845)
Tax credits	(27,980)	(40,602)	(40,272)
Changes in tax law	(70,121)	0	3,618
Settlements with taxing authorities	0	0	20,984
Other	381	416	738
Reported income tax expense (benefit)	$(130,248)	$(59,132)	$(52,641)
Effective tax rate	(191.2)%	(37.2)%	(91.1)%

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2020, 2019 and 2018 was (191.2)%, (37.2)% and (91.1)%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2020, 2019 and 2018, and the Company’s effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $45 million of the total $47 million of 2020 non-taxable investment income, $50 million of the total $52 million of 2019 non-taxable investment income, and $47 million of the total $50 million of 2018 non-taxable investment income. The DRD for the current period was estimated using information from 2019, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017. On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury or other standard-setting organizations, and recognized a $1 million reduction in income tax expense primarily related to refinements of our provisional estimates.
2018 Industry Issue Resolution. In August 2018, the IRS released a Directive to provide guidance on the tax reserving for guaranteed benefits within variable annuity contracts and principle-based reserves on certain life insurance contracts. Adopting the methodology specified in the Directive resulted in an acceleration of taxable income for the Company's 2017 tax return that would have otherwise been deductible in future years. Prior to the adoption of this Directive, the Company accounted for these future deductions as deferred tax assets measured using the current 21% corporate income tax rate. Upon adoption of the Directive, the tax benefits were revalued using the 35% tax rate applicable for the 2017 tax year and resulted in an increase in income tax expense of $5 million in 2018.
The CARES Act. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOLs”) originating in 2018, 2019, or 2020 to carry back those losses up to five years. For 2020, the Company has recorded an income tax benefit of $70 million from carrying the estimated 2020 NOL back to tax years that have a 35% tax rate.
Settlements with taxing authorities. During 2018, the Company reached an agreement with the IRS to resolve outstanding tax audit issues for tax years 2015 and 2016 and partially for 2017 which resulted in a $21 million increase to our income tax expense for 2018.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Insurance reserves	$296,635	$427,843
Other(1)	0	9,110
Deferred tax assets	296,635	436,953
Deferred tax liabilities:
Deferred policy acquisition cost	142,147	67,431
Net unrealized gain on securities	180,067	83,801
Investments	124,821	142,028
Other	4,032	0
Deferred tax liabilities	451,067	293,260
Net deferred tax asset (liability)	$(154,432)	$143,693
(1) Prior period amounts have been updated to conform to current period presentation.
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The Company had no valuation allowance as of December 31, 2020 and 2019. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $68 million, $159 million and $58 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2020	2019	2018
	(in thousands)
Balance at January 1,	$0	$0	$30,196
Increases in unrecognized tax benefits-prior years	0	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	(30,196)
Balance at December 31,	$0	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$0	$0
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The company did not recognize tax related interest and penalties.
At December 31, 2020, the Company remains subject to examination in the U.S. for tax years 2014 through 2020.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Comprehensive Income. Net unrealized investment gains (losses) are described in further detail in Note 2. The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2017	$(234)	$165,580	$165,346
Change in OCI before reclassifications	(17,745)	(257,432)	(275,177)
Amounts reclassified from AOCI	0	(2,549)	(2,549)
Income tax benefit (expense)	581	54,593	55,174
Cumulative effect of adoption of ASU 2016-01	0	(1,539)	(1,539)
Cumulative effect of adoption of ASU 2018-02	(50)	30,499	30,449
Balance, December 31, 2018	(17,448)	(10,848)	(28,296)
Change in OCI before reclassifications	9,572	435,919	445,491
Amounts reclassified from AOCI	0	(54,472)	(54,472)
Income tax benefit (expense)	(41)	(81,240)	(81,281)
Balance, December 31, 2019	(7,917)	289,359	281,442
Change in OCI before reclassifications	599	327,819	328,418
Amounts reclassified from AOCI	0	7,074	7,074
Income tax benefit (expense)	(479)	(70,327)	(70,806)
Balance, December 31, 2020	$(7,797)	$553,925	$546,128
(1)Includes cash flow hedges of $(8) million, $26 million, and $22 million as of December 31, 2020, 2019 and 2018, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31,
	2020	2019	2018
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$162	$7,734	$15,889
Net unrealized investment gains (losses) on available-for-sale securities(4)	(7,236)	46,738	(13,340)
Total net unrealized investment gains (losses)	(7,074)	54,472	2,549
Total reclassifications for the period	$(7,074)	$54,472	$2,549
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on DAC and other costs, future policy benefits, policyholders’ account balances and other liabilities.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to available-for-sale fixed maturity securities on which an OTTI had been previously recognized, an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:
Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an OTTI had been previously recognized

	Net Unrealized Gains (Losses) on Investments	DAC and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$1,609	$(99)	$22	$(682)	$850
Net unrealized investment gains (losses) on investments arising during the period	(2,150)	0	0	451	(1,699)
Reclassification adjustment for (gains) losses included in net income	(20)	0	0	4	(16)
Reclassification adjustment for OTTI losses excluded from net income(1)	(128)	0	0	27	(101)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(53)	0	11	(42)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	15	(3)	12
Balance, December 31, 2018	(689)	(152)	37	(192)	(996)
Net unrealized investment gains (losses) on investments arising during the period	2,112	0	0	(450)	1,662
Reclassification adjustment for (gains) losses included in net income	210	0	0	(45)	165
Reclassification adjustment for OTTI losses excluded from net income(1)	(65)	0	0	14	(51)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	316	0	(67)	249
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(355)	76	(279)
Balance, December 31, 2019	1,568	164	(318)	(664)	750
Reclassification due to implementation of ASU 2016-13(4)	(1,568)	(164)	318	664	(750)
Balance, December 31, 2020	$0	$0	$0	$0	$0
(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(3)"Other liabilities" primarily includes reinsurance payables.
(4)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized and All Other

	Net Unrealized Gains (Losses) on Investments on Available-for-Sale Fixed Maturity Securities on which an allowance for credit losses has been recognized(1)	Net Unrealized Gains (Losses) on All Other Investments(3)	DAC and Other Costs(4)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(5)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2017	$0	$272,809	$1,832	$(28,998)	$(80,913)	$164,730
Net unrealized investment gains (losses) on investments arising during the period	0	(284,672)	0	0	59,778	(224,894)
Reclassification adjustment for (gains) losses included in net income	0	(2,529)	0	0	531	(1,998)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	128	0	0	(27)	101
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	(67,575)	0	14,190	(53,385)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	97,003	(20,369)	76,634
Cumulative effect of adoption of ASU 2016-01	0	(2,368)	0	0	829	(1,539)
Cumulative effect of adoption of ASU 2018-02	0	0	0	0	30,499	30,499
Balance, December 31, 2018	0	(16,632)	(65,743)	68,005	4,518	(9,852)
Net unrealized investment gains (losses) on investments arising during the period	0	494,861	0	0	(105,395)	389,466
Reclassification adjustment for (gains) losses included in net income	0	(54,682)	0	0	11,646	(43,036)
Reclassification adjustment for OTTI losses excluded from net income(2)	0	65	0	0	(14)	51
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	488,806	0	(104,105)	384,701
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(549,821)	117,100	(432,721)
Balance, December 31, 2019	0	423,612	423,063	(481,816)	(76,250)	288,609
Reclassification due to implementation of ASU 2016-13(6)	0	1,568	164	(318)	(664)	750
Net unrealized investment gains (losses) on investments arising during the period	616	416,479	0	0	(87,588)	329,507

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Reclassification adjustment for (gains) losses included in net income	0	7,074	0	0	(1,486)	5,588
Reclassification due to allowance for credit losses recorded during the period	(616)	616	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	0	776,821	0	(163,131)	613,690
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	0	(866,097)	181,878	(684,219)
Balance, December 31, 2020	$0	$849,349	$1,200,048	$(1,348,231)	$(147,241)	$553,925
(1)Allowance for credit losses on available-for-sale fixed maturity securities effective January 1, 2020.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(4)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(5)"Other liabilities" primarily includes reinsurance payables.
(6)Represents net unrealized gains (losses) for which an OTTI had been previously recognized.

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the AZDOI. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income (loss) for the Company, including its subsidiary PLNJ, amounted to $(828) million, $262 million and $192 million for the years ended December 31, 2020, 2019 and 2018, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $1,304 million and $1,665 million at December 31, 2020 and 2019, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of 10% of statutory capital and surplus as of the preceding December 31 or its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, the dividend is considered to be an "extraordinary dividend" and requires the prior approval of the AZDOI. Based on these limitations, there is no capacity to pay a dividend in 2021. In December 2019, the Company paid a dividend of $250 million to its sole shareholder, Prudential Insurance, of which $146 million was an ordinary dividend and $104 million was recorded as a return of capital. The dividend was approved by the State of Arizona. The Company did not pay dividends to Prudential Insurance in 2020 and 2018.

13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2020, 2019 and 2018. The expense charged to the Company for the deferred compensation program was $5 million, $6 million and $6 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $17 million, $20 million and $23 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $18 million, $24 million and $28 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $7 million, $9 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $529 million, $747 million and $739 million for the years ended December 31, 2020, 2019 and 2018, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $76 million, $116 million and $69 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,757 million at December 31, 2020 and $4,339 million at December 31, 2019. Fees related to these COLI policies were $50 million, $48 million and $45 million for the years ended December 31, 2020, 2019 and 2018, respectively. The Company retains the majority of the mortality risk associated with these COLI policies up to $3.5 million per individual policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $15 million, $14 million and $13 million for the years ended December 31, 2020, 2019 and 2018, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $111 million and $96 million as of December 31, 2020 and 2019, respectively. "Net investment income" related to these ventures includes a gain of $12 million, a gain of $9 million and a loss of $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $344 million, $341 million and $333 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $11 million, $10 million and $10 million for the years ended December 31, 2020, 2019 and 2018, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2020	2019
							(in thousands)
U.S. dollar fixed rate notes	2020	-	2027	0.00%	-	14.85%	$111,970	$122,566
Total long-term notes receivable - affiliated(1)							$111,970	$122,566
(1)All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2020 and 2019, and is included in “Other assets.” Revenues related to these loans were $4 million, $4 million and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively, and are included in “Other income.”

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2020 and 2019:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
Prudential Insurance	February 2019	Sale	Commercial Mortgages	$4,995	$5,000	$(4)	$0
PALAC	April 2019	Sale	Equity Securities	$14,525	$13,466	$0	$1,059
Term Re	September 2019	Sale	Fixed Maturities	$9,178	$8,135	$0	$1,043
PURC	September 2019	Sale	Fixed Maturities	$8,399	$7,455	$0	$944
PAR U	September 2019	Sale	Fixed Maturities	$31,466	$28,146	$0	$3,320
Prudential Insurance	September 2019	Sale	Fixed Maturities	$10,702	$9,254	$1,144	$0
PURC	December 2019	Sale	Equity Securities	$7,767	$6,002	$0	$1,765
Par Term	December 2019	Sale	Fixed Maturities	$27,330	$24,739	$0	$2,591
PURC	December 2019	Sale	Fixed Maturities	$93,830	$75,586	$0	$18,244
PURC	December 2019	Sale	Fixed Maturities	$78,884	$68,645	$0	$10,239
Prudential Insurance	December 2019	Purchase	Other Invested Assets	$9,000	$9,000	$0	$0
Prudential Insurance	March 2020	Purchase	Other Invested Assets	$1,390	$1,390	$0	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$61,953	$59,659	$(1,812)	$0
Prudential Insurance	April 2020	Purchase	Fixed Maturities	$3,485	$3,320	$(130)	$0
GA BV LLC	July 2020	Transfer Out	Fixed Maturities	$1,914	$1,914	$0	$0
Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs. There was no debt outstanding as of December 31, 2020. Short-term debt outstanding was $2.8 million as of December 31, 2019.
The total interest expense to the Company related to loans payable to affiliates was $0.7 million, $2.3 million and $0.7 million for the years ended December 31, 2020, 2019 and 2018, respectively.
Contributed Capital and Dividends
In February of 2021, the Company received a capital contribution in the amount of $100 million from Prudential Insurance. In June, September, and December of 2020, the Company received capital contributions in the amounts of $325 million, $75 million and $175 million, respectively, from Prudential Insurance. In December of 2019, the Company received a capital contribution in the amount of $6 million from Prudential Insurance. In March of 2018, the Company received a capital contribution in the amount of $6 million from Prudential Insurance.
Through December 2020, the Company did not pay any dividends to Prudential Insurance. In December 2019, the Company paid a dividend in the amount of $250 million to Prudential Insurance. Through December 2018, the Company did not pay any dividends.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2020 and 2019, the outstanding balances on these commitments were $30 million and $26 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.0 million as of December 31, 2020, which is a change of $0.0 million for the twelve months ended December 31, 2020. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2020 and 2019, $354 million and $261 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for the twelve months ended December 31, 2020.
Guarantees
In July 2017, the Company formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. The Company owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates the Company and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2020, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement.
Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment, based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2020 and 2019 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2020
Total revenues	$337,490	$206,054	$302,378	$277,342
Total benefits and expenses	266,192	225,426	269,772	293,739
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,298	(19,372)	32,606	(16,397)
Net income (loss)	$97,612	$9,532	$150,078	$(60,525)
2019
Total revenues	$222,412	$233,359	$273,205	$220,388
Total benefits and expenses	150,798	219,237	234,568	185,977
Income (loss) from operations before income taxes and equity in earnings of operating joint venture	71,614	14,122	38,637	34,411
Net income (loss)	$87,788	$48,435	$43,373	$37,403

16.    REVISION TO PRIOR YEAR INFORMATION

Revision to 2019 and 2018 Consolidated Financial Statements

The Company identified an error in the presentation of certain cash flow activity related to policyholders' account balances that impacted several line items within previously issued Consolidated Statements of Cash Flows. While these items affect the cash flows from operating and financing activities, they had no impact on the net increase (decrease) in cash and cash equivalents for the previously reported periods. Prior period amounts have been revised in the financial statements to correct this error as shown below.

Management assessed the materiality of the misstatement described above on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior annual or interim periods. Accordingly, in accordance with ASC 250 (SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements), the consolidated financial statements for the years ended December 31, 2019 and 2018, which are presented herein, have been revised. The following are selected line items from the consolidated financial statements illustrating the effects of these revisions:

Consolidated Statements of Cash Flows

	Year Ended December 31, 2019
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(126,300)	$73,142	$(53,158)
Cash flows from (used in) operating activities	(253,555)	73,142	(180,413)
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(73,142)	(73,142)
Cash flows from (used in) financing activities	491,393	(73,142)	418,251

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2018
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Policy charges and fee income	$(116,675)	$67,637	$(49,038)
Cash flows from (used in) operating activities	23,147	67,637	90,784
CASH FLOWS FROM FINANCING ACTIVITIES:
Other, net	0	(67,637)	(67,637)
Cash flows from (used in) financing activities	717,599	(67,637)	649,962

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiary (the "Company") as of December 31, 2020 and 2019, and the related consolidated statements of operations and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2020, including the related notes and financial statement schedule listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for credit losses on certain financial assets reported at amortized cost, certain off-balance sheet exposures, and impairments for fixed maturities, available-for-sale in 2020, and the manner in which it accounts for certain financial assets and liabilities and in which it accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Guaranteed Benefit Features Associated with Certain Life Products Included in the Liability for Future Policy Benefits

As described in Notes 2, 5, 7 and 8 to the consolidated financial statements, the Company issues certain life insurance products that include certain contract features, including no-lapse guarantees. The liability for no-lapse guarantee features is grouped with guaranteed minimum death benefit ("GMDB") features in Note 8. For GMDB contract features, additional policyholder liabilities are established when associated assessments are recognized. As of December 31, 2020, the additional liability for these contract features included in the liability for future policy benefits was $9.4 billion. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions, and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management to determine the aforementioned assumptions for the additional policyholder liabilities, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the aforementioned assumptions used in the valuation of the additional policyholder liabilities, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, including controls over the development of the assumptions used in the valuation of the additional policyholder liabilities. These procedures also included, among others, testing management’s process for determining the valuation of guaranteed benefit features associated with certain life products included in the liability for future policy benefits, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models and (ii) evaluating the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

Valuation of the Deferred Acquisition Costs Related to Universal Life and Variable Life Products

As described in Notes 2 and 6 to the consolidated financial statements, the Company defers acquisition costs that relate directly to the successful acquisition of new and renewal insurance business to the extent such costs are deemed recoverable from future profits. As of December 31, 2020, a significant portion of the $2.4 billion of deferred policy acquisition costs ("DAC") are associated with universal life and variable life products. DAC related to universal life and variable life products is generally amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges. These margins are updated periodically based on historical and anticipated future experience. The DAC balance is regularly adjusted with a corresponding charge or credit to current period earnings for the impact of actual gross profits and changes in management’s projections of estimated future gross profits. DAC is subject to periodic recoverability testing.

The principal considerations for our determination that performing procedures relating to the valuation of DAC related to universal life and variable life products is a critical audit matter are (i) the significant judgment by management to determine the assumptions used in the projection of gross profits used to amortize DAC related to mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the “significant assumptions”), (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of DAC related to universal life and variable life products, including controls over the development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the valuation of DAC related to universal life and variable life products, which included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the appropriateness of management’s models, and (ii) evaluating the reasonableness of the significant assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the assumptions and testing that the assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 19, 2021

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:
(a)    Financial Statements
(1)    Financial Statements of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).
(2)    Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiary consisting of the Consolidated Statements of Financial Position as of December 31, 2020 and 2019, and the related Consolidated Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2020, including the related Notes and Financial Statement Schedule appear at the end of the Statement of Additional Information (Part B of the Registration Statement).
(b)    Exhibits:

(1)
Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(2)	Not Applicable

(3) (a)
Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b) (1)
Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b) (2)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b) (3)
List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 16, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4) (a)
Form of B and L Base Contract P-BLX/IND (2/10) and Form of "C" Base Contract P-CR/IND (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)
Form of Highest Daily Lifetime Income Benefit v2.1 rider P-RID-HD(2-13) (includes schedule pages). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Form of Highest Daily Lifetime Income Benefit v2.1 w/HDDB rider P-RID-HD-HDB(2-13) (includes schedule pages). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)
Form of Individual Retirement Annuity Endorsement P-END-IRA (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(e)
Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(f)
Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(g)
Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(h)
Amendatory Tax Endorsement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed April 12, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(i)
Form of Highest Daily Lifetime Income v3.0 Benefit Rider P-RID-HD(2/14). Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-184887, filed December 9, 2013, on behalf of Pruco Flexible Premium Variable Annuity Account.

(j)
Form of Highest Daily Lifetime Income v3.0 Benefit Schedule Supplement P-SCH-HD(2/14). Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-184887, filed December 9, 2013, on behalf of Pruco Flexible Premium Variable Annuity Account.

(k)
Form of Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit Rider P-RID-HD-HDB(2/14). Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-184887, filed December 9, 2013, on behalf of Pruco Flexible Premium Variable Annuity Account.

(l)
Form of Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit Schedule Supplement P-SCH-HD-HDB(2/14). Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-184887, filed December 9, 2013, on behalf of Pruco Flexible Premium Variable Annuity Account.

(m)
Roll-Up Death Benefit Rider P-RID-DBROLL (5/17). Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-184887, filed March 24, 2017, on behalf of Pruco Flexible Premium Variable Annuity Account.

(n)
Roll-Up Death Benefit Schedule Supplement P-SCH-DBROLL (5/17). Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-184887, filed March 24, 2017, on behalf of Pruco Flexible Premium Variable Annuity Account.

(5) (a)
Form of Application for the Contract ORD202826 Rev (2/13) and Beneficiary version ORD202828. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)
Form of Application for the Contract ORD202826 REV (2/14). Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 333-184887, filed December 9, 2013, on behalf of Pruco Flexible Premium Variable Annuity Account.

(6) (a)
Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)	By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. Incorporated by reference to Form 10-Q, as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(7)(a)
Reinsurance Agreement Between Pruco Life Insurance Company and Union Hamilton Reinsurance, Ltd., effective 4/1/15. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement No. 333-184887, filed April 8, 2016, on behalf of Pruco Flexible Premium Variable Annuity Account.

(7) (b)
Combination Coinsurance and Modified Coinsurance Agreement between Pruco Life Insurance Company and Prudential Annuities Life Assurance Corporation. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8) (a)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 3, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(b)
Shareholder Information Agreement (Sample Rule 22c-2). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(c)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed April 12, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 12 to Registration No. 333-184887, filed April 5, 2018 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(9)	Opinion of Counsel. Filed Herewith

(10)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.

(13) (a)	Power of Attorney for Dylan J. Tyson. Filed Herewith

(13) (b)	Power of Attorney for Susan M. Mann. Filed Herewith

(13) (c)	Power of Attorney for Markus Coombs. Filed Herewith

(13) (d)	Power of Attorney for Nandini Mongia. Filed Herewith

(13) (e)	Power of Attorney for Candace J. Woods. Filed Herewith

(13) (f)	Power of Attorney for Caroline A. Feeney. Filed Herewith

(13) (g)	Power of Attorney for Salene Hitchcock-Gear. Filed Herewith

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484-6208	President & Chief Executive Officer and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia Three Gateway Center Newark, New Jersey 07102-4061	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 19, 2021, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2021, there were 209,787 Qualified contract owners and 77,410 Non-Qualified contract owners of the B series, there were 73,150 Qualified contract owners and 29,811 Non-Qualified contract owners of the L series, and there were 6,123 Qualified contract owners and 4,125 Non-Qualified contract owners of the C series.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:
(a)    Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.
(b)    Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery 213 Washington Street Newark, New Jersey 07102-2917	President & Chief Executive Officer and Director
Anju Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Susan M. Mann 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Administrative Officer, Vice President and Director
Patricia L. O'Shea 213 Washington Street Newark, New Jersey 07102-2917	Chief Operating Officer
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103-3509	Senior Vice President and Director
Francine B. Boucher Three Gateway Center Newark, New Jersey 07102-4061	Chief Legal Officer, Vice President and Secretary
Kevin Chaillet 213 Washington Street Newark, New Jersey 07102-2917	Treasurer

Robert P. Smit Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Shane T. McGrath 280 Trumbull Street Hartford, Connecticut 06103-3509	Chief Compliance Officer and Vice President
Lynn Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Assistant Secretary
Jessica Conley 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Scott Haggerty One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith Three Gateway Center Newark, New Jersey 07102-4061	Anti-Money Laundering Officer

ITEM 29. PRINCIPAL UNDERWRITERS:
(c)    Commissions received by PAD during 2020 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$528,879,454.81	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 32. UNDERTAKINGS
(a)    Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)    Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.
(c)    Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.
(d)    Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.
(e)    Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

EXHIBITS

Exhibit No	Description
(9)	Opinion of Counsel.

(10)	Written Consent of Independent Registered Public Accounting Firm.

(13) (a)	Power of Attorney for Dylan J. Tyson.

(13) (b)	Power of Attorney for Susan M. Mann.

(13) (c)	Power of Attorney for Markus Coombs.

(13) (d)	Power of Attorney for Nandini Mongia.

(13) (e)	Power of Attorney for Candace J. Woods.

(13) (f)	Power of Attorney for Caroline A. Feeney.

(13) (g)	Power of Attorney for Salene Hitchcock-Gear.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 5th day of April 2021.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 5, 2021
Dylan J. Tyson
Susan M. Mann*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 5, 2021
Susan M. Mann
Markus Coombs*	Director and Vice President	April 5, 2021
Markus Coombs
Nandini Mongia*	Director and Treasurer	April 5, 2021
Nandini Mongia
Candace J. Woods*	Director	April 5, 2021
Candace J. Woods
Caroline A. Feeney*	Director	April 5, 2021
Caroline A. Feeney
Salene Hitchcock-Gear*	Director	April 5, 2021
Salene Hitchcock-Gear

By:	/s/ Richard H. Kirk
Richard H. Kirk
* Executed by Richard K. Kirk on behalf of those indicated pursuant to Power of Attorney.